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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-07572

Principal Funds, Inc.

(Exact name of registrant as specified in charter)

711 High Street, Des Moines, IA	50392
(Address of principal executive offices)	(Zip code)

Principal Management Corporation, 711 High Street, Des Moines, IA 50392

(Name and address of agent for service)

Registrant’s telephone number, including area code:		515-247-6783
Date of fiscal year end:	August 31, 2016
Date of reporting period:	August 31, 2016

ITEM 1 – REPORT TO STOCKHOLDERS

Table of Contents

Economic & Financial Market Review	2
Important Fund Information	3
Blue Chip Fund	4
Bond Market Index Fund	5
Credit Opportunities Explorer Fund	6
Diversified Real Asset Fund	7
Dynamic High Yield Explorer Fund	8
EDGE MidCap Fund	9
Global Multi-Strategy Fund	10
Global Opportunities Equity Hedged Fund	11
Global Opportunities Fund	12
International Equity Index Fund	13
International Small Company Fund	14
Opportunistic Municipal Fund	15
Origin Emerging Markets Fund	16
Preferred Securities Fund	17
Real Estate Allocation Fund	18
Real Estate Debt Income Fund	19
Small-MidCap Dividend Income Fund	20
SystematEx International Fund	21
SystematEX Large Value Fund	22
Financial Statements	23
Notes to Financial Statements	57
Schedules of Investments	90
Financial Highlights (Includes performance information)	224
Report of Independent Registered Public Accounting Firm	240
Shareholder Expense Example	241
Supplemental Information	244

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Economic & Financial Market Review

Central Bank policies have remained a key focus in the markets, as investors continued to anticipate the Federal Reserve’s (the Fed’s) rate normalization timeline. The possibility of an interest rate hike grew throughout August as U.S. data points indicated a solid outlook. The Bank of England implemented easing policies over the summer, stressing that further cuts are likely and that rates will remain low indefinitely.

If the circle of improved wages, confidence, demand, profits, capital spending, and expansion continues as it appears it might in the U.S., the economic upcycle will last a while longer, extended by the drop in interest rates after the U.K. vote in June. We look for a U.S. growth rebound, boosted by strong consumer spending, rising investment, and higher inventories. For 2016, real GDP gains likely will be weak, given the sluggish first half. We believe growth in 2017 should be well over 2% even with a Fed rate hike or two.

The United Kingdom and the Eurozone are proving more resilient to the Brexit (British exit of the European Union) aftermath than forecasters believed. China’s modest bounce continues. That plus improving U.S. demand benefits the developing world.

Late summer brought flat prices for broad equity indices. Defensive sectors, such as health care and utilities, had been winners for years because the marginal buyer of stocks (those whose willingness to pay is equal to the market price), has been yield-hungry fixed income investors looking for better returns than in U.S. treasury bonds. They were buying growth companies with solid earnings, low volatility, and good dividends. In August, those U.S. defensive sectors took a tumble: health care, off 3.5%; utilities, down 6.1%; and telecom services lost 5.7%, as measured by their respective indexes. The small rise in yields of sovereign bonds hurt safe haven-centered portfolios. Long-dated U.S. treasury bonds fell and U.S. global bonds also lost ground. But, the optimism expressed above about global growth was positive for both developed and developing-country corporate bonds. Credit spreads narrowed and returns for August were at least a small positive.

*All data cited from August 2016 Principal Economic Insights by Robert Baur, Ph.D. Chief Global Economist, available at principalfunds.com/commentary.

Important Fund Information

The following information applies to all funds shown in the annual report:

Securities described in the fund commentary may no longer be held in the fund.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class J shares: contingent deferred sales charge of 1% on redemptions made during the first 18 months. Institutional and Class R Shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Blue Chip Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* June 14, 2012 - August 31, 2016

Average Annual Total Returns* as of August 31, 2016
				Extended Performance
	1-Year	Since Inception	Inception Date
				Inception Date***
Institutional Shares	11.39%	15.17%	6/14/12	-
R-3 Shares	10.77%	14.51%	3/29/16	6/14/12
R-4 Shares	11.02%	14.74%	3/29/16	6/14/12
R-5 Shares	11.16%	14.88%	3/29/16	6/14/12

What contributed to or detracted from Fund performance during the fiscal year?

The investment seeks long-term growth of capital. The fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of each purchase. It invests in foreign securities. The fund invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.

Amazon, an e-commerce company, contributed. Alphabet (previously Google), Microsoft and Facebook were contributors. American Tower, which owns over 100,000 cell phone towers globally and leases antenna space on these towers to wireless service providers, contributed. Valeant Pharmaceuticals, a unique pharmaceutical company with significant franchises in eye care, dermatology, and branded generics, detracted. Liberty Global, a large cable company with operations primarily in Europe, detracted. QUALCOMM, a leader in communications chip technology, detracted. American Express, a services company that provides charge and credit payment cards, as well as travel-related services, to consumers and businesses around the world, detracted. Liberty TripAdvisor Holdings detracted.

*** Extended performance is calculated based on the historical performance of the Fund’s Institutional Shares, adjusted for the fees and expenses of the share class shown.

Bond Market Index Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Mellon Capital Management Corporation

Value of a $10,000 Investment* December 30, 2009 - August 31, 2016

Average Annual Total Returns* as of August 31, 2016

						Extended
		1-Year	5-Year	Since	Inception	Performance
				Inception	Date	Inception
						Date***
Class J Shares	Excluding Sales Charge	4.98%	2.31%	3.20%	3/16/10	12/30/09
	Including Sales Charge	3.98%	2.31%	3.20%
Institutional Shares		5.52%	3.08%	4.01%	12/30/09	-
R-1 Shares		4.60%	1.97%	2.94%	12/30/09	-
R-2 Shares		4.76%	2.10%	3.08%	12/30/09	-
R-3 Shares		5.00%	2.28%	3.26%	12/30/09	-
R-4 Shares		5.10%	2.48%	3.46%	12/30/09	-
R-5 Shares		5.24%	2.59%	3.58%	12/30/09	-

What contributed to or detracted from Fund performance during the fiscal year?

The investment seeks to provide current income. Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in investments designed to replicate the Barclays U.S. Aggregate Bond Index (the "index") at the time of each purchase. The index is composed of investment grade, fixed rate debt issues with maturities of one year or more, including government securities, corporate securities, and asset-backed and mortgage-backed securities (securitized products).

The U.S. bond market gained 5.97% for the past year, as measured by the Barclays Aggregate Index. Expectations that the Federal Reserve would be patient raising interest rates helped bonds gain, while bouts of risk aversion and U.S. bonds' global attractiveness also aided demand. On a total return basis all market segments were positive. Long maturities outperformed, followed by the seven to 10-year maturity bucket. The long Treasury sector rose, with long corporates gaining. On a relative basis excess returns were higher than duration-neutral Treasuries. The corporate sector outperformed, with the long corporate sector beating duration-neutral Treasuries. Higher quality bonds underperformed lower quality on both a total return basis and relative to duration-neutral Treasuries. Within the corporate sector, financial institutions trailed utilities and industrials.

*** Extended performance is calculated based on the historical performance of the Fund’s Institutional Shares, adjusted for the fees and expenses of the share class shown.

Credit Opportunities Explorer Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* September 10, 2014 - August 31, 2016

Average Annual Total Returns* as of August 31, 2016
	1-Year	Since Inception	Inception Date
Institutional Shares	4.94%	1.09%	9/10/14

What contributed to or detracted from Fund performance during the fiscal year?

The investment seeks to achieve long-term returns, comprised of income and capital appreciation, with an emphasis on managing volatility. Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of credit-related instruments, represented by bonds and derivatives. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index.

Security selection within investment-grade corporate bonds contributed. Security selection within U.S. Treasury securities contributed to performance. Security selection within emerging market debt contributed. The portfolio underperformed the Barclays Global Aggregate Corporate index over the year driven mainly by a short duration position as rates fell. An out-of-index allocation to below investment-grade corporate bonds detracted. An out-of-index allocation to U.S. Treasury securities detracted.

Diversified Real Asset Fund

Investment Advisor: Principal Management Corporation

     Sub-Advisors: BlackRock Financial Management, Inc.; Brookfield Investment Management, Inc.; Credit Suisse Asset Management, LLC; Fischer Francis Trees & Watts, Inc.; Macquarie Capital Invesment Management, LLC; Pictet Asset Management SA; Principal Real Estate Investors, LLC; Symphony Asset Management, LLC; Tortoise Capital Advisors, LLC

Value of a $10,000 Investment* March 16, 2010 - August 31, 2016

Average Annual Total Returns* as of August 31, 2016
					Extended
	1-Year	5-Year	Since Inception	Inception Date	Performance
					Inception Date***
Institutional Shares	-0.53%	1.03%	3.62%	3/16/10	-
R-3 Shares	-1.00%	0.51%	3.10%	3/29/16	3/16/10
R-4 Shares	-0.80%	0.70%	3.29%	3/29/16	3/16/10
R-5 Shares	-0.65%	0.83%	3.42%	3/29/16	3/16/10
R-6 Shares	-0.50%	1.02%	3.62%	12/31/14	3/16/10

What contributed to or detracted from Fund performance during the fiscal year?

The investment seeks a long-term total return in excess of inflation. The fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in investments related to real assets and real asset companies. The fund seeks to achieve its investment objective by allocating its assets among general investment categories related to real assets and real asset companies (which include tangible assets and investments that are expected to perform well in periods of high inflation).

Allocation to real estate investment trusts (REITs) (sub-advised by Principal Real Estate Investors, LLC) contributed as their allocation to retail, office, and industrial stocks contributed the most to absolute returns, while manager security selection contributed the most in diversified and self-storage stocks. Allocation to treasury inflation protected securities (TIPs) (sub-advised by BlackRock Financial Management, Inc.) contributed to absolute returns. The sub-advisor underperformed on a relative basis as long U.S. breakeven positioning was the main detractor due to narrowing inflation expectations, as nominal rates were better bid due to the risk off market sentiment that unfolded surrounding geo-political uncertainties. Allocation to floating rate debt (sub-advised by Symphony Asset Management, LLC) contributed to absolute returns. The sub-advisor underperformed on a relative basis as security selection in consumer discretionary and information technology detracted. Allocation to master limited partnerships (MLPs) (sub-advised by Tortoise Capital Advisors, LLC) detracted as relative underperformance was driven by an overweight position in the underperforming crude oil pipelines and refined product pipelines subsector. Negative security selection within the gathering and processing and natural gas pipelines subsectors also detracted. Allocation to timber stocks in global timber (sub-advised by Pictet Asset Management SA) detracted driven by an overweight position to pulp, and out-of-benchmark allocation to homebuilders and negative performance in containerboard. Manager selection in containerboard and homebuilders also weighed on performance. Underweight to metals & mining stocks within the natural resource allocations detracted as those stocks saw a significant rally. Allocation to commodities (sub-advised by Credit Suisse Asset Management LLC), which was implemented through derivatives including commodities futures contracts, detracted.

*** Extended performance is calculated based on the historical performance of the Fund’s Institutional Shares, adjusted for the fees and expenses of the share class shown.

Dynamic High Yield Explorer Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* September 10, 2014 - August 31, 2016

Average Annual Total Returns* as of August 31, 2016
	1-Year	Since Inception	Inception Date
Institutional Shares	2.96%	0.60%	9/10/14

What contributed to or detracted from Fund performance during the fiscal year?

The investment seeks to provide a high level of current income with an emphasis on managing volatility. Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. and non-U.S. below investment grade securities (sometimes called "high yield" or "junk") which are rated at the time of purchase Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") and BB+ or lower by Standard & Poor's Rating Service ("S&P").

Issue specific impacts from Caraustar Industries, AZ Chem, and EP Energy LLC contributed. Issue impacts from Halcon Resources, Whiting Petroleum, and Continental Resources contributed. Security selection within bank loans and bonds detracted. Within bank loans, Newpage Corporation, Seadrill Partners LLC, and Drillships Financing Holding detracted the most. Bonds that detracted the most were EP Energy LLC, Eletson Holdings, and Bi-Lo LLC.

EDGE MidCap Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* September 28, 2015 - August 31, 2016

Average Annual Total Returns* as of August 31, 2016
	Since Inception	Inception Date
Institutional Shares	22.89%	9/28/15

What contributed to or detracted from Fund performance during the fiscal year?

The investment seeks long-term growth of capital. The fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with medium market capitalizations at the time of each purchase. It invests in foreign securities and real estate investment trust securities. The fund invests in equity securities with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of equity securities with these characteristics.

Tumi Holdings, which was acquired by Samsonite International SA, contributed. Digital Realty Trust (DLR) contributed in part due to an accretive acquisition of TelX, as well as growing its footprint overseas by acquiring eight facilities in Europe. Valspar Corp (VAL), which announced its acquisition by Sherwin-Williams, contributed. HollyFrontier (HFC) detracted from excess returns as tighter refining margins weighed on profitability. Aarons(AAN) detracted as the rent-to-own retailer experienced a decline in its core brick and mortar business. Kirby Corp (KEX), a U.S. tank barge operator that transports bulk liquid products, detracted as it faced a challenging environment and reported a decrease in year-over-year revenues along with margin contraction.

Global Multi-Strategy Fund

Investment Advisor: Principal Management Corporation

Sub-Advisors: AQR Capital Management, LLC; Cliffwater, LLC; CHN Partners, LLC; Finisterre Capital, LLP; Graham Capital Management, LP; KLS Diversified Asset Management, LP; Loomis, Sayles & Company, LP; Los Angeles Capital Management and Equity Research, Inc.; Sound Point Capital Management, LP; Wellington Management Company, LLP; York Registered Holdings, LP

Value of a $10,000 Investment* October 24, 2011 - August 31, 2016

Average Annual Total Returns* as of August 31, 2016
	1-Year	Since Inception	Inception Date
Institutional Shares	1.80%	3.39%	10/24/11

What contributed to or detracted from Fund performance during the fiscal year?

The investment seeks to achieve long-term capital appreciation with an emphasis on positive total returns and managing volatility. The fund's investment adviser allocates the fund's assets among one or more of the investment strategies, which are executed by one or more of the fund's sub-advisors. It invests in a broad range of instruments including, but not limited to, equities, bonds, currencies, convertible securities and derivatives such as futures, options, swaps and forwards. The fund can invest a higher percentage of assets in securities of individual issuers than a diversified fund. It is non-diversified.

The emerging markets credit sleeve (sub-advised by Finisterre Capital, LLP) contributed as gains were driven by energy-related credits, partially offset by losses on crude oil and interest rate hedges. The equity long/short sleeve (sub-advised by LA Capital Management and Equity Research, Inc.) contributed as the main contributors were overweight to quality and dividend-yield factors, and underweight to risky factors (volatility and financial risk) and momentum. The fixed-income market neutral sleeve (sub-advised by KLS Diversified Asset Management, LLP) contributed as gains were led by the credit portfolio which benefitted from high yield spread tightening, and curve trades within the rates portfolio. The equity long/short sleeve (sub-advised by Wellington Management Company, LLP) was a drag on performance as the U.S. futures and options hedge strategy was the main detractor, but the portfolio was also hurt by higher-than-average market exposure during the early part of 2016. All of the aforementioned positions are achieved through the use of derivatives, including currency forward and interest rate and equity market futures. The event driven sleeve (sub-advised by York Registered Holdings LP) detracted as losses were led by special situation equities, largely attributable to the sell-off in value stocks in the third quarter of 2015 and hedge fund deleveraging during first quarter of 2016. The global macro sleeve (sub-advised by Graham Capital Management LP) detracted due to losses in equity index trading, as many equity markets suffered from several sharp reversals.

Global Opportunities Equity Hedged Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* September 22, 2015 - August 31, 2016

Average Annual Total Returns* as of August 31, 2016
	Since Inception	Inception Date
Institutional Shares	-8.48%	9/22/15

What contributed to or detracted from Fund performance during the fiscal year?

The investment seeks long-term growth of capital with lower volatility than the global equity markets. Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities and derivatives on equity securities, at the time of each purchase. It will invest in foreign, including emerging market, securities, of at least three countries and at least 30% of its net assets in foreign securities. The fund will also invest in U.S. securities.

Adidas, the second largest sporting goods company globally, contributed. Qualicorp, a Brazil-based company primarily active in the health care insurance sector, contributed. NetEase, a Chinese gaming and internet media platform, contributed. ConocoPhillips, an independent exploration and production company, detracted. Leidos, which provides scientific, engineering, systems integration and technical services to the U.S. government and certain private sector end markets, detracted. Boeing, the world's largest aerospace and defense company by sales, detracted.

Global Opportunities Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 28, 2012 - August 31, 2016

Average Annual Total Returns* as of August 31, 2016
	1-Year	Since Inception	Inception Date
Institutional Shares	3.21%	8.01%	12/28/12

What contributed to or detracted from Fund performance during the fiscal year?

The investment seeks long-term growth of capital. Under normal market circumstances, the fund invests in equity securities, and the fund invests in foreign, including emerging market, securities of at least three countries and at least 30% of its net assets in foreign securities. It also invests in U.S. securities.

Adidas, the second largest sporting goods company globally, contributed. Qualicorp, a Brazil-based company primarily active in the health care insurance sector, contributed. NetEase, a Chinese gaming and internet media platform, contributed. ConocoPhillips, an independent exploration and production company, detracted. Leidos, which provides scientific, engineering, systems integration and technical services to the U.S. government and certain private sector end markets, detracted. Boeing, the world's largest aerospace and defense company by sales, detracted.

International Equity Index Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 30, 2009 - August 31, 2016

Average Annual Total Returns* as of August 31, 2016
	1-Year	5-Year	Since Inception	Inception Date
Institutional Shares	-0.02%	4.70%	3.46%	12/30/09
R-1 Shares	-0.90%	3.78%	2.56%	12/30/09
R-2 Shares	-0.75%	3.90%	2.67%	12/30/09
R-3 Shares	-0.49%	4.13%	2.89%	12/30/09
R-4 Shares	-0.30%	4.32%	3.08%	12/30/09
R-5 Shares	-0.30%	4.43%	3.19%	12/30/09

What contributed to or detracted from Fund performance during the fiscal year?

The investment seeks long-term growth of capital. The fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities that compose the MSCI EAFE NDTR D Index at the time of each purchase. The index is a weighted equity index designed to measure the equity performance of developed markets, excluding the United States and Canada. The fund employs a passive investment approach designed to attempt to track the performance of the index. Six of the 10 economics sectors in the index posted positive returns.

British American Tobacco p.l.c., the holding company for a group of companies that manufactures, markets, and sells cigarettes and other tobacco products, including cigars and roll-your-own tobacco, contributed. Siemens AG, an engineering and manufacturing company, contributed. Adidas AG, which manufactures sports shoes and sports equipment, contributed. The financials and health care sectors were the weakest performers. Lloyds Banking Group plc. detracted. Teva Pharmaceutical Industries Ltd., is a global pharmaceutical company, detracted. Credit Suisse Group AG, an international financial services group, detracted.

International Small Company Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* June 11, 2014 - August 31, 2016

Average Annual Total Returns* as of August 31, 2016

	1-Year	Since Inception	Inception Date	Extended Performance
				Inception Date***

Institutional Shares	3.99%	0.09%	12/31/14	6/11/14

What contributed to or detracted from Fund performance during the fiscal year?

The investment seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with small market capitalizations at the time of each purchase. It invests primarily in foreign equity securities. The fund has no limitation on the percentage of assets that is invested in any one country or denominated in any one currency, but it typically invests in foreign securities of more than 10 countries.

European markets outside of the UK and Asia, excluding Japan, produced the best results. Within the Asia Pacific region, Australia and Hong Kong produced the strongest results. Within Europe, Italy, Spain, and France were the biggest contributors. The energy and industrials sectors contributed the most. Treasury Wine Estates (Australia), Bluescope Steel Limited (Australian steel producer), and Lion Corporation (Japanese household products manufacturer) were the biggest individual contributors to relative performance. Negative stock selection in Japan and in the UK, the two largest countries in the international small cap universe, detracted. The consumer discretionary and information technology sectors were the biggest detractors. Swiss financial services company Leonteq, Aldermore (UK property lender), and Concordia International (Canadian pharmaceutical company) were the biggest individual detractors from relative performance.

*** Extended performance is calculated based on the historical performance of the Fund’s Class A Shares, adjusted for the fees and expenses of the share class shown.

Opportunistic Municipal Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* June 14, 2012 - August 31, 2016

Average Annual Total Returns* as of August 31, 2016

	1-Year	Since Inception	Inception Date	Extended Performance
				Inception Date***

Institutional Shares	12.23%	6.59%	3/10/15	6/14/12

What contributed to or detracted from Fund performance during the fiscal year?

The investment seeks to provide a high level of income that is exempt from federal income tax while protecting investors' capital. The fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal obligations. It invests in other debt obligations, including (but not limited to) taxable municipal obligations, U.S. Treasury securities, obligations of the U.S. government, its agencies and instrumentalities ("Agency Securities") and exchange-traded funds (ETFs) to gain exposure to the municipal market.

Allocation to Golden State Tobacco, Mohegan Tribal Finance Authority, and Tender Option Bond Trust contributed. Allocation to Ohio Air Quality Development Authority, Louisiana Public Facilities Authority, and Iowa Finance Authority detracted.

*** Extended performance is calculated based on the historical performance of the Fund’s Class A shares, adjusted for the fees and expenses of the share class shown.

Origin Emerging Markets Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Origin Asset Management. LLP

Value of a $10,000 Investment* January 23, 2015 - August 31, 2016

Average Annual Total Returns* as of August 31, 2016
	1-Year	Since Inception	Inception Date
Institutional Shares	7.50%	-6.03%	1/23/15
R-6 Shares	7.50%	-6.03%	1/23/15

What contributed to or detracted from Fund performance during the fiscal year?

The investment seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies at the time of each purchase. Emerging market companies are companies with their principal place of business or principal office in emerging market countries or companies whose principal securities trading market is an emerging market country.

The information technology sector was the strongest contributor to relative performance, with Asian internet and mobile device hardware companies especially strong. The telecommunications and consumer staples sectors also contributed. From a geographical perspective, stock selection within China/Hong Kong was especially strong. The violent technical reversal, with previously weak stocks outperforming at the expense of prior winners, was a detractor from performance due to the Fund's emphasis on trend following, so long as those trends are justified by company fundamentals. For the most part, the change in leadership does not appear to be supported by any major change in underlying company fundamental performance. From a geographical perspective, Taiwan and South Korea were the biggest detractors as previously strongly performing financial companies markedly underperformed. Stock selection within Brazil, Turkey, India, and South Africa detracted.

Preferred Securities Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Spectrum Asset Management, Inc.

Value of a $10,000 Investment* August 31, 2006 - August 31, 2016

Average Annual Total Returns* as of August 31, 2016

		1-Year	5-Year	10-Year

Class J Shares	Excluding Sales Charge	6.87%	7.61%	6.12%
	Including Sales Charge	5.87%	7.61%	6.12%
Institutional Shares		7.26%	8.08%	6.73%
R-1 Shares		6.32%	7.18%	5.83%
R-2 Shares		6.49%	7.34%	5.97%
R-3 Shares		6.66%	7.52%	6.15%
R-4 Shares		6.86%	7.72%	6.33%
R-5 Shares		7.07%	7.86%	6.49%

What contributed to or detracted from Fund performance during the fiscal year?

The investment seeks to provide current income. The fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in preferred securities at the time of purchase. It concentrates its investments (invests more than 25% of its net assets) in securities in the U.S. and non-U.S. financial services (i.e., banking, insurance and commercial finance,) industry. The fund also regularly invests in the real estate investment trust (i.e. REIT) and utility industries.

The hybrid market performed well during the year against the backdrop of declining interest rates and central bank policy support. The negotiated exchange by GE for its preferred stock of GECC benefited performance. Security selection in domestic securities contributed, particularly in industrials. Contingent capital (CoCo) securities, especially European bank AT1's, performed poorly in February due to the fear of coupon skips by European banks. Certain insurance names declined due to continued structural concerns of term extension rather than being called at par. Being underweight to DRD (dividend received deduction)-eligible preferred securities, which outperformed the overall index, detracted.

Real Estate Allocation Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Real Estate Investors, LLC

Value of a $10,000 Investment* December 31, 2014 - August 31, 2016

Average Annual Total Returns* as of August 31, 2016
	1-Year	Since Inception	Inception Date
Institutional Shares	10.73%	4.51%	12/31/14

What contributed to or detracted from Fund performance during the fiscal year?

The investment seeks total return with income. Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in mutual funds that invest in the real estate industry at the time of purchase. The underlying funds invest in equity and debt real estate securities of U.S. and non-U.S. issuers and are both concentrated in the real estate industry; therefore, the Real Estate Allocation Fund is considered concentrated in the real estate industry as well. The fund allocates its investments between the underlying funds, 25% to 75% in each underlying fund, based on qualitative and quantitative analysis.

An average overweight to global real estate securities vs. real estate debt contributed to overall relative performance. Within the Real Estate Debt Income Fund (sub-advised by Principal Real Estate Investors, LLC), overweight to out-of-index legacy bonds as well as being overweight duration at the 10-year portion of the interest rate curve during a period when the yield curve flattened contributed. Within the Global Real Estate Securities Fund (sub-advised by Principal Real Estate Investors, LLC), positive attribution came from an overweight to U.S. industrial and self-storage, as well as German residential companies.

Both of the underlying funds posted negative excess returns vs. their respective benchmarks. Overweight to London office in the global real estate securities sleeve detracted. Within the commercial mortgage-backed securities (CMBS) sleeve, overweight to BBB-rated bonds relative to the benchmark during a period where the credit curve steepened materially between those bonds and AAA-rated bonds detracted.

Real Estate Debt Income Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Real Estate Investors, LLC

Value of a $10,000 Investment* December 31, 2014 - August 31, 2016

Average Annual Total Returns* as of August 31, 2016
	1-Year	Since Inception	Inception Date
Institutional Shares	4.69%	2.66%	12/31/14

What contributed to or detracted from Fund performance during the fiscal year?

The investment seeks current income. Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in debt securities of U.S. companies principally engaged in the real estate industry at the time of purchase. A real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. The fund is non-diversified.

Being overweight to out-of-index legacy bonds that benefitted from a higher percentage of maturing loans paying off than was expected at the beginning of the period contributed. Being overweight the index exposure to 2014-2016 vintage AA and A-rated bonds during a period where the credit curve flattened between those bonds and AAA-rated bonds contributed. Being overweight to the 10-year part of the Treasury curve and underweight the 5-year part of the curve during a period where the yield curve flattened contributed. Being overweight BBB-rated bonds relative to the benchmark during a period where the credit curve steepened materially between those bonds and AAA-rated bonds detracted. One detractor was exposure to out-of-index interest only (IO) securities during a period when IO spreads widened relative to index spreads.

Small-MidCap Dividend Income Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* June 6, 2011 - August 31, 2016

Average Annual Total Returns* as of August 31, 2016
	1-Year	5-Year	Since Inception	Inception Date
Institutional Shares	22.94%	14.87%	12.59%	6/6/11

What contributed to or detracted from Fund performance during the fiscal year?

The investment seeks to provide current income and long-term growth of income and capital. The fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying equity securities of companies with small to medium market capitalizations at the time of each purchase. It invests in the securities of foreign issuers, real estate investment trusts, preferred securities, convertible securities, master limited partnerships, and royalty trusts.

New Flyer Industries (NFI) contributed due to outperformance on strong top and bottom line growth. Its acquisition of Motor Coach Industries was a positive development as the combined company dominates the metropolitan bus and motor coach markets in North America. Digital Realty Trust (DLR) contributed as it outperformed on top and bottom-line growth. DLR made an accretive acquisition of TelX, which diversified its portfolio by expanding into the colocation and interconnection businesses. Additionally, DLR grew its footprint overseas by acquiring eight facilities in Europe. EPR Properties (EPR) contributed as the specialty real estate investment trust (REIT) had strong financial results, continued to invest for future growth, and also likely benefitted from the low interest rate environment and corresponding investor interest in the higher-yielding sector. HollyFrontier (HFC) detracted from as tighter refining margins weighed on profitability. Colony Capital (CLNY) traded down following the announcement of its planned tri-merger with NorthStar Asset Management and NorthStar Realty Finance. Alliance Resource Partners underperformed as the price of coal grew pressured and the price differential between its contract rates and the current market rate weighed on the stock.

SystematEx International Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* September 22, 2015 - August 31, 2016

Average Annual Total Returns* as of August 31, 2016
	Since Inception	Inception Date
Institutional Shares	4.93%	9/22/15
R-6 Shares	5.03%	9/22/15

What contributed to or detracted from Fund performance during the fiscal year?

The investment seeks long-term growth of capital. The fund invests primarily in foreign equity securities. The fund has no limitation on the percentage of assets invested in any one country or denominated in any one currency, but the fund typically invests in foreign securities of at least 3 countries and at least 40% of its net assets in foreign securities. The fund invests in equity securities of small, medium, and large market capitalization companies.

An overweight to Fortescue Metals Group, the third largest iron ore producer in Australia, contributed to performance as the Company exceeded EPS estimates and increased its dividend by more than expected. Overweight to German-based Adidas, the second largest sporting goods company globally, contributed announced better than expected EPS and raised full year guidance. Overweight to Vestas Wind Systems, a Danish manufacturer of wind turbines, also contributed as deliveries were strong in Europe and the U.S. Overweight to UK homebuilders Persimmon, Taylor Wimpey, and Barratt Developments detracted from performance as these companies underperformed amid Brexit concerns and the potential impacts on GDP and employment.

SystematEx Large Value Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* September 22, 2015 - August 31, 2016

Average Annual Total Returns* as of August 31, 2016
	Since Inception	Inception Date
R-6 Shares	13.50%	9/22/15

What contributed to or detracted from Fund performance during the fiscal year?

The investment seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of each purchase. For this fund, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the Russell 1000 ® Value Index. The fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued.

An overweight to NVIDIA, which designs, develops, and markets 3D graphics processors and related software, contributed to performance due to better than expected revenues across all segments. Underweight to pharmaceutical companies, Perrigo and Endo International contributed. Overweight to CVR Energy, which is the parent of variable rate distribution master limited partnerships CVR Energy and CVR Partners, detracted from performance as a result of a pipeline outage and pressure in refining margins. Underweight to Archer-Daniels-Midlands detracted driven by weak agricultural services results. Overweight to HollyFrontier, a mid-cap independent refiner, detracted.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. August 31, 2016

						Credit
				Bond Market		Opportunities
Amounts in thousands, except per share amounts		Blue Chip Fund		Index Fund		Explorer Fund
Investment in securities--at cost		$1,157,009		$1,857,747		$19,544
Assets
Investment in securities--at value		$1,332,876		$1,900,433		$19,710
Deposits with counterparty		–		81		264
Receivables:
Dividends and interest		1,516		9,038		100
Expense reimbursement from Manager		–		45		3
Fund shares sold		578		436		–
Investment securities sold		1,318		49,883		5,875
OTC swap agreements--at value (premiums paid $0, $0 and $0)		–		–		4
Variation margin on financial derivative instruments		–		–		4
Prepaid expenses		–		–		3
	Total Assets	1,336,288		1,959,916		25,963
Liabilities
Accrued management and investment advisory fees		770		374		10
Accrued administrative service fees		–		3		–
Accrued distribution fees		26		12		2
Accrued service fees		–		19		–
Accrued transfer agent fees		20		19		1
Accrued directors' expenses		4		6		2
Accrued professional fees		22		30		26
Accrued other expenses		20		43		–
Cash overdraft		–		–		95
Payables:
Dividends payable		–		–		15
Fund shares redeemed		840		857		–
Investment securities purchased		1,514		185,025		6,432
Short sales (proceeds received $0, $624 and $0)		–		624		–
Variation margin on financial derivative instruments		–		–		4
	Total Liabilities	3,216		187,012		6,587
Net Assets Applicable to Outstanding Shares		$1,333,072		$1,772,904		$19,376
Net Assets Consist of:
Capital shares and additional paid-in-capital		$1,155,183		$1,712,472		$20,337
Accumulated undistributed (overdistributed) net investment income (loss)		2,173		19,674		64
Accumulated undistributed (overdistributed) net realized gain (loss)		(151)		(1,928)		(1,151)
Net unrealized appreciation (depreciation) of investments		175,867		42,686		126
	Total Net Assets	$1,333,072		$1,772,904		$19,376
Capital Stock (par value: $.01 per share):
Shares authorized		950,000		710,000		200,000
Net Asset Value Per Share:
Class A: Net Assets		$36,575		N/A		$9,669
Shares Issued and Outstanding		2,171				1,018
Net Asset Value per share		$16.85				$9.50
Maximum Offering Price		$17.83				$9.87
Class C: Net Assets		$21,705		N/A		N/A
Shares Issued and Outstanding		1,314
Net Asset Value per share		$16.52	(a)
Class J: Net Assets		N/A		$33,765		N/A
Shares Issued and Outstanding				3,023
Net Asset Value per share				$11.17	(a)
Class P: Net Assets		$17,494		N/A		N/A
Shares Issued and Outstanding		1,031
Net Asset Value per share		$16.97
Institutional: Net Assets		$1,257,265		$1,648,408		$9,707
Shares Issued and Outstanding		73,939		144,734		1,019
Net Asset Value per share		$17.00		$11.39		$9.52
R-1: Net Assets		N/A		$1,913		N/A
Shares Issued and Outstanding				171
Net Asset Value per share				$11.16
R-2: Net Assets		N/A		$2,940		N/A
Shares Issued and Outstanding				263
Net Asset Value per share				$11.18
R-3: Net Assets		$11		$16,998		N/A
Shares Issued and Outstanding		1		1,523
Net Asset Value per share		$16.96		$11.16
R-4: Net Assets		$11		$36,951		N/A
Shares Issued and Outstanding		1		3,305
Net Asset Value per share		$16.98		$11.18
R-5: Net Assets		$11		$31,929		N/A
Shares Issued and Outstanding		1		2,844
Net Asset Value per share		$16.99		$11.23

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. August 31, 2016

	Diversified Real	Dynamic High Yield	EDGE
Amounts in thousands, except per share amounts	Asset Fund(a)	Explorer Fund	MidCap Fund
Investment in securities--at cost	$3,665,518	$15,662	$258,341
Foreign currency--at cost	$29,195	$–	$–
Assets
Investment in securities--at value	$3,757,312	$15,632	$289,849
Foreign currency--at value	29,173	–	–
Cash	23,793	3	–
Deposits with counterparty	2,387	–	–
Receivables:
Dividends and interest	6,495	106	554
Expense reimbursement from Manager	66	4	–
Foreign currency contracts	4,940	–	–
Fund shares sold	2,413	2	–
Investment securities sold	7,531	44	2,565
OTC swap agreements--at value (premiums paid $0, $0 and $0)	259	–	–
Variation margin on financial derivative instruments	4,622	–	–
Prepaid expenses	–	4	–
Total Assets	3,838,991	15,795	292,968
Liabilities
Accrued management and investment advisory fees	2,492	8	186
Accrued distribution fees	55	1	–
Accrued transfer agent fees	479	1	–
Accrued directors' expenses	6	2	4
Accrued professional fees	88	35	17
Accrued other expenses	86	–	4
Payables:
Dividends payable	–	57	–
Foreign currency contracts	6,321	–	–
Fund shares redeemed	1,789	–	142
Investment securities purchased	105,513	1,525	–
Options and swaptions contracts written (premiums received $1,672, $0 and $0)	1,109	–	–
Variation margin on financial derivative instruments	4,865	–	–
Total Liabilities	122,803	1,629	353
Net Assets Applicable to Outstanding Shares	$3,716,188	$14,166	$292,615
Net Assets Consist of:
Capital shares and additional paid-in-capital	$4,018,935	$15,467	$252,043
Accumulated undistributed (overdistributed) net investment income (loss)	93,211	(10)	1,417
Accumulated undistributed (overdistributed) net realized gain (loss)	(486,867)	(1,261)	7,647
Net unrealized appreciation (depreciation) of investments	92,323	(30)	31,508
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	(1,414)	–	–
Total Net Assets	$3,716,188	$14,166	$292,615
Capital Stock (par value: $.01 per share):
Shares authorized	1,725,000	200,000	100,000
Net Asset Value Per Share:
Class A: Net Assets	$210,864	$7,267	N/A
Shares Issued and Outstanding	19,056	795
Net Asset Value per share	$11.07	$9.14
Maximum Offering Price	$11.50	$9.50
Class C: Net Assets	$31,350	N/A	N/A
Shares Issued and Outstanding	2,902
Net Asset Value per share	$10.80 (b)
Class P: Net Assets	$149,921	N/A	N/A
Shares Issued and Outstanding	13,566
Net Asset Value per share	$11.05
Institutional: Net Assets	$3,294,419	$6,899	$292,615
Shares Issued and Outstanding	297,253	752	23,910
Net Asset Value per share	$11.08	$9.17	$12.24
R-3: Net Assets	$11	N/A	N/A
Shares Issued and Outstanding	1
Net Asset Value per share	$11.06
R-4: Net Assets	$11	N/A	N/A
Shares Issued and Outstanding	1
Net Asset Value per share	$11.07
R-5: Net Assets	$11	N/A	N/A
Shares Issued and Outstanding	1
Net Asset Value per share	$11.08
R-6: Net Assets	$29,601	N/A	N/A
Shares Issued and Outstanding	2,671
Net Asset Value per share	$11.08

(a)	Consolidated financial statement, see "Basis for Consolidation" in Notes to Financial Statements.
(b)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. August 31, 2016

		Global
		Opportunities
	Global Multi-	Equity	Global
Amounts in thousands, except per share amounts	Strategy Fund	Hedged Fund	Opportunities Fund
Investment in securities--at cost	$3,159,743	$6,564	$1,250,184
Foreign currency--at cost	$17,747	$5	$–
Assets
Investment in securities--at value	$3,241,562	$6,858	$1,313,565
Foreign currency--at value	17,702	5	–
Cash	22,943	–	–
Deposits with counterparty	466,787	18	–
Receivables:
Dividends and interest	11,759	14	3,929
Expense reimbursement from Manager	4	13	6
Foreign currency contracts	24,086	–	–
Fund shares sold	3,999	–	170
Investment securities sold	73,589	322	38,892
OTC swap agreements--at value (premiums paid $3,776, $0 and $0)	12,167	–	–
Variation margin on financial derivative instruments	1,315	18	–
Prepaid expenses	–	7	–
Total Assets	3,875,913	7,255	1,356,562
Liabilities
Accrued management and investment advisory fees	3,588	6	945
Accrued distribution fees	79	1	2
Accrued transfer agent fees	162	1	5
Accrued directors' expenses	5	2	3
Accrued professional fees	143	24	34
Accrued other expenses	3,125	–	40
Cash overdraft	–	19	–
Payables:
Foreign currency contracts	21,217	–	–
Fund shares redeemed	2,943	–	479
Investment securities purchased	103,015	286	27,455
Options and swaptions contracts written (premiums received $5,941, $0 and $0)	3,327	–	–
Reverse repurchase agreements	257,667	–	–
Short sales (proceeds received $689,197, $0 and $0)	720,668	–	–
OTC swap agreements--at value (premiums received $2,619, $0 and $0)	3,816	–	–
Variation margin on financial derivative instruments	2,130	–	–
Total Liabilities	1,121,885	339	28,963
Net Assets Applicable to Outstanding Shares	$2,754,028	$6,916	$1,327,599
Net Assets Consist of:
Capital shares and additional paid-in-capital	$2,750,641	$7,571	$1,262,823
Accumulated undistributed (overdistributed) net investment income (loss)	(2,623)	49	18,782
Accumulated undistributed (overdistributed) net realized gain (loss)	(45,912)	(677)	(17,297)
Net unrealized appreciation (depreciation) of investments	49,069	(27)	63,381
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	2,853	–	(90)
Total Net Assets	$2,754,028	$6,916	$1,327,599
Capital Stock (par value: $.01 per share):
Shares authorized	1,450,000	300,000	650,000
Net Asset Value Per Share:
Class A: Net Assets	$145,370	$2,345	$4,940
Shares Issued and Outstanding	13,495	257	431
Net Asset Value per share	$10.77	$9.12	$11.45
Maximum Offering Price	$11.19	$9.65	$12.12
Class C: Net Assets	$56,557	N/A	$1,595
Shares Issued and Outstanding	5,354		141
Net Asset Value per share	$10.56 (a)		$11.34 (a)
Class P: Net Assets	$286,895	$2,285	$164
Shares Issued and Outstanding	26,527	250	14
Net Asset Value per share	$10.82	$9.14	$11.53
Institutional: Net Assets	$2,265,206	$2,286	$1,320,900
Shares Issued and Outstanding	208,536	250	114,207
Net Asset Value per share	$10.86	$9.14	$11.57

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. August 31, 2016

			Multi-Manager
	International Equity	International Small	Equity
Amounts in thousands, except per share amounts	Index Fund	Company Fund	Long/Short Fund
Investment in securities--at cost	$884,289	$167,753	$331,044
Foreign currency--at cost	$86	$2	$427
Assets
Investment in securities--at value	$886,482	$170,706	$337,068
Foreign currency--at value	86	3	429
Deposits with counterparty	130	–	121,285
Receivables:
Dividends and interest	4,831	296	527
Expense reimbursement from Manager	–	–	14
Foreign currency contracts	–	–	261
Fund shares sold	1,062	2	–
Investment securities sold	12,773	816	5,942
OTC swap agreements--at value (premiums paid $0, $0 and $0)	–	–	499
Variation margin on financial derivative instruments	–	–	153
Total Assets	905,364	171,823	466,178
Liabilities
Accrued management and investment advisory fees	190	153	435
Accrued administrative service fees	2	–	–
Accrued distribution fees	5	1	–
Accrued service fees	12	–	–
Accrued transfer agent fees	5	3	2
Accrued custodian fees	–	24	–
Accrued directors' expenses	4	2	1
Accrued professional fees	41	24	26
Accrued other expenses	126	17	221
Cash overdraft	39	–	10,333
Payables:
Foreign currency contracts	–	–	175
Fund shares redeemed	1,624	–	–
Investment securities purchased	13,137	630	7,967
Short sales (proceeds received $0, $0 and $120,213)	–	–	120,823
OTC swap agreements--at value (premiums received $0, $0 and $0)	–	–	84
Variation margin on financial derivative instruments	6	–	49
Total Liabilities	15,191	854	140,116
Net Assets Applicable to Outstanding Shares	$890,173	$170,969	$326,062
Net Assets Consist of:
Capital shares and additional paid-in-capital	$889,024	$170,995	$324,242
Accumulated undistributed (overdistributed) net investment income (loss)	16,067	406	881
Accumulated undistributed (overdistributed) net realized gain (loss)	(17,101)	(3,385)	(3,960)
Net unrealized appreciation (depreciation) of investments	2,272	2,953	4,879
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	(89)	–	20
Total Net Assets	$890,173	$170,969	$326,062
Capital Stock (par value: $.01 per share):
Shares authorized	400,000	300,000	400,000
Net Asset Value Per Share:
Class A: Net Assets	N/A	$2,026	$55
Shares Issued and Outstanding		207	6
Net Asset Value per share		$9.80	$9.97
Maximum Offering Price		$10.37	$10.55
Class P: Net Assets	N/A	$157	$10
Shares Issued and Outstanding		16	1
Net Asset Value per share		$9.80	$9.98
Institutional: Net Assets	$831,719	$168,786	$10
Shares Issued and Outstanding	90,028	17,108	1
Net Asset Value per share	$9.24	$9.87	$9.99
R-1: Net Assets	$586	N/A	N/A
Shares Issued and Outstanding	66
Net Asset Value per share	$8.93
R-2: Net Assets	$903	N/A	N/A
Shares Issued and Outstanding	98
Net Asset Value per share	$9.18
R-3: Net Assets	$15,789	N/A	N/A
Shares Issued and Outstanding	1,741
Net Asset Value per share	$9.07
R-4: Net Assets	$11,997	N/A	N/A
Shares Issued and Outstanding	1,309
Net Asset Value per share	$9.17
R-5: Net Assets	$29,179	N/A	N/A
Shares Issued and Outstanding	3,177
Net Asset Value per share	$9.18
R-6: Net Assets	N/A	N/A	$325,987
Shares Issued and Outstanding			32,619
Net Asset Value per share			$9.99

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. August 31, 2016

	Opportunistic		Origin Emerging	Preferred
Amounts in thousands, except per share amounts	Municipal Fund		Markets Fund	Securities Fund
Investment in securities--at cost	$136,413		$709,072	$5,318,657
Investments in affiliated securities--at cost	$–		$–	$121,899
Assets
Investment in securities--at value	$144,558		$777,161	$5,638,640
Investment in affiliated securities--at value	–		–	121,028
Cash	5,002		119	–
Deposits with counterparty	–		1,600	–
Receivables:
Dividends and interest	1,574		1,334	69,917
Expense reimbursement from Manager	7		7	–
Expense reimbursement from Distributor	–		–	1
Fund shares sold	675		218	33,348
Investment securities sold	3,791		–	3,493
Total Assets	155,607		780,439	5,866,427
Liabilities
Accrued management and investment advisory fees	59		789	3,440
Accrued administrative service fees	–		–	1
Accrued distribution fees	24		–	919
Accrued service fees	–		–	3
Accrued transfer agent fees	9		4	794
Accrued directors' expenses	3		4	11
Accrued professional fees	26		26	35
Accrued other expenses	15		87	201
Payables:
Dividends payable	356		–	20,510
Fund shares redeemed	169		518	10,614
Interest expense and fees payable	13		–	–
Investment securities purchased	9,064		–	195
Options and swaptions contracts written (premiums received $0, $0 and $4,386)	–		–	2,034
Variation margin on financial derivative instruments	–		366	–
Floating rate notes issued	5,565		–	–
Total Liabilities	15,303		1,794	38,757
Net Assets Applicable to Outstanding Shares	$140,304		$778,645	$5,827,670
Net Assets Consist of:
Capital shares and additional paid-in-capital	$133,393		$905,456	$5,445,948
Accumulated undistributed (overdistributed) net investment income (loss)	206		5,349	23,900
Accumulated undistributed (overdistributed) net realized gain (loss)	(1,440)		(200,116)	36,358
Net unrealized appreciation (depreciation) of investments	8,145		67,950	321,464
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–		6	–
Total Net Assets	$140,304		$778,645	$5,827,670
Capital Stock (par value: $.01 per share):
Shares authorized	450,000		425,000	2,200,000
Net Asset Value Per Share:
Class A: Net Assets	$49,208		$401	$883,381
Shares Issued and Outstanding	4,461		44	85,235
Net Asset Value per share	$11.03		$9.07	$10.36
Maximum Offering Price	$11.46		$9.60	$10.76
Class C: Net Assets	$16,455		N/A	$859,055
Shares Issued and Outstanding	1,492			82,987
Net Asset Value per share	$11.03	(a)		$10.35	(a)
Class J: Net Assets	N/A		N/A	$50,135
Shares Issued and Outstanding				4,957
Net Asset Value per share				$10.11	(a)
Class P: Net Assets	$71,035		$11	$1,578,548
Shares Issued and Outstanding	6,431		1	153,408
Net Asset Value per share	$11.05		$8.97	$10.29
Institutional: Net Assets	$3,606		$778,143	$2,444,823
Shares Issued and Outstanding	327		86,740	237,368
Net Asset Value per share	$11.03		$8.97	$10.30
R-1: Net Assets	N/A		N/A	$1,572
Shares Issued and Outstanding				153
Net Asset Value per share				$10.25
R-2: Net Assets	N/A		N/A	$1,234
Shares Issued and Outstanding				121
Net Asset Value per share				$10.20
R-3: Net Assets	N/A		N/A	$3,311
Shares Issued and Outstanding				324
Net Asset Value per share				$10.23
R-4: Net Assets	N/A		N/A	$1,395
Shares Issued and Outstanding				137
Net Asset Value per share				$10.21
R-5: Net Assets	N/A		N/A	$4,216
Shares Issued and Outstanding				411
Net Asset Value per share				$10.26
R-6: Net Assets	N/A		$90	N/A
Shares Issued and Outstanding			10
Net Asset Value per share			$8.97

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. August 31, 2016

			Small-MidCap
	Real Estate	Real Estate Debt	Dividend
Amounts in thousands, except per share amounts and Real Estate Allocation Fund	Allocation Fund	Income Fund	Income Fund
Investment in securities--at cost	$–	$151,973	$1,978,440
Investment in affiliated Funds--at cost	$902,354	$–	$–
Foreign currency--at cost	$–	$–	$327
Assets
Investment in securities--at value	$–	$154,020	$2,283,882
Investment in affiliated Funds--at value	930,678	–	–
Foreign currency--at value	–	–	327
Receivables:
Dividends and interest	1,286	879	4,602
Expense reimbursement from Manager	8,529	4	–
Fund shares sold	4,945	444	10,912
Other assets	2	–	–
Total Assets	945,440	155,347	2,299,723
Liabilities
Accrued management and investment advisory fees	–	71	1,454
Accrued distribution fees	148	–	179
Accrued transfer agent fees	1,329	1	212
Accrued directors' expenses	2,282	3	5
Accrued professional fees	14,822	27	25
Accrued registration fees	2,188	–	–
Accrued other expenses	177	9	76
Payables:
Dividends payable	–	425	–
Fund shares redeemed	–	28	1,877
Investment securities purchased	6,232	–	4,695
Total Liabilities	27,178	564	8,523
Net Assets Applicable to Outstanding Shares	$918,262	$154,783	$2,291,200
Net Assets Consist of:
Capital shares and additional paid-in-capital	$883,720	$152,700	$1,993,907
Accumulated undistributed (overdistributed) net investment income (loss)	1,742	33	44,586
Accumulated undistributed (overdistributed) net realized gain (loss)	4,476	3	(52,733)
Net unrealized appreciation (depreciation) of investments	28,324	2,047	305,442
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–	–	(2)
Total Net Assets	$918,262	$154,783	$2,291,200
Capital Stock (par value: $.01 per share):
Shares authorized	200,000,000	300,000	1,700,000
Net Asset Value Per Share:
Class A: Net Assets	$729,997	$831	$207,431
Shares Issued and Outstanding	70,513	83	13,877
Net Asset Value per share	$10.35	$9.97	$14.95
Maximum Offering Price	$10.95	$10.36	$15.82
Class C: Net Assets	N/A	N/A	$165,335
Shares Issued and Outstanding			11,139
Net Asset Value per share			$14.84 (a)
Class P: Net Assets	N/A	$136	$775,969
Shares Issued and Outstanding		14	51,200
Net Asset Value per share		$9.87	$15.16
Institutional: Net Assets	$188,265	$153,816	$1,142,465
Shares Issued and Outstanding	18,071	15,583	76,102
Net Asset Value per share	$10.42	$9.87	$15.01

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
August 31, 2016
	SystematEx	SystematEx
Amounts in thousands, except per share amounts	International Fund	Large Value Fund
Investment in securities--at cost	$60,497	$7,659
Foreign currency--at cost	$3	$–
Assets
Investment in securities--at value	$63,142	$8,501
Foreign currency--at value	3	–
Receivables:
Dividends and interest	195	25
Expense reimbursement from Manager	33	7
Prepaid registration fees	12	–
Prepaid expenses	–	6
Total Assets	63,385	8,539
Liabilities
Accrued management and investment advisory fees	33	3
Accrued custodian fees	23	–
Accrued directors' expenses	2	2
Accrued professional fees	32	18
Accrued other expenses	3	–
Total Liabilities	93	23
Net Assets Applicable to Outstanding Shares	$63,292	$8,516
Net Assets Consist of:
Capital shares and additional paid-in-capital	$60,482	$7,575
Accumulated undistributed (overdistributed) net investment income (loss)	905	121
Accumulated undistributed (overdistributed) net realized gain (loss)	(739)	(22)
Net unrealized appreciation (depreciation) of investments	2,645	842
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	(1)	–
Total Net Assets	$63,292	$8,516
Capital Stock (par value: $.01 per share):
Shares authorized	200,000	100,000
Net Asset Value Per Share:
Institutional: Net Assets	$4,198	N/A
Shares Issued and Outstanding	403
Net Asset Value per share	$10.43
R-6: Net Assets	$59,094	$8,516
Shares Issued and Outstanding	5,659	757
Net Asset Value per share	$10.44	$11.25

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended August 31, 2016

		Bond Market	Credit Opportunities
Amounts in thousands	Blue Chip Fund(a)	Index Fund	Explorer Fund
Net Investment Income (Loss)
Income:
Dividends	$13,324	$–	$–
Withholding tax	(460)	–	–
Interest	5	29,026	799
Total Income	12,869	29,026	799
Expenses:
Management and investment advisory fees	8,675	3,659	112
Distribution fees - Class A	73	N/A	23
Distribution fees - Class C	165	N/A	N/A
Distribution fees - Class J	N/A	53	N/A
Distribution fees - R-1	N/A	6	N/A
Distribution fees - R-2	N/A	9	N/A
Distribution fees - R-3	–	38	N/A
Distribution fees - R-4	–	32	N/A
Administrative service fees - R-1	N/A	5	N/A
Administrative service fees - R-2	N/A	6	N/A
Administrative service fees - R-3	–	11	N/A
Administrative service fees - R-4	–	9	N/A
Administrative service fees - R-5	–	3	N/A
Registration fees - Class A	22	N/A	20
Registration fees - Class C	18	N/A	N/A
Registration fees - Class J	N/A	16	N/A
Registration fees - Class P	14	N/A	N/A
Registration fees - Institutional	2	34	19
Service fees - R-1	N/A	4	N/A
Service fees - R-2	N/A	8	N/A
Service fees - R-3	–	38	N/A
Service fees - R-4	–	78	N/A
Service fees - R-5	–	70	N/A
Shareholder reports - Class A	18	N/A	–
Shareholder reports - Class C	8	N/A	N/A
Shareholder reports - Class J	N/A	12	N/A
Shareholder reports - Class P	2	N/A	N/A
Shareholder reports - Institutional	–	1	–
Transfer agent fees - Class A	58	N/A	9
Transfer agent fees - Class C	38	N/A	N/A
Transfer agent fees - Class J	N/A	89	N/A
Transfer agent fees - Class P	8	N/A	N/A
Transfer agent fees - Institutional	1	8	–
Custodian fees	3	26	4
Directors' expenses	26	32	3
Professional fees	27	35	30
Other expenses	12	6	1
Total Gross Expenses	9,170	4,288	221
Less: Reimbursement from Manager	–	439	–
Less: Reimbursement from Manager - Class A	–	N/A	25
Less: Reimbursement from Manager - Institutional	–	–	29
Less: Reimbursement from Distributor - Class J	N/A	12	N/A
Total Net Expenses	9,170	3,837	167
Net Investment Income (Loss)	3,699	25,189	632

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	14,125	5,468	(375)
Foreign currency transactions	–	–	(4)
Futures contracts	–	–	(204)
Short sales	–	(6)	–
Swap agreements	–	–	(77)
Change in unrealized appreciation/depreciation of:
Investments	121,600	49,495	957
Futures contracts	–	–	8
Swap agreements	–	–	(56)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	135,725	54,957	249
Net Increase (Decrease) in Net Assets Resulting from Operations	$139,424	$80,146	$881
(a) R-3, R-4 and R-5 shares commenced operations on March 29, 2016.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended August 31, 2016

	Diversified Real	Dynamic High Yield	EDGE
Amounts in thousands	Asset Fund(a),(b)	Explorer Fund	MidCap Fund(c)
Net Investment Income (Loss)
Income:
Dividends	$68,085	$–	$3,281
Withholding tax	(1,973)	–	(2)
Interest	38,647	825	17
Total Income	104,759	825	3,296
Expenses:
Management and investment advisory fees	29,316	90	1,354
Distribution fees - Class A	241	18	N/A
Distribution fees - Class C	359	N/A	N/A
Registration fees - Class A	15	20	N/A
Registration fees - Class C	15	N/A	N/A
Registration fees - Class P	47	N/A	N/A
Registration fees - Institutional	44	20	40
Registration fees - R-6	18	N/A	N/A
Shareholder reports - Class A	55	1	N/A
Shareholder reports - Class C	24	N/A	N/A
Shareholder reports - Class P	167	N/A	N/A
Shareholder reports - Institutional	297	–	–
Shareholder reports - R-6	1	N/A	N/A
Transfer agent fees - Class A	129	10	N/A
Transfer agent fees - Class C	67	N/A	N/A
Transfer agent fees - Class P	761	N/A	N/A
Transfer agent fees - Institutional	1,181	–	–
Custodian fees	178	1	1
Directors' expenses	73	3	6
Professional fees	197	39	21
Other expenses	33	2	1
Total Gross Expenses	33,218	204	1,423
Less: Reimbursement from Manager - Class A	28	40	N/A
Less: Reimbursement from Manager - Class C	43	N/A	N/A
Less: Reimbursement from Manager - Class P	394	N/A	N/A
Less: Reimbursement from Manager - Institutional	–	35	–
Less: Reimbursement from Manager - R-6	14	N/A	N/A
Total Net Expenses	32,739	129	1,423
Net Investment Income (Loss)	72,020	696	1,873

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	(353,416)	(906)	7,784
Foreign currency transactions	(6,572)	–	–
Futures contracts	6,910	–	–
Options and swaptions	3,760	–	–
Swap agreements	(2,260)	–	–
Change in unrealized appreciation/depreciation of:
Investments	248,869	582	31,508
Futures contracts	(67)	–	–
Options and swaptions	387	–	–
Swap agreements	696	–	–
Translation of assets and liabilities in foreign currencies	(3,180)	–	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	(104,873)	(324)	39,292
Net Increase (Decrease) in Net Assets Resulting from Operations	$(32,853)	$372	$41,165

(a)	Consolidated financial statement, see "Basis for Consolidation" in Notes to Financial Statements.
(b)	R-3, R-4 and R-5 shares commenced operations on March 29, 2016.
(c)	Period from September 28, 2015, date operations commenced, through August 31, 2016.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended August 31, 2016

		Global Opportunities
	Global Multi-	Equity	Global
Amounts in thousands	Strategy Fund	Hedged Fund(a)	Opportunities Fund
Net Investment Income (Loss)
Income:
Dividends	$24,593	$171	$32,206
Withholding tax	(587)	(12)	(1,805)
Interest	52,243	–	61
Total Income	76,249	159	30,462
Expenses:
Management and investment advisory fees	46,936	75	10,671
Distribution fees - Class A	403	6	11
Distribution fees - Class C	606	N/A	17
Registration fees - Class A	42	22	13
Registration fees - Class C	21	N/A	13
Registration fees - Class P	51	23	13
Registration fees - Institutional	19	22	19
Shareholder reports - Class A	27	–	4
Shareholder reports - Class C	11	N/A	1
Shareholder reports - Class P	38	–	–
Shareholder reports - Institutional	91	–	–
Transfer agent fees - Class A	102	9	19
Transfer agent fees - Class C	74	N/A	13
Transfer agent fees - Class P	275	–	1
Transfer agent fees - Institutional	361	–	1
Custodian fees	403	23	78
Directors' expenses	61	2	28
Dividends and interest on securities sold short	12,537	–	–
Professional fees	243	29	120
Short sale fees	805	–	–
Other expenses	32	2	8
Reverse repurchase agreement interest expense	800	–	–
Total Gross Expenses	63,938	213	11,030
Less: Reimbursement from Manager - Class A	–	46	19
Less: Reimbursement from Manager - Class C	9	N/A	21
Less: Reimbursement from Manager - Class P	–	37	13
Less: Reimbursement from Manager - Institutional	–	38	–
Total Net Expenses	63,929	92	10,977
Net Investment Income (Loss)	12,320	67	19,485

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	(18,701)	(81)	(14,828)
Foreign currency transactions	(3,294)	(9)	(675)
Futures contracts	(1,779)	(595)	–
Options and swaptions	8,424	–	–
Short sales	2,765	–	–
Swap agreements	10,069	–	–
Change in unrealized appreciation/depreciation of:
Investments	110,059	294	37,011
Futures contracts	(19,760)	(321)	–
Options and swaptions	8,340	–	–
Short sales	(47,199)	–	–
Swap agreements	(7,637)	–	–
Translation of assets and liabilities in foreign currencies	(7,569)	–	(33)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	33,718	(712)	21,475
Net Increase (Decrease) in Net Assets Resulting from Operations	$46,038	$(645)	$40,960

(a)	Period from September 22, 2015, date operations commenced, through August 31, 2016.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended August 31, 2016

			Multi-Manager
	International Equity	International Small	Equity
Amounts in thousands	Index Fund	Company Fund	Long/Short Fund(a)
Net Investment Income (Loss)
Income:
Dividends	$28,370	$1,135	$1,402
Withholding tax	(2,308)	(99)	(71)
Interest	13	3	55
Total Income	26,075	1,039	1,386
Expenses:
Management and investment advisory fees	2,064	532	1,494
Distribution fees - Class A	N/A	12	–
Distribution fees - R-1	2	N/A	N/A
Distribution fees - R-2	3	N/A	N/A
Distribution fees - R-3	38	N/A	N/A
Distribution fees - R-4	11	N/A	N/A
Administrative service fees - R-1	2	N/A	N/A
Administrative service fees - R-2	2	N/A	N/A
Administrative service fees - R-3	11	N/A	N/A
Administrative service fees - R-4	3	N/A	N/A
Administrative service fees - R-5	3	N/A	N/A
Registration fees - Class A	N/A	11	19
Registration fees - Class P	N/A	11	20
Registration fees - Institutional	26	26	19
Registration fees - R-6	N/A	N/A	19
Service fees - R-1	2	N/A	N/A
Service fees - R-2	2	N/A	N/A
Service fees - R-3	38	N/A	N/A
Service fees - R-4	28	N/A	N/A
Service fees - R-5	74	N/A	N/A
Shareholder reports - Class A	N/A	1	–
Shareholder reports - Institutional	4	–	–
Transfer agent fees - Class A	N/A	15	5
Transfer agent fees - Class P	N/A	1	–
Transfer agent fees - Institutional	30	3	–
Custodian fees	221	60	28
Directors' expenses	19	3	2
Dividends and interest on securities sold short	–	–	590
Index license fees	258	–	–
Professional fees	165	29	28
Short sale fees	–	–	157
Other expenses	8	2	19
Total Gross Expenses	3,014	706	2,400
Less: Reimbursement from Manager - Class A	N/A	42	25
Less: Reimbursement from Manager - Class P	N/A	24	20
Less: Reimbursement from Manager - Institutional	–	11	20
Less: Reimbursement from Manager - R-6	N/A	N/A	65
Total Net Expenses	3,014	629	2,270
Net Investment Income (Loss)	23,061	410	(884)

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	1,316	(2,646)	785
Foreign currency transactions	95	28	513
Futures contracts	201	–	(1,489)
Net increase from payments by affiliates	–	–	126
Options and swaptions	–	–	(43)
Short sales	–	–	(3,170)
Swap agreements	–	–	1,083
Change in unrealized appreciation/depreciation of:
Investments	(19,309)	2,898	6,024
Futures contracts	–	–	(950)
Short sales	–	–	(610)
Swap agreements	–	–	415
Translation of assets and liabilities in foreign currencies	87	–	20
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	(17,610)	280	2,704
Net Increase (Decrease) in Net Assets Resulting from Operations	$5,451	$690	$1,820

(a)	Period from March 31, 2016, date operations commenced, through August 31, 2016.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended August 31, 2016

	Opportunistic	Origin Emerging	Preferred
Amounts in thousands	Municipal Fund	Markets Fund(a)	Securities Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$–	$–	$9,081
Dividends	40	18,627	104,767
Withholding tax	–	(2,295)	(89)
Interest	4,261	42	193,033
Total Income	4,301	16,374	306,792
Expenses:
Management and investment advisory fees	483	9,346	36,344
Distribution fees - Class A	92	1	2,017
Distribution fees - Class C	133	N/A	8,104
Distribution fees - Class J	N/A	N/A	87
Distribution fees - R-1	N/A	N/A	6
Distribution fees - R-2	N/A	N/A	5
Distribution fees - R-3	N/A	N/A	9
Distribution fees - R-4	N/A	N/A	1
Administrative service fees - R-1	N/A	N/A	5
Administrative service fees - R-2	N/A	N/A	3
Administrative service fees - R-3	N/A	N/A	3
Registration fees - Class A	26	16	79
Registration fees - Class C	16	N/A	35
Registration fees - Class J	N/A	N/A	17
Registration fees - Class P	23	18	123
Registration fees - Institutional	18	2	190
Registration fees - R-6	N/A	20	N/A
Service fees - R-1	N/A	N/A	4
Service fees - R-2	N/A	N/A	4
Service fees - R-3	N/A	N/A	9
Service fees - R-4	N/A	N/A	3
Service fees - R-5	N/A	N/A	10
Shareholder reports - Class A	1	1	76
Shareholder reports - Class C	1	N/A	50
Shareholder reports - Class J	N/A	N/A	8
Shareholder reports - Class P	1	–	56
Shareholder reports - Institutional	–	–	139
Transfer agent fees - Class A	19	9	780
Transfer agent fees - Class C	13	N/A	764
Transfer agent fees - Class J	N/A	N/A	77
Transfer agent fees - Class P	13	–	1,396
Transfer agent fees - Institutional	–	9	970
Custodian fees	1	269	22
Directors' expenses	5	15	109
Interest expense and fees	46	–	–
Professional fees	30	33	43
Other expenses	3	8	58
Total Gross Expenses	924	9,747	51,606
Less: Reimbursement from Manager - Class A	7	26	–
Less: Reimbursement from Manager - Class C	16	N/A	–
Less: Reimbursement from Manager - Class P	–	19	–
Less: Reimbursement from Manager - Institutional	18	–	–
Less: Reimbursement from Manager - R-6	N/A	20	N/A
Less: Reimbursement from Distributor - Class J	N/A	N/A	19
Total Net Expenses	883	9,682	51,587
Net Investment Income (Loss)	3,418	6,692	255,205

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	111	(128,603)	(46,201)
Foreign currency transactions	–	(1,341)	–
Futures contracts	–	(2,662)	50,888
Options and swaptions	–	–	48,325
Change in unrealized appreciation/depreciation of:
Investments	7,099	175,536	53,290
Investment in affiliated securities	–	–	(3,182)
Futures contracts	–	2,825	–
Options and swaptions	–	–	1,474
Translation of assets and liabilities in foreign currencies	–	43	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	7,210	45,798	104,594
Net Increase (Decrease) in Net Assets Resulting from Operations	$10,628	$52,490	$359,799
(a) Class P shares commenced operations on March 29, 2016.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended August 31, 2016

			Small-MidCap
	Real Estate	Real Estate Debt	Dividend
Amounts in thousands, except for Real Estate Allocation Fund	Allocation Fund	Income Fund	Income Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$15,383	$–	$–
Dividends	–	1	67,742
Withholding tax	–	–	(272)
Interest	–	2,926	80
Securities lending - net	–	–	200
Total Income	15,383	2,927	67,750
Expenses:
Management and investment advisory fees	N/A	413	14,083
Distribution fees - Class A	1,260	40	414
Distribution fees - Class C	N/A	N/A	1,378
Registration fees - Class A	17,059	15	21
Registration fees - Class C	N/A	N/A	21
Registration fees - Class P	N/A	16	28
Registration fees - Institutional	16,668	21	27
Shareholder reports - Class A	821	1	28
Shareholder reports - Class C	N/A	N/A	17
Shareholder reports - Class P	N/A	–	30
Shareholder reports - Institutional	7	–	37
Transfer agent fees - Class A	10,778	10	190
Transfer agent fees - Class C	N/A	N/A	185
Transfer agent fees - Class P	N/A	–	500
Transfer agent fees - Institutional	158	–	346
Custodian fees	–	1	6
Directors' expenses	2,214	4	38
Professional fees	16,190	30	30
Other expenses	1,206	3	18
Total Gross Expenses	66,361	554	17,397
Less: Reimbursement from Manager - Class A	44,225	6	–
Less: Reimbursement from Manager - Class P	N/A	17	–
Less: Reimbursement from Manager - Institutional	19,488	–	–
Total Net Expenses	2,648	531	17,397
Net Investment Income (Loss)	12,735	2,396	50,353

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	–	4	(30,781)
Investment transactions in affiliated Funds	703	–	–
Foreign currency transactions	–	–	(4)
Capital gain distribution received from affiliated Funds	3,841	–	–
Change in unrealized appreciation/depreciation of:
Investments	–	2,979	368,562
Investments in affiliated Funds	46,748	–	–
Translation of assets and liabilities in foreign currencies	–	–	(4)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	51,292	2,983	337,773
Net Increase (Decrease) in Net Assets Resulting from Operations	$64,027	$5,379	$388,126

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended August 31, 2016
SystematEx		SystematEx
Amounts in thousands	International Fund(a)	Large Value Fund(a)
Net Investment Income (Loss)
Income:
Dividends	$1,159	$204
Withholding tax	(110)	–
Interest	1	–
Total Income	1,050	204
Expenses:
Management and investment advisory fees	166	30
Registration fees - Institutional	24	N/A
Registration fees - R-6	23	27
Custodian fees	56	4
Directors' expenses	3	2
Professional fees	54	22
Other expenses	4	1
Total Gross Expenses	330	86
Less: Reimbursement from Manager - Institutional	40	N/A
Less: Reimbursement from Manager - R-6	113	56
Total Net Expenses	177	30
Net Investment Income (Loss)	873	174

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	(702)	(5)
Foreign currency transactions	42	–
Change in unrealized appreciation/depreciation of:
Investments	2,645	842
Translation of assets and liabilities in foreign currencies	(1)	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	1,984	837
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,857	$1,011

(a)	Period from September 22, 2015, date operations commenced, through August 31, 2016.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											Blue Chip Fund
											Year Ended	Year Ended
											August 31, 2016	August 31, 2015
Operations
Net investment income (loss)											$3,699	$4,998
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements											14,125	16,220
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies											121,600	1,171
			Net Increase (Decrease) in Net Assets Resulting from Operations								139,424	22,389

Dividends and Distributions to Shareholders
From net investment income											(5,301)	(3,203)
From net realized gain on investments											(24,809)	(13,610)
								Total Dividends and Distributions			(30,110)	(16,813)

Capital Share Transactions
Net increase (decrease) in capital share transactions											(41,971)	824,418
						Total Increase (Decrease) in Net Assets					67,343	829,994

Net Assets
Beginning of period											1,265,729	435,735
End of period (including undistributed net investment income as set forth below)											$1,333,072	$1,265,729
Undistributed (overdistributed) net investment income (loss)											$2,173	$3,777
	Class A		Class C	Class P		Institutional		R-3	R-4	R-5
Capital Share Transactions:
Year Ended August 31, 2016(a)
Dollars:
Sold	$19,421		$12,276	$17,498		$45,737		$10	$10	$10
Reinvested	524		288	364		28,919		–	–	–
Redeemed	(6,850)		(4,435)	(8,204)		(147,539)		–	–	–
Net Increase (Decrease)	$13,095		$8,129	$9,658		$(72,883	) $	10	$10	$10
Shares:
Sold	1,248		803	1,109		2,959		1	1	1
Reinvested	34		19	23		1,852		–	–	–
Redeemed	(440)		(290)	(543)		(9,322)		–	–	–
Net Increase (Decrease)	842		532	589		(4,511)		1	1	1
Year Ended August 31, 2015
Dollars:
Sold	$15,335		$9,519	$6,302		$ 959,697		N/A	N/A	N/A
Reinvested	258		119	41		16,383		N/A	N/A	N/A
Redeemed	(3,723)		(897)	(1,426)		(177,190)		N/A	N/A	N/A
Net Increase (Decrease)	$11,870		$8,741	$4,917		$ 798,890		N/A	N/A	N/A
Shares:
Sold	982		610	390		60,682		N/A	N/A	N/A
Reinvested	17		8	3		1,094		N/A	N/A	N/A
Redeemed	(243)		(58)	(95)		(11,172)		N/A	N/A	N/A
Net Increase (Decrease)	756		560	298		50,604		N/A	N/A	N/A

Distributions:
Year Ended August 31, 2016(a)
From net investment income	$(11	) $	–	$(59	) $	(5,231	) $	– $	– $	–
From net realized gain on
investments	(518)		(288)	(305)		(23,698)		–	–	–
Total Dividends and Distributions	$(529	) $	(288)	$(364	) $	(28,929	) $	– $	– $	–
Year Ended August 31, 2015
From net investment income	$(17	) $	–	$(5	) $	(3,181)		N/A	N/A	N/A
From net realized gain on
investments	(253)		(119)	(36)		(13,202)		N/A	N/A	N/A
Total Dividends and Distributions	$(270	) $	(119)	$(41	) $	(16,383)		N/A	N/A	N/A

(a)	Period from March 29, 2016, date operations commenced, through August 31, 2016 for R-3, R-4 and R-5 shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands													Bond Market Index Fund
													Year Ended	Year Ended
													August 31, 2016	August 31, 2015
Operations
Net investment income (loss)													$25,189	$15,506
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements													5,462	13,330
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies													49,495	(24,308)
			Net Increase (Decrease) in Net Assets Resulting from Operations										80,146	4,528

Dividends and Distributions to Shareholders
From net investment income													(23,667)	(22,766)
From net realized gain on investments													(1,633)	(2,353)
								Total Dividends and Distributions					(25,300)	(25,119)

Capital Share Transactions
Net increase (decrease) in capital share transactions													465,206	243,086
						Total Increase (Decrease) in Net Assets							520,052	222,495

Net Assets
Beginning of period													1,252,852	1,030,357
End of period (including undistributed net investment income as set forth below)													$1,772,904	$1,252,852
Undistributed (overdistributed) net investment income (loss)													$19,674	$14,718
	Class J		Institutional	R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended August 31, 2016
Dollars:
Sold	$15,403		$ 583,776	$691		$1,366		$7,109		$15,649		$12,729
Reinvested	438		23,643	18		34		209		474		484
Redeemed	(8,565)		(164,891)	(289)		(1,899)		(5,689)		(4,886)		(10,598)
Net Increase (Decrease)	$7,276		$ 442,528	$420		$(499	) $	1,629		$11,237		$2,615
Shares:
Sold	1,414		52,559	63		124		653		1,448		1,158
Reinvested	41		2,182	2		3		20		45		45
Redeemed	(783)		(14,834)	(27)		(173)		(526)		(449)		(974)
Net Increase (Decrease)	672		39,907	38		(46)		147		1,044		229
Year Ended August 31, 2015
Dollars:
Sold	$4,605		$ 1,391,046	$970		$637		$5,779		$21,761		$23,361
Reinvested	425		23,539	21		55		232		129		716
Redeemed	(4,854)		(1,162,269)	(828)		(1,324)		(4,764)		(5,095)		(51,056)
Net Increase (Decrease)	$176		$252,316	$163		$(632	) $	1,247		$16,795		$ (26,979)
Shares:
Sold	422		124,827	89		59		530		2,017		2,131
Reinvested	40		2,142	2		5		21		12		66
Redeemed	(446)		(105,850)	(76)		(122)		(438)		(466)		(4,692)
Net Increase (Decrease)	16		21,119	15		(58)		113		1,563		(2,495)

Distributions:
Year Ended August 31, 2016
From net investment income $	(403	) $	(22,140)	$(16	) $	(30	) $	(190	) $	(441	) $	(447)
From net realized gain on
investments	(35)		(1,503)	(2)		(4)		(19)		(33)		(37)
Total Dividends and Distributions $	(438	) $	(23,643)	$(18	) $	(34	) $	(209	) $	(474	) $	(484)
Year Ended August 31, 2015
From net investment income $	(376	) $	(21,367)	$(18	) $	(47	) $	(204	) $	(115	) $	(639)
From net realized gain on
investments	(51)		(2,172)	(3)		(8)		(28)		(14)		(77)
Total Dividends and Distributions $	(427	) $	(23,539)	$(21	) $	(55	) $	(232	) $	(129	) $	(716)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands				Credit Opportunities Explorer Fund
				Year Ended	Period Ended
				August 31, 2016	August 31, 2015(a)
Operations
Net investment income (loss)				$632	$747
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements				(660)	(521)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies				909	(783)
			Net Increase (Decrease) in Net Assets Resulting from Operations	881	(557)

Dividends and Distributions to Shareholders
From net investment income				(570)	(720)
			Total Dividends and Distributions	(570)	(720)

Capital Share Transactions
Net increase (decrease) in capital share transactions				238	20,104
			Total Increase (Decrease) in Net Assets	549	18,827

Net Assets
Beginning of period				18,827	–
End of period (including undistributed net investment income as set forth below)				$19,376	$18,827
Undistributed (overdistributed) net investment income (loss)				$64	$26
	Class A		Institutional
Capital Share Transactions:
Year Ended August 31, 2016
Dollars:
Sold	$67		$174
Reinvested	3		2
Redeemed	(7)		(1)
Net Increase (Decrease)	$63		$175
Shares:
Sold	7		19
Reinvested	1		–
Redeemed	(1)		–
Net Increase (Decrease)	7		19

Period Ended August 31, 2015(a)
Dollars:
Sold	$10,102		$10,000
Reinvested	2		–
Net Increase (Decrease)	$10,104		$10,000
Shares:
Sold	1,011		1,000
Net Increase (Decrease)	1,011		1,000

Distributions:
Year Ended August 31, 2016
From net investment income$	(271	) $	(299)
From net realized gain on
investments	–		–
Total Dividends and Distributions $	(271	) $	(299)

Period Ended August 31, 2015(a)
From net investment income$	(347	) $	(373)
From net realized gain on
investments	–		–
Total Dividends and Distributions $	(347	) $	(373)

(a)	Period from September 10, 2014, date operations commenced, through August 31, 2015.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands												Diversified Real Asset Fund(a)
												Year Ended		Year Ended
												August 31, 2016		August 31, 2015
Operations
Net investment income (loss)													$72,020	$52,011
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements													(351,578)	(126,427)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies													246,705	(410,687)
			Net Increase (Decrease) in Net Assets Resulting from Operations										(32,853)	(485,103)

Dividends and Distributions to Shareholders
From net investment income													(36,288)	(33,105)
From net realized gain on investments													–	(35,325)
									Total Dividends and Distributions				(36,288)	(68,430)

Capital Share Transactions
Net increase (decrease) in capital share transactions													91,017	1,265,798
							Total Increase (Decrease) in Net Assets						21,876	712,265

Net Assets
Beginning of period													3,694,312	2,982,047
End of period (including undistributed net investment income as set forth below)													$3,716,188	$3,694,312
Undistributed (overdistributed) net investment income (loss)													$93,211	$76,371
	Class A		Class C		Class P		Institutional		R-3	R-4	R-5	R-6
Capital Share Transactions:
Year Ended August 31, 2016(b)
Dollars:
Sold	$165,599		$3,159		$ 110,867		$ 1,235,726		$10	$10	$10	$53,784
Reinvested	451		–		2,773		31,461		–	–	–	18
Redeemed	(60,549)		(16,070)		(342,462)		(1,067,664)		–	–	–	(26,106)
Net Increase (Decrease)	$105,501		$ (12,911)		$(228,822)		$199,523		$10	$10	$10	$27,696
Shares:
Sold	14,973		305		10,380		116,270		1	1	1	4,976
Reinvested	43		–		266		3,011		–	–	–	2
Redeemed	(5,733)		(1,547)		(32,473)		(101,291)		–	–	–	(2,379)
Net Increase (Decrease)	9,283		(1,242)		(21,827)		17,990		1	1	1	2,599
Year Ended August 31, 2015(c)
Dollars:
Sold	$54,362		$10,722		$ 207,460		$ 1,894,082		N/A	N/A	N/A	$872
Reinvested	2,068		494		6,441		55,907		N/A	N/A	N/A	–
Redeemed	(54,238)		(13,074)		(71,914)		(827,347)		N/A	N/A	N/A	(37)
Net Increase (Decrease)	$2,192		$(1,858)		$ 141,987		$ 1,122,642		N/A	N/A	N/A	$835
Shares:
Sold	4,438		890		16,987		154,829		N/A	N/A	N/A	75
Reinvested	171		42		534		4,623		N/A	N/A	N/A	–
Redeemed	(4,475)		(1,106)		(5,991)		(68,376)		N/A	N/A	N/A	(3)
Net Increase (Decrease)	134		(174)		11,530		91,076		N/A	N/A	N/A	72

Distributions:
Year Ended August 31, 2016(b)
From net investment income $	(471	) $	– $		(2,999	) $	(32,800	) $	– $	–	$–	$(18)
From net realized gain on
investments	–		–		–		–		–	–	–	–
Total Dividends and Distributions $	(471	) $	– $		(2,999	) $	(32,800	) $	– $	–	$–	$(18)
Year Ended August 31, 2015(c)
From net investment income $	(862	) $	– $		(3,198	) $	(29,045)		N/A	N/A	N/A	$–
From net realized gain on
investments	(1,366)		(594)		(3,762)		(29,603)		N/A	N/A	N/A	–
Total Dividends and Distributions $	(2,228	) $	(594	) $	(6,960	) $	(58,648)		N/A	N/A	N/A	$–

(a)	Consolidated financial statement, see "Basis for Consolidation" in Notes to Financial Statements.
(b)	Period from March 29, 2016, date operations commenced, through August 31, 2016 for R-3, R-4 and R-5 shares.
(c)	Period from December 31, 2014, date operations commenced, through August 31, 2015 for R-6 shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands				Dynamic High Yield Explorer Fund
				Year Ended	Period Ended
				August 31, 2016	August 31, 2015(a)
Operations
Net investment income (loss)				$696	$639
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements				(906)	(320)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies				582	(612)
			Net Increase (Decrease) in Net Assets Resulting from Operations	372	(293)

Dividends and Distributions to Shareholders
From net investment income				(751)	(634)
			Total Dividends and Distributions	(751)	(634)

Capital Share Transactions
Net increase (decrease) in capital share transactions				(277)	15,749
			Total Increase (Decrease) in Net Assets	(656)	14,822

Net Assets
Beginning of period				14,822	–
End of period (including undistributed net investment income as set forth below)				$14,166	$14,822
Undistributed (overdistributed) net investment income (loss)				$(10)	$15
	Class A		Institutional
Capital Share Transactions:
Year Ended August 31, 2016
Dollars:
Sold	$118		$15
Reinvested	18		1
Redeemed	(422)		(7)
Net Increase (Decrease)	$(286	) $	9
Shares:
Sold	13		2
Reinvested	2		–
Redeemed	(45)		(1)
Net Increase (Decrease)	(30)		1

Period Ended August 31, 2015(a)
Dollars:
Sold	$8,329		$7,514
Reinvested	16		–
Redeemed	(109)		(1)
Net Increase (Decrease)	$8,236		$7,513
Shares:
Sold	835		751
Reinvested	2		–
Redeemed	(12)		–
Net Increase (Decrease)	825		751

Distributions:
Year Ended August 31, 2016
From net investment income$	(380	) $	(371)
From net realized gain on
investments	–		–
Total Dividends and Distributions $	(380	) $	(371)

Period Ended August 31, 2015(a)
From net investment income$	(318	) $	(316)
From net realized gain on
investments	–		–
Total Dividends and Distributions $	(318	) $	(316)

(a)	Period from September 10, 2014, date operations commenced, through August 31, 2015.

See accompanying notes.

	STATEMENT OF CHANGES IN NET ASSETS
	PRINCIPAL FUNDS, INC.

		EDGE
Amounts in thousands		MidCap Fund
		Period Ended
		August 31, 2016(a)
Operations
Net investment income (loss)		$1,873
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements		7,784
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies		31,508
	Net Increase (Decrease) in Net Assets Resulting from Operations	41,165

Dividends and Distributions to Shareholders
From net investment income		(478)
From net realized gain on investments		(137)
	Total Dividends and Distributions	(615)

Capital Share Transactions
Net increase (decrease) in capital share transactions		252,065
	Total Increase (Decrease) in Net Assets	292,615

Net Assets
Beginning of period		–
End of period (including undistributed net investment income as set forth below)		$292,615
Undistributed (overdistributed) net investment income (loss)		$1,417
	Institutional
Capital Share Transactions:
Period Ended August 31, 2016(a)
Dollars:
Sold	$255,488
Reinvested	615
Redeemed	(4,038)
Net Increase (Decrease)	$252,065
Shares:
Sold	24,185
Reinvested	61
Redeemed	(336)
Net Increase (Decrease)	23,910

Distributions:
Period Ended August 31, 2016(a)
From net investment
income	$(478)
From net realized gain on
investments	(137)
Total Dividends and
Distributions	$(615)

(a)	Period from September 28, 2015, date operations commenced, through August 31, 2016.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Global Multi-Strategy Fund
								Year Ended	Year Ended
								August 31, 2016	August 31, 2015
Operations
Net investment income (loss)								$12,320	$(7,367)
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements								(2,516)	82,470
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies								36,234	(59,881)
			Net Increase (Decrease) in Net Assets Resulting from Operations					46,038	15,222

Dividends and Distributions to Shareholders
From net investment income								(24,184)	(19,599)
From net realized gain on investments								(64,579)	(34,303)
							Total Dividends and Distributions	(88,763)	(53,902)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(408,924)	1,372,288
							Total Increase (Decrease) in Net Assets	(451,649)	1,333,608

Net Assets
Beginning of period								3,205,677	1,872,069
End of period (including undistributed net investment income as set forth below)								$2,754,028	$3,205,677
Undistributed (overdistributed) net investment income (loss)								$(2,623)	$7,487
	Class A		Class C		Class P		Institutional
Capital Share Transactions:
Year Ended August 31, 2016
Dollars:
Sold	$71,294		$16,274		$ 168,441		$722,819
Reinvested	4,173		1,208		6,741		63,629
Redeemed	(111,180)		(20,162)		(166,821)		(1,165,340)
Net Increase (Decrease)	$(35,713	) $	(2,680)		$8,361		$ (378,892)
Shares:
Sold	6,722		1,550		15,780		67,670
Reinvested	395		116		635		5,972
Redeemed	(10,450)		(1,934)		(15,732)		(108,839)
Net Increase (Decrease)	(3,333)		(268)		683		(35,197)
Year Ended August 31, 2015
Dollars:
Sold	$149,603		$29,624		$ 198,204		$ 1,386,946
Reinvested	2,092		636		3,427		39,324
Redeemed	(59,728)		(11,724)		(126,442)		(239,674)
Net Increase (Decrease)	$91,967		$18,536		$75,189		$ 1,186,596
Shares:
Sold	13,524		2,713		17,847		124,779
Reinvested	192		59		313		3,576
Redeemed	(5,390)		(1,076)		(11,368)		(21,477)
Net Increase (Decrease)	8,326		1,696		6,792		106,878

Distributions:
Year Ended August 31, 2016
From net investment income $	(889	) $	– $		(2,416	) $	(20,879)
From net realized gain on
investments	(3,482)		(1,372)		(6,513)		(53,212)
Total Dividends and Distributions $	(4,371	) $	(1,372	) $	(8,929	) $	(74,091)
Year Ended August 31, 2015
From net investment income $	(553	) $	– $		(1,512	) $	(17,534)
From net realized gain on
investments	(1,640)		(714)		(2,801)		(29,148)
Total Dividends and Distributions $	(2,193	) $	(714	) $	(4,313	) $	(46,682)

See accompanying notes.

					STATEMENT OF CHANGES IN NET ASSETS
					PRINCIPAL FUNDS, INC.

						Global
						Opportunities
						Equity
Amounts in thousands						Hedged Fund
						Period Ended
						August 31, 2016(a)
Operations
Net investment income (loss)						$67
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements						(685)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies						(27)
			Net Increase (Decrease) in Net Assets Resulting from Operations			(645)

Dividends and Distributions to Shareholders
From net investment income						(10)
					Total Dividends and Distributions	(10)

Capital Share Transactions
Net increase (decrease) in capital share transactions						7,571
					Total Increase (Decrease) in Net Assets	6,916

Net Assets
Beginning of period						–
End of period (including undistributed net investment income as set forth below)						$6,916
Undistributed (overdistributed) net investment income (loss)						$49
	Class A		Class P		Institutional
Capital Share Transactions:
Period Ended August 31, 2016(a)
Dollars:
Sold	$2,622		$2,500		$2,500
Redeemed	(51)		–		–
Net Increase (Decrease)	$2,571		$2,500		$2,500
Shares:
Sold	262		250		250
Redeemed	(5)		–		–
Net Increase (Decrease)	257		250		250

Distributions:
Period Ended August 31, 2016(a)
From net investment income $	(4	) $	(3	) $	(3)
From net realized gain on
investments	–		–		–
Total Dividends and Distributions $	(4	) $	(3	) $	(3)

(a)	Period from September 22, 2015, date operations commenced, through August 31, 2016.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Global Opportunities Fund
								Year Ended	Year Ended
								August 31, 2016	August 31, 2015
Operations
Net investment income (loss)								$19,485	$19,155
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements								(15,503)	9,487
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies								36,978	(79,815)
			Net Increase (Decrease) in Net Assets Resulting from Operations					40,960	(51,173)

Dividends and Distributions to Shareholders
From net investment income								(17,170)	(13,001)
From net realized gain on investments								(11,153)	(121,684)
							Total Dividends and Distributions	(28,323)	(134,685)

Capital Share Transactions
Net increase (decrease) in capital share transactions								52,905	39,902
							Total Increase (Decrease) in Net Assets	65,542	(145,956)

Net Assets
Beginning of period								1,262,057	1,408,013
End of period (including undistributed net investment income as set forth below)								$1,327,599	$1,262,057
Undistributed (overdistributed) net investment income (loss)								$18,782	$17,150
	Class A		Class C		Class P		Institutional
Capital Share Transactions:
Year Ended August 31, 2016
Dollars:
Sold	$1,942		$645		$237		$ 293,433
Reinvested	70		17		11		28,218
Redeemed	(1,179)		(614)		(879)		(268,996)
Net Increase (Decrease)	$833		$48		$(631	) $	52,655
Shares:
Sold	172		57		21		26,081
Reinvested	6		1		1		2,433
Redeemed	(104)		(55)		(78)		(23,864)
Net Increase (Decrease)	74		3		(56)		4,650
Year Ended August 31, 2015
Dollars:
Sold	$2,442		$767		$959		$ 223,063
Reinvested	261		192		51		134,179
Redeemed	(724)		(1,155)		(149)		(319,984)
Net Increase (Decrease)	$1,979		$(196	) $	861		$37,258
Shares:
Sold	202		63		77		17,613
Reinvested	23		17		4		11,557
Redeemed	(60)		(97)		(12)		(25,293)
Net Increase (Decrease)	165		(17)		69		3,877

Distributions:
Year Ended August 31, 2016
From net investment income $	(35	) $	(2	) $	(7	) $	(17,126)
From net realized gain on
investments	(38)		(16)		(5)		(11,094)
Total Dividends and Distributions $	(73	) $	(18	) $	(12	) $	(28,220)
Year Ended August 31, 2015
From net investment income $	(14	) $	– $		(5	) $	(12,982)
From net realized gain on
investments	(248)		(193)		(46)		(121,197)
Total Dividends and Distributions $	(262	) $	(193	) $	(51)		$(134,179)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											International Equity Index Fund
											Year Ended	Year Ended
											August 31, 2016	August 31, 2015
Operations
Net investment income (loss)											$23,061	$19,271
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements											1,612	379
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies											(19,222)	(83,900)
		Net Increase (Decrease) in Net Assets Resulting from Operations									5,451	(64,250)

Dividends and Distributions to Shareholders
From net investment income											(19,668)	(19,728)
From net realized gain on investments											(9,422)	(1,481)
								Total Dividends and Distributions			(29,090)	(21,209)

Capital Share Transactions
Net increase (decrease) in capital share transactions											114,992	141,455
						Total Increase (Decrease) in Net Assets					91,353	55,996

Net Assets
Beginning of period											798,820	742,824
End of period (including undistributed net investment income as set forth below)											$890,173	$798,820
Undistributed (overdistributed) net investment income (loss)											$16,067	$12,388
Institutional		R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended August 31, 2016
Dollars:
Sold	$199,026	$317		$437		$4,656		$6,431		$10,827
Reinvested	27,159	23		25		448		357		1,078
Redeemed	(109,263)	(411)		(290)		(4,351)		(6,216)		(15,261)
Net Increase (Decrease)	$116,922	$(71	) $	172		$753		$572		$(3,356)
Shares:
Sold	22,162	36		49		527		713		1,194
Reinvested	2,942	3		2		50		39		117
Redeemed	(11,953)	(48)		(32)		(479)		(691)		(1,677)
Net Increase (Decrease)	13,151	(9)		19		98		61		(366)
Year Ended August 31, 2015
Dollars:
Sold	$240,016	$500		$257		$7,714		$5,132		$10,611
Reinvested	19,647	10		22		311		289		929
Redeemed	(122,374)	(92)		(613)		(3,265)		(5,868)		(11,771)
Net Increase (Decrease)	$137,289	$418		$(334	) $	4,760		$(447	) $	(231)
Shares:
Sold	23,864	51		25		769		511		1,060
Reinvested	2,021	1		2		33		30		96
Redeemed	(12,313)	(9)		(61)		(331)		(595)		(1,172)
Net Increase (Decrease)	13,572	43		(34)		471		(54)		(16)

Distributions:
Year Ended August 31, 2016
From net investment income $	(18,442)	$(14	) $	(15	) $	(277	) $	(229	) $	(691)
From net realized gain on
investments	(8,717)	(9)		(10)		(171)		(128)		(387)
Total Dividends and Distributions $	(27,159)	$(23	) $	(25	) $	(448	) $	(357	) $	(1,078)
Year Ended August 31, 2015
From net investment income $	(18,291)	$(9	) $	(20	) $	(284	) $	(266	) $	(858)
From net realized gain on
investments	(1,357)	(1)		(2)		(27)		(23)		(71)
Total Dividends and Distributions $	(19,648)	$(10	) $	(22	) $	(311	) $	(289	) $	(929)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands						International Small Company Fund
						Year Ended	Year Ended
						August 31, 2016	August 31, 2015
Operations
Net investment income (loss)						$410	$77
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements						(2,618)	(586)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies						2,898	114
			Net Increase (Decrease) in Net Assets Resulting from Operations			690	(395)

Dividends and Distributions to Shareholders
From net investment income						(181)	(37)
					Total Dividends and Distributions	(181)	(37)

Capital Share Transactions
Net increase (decrease) in capital share transactions						157,298	6,086
					Total Increase (Decrease) in Net Assets	157,807	5,654

Net Assets
Beginning of period						13,162	7,508
End of period (including undistributed net investment income as set forth below)						$170,969	$13,162
Undistributed (overdistributed) net investment income (loss)						$406	$86
	Class A		Class P		Institutional
Capital Share Transactions:
Year Ended August 31, 2016
Dollars:
Sold	$1,165	$	– $		167,975
Reinvested	26		–		64
Redeemed	(4,764)		(4,232)		(2,936)
Net Increase (Decrease)	$(3,573	) $	(4,232	) $	165,103
Shares:
Sold	123		–		17,079
Reinvested	3		–		7
Redeemed	(489)		(432)		(329)
Net Increase (Decrease)	(363)		(432)		16,757
Year Ended August 31, 2015(a)
Dollars:
Sold	$2,038		$1,463		$3,580
Reinvested	1		–		–
Redeemed	(471)		(462)		(63)
Net Increase (Decrease)	$1,568		$1,001		$3,517
Shares:
Sold	207		144		357
Redeemed	(48)		(46)		(6)
Net Increase (Decrease)	159		98		351

Distributions:
Year Ended August 31, 2016
From net investment income $	(74	) $	(43	) $	(64)
From net realized gain on
investments	–		–		–
Total Dividends and Distributions $	(74	) $	(43	) $	(64)
Year Ended August 31, 2015(a)
From net investment income $	(20	) $	(17	) $	–
From net realized gain on
investments	–		–		–
Total Dividends and Distributions $	(20	) $	(17	) $	–

(a)	Period from December 31, 2014, date operations commenced, through August 31, 2015 for Institutional shares.

See accompanying notes.

			STATEMENT OF CHANGES IN NET ASSETS PRINCIPAL FUNDS, INC.

					Multi-Manager
					Equity
					Long/Short
Amounts in thousands					Fund
					Period Ended
					August 31, 2016(a)
Operations
Net investment income (loss)					$(884)
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements					(2,195)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies					4,899
		Net Increase (Decrease) in Net Assets Resulting from Operations			1,820

Capital Share Transactions
Net increase (decrease) in capital share transactions					324,242
				Total Increase (Decrease) in Net Assets	326,062

Net Assets
Beginning of period					–
End of period (including undistributed net investment income as set forth below)					$326,062
Undistributed (overdistributed) net investment income (loss)					$881
	Class A	Class P	Institutional	R-6
Capital Share Transactions:
Period Ended August 31, 2016(a)
Dollars:
Sold	$55	$10	$10	$ 324,461
Redeemed	–	–	–	(294)
Net Increase (Decrease)	$55	$10	$10	$324,167
Shares:
Sold	6	1	1	32,648
Redeemed	–	–	–	(29)
Net Increase (Decrease)	6	1	1	32,619

Distributions:
Period Ended August 31, 2016(a)
From net investment income $	–	$–	$–	$–
From net realized gain on
investments	–	–	–	–
Total Dividends and Distributions $	–	$–	$–	$–

(a)	Period from March 31, 2016, date operations commenced, through August 31, 2016.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Opportunistic Municipal Fund
								Year Ended	Year Ended
								August 31, 2016	August 31, 2015
Operations
Net investment income (loss)								$3,418	$1,211
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements								111	153
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies								7,099	(19)
			Net Increase (Decrease) in Net Assets Resulting from Operations					10,628	1,345

Dividends and Distributions to Shareholders
From net investment income								(3,302)	(1,171)
							Total Dividends and Distributions	(3,302)	(1,171)

Capital Share Transactions
Net increase (decrease) in capital share transactions								84,228	23,023
							Total Increase (Decrease) in Net Assets	91,554	23,197

Net Assets
Beginning of period								48,750	25,553
End of period (including undistributed net investment income as set forth below)								$140,304	$48,750
Undistributed (overdistributed) net investment income (loss)								$206	$94
	Class A		Class C		Class P		Institutional
Capital Share Transactions:
Year Ended August 31, 2016
Dollars:
Sold	$34,745		$6,664		$60,056		$3,504
Reinvested	952		145		1,663		35
Redeemed	(11,821)		(1,261)		(10,429)		(25)
Net Increase (Decrease)	$23,876		$5,548		$51,290		$3,514
Shares:
Sold	3,260		629		5,653		325
Reinvested	89		13		155		3
Redeemed	(1,100)		(118)		(973)		(2)
Net Increase (Decrease)	2,249		524		4,835		326
Year Ended August 31, 2015(a)
Dollars:
Sold	$10,767		$1,310		$16,215		$10
Reinvested	381		54		120		–
Redeemed	(5,022)		(691)		(121)		–
Net Increase (Decrease)	$6,126		$673		$16,214		$10
Shares:
Sold	1,051		129		1,581		1
Reinvested	37		5		12		–
Redeemed	(492)		(68)		(12)		–
Net Increase (Decrease)	596		66		1,581		1

Distributions:
Year Ended August 31, 2016
From net investment income $	(1,245	) $	(358	) $	(1,664	) $	(35)
From net realized gain on
investments	–		–		–		–
Total Dividends and Distributions $	(1,245	) $	(358	) $	(1,664	) $	(35)
Year Ended August 31, 2015(a)
From net investment income $	(746	) $	(305	) $	(120	) $	–
From net realized gain on
investments	–		–		–		–
Total Dividends and Distributions $	(746	) $	(305	) $	(120	) $	–

(a)	Period from March 10, 2015, date operations commenced, through August 31, 2015 for Institutional shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands	Origin Emerging Markets Fund
	Year Ended	Period Ended
	August 31, 2016	August 31, 2015(a)
Operations
Net investment income (loss)	$6,692	$8,483
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements	(132,606)	(69,773)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies	178,404	(110,448)
Net Increase (Decrease) in Net Assets Resulting from Operations	52,490	(171,738)

Dividends and Distributions to Shareholders
From net investment income	(7,563)	–
Total Dividends and Distributions	(7,563)	–

Capital Share Transactions
Net increase (decrease) in capital share transactions	(82,612)	988,068
Total Increase (Decrease) in Net Assets	(37,685)	816,330

Net Assets
Beginning of period	816,330	–
End of period (including undistributed net investment income as set forth below)	$778,645	$816,330
Undistributed (overdistributed) net investment income (loss)	$5,349	$7,562

	Class A		Class P	Institutional	R-6
Capital Share Transactions:
Year Ended August 31, 2016(b)
Dollars:
Sold	$270		$10	$209,412	$–
Reinvested	2		–	7,559	–
Redeemed	(102)		–	(299,763)	–
Net Increase (Decrease)	$170		$10	$(82,792)	$–
Shares:
Sold	32		1	26,073	–
Reinvested	–		–	914	–
Redeemed	(13)		–	(37,173)	–
Net Increase (Decrease)	19		1	(10,186)	–

Period Ended August 31, 2015(a)
Dollars:
Sold	$4,285		N/A	$1,011,795	$3,000
Redeemed	(3,965)		N/A	(24,197)	(2,850)
Net Increase (Decrease)	$320		N/A	$987,598	$150
Shares:
Sold	428		N/A	99,465	300
Redeemed	(403)		N/A	(2,539)	(290)
Net Increase (Decrease)	25		N/A	96,926	10

Distributions:
Year Ended August 31, 2016(b)
From net investment income $	(3	) $	–	$(7,559)	$(1)
From net realized gain on
investments	–		–	–	–
Total Dividends and Distributions $	(3	) $	–	$(7,559)	$(1)

Period Ended August 31, 2015(a)
From net investment income $	–		N/A	$–	$–
From net realized gain on
investments	–		N/A	–	–
Total Dividends and Distributions $	–		N/A	$–	$–

(a)	Period from January 23, 2015, date operations commenced, through August 31, 2015.
(b)	Period from March 29, 2016, date operations commenced, through August 31, 2016 for Class P shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									Preferred Securities Fund
									Year Ended		Year Ended
									August 31, 2016		August 31, 2015
Operations
Net investment income (loss)										$255,205		$236,958
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements										53,012		49,548
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies										51,582		(106,620)
		Net Increase (Decrease) in Net Assets Resulting from Operations								359,799		179,886

Dividends and Distributions to Shareholders
From net investment income										(246,710)		(243,775)
From net realized gain on investments										(42,753)		(83,916)
				Total Dividends and Distributions						(289,463)		(327,691)

Capital Share Transactions
Net increase (decrease) in capital share transactions										939,469		257,382
			Total Increase (Decrease) in Net Assets							1,009,805		109,577

Net Assets
Beginning of period										4,817,865		4,708,288
End of period (including undistributed net investment income as set forth below)										$5,827,670		$4,817,865
Undistributed (overdistributed) net investment income (loss)									$	23,900		$4,902
	Class A	Class C	Class J	Class P	Institutional	R-1		R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended August 31, 2016
Dollars:
Sold	$475,347	$ 173,695	$14,119	$ 821,293	$ 1,295,888	$669		$473	$926	$1,765	$1,163
Reinvested	37,931	26,703	2,686	48,835	67,652	81		75	196	76	220
Redeemed	(354,083)	(124,635)	(10,649)	(662,446)	(872,625)	(535)		(890)	(1,597)	(1,986)	(878)
Net Increase (Decrease)	$159,195	$75,763	$6,156	$ 207,682	$490,915	$215		$(342)	$(475)	$(145)	$505
Shares:
Sold	46,776	17,121	1,417	81,437	128,129	67		47	92	175	115
Reinvested	3,737	2,634	271	4,843	6,701	8		8	20	8	22
Redeemed	(34,858)	(12,283)	(1,075)	(65,989)	(86,387)	(53)		(88)	(159)	(199)	(87)
Net Increase (Decrease)	15,655	7,472	613	20,291	48,443	22		(33)	(47)	(16)	50
Year Ended August 31, 2015
Dollars:
Sold	$340,004	$93,132	$13,048	$ 880,203	$ 1,019,963 $	682		$870	$1,263	$1,874	$2,807
Reinvested	46,336	31,325	2,786	46,933	77,941	93		85	259	108	248
Redeemed	(497,001)	(134,618)	(10,586)	(504,449)	(1,148,639)	(1,151)		(203)	(1,714)	(1,595)	(2,622)
Net Increase (Decrease)	$(110,661)	$ (10,161) $	5,248	$ 422,687 $	(50,735) $	(376	) $	752	$(192)	$387	$433
Shares:
Sold	32,612	8,966	1,283	85,020	98,395	66		85	123	182	273
Reinvested	4,476	3,031	275	4,564	7,567	9		8	25	11	24
Redeemed	(47,650)	(12,948)	(1,040)	(48,878)	(110,633)	(112)		(20)	(167)	(157)	(256)
Net Increase (Decrease)	(10,562)	(951)	518	40,706	(4,671)	(37)		73	(19)	36	41

Distributions:
Year Ended August 31, 2016
From net investment income	$ (37,554)	$ (31,583) $	(2,287)	$ (67,845)	$ (106,888) $	(69	) $	(69)	$(164)	$(65)	$(186)
From net realized gain on
investments	(6,571)	(6,863)	(421)	(11,569)	(17,224)	(14)		(13)	(33)	(11)	(34)
Total Dividends and Distributions	$ (44,125)	$ (38,446) $	(2,708)	$ (79,414)	$ (124,112) $	(83	) $	(82)	$(197)	$(76)	$(220)
Year Ended August 31, 2015
From net investment income	$ (39,030)	$ (32,829) $	(2,087)	$ (63,214)	$ (106,028) $	(67	) $	(64)	$(187)	$(83)	$(186)
From net realized gain on
investments	(14,424)	(13,694)	(723)	(20,040)	(34,826)	(26)		(24)	(72)	(25)	(62)
Total Dividends and Distributions	$ (53,454)	$ (46,523) $	(2,810)	$ (83,254)	$ (140,854) $	(93	) $	(88)	$(259)	$(108)	$(248)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in dollars			Real Estate Allocation Fund
			Year Ended	Period Ended
			August 31, 2016	August 31, 2015(a)
Operations
Net investment income (loss)			$12,735	$2,941
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements			4,544	(12)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies			46,748	(18,424)
		Net Increase (Decrease) in Net Assets Resulting from Operations	64,027	(15,495)

Dividends and Distributions to Shareholders
From net investment income			(12,382)	(1,552)
From net realized gain on investments			(56)	–
		Total Dividends and Distributions	(12,438)	(1,552)

Capital Share Transactions
Net increase (decrease) in capital share transactions			546,289	337,431
		Total Increase (Decrease) in Net Assets	597,878	320,384

Net Assets
Beginning of period			320,384	–
End of period (including undistributed net investment income as set forth below)			$918,262	$320,384
Undistributed (overdistributed) net investment income (loss)			$1,742	$1,453
	Class A	Institutional
Capital Share Transactions:
Year Ended August 31, 2016
Dollars:
Sold	$429,545	$186,306
Reinvested	11,434	1,004
Redeemed	(64,022)	(17,978)
Net Increase (Decrease)	$376,957	$169,332
Shares:
Sold	43,511	18,712
Reinvested	1,161	99
Redeemed	(6,450)	(1,747)
Net Increase (Decrease)	38,222	17,064

Period Ended August 31, 2015(a)
Dollars:
Sold	$339,860	$10,000
Reinvested	1,479	73
Redeemed	(13,981)	–
Net Increase (Decrease)	$327,358	$10,073
Shares:
Sold	33,529	1,000
Reinvested	148	7
Redeemed	(1,386)	–
Net Increase (Decrease)	32,291	1,007

Distributions:
Year Ended August 31, 2016
From net investment income$	(11,379)	$(1,003)
From net realized gain on
investments	(55)	(1)
Total Dividends and Distributions	$ (11,434)	$(1,004)

Period Ended August 31, 2015(a)
From net investment income$	(1,479)	$(73)
From net realized gain on
investments	–	–
Total Dividends and Distributions$	(1,479)	$(73)

(a)	Period from December 31, 2014, date operations commenced, through August 31, 2015.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands						Real Estate Debt Income Fund
						Year Ended	Period Ended
						August 31, 2016	August 31, 2015(a)
Operations
Net investment income (loss)						$2,396	$926
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements						4	(1)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies						2,979	(932)
			Net Increase (Decrease) in Net Assets Resulting from Operations			5,379	(7)

Dividends and Distributions to Shareholders
From net investment income						(2,379)	(937)
					Total Dividends and Distributions	(2,379)	(937)

Capital Share Transactions
Net increase (decrease) in capital share transactions						107,225	45,502
					Total Increase (Decrease) in Net Assets	110,225	44,558

Net Assets
Beginning of period						44,558	–
End of period (including undistributed net investment income as set forth below)						$154,783	$44,558
Undistributed (overdistributed) net investment income (loss)						$33	$(1)
	Class A		Class P		Institutional
Capital Share Transactions:
Year Ended August 31, 2016
Dollars:
Sold	$907		$484		$ 149,596
Reinvested	11		7		1,324
Redeemed	(21,924)		(469)		(22,711)
Net Increase (Decrease)	$(21,006	) $	22		$128,209
Shares:
Sold	94		50		15,509
Reinvested	1		1		135
Redeemed	(2,275)		(49)		(2,354)
Net Increase (Decrease)	(2,180)		2		13,290

Period Ended August 31, 2015(a),(b)
Dollars:
Sold	$22,658		$113		$22,857
Reinvested	1		1		6
Redeemed	(114)		–		(20)
Net Increase (Decrease)	$22,545		$114		$22,843
Shares:
Sold	2,275		12		2,294
Reinvested	–		–		1
Redeemed	(12)		–		(2)
Net Increase (Decrease)	2,263		12		2,293

Distributions:
Year Ended August 31, 2016
From net investment income $	(509	) $	(7	)$	(1,863)
From net realized gain on
investments	–		–		–
Total Dividends and Distributions $	(509	) $	(7	)$	(1,863)

Period Ended August 31, 2015(a),(b)
From net investment income $	(447	) $	(1	)$	(489)
From net realized gain on
investments	–		–		–
Total Dividends and Distributions $	(447	) $	(1	)$	(489)

(a)	Period from December 31, 2014, date operations commenced, through August 31, 2015.
(b)	Period from June 15, 2015, date operations commenced, through August 31, 2015 for Class P shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands						Small-MidCap Dividend Income Fund
						Year Ended	Year Ended
						August 31, 2016	August 31, 2015
Operations
Net investment income (loss)						$50,353	$47,582
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements						(30,785)	45,159
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies						368,558	(219,893)
			Net Increase (Decrease) in Net Assets Resulting from Operations			388,126	(127,152)

Dividends and Distributions to Shareholders
From net investment income						(44,005)	(37,522)
From net realized gain on investments						(33,793)	(35,479)
					Total Dividends and Distributions	(77,798)	(73,001)

Capital Share Transactions
Net increase (decrease) in capital share transactions						261,732	596,664
					Total Increase (Decrease) in Net Assets	572,060	396,511

Net Assets
Beginning of period						1,719,140	1,322,629
End of period (including undistributed net investment income as set forth below)						$2,291,200	$1,719,140
Undistributed (overdistributed) net investment income (loss)						$44,586	$25,863
	Class A		Class C	Class P	Institutional
Capital Share Transactions:
Year Ended August 31, 2016
Dollars:
Sold	$73,239		$38,847	$ 304,443	$243,297
Reinvested	6,089		4,141	23,657	40,737
Redeemed	(67,249)		(33,902)	(218,874)	(152,693)
Net Increase (Decrease)	$12,079		$9,086	$ 109,226	$131,341
Shares:
Sold	5,304		2,882	22,025	17,861
Reinvested	477		328	1,824	3,168
Redeemed	(5,097)		(2,631)	(16,658)	(11,405)
Net Increase (Decrease)	684		579	7,191	9,624
Year Ended August 31, 2015
Dollars:
Sold	$84,482		$67,856	$ 324,713	$447,792
Reinvested	6,909		3,627	23,766	34,344
Redeemed	(77,993)		(22,421)	(205,921)	(90,490)
Net Increase (Decrease)	$13,398		$49,062	$ 142,558	$391,646
Shares:
Sold	6,099		4,924	23,172	32,084
Reinvested	507		268	1,720	2,507
Redeemed	(5,663)		(1,650)	(14,775)	(6,610)
Net Increase (Decrease)	943		3,542	10,117	27,981

Distributions:
Year Ended August 31, 2016
From net investment income $	(3,698	) $	(2,062) $	(14,473)	$(23,772)
From net realized gain on
investments	(3,134)		(2,665)	(10,927)	(17,067)
Total Dividends and Distributions $	(6,832	) $	(4,727) $	(25,400)	$(40,839)
Year Ended August 31, 2015
From net investment income $	(3,795	) $	(1,706) $	(13,745)	$(18,276)
From net realized gain on
investments	(4,107)		(2,536)	(12,056)	(16,780)
Total Dividends and Distributions $	(7,902	) $	(4,242) $	(25,801)	$(35,056)

See accompanying notes.

			STATEMENT OF CHANGES IN NET ASSETS
			PRINCIPAL FUNDS, INC.

				SystematEx
				International
Amounts in thousands				Fund
				Period Ended
				August 31, 2016(a)
Operations
Net investment income (loss)				$873
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements				(660)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies				2,644
			Net Increase (Decrease) in Net Assets Resulting from Operations	2,857

Dividends and Distributions to Shareholders
From net investment income				(35)
From net realized gain on investments				(12)
			Total Dividends and Distributions	(47)

Capital Share Transactions
Net increase (decrease) in capital share transactions				60,482
			Total Increase (Decrease) in Net Assets	63,292

Net Assets
Beginning of period				–
End of period (including undistributed net investment income as set forth below)				$63,292
Undistributed (overdistributed) net investment income (loss)				$905
	Institutional		R-6
Capital Share Transactions:
Period Ended August 31, 2016(a)
Dollars:
Sold	$7,779		$ 61,172
Redeemed	(3,845)		(4,624)
Net Increase (Decrease)	$3,934		$ 56,548
Shares:
Sold	789		6,120
Redeemed	(386)		(461)
Net Increase (Decrease)	403		5,659

Distributions:
Period Ended August 31, 2016(a)
From net investment income$	(19	) $	(16)
From net realized gain on
investments	(6)		(6)
Total Dividends and Distributions $	(25	) $	(22)

(a)	Period from September 22, 2015, date operations commenced, through August 31, 2016.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

SystematEx
Large
Amounts in thousands	Value Fund
Period Ended
August 31, 2016(a)
Operations
Net investment income (loss)	$174
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements	(5)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies	842
Net Increase (Decrease) in Net Assets Resulting from Operations	1,011

Dividends and Distributions to Shareholders
From net investment income	(53)
From net realized gain on investments	(17)
Total Dividends and Distributions	(70)

Capital Share Transactions
Net increase (decrease) in capital share transactions	7,575
Total Increase (Decrease) in Net Assets	8,516

Net Assets
Beginning of period	–
End of period (including undistributed net investment income as set forth below)	$8,516
Undistributed (overdistributed) net investment income (loss)	$121

R-6
Capital Share Transactions:
Period Ended August 31, 2016(a)
Dollars:
Sold	$7,575
Net Increase (Decrease)	$7,575
Shares:
Sold	757
Net Increase (Decrease)	757

Distributions:
Period Ended August 31, 2016(a)
From net investment income $	(53)
From net realized gain on
investments	(17)
Total Dividends and Distributions $	(70)

(a)	Period from September 22, 2015, date operations commenced, through August 31, 2016.

See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

1. Organization

Principal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. The financial statements for Blue Chip Fund, Bond Market Index Fund, Credit Opportunities Explorer Fund, Diversified Real Asset Fund, Dynamic High Yield Explorer Fund, EDGE MidCap Fund, Global Multi-Strategy Fund, Global Opportunities Equity Hedged Fund, Global Opportunities Fund, International Equity Index Fund, International Small Company Fund, Multi-Manager Equity Long/Short Fund, Opportunistic Municipal Fund, Origin Emerging Markets Fund, Preferred Securities Fund, Real Estate Allocation Fund, Real Estate Debt Income Fund, Small-MidCap Dividend Income Fund, SystematEx International Fund and SystematEx Large Value Fund (known as the "Funds") are presented herein. The Funds may offer up to eleven classes of shares: Class A, Class C, Class J, Class P, Institutional, R-1, R-2, R-3, R-4, R-5 and R-6. Information presented in these financial statements pertains to Class J, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 classes of shares. Certain detailed financial information for Class A, Class C and Class P shares is provided separately.

Each of the Funds is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies. Each of the Funds was an investment company at all times during the year. The Funds have not provided financial support, and are not contractually required to provide financial support to any investee.

Effective September 10, 2014, the initial purchases of $10,000,000 of Class A and Institutional shares of Credit Opportunities Explorer Fund were made by Principal Financial Services, Inc.

Effective September 10, 2014, the initial purchases of $7,500,000 of Class A and Institutional shares of Dynamic High Yield Explorer Fund were made by Principal Financial Services, Inc.

Effective December 31, 2014, the initial purchase of $10,000 of R-6 shares of Diversified Real Asset Fund was made by Principal Management Corporation (the “Manager”).

Effective December 31, 2014, the initial purchase of $10,000 of Institutional shares of International Small Company Fund was made by the Manager.

Effective December 31, 2014, the initial purchases of $10,000 of Class A and Institutional shares of Real Estate Allocation Fund were made by the Manager.

Effective December 31, 2014, the initial purchases of $10,000,000 of Class A and Institutional shares of Real Estate Debt Income Fund were made by Principal Financial Services, Inc. On February 6, 2015, February 13, 2015, and February 20, 2015, additional purchases totaling $12,500,000 of Class A and Institutional shares were made by Principal Financial Services, Inc.

Effective January 23, 2015, the initial purchases of $4,000,000, $3,000,000 and $3,000,000 of Class A, Institutional and R-6 shares, respectively, of Origin Emerging Markets Fund were made by Principal Financial Services, Inc.

Effective March 10, 2015, the initial purchase of $10,000 of Institutional Class of Opportunistic Municipal Fund was made by the Manager.

Effective June 15, 2015, the initial purchase of $10,000 of Class P shares of Real Estate Debt Income Fund was made by the Manager.

Effective September 22, 2015, the initial purchases of $2,500,000 of Class A shares, Class P shares and Institutional shares of Global Opportunities Equity Hedged Fund were made by Principal Financial Services, Inc.

Effective September 22, 2015, the initial purchases of $4,000,000 and $3,500,000 of Institutional shares and R-6 shares, respectively, of SystematEx International Fund were made by Principal Financial Services, Inc.

Effective September 22, 2015, the initial purchase of $7,500,000 of R-6 shares of SystematEx Large Value Fund was made by Principal Financial Services, Inc.

Effective September 28, 2015, the initial purchase of $10,000 of Institutional shares of Edge MidCap Fund was made by the Manager.

Effective March 29, 2016, the initial purchases of $10,000 of R-3, R-4 and R-5 shares of Blue Chip Fund and Diversified Real Asset Fund were made by the Manager.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

1. Organization (Continued)

Effective March 29, 2016, the initial purchase of $10,000 of Class P shares of Origin Emerging Markets Fund was made by the Manager.

Effective March 31, 2016, the initial purchases of $10,000 of Class A, Class P, Institutional and R-6 shares of Multi-Manager Equity Long/Short Fund were made by the Manager.

All classes of shares for each of the Funds represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Real Estate Allocation Fund invests in Institutional Class shares of other series of Principal Funds, Inc. (the "Underlying Funds"). Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

The Funds (with the exception of Real Estate Allocation Fund) value securities for which market quotations are readily available at fair value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics such as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, other yield and risk factors, and other market conditions to determine an evaluated bid price or, in the case of certain credit default swaps, a mean price provided by a pricing service. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds’ net asset values are reflected in the Funds’ net asset values and these securities are valued at fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors, provided by independent pricing services, are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices, and foreign currencies.

To the extent the Funds invest in foreign securities listed on foreign exchanges which trade on days on which the Funds do not determine net asset values, for example weekends and other customary national U.S. holidays, the Funds’ net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the Funds’ holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

2. Significant Accounting Policies (Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

The following funds held securities denominated in foreign currencies that exceeded 5% of net assets of the fund:

				Global
Diversified		Global		Opportunities Equity		Global
Real Asset Fund		Multi-Strategy Fund		Hedged Fund		Opportunities Fund
Euro	5.3%	Euro	5.2%	Euro	13.5%	Euro	13.9%
				Japanese Yen	8.6	British Pound	8.8
				British Pound	8.6	Japanese Yen	8.5

International		International		Multi-Manager Equity		Origin Emerging
Equity Index Fund		Small Company Fund		Long/Short Fund		Markets Fund
Euro	29.2%	Japanese Yen	28.5%	Euro	12.4%	Hong Kong Dollar	29.0%
Japanese Yen	23.2	Euro	24.6			South Korean Won	17.8
British Pound	18.7	British Pound	15.7			New Taiwan Dollar	9.6
Swiss Franc	8.8	Canadian Dollar	10.7
Australian Dollar	7.0	Australian Dollar	5.3

SystematEX
International Fund
Euro	32.1%
Japanese Yen	21.5
British Pound	16.9
Swiss Franc	10.5
Australian Dollar	6.6
Hong Kong Dollar	5.3

Income and Investment Transactions. The Funds record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized, respectively, on the level yield method over the lives of the respective securities. The Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class.

Expenses. Expenses directly attributed to a particular fund are charged to that fund. Other expenses not directly attributed to a particular fund are apportioned among the registered investment companies managed by the Manager.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

In addition to the expenses that the Real Estate Allocation Fund bears directly, the Real Estate Allocation Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Expenses included in the statement of operations of Real Estate Allocation Fund reflect the expenses of Real Estate Allocation Fund and do not include any expenses associated with the Underlying Funds.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

2. Significant Accounting Policies (Continued)

Distributions to Shareholders. With respect to Opportunistic Municipal Fund, net investment income is declared as dividends daily to settled shares of record as of that day, and all distributions of realized gains from investment transactions are recorded on the ex-dividend date. Dividends and distributions to shareholders of the other Funds are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, options and futures contracts, certain defaulted securities, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, tax straddles, mortgage-backed securities, certain preferred securities, swap agreements, short sales, partnership investments, REITs, utilization of earnings and profits distributed to shareholders on redemption of shares, and limitations imposed by Sections 381-384 of the Internal Revenue Code. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Funds intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the period ended August 31, 2016, the Funds did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the, shorter of the fiscal years from 2013-2015 or commencement of the fund’s operations to 2015. No examinations are in progress at this time.

Foreign Taxes. Certain of the Funds are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Funds as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations. In consideration of recent decisions rendered by European courts, certain of the Funds have filed additional tax reclaims for taxes withheld in prior years. Due to the uncertainty and timing of these reclaims, a corresponding receivable will only be recorded when both the amount is known and there are no significant uncertainties regarding collectability.

Basis for Consolidation. Diversified Real Asset Fund (the “Consolidated Fund”) may invest up to 25% of its total assets in its wholly-owned subsidiary DRA Cayman Corporation (a “Cayman Subsidiary”) organized under the laws of the Cayman Islands.

Diversified Real Asset Fund is the sole shareholder of the Cayman Subsidiary, and shares of the Cayman Subsidiary will not be sold or offered to other investors. To the extent that Diversified Real Asset Fund invests in its Cayman Subsidiary, it will be subject to the particular risks associated with the Cayman Subsidiary’s investments, which are discussed in the applicable Prospectus and SAI. The principal purpose of investing in the Cayman Subsidiary is to allow Diversified Real Asset Fund to gain exposure to the commodity markets within the limitations of federal tax laws applicable to regulated investment companies. Diversified Real Asset Fund’s investment portfolio has been consolidated and includes the portfolio holdings of Diversified Real Asset Fund and its Cayman Subsidiary. The consolidated financial statements include the accounts of Diversified Real Asset Fund and its Cayman Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. At August 31, 2016, the net assets of the Cayman Subsidiary were $347,869,000 or 9.4% of the Consolidated Fund’s net assets.

Recent Accounting Pronouncements. In August 2014, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2014-15 Presentation of Financial Statements – Going Concern requiring management to evaluate whether there are conditions or events, considered in aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

3. Operating Policies

Borrowings. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and other registered investment companies managed by the Manager may participate in an interfund lending facility (“Facility”). The Facility allows the Funds to borrow money from or loan money to the other participants. Loans under the Facility are made to handle unusual and/or unanticipated short-term cash requirements. Interest paid and received on borrowings is the average of the current repurchase agreement rate and the bank loan rate (the higher of (i) the Federal Funds Rate or (ii) the One Month LIBOR rate plus 1.00%). Blue Chip Fund, Bond Market Index Fund, Credit Opportunities Explorer Fund, Diversified Real Asset Fund, EDGE MidCap Fund, Global Multi-Strategy Fund, Global Opportunities Fund, International Equity Index Fund, International Small Company Fund, Origin Emerging Markets Fund, Preferred Securities Fund, Real Estate Debt Income Fund, and Small-MidCap Dividend Income Fund each loaned to the Facility. The interest income received is included in interest income on the statements of operations.

During the period ended August 31, 2016, funds borrowing from the Facility were as follows (amounts in thousands):

	Average	Weighted Average
	Outstanding Balance	Interest Rate
Blue Chip Fund	$471.89%
Diversified Real Asset Fund	1.92
Global Multi-Strategy Fund	86.67
Global Opportunities Equity Hedged Fund	5.61
Global Opportunities Fund	22.66
International Equity Index Fund	196.85
International Small Company Fund	10.82
Preferred Securities Fund	161.87
Real Estate Debt Income Fund	18.73
SystematEx International Fund	9.91

The interest expense associated with these borrowings is included in other expenses on the statements of operations.

In addition, certain of the Funds participate with other registered investment companies managed by the Manager in an unsecured joint line of credit with a bank which allows the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the One Month LIBOR rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .15% on the amount of the line of credit. During the period ended August 31, 2016, Origin Emerging Markets Fund borrowed against the line of credit. The average outstanding balance for the liability during the year ended August 31, 2016 was $9,000 at a weighted average interest rate of 1.86%. The interest expense associated with those borrowings is included in other expenses on the statements of operations.

Commodity Linked Notes. Diversified Real Asset Fund invests in structured notes whose market values are primarily derived from changes in the value of various commodity indices and other factors. Valuations on these securities may be volatile as the payment features on certain notes may contain attributes that multiply the effects of changes in the values of the underlying indices. Structured notes may entail a greater degree of market risk than other types of debt securities. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in the fair value of the structured notes are recorded as unrealized gains and losses in the accompanying financial statements. Interest income is accrued daily. These notes are subject to prepayment, credit, and interest rate risks. At maturity, or when a note is sold, the fund records a realized gain or loss.

Counterparties. The Funds may be exposed to counterparty risk, or the risk that another party with which the Funds have unsettled or open transactions will fail to perform on their commitment. To the extent that unpaid amounts owed to the Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Funds. If the unpaid amount owed to the Funds subsequently decreases, the Funds would be required to return all or a portion of the collateral.

Master Netting Agreements may also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Agreements, collateral is routinely transferred if the total net exposure to certain transactions governed under the relevant master netting agreement with a counterparty exceeds a specified threshold.

Credit Opportunities Explorer Fund, Diversified Real Asset Fund, Global Multi-Strategy Fund and Multi-Manager Equity Long/Short Fund have financial instruments that are subject to Master Netting Agreements or similar agreements.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

3. Operating Policies (Continued)

As of August 31, 2016, financial assets and liabilities subject to Master Netting Agreements or similar agreements were as follows (amounts in thousands):

Fund: Credit Opportunities Explorer Fund
Financial Derivative Instruments: Over the Counter Summary

			Counterparty
			Barclays Bank PLC
Assets*
Total Return Swaps				$4
Total OTC				$4

Liabilities*
Total Return Swaps				$—
Total OTC				$—

Net Market Value of OTC Derivatives				$4
Collateral (Received)/Pledged				—
Net Exposure				$4

Fund: Diversified Real Asset Fund
Financial Derivative Instruments: Over the Counter Summary

							Counterparty
	BOA	BARC	BNP	CITI	CS	DB	GOLD	HSBC	JPM	MS	RBC	RBS	SCB	UBS	Total
Assets*
Foreign Currency
Contracts	$—	$608	$—	$—	$—	$503	$—	$73	$3,689	$14	$—	$9	$—	$44	$4,940
Interest Rate Swaps	—	126	—	—	—	133	—	—	—	—	—	—	—	—	259
Purchased Interest
Rate Swaptions	—	223	—	—	—	955	—	—	—	—	—	—	—	—	1,178
Purchased Options	—	860	62	—	—	99	—	—	534	—	—	—	—	77	1,632
Total OTC	$—	$1,817	$62	$—	$—	$1,690	$—	$73	$4,223	$14	$—	$9	$—	$121	$8,009

Liabilities*
Foreign Currency
Contracts	$(77)	$(705)	$—	$(5)	$(39)	$(576)	$(5)	$(15)	$(4,513)	$(155)	$(14)	$(42)	$(175)	$—	$(6,321)
Written Interest Rate
Swaptions	—	(19)	—	—	—	(219)	—	—	—	—	—	—	—	—	(238)
Written Options	—	(651)	(33)	—	—	—	—	—	—	—	—	—	—	—	(684)
Total OTC	$(77)	$(1,375)	$(33)	$(5)	$(39)	$(795)	$(5)	$(15)	$(4,513)	$(155)	$(14)	$(42)	$(175)	$—	$(7,243)

Net Market Value of
OTC Derivatives	$(77)	$442	$29	$(5)	$(39)	$895	$(5)	$58	$(290)	$(141)	$(14)	$(33)	$(175)	$121	$766
Collateral
(Received)/Pledged	—	—	—	—	—	(693)^	—	—	250 ^	—	—	—	—	—	(443)^
Net Exposure	$(77)	$442	$29	$(5)	$(39)	$202	$(5)	$58	$(40)	$(141)	$(14)	$(33)	$(175)	$121	$323

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2016

3. Operating Policies (Continued)

Fund: Global Multi-Strategy Fund
Financial Derivative Instruments: Over the Counter Summary

							Counterparty
	BOA	BARC	BNYM	CITI		CBA	CS	DB	HSBC		JPM	ML	MS	SCB	SN	Total
Assets*
Credit Default Swaps	$—	$1,177	$—	$1,342		$—	$26	$505	$531		$—	$—	$10	$—	$—	$3,591
Equity Basket Swaps	50	—	—	—		—	—	1,636	—		—	—	6,044	—	—	7,730
Foreign Currency
Contracts	12,023	1,192	1,748	7,550		496	50	66	70		107	253	325	—	206	24,086
Interest Rate Swaps	34	162	—	—		—	—	7	—		48	9	—	—	—	260
Purchased Interest
Rate Swaptions	29	91	—	—		—	—	82	—		—	—	—	—	—	202
Purchased Options	—	228	—	—		—	—	—	—		—	109	—	—	—	337
Synthetic Futures	458	—	—	—		—	—	—	—		—	—	104	—	—	562
Total Return Swaps	—	—	—	—		—	—	—	—		—	—	24	—	—	24
Total OTC	$12,594	$2,850	$1,748	$8,892		$496	$76	$2,296	$601		$155	$371	$6,507	$—	$206	$36,792

Liabilities*
Credit Default Swaps	$—	$(1,599)	$—	$—		$—	$(128)	$—	$(794)		$—	$—	$—	$—	$—	$(2,521)
Equity Basket Swaps	—	—	—	—		—	—	(292)	—		—	—	(726)	—	—	(1,018)
Foreign Currency
Contracts	(11,334)	(959)	(1,040)	(4,167)		(60)	—	—	—		(2,651)	(198)	(708)	(100)	—	(21,217)
Interest Rate Swaps	(40)	(6)	—	—		—	—	(13)	—		—	(12)	—	—	—	(71)
Synthetic Futures	(65)	—	—	—		—	—	—	—		—	—	(96)	—	—	(161)
Total Return Swaps	—	—	—	—		—	—	—	—		—	—	(45)	—	—	(45)
Written Interest Rate
Swaptions	(4)	(33)	—	—		—	—	—	—		—	—	—	—	—	(37)
Written Options	—	(270)	—	—		—	—	—	—		—	—	—	—	—	(270)
Total OTC	$(11,443)	$(2,867)	$(1,040)	$(4,167)		$(60)	$(128)	$(305)	$(794)		$(2,651)	$(210)	$(1,575)	$(100)	$—	$(25,340)

Net Market Value of
OTC Derivatives	$1,151	$(17)	$708	$4,725		$436	$(52)	$1,991	$(193)		$(2,496)	$161	$4,932	$(100)	$206	$11,452
Collateral
(Received)/Pledged	—	17 **	—	(1,410)	^	—	—	(50)^	193	**	—	—	—	—	—	(1,250)^
Net Exposure	$1,151	$—	$708	$3,315		$436	$(52)	$1,941	$—		$(2,496)	$161	$4,932	$(100)	$206	$10,202

Fund: Multi-Manager Equity Long/Short Fund
Financial Derivative Instruments: Over the Counter Summary

Counterparty

		Goldman Sachs				Morgan Stanley			Total
Assets*
Equity Basket Swaps			$225			$274			$499
Foreign Currency Contracts			93			168			261
Total OTC			$318			$442			$760

Liabilities*
Equity Basket Swaps			$(6)			$(78)			$(84)
Foreign Currency Contracts			(47)			(128)			(175)
Total OTC			$(53)			$(206)			$(259)

Net Market Value of OTC Derivatives			$265			$236			$501
Collateral (Received)/Pledged			—				—				—
Net Exposure			$265			$236			$501

*	Represents amount of offsetting derivative assets or liabilities that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative assets or liabilities for presentation on the statements of assets and liabilities.

**The fund has pledged securities or cash to the counterparty as collateral which may be in excess of the amount owed to the counterparty.

^ The counterparty has pledged cash or securities to the fund as collateral in a segregated account which is not included in the assets of the fund.

Counterparty Abbreviations used:
BOA	Bank of America	HSBC	HSBC Securities
BARC	Barclays Bank PLC	JPM	JP Morgan Chase
BNP	BNP Paribas	ML	Merrill Lynch
BNYM	Bank of New York Mellon	MS	Morgan Stanley
CITI	Citigroup Inc	RBC	RBC Dominion Securities
CBA	Commonwealth Bank of Australia	RBS	Royal Bank of Scotland
CS	Credit Suisse	SCB	Standard Chartered Bank, Hong Kong
DB	Deutsche Bank AG	SN	Stifel, Nicolaus & Co
GOLD	Goldman Sachs	UBS	UBS AG

		NOTES TO FINANCIAL STATEMENTS
		PRINCIPAL FUNDS, INC.
		August 31, 2016

3. Operating Policies (Continued)

			Total Borrowings and
	Repurchase Agreement	Payable for Reverse	Other Financing	Collateral
Counterparty	Proceeds to be Received	Repurchase Agreements	Transactions	(Received)/Pledged	Net Exposure
Barclays Bank PLC	$30,203	$(23,458)	$6,745	$(2,066)	$4,679
Merrill Lynch	352,398	(234,209)	118,189	(122,186)	—

Collateral information relating to securities on loan is included in the securities lending note to financial statements.

The financial instruments that are subject to Master Netting Agreements or similar agreements may include right of setoff provisions.

Derivative instruments include provisions to setoff positions covered under the agreements with the same counterparties and provisions to setoff positions outside of the agreements with the same counterparties in the event of default by one of the parties. Derivative instruments also include collateral provisions. Collateral received and pledged are generally settled daily with each counterparty.

Floating Rate Notes Issued in Conjunction with Securities Held. Opportunistic Municipal Fund has entered into transactions in which a fund transfers fixed rate bonds to trusts in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties. The fund enters into shortfall and forbearance agreements with the trusts, which commit the fund to pay the trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the fund (inverse floating rate securities) include the right of the fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the fixed rate bond from the trusts to the fund, thereby collapsing the trusts. The fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the fund’s investment assets, and the related floating rate notes reflected as fund liabilities under the caption “floating rate notes issued” in the statement of assets and liabilities. The balance of the floating rate notes issued as of August 31, 2106 was $5,565,000. The average outstanding balance for the liability during the year ended August 31, 2016 was $4,411,000 at a weighted average interest rate of 1.05%. The notes issued by the trusts have interest rates that reset weekly, and the floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date.

Foreign Currency Contracts. Certain of the Funds may be subject to foreign currency exchange rate risk in the normal course of pursuing such Funds’ investment objectives. The Funds may use foreign currency contracts to gain exposure to, or hedge against changes in the value of foreign currencies. Certain of the Funds enter into forward contracts to purchase and sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in fair value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds (with the exception of Real Estate Allocation Fund) may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, a fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as a variation margin receivable or payable on financial derivative instruments. Future contracts are marked to market daily at the closing settlement price or in the absence of such a price, the most recent quoted bid price. If there are no quotations available, the security is valued at the last available closing settlement price. During the period the futures contracts are open, daily changes in the fair value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund’s cost basis in the contract. There is minimal counterparty credit risk to the Funds because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

3. Operating Policies (Continued)

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Funds has valued the investments. This may have an adverse effect on each of the Funds’ ability to dispose of particular illiquid securities at fair value and may limit each of the Funds’ ability to obtain accurate market quotations for purposes of valuing the securities.

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Inflation-Indexed Bonds. Certain of the Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the statements of operations, even though the Funds would not receive the principal until maturity.

Options Contracts. During the period Global Multi-Strategy Fund, Diversified Real Asset Fund, Multi-Manger Equity Long/Short Fund, and Preferred Securities Fund wrote call and put options on swaps, securities, indices and currencies they own or in which they may invest for both hedging and non-hedging purposes. Writing put options tends to increase a fund’s exposure to the underlying instrument. Writing call options tends to decrease a fund’s exposure to the underlying instrument. When a fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options contracts written on the statements of assets and liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying swap, security, index or currency transaction to determine the realized gain or loss. A fund, as a writer of an option, has no control over whether the underlying swap, security, index or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the swap, security, index or currency underlying the written option. There is the risk a fund may not be able to enter into a closing transaction because of an illiquid market. A fund may also purchase put and call options. Purchasing call options tends to increase a fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a fund’s exposure to the underlying instrument. A fund pays a premium which is included on the fund’s statements of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying swap, security, index or currency transaction to determine the realized gain or loss. Details of options contracts open at year end are included in the Funds' schedules of investments. Transactions in options written during the period ended August 31, 2016, were as follows:

		Notional Amount
Diversified Real Asset Fund	Number of Contracts	(thousands)	Premium (thousands)
Beginning of period	98,056,121	79,520	$2,542
Options written	490,683,117	127,475	5,326
Options expired	(79,185,322)	(2,800)	(734)
Options closed	(364,642,185)	(87,970)	(4,335)
Options exercised	(68,360,000)	(25,160)	(1,127)
Balance at end of period	76,551,731	91,065	$1,672

		Notional Amount
Global Multi-Strategy Fund	Number of Contracts	(thousands)	Premium (thousands)
Beginning of period	20,103,785	495,000	$8,097
Options written	109,072,803	771,400	40,334
Options expired	(16,963,273)	—	(4,766)
Options closed	(86,371,264)	(606,300)	(37,569)
Options exercised	(5,800,263)	—	(155)
Balance at end of period	20,041,788	660,100	$5,941

	NOTES TO FINANCIAL STATEMENTS
	PRINCIPAL FUNDS, INC.
	August 31, 2016

3. Operating Policies (Continued)

		Notional Amount
Multi-Manager Equity Long/Short Fund	Number of Contracts	(thousands)	Premium (thousands)
Beginning of period	—	—	$—
Options written	400	—	32
Options expired	—	—	—
Options closed	(400)	—	(32)
Options exercised	—	—	—
Balance at end of period	—	—	$—

		Notional Amount
Preferred Securities Fund	Number of Contracts	(thousands)	Premium (thousands)
Beginning of period	21,492	—	$12,743
Options written	233,655	—	103,516
Options expired	(104,069)	—	(33,412)
Options closed	(140,250)	—	(76,865)
Options exercised	(4,628)	—	(1,596)
Balance at end of period	6,200	—	$4,386

Rebates. Subject to best execution, the Funds may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

Repurchase Agreements. The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Funds’ policy that the counterparties’ custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.

In addition, Global Multi-Strategy Fund may enter into repurchase agreements with certain counterparties that are collateralized by assets other than U.S. government or U.S. government agency securities. The collateral pledged by the counterparty under these repurchase agreements is maintained in a segregated account at the counterparty’s custodian. After entering into the repurchase agreement, the fund may sell short the security pledged by the counterparty as collateral in anticipation of a decline in market value. Upon the settlement of the short sale, the fund will unwind the repurchase agreement.

Although the repurchase agreements are typically open-ended through the maturity date of the collateral, the fund has a right to terminate the repurchase agreement at any time with two days’ notice. During periods of high demand for the collateral security, the fund may also pay the counterparty a fee and the amount is recorded as interest expense on the statement of operations.

Global Master Repurchase Agreements govern the repurchase and reverse repurchase transactions between the fund and the counterparty. Collateral requirements for certain counterparties may be determined on a total exposure basis, rather than on an individual repurchase agreement or reverse repurchase agreement basis in order to determine the collateral to be received or pledged.

Restricted Securities. Certain of the Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

3. Operating Policies (Continued)

Reverse Repurchase Agreements. Global Multi-Strategy Fund has entered into reverse repurchase agreements. Under a reverse repurchase agreement, a fund sells securities and agrees to repurchase them at a specified date and price. Reverse repurchase agreements are considered to be borrowings by the fund, and are subject to the fund’s restrictions on borrowing. Reverse repurchase agreements may increase the volatility of a fund and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. While a reverse repurchase agreement is outstanding, the Fund will maintain cash or appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. The fund must segregate assets in an amount equal to the amount the fund owes pursuant to the terms of the reverse repurchase agreements. Reverse repurchase agreements are shown as a separate line item on the statements of assets and liabilities. Interest payments made are shown as reverse repurchase agreement interest expense on the statements of operations. The average amount of borrowings outstanding during the year ended August 31, 2016 was $156,897,881 at a weighted average interest rate of 0.51%. The following table shows a breakdown of the obligations owed by fund, security type sold and remaining maturity for the reverse repurchase agreements.

			Payable for Reverse
Fund	Security Type	Remaining Contractual Tenor	Repurchase Agreement
Global Multi Strategy Fund	U.S. Treasury and Agency Securities	Overnight and Continuous	$234,209
Global Multi Strategy Fund	Foreign Corporate Bond	Greater than 90 Days	23,458
	Gross amount of recognized liabilities for reverse repurchase agreements		$257,667

Securities Lending. To earn additional income, certain of the Funds may lend portfolio securities to approved brokerage firms. The Funds receive collateral, in the form of cash, against the loaned securities. During the period of the loan, the borrower must maintain collateral in an amount not less than 102% of the market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The cash collateral received is usually invested in an SEC-registered money market mutual fund and the Funds could realize a loss on such investments. Further, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium received for lending certain types of securities. Security lending income is shown in each fund’s statement of operations. As of August 31, 2016, the Funds had no securities on loan.

Senior Floating Rate Interests. The Funds may invest in senior floating rate interests (bank loans). Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR).

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedules of investments.

In connection with the senior floating rate interests, the Funds may also enter into unfunded loan commitments (“commitments”). All or a portion of the commitments may be unfunded. The Funds are obligated to fund these commitments at the borrower’s discretion. Therefore, the Funds must have funds sufficient to cover its contractual obligation. Unfunded loan commitments are marked to market daily and the unrealized gain or loss is shown as a separate line item called unrealized gain or loss on unfunded loan commitments on the statements of assets and liabilities. As of August 31, 2016, the unfunded loan commitments were as follows (amounts in thousands):

	Unfunded Loan Commitment	Unrealized gain/loss
Global Multi-Strategy Fund	$192	$ —

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

3. Operating Policies (Continued)

Short Sales. Bond Market Index Fund, Global Multi-Strategy Fund, and Multi-Manager Equity Long/Short Fund entered into short sales transactions during the period. A short sale is a transaction in which a fund sells a security it does not own as a hedge against some of its long positions and/or in anticipation of a decline in the market price of the security. The fund must borrow the security sold short and deliver it to the broker dealer which made the short sale. A security sold in a short sale transaction and the interest or dividend payable on the security if any, is reflected as a liability on the statement of assets and liabilities. The fund is obligated to pay any interest or dividends received on the borrowed securities. Interest accrued and dividends declared on short positions are recorded as an expense and appear as dividends and interest on shorts on the statement of operations. A fund is obligated to deliver the security at the market price at the time the short position is closed. Possible losses from short sales may be unlimited.

The fund is required to pledge cash or securities to the broker as collateral for securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with the broker for collateral is included in deposits with counterparty on the statement of assets and liabilities and securities segregated as collateral are footnoted in the schedule of investments. The fund may pay broker’s fees on the borrowed securities and may also pay a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. These fees are included as short sale fees on the statement of operations.

Swap Agreements. Credit Opportunities Explorer Fund, Diversified Real Asset Fund, Global Multi-Strategy Fund, and Multi-Manager Equity Long/Short Fund invested in swap agreements during the period. Swap agreements are privately negotiated agreements between a fund and a counterparty to exchange a series of cash flows at specified intervals based upon, or calculated by reference to, changes in specified prices or rates for a specified amount of an underlying asset. A fund may enter into credit default, interest rate, or total return swap agreements to manage its exposure to credit, interest rate, or market risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swap agreements are valued through a pricing service or using procedures established and periodically reviewed by the Fund’s Board of Directors; changes in value are recorded as unrealized gain or loss. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities.

Upon termination of swap agreements, the Funds recognize a realized gain or loss. Net periodic payments to be received or paid are accrued daily and are recorded in the statements of operations as realized gains or losses.

Payments received or made at the beginning of the measurement period are reflected as such on the statements of assets and liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are amortized daily over the term of the swap agreement as realized gains or losses on the statements of operations.

Notional principal amounts are used to express the extent of involvement in these agreements. Risks may exceed amounts shown on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, unfavorable interest rate fluctuation, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and the possible lack of liquidity with respect to the swap agreements.

The Funds and any counterparty are required to maintain an agreement that requires the Funds and that counterparty to monitor the net fair value of all derivative transactions entered into pursuant to the contract between the Funds and such counterparty. If the net fair value of such derivatives transactions between the Funds and that counterparty exceeds a certain threshold (as defined in the agreement), the Funds or the counterparty are required to post cash and/or securities as collateral. Fair values of derivatives transactions presented in the financial statements are not netted with the fair values of other derivatives transactions or with any collateral amounts posted by the Funds or any counterparty.

Credit default swaps involve commitments to pay a fixed rate at a predetermined frequency in exchange for a lump sum payment if a “credit event”, as defined in the agreement, affecting a third party occurs. Credit events may include a failure to pay interest, bankruptcy, restructuring, or other event as defined in the agreement. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of a credit event. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of a credit event. As the seller of credit protection, a Fund would add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

3. Operating Policies (Continued)

If a fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or has exposure to the referenced obligation).

For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of August 31, 2016 for which a Fund is the seller of protection are disclosed in the footnotes to the schedules of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Synthetic futures, which are total return swaps on futures contracts, along with equity basket swaps generally involve the commitment to receive positive returns or pay negative returns on a specified reference security, basket of securities, security index or index component without actually owning the underlying position.

Interest rate swaps involve the commitment to exchange cash flows based on changes in the value of a specific reference security or a basket of securities.

As of August 31, 2016, counterparties had pledged collateral for swap agreements of $620,000 and $2,118,497 for the Diversified Real Asset Fund and Global Multi-Strategy Fund, respectively. The collateral is maintained in a segregated account and is not recorded in the books and records of the funds. Certain collateral amounts relate to exchange cleared swaps which are not subject to master netting agreements with counterparties.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

3. Operating Policies (Continued)

To Be Announced Securities. The Funds may trade portfolio securities on a “to-be-announced” (“TBA”) or when-issued basis. In a TBA or when-issued transaction, the Funds commit to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the Funds, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Underlying Funds. The performance and risks of Real Estate Allocation Fund, (singly, “a fund of funds”) directly correspond to the performance and risks of the underlying funds in which the fund of funds invest. By investing in many underlying funds, the fund of funds have partial exposure to the risks of many different areas of the market. The more a fund of funds allocates to stock funds, the greater the expected risk.

An underlying fund to a fund of funds may experience relatively large redemptions or purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

The Manager is the advisor to the Principal LifeTime Funds, Principal LifeTime Hybrid Funds, PVC Principal LifeTime Accounts, SAM Portfolios, PVC SAM Portfolios, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, PVC Diversified Income Account, Real Estate Allocation Fund, and each of the underlying funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the Principal LifeTime Funds, Principal LifeTime Hybrid Funds, PVC Principal LifeTime Accounts, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, and PVC Diversified Income Account. Principal Real Estate Investors, LLC, (“Principal-REI”) is Sub-advisor to Real Estate Allocation Fund and Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM Portfolios and PVC SAM Portfolios. Either PGI, Principal-REI, or Edge also serves as Sub-Advisor to some or all of the underlying funds. The Manager, PGI, Principal-REI and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

As of August 31, 2016, the SAM Portfolios, Principal LifeTime Funds, Principal LifeTime Hybrid Funds, PVC SAM Portfolios, PVC Principal LifeTime Accounts, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, PVC Diversified Income Account, PVC Multi-Asset Income Account, and Real Estate Allocation Fund owned the following percentages, in the aggregate, of the outstanding shares of the underlying funds listed below:

Fund	Total Percentage of Outstanding Shares Owned
Blue Chip Fund	93.49%
Bond Market Index Fund	84.71
Diversified Real Asset Fund	20.54
EDGE MidCap Fund	99.97
Global Multi-Strategy Fund	50.03
Global Opportunities Fund	98.77
International Equity Index Fund	53.33
International Small Company Fund	98.26
Multi-Manager Equity Long/Short Fund	42.73
Origin Emerging Markets Fund	70.45
Preferred Securities Fund	4.05
Real Estate Debt Income Fund	98.62
Small-MidCap Dividend Income Fund	31.24

U.S. Government Agencies or Government-Sponsored Enterprises. Certain of the Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. Government or its agencies. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities such as treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”) are supported by the full faith and credit of the U.S. Government. Other securities, such as those of the Federal Home Loan Bank are supported by the right of the issuer to borrow from the U.S. Department of the Treasury. Still other securities, such as those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

3. Operating Policies (Continued)

Government related guarantors (those not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to the timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Participation Certificates are not backed by the full faith and credit of the U.S. Government.

Derivatives. The following tables provide information about where in the statements of assets and liabilities and statements of operations information about derivatives can be found (amounts in thousands):

	Asset Derivatives August 31, 2016			Liability Derivatives August 31, 2016
Derivatives not accounted for			Fair		Fair
as hedging instruments	Statement of Assets and Liabilities Location		Value	Statement of Assets and Liabilities Location	Value
Credit Opportunities Explorer Fund
Credit contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$53	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$4	Payables, Net Assets Consist of Net unrealized	$—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized		$11*	Payables, Net Assets Consist of Net unrealized	$2	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
		Total$	15		$55
Diversified Real Asset Fund
Commodity contracts	Receivables, Net Assets Consist of Net unrealized		$10,792*	Payables, Net Assets Consist of Net unrealized	$10,918	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Foreign exchange contracts	Receivables		$6,572	Payables	$7,005
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized		$2,072*	Payables, Net Assets Consist of Net unrealized	$950	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
		Total$	19,436		$18,873
Global Multi-Strategy Fund
Credit contracts	Receivables, Net Assets Consist of Net unrealized		$3,596*	Payables, Net Assets Consist of Net unrealized	$2,643	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$ 16,425	Payables, Net Assets Consist of Net unrealized	$17,834
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Foreign exchange contracts	Receivables		$ 24,423	Payables	$21,487
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized		$5,075*	Payables, Net Assets Consist of Net unrealized	$3,374	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
		Total$	49,519		$45,338
Global Opportunities Equity Hedged Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$321	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
International Equity Index Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$79*	Payables, Net Assets Consist of Net unrealized	$—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Multi-Manager Equity Long/Short Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$728*	Payables, Net Assets Consist of Net unrealized	$1,066	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Foreign exchange contracts	Receivables		$261	Payables	$175
		Total$	989		$1,241
Origin Emerging Markets Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$139	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Preferred Securities Fund
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized		$7,169	Payables, Net Assets Consist of Net unrealized	$2,034
	appreciation (depreciation) of investments			appreciation (depreciation) of investments

*Includes cumulative unrealized appreciation/depreciation of futures contracts and certain synthetic futures as shown in the schedules of investments. Only the portion of the unrealized appreciation/depreciation not yet cash settled is shown in the statements of assets and liabilities as variation margin.

	NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2016

3. Operating Policies (Continued)

			Change in Unrealized
			Appreciation/(Depreciation) of
Derivatives not accounted for	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Derivatives Recognized in Statement
as hedging instruments	Recognized in Statement of Operations	Recognized in Statement of Operations	of Operations
Credit Opportunities Explorer Fund
Credit contracts	Net realized gain (loss) from Swap	$(96)	$(53)
	agreements/Change in unrealized
	appreciation/(depreciation) of Swap
	agreements
Equity contracts	Net realized gain (loss) from Futures	$(19)	$(3)
	contracts and Swap agreements/Change in
	unrealized appreciation/(depreciation) of
	Swap agreements
Interest rate contracts	Net realized gain (loss) from Futures	$(166)	$8
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
	Total	$(281)	$(48)
Diversified Real Asset Fund
Commodity contracts	Net realized gain (loss) from Futures	$9,054	$(126)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
Foreign exchange contracts	Net realized gain (loss) from Investment	$(16,329)	$(3,656)
	transactions, Foreign currency transactions,
	and Options and swaptions/Change in
	unrealized appreciation/(depreciation) of
	Investments, Options and swaptions, and
	Translation of assets and liabilities in
	foreign currencies
Interest rate contracts	Net realized gain (loss) from Investment	$(5,893)	$980
	transactions, Futures contracts, Options and
	swaptions, and Swap agreements/Change in
	unrealized appreciation/(depreciation) of
	Investments, Futures contracts, Options and
	swaptions, and Swap agreements
	Total	$(13,168)	$(2,802)
Global Multi-Strategy Fund
Credit contracts	Net realized gain (loss) from Swap	$1,892	$(3,103)
	agreements/Change in unrealized
	appreciation/(depreciation) of Swap
	agreements
Equity contracts	Net realized gain (loss) from Investment	$(4,243)	$(36,361)
	transactions, Futures contracts, Options and
	swaptions, and Swap agreements/Change in
	unrealized appreciation/(depreciation) of
	Investments, Futures contracts, Options and
	swaptions, and Swap agreements
Foreign exchange contracts	Net realized gain (loss) from Investment	$(1,121)	$(8,422)
	transactions, Foreign currency transactions,
	Futures contracts, and Options and
	swaptions/Change in unrealized
	appreciation/(depreciation) of Investments,
	Options and swaptions, and Translation of
	assets and liabilities in foreign currencies
Interest rate contracts	Net realized gain (loss) from Investment	$(2,136)	$489
	transactions, Futures contracts, Options and
	swaptions, and Swap agreements/Change in
	unrealized appreciation/(depreciation) of
	Investments, Futures contracts, Options and
	swaptions, and Swap agreements
	Total	$(5,608)	$(47,397)
Global Opportunities Equity Hedged Fund
Equity contracts	Net realized gain (loss) from Futures	$(595)	$(321)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
International Equity Index Fund
Equity contracts	Net realized gain (loss) from Futures	$201	$—
	contracts /Change in unrealized
	appreciation/(depreciation) of Futures
	contracts

	NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2016

3. Operating Policies (Continued)

			Change in Unrealized
			Appreciation/(Depreciation) of
Derivatives not accounted for	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Derivatives Recognized in Statement
as hedging instruments	Recognized in Statement of Operations	Recognized in Statement of Operations	of Operations
Multi-Manager Equity Long/Short Fund
Equity contracts	Net realized gain (loss) from Investment	$(441)	$(664)
	transactions, Futures contracts, Options and
	swaptions, and Swap agreements/Change in
	unrealized appreciation/(depreciation) of
	Investments, Futures contracts, and Swap
	agreements
Foreign exchange contracts	Net realized gain (loss) from Foreign	$582	$86
	currency transactions /Change in unrealized
	appreciation/(depreciation) of Translation of
	assets and liabilities in foreign currencies
	Total	$141	$(578)
Origin Emerging Markets Fund
Equity contracts	Net realized gain (loss) from Futures	$(2,662)	$2,825
	contracts /Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
Preferred Securities Fund
Interest rate contracts	Net realized gain (loss) from Investment	$(21,676)	$(2,072)
	transactions, Futures contracts, and Options
	and swaptions /Change in unrealized
	appreciation/(depreciation) of Investments
	and Options and swaptions

Long equity futures contracts are used to obtain market exposure for the cash balances that are maintained by certain of the Funds and the notional values of the futures contracts will vary in accordance with changing cash balances. Long and short U.S. Treasury futures contracts are used to obtain interest rate exposure in order to manage duration of Credit Opportunities Explorer Fund, Diversified Real Asset Fund and Global Multi-Strategy Fund. The Preferred Securities Fund uses long and short U.S. Treasury futures contracts to mitigate interest rate volatility. The notional values of the futures contracts will vary in accordance with changing duration of these funds.

The following table includes a summary of the average quarterly outstanding volume by derivative instrument type for the year ended August 31, 2016:

		Average Notional
		Or Number of
Contract Type	Derivative Type	Contracts
Credit Opportunities Explorer Fund
Credit Contracts	Exchange Cleared Credit Default Swaps - Buy Protection	$1,420,750
Equity Contracts	Total Return Swaps - Receive Floating Rate	$200,000
Interest Rate Contracts	Futures – Long	$4,068,998
	Futures – Short	$8,419,903

Diversified Real Asset Fund
Commodity Contracts	Futures – Long	$291,692,369
	Futures – Short	$11,325,014
Foreign Exchange Contracts	Foreign Currency Contracts - Contracts to Accept	$731,752,566
	Foreign Currency Contracts - Contracts to Deliver	$896,911,323
	Purchased Options	172,240,000
	Written Options	78,321,250
Interest Rate Contracts	Exchange Cleared Interest Rate Swaps - Pay Floating Rate	$9,700,000
	Exchange Cleared Interest Rate Swaps - Receive Floating Rate	$22,944,750
	Futures – Long	$73,466,936
	Futures – Short	$97,505,000
	Interest Rate Swaps - Pay Floating Rate	$9,406,140
	Interest Rate Swaps - Receive Floating Rate	$13,386,140
	Purchased Capped Options	16,410,000
	Purchased Interest Rate Swaptions	$16,090,000
	Purchased Options	837
	Written Interest Rate Swaptions	$57,482,915
	Written Options	960

	NOTES TO FINANCIAL STATEMENTS
	PRINCIPAL FUNDS, INC.
	August 31, 2016

3. Operating Policies (Continued)
		Average Notional
		Or Number of
Contract Type	Derivative Type	Contracts
Global Multi-Strategy Fund
Credit Contracts	Credit Default Swaps - Buy Protection	$110,574,675
	Credit Default Swaps - Sell Protection	$30,368,686
	Exchange Cleared Credit Default Swaps - Buy Protection	$6,933,333
	Exchange Cleared Credit Default Swaps - Sell Protection	$1,791,667
Equity Contracts	Futures – Long	$146,396,729
	Futures – Short	$307,584,726
	Purchased Options	10,420
	Synthetic Futures - Long	$5,856,693
	Synthetic Futures - Short	$13,254,544
	Total Return Equity Basket Swaps - Long	$299,099,620
	Total Return Equity Basket Swaps - Short	$278,140,922
	Total Return Swaps - Pay Floating Rate	$2,777,649
	Total Return Swaps - Receive Floating Rate	$36,331
	Written Options	2,706
Foreign Exchange Contracts	Foreign Currency Contracts - Contracts to Accept	$927,362,384
	Foreign Currency Contracts - Contracts to Deliver	$1,258,155,488
	Futures – Short	$2,484,923
	Purchased Options	53,313,375
	Written Options	18,531,063
Interest Rate Contracts	Exchange Cleared Interest Rate Swaps - Pay Floating Rate	$78,984,165
	Exchange Cleared Interest Rate Swaps - Receive Floating Rate	$61,539,472
	Futures – Long	$2,011,577,994
	Futures – Short	$962,539,626
	Interest Rate Swaps - Pay Floating Rate	$22,475,385
	Interest Rate Swaps - Receive Floating Rate	$20,940,623
	Purchased Interest Rate Swaptions	$122,499,424
	Purchased Options	9,970
	Synthetic Futures - Long	$69,306,820
	Synthetic Futures - Short	$15,329,008
	Total Return Swaps - Pay Floating Rate	$23,112,023
	Total Return Swaps - Receive Floating Rate	$15,553,240
	Written Interest Rate Swaptions	$74,699,979
	Written Options	3,965

Global Opportunities Equity Hedged Fund
Equity Contracts	Futures – Short	$5,310,789

International Equity Index Fund
Equity Contracts	Futures – Long	$4,832,379

Multi-Manager Equity Long/Short Fund
Equity Contracts	Futures – Short	$27,713,594
	Purchased Options	881
	Total Return Equity Basket Swaps - Long	$29,345,858
	Total Return Equity Basket Swaps - Short	$773,125
Foreign Exchange Contracts	Foreign Currency Contracts - Contracts to Accept	$3,758,708
	Foreign Currency Contracts - Contracts to Deliver	$43,825,516
Origin Emerging Markets Fund
Equity Contracts	Futures – Long	$32,164,505

Preferred Securities Fund
Equity Contracts	Purchased Options	16,975
	Written Options	16,975
Interest Rate Contracts	Purchased Options	9,331
	Written Options	9,331

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

4. Fair Valuation

Fair value is defined as the price that the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Funds use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.). Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

Level 3 – Significant unobservable inputs (including the Funds’ assumptions in determining the fair value of investments). Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Funds use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs such as prepayment rates, probability of default, or loss severity in the event of default. Significant increases in any of those inputs in isolation would result in a significantly lower fair value measurement.

The fair values of these entities are dependent on economic, political and other considerations. The values of the investments may be affected by significant changes in the economic conditions, changes in government policies, and other factors (e.g., natural disasters, accidents, conflicts, etc.).

Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. The Manager has established a Valuation Committee of senior officers and employees, with the responsibility of overseeing the pricing and valuation of all securities, including securities where market quotations are not readily available. The Valuation Committee meets monthly and reports directly to the Board of Directors. The Pricing Group who reports to the Valuation Committee relies on the established Pricing Policies to determine fair valuation. Included in the Pricing Policies is an overview of the approved valuation technique established for each asset class. The Pricing Group will consider all appropriate information when determining fair valuation.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC.

August 31, 2016

4. Fair Valuation (Continued)

The Pricing Group relies on externally provided valuation inputs to determine the value of Level 3 securities. Security values are updated as new information becomes available. Valuation data and changes in valuation amounts are reviewed on a daily basis based on specified criteria for the security, asset class, and other factors. In addition, valuation data is periodically compared to actual transactions executed by the Funds (i.e., purchases/sales) and differences between transaction prices and prior period valuation data are investigated based on specified tolerances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments.

The beginning of the period timing recognition has been adopted for the significant transfers between levels of each Fund’s assets and liabilities. There were no significant purchases, sales, or transfers into or out of Level 3. The table below includes transfers from Level 1 to Level 2 at August 31, 2016 due to lack of exchange traded valuation data:

Global Multi-Strategy Fund	$1,140,361
Preferred Securities Fund	40,015,808

In addition, $12,026,355 was transferred from Level 1 to Level 2 on the Diversified Real Asset Fund to reflect events that occurred after the close of a certain foreign market or exchange but prior to the calculation of the Fund’s net asset value.

Below are transfers from Level 2 to Level 1 at August 31, 2016 due to the resumption of trading for previous thinly traded securities:

Global Multi-Strategy Fund	$1,881,946
Preferred Securities Fund	8,372,979

The following is a summary of the inputs used as of August 31, 2016 in valuing the Funds' securities carried at value (amounts shown in thousands):

		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Blue Chip Fund
Common Stocks*	$1,332,005	$—	$—	$1,332,005
Investment Companies*	871	—	—	871
Total investments in securities $	1,332,876	$—	$—	$1,332,876

Bond Market Index Fund
Bonds*	$—	$618,628	$—	$618,628
Investment Companies*	138,419	—	—	138,419
Municipal Bonds*	—	16,283	—	16,283
U.S. Government & Government Agency Obligations*	—	1,127,103	—	1,127,103
Total investments in securities $	138,419	$1,762,014	$—	$1,900,433
Short Sales
U.S. Government & Government Agency Obligations	$—	$(624)	$—	$(624)
Total Short Sales $	—	$(624)	$—	$(624)
Credit Opportunities Explorer Fund
Bonds*	$—	$12,644	$—	$12,644
Common Stocks*	5	—	—	5
Investment Companies*	2,016	—	—	2,016
Senior Floating Rate Interests*	—	51	—	51
U.S. Government & Government Agency Obligations*	—	4,994	—	4,994
Total investments in securities $	2,021	$17,689	$—	$19,710
Assets
Equity Contracts**
Total Return Swaps	$—	$4	$—	$4
Interest Rate Contracts**
Futures	$11	$—	$—	$11
Liabilities
Credit Contracts**
Credit Default Swaps	$—	$(53)	$—	$(53)
Interest Rate Contracts**
Futures	$(2)	$—	$—	$(2)

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2016

4. Fair Valuation (Continued)
		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Diversified Real Asset Fund
Bonds*	$—	$297,912	$—	$297,912
Commodity Indexed Structured Notes*	—	37,676	—	37,676
Common Stocks
Basic Materials	125,908	99,606	—	225,514
Communications	1,353	7,356	—	8,709
Consumer, Cyclical	32,240	8,745	—	40,985
Consumer, Non-cyclical	51,818	90,734	—	142,552
Diversified	—	11,936	—	11,936
Energy	529,260	11,535	—	540,795
Financial	325,298	168,551	—	493,849
Industrial	94,582	88,617	—	183,199
Utilities	100,701	67,472	—	168,173
Convertible Bonds*	—	123	—	123
Investment Companies*	314,430	—	—	314,430
Senior Floating Rate Interests*	—	592,133	—	592,133
U.S. Government & Government Agency Obligations*	—	696,239	—	696,239
Purchased Interest Rate Swaptions	—	1,178	—	1,178
Purchased Capped Options	—	—	—	—
Purchased Options	277	1,632	—	1,909
Total investments in securities $	1,575,867	$2,181,445	$—	$3,757,312
Assets
Commodity Contracts**
Futures	$10,792	$—	$—	$10,792
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$4,940	$—	$4,940
Interest Rate Contracts**
Exchange Cleared Interest Rate Swaps	$—	$84	$—	$84
Futures	274	—	—	274
Interest Rate Swaps	—	259	—	259
Liabilities
Commodity Contracts**
Futures	$(10,918)	$—	$—	$(10,918)
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$(6,321)	$—	$(6,321)
Written Options	—	(684)	—	(684)
Interest Rate Contracts**
Exchange Cleared Interest Rate Swaps	$—	$(41)	$—	$(41)
Futures	(484)	—	—	(484)
Interest Rate Swaptions	—	(238)	—	(238)
Options	(187)	—	—	(187)

Dynamic High Yield Explorer Fund
Bonds*	$—	$3,110	$—	$3,110
Common Stocks*	17	—	—	17
Investment Companies*	2,379	—	—	2,379
Senior Floating Rate Interests*	—	10,126	—	10,126
Total investments in securities $	2,396	$13,236	$—	$15,632

EDGE MidCap Fund
Common Stocks*	$282,417	$—	$—	$282,417
Investment Companies*	7,432	—	—	7,432
Total investments in securities $	289,849	$—	$—	$289,849

Global Multi-Strategy Fund
Bonds*	$—	$723,648	$12,150	$735,798
Common Stocks
Basic Materials	39,591	23,578	—	63,169
Communications	97,360	10,913	—	108,273
Consumer, Cyclical	106,899	23,257	19	130,175
Consumer, Non-cyclical	232,250	25,959	—	258,209
Diversified	1,875	—	—	1,875
Energy	44,364	2,112	—	46,476
Financial	141,903	25,627	2,814	170,344
Industrial	99,318	38,109	—	137,427
Technology	113,948	9,330	—	123,278
Utilities	22,450	3,122	—	25,572
Convertible Bonds*	—	60,474	—	60,474

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2016

4. Fair Valuation (Continued)
		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Global Multi-Strategy Fund (Continued)
Convertible Preferred Stocks
Communications	2,600	—	267	2,867
Consumer, Cyclical	—	498	41	539
Consumer, Non-cyclical	7,591	116	—	7,707
Financial	4,438	2,248	—	6,686
Industrial	208	—	—	208
Technology	—	—	64	64
Utilities	949	—	—	949
Investment Companies*	596,359	477	—	596,836
Preferred Stocks
Communications	—	107	2,045	2,152
Financial	—	—	785	785
Industrial	—	—	149	149
Technology	—	—	315	315
Repurchase Agreements*	—	382,601	—	382,601
Senior Floating Rate Interests*	—	73,832	—	73,832
U.S. Government & Government Agency Obligations*	—	297,880	—	297,880
Purchased Interest Rate Swaptions	—	202	—	202
Purchased Options	6,383	337	—	6,720
Total investments in securities $	1,518,486	$1,704,427	$18,649	$3,241,562
Short Sales
Bonds	$—	$(49,659)	$—	$(49,659)
Common Stocks
Basic Materials	(7,381)	(1,593)	—	(8,974)
Communications	(19,602)	(4,019)	(24)	(23,645)
Consumer, Cyclical	(49,851)	(4,150)	—	(54,001)
Consumer, Non-cyclical	(67,976)	(4,378)	—	(72,354)
Energy	(11,846)	(1,276)	—	(13,122)
Financial	(62,218)	(4,243)	—	(66,461)
Industrial	(31,271)	(4,067)	—	(35,338)
Technology	(52,184)	(1,278)	—	(53,462)
Utilities	(13,295)	(365)	—	(13,660)
Preferred Stocks
Basic Materials	—	(321)	—	(321)
Consumer, Cyclical	—	(516)	—	(516)
Consumer, Non-cyclical	—	(73)	—	(73)
Industrial	—	(67)	—	(67)
U.S. Government & Government Agency Obligations	—	(329,015)	—	(329,015)
Total Short Sales $	(315,624)	$(405,020)	$(24)	$(720,668)
Assets
Credit Contracts**
Credit Default Swaps	$—	$3,591	$—	$3,591
Exchange Cleared Credit Default Swaps	—	5	—	5
Equity Contracts**
Futures	$3,277	$—	$—	$3,277
Synthetic Futures	—	122	—	122
Total Return Equity Basket Swaps	—	7,730	—	7,730
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$24,086	$—	$24,086
Interest Rate Contracts**
Exchange Cleared Interest Rate Swaps	$—	$749	$—	$749
Futures	2,313	—	—	2,313
Interest Rate Swaps	—	260	—	260
Synthetic Futures	—	440	—	440
Total Return Swaps	—	24	—	24
Liabilities
Credit Contracts**
Credit Default Swaps	$—	$(2,521)	$—	$(2,521)
Exchange Cleared Credit Default Swaps	—	(122)	—	(122)
Equity Contracts**
Futures	$(14,255)	$—	$—	$(14,255)
Options	(2,417)	—	—	(2,417)
Synthetic Futures	—	(99)	—	(99)
Total Return Equity Basket Swaps	—	(1,018)	—	(1,018)
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$(21,217)	$—	$(21,217)
Options	—	(270)	—	(270)

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2016

4. Fair Valuation (Continued)
		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Global Multi-Strategy Fund (Continued)
Interest Rate Contracts**
Exchange Cleared Interest Rate Swaps	$—	$(943)	$—	$(943)
Futures	(1,658)	—	—	(1,658)
Interest Rate Swaps	—	(71)	—	(71)
Interest Rate Swaptions	—	(37)	—	(37)
Options	(603)	—	—	(603)
Synthetic Futures	—	(62)	—	(62)
Total Return Swaps	—	(45)	—	(45)

Global Opportunities Equity Hedged Fund
Common Stocks
Basic Materials	$75	$50	$—	$125
Communications	615	281	—	896
Consumer, Cyclical	131	210	—	341
Consumer, Non-cyclical	1,398	587	—	1,985
Diversified	—	42	—	42
Energy	183	—	—	183
Financial	719	558	—	1,277
Industrial	285	522	—	807
Technology	420	237	—	657
Utilities	107	294	—	401
Investment Companies*	144	—	—	144
Total investments in securities $	4,077	$2,781	$—	$6,858
Liabilities
Equity Contracts**
Futures	$(321)	$—	$—	$(321)

Global Opportunities Fund
Common Stocks
Basic Materials	$14,621	$9,777	$—	$24,398
Communications	116,519	54,196	—	170,715
Consumer, Cyclical	27,931	40,117	—	68,048
Consumer, Non-cyclical	272,325	116,354	—	388,679
Diversified	—	8,605	—	8,605
Energy	40,375	—	—	40,375
Financial	136,813	107,010	—	243,823
Industrial	54,709	102,043	—	156,752
Technology	79,157	45,169	—	124,326
Utilities	22,110	59,356	—	81,466
Investment Companies*	6,378	—	—	6,378
Total investments in securities $	770,938	$542,627	$—	$1,313,565

International Equity Index Fund
Common Stocks
Basic Materials	$—	$55,246	$—	$55,246
Communications	—	62,565	—	62,565
Consumer, Cyclical	783	108,060	—	108,843
Consumer, Non-cyclical	294	221,809	—	222,103
Diversified	1,053	4,859	—	5,912
Energy	—	43,152	—	43,152
Financial	1,012	199,865	—	200,877
Industrial	—	106,524	—	106,524
Technology	2,538	26,058	—	28,596
Utilities	—	31,499	—	31,499
Investment Companies*	16,444	—	—	16,444
Preferred Stocks
Basic Materials	—	224	—	224
Consumer, Cyclical	—	2,841	—	2,841
Consumer, Non-cyclical	—	1,656	—	1,656
Total investments in securities $	22,124	$864,358	$—	$886,482
Assets
Equity Contracts**
Futures	$79	$—	$—	$79

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2016

4. Fair Valuation (Continued)
		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

International Small Company Fund
Common Stocks
Basic Materials	$3,895	$10,588	$—	$14,483
Communications	1,005	7,532	—	8,537
Consumer, Cyclical	2,216	25,200	—	27,416
Consumer, Non-cyclical	—	28,944	—	28,944
Energy	5,268	2,748	—	8,016
Financial	2,989	33,787	—	36,776
Industrial	2,055	25,079	—	27,134
Technology	2,534	8,537	—	11,071
Utilities	—	3,347	—	3,347
Investment Companies*	2,523	—	—	2,523
Preferred Stocks
Industrial	—	2,459	—	2,459
Total investments in securities $	22,485	$148,221	$—	$170,706

Multi-Manager Equity Long/Short Fund
Common Stocks
Basic Materials	$11,060	$3,954	$—	$15,014
Communications	35,208	14,915	—	50,123
Consumer, Cyclical	23,556	5,581	—	29,137
Consumer, Non-cyclical	56,725	11,314	—	68,039
Energy	6,108	821	—	6,929
Financial	27,805	13,838	—	41,643
Industrial	18,226	14,365	—	32,591
Technology	32,498	6,091	—	38,589
Utilities	5,831	—	—	5,831
Investment Companies*	48,975	—	—	48,975
Purchased Options	197	—	—	197
Total investments in securities $	266,189	$70,879	$—	$337,068
Short Sales
Common Stocks
Basic Materials	$(3,301)	$(1,103)	$—	$(4,404)
Communications	(4,098)	—	—	(4,098)
Consumer, Cyclical	(14,866)	(2,381)	—	(17,247)
Consumer, Non-cyclical	(18,918)	(2,305)	—	(21,223)
Diversified	(77)	—	—	(77)
Energy	(8,344)	(2,505)	—	(10,849)
Financial	(6,789)	(3,772)	—	(10,561)
Industrial	(9,295)	(3,189)	—	(12,484)
Technology	(7,745)	(1,158)	—	(8,903)
Utilities	(4,767)	—	—	(4,767)
Investment Companies	(16,919)	(9,291)	—	(26,210)
Total Short Sales $	(95,119)	$(25,704)	$—	$(120,823)
Assets
Equity Contracts**
Futures	$32	$—	$—	$32
Total Return Equity Basket Swaps	—	499	—	499
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$261	$—	$261
Liabilities
Equity Contracts**
Futures	$(982)	$—	$—	$(982)
Total Return Equity Basket Swaps	—	(84)	—	(84)
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$(175)	$—	$(175)

Opportunistic Municipal Fund
Bonds*	$—	$515	$—	$515
Investment Companies*	1,087	—	—	1,087
Municipal Bonds*	—	142,956	—	142,956
Total investments in securities $	1,087	$143,471	$—	$144,558

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2016

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Origin Emerging Markets Fund
Common Stocks
Basic Materials		$—	$41,473	$—	$41,473
Communications		23,362	103,030	—	126,392
Consumer, Cyclical		16,113	78,573	—	94,686
Consumer, Non-cyclical		36,485	77,990	—	114,475
Diversified		—	15,173	—	15,173
Energy		—	10,606	—	10,606
Financial		8,544	64,161	—	72,705
Industrial		21,817	56,652	—	78,469
Technology		118,610	25,491	—	144,101
Utilities		8,599	42,118	—	50,717
Investment Companies*		28,364	—	—	28,364
	Total investments in securities $	261,894	$515,267	$—	$777,161
Liabilities
Equity Contracts**
Futures		$(139)	$—	$—	$(139)

Preferred Securities Fund
Bonds*		$—	$3,742,191	$—	$3,742,191
Convertible Bonds*		—	25,464	—	25,464
Convertible Preferred Stocks
Financial		82,478	—	—	82,478
Investment Companies*		167,452	—	—	167,452
Preferred Stocks
Communications		152,618	143,636	—	296,254
Consumer, Non-cyclical		—	25,235	—	25,235
Financial		1,054,074	153,192	—	1,207,266
Government		—	27,614	—	27,614
Industrial		39,077	—	—	39,077
Utilities		115,430	24,038	—	139,468
Purchased Options		7,169	—	—	7,169
	Total investments in securities $	1,618,298	$4,141,370	$—	$5,759,668
Liabilities
Interest Rate Contracts**
Options		$(2,034)	$—	$—	$(2,034)

Real Estate Allocation Fund
Investment Companies*		$931	$—	$—	$931
	Total investments in securities $	931	$—	$—	$931

Real Estate Debt Income Fund
Bonds*		$—	$152,289	$—	$152,289
Investment Companies*		1,731	—	—	1,731
	Total investments in securities $	1,731	$152,289	$—	$154,020

Small-MidCap Dividend Income Fund
Common Stocks*		$2,227,663	$—	$—	$2,227,663
Investment Companies*		56,219	—	—	56,219
	Total investments in securities $	2,283,882	$—	$—	$2,283,882

SystematEx International Fund
Common Stocks
Basic Materials		$—	$4,606	$—	$4,606
Communications		—	4,659	—	4,659
Consumer, Cyclical		—	8,470	—	8,470
Consumer, Non-cyclical		—	15,025	—	15,025
Diversified		12	608	—	620
Energy		—	4,613	—	4,613
Financial		—	12,825	—	12,825
Industrial		—	7,584	—	7,584
Technology		—	2,483	—	2,483
Utilities		—	2,014	—	2,014
Investment Companies*		12	—	—	12
Preferred Stocks
Basic Materials		—	6	—	6
Consumer, Cyclical		—	34	—	34
Consumer, Non-cyclical		—	191	—	191
	Total investments in securities $	24	$63,118	$—	$63,142

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2016

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

SystematEx Large Value Fund
Common Stocks*		$8,494	$—	$—	$8,494
Investment Companies*		7	—	—	7
	Total investments in securities $	8,501	$—	$—	$8,501

*	For additional detail regarding sector classifications, please see the Schedules of Investments.
**	Exchange Cleared Swaps, Futures, Foreign Currency Contracts, and Synthetic Futures are valued at the unrealized appreciation/(depreciation) of the instrument.

At the end of the period, there were no Funds which had a significant Level 3 balance. During the period, there were no significant purchases, sales, or transfers into or out of Level 3.

5. Management Agreement and Transactions with Affiliates

Management Services. The Funds have agreed to pay investment advisory and management fees to the Manager (wholly owned by Principal Financial Services, Inc.) computed at an annual percentage rate of each of the Funds’ average daily net assets. A portion of the management fee is paid by the Manager to the sub-advisor of each of the Funds, some of which are affiliates of the Manager. The annual rates used in this calculation for the Funds are as follows:

		Net Assets of Fund
	First $500	Next $500	Next $500	Over $1.5
	million	million	million	billion
Blue Chip Fund	.70%	.68%	.66%	.65%
Credit Opportunities Explorer Fund	.60	.58	.56	.55
Dynamic High Yield Explorer Fund	.65	.63	.61	.60
EDGE MidCap Fund	.75	.73	.71	.70
Global Opportunities Equity Hedged Fund	1.10	1.08	1.06	1.05
Global Opportunities Fund	.85	.83	.81	.80
International Small Company Fund	1.05	1.03	1.01	1.00
Multi-Manager Equity Long/Short Fund	1.57	1.55	1.53	1.52
Opportunistic Municipal Fund	.50	.48	.46	.45
Origin Emerging Markets Fund	1.20	1.18	1.16	1.15
Real Estate Debt Income Fund	.55	.53	.51	.50
SystematEx International Fund	.60	.58	.56	.55
SystematEx LargeCap Value Fund	.40	.38	.36	.35

			Net Assets of Fund
	First $500	Next $500	Next $500	Next $500	Next $1	Over $3
	million	million	million	million	billion	billion
Diversified Real Asset Fund	.85%	.83%	.81%	.80%	.79%	.78%
Global Multi-Strategy Fund	1.60	1.58	1.56	1.55	1.54	1.53
Preferred Securities Fund	.75	.73	.71	.70	.69	.68
Small-MidCap Dividend Income Fund	.80	.78	.76	.75	.74	.73

		All Net Assets
Bond Market Index Fund		.25%
International Equity Index Fund		.25
Real Estate Allocation Fund		.00

In addition to the management fee, R-1, R-2, R-3, R-4, and R-5 classes of shares of the Funds pay the Manager a service fee and an administrative service fee computed at an annual percentage rate of each class’s average daily net assets. The annual rates for the service fee are .25%, .25%, .25%, .25%, and .25% and the annual rates for the administrative service fee are .28%, .20%, .07%, .03%, and .01% for R-1, R-2, R-3, R-4, and R-5, respectively. Class A, Class C, Class P and Institutional shares of the Funds reimburse Principal Shareholder Services, Inc. (the “Transfer Agent”) (wholly owned by the Manager) for transfer agent services. Class J shares pays Principal Shareholder Services, Inc. a fee for the services provided in an amount that includes a profit.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

5. Management Agreement and Transactions with Affiliates (Continued)

The Manager has contractually agreed to limit the expenses (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) for certain classes of shares of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

	Period from September 1, 2015 through August 31, 2016
	Class A		Class C	Institutional		Expiration
Blue Chip Fund	1.35%		2.10%	.75%		December 30, 2016
Bond Market Index Fund	N/A		N/A	.23		December 30, 2016
Credit Opportunities Explorer Fund	1.10		N/A	.70		December 30, 2016
Diversified Real Asset Fund	1.25		2.00	.88		December 30, 2016
Dynamic High Yield Explorer Fund	1.10		N/A	.75		December 30, 2016
EDGE MidCap Fund	N/A		N/A	.90	*	December 30, 2016
Global Multi-Strategy Fund	2.00		2.75	1.65		December 30, 2016
Global Opportunities Equity Hedged Fund	1.55	**	N/A	1.25	**	December 30, 2016
Global Opportunities Fund	1.50		2.25	N/A		December 30, 2016
International Equity Index Fund	N/A		N/A	.35		December 30, 2016
International Small Company Fund	1.60		N/A	1.20		December 30, 2016
Multi-Manager Equity Long/Short Fund	2.02	^	N/A	1.67	^	December 30, 2017
Opportunistic Municipal Fund	.90		1.65	.65		December 30, 2016
Origin Emerging Markets Fund	1.75		N/A	1.25		December 30, 2016
Real Estate Allocation Fund	.50		N/A	.15		December 30, 2016
Real Estate Debt Income Fund	1.00		N/A	.70		December 30, 2016
Small-MidCap Dividend Income Fund	N/A		2.15	.88		December 30, 2016
SystematEx International Fund	N/A		N/A	.75	**	December 30, 2016

*	Period from September 28, 2015 to August 31, 2016.
**	Period from September 22, 2015 to August 31, 2016.
^	Period from March 31, 2016 to August 31, 2016.

		Period from September 1, 2015 through August 31, 2016
	Class J	R-1	R-2	R-3	R-4	R-5	R-6		Expiration
Bond Market Index Fund	.78%	1.11%	.98%	.80%	.61%	.49%	N/A		December 30, 2016
Diversified Real Asset Fund	N/A	N/A	N/A	N/A	N/A	N/A	.88%		December 30, 2016
Multi-Manager Equity Long/Short Fund	N/A	N/A	N/A	N/A	N/A	N/A	1.60	#	December 30, 2017
Origin Emerging Markets Fund	N/A	N/A	N/A	N/A	N/A	N/A	1.26		December 30, 2016
SystematEx International Fund	N/A	N/A	N/A	N/A	N/A	N/A	.62	^^	December 30, 2016
SystematEx LargeCap Value Fund	N/A	N/A	N/A	N/A	N/A	N/A	.42	^^	December 30, 2016

  ^^Period from September 22, 2015 to August 31, 2016.
  # Period from March 31, 2016 to August 31, 2016.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

5. Management Agreement and Transactions with Affiliates (Continued)

In addition, the Manager has contractually agreed to limit Class P expenses other than management and investment advisory fees and distribution fees and, if necessary, pay expenses normally payable by the Funds, excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses. The limits are expressed as a percentage of average daily net assets attributable to Class P shares on an annualized basis during the reporting period. The limits are as follows:

	Period from September 1, 2015 through August 31, 2016
	Class P		Expiration
Blue Chip Fund	.20%		December 30, 2016
Diversified Real Asset Fund	.20		December 30, 2016
Global Multi-Strategy Fund	.20		December 30, 2016
Global Opportunities Equity Hedged Fund	.20	*	December 30, 2016
Global Opportunities Fund	.20		December 30, 2016
International Small Company Fund	.20		December 30, 2016
Multi-Manager Equity Long/Short Fund	.20	**	December 30, 2017
Opportunistic Municipal Fund	.20		December 30, 2016
Origin Emerging Markets Fund	.20	***	December 30, 2017
Preferred Securities Fund	.20		December 30, 2016
Real Estate Debt Income Fund	.20		December 30, 2016
Small-MidCap Dividend Income Fund	.20		December 30, 2016

*	Period from September 22, 2015 to August 31, 2016.
**	Period from March 31, 2016 to August 31, 2016.
***	Period from March 29, 2016 to August 31, 2016.

In addition, the Manager has contractually agreed to limit Bond Market Index Fund’s management fees. The expense limit will reduce the management fees by .03% (expressed as a percentage of average net assets on an annualized basis). The contractual limit expires on December 30, 2016.

Amounts owed to the Funds under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Manager and are settled monthly.

Distribution Fees. The Class A, Class C, Class J, R-1, R-2, R-3, and R-4 shares of the Funds bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to each class of each of the Funds. Distribution fees are paid to Principal Funds Distributor, Inc. (“the Distributor”), the principal distributor of the Funds. A portion of the distribution fees may be paid to other selling dealers for providing certain services. The annual rates are .25%, 1.00%, .15%, .35%, .30%, .25%, and .10% for Class A, Class C, Class J, R-1, R-2, R-3, and R-4 classes of shares, respectively.

The Distributor has voluntarily agreed to limit the distribution fees (expressed as a percent of average net assets on an annualized basis) attributable to Class J shares. The limit will maintain the level of distribution fees not to exceed .132% for Class J shares. The voluntary expense limit may be terminated at any time.

Amounts owed to the Funds under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Distributor and are settled monthly.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

5. Management Agreement and Transactions with Affiliates (Continued)

Sales Charges. The Distributor receives proceeds of any CDSC on certain Class A, Class C, and Class J share redemptions. The charge for Class A shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase that were originally sold without a sales charge. The charge for Class C shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase. The charge for Class J shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 18 months of purchase. The Distributor also retains sales charges on sales of Class A shares based on declining rates which begin at 3.75% for Credit Opportunities Explorer Fund, Diversified Real Asset Fund, Dynamic High Yield Explorer Fund, Global Multi-Strategy Fund, Opportunistic Municipal Fund, Preferred Securities Fund, and Real Estate Debt Income Fund, and 5.50% for Blue Chip Fund, Global Opportunities Equity Hedged Fund, Global Opportunities Fund, International Small Company Fund, Multi-Manager Equity Long/Short Fund, Origin Emerging Markets Fund, Real Estate Allocation Fund, and Small-MidCap Dividend Income Fund. The aggregate amounts of these charges retained by the Distributor for the period ended August 31, 2016, were as follows (amounts in thousands):

	Class A	Class C	Class J
Blue Chip Fund	$151	$9	N/A
Bond Market Index Fund	N/A	N/A	$2
Diversified Real Asset Fund	20	6	N/A
Dynamic High Yield Explorer Fund	1	N/A	N/A
Global Multi-Strategy Fund	34	15	N/A
Global Opportunities Equity Hedged Fund	1	N/A	N/A
Global Opportunities Fund	11	–	N/A
International Small Company Fund	7	N/A	N/A
Opportunistic Municipal Fund	17	–	N/A
Origin Emerging Markets Fund	4	N/A	N/A
Preferred Securities Fund	461	64	6
Real Estate Allocation Fund	7	N/A	N/A
Real Estate Debt Income Fund	3	N/A	N/A
Small-MidCap Dividend Income Fund	202	32	N/A

Affiliated Ownership. At August 31, 2016, Principal Life Insurance Company (an affiliate of the Manager), the Manager, Principal Securities, Inc., Collective Investment Trusts sponsored by Principal Trust Company, benefit plans and separate accounts sponsored on behalf of Principal Life Insurance Company, and other affiliated entities owned shares of the Funds as follows (amounts in thousands):

	Class A	Class C	Class P	Institutional	R-3	R-4	R-5	R-6
Blue Chip Fund	–	–	–	454	1	1	1	N/A
Bond Market Index Fund	N/A	N/A	N/A	8,339	–	–	–	N/A
Credit Opportunities Explorer Fund	1,000	N/A	N/A	1,018	N/A	N/A	N/A	N/A
Diversified Real Asset Fund	–	–	–	30,499	1	1	1	—
Dynamic High Yield Explorer Fund	750	N/A	N/A	750	N/A	N/A	N/A	N/A
Global Multi-Strategy Fund	–	–	–	16,914	N/A	N/A	N/A	N/A
Global Opportunities Equity Hedged Fund	250	N/A	250	250	N/A	N/A	N/A	N/A
Global Opportunities Fund	–	–	–	742	N/A	N/A	N/A	N/A
International Equity Index Fund	N/A	N/A	N/A	32,256	–	–	–	N/A
International Small Company Fund	–	N/A	16	43	N/A	N/A	N/A	N/A
Multi-Manager Equity Long/Short Fund	1	N/A	1	1	N/A	N/A	N/A	16,294
Opportunistic Municipal Fund	517	703	–	14	N/A	N/A	N/A	N/A
Origin Emerging Markets Fund	–	N/A	1	21,760	N/A	N/A	N/A	10
Preferred Securities Fund	–	–	–	9,226	–	–	–	N/A
Real Estate Debt Income Fund	–	N/A	1	44	N/A	N/A	N/A	N/A
Small-MidCap Dividend Income Fund	–	–	–	133	N/A	N/A	N/A	N/A
SystematEx International Fund	N/A	N/A	N/A	403	N/A	N/A	N/A	3,851
SystematEx Large Value Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	757

Affiliated Brokerage Commissions. With respect to Preferred Securities Fund, $113,000 of brokerage commission was paid to Spectrum Asset Management, Inc., a member of the Principal Financial Group. The other Funds did not pay brokerage commissions to any member of the Principal Financial Group during the period ended August 31, 2016.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2016

6. Investment Transactions

For the period ended August 31, 2016, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Funds were as follows (amounts in thousands):

			Covers on
			Securities	Securities
	Purchases	Sales	Sold Short	Sold Short
Blue Chip Fund	$463,905	$521,944	$—	$—
Bond Market Index Fund	1,500,219	1,250,709	2,912	3,096
Credit Opportunities Explorer Fund	71,721	76,299	—	—
Diversified Real Asset Fund	2,125,025	2,008,814	—	—
Dynamic High Yield Explorer Fund	15,014	15,402	—	—
EDGE MidCap Fund	282,838	39,489	—	—
Global Multi-Strategy Fund	3,952,643	4,372,572	854,902	726,881
Global Opportunities Equity Hedged Fund	17,540	11,039	—	—
Global Opportunities Fund	1,856,182	1,817,609	—	—
International Equity Index Fund	374,970	256,192	—	—
International Small Company Fund	181,713	26,810	—	—
Multi-Manager Equity Long/Short Fund	546,455	265,477	85,444	202,487
Opportunistic Municipal Fund	132,731	48,420	—	—
Origin Emerging Markets Fund	521,459	592,079	—	—
Preferred Securities Fund	1,484,473	690,965	—	—
Real Estate Allocation Fund	1,011	449	—	—
Real Estate Debt Income Fund	123,451	14,908	—	—
Small-MidCap Dividend Income Fund	659,614	463,204	—	—
SystematEx International Fund	77,010	15,783	—	—
SystematEx Large Value Fund	12,107	4,441	—	—

For the period ended August 31, 2016, the cost of U.S. government securities purchased and proceeds from U.S. government securities sold (not including short-term investments) by the Funds were as follows (amounts in thousands):

			Covers on
			Securities	Securities
	Purchases	Sales	Sold Short	Sold Short
Bond Market Index Fund	$1,168,338	$948,384	$1,072	$1,176
Credit Opportunities Explorer Fund	31,791	26,804	—	—
Diversified Real Asset Fund	679,102	395,694	—	—
Global Multi-Strategy Fund	1,451,718	1,204,115	1,015,095	1,334,048

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

7. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the periods ended August 31, 2016, and August 31, 2015 were as follows (amounts in thousands):

						Long-Term
	Ordinary Income#			Tax-Exempt Income^		Capital Gain*, #
	2016	2015		2016	2015	2016	2015
Blue Chip Fund	$6,074	$13,424	$	— $	— $	24,036	$3,389
Bond Market Index Fund	23,756	22,766		—	—	1,544	2,353
Credit Opportunities Explorer Fund	570	720		—	—	—	—
Diversified Real Asset Fund	36,288	50,807		—	—	—	17,623
Dynamic High Yield Explorer Fund	751	634		—	—	—	—
EDGE MidCap Fund	615	—		—	—	—	—
Global Multi-Strategy Fund	26,530	25,856		—	—	62,233	28,046
Global Opportunities Equity Hedged Fund	10	—		—	—	—	—
Global Opportunities Fund	17,178	91,280		—	—	11,145	43,405
International Equity Index Fund	21,363	20,533		—	—	7,727	676
International Small Company Fund	181	37		—	—	—	—
Opportunistic Municipal Fund	—	—		3,302	1,171	—	—
Origin Emerging Markets Fund	7,563	—		—	—	—	—
Preferred Securities Fund	246,710	239,040		—	—	42,753	88,651
Real Estate Allocation Fund	12	2		—	—	—	—
Real Estate Debt Income Fund	2,379	937		—	—	—	—
Small-MidCap Dividend Income Fund	44,005	40,671		—	—	33,793	32,330
SystematEx International Fund	47	—		—	—	—	—
SystematEx Large Value Fund	70	—		—	—	—	—

# Certain Funds may also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

^ The Funds designate these distributions as exempt interest per IRC Sec. 852(b)(5).

* The Funds designate these distributions as long-term capital gain dividends per IRC Sec. 852(b)(3)(C) in the 20-percent group (which may be taxed at a 20-percent rate, a 15-percent rate or a 0-percent rate, depending on the shareholder’s taxable income).

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Distributable Earnings. As of August 31, 2016, the components of distributable earnings/(deficit) on a federal tax basis were as follows (amounts in thousands):

							Total
	Undistributed	Undistributed	Undistributed		Net Unrealized	Other	Accumulated
	Ordinary	Tax-Exempt	Long-Term	Accumulated	Appreciation	Temporary	Earnings
	Income	Income	Capital Gains	Losses	(Depreciation)	Differences*	(Deficit)
Blue Chip Fund	$2,111	$—	$356	$(329)	$175,751	$—	$177,889
Bond Market Index Fund	19,888	—	—	(1,805)	42,349	—	60,432
Credit Opportunities Explorer Fund	23	—	—	(1,110)	156	(30)	(961)
Diversified Real Asset Fund	82,414	—	—	(381,863)	(3,254)	(44)	(302,747)
Dynamic High Yield Explorer Fund	9	—	—	(1,261)	(49)	—	(1,301)
EDGE MidCap Fund	9,186	—	22	—	31,364	—	40,572
Global Multi-Strategy Fund	1,206	—	—	(20,690)	33,837	(10,966)	3,387
Global Opportunities Equity Hedged Fund	65	—	—	(974)	254	—	(655)
Global Opportunities Fund	21,811	—	—	(13,424)	56,389	—	64,776
International Equity Index Fund	20,224	—	—	(3,023)	(16,052)	—	1,149
International Small Company Fund	1,339	—	—	(2,553)	1,188	—	(26)
Multi-Manager Equity Long/Short Fund	1,037	—	—	(2,729)	3,948	(436)	1,820
Opportunistic Municipal Fund	—	17	—	(1,440)	8,334	—	6,911
Origin Emerging Markets Fund	5,349	—	—	(198,575)	66,415	—	(126,811)
Preferred Securities Fund	1,957	—	34,796	—	321,516	23,453	381,722
Real Estate Allocation Fund	2	—	4	—	28	—	34
Real Estate Debt Income Fund	33	—	3	—	2,047	—	2,083
Small-MidCap Dividend Income Fund	38,448	—	—	(46,951)	305,796	—	297,293
SystematEx International Fund	996	—	—	(630)	2,444	—	2,810
SystematEx Large Value Fund	121	—	—	(11)	831	—	941

*Represents book-to-tax accounting differences related to straddle loss deferrals, constructive sale gain recognition, and defaulted securities.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

7. Federal Tax Information (Continued)

Capital Loss Carryforwards. For federal income tax purposes, capital loss carryforwards are losses that can be used to offset future capital gains of the Funds. At August 31, 2016, the Funds had approximate net capital loss carryforwards as follows (amounts in thousands):

	Expires in:	No Expiration:
						Annual
	2017	Short-Term	Long-Term		Total	Limitations*
Bond Market Index Fund	$1,805	$—	$	—$	1,805	$1,805
Credit Opportunities Explorer Fund	—	364		746	1,110	—
Diversified Real Asset Fund	—	286,974		94,889	381,863	—
Dynamic High Yield Explorer Fund	—	476		785	1,261	—
Global Multi-Strategy Fund	—	20,690		—	20,690	—
Global Opportunities Equity Hedged Fund	—	427		547	974	—
Global Opportunities Fund	—	13,424		—	13,424	—
International Small Company Fund	—	2,553		—	2,553	—
Multi-Manager Equity Long/Short Fund	—	1,827		902	2,729	—
Opportunistic Municipal Fund	—	888		552	1,440	—
Origin Emerging Markets Fund	—	188,349		10,226	198,575	—
Small-MidCap Dividend Income Fund	—	21,824		25,127	46,951	—

* In accordance with Sections 381-384 of the Internal Revenue Code, a portion of certain Fund's losses have been subjected to an annual limitation.

Capital losses generated in taxable years beginning after the enactment date of the Regulated Investment Company Modernization Act of 2010, December 22, 2010, will be carried forward with no expiration and with the character of the loss retained. These capital losses must be fully utilized before the pre-enactment capital loss carryforwards with expiration years listed in the table above.

As of August 31, 2016, the following funds utilized capital loss carryforwards as follows (amounts in thousands):

Utilized
Bond Market Index Fund	$1,805
Opportunistic Municipal Fund	425
Real Estate Debt Income Fund	1

Late-Year Losses. A regulated investment company may elect for any taxable year to treat any portion of any qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. At August 31, 2016 the following funds had approximate late-year losses as follows (amounts in thousands):

Blue Chip Fund	$329
International Equity Index Fund	3,023
SystematEx International Fund	630
SystematEx Large Value Fund	11

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2016

7. Federal Tax Information (Continued)

Reclassification of Capital Accounts. The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended August 31, 2016, the Funds recorded reclassifications as follows (amounts in thousands):

	Accumulated	Accumulated
	Undistributed Net	Net Realized Gain
	Investment Income	on Investments	Paid in Capital
Blue Chip Fund	$(2)	$(4,266)	$4,268
Bond Market Index Fund	3,434	(3,434)	—
Credit Opportunities Explorer Fund	(24)	23	1
Diversified Real Asset Fund	(18,892)	14,320	4,572
Dynamic High Yield Explorer Fund	30	(30)	—
EDGE MidCap Fund	22	—	(22)
Global Multi-Strategy Fund	1,754	(3,515)	1,761
Global Opportunities Equity Hedged Fund	(8)	8	—
Global Opportunities Fund	(683)	683	—
International Equity Index Fund	286	(286)	—
International Small Company Fund	91	(91)	—
Multi-Manager Equity Long/Short Fund	1,765	(1,765)	—
Opportunistic Municipal Fund	(4)	4	—
Origin Emerging Markets Fund	(1,342)	1,341	1
Preferred Securities Fund	10,503	(10,502)	(1)
Real Estate Debt Income Fund	17	—	(17)
Small-MidCap Dividend Income Fund	12,375	(19,822)	7,447
SystematEx International Fund	67	(67)	—

Federal Income Tax Basis. At August 31, 2016, the net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the Funds were as follows (amounts in thousands):

	Unrealized	Unrealized	Net Unrealized	Cost for Federal
	Appreciation	(Depreciation)	Appreciation (Depreciation)	Income Tax Purposes
Blue Chip Fund	$200,563	$(24,812)	$175,751	$1,157,125
Bond Market Index Fund	43,775	(1,426)	42,349	1,858,084
Credit Opportunities Explorer Fund	308	(152)	156	19,554
Diversified Real Asset Fund	106,090	(110,262)	(4,172)	3,784,933
Dynamic High Yield Explorer Fund	261	(310)	(49)	15,681
EDGE MidCap Fund	46,465	(15,101)	31,364	258,485
Global Multi-Strategy Fund	104,842	(56,770)	48,072	3,193,490
Global Opportunities Equity Hedged Fund	439	(185)	254	6,604
Global Opportunities Fund	91,482	(35,003)	56,479	1,257,086
International Equity Index Fund	92,537	(108,500)	(15,963)	902,445
International Small Company Fund	7,737	(6,550)	1,187	169,519
Multi-Manager Equity Long/Short Fund	10,529	(6,349)	4,180	332,888
Opportunistic Municipal Fund*	8,550	(217)	8,333	130,659
Origin Emerging Markets Fund	95,855	(29,445)	66,410	710,751
Preferred Securities Fund	376,241	(61,840)	314,401	5,442,272
Real Estate Allocation Fund	30	(2)	28	903
Real Estate Debt Income Fund	3,523	(1,476)	2,047	151,973
Small-MidCap Dividend Income Fund	378,420	(72,622)	305,798	1,978,084
SystematEx International Fund	3,828	(1,383)	2,445	60,697
SystematEx Large Value Fund	954	(123)	831	7,670

* The fund holds floating rate securities which are accounted for differently for GAAP vs. federal income tax purposes. This causes a difference in cost basis and fair market value of investments for tax and GAAP purposes.

8. Subsequent Events

Management has evaluated events and transactions that have occurred through the date the financial statements were issued that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

Schedule of Investments Blue Chip Fund August 31, 2016

COMMON STOCKS - 99.92%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Aerospace & Defense - 3.32%				Retail - 12.10%
TransDigm Group Inc (a)	155,276	$44,283		AutoZone Inc (a)	15,580	$11,557
				CarMax Inc (a)	574,199	33,849
Banks - 4.02%				Dollar Tree Inc (a)	195,855	16,197
Wells Fargo & Co	1,055,210	53,605		Starbucks Corp	762,084	42,852
				TJX Cos Inc/The	257,661	19,953
Beverages - 1.83%				Yum! Brands Inc	407,284	36,945
Anheuser-Busch InBev SA/NV ADR	196,376	24,357				$161,353
				Software - 3.44%
Chemicals - 2.52%				CommerceHub Inc - Series C (a)	11,121	164
Air Products & Chemicals Inc	162,899	25,350		Microsoft Corp	796,027	45,740
Monsanto Co	77,219	8,224				$45,904
		$33,574		TOTAL COMMON STOCKS		$1,332,005
Commercial Services - 5.27%				INVESTMENT COMPANIES - 0.07%	Shares Held	Value(000	's)
Brookfield Business Partners LP	36,604	845		Money Market Funds - 0.07%
Moody's Corp	346,403	37,651		Goldman Sachs Financial Square Funds -	871,001	871
PayPal Holdings Inc (a)	853,733	31,716		Government Fund
		$70,212
Diversified Financial Services - 10.90%				TOTAL INVESTMENT COMPANIES		$871
BlackRock Inc	32,688	12,186		Total Investments		$1,332,876
Charles Schwab Corp/The	573,722	18,049		Other Assets and Liabilities - 0.01%		$196
FNF Group	285,791	10,772		TOTAL NET ASSETS - 100.00%		$1,333,072
MasterCard Inc	572,094	55,281
Visa Inc	605,545	48,989
		$145,277		(a) Non-Income Producing Security
Electric - 0.37%
Brookfield Infrastructure Partners LP	101,509	4,866

Electronics - 0.42%				Portfolio Summary (unaudited)
Fortive Corp	107,367	5,655		Sector		Percent
				Financial		34.86%
Engineering & Construction - 1.81%				Communications		25.05%
SBA Communications Corp (a)	211,698	24,165		Consumer, Non-cyclical		13.77%
				Consumer, Cyclical		12.10%
Food - 2.16%				Industrial		6.38%
Mondelez International Inc	439,121	19,769		Technology		3.44%
Nestle SA ADR	113,986	9,062		Basic Materials		2.52%
		$28,831		Energy		1.43%
Healthcare - Products - 1.84%				Utilities		0.37%
Danaher Corp	300,669	24,477		Investment Companies		0.07%
				Other Assets and Liabilities		0.01%
Insurance - 10.04%				TOTAL NET ASSETS		100.00%
Aon PLC	325,934	36,293
Berkshire Hathaway Inc - Class B (a)	444,193	66,847
Markel Corp (a)	32,949	30,679
		$133,819
Internet - 19.18%
Alphabet Inc - A Shares (a)	7,787	6,151
Alphabet Inc - C Shares (a)	124,040	95,145
Amazon.com Inc (a)	122,331	94,092
Facebook Inc (a)	408,523	51,523
Liberty Ventures (a)	227,380	8,763
		$255,674
Media - 5.87%
Liberty Broadband Corp - C Shares (a)	375,865	25,758
Liberty Global PLC - C Shares (a)	1,703,926	52,532
		$78,290
Miscellaneous Manufacturers - 0.83%
Colfax Corp (a)	370,357	10,992

Pharmaceuticals - 2.67%
Zoetis Inc	697,506	35,643

Pipelines - 1.43%
Kinder Morgan Inc/DE	873,868	19,094

Real Estate - 4.77%
Brookfield Asset Management Inc	1,888,510	63,624

REITS - 5.13%
American Tower Corp	488,349	55,369
Equinix Inc	35,104	12,941
		$68,310

See accompanying notes

Schedule of Investments
Bond Market Index Fund
August 31, 2016

INVESTMENT COMPANIES - 7.81%	Shares Held	Value(000 's)		Principal
Money Market Funds - 7.81%			BONDS (continued)	Amount (000's)	Value (000's)
Morgan Stanley Institutional Liquidity Funds -	138,419,003	$138,419	Apparel - 0.04%
Government Portfolio			NIKE Inc
			3.88%, 11/01/2045	$500	$561
TOTAL INVESTMENT COMPANIES		$138,419	Under Armour Inc
	Principal		3.25%, 06/15/2026	140	142
BONDS- 34.89%	Amount (000's)	Value(000's)			$703
Advertising - 0.03%			Automobile Asset Backed Securities - 0.20%
Interpublic Group of Cos Inc/The			Ally Auto Receivables Trust 2015-2
4.20%, 04/15/2024	$50	$54	1.84%, 06/15/2020	1,000	1,011
Omnicom Group Inc			Capital Auto Receivables Asset Trust 2014-3
3.60%, 04/15/2026	500	533	1.48%, 11/20/2018	164	164
4.45%, 08/15/2020	30	33	CarMax Auto Owner Trust 2013-4
		$620	1.28%, 05/15/2019	400	400
Aerospace & Defense - 0.41%			CarMax Auto Owner Trust 2015-2
Boeing Capital Corp			1.37%, 03/16/2020	675	677
4.70%, 10/27/2019	35	39	Ford Credit Auto Owner Trust 2016-B
Boeing Co/The			1.33%, 10/15/2020	1,000	1,002
2.35%, 10/30/2021	1,000	1,036	Honda Auto Receivables 2013-3 Owner
Harris Corp			Trust
3.83%, 04/27/2025	200	212	1.13%, 09/16/2019	323	323
4.40%, 12/15/2020	40	43	Honda Auto Receivables 2013-4 Owner
L-3 Communications Corp			Trust
3.95%, 05/28/2024	178	191	1.04%, 02/18/2020	50	50
4.95%, 02/15/2021	30	33			$3,627
Lockheed Martin Corp			Automobile Manufacturers - 0.38%
3.35%, 09/15/2021	500	535	American Honda Finance Corp
3.55%, 01/15/2026	190	206	1.60%, 07/13/2018	350	353
3.80%, 03/01/2045	250	260	Ford Motor Co
4.07%, 12/15/2042	30	32	4.75%, 01/15/2043	400	433
4.50%, 05/15/2036	685	793	7.45%, 07/16/2031	500	680
4.70%, 05/15/2046	60	72	Ford Motor Credit Co LLC
Northrop Grumman Corp			2.15%, 01/09/2018	300	302
3.50%, 03/15/2021	30	32	2.60%, 11/04/2019	500	509
5.05%, 11/15/2040	500	612	3.34%, 03/18/2021	500	519
Raytheon Co			3.66%, 09/08/2024	725	751
3.13%, 10/15/2020	30	32	5.00%, 05/15/2018	500	527
4.70%, 12/15/2041	750	928	5.88%, 08/02/2021	100	115
Spirit AeroSystems Inc			PACCAR Financial Corp
5.25%, 03/15/2022	500	528	2.20%, 09/15/2019	20	20
United Technologies Corp			Toyota Motor Credit Corp
3.10%, 06/01/2022	500	537	1.70%, 02/19/2019	500	505
4.50%, 04/15/2020	550	612	1.90%, 04/08/2021	500	508
4.50%, 06/01/2042	390	462	2.00%, 10/24/2018	400	406
6.13%, 07/15/2038	46	64	2.75%, 05/17/2021	500	523
		$7,259	3.30%, 01/12/2022	500	536
Agriculture - 0.30%					$6,687
Altria Group Inc			Automobile Parts & Equipment - 0.07%
4.25%, 08/09/2042	150	168	BorgWarner Inc
4.75%, 05/05/2021	500	568	4.38%, 03/15/2045	300	323
10.20%, 02/06/2039	540	1,006	Delphi Corp
Archer-Daniels-Midland Co			4.15%, 03/15/2024	133	142
4.02%, 04/16/2043	350	384	Johnson Controls Inc
4.48%, 03/01/2021(a)	8	9	3.75%, 12/01/2021	755	803
Philip Morris International Inc			5.25%, 12/01/2041	30	35
2.75%, 02/25/2026	500	516			$1,303
2.90%, 11/15/2021	400	421	Banks- 5.98%
4.13%, 03/04/2043	300	328	Associated Banc-Corp
5.65%, 05/16/2018	430	462	4.25%, 01/15/2025	300	314
Reynolds American Inc			Australia & New Zealand Banking Group
4.45%, 06/12/2025	220	247	Ltd/New York NY
6.15%, 09/15/2043	500	670	2.25%, 06/13/2019	550	559
8.13%, 06/23/2019	430	505	Bank of America Corp
		$5,284	1.95%, 05/12/2018	310	312
Airlines - 0.03%			2.25%, 04/21/2020	160	162
American Airlines 2014-1 Class A Pass			2.60%, 01/15/2019	600	613
Through Trust			2.63%, 04/19/2021	775	790
3.70%, 04/01/2028	18	19	2.65%, 04/01/2019	625	640
American Airlines 2016-1 Class AA Pass			3.30%, 01/11/2023	600	624
Through Trust			3.50%, 04/19/2026	335	350
3.58%, 07/15/2029	259	279	4.00%, 04/01/2024	850	920
Southwest Airlines Co			4.25%, 10/22/2026	800	848
2.75%, 11/06/2019	300	309	4.88%, 04/01/2044	450	529
		$607	5.63%, 07/01/2020	500	565

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2016

		Principal			Principal
BONDS (continued)		Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)
Banks (continued)				Banks (continued)
Bank of America Corp	(continued)			Deutsche Bank AG
6.00%, 09/01/2017		$100	$104	4.10%, 01/13/2026	$750	$761
6.11%, 01/29/2037		850	1,058	Deutsche Bank AG/London
6.88%, 04/25/2018		850	921	1.88%, 02/13/2018	500	498
Bank of America NA				Discover Bank/Greenwood DE
1.75%, 06/05/2018		900	906	3.20%, 08/09/2021	1,000	1,028
Bank of Montreal				Fifth Third Bancorp
1.40%, 04/10/2018		500	501	2.88%, 07/27/2020	500	518
1.50%, 07/18/2019		500	500	4.30%, 01/16/2024	50	54
2.38%, 01/25/2019		500	510	Fifth Third Bank/Cincinnati OH
Bank of Nova Scotia/The				2.25%, 06/14/2021	300	305
1.65%, 06/14/2019		500	501	2.30%, 03/15/2019	300	305
2.45%, 03/22/2021		750	769	First Tennessee Bank NA
2.80%, 07/21/2021		500	521	2.95%, 12/01/2019	300	301
Bank One Corp				Goldman Sachs Group Inc/The
8.00%, 04/29/2027		1,000	1,360	2.00%, 04/25/2019	500	506
Barclays PLC				2.38%, 01/22/2018	250	253
2.88%, 06/08/2020		300	302	2.55%, 10/23/2019	1,300	1,331
3.25%, 01/12/2021		285	290	2.60%, 04/23/2020	300	306
4.38%, 01/12/2026		380	397	2.63%, 04/25/2021	500	509
5.25%, 08/17/2045		750	863	2.75%, 09/15/2020	250	257
BB&T Corp				2.90%, 07/19/2018	500	513
2.45%, 01/15/2020		500	513	4.75%, 10/21/2045	100	114
6.85%, 04/30/2019		45	51	5.15%, 05/22/2045	300	330
BNP Paribas SA				5.25%, 07/27/2021	1,350	1,534
2.45%, 03/17/2019		400	407	5.95%, 01/15/2027	700	828
2.70%, 08/20/2018		400	409	6.13%, 02/15/2033	850	1,070
BPCE SA				6.25%, 02/01/2041	220	291
1.63%, 01/26/2018		300	301	6.75%, 10/01/2037	150	191
Branch Banking & Trust Co				HSBC Bank USA NA/New York NY
3.80%, 10/30/2026		1,000	1,096	5.63%, 08/15/2035	500	599
Capital One Financial Corp				HSBC Holdings PLC
3.50%, 06/15/2023		40	42	3.40%, 03/08/2021	750	784
4.75%, 07/15/2021		400	447	3.90%, 05/25/2026	500	522
Capital One NA/Mclean VA				4.25%, 08/18/2025	750	779
1.65%, 02/05/2018		300	300	6.10%, 01/14/2042	600	815
Citigroup Inc				HSBC USA Inc
1.70%, 04/27/2018		500	501	2.35%, 03/05/2020	500	503
1.85%, 11/24/2017		750	753	3.50%, 06/23/2024	500	523
2.15%, 07/30/2018		370	374	JPMorgan Chase & Co
2.50%, 09/26/2018		500	509	1.63%, 05/15/2018	1,000	1,005
3.30%, 04/27/2025		1,250	1,292	2.20%, 10/22/2019	1,550	1,577
4.13%, 07/25/2028		500	509	2.25%, 01/23/2020	530	537
4.60%, 03/09/2026		1,000	1,075	2.30%, 08/15/2021	750	755
4.75%, 05/18/2046		350	372	2.40%, 06/07/2021	500	508
5.50%, 09/13/2025		800	907	2.55%, 03/01/2021	1,500	1,532
6.68%, 09/13/2043		300	404	3.13%, 01/23/2025	800	823
8.13%, 07/15/2039		279	441	3.20%, 01/25/2023	132	138
Citizens Bank NA/Providence RI				3.63%, 05/13/2024	100	107
1.60%, 12/04/2017		500	499	3.88%, 09/10/2024	25	26
Comerica Inc				3.90%, 07/15/2025	750	813
3.80%, 07/22/2026		50	52	4.13%, 12/15/2026	500	537
Commonwealth Bank of Australia/New York				4.50%, 01/24/2022	100	111
NY				4.85%, 02/01/2044	400	488
1.40%, 09/08/2017		780	781	5.60%, 07/15/2041	70	91
2.05%, 03/15/2019		500	506	KeyBank NA/Cleveland OH
Compass Bank				1.60%, 08/22/2019	500	500
3.88%, 04/10/2025		500	486	3.30%, 06/01/2025	500	528
Cooperatieve Rabobank UA				KeyCorp
3.88%, 02/08/2022		950	1,038	2.30%, 12/13/2018	750	762
5.25%, 08/04/2045		500	582	KFW
Cooperatieve Rabobank UA/NY				0.00%, 04/18/2036(b)	260	158
1.70%, 03/19/2018		500	503	1.00%, 01/26/2018	300	300
2.25%, 01/14/2019		250	254	1.00%, 06/11/2018	1,600	1,600
3.38%, 05/21/2025		500	535	1.00%, 07/15/2019	500	498
Credit Suisse AG/New York NY				1.13%, 08/06/2018	1,000	1,002
1.70%, 04/27/2018		500	500	1.50%, 02/06/2019	500	505
3.00%, 10/29/2021		250	258	1.50%, 06/15/2021	210	211
3.63%, 09/09/2024		500	525	1.63%, 03/15/2021	1,535	1,551
5.40%, 01/14/2020		800	878	1.75%, 10/15/2019	550	559
Credit Suisse Group Funding Guernsey Ltd				1.88%, 04/01/2019	1,200	1,223
3.80%, 09/15/2022		1,130	1,154	2.00%, 05/02/2025	280	287
				2.13%, 01/17/2023	500	517

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Banks (continued)			Banks (continued)
KFW (continued)			Wells Fargo & Co
2.50%, 11/20/2024	$300	$318	1.50%, 01/16/2018	$100	$100
2.75%, 09/08/2020	1,100	1,161	2.10%, 07/26/2021	500	503
4.00%, 01/27/2020	100	109	2.60%, 07/22/2020	1,250	1,287
Korea Development Bank/The			3.00%, 01/22/2021	500	522
3.38%, 09/16/2025	500	549	3.00%, 04/22/2026	400	410
Landwirtschaftliche Rentenbank			3.30%, 09/09/2024	1,000	1,057
1.00%, 04/04/2018	500	501	3.45%, 02/13/2023	500	524
2.38%, 06/10/2025	750	788	3.90%, 05/01/2045	620	658
Lloyds Bank PLC			4.10%, 06/03/2026	500	543
2.00%, 08/17/2018	750	754	4.65%, 11/04/2044	500	549
2.40%, 03/17/2020	500	506	5.38%, 02/07/2035	250	311
Lloyds Banking Group PLC			Westpac Banking Corp
4.65%, 03/24/2026	400	415	1.60%, 08/19/2019	500	500
Manufacturers & Traders Trust Co			2.10%, 05/13/2021	390	393
2.10%, 02/06/2020	300	304	2.70%, 08/19/2026	500	501
6.63%, 12/04/2017	500	532	2.85%, 05/13/2026	500	511
Mitsubishi UFJ Financial Group Inc			4.88%, 11/19/2019	50	55
2.95%, 03/01/2021	750	774			$106,060
Morgan Stanley			Beverages - 0.73%
2.50%, 04/21/2021	1,000	1,014	Anheuser-Busch InBev Finance Inc
3.13%, 07/27/2026	640	647	1.90%, 02/01/2019	345	349
3.70%, 10/23/2024	1,000	1,060	2.65%, 02/01/2021	609	628
3.75%, 02/25/2023	100	107	3.65%, 02/01/2026	1,220	1,301
4.30%, 01/27/2045	250	271	4.70%, 02/01/2036	945	1,097
4.35%, 09/08/2026	500	536	4.90%, 02/01/2046	1,100	1,334
4.88%, 11/01/2022	650	721	Anheuser-Busch InBev Worldwide Inc
5.50%, 07/24/2020	700	790	3.75%, 07/15/2042	750	767
5.50%, 07/28/2021	1,000	1,146	5.00%, 04/15/2020	609	676
5.75%, 01/25/2021	100	115	6.38%, 01/15/2040	40	55
6.38%, 07/24/2042	200	275	6.88%, 11/15/2019	40	47
7.30%, 05/13/2019	450	514	8.20%, 01/15/2039	40	65
National Australia Bank Ltd/New York			Coca-Cola Co/The
2.63%, 07/23/2020	500	515	2.45%, 11/01/2020	750	779
Oesterreichische Kontrollbank AG			3.15%, 11/15/2020	440	471
1.50%, 10/21/2020	220	221	3.30%, 09/01/2021	750	809
2.38%, 10/01/2021	750	781	Coca-Cola Femsa SAB de CV
PNC Bank NA			2.38%, 11/26/2018	540	550
1.60%, 06/01/2018	430	432	Diageo Capital PLC
1.85%, 07/20/2018	450	454	4.83%, 07/15/2020	50	56
2.70%, 11/01/2022	300	306	5.75%, 10/23/2017	750	788
PNC Funding Corp			Diageo Investment Corp
3.30%, 03/08/2022	400	426	2.88%, 05/11/2022	30	31
6.70%, 06/10/2019	365	417	Dr Pepper Snapple Group Inc
Royal Bank of Canada			2.60%, 01/15/2019	30	31
2.35%, 10/30/2020	500	512	Molson Coors Brewing Co
4.65%, 01/27/2026	500	550	4.20%, 07/15/2046	250	264
Santander Holdings USA Inc			Pepsi Bottling Group Inc/The
2.65%, 04/17/2020	500	505	7.00%, 03/01/2029	750	1,079
Santander UK PLC			PepsiCo Inc
3.05%, 08/23/2018	1,000	1,025	2.75%, 03/05/2022	280	294
Societe Generale SA			3.60%, 08/13/2042	400	418
2.63%, 10/01/2018	50	51	4.50%, 01/15/2020	1,000	1,102
State Street Corp					$12,991
2.55%, 08/18/2020	220	228	Biotechnology - 0.31%
2.65%, 05/19/2026	500	512	Amgen Inc
3.10%, 05/15/2023	50	52	4.66%, 06/15/2051(c)	260	279
3.55%, 08/18/2025	200	219	5.65%, 06/15/2042	500	618
Sumitomo Mitsui Banking Corp			5.70%, 02/01/2019	34	37
1.95%, 07/23/2018	800	805	5.75%, 03/15/2040	530	665
Sumitomo Mitsui Financial Group Inc			Biogen Inc
2.06%, 07/14/2021	500	497	2.90%, 09/15/2020	500	521
Toronto-Dominion Bank/The			4.05%, 09/15/2025	160	174
2.13%, 07/02/2019	750	764	Celgene Corp
2.63%, 09/10/2018	1,000	1,023	2.30%, 08/15/2018	440	447
UBS AG/Stamford CT			3.88%, 08/15/2025	290	314
1.80%, 03/26/2018	500	503	5.00%, 08/15/2045	230	266
US Bancorp			Gilead Sciences Inc
3.00%, 03/15/2022	50	53	2.05%, 04/01/2019	40	41
3.60%, 09/11/2024	750	807	2.35%, 02/01/2020	300	309
US Bank NA/Cincinnati OH			3.70%, 04/01/2024	600	650
2.13%, 10/28/2019	500	511	4.60%, 09/01/2035	590	665

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2016

Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Biotechnology (continued)			Commercial Mortgage Backed Securities (continued)
Gilead Sciences Inc (continued)			COMM 2014-LC15 Mortgage Trust
4.75%, 03/01/2046	$400	$466	4.20%, 04/10/2047	$350	$388
		$5,452	COMM 2014-UBS3 Mortgage Trust
Building Materials - 0.00%			3.82%, 06/10/2047	550	604
Owens Corning			COMM 2015-DC1 Mortgage Trust
4.20%, 12/15/2022	30	32	2.87%, 02/10/2048	1,000	1,033
			3.08%, 02/10/2048(a)	500	525
Chemicals - 0.54%			COMM 2015-LC19 Mortgage Trust
Agrium Inc			3.18%, 02/10/2048(a)	500	531
5.25%, 01/15/2045	300	334	COMM 2016-CCRE28 Mortgage Trust
CF Industries Inc			3.76%, 02/10/2049	2,000	2,213
3.45%, 06/01/2023	500	498	Commercial Mortgage Loan Trust 2008-LS1
4.95%, 06/01/2043	240	221	6.30%, 12/10/2049(a)	11	11
5.15%, 03/15/2034	250	248	Commercial Mortgage Trust 2007-GG9
Dow Chemical Co/The			5.44%, 03/10/2039(a)	107	107
3.50%, 10/01/2024	250	265	Fannie Mae-Aces
8.55%, 05/15/2019	500	590	2.30%, 09/25/2022	465	474
9.40%, 05/15/2039	380	624	2.48%, 04/25/2022	500	521
Eastman Chemical Co			2.51%, 11/25/2022	1,000	1,030
2.70%, 01/15/2020	550	566	2.53%, 09/25/2024	1,500	1,550
4.50%, 01/15/2021	30	33	2.59%, 04/25/2023(a)	385	396
Ecolab Inc			2.92%, 04/25/2025(a)	800	846
5.50%, 12/08/2041	400	503	3.22%, 08/25/2024(a)	987	1,056
EI du Pont de Nemours & Co			3.46%, 01/25/2024(a)	98	106
3.63%, 01/15/2021	750	806	4.33%, 03/25/2020	101	108
4.15%, 02/15/2043	50	53	FHLMC Multifamily Structured Pass Through
6.00%, 07/15/2018	500	542	Certificates
LYB International Finance BV			2.08%, 12/25/2019(a)	17	17
4.88%, 03/15/2044	530	577	2.87%, 12/25/2021	350	370
LyondellBasell Industries NV			3.02%, 02/25/2023(a)	97	102
5.00%, 04/15/2019	400	431	3.06%, 07/25/2023(a)	150	162
Methanex Corp			3.17%, 10/25/2024	1,000	1,090
3.25%, 12/15/2019	30	30	3.21%, 03/25/2025	1,248	1,363
Monsanto Co			3.30%, 04/25/2023	500	546
2.75%, 07/15/2021	500	513	3.30%, 07/25/2024(a)	500	549
3.95%, 04/15/2045	500	485	3.53%, 06/25/2020	335	358
Mosaic Co/The			3.53%, 10/25/2023	500	554
5.45%, 11/15/2033	500	548	4.33%, 10/25/2020	500	552
5.63%, 11/15/2043	25	27	GS Mortgage Securities Trust 2011-GC5
Potash Corp of Saskatchewan Inc			3.00%, 08/10/2044	2	2
3.00%, 04/01/2025	150	152	3.71%, 08/10/2044	375	407
3.63%, 03/15/2024	50	53	GS Mortgage Securities Trust 2013-GCJ14
PPG Industries Inc			4.24%, 08/10/2046(a)	50	56
3.60%, 11/15/2020	50	53	GS Mortgage Securities Trust 2015-GC28
Praxair Inc			3.40%, 02/10/2048(a)	600	644
1.25%, 11/07/2018	1,000	1,002	JP Morgan Chase Commercial Mortgage
2.20%, 08/15/2022	50	51	Securities Trust 2006-LDP7
Westlake Chemical Corp			6.10%, 04/17/2045(a)	11	11
5.00%, 08/15/2046(c)	350	359	JPMBB Commercial Mortgage Securities
		$9,564	Trust 2013-C14
Commercial Mortgage Backed Securities - 1.73%			4.41%, 08/15/2046	500	561
Banc of America Commercial Mortgage Trust			JPMBB Commercial Mortgage Securities
2006-3			Trust 2014-C18
			4.08%, 02/15/2047(a)	50	56
5.89%, 07/10/2044	1	1
CD 2006-CD3 Mortgage Trust			JPMBB Commercial Mortgage Securities
5.62%, 10/15/2048	1	1	Trust 2014-C19
Citigroup Commercial Mortgage Trust 2008-			3.67%, 04/15/2047	500	534
C7
6.35%, 12/10/2049(a)	29	30	LB-UBS Commercial Mortgage Trust 2007-C6
			5.86%, 07/15/2040(a)	6	6
Citigroup Commercial Mortgage Trust 2013-
GC15
4.37%, 09/10/2046	500	569	LB-UBS Commercial Mortgage Trust 2007-C7
			5.87%, 09/15/2045(a)	361	374
Citigroup Commercial Mortgage Trust 2015-
GC33			Morgan Stanley Bank of America Merrill
3.52%, 09/10/2058	1,000	1,087	Lynch Trust 2013-C11
			3.09%, 08/15/2046(a)	100	102
COMM 2012-CCRE2 Mortgage Trust
3.79%, 08/15/2045	200	218	4.36%, 08/15/2046(a)	1,130	1,273
COMM 2012-CCRE4 Mortgage Trust			Morgan Stanley Bank of America Merrill
3.25%, 10/15/2045	500	528	Lynch Trust 2013-C12
COMM 2013-CCRE6 Mortgage Trust			4.26%, 10/15/2046	500	568
3.10%, 03/10/2046(a)	500	530	Morgan Stanley Bank of America Merrill
COMM 2014-CCRE15 Mortgage Trust			Lynch Trust 2014-C14
4.07%, 02/10/2047	500	562	3.67%, 02/15/2047	500	531
See accompanying notes.			94

Schedule of Investments
Bond Market Index Fund
August 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Commercial Mortgage Backed Securities (continued)			Computers (continued)
Morgan Stanley Bank of America Merrill			Apple Inc (continued)
Lynch Trust 2014-C15			3.20%, 05/13/2025	$560	$598
4.05%, 04/15/2047	$580	$651	3.25%, 02/23/2026	750	802
Morgan Stanley Bank of America Merrill			3.85%, 05/04/2043	550	571
Lynch Trust 2015-C20			4.38%, 05/13/2045	80	90
3.25%, 02/15/2048(a)	500	532	4.65%, 02/23/2046	170	199
Morgan Stanley Bank of America Merrill			Diamond 1 Finance Corp / Diamond 2 Finance
Lynch Trust 2015-C21			Corp
3.15%, 03/15/2048(a)	575	608	3.48%, 06/01/2019(c)	295	303
Morgan Stanley Capital I Trust 2006-IQ12			4.42%, 06/15/2021(c)	800	836
5.33%, 12/15/2043	43	43	6.02%, 06/15/2026(c)	640	685
Morgan Stanley Capital I Trust 2007-IQ13			8.10%, 07/15/2036(c)	220	255
5.36%, 03/15/2044(a)	274	277	8.35%, 07/15/2046(c)	185	216
Morgan Stanley Capital I Trust 2007-IQ14			EMC Corp
5.61%, 04/15/2049	34	34	1.88%, 06/01/2018	550	549
UBS Commercial Mortgage Trust 2012-C1			2.65%, 06/01/2020	500	496
3.00%, 05/10/2045	37	38	Hewlett Packard Enterprise Co
3.40%, 05/10/2045(a)	71	76	2.85%, 10/05/2018(c)	330	336
UBS-Barclays Commercial Mortgage Trust			3.60%, 10/15/2020(c)	320	335
2012-C3			4.90%, 10/15/2025(c)	200	214
3.09%, 08/10/2049(a)	50	53	6.20%, 10/15/2035(c)	400	420
UBS-Barclays Commercial Mortgage Trust			6.35%, 10/15/2045(c)	100	103
2012-C4			HP Inc
2.85%, 12/10/2045(a)	100	105	4.65%, 12/09/2021	250	273
Wachovia Bank Commercial Mortgage Trust			6.00%, 09/15/2041	280	289
Series 2007-C34			International Business Machines Corp
5.68%, 05/15/2046(a)	95	97	1.63%, 05/15/2020	500	504
WFRBS Commercial Mortgage Trust 2012-			2.25%, 02/19/2021	140	144
C7			3.45%, 02/19/2026	750	818
2.30%, 06/15/2045	594	605	4.00%, 06/20/2042	350	374
WFRBS Commercial Mortgage Trust 2012-			4.70%, 02/19/2046	145	172
C9			5.70%, 09/14/2017	650	681
3.39%, 11/15/2045	500	531	7.00%, 10/30/2025	370	504
WFRBS Commercial Mortgage Trust 2013-			Seagate HDD Cayman
C14			4.75%, 06/01/2023	550	536
3.34%, 06/15/2046	500	537			$14,690
WFRBS Commercial Mortgage Trust 2014-			Consumer Products - 0.03%
C20			Clorox Co/The
4.00%, 05/15/2047	500	559	3.80%, 11/15/2021	30	33
WFRBS Commercial Mortgage Trust 2014-			Kimberly-Clark Corp
LC14			2.40%, 03/01/2022	30	31
1.19%, 03/15/2047	65	65	2.65%, 03/01/2025	500	524
		$30,624	7.50%, 11/01/2018	25	28
Commercial Services - 0.15%					$616
California Institute of Technology			Cosmetics & Personal Care - 0.12%
4.32%, 08/01/2045	50	60	Colgate-Palmolive Co
Lender Processing Services Inc / Black Knight			2.45%, 11/15/2021	500	521
Lending Solutions Inc			Procter & Gamble Co/The
5.75%, 04/15/2023	22	23	2.30%, 02/06/2022	500	518
Massachusetts Institute of Technology			5.55%, 03/05/2037	250	356
4.68%, 07/01/2114	100	121	6.45%, 01/15/2026	500	674
Moody's Corp					$2,069
5.25%, 07/15/2044	90	112	Credit Card Asset Backed Securities - 0.21%
S&P Global Inc			Barclays Dryrock Issuance Trust
4.00%, 06/15/2025	350	382	2.20%, 12/15/2022(a)	760	776
6.55%, 11/15/2037	30	39	Capital One Multi-Asset Execution Trust
Total System Services Inc			5.75%, 07/15/2020	100	105
3.80%, 04/01/2021	500	530	Chase Issuance Trust
4.80%, 04/01/2026	500	553	1.36%, 04/15/2020	1,000	1,003
University of Southern California			Citibank Credit Card Issuance Trust
5.25%, 10/01/2111	20	27	2.88%, 01/23/2023	605	639
Western Union Co/The			Discover Card Execution Note Trust
2.88%, 12/10/2017	750	760	1.04%, 04/15/2019	491	491
5.25%, 04/01/2020	30	33	2.12%, 12/15/2021	500	510
Yale University			Synchrony Credit Card Master Note Trust
2.09%, 04/15/2019	50	51	1.36%, 08/17/2020	250	251
		$2,691			$3,775
Computers - 0.83%			Diversified Financial Services - 0.77%
Apple Inc			Air Lease Corp
1.00%, 05/03/2018	1,250	1,250	2.13%, 01/15/2018	775	776
1.55%, 02/07/2020	500	504	3.38%, 01/15/2019	50	51
2.25%, 02/23/2021	1,025	1,053	3.75%, 02/01/2022	70	73
2.85%, 05/06/2021	550	580
See accompanying notes.			95

Schedule of Investments
Bond Market Index Fund
August 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)
Diversified Financial Services (continued)			Electric (continued)
American Express Co			Duke Energy Carolinas LLC (continued)
4.05%, 12/03/2042	$500	$533	5.30%, 02/15/2040	$250	$322
7.00%, 03/19/2018	56	61	6.00%, 12/01/2028	500	657
American Express Credit Corp			6.45%, 10/15/2032	500	685
1.80%, 07/31/2018	500	504	Duke Energy Corp
2.25%, 08/15/2019	750	767	1.80%, 09/01/2021	500	498
Ameriprise Financial Inc			Duke Energy Florida LLC
4.00%, 10/15/2023	775	849	5.65%, 06/15/2018	30	32
Bear Stearns Cos LLC/The			Duke Energy Indiana LLC
6.40%, 10/02/2017	600	632	4.20%, 03/15/2042	30	34
BlackRock Inc			Duke Energy Progress LLC
3.38%, 06/01/2022	30	32	4.38%, 03/30/2044	400	464
5.00%, 12/10/2019	430	479	Edison International
Capital One Bank USA NA			2.95%, 03/15/2023	350	360
2.25%, 02/13/2019	400	405	Empresa Nacional de Electricidad SA/Chile
Charles Schwab Corp/The			4.25%, 04/15/2024	30	32
3.00%, 03/10/2025	300	313	Entergy Arkansas Inc
GE Capital International Funding Co			3.75%, 02/15/2021	30	32
Unlimited Co			Entergy Corp
3.37%, 11/15/2025	1,000	1,093	5.13%, 09/15/2020	30	33
4.42%, 11/15/2035	1,000	1,144	Entergy Louisiana LLC
HSBC Finance Corp			3.25%, 04/01/2028	500	533
6.68%, 01/15/2021	850	981	Eversource Energy
Intercontinental Exchange Inc			2.50%, 03/15/2021	500	513
2.75%, 12/01/2020	500	523	Exelon Corp
4.00%, 10/15/2023	25	28	4.95%, 06/15/2035	320	370
Jefferies Group LLC			Exelon Generation Co LLC
6.88%, 04/15/2021	280	321	4.25%, 06/15/2022	500	536
8.50%, 07/15/2019	33	38	Florida Power & Light Co
Legg Mason Inc			2.75%, 06/01/2023	500	520
4.75%, 03/15/2026	500	547	4.05%, 10/01/2044	25	29
5.63%, 01/15/2044	25	26	5.13%, 06/01/2041	40	51
MasterCard Inc			5.65%, 02/01/2037	250	333
2.00%, 04/01/2019	30	30	Georgia Power Co
3.38%, 04/01/2024	150	163	5.65%, 03/01/2037	750	956
National Rural Utilities Cooperative Finance			Great Plains Energy Inc
Corp			4.85%, 06/01/2021	30	33
2.85%, 01/27/2025	100	104	Hydro-Quebec
3.05%, 02/15/2022	530	557	8.05%, 07/07/2024	530	733
Nomura Holdings Inc			Idaho Power Co
6.70%, 03/04/2020	500	576	3.65%, 03/01/2045	200	207
Visa Inc			Interstate Power & Light Co
1.20%, 12/14/2017	750	752	3.25%, 12/01/2024	300	318
2.20%, 12/14/2020	375	386	Louisville Gas & Electric Co
3.15%, 12/14/2025	360	384	5.13%, 11/15/2040	330	420
4.15%, 12/14/2035	140	161	Mississippi Power Co
4.30%, 12/14/2045	240	284	4.25%, 03/15/2042	30	28
		$13,573	Nevada Power Co
Electric - 1.75%			5.45%, 05/15/2041	340	439
Ameren Illinois Co			7.13%, 03/15/2019	434	496
2.70%, 09/01/2022	530	550	NextEra Energy Capital Holdings Inc
Arizona Public Service Co			2.30%, 04/01/2019	300	305
3.35%, 06/15/2024	40	43	4.50%, 06/01/2021	50	55
Berkshire Hathaway Energy Co			Northern States Power Co/MN
3.75%, 11/15/2023	750	820	5.35%, 11/01/2039	30	40
6.13%, 04/01/2036	450	605	Oncor Electric Delivery Co LLC
Commonwealth Edison Co			5.25%, 09/30/2040	530	686
4.70%, 01/15/2044	150	182	Pacific Gas & Electric Co
Consolidated Edison Co of New York Inc			3.75%, 02/15/2024	125	138
6.65%, 04/01/2019	540	610	5.40%, 01/15/2040	30	39
6.75%, 04/01/2038	530	778	5.80%, 03/01/2037	500	665
Constellation Energy Group Inc			6.35%, 02/15/2038	400	559
5.15%, 12/01/2020	500	557	8.25%, 10/15/2018	300	341
Dominion Resources Inc/VA			PacifiCorp
2.50%, 12/01/2019	300	306	5.65%, 07/15/2018	30	32
4.05%, 09/15/2042	900	917	6.00%, 01/15/2039	500	689
DTE Electric Co			PECO Energy Co
3.70%, 03/15/2045	200	216	2.38%, 09/15/2022	460	469
6.63%, 06/01/2036	50	72	4.15%, 10/01/2044	400	453
DTE Energy Co			Potomac Electric Power Co
3.50%, 06/01/2024	500	535	3.60%, 03/15/2024	30	33
Duke Energy Carolinas LLC			PPL Capital Funding Inc
4.00%, 09/30/2042	280	307	3.50%, 12/01/2022	1,000	1,061

See accompanying notes.

Schedule of Investments Bond Market Index Fund August 31, 2016

Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Electric (continued)			Environmental Control (continued)
Progress Energy Inc			Waste Management Inc
3.15%, 04/01/2022	$40	$42	3.50%, 05/15/2024	$1,000	$1,080
7.75%, 03/01/2031	500	708			$1,422
Public Service Co of Colorado			Federal & Federally Sponsored Credit - 0.01%
3.95%, 03/15/2043	30	33	Federal Farm Credit Banks
Public Service Electric & Gas Co			1.58%, 02/17/2021	150	150
3.05%, 11/15/2024	300	317
3.50%, 08/15/2020	372	395	Finance - Mortgage Loan/Banker - 2.24%
Puget Energy Inc			Fannie Mae
6.00%, 09/01/2021	500	578	0.00%, 10/09/2019(b)	85	81
Puget Sound Energy Inc			0.88%, 12/27/2017	650	649
4.30%, 05/20/2045	400	468	0.88%, 02/08/2018	500	500
4.43%, 11/15/2041	30	35	0.88%, 08/02/2019	500	497
San Diego Gas & Electric Co			1.00%, 12/28/2017	72	72
3.60%, 09/01/2023	30	33	1.05%, 05/25/2018	50	50
South Carolina Electric & Gas Co			1.13%, 04/30/2018	750	750
5.45%, 02/01/2041	540	691	1.13%, 07/20/2018	500	502
Southern California Edison Co			1.13%, 12/14/2018	700	703
5.50%, 03/15/2040	350	462	1.13%, 07/26/2019	2,200	2,194
5.95%, 02/01/2038	30	41	1.25%, 02/26/2019	2,000	1,999
Southern Co/The			1.25%, 05/06/2021	300	299
2.35%, 07/01/2021	400	405	1.38%, 01/28/2019	205	207
2.45%, 09/01/2018	540	551	1.38%, 02/26/2021	250	251
4.40%, 07/01/2046	540	595	1.50%, 06/22/2020	750	760
Southwestern Electric Power Co			1.50%, 11/30/2020	500	506
5.88%, 03/01/2018	600	636	1.63%, 11/27/2018	125	127
6.20%, 03/15/2040	390	499	1.75%, 09/12/2019	1,000	1,021
6.45%, 01/15/2019	30	33	1.75%, 11/26/2019	400	409
Southwestern Public Service Co			1.88%, 09/18/2018	100	102
4.50%, 08/15/2041	600	704	1.88%, 02/19/2019	500	511
TransAlta Corp			1.88%, 12/28/2020	300	308
6.50%, 03/15/2040	30	27	2.13%, 04/24/2026	1,000	1,022
Union Electric Co			2.63%, 09/06/2024	500	535
3.65%, 04/15/2045	500	529	3.00%, 03/01/2028	500	500
Virginia Electric & Power Co			5.63%, 07/15/2037	65	98
3.15%, 01/15/2026	500	531	6.63%, 11/15/2030	500	768
4.45%, 02/15/2044	500	585	7.13%, 01/15/2030	250	392
WEC Energy Group Inc			7.25%, 05/15/2030	249	396
3.55%, 06/15/2025	70	76	Federal Home Loan Banks
Wisconsin Electric Power Co			0.63%, 10/26/2017	400	399
4.30%, 12/15/2045	205	238	0.63%, 08/07/2018	400	398
Wisconsin Power & Light Co			0.88%, 03/19/2018	1,500	1,501
4.10%, 10/15/2044	50	56	0.88%, 06/29/2018	1,000	1,000
		$30,995	0.88%, 10/01/2018	500	499
Electrical Components & Equipment - 0.02%			1.00%, 12/19/2017	600	602
Emerson Electric Co			1.13%, 04/25/2018	500	502
2.63%, 02/15/2023	30	31	1.13%, 07/14/2021	450	446
4.88%, 10/15/2019	30	33	1.38%, 02/18/2021	500	503
5.25%, 10/15/2018	250	271	1.63%, 06/14/2019	800	813
		$335	1.75%, 12/14/2018	750	763
Electronics - 0.13%			1.88%, 03/13/2020	500	514
Amphenol Corp			2.00%, 09/14/2018	500	511
1.55%, 09/15/2017	500	501	4.13%, 03/13/2020	100	110
Arrow Electronics Inc			5.00%, 11/17/2017	1,250	1,313
4.50%, 03/01/2023	30	32	5.50%, 07/15/2036	50	73
Corning Inc			5.63%, 06/11/2021	65	78
4.25%, 08/15/2020	500	540	Freddie Mac
Honeywell International Inc			0.75%, 01/12/2018	1,550	1,548
3.35%, 12/01/2023	500	541	0.75%, 04/09/2018	500	499
Jabil Circuit Inc			0.88%, 03/07/2018	2,000	2,000
4.70%, 09/15/2022	30	31	1.00%, 12/15/2017	400	401
Koninklijke Philips NV			1.00%, 05/25/2018	1,400	1,399
3.75%, 03/15/2022	500	539	1.13%, 04/15/2019	1,000	1,004
5.00%, 03/15/2042	30	34	1.25%, 10/02/2019	1,500	1,510
5.75%, 03/11/2018	26	28	1.38%, 05/01/2020	500	505
Tyco Electronics Group SA			1.40%, 08/22/2019	163	164
7.13%, 10/01/2037	37	53	1.75%, 05/30/2019	250	255
		$2,299	2.38%, 01/13/2022	1,750	1,841
Environmental Control - 0.08%			3.75%, 03/27/2019	1,250	1,338
Republic Services Inc			4.88%, 06/13/2018	63	68
3.20%, 03/15/2025	300	314	5.00%, 02/16/2017	73	75
5.50%, 09/15/2019	25	28	5.13%, 11/17/2017	70	74
			6.25%, 07/15/2032	500	763

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's) Value (000's)
Finance - Mortgage Loan/Banker (continued)			Gas (continued)
Freddie Mac (continued)			Southern California Gas Co
6.75%, 03/15/2031	$43	$67	3.15%, 09/15/2024	$500	$537
		$39,745	4.45%, 03/15/2044	50	60
Food- 0.52%					$3,099
Campbell Soup Co			Hand & Machine Tools - 0.01%
4.25%, 04/15/2021	30	33	Stanley Black & Decker Inc
ConAgra Foods Inc			3.40%, 12/01/2021	250	267
3.25%, 09/15/2022	1,030	1,067
General Mills Inc			Healthcare - Products - 0.42%
1.40%, 10/20/2017	550	552	Abbott Laboratories
3.15%, 12/15/2021	30	32	2.00%, 03/15/2020	300	305
JM Smucker Co/The			5.13%, 04/01/2019	530	579
3.00%, 03/15/2022	300	315	Becton Dickinson and Co
4.25%, 03/15/2035	300	335	3.73%, 12/15/2024	500	544
Kellogg Co			3.88%, 05/15/2024	30	32
4.00%, 12/15/2020	780	855	5.00%, 11/12/2040	30	35
Koninklijke Ahold Delhaize NV			Boston Scientific Corp
5.70%, 10/01/2040	30	37	3.85%, 05/15/2025	950	1,019
Kraft Heinz Foods Co			6.00%, 01/15/2020	30	34
2.00%, 07/02/2018	330	334	Covidien International Finance SA
3.00%, 06/01/2026	285	289	6.00%, 10/15/2017	530	558
3.50%, 06/06/2022	500	534	Medtronic Inc
3.50%, 07/15/2022	500	534	1.50%, 03/15/2018	250	251
3.95%, 07/15/2025	120	131	3.50%, 03/15/2025	780	846
4.38%, 06/01/2046	345	373	4.38%, 03/15/2035	234	268
5.20%, 07/15/2045	260	312	4.63%, 03/15/2044	500	593
5.38%, 02/10/2020	30	34	5.55%, 03/15/2040	40	52
6.50%, 02/09/2040	30	41	St Jude Medical Inc
Kroger Co/The			4.75%, 04/15/2043	300	323
2.95%, 11/01/2021	500	523	Stryker Corp
5.15%, 08/01/2043	500	621	3.50%, 03/15/2026	500	532
5.40%, 07/15/2040	30	37	4.38%, 05/15/2044	25	27
Mondelez International Inc			Thermo Fisher Scientific Inc
4.00%, 02/01/2024	30	33	4.15%, 02/01/2024	600	658
6.50%, 02/09/2040	530	726	4.70%, 05/01/2020	30	33
Sysco Corp			Zimmer Biomet Holdings Inc
3.30%, 07/15/2026	500	524	2.00%, 04/01/2018	200	201
Tyson Foods Inc			3.15%, 04/01/2022	200	207
4.88%, 08/15/2034	350	397	4.45%, 08/15/2045	300	316
Unilever Capital Corp					$7,413
4.25%, 02/10/2021	500	557	Healthcare - Services - 0.51%
		$9,226	Aetna Inc
Forest Products & Paper - 0.09%			1.50%, 11/15/2017	1,030	1,032
Georgia-Pacific LLC			2.40%, 06/15/2021	520	528
7.75%, 11/15/2029	20	29	3.20%, 06/15/2026	395	402
8.00%, 01/15/2024	400	533	4.25%, 06/15/2036	155	161
International Paper Co			4.38%, 06/15/2046	280	290
3.65%, 06/15/2024	250	264	6.63%, 06/15/2036	13	18
4.40%, 08/15/2047	250	254	6.75%, 12/15/2037	205	287
7.30%, 11/15/2039	326	441	Anthem Inc
Plum Creek Timberlands LP			3.50%, 08/15/2024	450	474
4.70%, 03/15/2021	30	32	4.65%, 01/15/2043	30	33
		$1,553	4.65%, 08/15/2044	650	721
Gas- 0.17%			Cigna Corp
Atmos Energy Corp			4.00%, 02/15/2022	600	649
4.13%, 10/15/2044	250	278	Coventry Health Care Inc
CenterPoint Energy Inc			5.45%, 06/15/2021	108	123
6.50%, 05/01/2018	30	32	Humana Inc
Dominion Gas Holdings LLC			2.63%, 10/01/2019	20	20
3.55%, 11/01/2023	30	31	4.63%, 12/01/2042	500	535
4.60%, 12/15/2044	500	543	Laboratory Corp of America Holdings
NiSource Finance Corp			4.70%, 02/01/2045	250	275
6.40%, 03/15/2018	215	230	Memorial Sloan-Kettering Cancer Center
6.80%, 01/15/2019	250	279	4.13%, 07/01/2052	350	394
ONE Gas Inc			4.20%, 07/01/2055	250	285
3.61%, 02/01/2024	50	54	Quest Diagnostics Inc
Piedmont Natural Gas Co Inc			4.75%, 01/30/2020	12	13
4.10%, 09/18/2034	25	26	UnitedHealth Group Inc
Sempra Energy			1.90%, 07/16/2018	300	304
2.40%, 03/15/2020	200	204	2.70%, 07/15/2020	300	313
6.00%, 10/15/2039	634	825	3.75%, 07/15/2025	190	211
			4.70%, 02/15/2021	500	560
			4.75%, 07/15/2045	500	620

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2016

		Principal			Principal
BONDS (continued)		Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Healthcare - Services (continued)				Insurance (continued)
UnitedHealth Group Inc	(continued)			Travelers Cos Inc/The
6.50%, 06/15/2037		$500	$715	6.25%, 06/15/2037	$533	$748
			$8,963	XLIT Ltd
Housewares - 0.06%				2.30%, 12/15/2018	500	507
Newell Brands Inc						$16,433
2.88%, 12/01/2019		200	206	Internet - 0.25%
4.20%, 04/01/2026		750	819	Alibaba Group Holding Ltd
			$1,025	3.60%, 11/28/2024	1,000	1,050
Insurance - 0.93%				Alphabet Inc
Aflac Inc				2.00%, 08/15/2026	500	494
3.63%, 11/15/2024		300	324	3.63%, 05/19/2021	40	44
6.45%, 08/15/2040		30	41	Amazon.com Inc
Allstate Corp/The				2.50%, 11/29/2022	40	41
5.35%, 06/01/2033		350	439	2.60%, 12/05/2019	500	520
American International Group Inc				4.80%, 12/05/2034	350	420
3.88%, 01/15/2035		300	298	Baidu Inc
3.90%, 04/01/2026		750	788	3.25%, 08/06/2018	351	360
4.80%, 07/10/2045		260	280	eBay Inc
4.88%, 06/01/2022		850	952	2.20%, 08/01/2019	1,000	1,013
Aon Corp				2.60%, 07/15/2022	450	455
5.00%, 09/30/2020		480	531			$4,397
Aon PLC				Iron & Steel - 0.06%
3.50%, 06/14/2024		250	262	Nucor Corp
AXA SA				4.00%, 08/01/2023	250	270
8.60%, 12/15/2030		30	42	Vale Overseas Ltd
AXIS Specialty Finance PLC				5.63%, 09/15/2019	380	399
2.65%, 04/01/2019		500	506	6.88%, 11/10/2039	50	49
Berkshire Hathaway Finance Corp				Vale SA
4.25%, 01/15/2021		350	388	5.63%, 09/11/2042	350	301
Berkshire Hathaway Inc						$1,019
3.13%, 03/15/2026		275	292	Leisure Products & Services - 0.02%
3.75%, 08/15/2021		750	823	Carnival Corp
4.50%, 02/11/2043		350	414	3.95%, 10/15/2020	25	27
Chubb Corp/The				Harley-Davidson Inc
6.50%, 05/15/2038		326	475	3.50%, 07/28/2025	300	319
Chubb INA Holdings Inc						$346
2.70%, 03/13/2023		300	311	Lodging - 0.06%
2.88%, 11/03/2022		500	527	Marriott International Inc/MD
5.90%, 06/15/2019		30	33	2.30%, 01/15/2022	350	352
CNA Financial Corp				2.88%, 03/01/2021	600	620
5.75%, 08/15/2021		40	46	Wyndham Worldwide Corp
First American Financial Corp				3.90%, 03/01/2023	25	26
4.60%, 11/15/2024		300	311			$998
Hartford Financial Services Group Inc/The				Machinery - Construction & Mining - 0.16%
6.63%, 03/30/2040		530	688	Caterpillar Financial Services Corp
Lincoln National Corp				1.70%, 08/09/2021	250	249
6.15%, 04/07/2036		300	358	1.80%, 11/13/2018	750	760
8.75%, 07/01/2019		430	503	2.40%, 08/09/2026	250	249
Manulife Financial Corp				2.45%, 09/06/2018	500	512
4.15%, 03/04/2026		300	327	5.45%, 04/15/2018	500	534
Marsh & McLennan Cos Inc				7.15%, 02/15/2019	25	28
2.35%, 09/10/2019		25	25	Caterpillar Inc
2.35%, 03/06/2020		200	204	3.40%, 05/15/2024	500	540
MetLife Inc				3.80%, 08/15/2042	50	53
3.60%, 11/13/2025		750	795			$2,925
4.05%, 03/01/2045		200	199
4.72%, 12/15/2044(a)		200	220	Machinery - Diversified - 0.10%

4.75%, 02/08/2021		750	843	Cummins Inc
6.40%, 12/15/2066(a)		430	483	4.88%, 10/01/2043	25	31
				John Deere Capital Corp
7.72%, 02/15/2019		130	149	1.20%, 10/10/2017	30	30
PartnerRe Finance B LLC				1.55%, 12/15/2017	25	25
5.50%, 06/01/2020		40	45	2.75%, 03/15/2022	530	551
Progressive Corp/The				2.80%, 03/06/2023	500	524
3.75%, 08/23/2021		30	33	3.35%, 06/12/2024	300	324
4.35%, 04/25/2044		30	35	Rockwell Automation Inc
Prudential Financial Inc				6.25%, 12/01/2037	129	179
2.30%, 08/15/2018		270	274	Roper Technologies Inc
5.70%, 12/14/2036		480	585	1.85%, 11/15/2017	30	30
6.63%, 12/01/2037		550	720
						$1,694
7.38%, 06/15/2019		500	576
Reinsurance Group of America Inc				Media- 1.05%

4.70%, 09/15/2023		30	33	21st Century Fox America Inc
				3.00%, 09/15/2022	540	563

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2016

		Principal			Principal
BONDS (continued)		Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)
Media (continued)				Mining (continued)
21st Century Fox America Inc	(continued)			Rio Tinto Alcan Inc
4.50%, 02/15/2021		$500	$556	5.75%, 06/01/2035	$400	$452
6.40%, 12/15/2035		50	65	6.13%, 12/15/2033	30	35
7.85%, 03/01/2039		500	732	Southern Copper Corp
CBS Corp				5.38%, 04/16/2020	40	44
3.70%, 08/15/2024		500	528	5.88%, 04/23/2045	350	355
5.75%, 04/15/2020		530	600	6.75%, 04/16/2040	100	111
7.88%, 07/30/2030		30	43			$4,038
Comcast Corp				Miscellaneous Manufacturers - 0.45%
2.75%, 03/01/2023		50	52	3M Co
3.13%, 07/15/2022		575	614	2.00%, 06/26/2022	500	510
3.38%, 02/15/2025		600	646	5.70%, 03/15/2037	30	41
3.38%, 08/15/2025		300	324	Dover Corp
4.50%, 01/15/2043		25	29	5.38%, 03/01/2041	30	39
4.60%, 08/15/2045		270	317	Eaton Corp
5.65%, 06/15/2035		500	655	1.50%, 11/02/2017	500	502
5.70%, 05/15/2018		600	646	2.75%, 11/02/2022	20	21
6.30%, 11/15/2017		500	531	4.15%, 11/02/2042	20	22
6.40%, 03/01/2040		500	714	General Electric Co
6.45%, 03/15/2037		560	786	2.30%, 01/14/2019	500	513
Discovery Communications LLC				3.15%, 09/07/2022	500	534
5.05%, 06/01/2020		430	473	4.50%, 03/11/2044	500	591
6.35%, 06/01/2040		40	42	4.63%, 01/07/2021	50	56
Grupo Televisa SAB				5.25%, 12/06/2017	500	526
5.00%, 05/13/2045		500	521	5.63%, 09/15/2017	500	524
RELX Capital Inc				5.88%, 01/14/2038	1,250	1,711
3.13%, 10/15/2022		16	16	6.75%, 03/15/2032	250	358
Scripps Networks Interactive Inc				Ingersoll-Rand Luxembourg Finance SA
3.95%, 06/15/2025		350	371	2.63%, 05/01/2020	500	510
Thomson Reuters Corp				Parker-Hannifin Corp
3.35%, 05/15/2026		400	413	3.30%, 11/21/2024	300	322
3.95%, 09/30/2021		200	214	3.50%, 09/15/2022	30	32
5.85%, 04/15/2040		30	36	Textron Inc
Time Warner Cable Inc				4.00%, 03/15/2026	500	528
4.50%, 09/15/2042		1,000	968	Tyco International Finance SA
7.30%, 07/01/2038		60	78	5.13%, 09/14/2045	500	604
8.75%, 02/14/2019		830	965			$7,944
Time Warner Inc				Office & Business Equipment - 0.04%
2.95%, 07/15/2026		400	408	Pitney Bowes Inc
3.55%, 06/01/2024		500	532	5.75%, 09/15/2017	29	30
4.85%, 07/15/2045		500	574	Xerox Corp
4.88%, 03/15/2020		430	476	4.50%, 05/15/2021	30	31
6.20%, 03/15/2040		430	555	5.63%, 12/15/2019	350	379
Viacom Inc				6.75%, 12/15/2039	250	256
3.88%, 12/15/2021		530	566			$696
4.38%, 03/15/2043		330	299	Oil & Gas - 2.15%
4.85%, 12/15/2034		500	505	Anadarko Petroleum Corp
Walt Disney Co/The				6.20%, 03/15/2040	430	480
1.10%, 12/01/2017		500	500	Apache Corp
1.85%, 05/30/2019		1,000	1,018	3.63%, 02/01/2021	530	556
3.75%, 06/01/2021		525	576	4.75%, 04/15/2043	280	290
7.00%, 03/01/2032		30	44	BP Capital Markets PLC
			$18,551	2.52%, 01/15/2020	500	515
Metal Fabrication & Hardware - 0.01%				3.25%, 05/06/2022	640	678
Precision Castparts Corp				4.75%, 03/10/2019	170	184
1.25%, 01/15/2018		30	30	Canadian Natural Resources Ltd
3.90%, 01/15/2043		193	216	1.75%, 01/15/2018	300	299
			$246	3.80%, 04/15/2024	750	752
Mining - 0.23%				Chevron Corp
Barrick Gold Corp				1.35%, 11/15/2017	300	301
4.10%, 05/01/2023		350	377	1.72%, 06/24/2018	350	354
Barrick North America Finance LLC				2.19%, 11/15/2019	350	358
5.75%, 05/01/2043		280	330	2.36%, 12/05/2022	350	359
BHP Billiton Finance USA Ltd				2.42%, 11/17/2020	175	181
2.05%, 09/30/2018		250	253	2.43%, 06/24/2020	290	300
5.00%, 09/30/2043		500	597	2.95%, 05/16/2026	180	188
Goldcorp Inc				3.33%, 11/17/2025	165	178
3.63%, 06/09/2021		30	32	CNOOC Finance 2013 Ltd
3.70%, 03/15/2023		500	522	3.00%, 05/09/2023	500	510
Newmont Mining Corp				CNOOC Nexen Finance 2014 ULC
3.50%, 03/15/2022		500	520	4.25%, 04/30/2024	500	546
6.25%, 10/01/2039		350	410

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Oil & Gas (continued)			Oil & Gas (continued)
ConocoPhillips			Statoil ASA
6.00%, 01/15/2020	$500	$565	1.25%, 11/09/2017	$750	$751
6.50%, 02/01/2039	490	644	1.95%, 11/08/2018	1,000	1,012
ConocoPhillips Co			2.25%, 11/08/2019	500	511
1.05%, 12/15/2017	100	99	3.15%, 01/23/2022	300	318
2.88%, 11/15/2021	300	308	5.25%, 04/15/2019	808	885
4.95%, 03/15/2026	500	569	Suncor Energy Inc
Devon Energy Corp			6.50%, 06/15/2038	400	525
5.60%, 07/15/2041	495	495	6.85%, 06/01/2039	13	18
Ecopetrol SA			Total Capital International SA
5.88%, 09/18/2023	1,040	1,130	2.13%, 01/10/2019	400	408
EOG Resources Inc			2.88%, 02/17/2022	400	416
2.63%, 03/15/2023	480	479	Total Capital SA
4.15%, 01/15/2026	500	551	2.13%, 08/10/2018	750	762
4.40%, 06/01/2020	40	43	4.25%, 12/15/2021	550	613
EQT Corp			Valero Energy Corp
6.50%, 04/01/2018	30	31	9.38%, 03/15/2019	500	592
Exxon Mobil Corp					$38,163
1.31%, 03/06/2018	200	201	Oil & Gas Services - 0.13%
1.71%, 03/01/2019	375	379	Halliburton Co
1.91%, 03/06/2020	500	509	3.25%, 11/15/2021	530	550
2.22%, 03/01/2021	500	513	3.80%, 11/15/2025	145	150
2.40%, 03/06/2022	500	515	4.85%, 11/15/2035	530	569
2.71%, 03/06/2025	200	209	5.00%, 11/15/2045	230	253
3.04%, 03/01/2026	500	531	7.45%, 09/15/2039	26	36
4.11%, 03/01/2046	500	573	National Oilwell Varco Inc
Hess Corp			2.60%, 12/01/2022	400	377
7.30%, 08/15/2031	540	627	3.95%, 12/01/2042	400	321
HollyFrontier Corp					$2,256
5.88%, 04/01/2026	500	549	Packaging & Containers - 0.00%
Husky Energy Inc			Packaging Corp of America
4.00%, 04/15/2024	500	511	4.50%, 11/01/2023	25	27
Kerr-McGee Corp			WestRock MWV LLC
6.95%, 07/01/2024	400	468	7.38%, 09/01/2019	25	29
Marathon Oil Corp					$56
3.85%, 06/01/2025	500	468	Pharmaceuticals - 1.40%
5.90%, 03/15/2018	30	31	AbbVie Inc
Marathon Petroleum Corp			1.80%, 05/14/2018	570	573
3.63%, 09/15/2024	500	507	2.50%, 05/14/2020	620	635
5.00%, 09/15/2054	200	181	2.90%, 11/06/2022	550	565
Nexen Energy ULC			3.20%, 05/14/2026	390	400
6.40%, 05/15/2037	730	977	3.60%, 05/14/2025	150	159
7.50%, 07/30/2039	39	59	4.30%, 05/14/2036	240	254
Noble Energy Inc			4.45%, 05/14/2046	270	290
4.15%, 12/15/2021	750	795	4.50%, 05/14/2035	220	239
Occidental Petroleum Corp			4.70%, 05/14/2045	320	356
1.50%, 02/15/2018	300	301	Actavis Funding SCS
3.50%, 06/15/2025	500	532	3.00%, 03/12/2020	685	707
Petro-Canada			3.80%, 03/15/2025	1,520	1,606
6.80%, 05/15/2038	534	715	4.55%, 03/15/2035	170	183
Petroleos Mexicanos			Actavis Inc
4.25%, 01/15/2025	50	50	1.88%, 10/01/2017	500	502
4.88%, 01/24/2022	1,180	1,229	6.13%, 08/15/2019	34	38
5.50%, 06/27/2044	30	28	AmerisourceBergen Corp
5.63%, 01/23/2046	800	773	3.40%, 05/15/2024	30	32
5.75%, 03/01/2018	1,300	1,366	AstraZeneca PLC
6.63%, 06/15/2035	750	812	1.75%, 11/16/2018	750	757
Phillips 66			2.38%, 11/16/2020	195	201
4.88%, 11/15/2044	500	560	3.38%, 11/16/2025	180	193
5.88%, 05/01/2042	30	38	4.00%, 09/18/2042	300	321
Pioneer Natural Resources Co			5.90%, 09/15/2017	500	524
3.95%, 07/15/2022	30	32	Baxalta Inc
Shell International Finance BV			3.60%, 06/23/2022	750	773
1.38%, 05/10/2019	605	605	5.25%, 06/23/2045	250	294
1.88%, 05/10/2021	1,045	1,050	Bristol-Myers Squibb Co
2.88%, 05/10/2026	155	160	3.25%, 08/01/2042	515	528
3.25%, 05/11/2025	280	298	Cardinal Health Inc
4.13%, 05/11/2035	60	66	4.60%, 03/15/2043	430	478
4.38%, 03/25/2020	565	619	Eli Lilly & Co
4.38%, 05/11/2045	500	553	5.50%, 03/15/2027	530	683
5.50%, 03/25/2040	430	537	Express Scripts Holding Co
6.38%, 12/15/2038	350	482	3.90%, 02/15/2022	500	539

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2016

		Principal			Principal
BONDS (continued)		Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Pharmaceuticals (continued)				Pipelines (continued)
Express Scripts Holding Co	(continued)			Enterprise Products Operating
4.75%, 11/15/2021		$50	$56	LLC (continued)
GlaxoSmithKline Capital Inc				5.20%, 09/01/2020	$430	$484
5.65%, 05/15/2018		430	462	6.88%, 03/01/2033	39	49
6.38%, 05/15/2038		430	627	Kinder Morgan Energy Partners LP
Johnson & Johnson				3.50%, 09/01/2023	390	387
1.65%, 03/01/2021		265	269	4.70%, 11/01/2042	20	18
2.45%, 03/01/2026		225	233	6.38%, 03/01/2041	380	408
3.55%, 03/01/2036		750	845	6.95%, 01/15/2038	383	439
4.85%, 05/15/2041		450	599	Kinder Morgan Inc/DE
5.95%, 08/15/2037		75	111	3.05%, 12/01/2019	400	411
McKesson Corp				5.05%, 02/15/2046	300	288
2.70%, 12/15/2022		500	508	Magellan Midstream Partners LP
4.75%, 03/01/2021		100	111	4.25%, 02/01/2021	750	806
4.88%, 03/15/2044		80	96	ONEOK Partners LP
Mead Johnson Nutrition Co				6.13%, 02/01/2041	30	33
4.60%, 06/01/2044		30	33	8.63%, 03/01/2019	530	598
Merck & Co Inc				Plains All American Pipeline LP / PAA
1.10%, 01/31/2018		500	501	Finance Corp
4.15%, 05/18/2043		750	858	4.30%, 01/31/2043	100	82
6.55%, 09/15/2037		290	416	4.70%, 06/15/2044	30	27
Merck Sharp & Dohme Corp				6.65%, 01/15/2037	500	558
5.00%, 06/30/2019		530	585	8.75%, 05/01/2019	170	195
Mylan Inc				Regency Energy Partners LP / Regency
4.20%, 11/29/2023		30	32	Energy Finance Corp
Mylan NV				5.00%, 10/01/2022	350	372
3.15%, 06/15/2021(c)		325	332	Spectra Energy Capital LLC
3.95%, 06/15/2026(c)		240	247	8.00%, 10/01/2019	30	35
5.25%, 06/15/2046(c)		125	137	Spectra Energy Partners LP
Novartis Capital Corp				4.75%, 03/15/2024	30	33
3.40%, 05/06/2024		500	550	5.95%, 09/25/2043	400	484
4.40%, 04/24/2020		30	33	Sunoco Logistics Partners Operations LP
4.40%, 05/06/2044		530	635	4.65%, 02/15/2022	155	167
Novartis Securities Investment Ltd				5.50%, 02/15/2020	30	33
5.13%, 02/10/2019		500	547	TransCanada PipeLines Ltd
Perrigo Co PLC				3.75%, 10/16/2023	30	32
5.30%, 11/15/2043		500	519	6.10%, 06/01/2040	30	38
Pfizer Inc				6.50%, 08/15/2018	30	33
1.95%, 06/03/2021		200	203	7.25%, 08/15/2038	750	1,055
3.40%, 05/15/2024		100	110	Williams Partners LP
4.30%, 06/15/2043		200	228	3.90%, 01/15/2025	500	497
5.20%, 08/12/2020		110	125	4.00%, 09/15/2025	50	50
6.20%, 03/15/2019		380	425	5.10%, 09/15/2045	220	216
7.20%, 03/15/2039		400	614	5.25%, 03/15/2020	530	571
Teva Pharmaceutical Finance IV BV				6.30%, 04/15/2040	30	33
3.65%, 11/10/2021		750	799			$12,226
Teva Pharmaceutical Finance Netherlands III				Real Estate - 0.04%
BV				Brookfield Asset Management Inc
3.15%, 10/01/2026		500	503	4.00%, 01/15/2025	300	309
Wyeth LLC				Prologis LP
6.50%, 02/01/2034		500	690	2.75%, 02/15/2019	390	399
Zoetis Inc						$708
3.25%, 02/01/2023		40	41	Regional Authority - 0.26%
			$24,910	Province of British Columbia Canada
Pipelines - 0.69%				2.00%, 10/23/2022	500	509
Boardwalk Pipelines LP				2.65%, 09/22/2021	400	422
3.38%, 02/01/2023		30	28	6.50%, 01/15/2026	45	61
Buckeye Partners LP				Province of Manitoba Canada
4.35%, 10/15/2024		25	25	1.75%, 05/30/2019	500	507
Enbridge Energy Partners LP				3.05%, 05/14/2024	30	32
5.20%, 03/15/2020		24	26	Province of Ontario Canada
7.38%, 10/15/2045		70	86	1.10%, 10/25/2017	500	501
Energy Transfer Partners LP				2.50%, 09/10/2021	500	519
4.05%, 03/15/2025		300	300	3.20%, 05/16/2024	440	477
4.90%, 03/15/2035		500	482	4.00%, 10/07/2019	400	432
6.50%, 02/01/2042		530	572	Province of Quebec Canada
9.00%, 04/15/2019		16	18	2.75%, 08/25/2021	540	568
Enterprise Products Operating LLC				2.88%, 10/16/2024	500	532
1.65%, 05/07/2018		175	175	7.50%, 09/15/2029	36	54
3.70%, 02/15/2026		400	417	Province of Saskatchewan Canada
3.75%, 02/15/2025		850	889	8.50%, 07/15/2022	17	23
4.45%, 02/15/2043		350	352			$4,637
4.85%, 08/15/2042		400	424

See accompanying notes.

Schedule of Investments Bond Market Index Fund August 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
REITS- 0.72%			REITS (continued)
Alexandria Real Estate Equities Inc			Weyerhaeuser Co
3.90%, 06/15/2023	$750	$782	7.38%, 10/01/2019	$500	$572
American Tower Corp			7.38%, 03/15/2032	30	41
4.70%, 03/15/2022	50	55			$12,773
5.90%, 11/01/2021	500	583	Retail - 1.00%
AvalonBay Communities Inc			AutoZone Inc
2.85%, 03/15/2023	30	31	3.13%, 04/21/2026	500	516
3.50%, 11/15/2024	1,000	1,056	Bed Bath & Beyond Inc
3.63%, 10/01/2020	100	106	3.75%, 08/01/2024	500	519
Boston Properties LP			Costco Wholesale Corp
3.13%, 09/01/2023	20	21	1.75%, 02/15/2020	250	253
5.63%, 11/15/2020	30	34	CVS Health Corp
5.88%, 10/15/2019	530	590	1.90%, 07/20/2018	1,350	1,367
Camden Property Trust			2.80%, 07/20/2020	340	354
3.50%, 09/15/2024	25	26	3.50%, 07/20/2022	500	537
CBL & Associates LP			5.13%, 07/20/2045	240	299
5.25%, 12/01/2023	200	203	Dollar General Corp
Crown Castle International Corp			1.88%, 04/15/2018	530	534
3.70%, 06/15/2026	210	220	Home Depot Inc/The
CubeSmart LP			3.75%, 02/15/2024	500	557
4.38%, 12/15/2023	30	33	4.25%, 04/01/2046	650	756
DDR Corp			5.88%, 12/16/2036	550	758
4.63%, 07/15/2022	130	141	Kohl's Corp
Duke Realty LP			4.00%, 11/01/2021	30	32
3.75%, 12/01/2024	300	319	4.25%, 07/17/2025	300	311
3.88%, 10/15/2022	530	565	Lowe's Cos Inc
EPR Properties			3.88%, 09/15/2023	30	33
7.75%, 07/15/2020	30	35	4.25%, 09/15/2044	450	508
ERP Operating LP			4.38%, 09/15/2045	500	574
2.38%, 07/01/2019	300	306	6.65%, 09/15/2037	33	48
Federal Realty Investment Trust			Macy's Retail Holdings Inc
4.50%, 12/01/2044	300	346	5.13%, 01/15/2042	250	241
HCP Inc			6.90%, 04/01/2029	510	582
3.75%, 02/01/2019	400	415	McDonald's Corp
3.88%, 08/15/2024	200	205	3.25%, 06/10/2024	175	189
4.20%, 03/01/2024	200	209	3.63%, 05/20/2021	750	810
6.70%, 01/30/2018	39	42	3.70%, 01/30/2026	115	124
Highwoods Realty LP			4.70%, 12/09/2035	250	287
3.20%, 06/15/2021	30	30	4.88%, 12/09/2045	240	284
Hospitality Properties Trust			5.00%, 02/01/2019	100	108
4.50%, 06/15/2023	500	514	Nordstrom Inc
4.65%, 03/15/2024	40	41	5.00%, 01/15/2044	300	316
Host Hotels & Resorts LP			O'Reilly Automotive Inc
5.25%, 03/15/2022	500	552	3.55%, 03/15/2026	500	533
6.00%, 10/01/2021	30	34	QVC Inc
Kimco Realty Corp			3.13%, 04/01/2019	30	31
3.20%, 05/01/2021	750	780	Staples Inc
Liberty Property LP			4.38%, 01/12/2023	120	124
3.38%, 06/15/2023	40	41	Starbucks Corp
3.75%, 04/01/2025	90	93	2.10%, 02/04/2021	750	770
Omega Healthcare Investors Inc			Target Corp
4.95%, 04/01/2024	30	31	3.63%, 04/15/2046	300	313
Realty Income Corp			3.88%, 07/15/2020	500	548
3.25%, 10/15/2022	500	517	4.00%, 07/01/2042	500	554
4.13%, 10/15/2026	20	22	TJX Cos Inc/The
5.88%, 03/15/2035	40	50	2.75%, 06/15/2021	25	26
Simon Property Group LP			Walgreen Co
2.15%, 09/15/2017	50	50	5.25%, 01/15/2019	6	7
2.20%, 02/01/2019	500	510	Walgreens Boots Alliance Inc
2.75%, 02/01/2023	250	258	1.75%, 11/17/2017	400	402
4.75%, 03/15/2042	164	199	3.80%, 11/18/2024	500	537
Tanger Properties LP			Wal-Mart Stores Inc
3.75%, 12/01/2024	300	315	3.25%, 10/25/2020	550	593
UDR Inc			3.30%, 04/22/2024	550	602
4.00%, 10/01/2025	200	218	5.63%, 04/15/2041	450	614
Ventas Realty LP			6.50%, 08/15/2037	550	815
3.75%, 05/01/2024	500	525	6.75%, 10/15/2023	250	327
Weingarten Realty Investors					$17,693
3.38%, 10/15/2022	120	123	Semiconductors - 0.18%
Welltower Inc			Applied Materials Inc
2.25%, 03/15/2018	500	505	5.85%, 06/15/2041	500	634
4.50%, 01/15/2024	30	33	Intel Corp
5.25%, 01/15/2022	350	396	2.45%, 07/29/2020	300	311

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Semiconductors (continued)			Sovereign (continued)
Intel Corp (continued)			Japan Bank for International
3.30%, 10/01/2021	$550	$594	Cooperation/Japan (continued)
4.90%, 07/29/2045	500	608	2.38%, 04/20/2026	$500	$520
KLA-Tencor Corp			3.00%, 05/29/2024	300	323
3.38%, 11/01/2019	300	312	Mexico Government International Bond
QUALCOMM Inc			3.60%, 01/30/2025	530	562
2.25%, 05/20/2020	250	257	3.63%, 03/15/2022	1,070	1,141
3.45%, 05/20/2025	180	194	4.60%, 01/23/2046	500	541
4.65%, 05/20/2035	70	77	4.75%, 03/08/2044	210	231
4.80%, 05/20/2045	110	126	5.75%, 10/12/2110	500	570
		$3,113	6.75%, 09/27/2034	750	1,042
Software - 0.56%			8.30%, 08/15/2031	97	157
Fidelity National Information Services Inc			Panama Government International Bond
2.00%, 04/15/2018	530	533	3.75%, 03/16/2025	250	271
3.63%, 10/15/2020	200	212	5.20%, 01/30/2020	500	553
5.00%, 10/15/2025	180	207	8.88%, 09/30/2027	570	861
Fiserv Inc			Peruvian Government International Bond
3.50%, 10/01/2022	30	32	5.63%, 11/18/2050	400	527
Microsoft Corp			7.13%, 03/30/2019	500	572
1.85%, 02/12/2020	500	509	8.75%, 11/21/2033	350	569
2.38%, 02/12/2022	750	774	Philippine Government International Bond
2.40%, 08/08/2026	470	473	4.00%, 01/15/2021	750	823
3.13%, 11/03/2025	180	192	6.38%, 10/23/2034	510	751
3.45%, 08/08/2036	400	411	7.75%, 01/14/2031	140	222
3.63%, 12/15/2023	550	607	10.63%, 03/16/2025	600	988
3.70%, 08/08/2046	500	520	Poland Government International Bond
3.95%, 08/08/2056	635	669	5.00%, 03/23/2022	500	572
4.00%, 02/12/2055	500	527	5.13%, 04/21/2021	580	658
4.20%, 06/01/2019	50	54	South Africa Government International Bond
4.20%, 11/03/2035	360	408	5.88%, 05/30/2022	100	112
4.45%, 11/03/2045	207	240	5.88%, 09/16/2025	500	561
4.75%, 11/03/2055	70	83	Svensk Exportkredit AB
Oracle Corp			1.25%, 04/12/2019	500	501
2.38%, 01/15/2019	600	617	1.75%, 08/28/2020	400	404
2.80%, 07/08/2021	500	524	Tennessee Valley Authority
3.40%, 07/08/2024	550	590	3.50%, 12/15/2042	100	111
3.90%, 05/15/2035	130	137	3.88%, 02/15/2021	400	444
4.38%, 05/15/2055	150	163	4.25%, 09/15/2065	150	182
5.00%, 07/08/2019	250	276	4.50%, 04/01/2018	54	57
5.38%, 07/15/2040	550	689	4.63%, 09/15/2060	500	641
5.75%, 04/15/2018	500	537	5.25%, 09/15/2039	250	352
		$9,984	5.38%, 04/01/2056	61	88
Sovereign - 1.70%			5.88%, 04/01/2036	600	888
Canada Government International Bond			6.75%, 11/01/2025	57	80
1.13%, 03/19/2018	200	201	Turkey Government International Bond
Chile Government International Bond			4.25%, 04/14/2026	250	246
3.25%, 09/14/2021	500	540	4.88%, 04/16/2043	850	813
3.88%, 08/05/2020	750	821	5.75%, 03/22/2024	750	815
Colombia Government International Bond			6.88%, 03/17/2036	500	597
7.38%, 09/18/2037	500	671	8.00%, 02/14/2034	600	793
11.75%, 02/25/2020	300	395	Uruguay Government International Bond
10.38%, 01/28/2033	700	1,095	4.13%, 11/20/2045	386	372
Export Development Canada			4.38%, 10/27/2027	210	228
1.75%, 08/19/2019	50	51	7.63%, 03/21/2036	400	572
1.75%, 07/21/2020	750	764			$30,061
Export-Import Bank of Korea			Supranational Bank - 1.67%
2.25%, 01/21/2020	500	509	African Development Bank
5.00%, 04/11/2022	500	582	1.38%, 02/12/2020	250	251
Financing Corp			1.63%, 10/02/2018	750	760
9.65%, 11/02/2018	500	594	2.38%, 09/23/2021	15	16
Israel Government AID Bond			Asian Development Bank
5.50%, 09/18/2023	65	81	0.88%, 04/26/2018	500	499
5.50%, 04/26/2024	65	82	1.50%, 09/28/2018	750	758
5.50%, 09/18/2033	33	47	1.75%, 09/11/2018	1,250	1,269
Israel Government International Bond			2.13%, 11/24/2021	800	826
4.00%, 06/30/2022	650	725	2.13%, 03/19/2025	300	309
5.13%, 03/26/2019	500	550	5.82%, 06/16/2028	39	53
Italy Government International Bond			Corp Andina de Fomento
5.38%, 06/15/2033	40	49	4.38%, 06/15/2022	559	618
6.88%, 09/27/2023	550	688	Council Of Europe Development Bank
Japan Bank for International			1.75%, 11/14/2019	300	305
Cooperation/Japan
2.13%, 02/10/2025	300	305

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)
Supranational Bank (continued)			Telecommunications (continued)
European Bank for Reconstruction &			Motorola Solutions Inc
Development			3.50%, 09/01/2021	$275	$283
1.00%, 09/17/2018	$750	$749	Orange SA
1.88%, 02/23/2022	500	509	4.13%, 09/14/2021	30	33
European Investment Bank			5.38%, 01/13/2042	30	37
1.00%, 06/15/2018	1,000	1,000	9.00%, 03/01/2031(a)	500	802
1.13%, 09/15/2017	1,200	1,202	Qwest Corp
1.13%, 08/15/2018	1,000	1,002	6.88%, 09/15/2033	17	17
1.13%, 08/15/2019	1,840	1,837	7.25%, 09/15/2025	565	611
1.25%, 05/15/2019	1,930	1,935	Rogers Communications Inc
1.38%, 06/15/2020	330	331	6.80%, 08/15/2018	30	33
1.63%, 03/16/2020	300	304	7.50%, 08/15/2038	500	712
1.88%, 02/10/2025	250	252	Telefonica Emisiones SAU
2.00%, 03/15/2021	795	815	5.13%, 04/27/2020	100	111
2.50%, 04/15/2021	150	157	7.05%, 06/20/2036	530	711
2.88%, 09/15/2020	1,100	1,166	Telefonica Europe BV
FMS Wertmanagement AoeR			8.25%, 09/15/2030	350	514
1.00%, 08/16/2019	550	547	Verizon Communications Inc
1.75%, 03/17/2020	200	203	1.10%, 11/01/2017	500	500
Inter-American Development Bank			2.55%, 06/17/2019	750	773
1.13%, 08/28/2018	1,750	1,754	2.63%, 02/21/2020	350	361
1.75%, 10/15/2019	1,000	1,015	3.45%, 03/15/2021	500	534
3.88%, 09/17/2019	600	648	3.50%, 11/01/2024	1,000	1,073
4.38%, 01/24/2044	50	67	4.15%, 03/15/2024	100	111
International Bank for Reconstruction &			4.67%, 03/15/2055	880	915
Development			4.86%, 08/21/2046	1,750	1,936
0.88%, 07/19/2018	1,250	1,249	5.01%, 08/21/2054	607	669
1.00%, 10/05/2018	1,870	1,871	5.05%, 03/15/2034	550	627
1.25%, 07/26/2019	1,000	1,005	Vodafone Group PLC
1.38%, 05/24/2021	345	345	4.63%, 07/15/2018	560	592
1.88%, 10/07/2022	180	183	6.15%, 02/27/2037	240	300
2.25%, 06/24/2021	750	778			$26,376
2.50%, 07/29/2025	270	286	Toys, Games & Hobbies - 0.00%
7.63%, 01/19/2023	933	1,277	Mattel Inc
International Finance Corp			2.35%, 05/06/2019	30	31
1.63%, 07/16/2020	200	203
1.75%, 09/16/2019	550	560	Transportation - 0.67%
Nordic Investment Bank			Burlington Northern Santa Fe LLC
1.13%, 02/25/2019	750	751	3.65%, 09/01/2025	500	552
		$29,665	4.10%, 06/01/2021	400	443
Telecommunications - 1.49%			4.15%, 04/01/2045	200	224
America Movil SAB de CV			4.40%, 03/15/2042	30	34
5.00%, 03/30/2020	30	33	4.55%, 09/01/2044	400	473
5.63%, 11/15/2017	39	41	5.40%, 06/01/2041	400	513
6.13%, 03/30/2040	750	941	7.95%, 08/15/2030	30	45
AT&T Inc			Canadian National Railway Co
1.40%, 12/01/2017	1,500	1,502	2.25%, 11/15/2022	30	30
2.30%, 03/11/2019	150	153	2.85%, 12/15/2021	500	526
3.00%, 02/15/2022	760	784	3.50%, 11/15/2042	75	78
3.80%, 03/15/2022	530	569	5.55%, 03/01/2019	39	43
3.90%, 03/11/2024	500	536	Canadian Pacific Railway Co
3.95%, 01/15/2025	500	536	2.90%, 02/01/2025	500	512
4.13%, 02/17/2026	500	543	3.70%, 02/01/2026	100	108
4.35%, 06/15/2045	1,500	1,512	4.45%, 03/15/2023	30	33
5.35%, 09/01/2040	540	617	6.13%, 09/15/2115	350	436
5.88%, 10/01/2019	520	585	CSX Corp
6.15%, 09/15/2034	400	492	3.40%, 08/01/2024	600	643
6.30%, 01/15/2038	500	632	4.75%, 05/30/2042	430	497
6.50%, 09/01/2037	56	73	FedEx Corp
British Telecommunications PLC			3.20%, 02/01/2025	1,000	1,050
5.95%, 01/15/2018	10	11	3.88%, 08/01/2042	30	30
9.38%, 12/15/2030(a)	530	863	4.00%, 01/15/2024	500	555
Cisco Systems Inc			Norfolk Southern Corp
1.65%, 06/15/2018	750	758	3.00%, 04/01/2022	500	523
2.20%, 02/28/2021	500	514	3.25%, 12/01/2021	40	42
2.45%, 06/15/2020	460	477	3.85%, 01/15/2024	200	219
2.95%, 02/28/2026	300	320	4.80%, 08/15/2043	300	355
5.90%, 02/15/2039	430	592	4.84%, 10/01/2041	30	35
Deutsche Telekom International Finance BV			Ryder System Inc
8.75%, 06/15/2030(a)	530	828	2.35%, 02/26/2019	40	41
Juniper Networks Inc			2.55%, 06/01/2019	500	508
4.35%, 06/15/2025	200	209	Union Pacific Corp
			1.80%, 02/01/2020	200	202

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's)	Value(000's)	MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)
Transportation (continued)			Illinois (continued)
Union Pacific Corp (continued)			State of Illinois (continued)
2.25%, 06/19/2020	$750	$768	5.10%, 06/01/2033	$700	$682
4.16%, 07/15/2022	500	563			$839
4.75%, 09/15/2041	280	337	New Jersey - 0.13%
United Parcel Service Inc			New Jersey Economic Development
1.13%, 10/01/2017	500	501	Authority (credit support from AGM)
3.13%, 01/15/2021	30	32	0.00%, 02/15/2023(b),(d)	50	40
3.63%, 10/01/2042	500	549	New Jersey Economic Development
4.88%, 11/15/2040	30	39	Authority (credit support from NATL)
5.13%, 04/01/2019	325	358	7.43%, 02/15/2029(d)	750	945
		$11,897	New Jersey Transportation Trust Fund
Trucking & Leasing - 0.00%			Authority
GATX Corp			1.76%, 12/15/2018	400	393
4.75%, 06/15/2022	50	54	6.56%, 12/15/2040	146	178
			New Jersey Turnpike Authority (credit
Water- 0.00%			support from NEW JERSEY ST TPK AUTH
American Water Capital Corp			TPK REV)
6.59%, 10/15/2037	13	19	7.41%, 01/01/2040(d)	500	797
					$2,353
TOTAL BONDS		$618,628	New York - 0.16%
	Principal		City of New York NY
MUNICIPAL BONDS - 0.92%	Amount (000's)	Value(000's)	6.27%, 12/01/2037	500	719
California - 0.33%			Metropolitan Transportation Authority
Bay Area Toll Authority			6.55%, 11/15/2031	380	519
6.26%, 04/01/2049	$325	$502	New York City Water & Sewer System
6.91%, 10/01/2050	250	410	5.72%, 06/15/2042	280	402
East Bay Municipal Utility District Water			New York State Dormitory Authority
System Revenue			5.39%, 03/15/2040	500	676
5.87%, 06/01/2040	20	28	Port Authority of New York & New Jersey
Los Angeles Community College District/CA			4.46%, 10/01/2062	500	591
6.60%, 08/01/2042	500	783			$2,907
Los Angeles Department of Water			Ohio- 0.07%
6.01%, 07/01/2039	30	41	American Municipal Power Inc
Los Angeles Unified School District/CA			7.50%, 02/15/2050	30	46
5.76%, 07/01/2029	530	685	7.83%, 02/15/2041	250	387
Regents of the University of California			Ohio State University/The
Medical Center Pooled Revenue			3.80%, 12/01/2046	350	393
6.55%, 05/15/2048	20	30	4.05%, 12/01/2056	350	400
State of California			4.91%, 06/01/2040	50	64
6.65%, 03/01/2022	350	431			$1,290
7.30%, 10/01/2039	750	1,159	Texas- 0.09%
7.70%, 11/01/2030	500	615	City of Houston TX
University of California			6.29%, 03/01/2032	500	639
3.93%, 05/15/2045	200	218	Dallas Area Rapid Transit
5.77%, 05/15/2043	530	727	5.02%, 12/01/2048	30	41
		$5,629	State of Texas
Colorado - 0.02%			5.52%, 04/01/2039	500	709
Regional Transportation District			University of Texas System/The
5.84%, 11/01/2050	250	372	5.13%, 08/15/2042	80	107
					$1,496
Connecticut - 0.03%			Washington - 0.00%
State of Connecticut			State of Washington
5.85%, 03/15/2032	430	557	5.09%, 08/01/2033	30	38

Florida - 0.00%			TOTAL MUNICIPAL BONDS		$16,283
State Board of Administration Finance Corp			U.S. GOVERNMENT & GOVERNMENT	Principal
2.11%, 07/01/2018	30	30	AGENCY OBLIGATIONS - 63.57%	Amount (000's)	Value (000's)
			Federal Home Loan Mortgage Corporation (FHLMC) - 7.58%
Georgia - 0.04%			2.00%, 03/01/2028	$78	$80
Municipal Electric Authority of Georgia			2.00%, 08/01/2028	474	482
6.64%, 04/01/2057	540	738	2.00%, 01/01/2030	97	99
State of Georgia			2.00%, 09/01/2030(e)	600	608
4.50%, 11/01/2025	30	34	2.40%, 10/01/2043(a)	32	32
		$772	2.50%, 03/01/2027	172	178
Illinois - 0.05%			2.50%, 08/01/2027	122	126
Chicago Transit Authority			2.50%, 08/01/2028	298	308
6.20%, 12/01/2040	30	38	2.50%, 09/01/2029	730	755
City of Chicago IL			2.50%, 12/01/2029	921	953
6.31%, 01/01/2044	30	30	2.50%, 01/01/2030	950	983
State of Illinois			2.50%, 09/01/2030(e)	2,175	2,248
4.95%, 06/01/2023	85	89	2.50%, 09/01/2030	2,039	2,110
			2.50%, 01/01/2031	685	708

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2016

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC) (continued)			Federal Home Loan Mortgage Corporation (FHLMC) (continued)
2.50%, 01/01/2031	$746	$772	3.50%, 03/01/2021	$54	$57
2.50%, 02/01/2031	755	781	3.50%, 10/01/2025	45	48
2.50%, 04/01/2031	242	251	3.50%, 11/01/2025	16	17
2.50%, 01/01/2043	180	181	3.50%, 11/01/2025	7	8
2.50%, 07/01/2043	87	88	3.50%, 02/01/2026	50	53
2.50%, 01/01/2046	183	184	3.50%, 02/01/2026	203	215
2.53%, 10/01/2044(a)	536	550	3.50%, 04/01/2026	189	200
2.95%, 11/01/2044(a)	430	443	3.50%, 06/01/2026	24	26
3.00%, 04/01/2021	172	180	3.50%, 08/01/2026	22	24
3.00%, 09/01/2021	8	8	3.50%, 12/01/2028	97	103
3.00%, 10/01/2021	504	528	3.50%, 02/01/2029	91	96
3.00%, 12/01/2021	223	234	3.50%, 06/01/2029	582	616
3.00%, 02/01/2027	488	513	3.50%, 09/01/2029	24	26
3.00%, 05/01/2027	61	64	3.50%, 02/01/2030	380	402
3.00%, 06/01/2027	182	191	3.50%, 09/01/2030	88	94
3.00%, 11/01/2028	663	698	3.50%, 04/01/2032	97	104
3.00%, 04/01/2029	608	638	3.50%, 05/01/2034	544	577
3.00%, 07/01/2029	118	123	3.50%, 05/01/2034	196	208
3.00%, 09/01/2029	570	598	3.50%, 01/01/2035	451	478
3.00%, 10/01/2029	818	858	3.50%, 06/01/2035	358	381
3.00%, 10/01/2029	424	445	3.50%, 11/01/2041	59	62
3.00%, 11/01/2029	361	379	3.50%, 01/01/2042	53	56
3.00%, 11/01/2029	228	239	3.50%, 04/01/2042	63	67
3.00%, 12/01/2029	114	120	3.50%, 06/01/2042	296	312
3.00%, 01/01/2030	315	330	3.50%, 06/01/2042	59	63
3.00%, 03/01/2030	47	49	3.50%, 07/01/2042	3,044	3,216
3.00%, 04/01/2030	196	206	3.50%, 08/01/2042	50	53
3.00%, 09/01/2030(e)	200	210	3.50%, 10/01/2042	1,577	1,666
3.00%, 11/01/2030	476	499	3.50%, 01/01/2044	796	841
3.00%, 01/01/2031	186	195	3.50%, 08/01/2044	36	38
3.00%, 02/01/2031	70	74	3.50%, 01/01/2045	1,082	1,139
3.00%, 03/01/2031	98	103	3.50%, 02/01/2045	416	438
3.00%, 03/01/2031	191	200	3.50%, 02/01/2045	317	334
3.00%, 04/01/2031	774	811	3.50%, 03/01/2045	688	725
3.00%, 05/01/2032	768	808	3.50%, 03/01/2045	1,478	1,557
3.00%, 04/01/2033	97	102	3.50%, 06/01/2045	755	795
3.00%, 09/01/2034	528	554	3.50%, 07/01/2045	753	793
3.00%, 10/01/2034	363	380	3.50%, 08/01/2045	509	536
3.00%, 12/01/2034	118	123	3.50%, 09/01/2045(e)	11,225	11,821
3.00%, 05/01/2035	89	93	3.50%, 09/01/2045	729	768
3.00%, 06/01/2035	403	423	3.50%, 10/01/2045	91	96
3.00%, 09/01/2042	2,190	2,278	3.50%, 12/01/2045	1,594	1,678
3.00%, 10/01/2042	508	529	3.50%, 01/01/2046	683	719
3.00%, 11/01/2042	938	975	3.50%, 03/01/2046	1,159	1,220
3.00%, 01/01/2043	161	168	3.50%, 03/01/2046	399	421
3.00%, 01/01/2043	156	162	3.50%, 03/01/2046	2,687	2,830
3.00%, 02/01/2043	951	988	3.50%, 04/01/2046	1,078	1,135
3.00%, 04/01/2043	1,458	1,516	3.50%, 05/01/2046	148	156
3.00%, 07/01/2043	188	195	3.50%, 06/01/2046	993	1,047
3.00%, 08/01/2043	1,173	1,219	3.50%, 10/01/2046(e)	500	526
3.00%, 08/01/2043	1,443	1,499	4.00%, 06/01/2018	126	130
3.00%, 09/01/2043	247	257	4.00%, 04/01/2019	1	1
3.00%, 10/01/2043	184	191	4.00%, 07/01/2020	275	284
3.00%, 12/01/2044	729	758	4.00%, 07/01/2024	23	24
3.00%, 01/01/2045	206	214	4.00%, 12/01/2024	356	377
3.00%, 01/01/2045	37	39	4.00%, 08/01/2025	31	33
3.00%, 03/01/2045	429	446	4.00%, 10/01/2025	24	25
3.00%, 04/01/2045	270	280	4.00%, 03/01/2026	7	7
3.00%, 04/01/2045	1,257	1,305	4.00%, 12/01/2030	50	54
3.00%, 06/01/2045	834	866	4.00%, 11/01/2033	331	358
3.00%, 08/01/2045	53	55	4.00%, 07/01/2034	224	243
3.00%, 08/01/2045	1,277	1,327	4.00%, 07/01/2039	91	99
3.00%, 09/01/2045(e)	2,500	2,594	4.00%, 09/01/2040(e)	325	348
3.00%, 12/01/2045	1,515	1,574	4.00%, 12/01/2040	455	489
3.00%, 01/01/2046	144	149	4.00%, 12/01/2040	87	94
3.00%, 03/01/2046	927	963	4.00%, 12/01/2040	105	113
3.00%, 04/01/2046	1,179	1,224	4.00%, 10/01/2041	117	126
3.00%, 04/01/2046	970	1,007	4.00%, 12/01/2041	74	80
3.00%, 07/01/2046	483	502	4.00%, 01/01/2042	19	20
3.00%, 10/01/2046(e)	1,825	1,889	4.00%, 01/01/2044	23	25
3.50%, 01/01/2021	79	84	4.00%, 02/01/2044	415	448
3.50%, 01/01/2021	233	247	4.00%, 02/01/2044	24	26
3.50%, 03/01/2021	503	532	4.00%, 03/01/2044	145	155

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2016

U.S. GOVERNMENT & GOVERNMENT	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC) (continued)				Federal Home Loan Mortgage Corporation (FHLMC) (continued)
4.00%, 04/01/2044	$653	$700		5.00%, 01/01/2026	$16	$17
4.00%, 05/01/2044	289	309		5.00%, 03/01/2026	10	11
4.00%, 06/01/2044	470	503		5.00%, 07/01/2026	3	3
4.00%, 07/01/2044	795	850		5.00%, 03/01/2028	125	138
4.00%, 07/01/2044	319	341		5.00%, 03/01/2030	7	8
4.00%, 07/01/2044	1,038	1,110		5.00%, 08/01/2030	64	71
4.00%, 07/01/2044	77	83		5.00%, 09/01/2033	14	16
4.00%, 08/01/2044	18	19		5.00%, 09/01/2033	406	451
4.00%, 09/01/2044	293	313		5.00%, 08/01/2035	16	18
4.00%, 11/01/2044	50	53		5.00%, 11/01/2035	189	210
4.00%, 11/01/2044	726	778		5.00%, 08/01/2036	27	30
4.00%, 12/01/2044	3,523	3,769		5.00%, 11/01/2036	24	27
4.00%, 12/01/2044	670	716		5.00%, 12/01/2036	508	565
4.00%, 01/01/2045	876	937		5.00%, 06/01/2037	17	19
4.00%, 02/01/2045	35	38		5.00%, 12/01/2038	110	121
4.00%, 05/01/2045	453	485		5.00%, 01/01/2039	26	29
4.00%, 07/01/2045	411	439		5.00%, 01/01/2039	25	28
4.00%, 07/01/2045	623	667		5.00%, 08/01/2039	6	7
4.00%, 08/01/2045	1,215	1,300		5.00%, 09/01/2039	24	27
4.00%, 09/01/2045	3,038	3,249		5.00%, 11/01/2039	655	723
4.00%, 10/01/2045	944	1,010		5.00%, 01/01/2040	50	56
4.00%, 10/01/2045	179	191		5.00%, 08/01/2040	47	52
4.00%, 11/01/2045	180	192		5.00%, 09/01/2040	14	15
4.00%, 11/01/2045	923	988		5.00%, 09/01/2040(e)	1,800	1,987
4.00%, 12/01/2045	200	214		5.00%, 02/01/2041	163	180
4.50%, 09/01/2018	68	69		5.00%, 03/01/2041	644	712
4.50%, 01/01/2019	231	237		5.00%, 04/01/2041	89	98
4.50%, 05/01/2019	217	222		5.00%, 09/01/2041	34	38
4.50%, 12/01/2019	137	140		5.00%, 12/01/2041	327	363
4.50%, 01/01/2024	16	17		5.00%, 02/01/2042	1,179	1,307
4.50%, 08/01/2025	41	44		5.50%, 01/01/2018	5	5
4.50%, 10/01/2030	245	270		5.50%, 06/01/2034	161	182
4.50%, 05/01/2031	26	29		5.50%, 07/01/2036	47	53
4.50%, 02/01/2039	28	30		5.50%, 01/01/2037	104	118
4.50%, 04/01/2039	34	37		5.50%, 09/01/2037	21	24
4.50%, 09/01/2039	42	46		5.50%, 11/01/2037	25	29
4.50%, 10/01/2039	609	666		5.50%, 04/01/2038	13	15
4.50%, 10/01/2039	39	43		5.50%, 07/01/2038	225	253
4.50%, 11/01/2039	50	55		5.50%, 07/01/2038	214	242
4.50%, 02/01/2040	14	15		5.50%, 07/01/2038	295	333
4.50%, 02/01/2040	44	50		5.50%, 07/01/2038	12	14
4.50%, 02/01/2040	36	39		5.50%, 09/01/2038	23	26
4.50%, 05/01/2040	9	10		5.50%, 12/01/2038	440	495
4.50%, 05/01/2040	24	26		5.50%, 12/01/2038	1	2
4.50%, 07/01/2040	35	39		5.50%, 10/01/2039	517	584
4.50%, 08/01/2040	45	50		5.50%, 11/01/2039	110	123
4.50%, 08/01/2040	31	34		5.50%, 01/01/2040	21	24
4.50%, 08/01/2040	28	31		5.50%, 03/01/2040	14	15
4.50%, 09/01/2040	40	44		5.50%, 06/01/2040	33	37
4.50%, 02/01/2041	497	544		5.50%, 06/01/2041	337	380
4.50%, 03/01/2041	702	770		6.00%, 04/01/2023	2	3
4.50%, 05/01/2041	35	38		6.00%, 12/01/2037	27	30
4.50%, 06/01/2041	22	24		6.00%, 04/01/2038	798	912
4.50%, 06/01/2041	717	788		6.00%, 05/01/2038	67	77
4.50%, 08/01/2041	8	9		6.00%, 07/01/2038	41	47
4.50%, 08/01/2041	63	69		6.00%, 10/01/2038	3	3
4.50%, 03/01/2042	30	33		6.00%, 11/01/2038	254	292
4.50%, 09/01/2043	277	304		6.00%, 01/01/2039	81	92
4.50%, 10/01/2043	16	18		6.50%, 06/01/2017	2	2
4.50%, 11/01/2043	580	635		6.50%, 09/01/2039	48	57
4.50%, 11/01/2043	381	416				$134,341
4.50%, 12/01/2043	675	739		Federal National Mortgage Association (FNMA) - 12.17%
4.50%, 02/01/2044	313	342		2.00%, 11/01/2028	79	81
4.50%, 03/01/2044	1,071	1,171		2.00%, 09/01/2029	688	701
4.50%, 06/01/2044	71	77		2.00%, 01/01/2030	89	91
4.50%, 08/01/2044	188	205		2.00%, 01/01/2030	42	43
4.50%, 09/01/2044	119	130		2.00%, 05/01/2030	270	274
4.50%, 09/01/2044	98	107		2.00%, 09/01/2030(e)	400	405
4.50%, 09/01/2044	639	699		2.43%, 01/01/2046	187	192
4.50%, 01/01/2045	103	112		2.50%, 01/01/2028	276	285
4.50%, 09/01/2045	1,191	1,303		2.50%, 07/01/2028	686	710
5.00%, 04/01/2021	25	26		2.50%, 07/01/2028	260	269
5.00%, 06/01/2023	147	161		2.50%, 08/01/2028	25	26

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2016

U.S. GOVERNMENT & GOVERNMENT	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)
Federal National Mortgage Association (FNMA) (continued)				Federal National Mortgage Association (FNMA) (continued)
2.50%, 11/01/2028	$896	$927		3.00%, 11/01/2035	$273	$287
2.50%, 09/01/2029	582	602		3.00%, 02/01/2036	284	298
2.50%, 11/01/2029	71	74		3.00%, 07/01/2036	99	104
2.50%, 12/01/2029	799	827		3.00%, 04/01/2042	251	261
2.50%, 02/01/2030	148	153		3.00%, 11/01/2042	913	950
2.50%, 03/01/2030	53	54		3.00%, 12/01/2042	2,251	2,341
2.50%, 03/01/2030	619	640		3.00%, 04/01/2043	26	27
2.50%, 05/01/2030	736	761		3.00%, 04/01/2043	1,160	1,206
2.50%, 07/01/2030	175	181		3.00%, 04/01/2043	255	265
2.50%, 08/01/2030	641	663		3.00%, 04/01/2043	946	984
2.50%, 08/01/2030	760	786		3.00%, 05/01/2043	1,531	1,592
2.50%, 09/01/2030(e)	2,425	2,506		3.00%, 05/01/2043	73	76
2.50%, 12/01/2030	803	830		3.00%, 05/01/2043	1,738	1,808
2.50%, 01/01/2031	47	48		3.00%, 05/01/2043	1,473	1,532
2.50%, 03/01/2031	302	313		3.00%, 05/01/2043	242	252
2.50%, 03/01/2031	959	992		3.00%, 05/01/2043	986	1,028
2.50%, 03/01/2031	742	767		3.00%, 06/01/2043	1,150	1,196
2.50%, 05/01/2031	197	203		3.00%, 06/01/2043	810	843
2.50%, 05/01/2031	363	375		3.00%, 06/01/2043	267	278
2.50%, 07/01/2031	789	816		3.00%, 07/01/2043	1,389	1,444
2.50%, 10/01/2031(e)	425	438		3.00%, 07/01/2043	1,177	1,224
2.50%, 07/01/2033	29	30		3.00%, 07/01/2043	120	125
2.50%, 12/01/2042	78	79		3.00%, 07/01/2043	233	242
2.50%, 01/01/2043	183	186		3.00%, 07/01/2043	1,005	1,045
2.50%, 02/01/2043	63	64		3.00%, 08/01/2043	82	85
2.50%, 05/01/2043	262	266		3.00%, 08/01/2043	157	164
2.50%, 07/01/2043	192	194		3.00%, 10/01/2043	1,113	1,157
2.50%, 10/01/2043	194	197		3.00%, 10/01/2043	597	621
2.50%, 05/01/2046	199	201		3.00%, 11/01/2043	259	269
2.67%, 02/01/2044(a)	354	366		3.00%, 11/01/2044	768	798
2.70%, 01/01/2045(a)	38	39		3.00%, 01/01/2045	621	645
2.71%, 03/01/2046(a)	675	700		3.00%, 01/01/2045	3,651	3,791
3.00%, 12/01/2020	9	10		3.00%, 01/01/2045	71	73
3.00%, 09/01/2022	191	201		3.00%, 01/01/2045	269	280
3.00%, 11/01/2025	137	143		3.00%, 01/01/2045	1,506	1,566
3.00%, 01/01/2026	144	150		3.00%, 04/01/2045	37	38
3.00%, 11/01/2026	106	111		3.00%, 04/01/2045	140	146
3.00%, 02/01/2027	75	79		3.00%, 08/01/2045	830	862
3.00%, 03/01/2027	160	169		3.00%, 12/01/2045	607	631
3.00%, 04/01/2027	275	288		3.00%, 12/01/2045	482	501
3.00%, 07/01/2027	90	94		3.00%, 01/01/2046	873	906
3.00%, 10/01/2027	226	237		3.00%, 01/01/2046	344	357
3.00%, 01/01/2029	211	222		3.00%, 02/01/2046	48	50
3.00%, 02/01/2029	161	169		3.00%, 02/01/2046	27	28
3.00%, 03/01/2029	19	20		3.00%, 03/01/2046	601	625
3.00%, 04/01/2029	862	903		3.00%, 04/01/2046	23	24
3.00%, 11/01/2029	126	132		3.00%, 04/01/2046	1,146	1,190
3.00%, 11/01/2029	83	87		3.00%, 04/01/2046	2,155	2,238
3.00%, 12/01/2029	184	193		3.00%, 04/01/2046	119	123
3.00%, 12/01/2029	423	443		3.00%, 05/01/2046	889	924
3.00%, 01/01/2030	933	978		3.00%, 05/01/2046	293	304
3.00%, 01/01/2030	203	212		3.00%, 05/01/2046	445	463
3.00%, 01/01/2030	1,113	1,166		3.00%, 05/01/2046	397	412
3.00%, 06/01/2030	686	719		3.00%, 08/01/2046	325	337
3.00%, 07/01/2030	1,145	1,199		3.00%, 10/01/2046(e)	250	259
3.00%, 09/01/2030	225	236		3.05%, 12/01/2041(a)	32	34
3.00%, 10/01/2030	1,030	1,079		3.16%, 12/01/2040(a)	29	30
3.00%, 10/01/2030	97	102		3.49%, 02/01/2041(a)	9	9
3.00%, 11/01/2030	867	908		3.50%, 09/01/2018	2	2
3.00%, 11/01/2030	37	39		3.50%, 05/01/2020	128	135
3.00%, 12/01/2030	158	165		3.50%, 10/01/2025	46	49
3.00%, 12/01/2030	145	153		3.50%, 11/01/2025	56	59
3.00%, 12/01/2030	559	585		3.50%, 12/01/2025	274	289
3.00%, 02/01/2031	758	794		3.50%, 01/01/2026	38	41
3.00%, 03/01/2031	485	508		3.50%, 01/01/2026	808	853
3.00%, 04/01/2031	198	207		3.50%, 01/01/2026	167	176
3.00%, 01/01/2033	97	101		3.50%, 05/01/2026	250	264
3.00%, 04/01/2033	95	99		3.50%, 08/01/2026	48	51
3.00%, 09/01/2034	781	818		3.50%, 09/01/2026	454	480
3.00%, 11/01/2034	593	621		3.50%, 10/01/2026	668	706
3.00%, 12/01/2034	286	299		3.50%, 10/01/2026	594	627
3.00%, 05/01/2035	1,121	1,174		3.50%, 06/01/2027	508	536
3.00%, 06/01/2035	629	659		3.50%, 03/01/2029	341	360

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2016

U.S. GOVERNMENT & GOVERNMENT	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)
Federal National Mortgage Association (FNMA) (continued)				Federal National Mortgage Association (FNMA) (continued)
3.50%, 10/01/2029	$724	$765		4.00%, 12/01/2020	$67	$69
3.50%, 11/01/2029	15	16		4.00%, 03/01/2022	213	220
3.50%, 04/01/2030	40	43		4.00%, 03/01/2022	38	40
3.50%, 11/01/2030	198	210		4.00%, 09/01/2025	40	43
3.50%, 04/01/2032	49	52		4.00%, 03/01/2026	57	61
3.50%, 07/01/2032	40	42		4.00%, 09/01/2026	45	49
3.50%, 09/01/2032	45	48		4.00%, 04/01/2029	21	22
3.50%, 10/01/2033	25	26		4.00%, 12/01/2030	27	29
3.50%, 05/01/2034	161	171		4.00%, 11/01/2031	33	36
3.50%, 06/01/2034	108	115		4.00%, 11/01/2033	553	598
3.50%, 07/01/2034	716	760		4.00%, 10/01/2034	377	408
3.50%, 09/01/2034	540	573		4.00%, 03/01/2039	31	33
3.50%, 10/01/2034	178	189		4.00%, 08/01/2039	107	115
3.50%, 12/01/2035	927	985		4.00%, 09/01/2040(e)	10,875	11,650
3.50%, 02/01/2036	189	201		4.00%, 10/01/2040	77	83
3.50%, 03/01/2041	75	79		4.00%, 12/01/2040	51	54
3.50%, 10/01/2041	53	56		4.00%, 12/01/2040	55	60
3.50%, 12/01/2041	72	76		4.00%, 01/01/2041	28	30
3.50%, 02/01/2042	719	760		4.00%, 01/01/2041	194	209
3.50%, 03/01/2042	167	176		4.00%, 02/01/2041	181	194
3.50%, 04/01/2042	200	211		4.00%, 02/01/2041	141	151
3.50%, 05/01/2042	139	147		4.00%, 02/01/2041	73	79
3.50%, 06/01/2042	960	1,015		4.00%, 03/01/2041	89	96
3.50%, 07/01/2042	176	186		4.00%, 09/01/2041	72	77
3.50%, 08/01/2042	117	124		4.00%, 10/01/2041(e)	400	428
3.50%, 09/01/2042	109	115		4.00%, 12/01/2041	119	128
3.50%, 10/01/2042	155	164		4.00%, 12/01/2041	371	399
3.50%, 05/01/2043	1,442	1,522		4.00%, 12/01/2041	243	261
3.50%, 06/01/2043	227	240		4.00%, 05/01/2042	65	70
3.50%, 08/01/2043	1,009	1,067		4.00%, 06/01/2042	268	288
3.50%, 09/01/2043	2,275	2,406		4.00%, 06/01/2042	562	603
3.50%, 11/01/2043	471	496		4.00%, 12/01/2042	583	626
3.50%, 01/01/2044	336	355		4.00%, 06/01/2043	753	808
3.50%, 02/01/2044	32	34		4.00%, 09/01/2043	1,079	1,156
3.50%, 10/01/2044	673	709		4.00%, 11/01/2043	806	867
3.50%, 11/01/2044	734	774		4.00%, 11/01/2043	956	1,023
3.50%, 12/01/2044	954	1,006		4.00%, 12/01/2043	34	37
3.50%, 12/01/2044	926	976		4.00%, 05/01/2044	301	322
3.50%, 02/01/2045	909	958		4.00%, 08/01/2044	858	919
3.50%, 02/01/2045	192	203		4.00%, 08/01/2044	365	391
3.50%, 02/01/2045	1,215	1,283		4.00%, 08/01/2044	276	295
3.50%, 04/01/2045	701	740		4.00%, 08/01/2044	49	53
3.50%, 04/01/2045	805	855		4.00%, 09/01/2044	350	374
3.50%, 06/01/2045	29	31		4.00%, 09/01/2044	422	452
3.50%, 07/01/2045	1,042	1,098		4.00%, 09/01/2044	96	103
3.50%, 08/01/2045	709	747		4.00%, 10/01/2044	211	226
3.50%, 09/01/2045(e)	17,725	18,678		4.00%, 10/01/2044	174	186
3.50%, 10/01/2045	403	425		4.00%, 10/01/2044	48	51
3.50%, 10/01/2045(e)	675	710		4.00%, 11/01/2044	284	304
3.50%, 10/01/2045	383	404		4.00%, 11/01/2044	64	69
3.50%, 10/01/2045	45	47		4.00%, 11/01/2044	248	265
3.50%, 11/01/2045	396	417		4.00%, 11/01/2044	481	515
3.50%, 11/01/2045	822	866		4.00%, 11/01/2044	107	115
3.50%, 11/01/2045	829	874		4.00%, 11/01/2044	209	224
3.50%, 12/01/2045	1,023	1,078		4.00%, 12/01/2044	149	159
3.50%, 12/01/2045	329	347		4.00%, 12/01/2044	582	624
3.50%, 12/01/2045	532	561		4.00%, 12/01/2044	893	956
3.50%, 12/01/2045	962	1,014		4.00%, 12/01/2044	532	569
3.50%, 12/01/2045	1,120	1,180		4.00%, 01/01/2045	880	942
3.50%, 12/01/2045	1,071	1,128		4.00%, 01/01/2045	723	773
3.50%, 01/01/2046	1,125	1,186		4.00%, 01/01/2045	24	26
3.50%, 01/01/2046	1,050	1,107		4.00%, 02/01/2045	443	475
3.50%, 01/01/2046	1,041	1,097		4.00%, 02/01/2045	425	455
3.50%, 01/01/2046	311	328		4.00%, 02/01/2045	587	628
3.50%, 02/01/2046	430	454		4.00%, 03/01/2045	239	256
3.50%, 03/01/2046	325	342		4.00%, 04/01/2045	376	403
3.50%, 03/01/2046	960	1,011		4.00%, 06/01/2045	110	118
3.50%, 03/01/2046	1,051	1,108		4.00%, 08/01/2045	73	78
3.50%, 03/01/2046	1,344	1,416		4.00%, 08/01/2045	306	328
3.50%, 04/01/2046	829	874		4.00%, 08/01/2045	97	103
4.00%, 07/01/2019	243	252		4.00%, 09/01/2045	1,113	1,192
4.00%, 05/01/2020	168	174		4.00%, 09/01/2045	273	293
4.00%, 05/01/2020	199	206		4.00%, 11/01/2045	200	214

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2016

U.S. GOVERNMENT & GOVERNMENT	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)
Federal National Mortgage Association (FNMA) (continued)				Federal National Mortgage Association (FNMA) (continued)
4.00%, 11/01/2045	$24	$25		4.50%, 10/01/2044	$785	$857
4.00%, 11/01/2045	529	567		4.50%, 11/01/2044	224	244
4.00%, 12/01/2045	767	822		4.50%, 11/01/2044	149	163
4.00%, 12/01/2045	105	112		4.50%, 11/01/2044	257	281
4.00%, 12/01/2045	37	40		4.50%, 11/01/2044	16	18
4.00%, 12/01/2045	50	53		4.50%, 04/01/2045	192	210
4.00%, 02/01/2046	910	975		4.50%, 03/01/2046	195	214
4.00%, 02/01/2046	197	211		5.00%, 04/01/2018	1	1
4.00%, 03/01/2046	50	53		5.00%, 06/01/2018	5	5
4.00%, 03/01/2046	1,013	1,085		5.00%, 12/01/2020	39	40
4.00%, 04/01/2046	928	996		5.00%, 05/01/2023	9	10
4.50%, 02/01/2018	15	15		5.00%, 10/01/2024	44	48
4.50%, 05/01/2018	60	62		5.00%, 09/01/2025	199	205
4.50%, 11/01/2018	151	155		5.00%, 06/01/2028	82	91
4.50%, 01/01/2020	258	264		5.00%, 05/01/2031	302	336
4.50%, 02/01/2021	152	156		5.00%, 03/01/2034	22	25
4.50%, 08/01/2023	332	362		5.00%, 04/01/2035	23	26
4.50%, 05/01/2025	43	46		5.00%, 06/01/2035	58	65
4.50%, 06/01/2029	48	53		5.00%, 07/01/2035	62	69
4.50%, 07/01/2029	11	12		5.00%, 08/01/2035	2	2
4.50%, 08/01/2030	27	29		5.00%, 02/01/2037	7	7
4.50%, 01/01/2034	69	76		5.00%, 04/01/2037	2	2
4.50%, 02/01/2039	45	49		5.00%, 07/01/2037	47	52
4.50%, 04/01/2039	74	82		5.00%, 04/01/2038	1	1
4.50%, 04/01/2039	34	37		5.00%, 02/01/2039	36	40
4.50%, 04/01/2039	313	341		5.00%, 07/01/2039	434	481
4.50%, 06/01/2039	4	5		5.00%, 12/01/2039	706	781
4.50%, 06/01/2039	37	40		5.00%, 12/01/2039	34	39
4.50%, 08/01/2039	52	57		5.00%, 01/01/2040	41	46
4.50%, 10/01/2039	34	38		5.00%, 05/01/2040	55	61
4.50%, 12/01/2039	74	82		5.00%, 06/01/2040	8	9
4.50%, 02/01/2040	71	78		5.00%, 06/01/2040	53	58
4.50%, 05/01/2040	54	59		5.00%, 06/01/2040	12	13
4.50%, 09/01/2040	626	687		5.00%, 04/01/2041	949	1,052
4.50%, 10/01/2040	72	79		5.00%, 05/01/2041	62	69
4.50%, 02/01/2041	69	76		5.00%, 08/01/2041	453	501
4.50%, 03/01/2041	71	78		5.00%, 05/01/2042	506	562
4.50%, 04/01/2041	123	135		5.00%, 09/01/2043	235	260
4.50%, 05/01/2041	673	738		5.00%, 09/01/2043(e)	4,700	5,209
4.50%, 07/01/2041	9	9		5.00%, 03/01/2044	632	699
4.50%, 07/01/2041	47	52		5.00%, 03/01/2044	254	281
4.50%, 08/01/2041	609	666		5.00%, 03/01/2044	188	208
4.50%, 09/01/2041	724	794		5.00%, 05/01/2044	301	334
4.50%, 09/01/2041	67	74		5.00%, 02/01/2045	445	493
4.50%, 10/01/2041(e)	700	764		5.50%, 01/01/2025	8	9
4.50%, 11/01/2041	52	57		5.50%, 12/01/2027	149	168
4.50%, 11/01/2041	54	59		5.50%, 06/01/2034	8	9
4.50%, 01/01/2042	18	20		5.50%, 04/01/2035	3	4
4.50%, 07/01/2042	16	18		5.50%, 09/01/2035	7	8
4.50%, 09/01/2043	579	632		5.50%, 10/01/2035	12	13
4.50%, 10/01/2043	33	37		5.50%, 04/01/2036	6	6
4.50%, 10/01/2043	46	50		5.50%, 04/01/2036	43	49
4.50%, 11/01/2043	328	358		5.50%, 09/01/2036	63	72
4.50%, 11/01/2043	680	744		5.50%, 12/01/2036	61	69
4.50%, 11/01/2043	20	21		5.50%, 02/01/2037	5	5
4.50%, 12/01/2043	18	20		5.50%, 05/01/2037	43	49
4.50%, 01/01/2044	563	614		5.50%, 06/01/2037	5	5
4.50%, 01/01/2044	636	694		5.50%, 07/01/2037	6	7
4.50%, 02/01/2044	123	135		5.50%, 08/01/2037	3	4
4.50%, 03/01/2044	408	446		5.50%, 05/01/2038	317	358
4.50%, 03/01/2044	69	75		5.50%, 06/01/2038	442	499
4.50%, 04/01/2044	699	763		5.50%, 06/01/2038	8	9
4.50%, 04/01/2044	933	1,019		5.50%, 06/01/2038	5	5
4.50%, 05/01/2044	735	802		5.50%, 08/01/2038	1	1
4.50%, 05/01/2044	636	695		5.50%, 09/01/2038	29	33
4.50%, 05/01/2044	197	216		5.50%, 09/01/2038	646	733
4.50%, 06/01/2044	175	191		5.50%, 10/01/2038	8	10
4.50%, 06/01/2044	822	898		5.50%, 11/01/2038	442	500
4.50%, 06/01/2044	25	27		5.50%, 12/01/2038	45	51
4.50%, 07/01/2044	199	217		5.50%, 12/01/2038	42	47
4.50%, 08/01/2044	263	287		5.50%, 02/01/2039	117	131
4.50%, 08/01/2044	28	30		5.50%, 04/01/2039	45	50
4.50%, 09/01/2044	613	669		5.50%, 06/01/2039	2	3

See accompanying notes.

Schedule of Investments Bond Market Index Fund August 31, 2016

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)
Federal National Mortgage Association (FNMA) (continued)			Government National Mortgage Association (GNMA) (continued)
5.50%, 12/01/2039	$41	$47	3.00%, 05/20/2045	$1,205	$1,264
5.50%, 03/01/2040	599	679	3.00%, 06/20/2045	478	502
5.50%, 04/01/2040	461	521	3.00%, 07/15/2045	453	475
5.50%, 07/01/2041	539	608	3.00%, 07/20/2045	734	770
6.00%, 06/01/2017	10	10	3.00%, 09/01/2045	11,575	12,127
6.00%, 09/01/2024	396	452	3.00%, 09/20/2045	607	637
6.00%, 04/01/2026	268	306	3.00%, 12/20/2045	746	783
6.00%, 07/01/2035	104	121	3.00%, 01/20/2046	332	348
6.00%, 10/01/2036	354	406	3.00%, 05/20/2046	1,000	1,049
6.00%, 02/01/2037	299	342	3.00%, 10/01/2046	2,250	2,351
6.00%, 07/01/2037	4	5	3.50%, 12/20/2026	272	288
6.00%, 11/01/2037	6	7	3.50%, 03/20/2027	19	20
6.00%, 11/01/2037	2	2	3.50%, 02/15/2042	89	95
6.00%, 02/01/2038	1	1	3.50%, 02/20/2042	193	205
6.00%, 04/01/2038	120	137	3.50%, 05/15/2042	149	158
6.00%, 05/01/2038	6	6	3.50%, 05/20/2042	385	410
6.00%, 05/01/2038	6	6	3.50%, 06/20/2042	393	419
6.00%, 08/01/2038	161	186	3.50%, 07/15/2042	61	65
6.00%, 09/01/2038	1	2	3.50%, 08/15/2042	20	22
6.00%, 10/01/2039	142	163	3.50%, 08/20/2042	93	99
6.00%, 04/01/2040	95	109	3.50%, 10/20/2042	807	860
6.00%, 10/01/2040	130	148	3.50%, 11/20/2042	699	745
6.50%, 12/01/2016	3	3	3.50%, 12/20/2042	698	744
6.50%, 07/01/2020	1	1	3.50%, 02/20/2043	1,797	1,916
6.50%, 06/01/2024	2	2	3.50%, 04/15/2043	571	606
6.50%, 12/01/2031	3	3	3.50%, 05/20/2043	553	589
6.50%, 03/01/2032	7	8	3.50%, 07/20/2043	723	770
6.50%, 10/01/2039	63	73	3.50%, 08/20/2043	1,933	2,059
		$215,860	3.50%, 10/20/2043	623	664
Government National Mortgage Association (GNMA) - 7.78%			3.50%, 04/20/2044	767	814
2.50%, 06/20/2027	313	325	3.50%, 08/20/2044(a)	192	198
2.50%, 09/20/2027	33	34	3.50%, 10/20/2044	783	832
2.50%, 01/20/2028	120	125	3.50%, 11/20/2044	767	815
2.50%, 04/20/2028	67	70	3.50%, 12/15/2044	881	936
2.50%, 11/20/2030	183	190	3.50%, 12/20/2044	815	866
2.50%, 12/20/2030	257	267	3.50%, 01/20/2045	807	857
2.50%, 03/20/2041(a)	31	32	3.50%, 02/15/2045	363	386
2.50%, 04/15/2043	286	291	3.50%, 03/15/2045	403	428
2.50%, 07/20/2043	275	282	3.50%, 03/20/2045	1,456	1,546
2.50%, 01/20/2044(a)	341	349	3.50%, 04/15/2045	199	212
2.50%, 04/15/2045	99	101	3.50%, 04/15/2045	240	255
2.50%, 09/01/2045	100	102	3.50%, 04/20/2045	656	696
3.00%, 02/15/2027	222	233	3.50%, 05/20/2045	1,441	1,530
3.00%, 04/15/2027	31	33	3.50%, 06/20/2045	210	222
3.00%, 09/20/2027	63	66	3.50%, 07/20/2045	1,145	1,216
3.00%, 11/20/2028	417	437	3.50%, 08/20/2045	1,195	1,268
3.00%, 05/20/2029	93	98	3.50%, 09/01/2045	23,325	24,757
3.00%, 08/20/2029	254	266	3.50%, 09/20/2045	373	396
3.00%, 09/20/2029	284	298	3.50%, 11/20/2045	586	622
3.00%, 07/20/2030	222	233	3.50%, 01/20/2046	703	747
3.00%, 11/20/2041(a)	57	58	3.50%, 03/20/2046	1,119	1,189
3.00%, 04/15/2042	459	482	3.50%, 10/01/2046	650	689
3.00%, 09/20/2042	169	177	4.00%, 05/15/2026	35	37
3.00%, 11/20/2042	1,257	1,323	4.00%, 07/20/2026	77	82
3.00%, 12/20/2042	918	965	4.00%, 09/15/2040	36	39
3.00%, 01/20/2043	902	947	4.00%, 09/15/2040	8	8
3.00%, 03/20/2043	213	224	4.00%, 01/15/2041	39	42
3.00%, 03/20/2043	186	196	4.00%, 01/15/2041	43	47
3.00%, 03/20/2043	972	1,022	4.00%, 01/20/2041	118	127
3.00%, 04/15/2043	693	729	4.00%, 07/15/2041	72	78
3.00%, 04/20/2043	803	844	4.00%, 07/20/2041	28	30
3.00%, 05/15/2043	76	80	4.00%, 09/15/2041	9	10
3.00%, 05/15/2043	108	114	4.00%, 09/20/2041	26	28
3.00%, 05/15/2043	134	141	4.00%, 10/15/2041	38	41
3.00%, 06/15/2043	154	162	4.00%, 11/20/2041	52	56
3.00%, 06/15/2043	21	22	4.00%, 12/20/2041	36	38
3.00%, 08/20/2043	1,397	1,468	4.00%, 01/20/2042	32	34
3.00%, 07/15/2044	191	200	4.00%, 02/20/2042	40	42
3.00%, 12/20/2044	1,869	1,960	4.00%, 06/20/2043	14	15
3.00%, 01/15/2045	475	498	4.00%, 11/20/2043	1,382	1,477
3.00%, 01/15/2045	193	202	4.00%, 02/20/2044	547	584
3.00%, 01/20/2045	171	179	4.00%, 03/15/2044	457	490
3.00%, 02/20/2045	187	196	4.00%, 03/15/2044	57	61

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2016

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Government National Mortgage Association (GNMA) (continued)			Government National Mortgage Association (GNMA) (continued)
4.00%, 03/20/2044	$66	$71	4.50%, 04/20/2046	$388	$419
4.00%, 04/20/2044	148	158	5.00%, 05/15/2033	322	361
4.00%, 05/15/2044	620	665	5.00%, 08/15/2033	72	82
4.00%, 05/15/2044	366	393	5.00%, 12/15/2036	3	3
4.00%, 05/20/2044	317	339	5.00%, 04/20/2038	37	41
4.00%, 07/15/2044	188	201	5.00%, 05/15/2038	262	291
4.00%, 07/20/2044	92	98	5.00%, 07/20/2038	312	348
4.00%, 08/20/2044	683	730	5.00%, 10/15/2038	529	592
4.00%, 09/15/2044	550	589	5.00%, 02/15/2039	539	605
4.00%, 09/20/2044	601	642	5.00%, 03/15/2039	2	2
4.00%, 10/20/2044	2,270	2,426	5.00%, 04/20/2039	224	250
4.00%, 11/15/2044	348	373	5.00%, 06/20/2039	46	51
4.00%, 11/20/2044	464	496	5.00%, 09/15/2039	322	360
4.00%, 12/20/2044	815	871	5.00%, 09/15/2039	105	119
4.00%, 01/20/2045	346	370	5.00%, 02/15/2040	7	8
4.00%, 02/15/2045	12	13	5.00%, 05/20/2040	37	41
4.00%, 03/15/2045	113	121	5.00%, 06/20/2040	48	53
4.00%, 03/20/2045	485	518	5.00%, 12/15/2040	299	338
4.00%, 05/15/2045	536	575	5.00%, 05/20/2041	60	67
4.00%, 08/15/2045	192	206	5.00%, 10/15/2041	214	240
4.00%, 08/20/2045	809	865	5.00%, 05/20/2044	866	940
4.00%, 09/01/2045	5,600	5,985	5.00%, 06/20/2044	524	570
4.00%, 09/20/2045	962	1,028	5.00%, 07/20/2044	197	214
4.00%, 10/20/2045	1,057	1,129	5.00%, 08/20/2044	87	95
4.00%, 11/20/2045	1,591	1,701	5.00%, 01/20/2045	536	581
4.00%, 01/20/2046	1,292	1,381	5.00%, 04/20/2045	1,032	1,122
4.00%, 04/20/2046	96	103	5.00%, 05/20/2046	75	82
4.00%, 10/01/2046	300	320	5.50%, 05/20/2032	1	2
4.50%, 06/15/2034	6	6	5.50%, 07/15/2034	22	25
4.50%, 06/20/2035	57	62	5.50%, 02/15/2035	50	58
4.50%, 03/15/2039	434	478	5.50%, 03/15/2038	221	249
4.50%, 03/20/2039	89	96	5.50%, 06/15/2038	135	152
4.50%, 06/15/2039	66	73	5.50%, 10/20/2038	47	52
4.50%, 06/15/2039	61	67	5.50%, 01/15/2039	27	31
4.50%, 11/15/2039	15	16	5.50%, 02/15/2039	249	281
4.50%, 12/15/2039	116	129	5.50%, 06/15/2040	467	527
4.50%, 03/15/2040	659	728	5.50%, 07/20/2040	30	33
4.50%, 06/15/2040	62	68	5.50%, 04/20/2044	38	42
4.50%, 07/15/2040	4	5	5.50%, 07/20/2044	346	386
4.50%, 07/15/2040	588	648	5.50%, 08/20/2044	171	190
4.50%, 08/15/2040	80	88	5.50%, 09/20/2044	475	529
4.50%, 09/01/2040(e)	1,075	1,183	6.00%, 07/20/2028	1	1
4.50%, 02/20/2041	74	82	6.00%, 07/15/2032	3	4
4.50%, 02/20/2041	59	64	6.00%, 12/15/2032	4	5
4.50%, 03/20/2041	59	65	6.00%, 11/20/2037	41	47
4.50%, 05/15/2041	36	40	6.00%, 01/15/2039	35	40
4.50%, 06/15/2041	24	27	6.50%, 05/15/2023	1	1
4.50%, 06/20/2041	40	44	6.50%, 05/20/2032	16	19
4.50%, 07/20/2041	79	87	7.00%, 03/15/2029	6	7
4.50%, 08/15/2041	19	21	7.00%, 07/15/2031	4	5
4.50%, 08/20/2041	41	45	8.00%, 08/20/2029	1	1
4.50%, 09/20/2041	37	41			$138,024
4.50%, 10/01/2041(e)	75	82	U.S. Treasury - 36.04%
4.50%, 09/20/2043	25	27	0.63%, 11/30/2017	2,375	2,372
4.50%, 10/20/2043	368	397	0.63%, 04/30/2018	3,213	3,205
4.50%, 11/20/2043	519	560	0.63%, 06/30/2018	2,370	2,363
4.50%, 01/20/2044	615	663	0.75%, 10/31/2017	6,145	6,147
4.50%, 02/20/2044	473	511	0.75%, 12/31/2017	3,100	3,100
4.50%, 05/20/2044	1,209	1,305	0.75%, 01/31/2018	2,770	2,770
4.50%, 07/20/2044	319	344	0.75%, 02/28/2018	6,562	6,560
4.50%, 08/20/2044	104	112	0.75%, 03/31/2018	3,634	3,633
4.50%, 09/20/2044	548	591	0.75%, 04/15/2018	2,145	2,144
4.50%, 10/20/2044	345	372	0.75%, 04/30/2018	2,500	2,499
4.50%, 02/20/2045	166	179	0.75%, 07/31/2018	2,350	2,348
4.50%, 04/20/2045	444	479	0.75%, 08/31/2018	2,345	2,342
4.50%, 05/15/2045	359	395	0.75%, 02/15/2019	3,220	3,211
4.50%, 05/20/2045	334	360	0.75%, 07/15/2019	2,165	2,156
4.50%, 09/01/2045	150	162	0.75%, 08/15/2019	2,165	2,155
4.50%, 09/15/2045	323	356	0.88%, 10/15/2017	4,985	4,994
4.50%, 09/15/2045	204	224	0.88%, 11/15/2017	4,855	4,864
4.50%, 12/20/2045	861	930	0.88%, 11/30/2017	1,795	1,798
4.50%, 02/20/2046	569	615	0.88%, 01/15/2018	2,805	2,810
4.50%, 03/20/2046	337	364	0.88%, 01/31/2018	2,749	2,754

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2016

U.S. GOVERNMENT & GOVERNMENT	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)
U.S. Treasury (continued)				U.S. Treasury (continued)
0.88%, 03/31/2018	$3,485	$3,490		1.50%, 08/15/2026	$2,075	$2,062
0.88%, 05/31/2018	2,850	2,854		1.63%, 03/31/2019	2,616	2,666
0.88%, 07/15/2018	1,501	1,503		1.63%, 04/30/2019	3,000	3,059
0.88%, 10/15/2018	2,760	2,763		1.63%, 06/30/2019	4,000	4,080
0.88%, 04/15/2019	2,175	2,175		1.63%, 07/31/2019	3,500	3,571
0.88%, 05/15/2019	2,205	2,205		1.63%, 08/31/2019	2,155	2,199
0.88%, 06/15/2019	2,185	2,183		1.63%, 12/31/2019	4,400	4,491
0.88%, 07/31/2019	2,270	2,268		1.63%, 06/30/2020	2,560	2,612
1.00%, 12/15/2017	2,300	2,308		1.63%, 07/31/2020	2,950	3,010
1.00%, 12/31/2017	2,400	2,408		1.63%, 11/30/2020	3,770	3,846
1.00%, 02/15/2018	3,095	3,106		1.63%, 08/15/2022	883	898
1.00%, 03/15/2018	2,140	2,148		1.63%, 11/15/2022	3,300	3,350
1.00%, 05/15/2018	4,205	4,220		1.63%, 04/30/2023	2,535	2,568
1.00%, 05/31/2018	2,388	2,396		1.63%, 05/31/2023	2,570	2,603
1.00%, 08/15/2018	1,714	1,720		1.63%, 02/15/2026	7,738	7,769
1.00%, 09/15/2018	1,161	1,165		1.63%, 05/15/2026	5,606	5,627
1.00%, 03/15/2019	2,335	2,343		1.75%, 10/31/2018	392	399
1.00%, 06/30/2019	750	752		1.75%, 09/30/2019	4,511	4,621
1.00%, 08/31/2019	1,545	1,549		1.75%, 10/31/2020	2,430	2,490
1.00%, 09/30/2019	2,173	2,177		1.75%, 12/31/2020	4,570	4,685
1.00%, 11/30/2019	930	931		1.75%, 02/28/2022	2,710	2,776
1.13%, 06/15/2018	2,170	2,182		1.75%, 03/31/2022	1,730	1,771
1.13%, 01/15/2019	2,630	2,646		1.75%, 04/30/2022	1,000	1,024
1.13%, 05/31/2019	750	755		1.75%, 05/15/2022	2,350	2,407
1.13%, 12/31/2019	1,620	1,627		1.75%, 09/30/2022	2,795	2,859
1.13%, 03/31/2020	1,600	1,605		1.75%, 01/31/2023	235	240
1.13%, 04/30/2020	3,005	3,014		1.75%, 05/15/2023	5,500	5,618
1.13%, 02/28/2021	4,500	4,494		1.88%, 09/30/2017	3,273	3,314
1.13%, 06/30/2021	2,800	2,792		1.88%, 10/31/2017	3,045	3,085
1.13%, 07/31/2021	1,570	1,565		1.88%, 06/30/2020	2,000	2,060
1.13%, 08/31/2021	3,755	3,745		1.88%, 11/30/2021	3,140	3,239
1.25%, 10/31/2018	3,050	3,077		1.88%, 05/31/2022	3,000	3,093
1.25%, 11/15/2018	1,655	1,669		1.88%, 08/31/2022	2,005	2,066
1.25%, 11/30/2018	1,930	1,947		1.88%, 10/31/2022	1,985	2,045
1.25%, 12/15/2018	2,150	2,169		2.00%, 07/31/2020	1,075	1,112
1.25%, 01/31/2019	2,319	2,341		2.00%, 09/30/2020	920	952
1.25%, 04/30/2019	1,000	1,010		2.00%, 11/30/2020	1,845	1,910
1.25%, 10/31/2019	796	803		2.00%, 02/28/2021	3,275	3,394
1.25%, 01/31/2020	3,960	3,992		2.00%, 05/31/2021	3,895	4,040
1.25%, 02/29/2020	1,255	1,265		2.00%, 08/31/2021	3,150	3,269
1.25%, 03/31/2021	2,220	2,227		2.00%, 10/31/2021	2,950	3,061
1.25%, 07/31/2023	2,530	2,500		2.00%, 11/15/2021	4,100	4,255
1.38%, 06/30/2018	3,546	3,583		2.00%, 02/15/2022	4,000	4,153
1.38%, 07/31/2018	1,800	1,819		2.00%, 07/31/2022	2,990	3,103
1.38%, 09/30/2018	4,631	4,684		2.00%, 11/30/2022	5,295	5,492
1.38%, 11/30/2018	299	303		2.00%, 02/15/2023	3,991	4,141
1.38%, 12/31/2018	715	724		2.00%, 02/15/2025	4,745	4,921
1.38%, 02/28/2019	4,291	4,345		2.00%, 08/15/2025	4,400	4,561
1.38%, 01/31/2020	2,540	2,571		2.13%, 08/31/2020	3,260	3,389
1.38%, 02/29/2020	2,900	2,935		2.13%, 01/31/2021	1,850	1,926
1.38%, 03/31/2020	2,010	2,034		2.13%, 06/30/2021	3,290	3,433
1.38%, 04/30/2020	2,005	2,029		2.13%, 08/15/2021	4,250	4,434
1.38%, 05/31/2020	1,966	1,988		2.13%, 09/30/2021	3,840	4,008
1.38%, 08/31/2020	2,250	2,273		2.13%, 12/31/2021	1,975	2,062
1.38%, 09/30/2020	3,000	3,030		2.13%, 06/30/2022	2,320	2,423
1.38%, 10/31/2020	2,370	2,393		2.13%, 12/31/2022	4,490	4,689
1.38%, 01/31/2021	2,090	2,109		2.13%, 05/15/2025	4,460	4,671
1.38%, 04/30/2021	1,670	1,685		2.25%, 11/30/2017	3,085	3,143
1.38%, 05/31/2021	1,310	1,322		2.25%, 04/30/2021	2,570	2,694
1.38%, 06/30/2023	4,045	4,031		2.25%, 07/31/2021	3,030	3,180
1.38%, 08/31/2023	2,530	2,517		2.25%, 11/15/2024	3,734	3,945
1.50%, 08/31/2018	5,473	5,547		2.25%, 11/15/2025	5,420	5,735
1.50%, 12/31/2018	3,100	3,146		2.25%, 08/15/2046	1,355	1,360
1.50%, 01/31/2019	4,190	4,254		2.38%, 05/31/2018	67	69
1.50%, 02/28/2019	2,200	2,235		2.38%, 06/30/2018	2,125	2,186
1.50%, 03/31/2019	750	762		2.38%, 12/31/2020	1,770	1,861
1.50%, 05/31/2019	1,670	1,697		2.38%, 08/15/2024	4,360	4,645
1.50%, 10/31/2019	3,165	3,218		2.50%, 08/15/2023	5,990	6,415
1.50%, 11/30/2019	2,110	2,145		2.50%, 05/15/2024	5,360	5,759
1.50%, 05/31/2020	2,590	2,631		2.50%, 02/15/2045	3,825	4,040
1.50%, 01/31/2022	1,560	1,578		2.50%, 02/15/2046	4,700	4,966
1.50%, 02/28/2023	500	503		2.50%, 05/15/2046	4,155	4,398
1.50%, 03/31/2023	2,805	2,820		2.63%, 01/31/2018	1,240	1,272

See accompanying notes.

Schedule of Investments Bond Market Index Fund August 31, 2016

U.S. GOVERNMENT & GOVERNMENT	Principal			(c)	Security exempt from registration under Rule 144A of the Securities Act of
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)	1933. These securities may be resold in transactions exempt from
U.S. Treasury (continued)				registration, normally to qualified institutional buyers. At the end of the
2.63%, 04/30/2018	$2,000	$2,061		period, the value of these securities totaled $5,057 or 0.29% of net assets.
2.63%, 08/15/2020	2,400	2,540		(d)	Credit support indicates investments that benefit from credit enhancement
2.63%, 11/15/2020	4,770	5,059		or liquidity support provided by a third party bank, institution, or
2.75%, 12/31/2017	1,500	1,539		government agency.
2.75%, 02/28/2018	2,075	2,136		(e)	Security was purchased in a "to-be-announced" ("TBA") transaction. See
2.75%, 02/15/2019	1,900	1,988		Notes to Financial Statements for additional information.
2.75%, 11/15/2023	6,439	7,018
2.75%, 02/15/2024	6,750	7,367
2.75%, 08/15/2042	1,284	1,428
				Portfolio Summary (unaudited)
2.75%, 11/15/2042	3,640	4,044
2.88%, 03/31/2018	1,860	1,921		Sector	Percent
2.88%, 05/15/2043	2,935	3,335		Government	41.92%
2.88%, 08/15/2045	3,850	4,379		Mortgage Securities	29.26%
3.00%, 05/15/2042	400	465		Financial	8.44%
3.00%, 11/15/2044	2,800	3,259		Investment Companies	7.81%
3.00%, 05/15/2045	4,130	4,808		Consumer, Non-cyclical	4.49%
3.00%, 11/15/2045	4,175	4,865		Energy	2.97%
3.13%, 05/15/2019	3,490	3,698		Communications	2.82%
3.13%, 05/15/2021	3,000	3,264		Industrial	2.04%
3.13%, 02/15/2042	3,300	3,923		Utilities	1.92%
3.13%, 02/15/2043	2,250	2,675		Consumer, Cyclical	1.66%
3.13%, 08/15/2044	3,630	4,324		Technology	1.61%
3.38%, 11/15/2019	3,115	3,351		Basic Materials	0.92%
3.38%, 05/15/2044	3,865	4,813		Asset Backed Securities	0.41%
3.50%, 02/15/2018	3,840	3,991		Revenue Bonds	0.39%
3.50%, 05/15/2020	3,715	4,043		General Obligation Unlimited	0.39%
3.50%, 02/15/2039	500	630		Insured	0.10%
3.63%, 08/15/2019	3,720	4,012		General Obligation Limited	0.04%
3.63%, 02/15/2020	5,198	5,656		Investments Sold Short	(0.04)%
3.63%, 02/15/2021	3,100	3,429		Other Assets and Liabilities	(7.15)%
3.63%, 08/15/2043	3,220	4,183		TOTAL NET ASSETS	100.00%
3.63%, 02/15/2044	3,810	4,951
3.75%, 11/15/2018	1,750	1,862
3.75%, 11/15/2043	4,000	5,312
3.88%, 08/15/2040	910	1,210
4.00%, 08/15/2018	1,120	1,191
4.25%, 11/15/2017	1,166	1,215
4.25%, 05/15/2039	1,320	1,842
4.25%, 11/15/2040	1,453	2,038
4.38%, 02/15/2038	790	1,121
4.38%, 11/15/2039	500	710
4.38%, 05/15/2040	1,499	2,133
4.38%, 05/15/2041	1,713	2,452
4.50%, 02/15/2036	2,050	2,931
4.50%, 05/15/2038	1,080	1,560
4.50%, 08/15/2039	2,200	3,175
4.63%, 02/15/2040	1,530	2,248
4.75%, 02/15/2037	930	1,373
4.75%, 02/15/2041	709	1,066
5.00%, 05/15/2037	260	396
5.25%, 02/15/2029	1,500	2,100
5.38%, 02/15/2031	810	1,191
5.50%, 08/15/2028	666	943
6.13%, 11/15/2027	1,265	1,847
6.25%, 08/15/2023	2,370	3,136
6.25%, 05/15/2030	1,350	2,100
6.38%, 08/15/2027	275	407
6.50%, 11/15/2026	1,400	2,053
7.50%, 11/15/2024	1,000	1,471
8.13%, 05/15/2021	150	198
8.75%, 08/15/2020	1,500	1,947
		$638,878
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$1,127,103
Total Investments		$1,900,433
Other Assets and Liabilities - (7.19)%		$(127,529)
TOTAL NET ASSETS - 100.00%		$1,772,904

(a)	Variable Rate. Rate shown is in effect at August 31, 2016.
(b)	Non-Income Producing Security

See accompanying notes.

		Schedule of Investments
		Bond Market Index Fund
		August 31, 2016

Short Sales Outstanding

U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS - (0.04)%	Amount (000's)	Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC) -
(0.01)%
2.50%, 10/01/2046	$200	$201

Federal National Mortgage Association (FNMA) - (0.02)%
3.50%, 10/01/2025	300	317

Government National Mortgage Association (GNMA) -
(0.01)%
3.50%, 09/01/2045	100	106

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY $		624
OBLIGATIONS (proceeds $624)
TOTAL SHORT SALES (proceeds $624)		$624

See accompanying notes.

Schedule of Investments
Credit Opportunities Explorer Fund
August 31, 2016

COMMON STOCKS - 0.03%	Shares Held	Value(000	's)		Principal
Forest Products & Paper - 0.03%				BONDS (continued)	Amount (000's) Value (000's)
Verso Corp (a)	796	$5		Diversified Financial Services (continued)
				Springleaf Finance Corp
TOTAL COMMON STOCKS		$5		5.25%, 12/15/2019	$40	$41
INVESTMENT COMPANIES - 10.40%	Shares Held	Value(000	's)			$119
Money Market Funds - 10.40%				Electronics - 2.68%
BlackRock Liquidity Funds FedFund Portfolio	2,015,543	2,016		Keysight Technologies Inc
				4.55%, 10/30/2024	500	520
TOTAL INVESTMENT COMPANIES		$2,016
	Principal			Entertainment - 1.12%
BONDS- 65.26%	Amount (000's)	Value(000	's)	CCM Merger Inc
				9.13%, 05/01/2019(d)	75	79
Banks- 13.83%
Bank of Montreal				Eldorado Resorts Inc
1.62%, 08/27/2021(b)	$750	$751		7.00%, 08/01/2023	55	58
Commonwealth Bank of Australia				GLP Capital LP / GLP Financing II Inc
0.00%, 09/06/2021(a),(b),(c),(d)	700	701		5.38%, 04/15/2026	20	22
JPMorgan Chase & Co				WMG Acquisition Corp
5.00%, 12/29/2049(b),(e)	70	70		6.75%, 04/15/2022(d)	55	58
Popular Inc						$217
7.00%, 07/01/2019	50	52		Food- 0.41%
Svenska Handelsbanken AB				BI-LO LLC / BI-LO Finance Corp
1.88%, 09/07/2021(c)	600	598		9.25%, 02/15/2019(d)	50	43
Toronto-Dominion Bank/The				JBS USA LUX SA / JBS USA Finance Inc
1.66%, 04/07/2021(b)	500	507		5.88%, 07/15/2024(d)	35	36
		$2,679				$79
Beverages - 8.13%				Healthcare - Products - 0.25%
Anheuser-Busch InBev Finance Inc				Universal Hospital Services Inc
3.65%, 02/01/2026	296	316		7.63%, 08/15/2020	50	48
Coca-Cola Co/The
2.25%, 09/01/2026(c)	550	550		Healthcare - Services - 0.44%
Molson Coors Brewing Co				Centene Corp
3.00%, 07/15/2026	700	709		5.63%, 02/15/2021	10	11
		$1,575		6.13%, 02/15/2024	15	16
Building Materials - 1.80%				MPH Acquisition Holdings LLC
				7.13%, 06/01/2024(d)	55	59
Owens Corning
3.40%, 08/15/2026	350	349				$86
				Home Builders - 0.24%
Commercial Mortgage Backed Securities - 5.92%				WCI Communities Inc
CD 2007-CD4 Commercial Mortgage Trust				6.88%, 08/15/2021	45	47
5.37%, 12/11/2049	200	202
COMM 2013-CCRE6 Mortgage Trust				Insurance - 9.36%
4.31%, 03/10/2046(b),(d)	100	89		Jackson National Life Global Funding
				3.05%, 04/29/2026(d)	600	611
Commercial Mortgage Pass Through
Certificates				MetLife Inc
4.93%, 10/15/2045(b),(d)	100	103		10.75%, 08/01/2069	500	805
JP Morgan Chase Commercial Mortgage				New York Life Global Funding
				2.35%, 07/14/2026(d)	350	348
Securities Trust 2007-C1
6.19%, 02/15/2051(b)	200	202		Voya Financial Inc
				5.65%, 05/15/2053(b)	50	50
JPMBB Commercial Mortgage Securities
Trust 2014-C24						$1,814
1.22%, 11/15/2047(b),(f)	2,701	147		Iron & Steel - 0.29%
4.57%, 11/15/2047(b)	225	240		Signode Industrial Group Lux SA/Signode
Morgan Stanley Bank of America Merrill				Industrial Group US Inc
Lynch Trust 2015-C25				6.38%, 05/01/2022(d)	55	56
3.64%, 10/15/2048	150	164
		$1,147		Media- 1.86%
Computers - 4.04%				CCO Holdings LLC / CCO Holdings Capital
				Corp
Apple Inc				5.88%, 04/01/2024(d)	55	59
4.65%, 02/23/2046	250	293
Hewlett Packard Enterprise Co				Charter Communications Operating LLC /
6.35%, 10/15/2045(d)	250	258		Charter Communications Operating Capital
				6.83%, 10/23/2055(d)	200	249
Seagate HDD Cayman
4.75%, 01/01/2025	250	231		WideOpenWest Finance LLC /
		$782		WideOpenWest Capital Corp
				10.25%, 07/15/2019 (g)	50	53
Diversified Financial Services - 0.62%
Ally Financial Inc						$361
5.75%, 11/20/2025	35	37		Metal Fabrication & Hardware - 0.02%
Credit Acceptance Corp				Wise Metals Intermediate Holdings LLC/Wise
7.38%, 03/15/2023	20	21		Holdings Finance Corp
				9.75%, PIK 10.50%, 06/15/2019 (d),(h)	5	4
Navient Corp
5.00%, 10/26/2020	5	5
5.88%, 03/25/2021	15	15

See accompanying notes.

     Schedule of Investments Credit Opportunities Explorer Fund August 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's)	Value(000	's)
Mining - 0.11%			Transportation (continued)
Teck Resources Ltd			Navios Maritime Acquisition Corp / Navios
3.75%, 02/01/2023	$25	$21	Acquisition Finance US Inc
			8.13%, 11/15/2021(d)	$120		$91
Miscellaneous Manufacturers - 3.38%						$142
Bombardier Inc			TOTAL BONDS			$12,644
4.75%, 04/15/2019(d)	50	50	SENIOR FLOATING RATE INTERESTS -	Principal
General Electric Co			0.26%	Amount (000's)	Value(000	's)
1.65%, 03/15/2023(b)	600	604
			Oil & Gas - 0.21%
		$654	Chesapeake Energy Corp, Term Loan
Mortgage Backed Securities - 3.53%			0.00%, 08/17/2021(b),(i)	$40		$41
Fannie Mae REMICS
5.48%, 07/25/2046(b),(f)	183	49	REITS- 0.05%
5.53%, 01/25/2044(b),(f)	274	50	iStar Inc, Term Loan B
5.63%, 11/25/2042(b),(f)	174	44	5.50%, 07/01/2020(b)	9		10
Ginnie Mae
5.09%, 02/20/2045(b),(f)	218	44	TOTAL SENIOR FLOATING RATE INTERESTS			$51
5.54%, 11/20/2040(b),(f)	229	47

5.54%, 05/20/2046(b),(f)	199	45	U.S. GOVERNMENT & GOVERNMENT	Principal
			AGENCY OBLIGATIONS - 25.77%	Amount (000's)	Value(000	's)
5.59%, 11/20/2041(b),(f)	217	46
			U.S. Treasury - 25.77%
5.59%, 07/16/2043(b),(f)	203	34
			1.13%, 08/31/2021	$3,335		$3,326
5.59%, 02/20/2046(b),(f)	196	53
			1.38%, 01/31/2021	350		353
5.59%, 06/20/2046(b),(f)	179	42
			1.50%, 08/15/2026	1,005		999
5.69%, 11/20/2045(b),(f)	207	44
			1.75%, 01/31/2023	175		179
5.69%, 01/20/2046(b),(f)	195	47
			2.50%, 05/15/2046	130		137
6.09%, 04/16/2040(b),(f)	193	45
						$4,994
6.14%, 12/20/2040(b),(f)	241	48
6.14%, 04/16/2042(b),(f)	207	46	TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
			OBLIGATIONS			$4,994
		$684	Total Investments			$19,710
Oil & Gas - 0.83%			Other Assets and Liabilities - (1.72)%			$(334)
Continental Resources Inc/OK			TOTAL NET ASSETS - 100.00%			$19,376
4.50%, 04/15/2023	25	24
5.00%, 09/15/2022	15	14
EP Energy LLC / Everest Acquisition Finance			(a) Non-Income Producing Security
Inc			(b)	Variable Rate. Rate shown is in effect at August 31, 2016.
7.75%, 09/01/2022	40	22	(c)	Security purchased on a when-issued basis.
9.38%, 05/01/2020	35	23	(d)	Security exempt from registration under Rule 144A of the Securities Act of
Halcon Resources Corp			1933. These securities may be resold in transactions exempt from
8.63%, 02/01/2020(d)	40	38
			registration, normally to qualified institutional buyers. At the end of the
Whiting Petroleum Corp			period, the value of these securities totaled $3,228 or 16.66% of net assets.
5.00%, 03/15/2019	10	9	(e)	Perpetual security. Perpetual securities pay an indefinite stream of
5.75%, 03/15/2021	35	31	interest, but they may be called by the issuer at an earlier date.
		$161	(f) Security is an Interest Only Strip.
Pharmaceuticals - 2.73%			(g)	Security is Illiquid. At the end of the period, the value of these securities
Baxalta Inc			totaled $53 or 0.27% of net assets.
5.25%, 06/23/2045	450	529	(h)	Payment in kind; the issuer has the option of paying additional securities
			in lieu of cash.
Pipelines - 0.22%			(i)	This Senior Floating Rate Note will settle after August 31, 2016, at which
Tesoro Logistics LP / Tesoro Logistics			time the interest rate will be determined.
Finance Corp
6.13%, 10/15/2021	25	26
6.38%, 05/01/2024	15	16
		$42	Portfolio Summary (unaudited)
Retail - 0.87%			Sector			Percent
BMC Stock Holdings Inc			Government			25.77%
9.00%, 09/15/2018(d)	45	47	Financial			23.85%
Landry's Holdings II Inc			Consumer, Non-cyclical			11.96%
10.25%, 01/01/2018 (d)	120	122	Investment Companies			10.40%
		$169	Mortgage Securities			9.45%
Software - 0.39%			Industrial			8.61%
Activision Blizzard Inc			Technology			4.44%
6.13%, 09/15/2023(d)	70	76	Communications			3.32%
			Consumer, Cyclical			2.23%
Telecommunications - 1.46%			Energy			1.26%
Frontier Communications Corp			Basic Materials			0.43%
11.00%, 09/15/2025	20	21	Other Assets and Liabilities			(1.72)%
10.50%, 09/15/2022	10	11	TOTAL NET ASSETS			100.00%
Verizon Communications Inc
4.13%, 08/15/2046	250	251
		$283
Transportation - 0.73%
Eletson Holdings Inc
9.63%, 01/15/2022(d)	70	51

See accompanying notes.

Schedule of Investments
Credit Opportunities Explorer Fund
August 31, 2016

Exchange Cleared Credit Default Swaps

Buy Protection
		Implied
		Credit Spread	(Pay)/				Upfront		Unrealized
		as of August	Receive	Expiration	Notional		Premiums		Appreciation/
	Reference Entity	31, 2016 (a)	Fixed Rate	Date	Amount		Paid/(Received)		(Depreciation)	Fair Value
	CDX.NA.HY.25	N/A	(5.00)%	12/20/2020	$198	$	— $		(10)	$(10)
	CDX.NA.HY.25	N/A	(5.00)%	12/20/2020	198		5		(15)	(10)
	CDX.NA.HY.26	N/A	(5.00)%	06/20/2021	500		(7)		(15)	(22)
	CDX.NA.HY.26	N/A	(5.00)%	06/20/2021	500		(8)		(13)	(21)
Total							$(10	) $	(53)	$(63)

Amounts in thousands

(a) Implied credit spreads, represented in absolute terms, used in determining the market value of credit default swap agreements on corporate issues or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments requiredtobe made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

		Futures Contracts
							Unrealized Appreciation/(Depreciation)
Type	Long/Short	Contracts	Notional Value		Fair Value
Euro Bund 10 Year Bund; December 2016	Long		5	$918		$918		$—
Euro-Bobl 5 Year; December 2016	Long		6	881		881		—
UK 10 Year Gilt; December 2016	Long		6	1,034		1,036		2
US 10 Year Note; December 2016	Short		38	4,983		4,975		8
US 10 Year Ultra Note; December 2016	Short		8	1,155		1,155		—
US 2 Year Note; December 2016	Short		3	656		655		1
US 5 Year Note; December 2016	Long		4	486		485		(1)
US Long Bond; December 2016	Long		2	341		341		—
US Ultra Bond; December 2016	Short		5	936		937		(1)
Total						$		9

Amounts in thousands except contracts

Total Return Swaps

			Pay/Receive	Financing	Expiration		Fair Value
Counterparty (Issuer) Reference Entity		Shares	Positive Return	Rate	Date	Notional Amount	Asset	Liability
Barclays Bank PLC	Price return based on Principal Global	N/A	Receive	0.80%	09/09/2016	$100	$2	$—
Dynamic VIX Alpha Excess Return Strategy
Barclays Bank PLC	Price return based on S&P 500 Dynamic VIX	N/A	Receive	1.40%	09/09/2016	100	2	—
Futures Index
Total							$4	$—

Amounts in thousands except contracts

See accompanying notes.

Consolidated Schedule of Investments Diversified Real Asset Fund August 31, 2016

COMMON STOCKS - 48.86%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Agriculture - 0.10%				Engineering & Construction (continued)
Archer-Daniels-Midland Co	87,105	$3,812		Eiffage SA	27,600	$2,164
				Enav SpA (a),(c)	1,861,884	7,726
Automobile Manufacturers - 0.08%				Ferrovial SA	174,439	3,440
Mahindra & Mahindra Ltd	137,293	2,970		Flughafen Zuerich AG	46,887	8,679
				Fraport AG Frankfurt Airport Services	34,716	1,935
Building Materials - 0.35%				Worldwide
Boise Cascade Co (a)	127,562	3,347		Grupo Aeroportuario del Centro Norte SAB de	287,551	1,770
Builders FirstSource Inc (a)	212,855	2,924		CV
Norbord Inc (b)	278,421	6,688		Grupo Aeroportuario del Pacifico SAB de CV	55,100	548
		$12,959		Hopewell Highway Infrastructure Ltd	3,794,000	2,209
Chemicals - 1.76%				Japan Airport Terminal Co Ltd	39,800	1,572
				SBA Communications Corp (a)	88,687	10,124
Agrium Inc	23,867	2,300
CF Industries Holdings Inc	153,093	3,980		Sydney Airport	484,688	2,649
Givaudan SA	2,664	5,510		Vinci SA	34,783	2,643
Ingevity Corp (a)	15,969	709				$54,959
Koninklijke DSM NV	56,191	3,922		Environmental Control - 0.08%
Monsanto Co	49,046	5,223		Tomra Systems ASA (b)	277,475	3,095
Mosaic Co/The	245,020	7,368
Novozymes A/S	66,098	2,867		Food - 1.55%
OCI NV (a)	128,642	2,258		Ajinomoto Co Inc	222,600	4,724
Potash Corp of Saskatchewan Inc	65,638	1,189		Ariake Japan Co Ltd	38,300	1,812
Potash Corp of Saskatchewan Inc	269,095	4,871		Aryzta AG (a)	25,700	1,025
Symrise AG	40,574	2,985		BRF SA	187,100	3,118
Syngenta AG	33,406	14,584		Cal-Maine Foods Inc	34,511	1,585
Tessenderlo Chemie NV (a)	105,315	3,352		China Mengniu Dairy Co Ltd	1,000,000	1,891
Yara International ASA	122,720	4,346		Chr Hansen Holding A/S	40,718	2,471
		$65,464		Emmi AG (a)	4,621	3,083
Commercial Services - 1.25%				Flowers Foods Inc	88,612	1,321
Abertis Infraestructuras SA	710,453	11,006		Fuji Oil Holdings Inc	179,100	3,482
Atlantia SpA	176,876	4,551		Hormel Foods Corp	56,180	2,149
Cengage Learning Holdings II Inc (a)	11,792	295		Iwatsuka Confectionery Co Ltd (b)	5,300	178
				Kato Sangyo Co Ltd (b)	66,400	1,455
COSCO SHIPPING Ports Ltd	4,028,000	4,357
Hamburger Hafen und Logistik AG	97,382	1,566		Leroy Seafood Group ASA	51,936	2,328
Hutchison Port Holdings Trust	10,542,952	4,529		McCormick & Co Inc/MD	47,517	4,845
Macquarie Atlas Roads Group	134,935	561		Salmar ASA	56,743	1,570
OHL Mexico SAB de CV (a)	2,480,000	3,502		Sanderson Farms Inc	20,271	1,951
Transurban Group	1,862,128	16,019		Sao Martinho SA	78,400	1,212
		$46,386		Saputo Inc	103,349	3,436
Consumer Products - 0.15%				Sysco Corp	124,125	6,437
Kimberly-Clark Corp	42,474	5,439		Toyo Suisan Kaisha Ltd	68,900	2,826
				Tyson Foods Inc	37,971	2,869
				United Natural Foods Inc (a)	40,234	1,835
Cosmetics & Personal Care - 0.70%
Kao Corp	105,400	5,481				$57,603
Svenska Cellulosa AB SCA	416,135	12,790		Forest Products & Paper - 4.31%
				Acadian Timber Corp (b)	142,091	1,973
Unicharm Corp	311,000	7,558
		$25,829		BillerudKorsnas AB	132,651	2,262
				Canfor Corp (a)	545,094	6,330
Electric - 2.07%				Clearwater Paper Corp (a)	39,262	2,437
Ameren Corp	66,000	3,262		Deltic Timber Corp (b)	151,946	10,778
American Electric Power Co Inc	34,400	2,221
Dominion Resources Inc/VA	46,000	3,411		DS Smith PLC	505,867	2,715
DONG Energy A/S (a),(c)	26,400	1,047		Empresas CMPC SA	2,168,453	4,313
Duke Energy Corp	113,300	9,025		Ence Energia y Celulosa SA	80,202	203
Edison International	62,255	4,527		Fibria Celulose SA ADR	1,463,386	10,039
Enel SpA	1,002,388	4,430		Holmen AB	150,919	5,272
				Interfor Corp (a)	624,708	7,422
Engie SA	78,232	1,250
Eversource Energy	70,255	3,792		International Paper Co	177,191	8,592
Huadian Fuxin Energy Corp Ltd	9,024,000	2,321		Klabin SA	3,137,300	16,487
Hydro One Ltd (c)	23,853	477		Metsa Board OYJ	304,733	1,797
Iberdrola SA	1,148,476	7,565		Mondi PLC	537,886	10,945
				Pope Resources a Delaware LP (b)	70,006	4,447
Infraestructura Energetica Nova SAB de CV	613,200	2,367
NextEra Energy Inc	100,600	12,167		Smurfit Kappa Group PLC	391,266	9,657
Origin Energy Ltd	125,900	496		Smurfit Kappa Group PLC	27,633	684
PG&E Corp	300,752	18,628		Stora Enso OYJ	607,593	5,363
		$76,986		Sumitomo Forestry Co Ltd	415,100	5,619
				Suzano Papel e Celulose SA	3,357,900	10,534
Electronics - 0.17%				TFS Corp Ltd (b)	3,175,625	3,745
Trimble Navigation Ltd (a)	225,833	6,188
				UPM-Kymmene OYJ	358,565	7,207
				West Fraser Timber Co Ltd	495,733	16,690
Energy - Alternate Sources - 0.06%
				Western Forest Products Inc	2,807,777	4,539
China Longyuan Power Group Corp Ltd	2,639,000	2,212
						$160,050
Engineering & Construction - 1.48%				Gas - 1.95%
Aena SA (c)	51,631	7,298		Beijing Enterprises Holdings Ltd	203,000	1,162
Auckland International Airport Ltd	404,900	2,202		CenterPoint Energy Inc	97,114	2,182

See accompanying notes.

Consolidated Schedule of Investments Diversified Real Asset Fund August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Gas (continued)				Pipelines (continued)
China Gas Holdings Ltd	1,481,134	$2,514		Buckeye Partners LP	362,467	$25,467
Enagas SA	83,747	2,461		Columbia Pipeline Partners LP	146,477	1,988
ENN Energy Holdings Ltd	664,951	3,718		Enbridge Energy Management LLC (a)	204,007	4,643
Hong Kong & China Gas Co Ltd	1,781,169	3,393		Enbridge Inc	558,509	22,027
National Grid PLC	1,302,908	17,931		Energy Transfer Equity LP	945,898	16,932
NiSource Inc	134,817	3,228		Energy Transfer Partners LP	495,366	19,785
ONE Gas Inc	33,143	2,029		Enterprise Products Partners LP	1,415,578	37,371
Sempra Energy	161,911	16,940		EQT Midstream Partners LP (b)	335,564	26,379
Snam SpA	1,290,559	7,163		Genesis Energy LP	316,270	11,319
Southcross Holdings Borrower LP (a),(b)	37	12		Kinder Morgan Inc/DE	965,100	21,087
Southwest Gas Corp	77,474	5,409		Koninklijke Vopak NV	68,877	3,501
Spire Inc	33,100	2,142		Magellan Midstream Partners LP	523,508	36,818
Western Gas Equity Partners LP	59,604	2,198		MPLX LP	783,079	25,943
		$72,482		ONEOK Partners LP	552,210	21,398
Healthcare - Services - 0.00%				Pembina Pipeline Corp	68,506	2,061
Millennium Health LLC (a),(b)	33,861	26		Pembina Pipeline Corp	159,572	4,813
Millennium Health LLC (a),(b),(d)	20,580	—		Phillips 66 Partners LP	352,851	17,456
Millennium Health LLC (a),(b),(d)	19,318	—		Plains All American Pipeline LP	1,162,384	32,617
		$26		Shell Midstream Partners LP	397,823	12,122
Holding Companies - Diversified - 0.32%				Spectra Energy Corp	162,362	5,784
China Merchants Port Holdings Co Ltd	3,195,376	9,082		Spectra Energy Partners LP	287,351	13,112
Empresas COPEC SA	325,843	2,854		Sunoco Logistics Partners LP	812,060	24,037
		$11,936		Tallgrass Energy Partners LP	184,189	8,487
Home Builders - 0.41%				Tesoro Logistics LP	397,815	19,079
Lennar Corp - A Shares	128,056	6,057		TransCanada Corp	522,198	23,681
Toll Brothers Inc (a)	293,085	9,112		Veresen Inc	508,960	5,014
				Western Gas Partners LP (b)	388,280	19,538
		$15,169
				Williams Cos Inc/The	1,168,445	32,646
Home Furnishings - 0.08%
Rational AG	6,070	2,979		Williams Partners LP	178,332	6,794
						$507,721
Housewares - 0.06%				Real Estate - 1.59%
				ADO Properties SA (c)	159,149	6,968
Scotts Miracle-Gro Co/The	25,267	2,092
				Aeon Mall Co Ltd	384,400	5,418
Lodging - 0.10%				Deutsche Wohnen AG	430,573	16,164
City Developments Ltd	600,100	3,731		Fabege AB	415,259	7,697
				Mitsui Fudosan Co Ltd	546,000	11,790
Machinery - Diversified - 0.87%				New World Development Co Ltd	5,434,000	6,795
AGCO Corp	76,384	3,708		UNITE Group PLC/The	503,858	4,147
Alamo Group Inc	29,148	1,889				$58,979
ANDRITZ AG	67,334	3,439		REITS - 11.70%
Bucher Industries AG	12,838	3,253		Agree Realty Corp	92,162	4,423
Deere & Co	95,243	8,053		Alexandria Real Estate Equities Inc	89,008	9,799
Krones AG	16,895	1,615		American Homes 4 Rent	242,050	5,294
Kubota Corp	172,700	2,539		American Tower Corp	209,574	23,762
Middleby Corp/The (a)	28,718	3,680		Apartment Investment & Management Co	102,441	4,628
Valmet OYJ	322,873	4,310		Assura PLC	3,885,804	2,985
		$32,486		AvalonBay Communities Inc	71,081	12,440
Oil & Gas - 0.73%				Boston Properties Inc	58,494	8,197
				CatchMark Timber Trust Inc (b)	387,023	4,528
Antero Midstream Partners LP	343,306	9,462
Cheniere Energy Inc (a)	112,800	4,839		Crown Castle International Corp	202,861	19,224
EQT GP Holdings LP	85,787	2,152		CubeSmart	286,544	7,889
Valero Energy Partners LP (b)	253,229	10,608		DDR Corp	234,464	4,434
Vantage Drilling International (a),(d)	1,554	—		Dexus Property Group	836,490	6,102
		$27,061		Digital Realty Trust Inc	67,699	6,708
				Duke Realty Corp	395,196	11,113
Oil & Gas Services - 0.10%
Targa Resources Corp	87,230	3,801		EPR Properties	86,790	6,797
				Equinix Inc	28,412	10,474
				Equity One Inc	247,730	7,690
Packaging & Containers - 1.35%
Ball Corp	69,416	5,497		Equity Residential	76,332	4,952
FP Corp	58,800	3,103		Essex Property Trust Inc	38,369	8,714
Graphic Packaging Holding Co	502,588	7,208		Federal Realty Investment Trust	28,836	4,585
				Fortune Real Estate Investment Trust	2,802,000	3,581
Huhtamaki OYJ	60,222	2,621		Frasers Logistics & Industrial Trust (a)	8,302,356	5,941
KapStone Paper and Packaging Corp	542,373	9,497
Mayr Melnhof Karton AG (b)	6,896	777		Gecina SA	52,480	8,225
Multi-Color Corp	33,424	2,234		General Growth Properties Inc	269,771	7,861
Packaging Corp of America	122,258	9,613		Goodman Group	2,009,319	11,441
WestRock Co	201,924	9,672		Great Portland Estates PLC	309,810	2,757
				Hoshino Resorts REIT Inc	157	1,872
		$50,222
				Industrial & Infrastructure Fund Investment	471	2,346
Pharmaceuticals - 0.09%				Corp
Zoetis Inc	67,661	3,457
				Japan Hotel REIT Investment Corp	6,009	5,168
				Japan Logistics Fund Inc	1,689	3,851
Pipelines - 13.66%				Japan Retail Fund Investment Corp	2,830	6,363
APA Group	839,702	5,822
				Klepierre	150,453	7,066

See accompanying notes.

Consolidated Schedule of Investments Diversified Real Asset Fund August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)		Principal
REITS (continued)				BONDS (continued)	Amount (000's)		Value(000	's)
Link REIT	1,322,000	$9,603		Federal & Federally Sponsored Credit (continued)
Mirvac Group	2,615,430	4,552		Federal Farm Credit Banks (continued)
NewRiver REIT PLC	294,732	1,235		0.98%, 12/14/2017	$10,000		$9,988
Nomura Real Estate Master Fund Inc	4,260	7,034					$85,694
Orix JREIT Inc	3,264	5,709		Finance - Mortgage Loan/Banker - 4.96%
Physicians Realty Trust	450,552	9,646		Fannie Mae
Potlatch Corp	268,251	10,159		0.53%, 07/20/2017(e)		13,175	13,177
Prologis Inc	190,643	10,125		0.60%, 12/20/2017(e)		20,000	20,016
Public Storage	27,582	6,177		Fannie Mae Discount Notes
Rayonier Inc (b)	564,031	15,528		0.41%, 01/17/2017(f)		3,000	2,995
Regency Centers Corp	50,489	4,066		Federal Home Loan Banks
Rexford Industrial Realty Inc	245,214	5,476		0.53%, 04/25/2017(e)		7,000	7,001
Senior Housing Properties Trust	253,386	5,661		0.57%, 12/07/2017(e)		8,500	8,504
Simon Property Group Inc	135,883	29,279		0.57%, 12/07/2017(e)		10,000	10,004
SL Green Realty Corp	47,344	5,573		0.60%, 01/04/2018(e)		2,000	2,004
STORE Capital Corp	177,267	5,252		0.61%, 06/16/2017(e)		10,000	10,017
Sun Communities Inc	80,037	6,124		0.64%, 09/11/2017(e)		15,000	15,033
Sunstone Hotel Investors Inc	203,583	2,828		0.64%, 10/25/2017(e)		6,200	6,209
Unibail-Rodamco SE	13,159	3,621		0.66%, 09/07/2017(e)		28,000	28,062
Viva Energy REIT (a)	1,200,886	2,292		0.66%, 10/27/2017(e)		5,800	5,809
Welltower Inc	70,005	5,373		0.66%, 03/08/2018(e)		10,000	10,023
Westfield Corp	1,020,583	7,828		Freddie Mac
Weyerhaeuser Co	958,213	30,519		0.75%, 02/26/2018(e)		7,670	7,672
		$434,870		1.00%, 03/08/2017		15,218	15,250
Retail - 0.06%				1.00%, 05/11/2018		5,955	5,949
Tractor Supply Co	25,886	2,173		1.05%, 02/26/2018		1,600	1,601
				1.05%, 05/25/2018		10,000	10,001
Storage & Warehousing - 0.06%				Freddie Mac Discount Notes
Safestore Holdings PLC	415,985	2,035		0.41%, 12/23/2016(f)		5,000	4,995
							$184,322
Telecommunications - 0.23%				Media- 0.01%
Cellnex Telecom SA (c)	196,900	3,438		iHeartCommunications Inc
Eutelsat Communications SA	201,100	3,918		9.00%, 12/15/2019		523	423
Intelsat SA (a)	501,183	1,353
		$8,709		Sovereign - 0.74%
Textiles - 0.26%				Deutsche Bundesrepublik Inflation Linked
Mohawk Industries Inc (a)	46,225	9,836		Bond
				0.10%, 04/15/2023	EUR	2,860	3,442
Transportation - 0.63%				Italy Buoni Poliennali Del Tesoro
East Japan Railway Co	61,736	5,302		1.25%, 09/15/2032(c)		576	706
Groupe Eurotunnel SE	1,346,548	14,831		2.10%, 09/15/2016		11	12
Prumo Logistica SA (a)	897,274	1,942		2.35%, 09/15/2024(c)		3,169	4,127
West Japan Railway Co	21,200	1,215		2.55%, 09/15/2041		1,397	2,128
		$23,290		2.60%, 09/15/2023		315	416
Water- 0.50%				Japanese Government CPI Linked Bond
American Water Works Co Inc	75,405	5,579		0.10%, 09/10/2024	JPY	886,042	9,005
Cia de Saneamento Basico do Estado de Sao	122,100	1,105		0.10%, 03/10/2025		302,993	3,085
Paulo ADR				0.10%, 03/10/2026		67,230	687
Pennon Group PLC	775,166	8,939		New Zealand Government Bond
United Utilities Group PLC	241,304	3,082		2.52%, 09/20/2035(e)	NZD	2,959	2,495
		$18,705		3.07%, 09/20/2030(e)		1,546	1,370
TOTAL COMMON STOCKS		$1,815,712					$27,473
INVESTMENT COMPANIES - 8.46%	Shares Held	Value(000	's)	TOTAL BONDS			$297,912
Money Market Funds - 8.46%				COMMODITY INDEXED STRUCTURED	Principal
BlackRock Liquidity Funds FedFund Portfolio	7,906,309	7,906		NOTES- 1.01%	Amount (000's)		Value(000	's)
Cash Account Trust - Government & Agency	157,200,689	157,201		Banks- 0.36%
Portfolio - Government Cash Managed				Royal Bank of Canada; Dow Jones - UBS
Morgan Stanley Institutional Liquidity Funds -	149,323,074	149,323		Commodity Index Linked Note
Government Portfolio				0.36%, 01/11/2017(c),(e)		$3,900	4,238
		$314,430		0.36%, 02/13/2017(c),(e)		7,600	9,161
TOTAL INVESTMENT COMPANIES		$314,430					$13,399
	Principal			Supranational Bank - 0.65%
BONDS- 8.02%	Amount (000's)	Value(000	's)	International Bank for Reconstruction &
Federal & Federally Sponsored Credit - 2.31%				Development; Dow Jones - UBS Commodity
Federal Farm Credit Banks				Index Linked Note
0.52%, 10/13/2017(e)	$18,000	$17,995		0.99%, 01/19/2017(e)		24,000	24,277
0.54%, 11/22/2017(e)	5,000	4,999
0.54%, 03/22/2018(e)	10,000	9,997		TOTAL COMMODITY INDEXED STRUCTURED NOTES			$37,676
0.58%, 12/14/2016(e)	20,000	20,008
0.63%, 08/01/2018(e)	10,000	9,999
0.65%, 04/05/2018(e)	4,700	4,701
0.66%, 01/25/2018(e)	8,000	8,007

See accompanying notes.

Consolidated Schedule of Investments Diversified Real Asset Fund August 31, 2016

	Principal			SENIOR FLOATING RATE INTERESTS	Principal
CONVERTIBLE BONDS - 0.00%	Amount (000's)	Value(000	's)	(continued)	Amount (000's)	Value(000	's)
Oil & Gas - 0.00%				Commercial Services (continued)
Vantage Drilling International				Allied Universal Holdco LLC, Term Loan
1.00%, PIK 1.00%, 12/31/2030(b),(d),(e),(g)	$269	$123		4.75%, 07/27/2022(e)	$1,493	$1,463
				Brand Energy & Infrastructure Services Inc,
TOTAL CONVERTIBLE BONDS		$123		Term Loan B
SENIOR FLOATING RATE INTERESTS -	Principal			4.75%, 11/20/2020(e)	907	896
15.94%	Amount (000's)	Value(000	's)	Ceridian HCM Holding Inc, Term Loan B2
Advertising - 0.13%				4.50%, 09/15/2020(e)	1,054	1,017
Advantage Sales & Marketing Inc, Term				Global Payments Inc, Term Loan B
Loan				4.02%, 03/24/2023(e)	750	755
7.50%, 07/21/2022(e)	$1,000	$951		KAR Auction Services Inc, Term Loan B3
Advantage Sales & Marketing Inc, Term Loan				4.25%, 03/04/2023(e)	998	1,009
B				Laureate Education Inc, Term Loan B
4.25%, 07/21/2021(e)	2,015	1,999		5.00%, 06/16/2018(e)	122	121
Checkout Holding Corp, Term Loan B				Pharmaceutical Product Development LLC,
4.50%, 04/03/2021(e)	1,715	1,518		Term Loan B
Getty Images Inc, Term Loan B				4.25%, 08/05/2022(e)	4,364	4,376
0.00%, 10/03/2019(e),(h)	630	533		ServiceMaster Co LLC/The, Term Loan B
				4.25%, 06/25/2021(e)	6,687	6,727
		$5,001
Aerospace & Defense - 0.18%				Syniverse Holdings Inc, Term Loan B
				4.00%, 04/23/2019(e)	1,172	1,039
Sequa Corp, Term Loan B
5.25%, 05/29/2017(e)	2,829	2,431		4.00%, 04/23/2019(e)	2,207	1,960
TransDigm Inc, Term Loan D				WEX Inc, Term Loan B
3.75%, 05/21/2021(e)	4,167	4,156		4.25%, 06/24/2023(e)	1,000	1,007
		$6,587				$21,649
Airlines - 0.30%				Computers - 0.44%
American Airlines Inc, Term Loan B				CSRA Inc, Term Loan B
3.25%, 06/27/2020(e)	3,404	3,402		3.75%, 10/06/2022(e)	1,961	1,969
3.50%, 10/10/2021(b),(e)	2,772	2,773		Harland Clarke Holdings Corp, Term Loan
American Airlines Inc, Term Loan B1				B3
3.50%, 05/23/2019(e)	2,185	2,184		7.00%, 04/26/2018(e)	1,988	1,954
Delta Air Lines Inc, Term Loan B1				Harland Clarke Holdings Corp, Term Loan
3.25%, 10/18/2018(e)	2,659	2,664		B4
				6.99%, 08/30/2019(e)	938	916
		$11,023
Automobile Manufacturers - 0.07%				iQor US Inc, Term Loan B
				6.00%, 02/19/2021(b),(e)	2,727	2,318
FCA US LLC, Term Loan B
3.25%, 12/05/2018(e)	2,497	2,499		Riverbed Technology Inc, Term Loan B
				5.00%, 04/25/2022(e)	1,951	1,962
Automobile Parts & Equipment - 0.05%				Western Digital Corp, Term Loan B
				4.50%, 04/29/2023(e)	7,200	7,237
Allison Transmission Inc, Term Loan B3
3.50%, 09/23/2019(e)	1,975	1,979				$16,356
				Consumer Products - 0.51%
Beverages - 0.16%				Dell International LLC, Term Loan
				0.00%, 05/31/2019(e),(h)	3,000	2,943
Jacobs Douwe Egberts BV, Term Loan B
4.25%, 07/02/2021(e)	3,692	3,713		0.00%, 06/02/2021(e),(h)	2,000	1,934
Keurig Green Mountain Inc, Term Loan B				Dell International LLC, Term Loan B2
5.25%, 01/21/2023(e)	2,367	2,388		4.00%, 04/29/2020(e)	10,591	10,623
		$6,101		Dell International LLC, Term Loan C
				3.75%, 09/24/2018(e)	1,371	1,369
Biotechnology - 0.11%

Concordia International Corp, Term Loan B				Prestige Brands Inc, Term Loan B3(e)
5.25%, 10/21/2021(e)	4,489	4,244		4.12%, 09/03/2021	588	590
				Spectrum Brands Inc, Term Loan
				3.51%, 06/16/2022(e)	1,521	1,527
Building Materials - 0.21%
Headwaters Inc, Term Loan B1						$18,986
4.00%, 03/24/2022(e)	4,975	4,975		Cosmetics & Personal Care - 0.05%
Quikrete Holdings Inc, Term Loan B				Revlon Consumer Products Corp, Term Loan
4.00%, 09/18/2020(e)	945	948		0.00%, 07/21/2023(e),(h)	2,000	1,997
Safway Group Holding LLC, Term Loan
5.75%, 08/04/2023(e)	2,000	2,000		Distribution & Wholesale - 0.15%
		$7,923		HD Supply Inc, Term Loan
				3.75%, 08/06/2021(e)	1,816	1,825
Chemicals - 0.09%
Axalta Coating Systems US Holdings Inc,				Univar USA Inc, Term Loan B
				4.25%, 06/24/2022(e)	3,624	3,617
Term Loan B
3.75%, 02/01/2020(e)	422	424				$5,442
Duke Finance LLC, Term Loan				Diversified Financial Services - 0.19%
0.00%, 10/28/2021(e),(h)	1,500	1,474		AlixPartners LLP, Term Loan B
				4.50%, 07/22/2022(e)	1,241	1,247
Minerals Technologies Inc, Term Loan B2
4.75%, 05/09/2021(e)	1,305	1,312		Delos Finance Sarl, Term Loan B
				3.50%, 02/26/2021(e)	1,250	1,253
		$3,210
Commercial Services - 0.58%				Walter Investment Management Corp, Term
				Loan
Acosta Holdco Inc, Term Loan B				4.75%, 12/11/2020(e)	5,110	4,676
4.25%, 09/26/2021(e)	1,316	1,279
						$7,176

See accompanying notes.

Consolidated Schedule of Investments
Diversified Real Asset Fund
August 31, 2016

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's)	Value (000's)	(continued)	Amount (000's)	Value (000's)
Electric - 0.63%			Healthcare - Products (continued)
Calpine Corp, Term Loan B7			Carestream Health Inc, Term Loan
3.64%, 05/05/2023(e)	$2,500	$2,508	9.50%, 12/15/2019(e)	$729	$686
Dayton Power & Light Co/The, Term Loan B			Carestream Health Inc, Term Loan B
0.00%, 08/19/2022(e),(h)	2,250	2,266	5.00%, 06/05/2019(e)	4,551	4,321
Dynegy Inc, Term Loan C			ConvaTec Inc, Term Loan B
5.00%, 06/22/2023(e)	2,000	2,000	4.25%, 12/22/2016(e)	6,873	6,888
Energy Future Intermediate Holding Co LLC,			DJO Finance LLC, Term Loan B
DIP Term Loan			4.25%, 06/24/2020(e)	1,733	1,669
4.25%, 12/19/2016(e)	5,500	5,521	Kinetic Concepts Inc, Term Loan F1
Texas Competitive Electric Holdings Co LLC,			5.00%, 11/04/2020(e)	12,114	12,160
Term Loan			Sterigenics-Nordion Holdings LLC, Term
7.08%, 07/27/2023(e)	8,957	8,977	Loan B
7.08%, 07/27/2023(e)	2,043	2,048	4.25%, 05/06/2022(e)	2,360	2,353
		$23,320			$28,324
Electronics - 0.07%			Healthcare - Services - 0.87%
TTM Technologies Inc, Term Loan B			Ardent Legacy Acquisitions Inc, Term Loan
6.00%, 05/07/2021(e)	2,490	2,493	B
			6.50%, 07/30/2021(e)	246	245
Engineering & Construction - 0.07%			CHS/Community Health Systems Inc, Term
AECOM, Term Loan B			Loan F
3.75%, 09/17/2021(e)	946	952	4.09%, 01/25/2018(e)	28	28
Engility Corp, Term Loan			CHS/Community Health Systems Inc, Term
5.75%, 08/04/2023(e)	1,456	1,466	Loan G
		$2,418	3.75%, 12/13/2019(e)	2,813	2,700
Entertainment - 0.66%			CHS/Community Health Systems Inc, Term
CCM Merger Inc, Term Loan B			Loan H
4.50%, 07/30/2021(e)	1,468	1,476	4.00%, 01/14/2021(e)	5,627	5,392
Delta 2 Lux Sarl, Term Loan B			DaVita HealthCare Partners Inc, Term Loan
7.75%, 07/29/2022(e)	2,250	2,227	B
Delta 2 Lux Sarl, Term Loan B3			3.50%, 06/24/2021(e)	1,683	1,691
4.75%, 07/30/2021(e)	5,368	5,337	Drumm Investors LLC, Term Loan
SGMS Escrow Corp, Term Loan B2			9.50%, 05/04/2018(e)	1,940	1,901
6.00%, 09/17/2021(e)	12,154	12,145	HCA Inc, Term Loan
William Morris Endeavor Entertainment LLC,			3.57%, 02/05/2024(e)	3,000	3,027
Term Loan B			3.77%, 03/01/2023(e)	3,226	3,263
5.25%, 05/06/2021(e)	2,207	2,209	Heartland Dental LLC, Term Loan
WMG Acquisition Corp, Term Loan B			5.50%, 12/21/2018(e)	2,914	2,894
3.75%, 07/07/2020(e)	992	988	IASIS Healthcare LLC, Term Loan B2
		$24,382	4.50%, 05/03/2018(e)	4,127	4,077
Environmental Control - 0.24%			MPH Acquisition Holdings LLC, Term Loan
			B
Advanced Disposal Services Inc, Term Loan			5.00%, 05/25/2023(e)	1,750	1,768
B2
3.75%, 10/09/2019(e)	6,702	6,692	Quorum Health Corp, Term Loan
Tervita Corp, Term Loan B			6.75%, 04/29/2022(e)	4,498	4,301
6.25%, 05/14/2018(e)	2,211	2,157	Select Medical Corp, Term Loan F
			6.00%, 03/03/2021(e)	964	970
		$8,849
Food- 0.91%					$32,257
AdvancePierre Foods Inc, Term Loan B			Holding Companies - Diversified - 0.28%
4.50%, 05/26/2023(e)	2,106	2,120	Emerald Expositions Holding Inc, Term Loan
Albertsons LLC, Term Loan B4			B
4.50%, 08/25/2021(e)	10,763	10,804	4.75%, 06/17/2020(e)	2,868	2,870
Albertsons LLC, Term Loan B6			MGOC Inc, Term Loan B
4.75%, 06/01/2023(e)	8,019	8,062	4.00%, 07/30/2020(e)	2,986	2,986
Pinnacle Foods Finance LLC, Term Loan G			Travelport Finance Luxembourg Sarl, Term
3.25%, 04/29/2020(e)	2,425	2,431	Loan B
			5.00%, 09/02/2021(e)	4,426	4,429
Pinnacle Foods Finance LLC, Term Loan H
3.25%, 04/29/2020(e)	486	487			$10,285
SUPERVALU Inc, Term Loan			Insurance - 0.11%
5.50%, 03/21/2019(e)	3,569	3,570	Alliant Holdings Intermediate LLC, Term
US Foods Inc, Term Loan B			Loan B
4.00%, 06/15/2023(e)	5,534	5,558	4.50%, 07/27/2022(e)	1,995	1,987
Wilton Brands LLC, Term Loan			HUB International Ltd, Term Loan B
8.50%, 08/22/2018(b),(e)	1,056	871	4.00%, 09/17/2020(e)	2,209	2,200
		$33,903			$4,187
Gas- 0.00%			Internet - 0.30%
Southcross Holdings Borrower LP, Term Loan			EIG Investors Corp, Term Loan B
B			6.48%, 11/09/2019(e)	2,077	1,956
4.50%, PIK 5.50%, 04/13/2023(b),(e),(g)	33	28	TIBCO Software Inc, Term Loan B
			6.50%, 11/25/2020(e)	4,597	4,480
Healthcare - Products - 0.76%			Uber Technologies Inc, Term Loan B
AlereInc,Term Loan B			5.00%, 07/07/2023(e)	4,250	4,253
4.50%, 06/10/2022(e)	251	247

See accompanying notes.

Consolidated Schedule of Investments
Diversified Real Asset Fund
August 31, 2016

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's)	Value (000's)	(continued)	Amount (000's)	Value (000's)
Internet (continued)			Media (continued)
VFH Parent LLC, Term Loan B			iHeartCommunications Inc, Term Loan D-
5.25%, 11/05/2019(e)	$304	$304	EXT
Zayo Group LLC, Term Loan B			7.27%, 01/22/2019(e)	$21,205	$16,254
3.75%, 05/06/2021(e)	135	135	iHeartCommunications Inc, Term Loan E
		$11,128	8.02%, 07/30/2019(e)	2,986	2,282
Investment Companies - 0.01%			McGraw-Hill Global Education Holdings
New Millennium Holdco Inc, Term Loan			LLC, Term Loan
7.50%, 12/21/2020(b),(e)	1,153	548	5.00%, 05/02/2022(e)	2,500	2,511
			Mediacom Illinois LLC, Delay-Draw Term
Leisure Products & Services - 0.11%			Loan G-DD
Equinox Holdings Inc, Term Loan B			3.50%, 06/18/2021(e)	491	492
5.00%, 01/31/2020(e)	1,210	1,214	MTL Publishing LLC, Term Loan B3
Life Time Fitness Inc, Term Loan B			4.00%, 08/12/2022(e)	2,920	2,920
4.25%, 06/03/2022(e)	1,980	1,981	Springer Science+Business Media GmbH,
Sabre GLBL Inc, Term Loan B2			Term Loan B9
4.50%, 02/19/2019(e)	807	809	4.75%, 08/14/2020(e)	1,629	1,576
		$4,004	Tribune Media Co, Term Loan B
			3.75%, 12/27/2020(e)	4,137	4,145
Leisure Time - 0.04%
Planet Fitness, Term Loan			Virgin Media Investment Holdings Ltd, Term
4.50%, 03/26/2021(e)	1,237	1,244	Loan F
			3.65%, 06/07/2023(e)	904	904
Sabre GLBL Inc, Term Loan C
4.00%, 02/15/2018(e)	180	180	WideOpenWest Finance LLC, Term Loan
			0.00%, 08/18/2023(e),(h)	2,453	2,440
		$1,424
Lodging - 0.32%			Ziggo BV, Delay-Draw Term Loan B3-DD
			3.70%, 01/15/2022(e)	2,210	2,199
Boyd Gaming Corp, Term Loan
0.00%, 08/16/2023(e),(h)	1,830	1,837	Ziggo BV, Term Loan B1
			3.65%, 01/15/2022(e)	2,099	2,088
Boyd Gaming Corp, Term Loan B
4.00%, 08/07/2020(e)	1,830	1,834	Ziggo BV, Term Loan B2
			3.66%, 01/15/2022(e)	1,441	1,434
CityCenter Holdings LLC, Term Loan B
4.25%, 10/09/2020(e)	1,826	1,836			$61,805
Extended Stay America Inc, Term Loan			Mining - 0.15%
0.00%, 08/17/2023(e),(h)	2,500	2,505	Fairmount Santrol Inc, Term Loan B2
			0.00%, 09/05/2019(e),(h)	2,500	2,163
Hilton Worldwide Finance LLC, Term Loan
B1			FMG Resources August 2006 Pty Ltd, Term
3.50%, 09/23/2020(e)	268	269	Loan B
			3.75%, 06/30/2019(e)	3,285	3,265
Hilton Worldwide Finance LLC, Term Loan
B2					$5,428
2.74%, 10/26/2023(e)	2,743	2,755	Miscellaneous Manufacturers - 0.05%
Intrawest Operations Group LLC, Term Loan			Gates Global LLC, Term Loan B
B			4.25%, 06/11/2021(e)	2,027	1,994
5.00%, 11/26/2020(e)	1,039	1,043
		$12,079	Oil & Gas - 0.24%
Machinery - Construction & Mining - 0.02%			Drillships Financing Holding Inc, Term Loan
North American Lifting Holdings Inc, Term			B1
Loan			6.00%, 02/02/2021(e)	2,209	1,012
5.50%, 11/26/2020(e)	1,034	788	EP Energy LLC, Term Loan
			0.00%, 06/30/2021(e),(h)	160	157
Machinery - Diversified - 0.25%			EP Energy LLC, Term Loan B2
			0.00%, 04/30/2019(e),(h)	1,200	1,170
Gardner Denver Inc, Term Loan
4.25%, 07/23/2020(e)	3,747	3,553	EP Energy LLC, Term Loan B3
RBS Global Inc, Term Loan B			0.00%, 05/24/2018(e),(h)	1,500	1,466
4.00%, 05/14/2020(e)	2,319	2,318	Fieldwood Energy LLC, Term Loan
			8.00%, 08/31/2020(e)	1,346	1,117
Zebra Technologies Corp, Term Loan B
4.00%, 10/27/2021(e)	3,325	3,356	8.37%, 09/17/2020(e)	2,514	1,678
			8.38%, 09/20/2020(e)	914	329
		$9,227
Media- 1.66%			Fieldwood Energy LLC, Term Loan B
			3.88%, 09/28/2018(e)	1,664	1,418
Altice US Finance I Corp, Term Loan B
4.25%, 12/14/2022(e)	6,115	6,138	Seadrill Operating LP, Term Loan B
			4.00%, 02/12/2021(e)	1,065	511
Charter Communications Operating LLC,
Term Loan F					$8,858
3.00%, 01/19/2021(e)	2,992	2,994	Oil & Gas Services - 0.03%
Charter Communications Operating LLC,			Seventy Seven Operating LLC, Term Loan B
			3.75%, 06/17/2021(e)	1,188	1,034
Term Loan I
3.50%, 01/24/2023(e)	4,988	5,012
Cumulus Media Holdings Inc, Term Loan B			Packaging & Containers - 0.28%
4.25%, 12/18/2020(e)	8,436	5,856	BWAY Holding Co, Term Loan B
Gray Television Inc, Term Loan B			5.50%, 08/07/2020(e)	3,083	3,093
3.94%, 06/10/2021(e)	594	596	Reynolds Group Holdings Inc, Term Loan
			0.00%, 01/20/2023(e),(h)	7,000	7,007
Houghton Mifflin Harcourt Publishers Inc,
Term Loan B
4.00%, 05/11/2021(e)	1,980	1,964

See accompanying notes.

Consolidated Schedule of Investments
Diversified Real Asset Fund
August 31, 2016

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)
Packaging & Containers (continued)			Retail (continued)
SIG Combibloc PurchaseCo Sarl, Term Loan			Rite Aid Corp, Term Loan 2
B			4.88%, 06/11/2021(e)	$2,750	$2,754
4.25%, 02/03/2022(e)	$247	$247	Serta Simmons Bedding LLC, Term Loan B
		$10,347	4.25%, 10/01/2019(e)	664	666
Pharmaceuticals - 0.51%					$44,815
Catalent Pharma Solutions Inc, Term Loan B			Semiconductors - 0.53%
4.25%, 05/07/2021(e)	4,780	4,804	Avago Technologies Cayman Finance Ltd,
DPx Holdings BV, Term Loan B			Term Loan B3
4.25%, 01/22/2021(e)	2,207	2,197	3.51%, 02/01/2023(e)	7,620	7,685
Grifols Worldwide Operations USA Inc, Term			Cavium Inc, Term Loan
Loan B			3.75%, 08/10/2022(e)	3,000	3,008
3.44%, 03/05/2021(e)	816	822	Microsemi Corp, Term Loan B
PRA Holdings Inc, Term Loan			3.75%, 12/17/2022(e)	1,305	1,313
4.50%, 09/18/2020(e)	4,361	4,380	NXP BV, Term Loan B
Valeant Pharmaceuticals International Inc,			3.75%, 11/05/2020(e)	1,600	1,608
Term Loan BD2			NXP BV, Term Loan D
5.00%, 02/13/2019(e)	242	242	3.25%, 01/10/2020(e)	3,123	3,131
Valeant Pharmaceuticals International Inc,			ON Semiconductor Corp, Term Loan B
Term Loan BE1			5.25%, 03/31/2023(e)	2,750	2,784
5.25%, 06/26/2020(e)	4,415	4,407			$19,529
Valeant Pharmaceuticals International Inc,			Software - 1.41%
Term Loan BF1			Blackboard Inc, Term Loan B3
5.50%, 03/11/2022(e)	1,251	1,253	4.75%, 10/04/2018(e)	3,478	3,425
Vizient Inc, Term Loan B			BMC Software Finance Inc, Term Loan B
6.25%, 02/09/2023(e)	748	756	5.00%, 08/07/2020(e)	5,491	5,235
		$18,861	Cengage Learning Inc, Term Loan B
Real Estate - 0.11%			5.25%, 06/07/2023(e)	3,922	3,915
Capital Automotive LP, Term Loan			Change Healthcare Holdings Inc, Term Loan
6.00%, 04/18/2020(e)	1,861	1,869	B2
Capital Automotive LP, Term Loan B			3.75%, 11/02/2018(e)	3,117	3,114
4.00%, 04/05/2019(e)	765	767	Compuware Corp, Term Loan B2
Realogy Group LLC, Term Loan B			6.25%, 12/10/2021(e)	4,891	4,751
3.75%, 07/14/2022(e)	1,514	1,522	First Data Corp, Term Loan B
		$4,158	4.52%, 03/24/2021(e)	12,928	12,988
REITS- 0.22%			Genesys Telecommunications Laboratories
Communications Sales & Leasing Inc, Term			Inc, Term Loan
Loan B			4.50%, 11/04/2020(e)	1,950	1,945
5.00%, 10/14/2022(e)	7,414	7,414	Infor US Inc, Term Loan B5
Starwood Property Trust Inc, Term Loan B			3.75%, 06/03/2020(e)	3,126	3,090
3.50%, 04/17/2020(e)	717	716	Informatica LLC, Term Loan B
		$8,130	4.50%, 06/03/2022(e)	993	958
Retail - 1.21%			MA FinanceCo LLC, Term Loan B2
			4.50%, 11/20/2021(e)	348	348
1011778 BC ULC, Term Loan B2
3.75%, 12/10/2021(e)	10,195	10,233	MA FinanceCo LLC, Term Loan C
Academy Ltd, Term Loan B			4.50%, 10/07/2021(e)	525	526
5.00%, 06/16/2022(e)	1,429	1,394	Magic Newco LLC, Term Loan B
			5.00%, 12/02/2018(e)	2,181	2,188
Bass Pro Group LLC, Term Loan B
4.00%, 06/05/2020(e)	988	982	Sophia LP, Term Loan B
			4.75%, 09/22/2016(e)	5,091	5,093
Belk Inc, Term Loan B
5.75%, 11/18/2022(e)	1,990	1,739	SS&C European Holdings SARL, Term Loan
BJ's Wholesale Club Inc, Term Loan			B2
8.50%, 03/21/2020(e)	249	249	4.00%, 06/29/2022(e)	534	537
BJ's Wholesale Club Inc, Term Loan B			SS&C Technologies Inc, Term Loan B1
4.50%, 09/26/2019(e)	3,430	3,426	4.00%, 06/29/2022(e)	4,193	4,219
DollarTreeInc,Term Loan B1					$52,332
3.50%, 05/26/2022(e)	3,546	3,552	Telecommunications - 0.53%
DollarTreeInc,Term Loan B2			Avaya Inc, Term Loan B3
4.18%, 05/26/2022(e)	1,300	1,316	5.24%, 10/26/2017(e)	2,259	1,811
Gymboree Corp/The, Term Loan			Avaya Inc, Term Loan B6
0.00%, 02/23/2018(e),(h)	2,250	1,759	6.50%, 03/31/2018(e)	2,621	2,049
Hudson's Bay Co, Term Loan B			Avaya Inc, Term Loan B7
4.75%, 08/12/2022(e)	1,152	1,154	6.25%, 04/30/2020(e)	246	184
Jo-Ann Stores LLC, Term Loan			Cincinnati Bell Inc, Term Loan B
4.00%, 03/19/2018(e)	1,846	1,844	4.00%, 08/20/2020(e)	973	973
Michaels Stores Inc, Term Loan B			CommScope Inc, Term Loan B
3.75%, 01/24/2020(e)	1,032	1,036	3.75%, 12/29/2022(e)	615	617
Petco Animal Supplies Inc, Term Loan B1			FairPoint Communications Inc, Term Loan B
5.00%, 01/15/2023(e)	3,783	3,814	7.50%, 02/14/2019(e)	3,872	3,868
PetSmart Inc, Term Loan B			Intelsat Jackson Holdings SA, Term Loan B2
4.25%, 03/10/2022(e)	5,382	5,389	3.75%, 06/30/2019(e)	2,603	2,469
Rite Aid Corp, Term Loan 1			T-Mobile USA Inc, Term Loan B
5.75%, 07/07/2020(e)	3,500	3,508	3.50%, 11/03/2022(e)	1,791	1,802

See accompanying notes.

Consolidated Schedule of Investments Diversified Real Asset Fund August 31, 2016

SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's)	Value(000	's)
				(a) Non-Income Producing Security
Telecommunications (continued)
				(b)	Security is Illiquid. At the end of the period, the value of these securities
UPC Financing Partnership, Term Loan AN				totaled $116,416 or 3.13% of net assets.
4.08%, 07/29/2024(e)	$6,000	$5,978

		$19,751		(c) Security exempt from registration under Rule 144A of the Securities Act of
				1933. These securities may be resold in transactions exempt from
Transportation - 0.14%				registration, normally to qualified institutional buyers. At the end of the
CEVA Group PLC, SYNTH LOC				period, the value of these securities totaled $45,186 or 1.22% of net assets.
6.50%, 03/19/2021(e)	371	296
				(d)	Fair value of these investments is determined in good faith by the Manager
CEVA Group PLC, Term Loan				under procedures established and periodically reviewed by the Board of
6.50%, 03/12/2021(e)	528	421		Directors. At the end of the period, the fair value of these securities totaled
6.50%, 03/19/2021(e)	66	52		$123 or 0.00% of net assets.

CEVA Intercompany BV, Term Loan				(e) Variable Rate. Rate shown is in effect at August 31, 2016.
6.50%, 03/19/2021(e)	383	305
				(f) Rate shown is the discount rate of the original purchase.
Commercial Barge Line Co, Term Loan B				(g)	Payment in kind; the issuer has the option of paying additional securities
9.75%, 11/06/2020(e)	988	943		in lieu of cash.

HGIM Corp, Term Loan B				(h)	This Senior Floating Rate Note will settle after August 31, 2016, at which
5.50%, 06/12/2020(e)	2,188	1,258		time the interest rate will be determined.

XPO Logistics Inc, Term Loan B
5.50%, 10/27/2021(e)	1,990	1,999		(i) Security or a portion of the security was pledged to cover margin
				requirements for futures contracts. At the end of the period, the value of
		$5,274		these securities totaled $20,043 or 0.54% of net assets.
TOTAL SENIOR FLOATING RATE INTERESTS		$592,133
U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS - 18.74%	Amount (000's)	Value(000	's)
U.S. Treasury - 2.44%				Portfolio Summary (unaudited)
0.50%, 10/31/2017(e)	$10,000	$10,014		Sector	Percent
0.53%, 04/30/2018(e)	20,000	20,021		Government	27.40%
0.61%, 01/31/2018(e),(i)	21,000	21,045		Energy	14.82%
0.63%, 11/15/2016	8,000	8,005		Financial	14.29%
0.88%, 01/31/2017	31,400	31,459		Investment Companies	8.46%
		$90,544		Consumer, Non-cyclical	8.30%
U.S. Treasury Inflation-Indexed Obligations - 16.30%				Industrial	6.44%
0.13%, 04/15/2018	1,460	1,467		Basic Materials	6.31%
0.13%, 04/15/2019	48,271	48,699		Utilities	5.15%
0.13%, 04/15/2020	44,854	45,294		Consumer, Cyclical	4.02%
0.13%, 04/15/2021	34,674	35,031		Communications	2.86%
0.13%, 01/15/2022	14,070	14,200		Technology	2.38%
0.13%, 07/15/2022	20,532	20,763		Diversified	0.60%
0.13%, 01/15/2023	30,423	30,608		Purchased Options	0.05%
0.13%, 07/15/2024	40,104	40,281		Purchased Interest Rate Swaptions	0.03%
0.13%, 07/15/2026	16,577	16,615		Purchased Capped Options	0.00%
0.25%, 01/15/2025	19,499	19,683		Other Assets and Liabilities	(1.11)%
0.38%, 07/15/2023	21,630	22,191		TOTAL NET ASSETS	100.00%
0.38%, 07/15/2025	18,450	18,878
0.63%, 07/15/2021	25,253	26,225
0.63%, 01/15/2024	24,058	25,016
0.63%, 01/15/2026	38,726	40,402
0.63%, 02/15/2043	12,395	12,499
0.75%, 02/15/2042	13,602	14,086
0.75%, 02/15/2045	9,171	9,533
1.00%, 02/15/2046	5,483	6,113
1.13%, 01/15/2021	16,633	17,533
1.25%, 07/15/2020	4,864	5,152
1.38%, 01/15/2020	7,203	7,589
1.38%, 02/15/2044	12,772	15,246
1.75%, 01/15/2028	7,859	9,151
2.00%, 01/15/2026	5,463	6,364
2.13%, 02/15/2040	5,684	7,604
2.13%, 02/15/2041	19,282	26,033
2.38%, 01/15/2025	8,869	10,496
2.38%, 01/15/2027	7,151	8,699
2.50%, 01/15/2029	7,668	9,700
3.38%, 04/15/2032	5,478	8,015
3.63%, 04/15/2028	11,211	15,436
3.88%, 04/15/2029	7,723	11,093
		$605,695
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$696,239
TOTAL PURCHASED OPTIONS - 0.05%		$1,909
TOTAL PURCHASED CAPPED OPTIONS - 0.00%		$—
TOTAL PURCHASED INTEREST RATE SWAPTIONS -
0.03%		$1,178
Total Investments		$3,757,312
Other Assets and Liabilities - (1.11)%		$(41,124)
TOTAL NET ASSETS - 100.00%		$3,716,188

See accompanying notes.

Consolidated Schedule of Investments
Diversified Real Asset Fund
August 31, 2016

Foreign Currency Contracts

						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Accept		In Exchange For	Fair Value	Asset	Liability
Barclays Bank PLC	10/26/2016	AUD	8,517,105	$6,461	$6,391	$—	$(70)
Barclays Bank PLC	10/26/2016	CHF	6,656,733	6,978	6,793	—	(185)
Barclays Bank PLC	10/26/2016	CLP	2,173,112,600	3,242	3,181	—	(61)
Barclays Bank PLC	10/26/2016	GBP	4,706,000	6,212	6,186	—	(26)
Barclays Bank PLC	10/26/2016	JPY	1,378,821,040	13,600	13,360	—	(240)
Credit Suisse	09/06/2016	EUR	1,900,000	2,159	2,120	—	(39)
Deutsche Bank AG	09/02/2016	JPY	123,857,452	1,215	1,197	—	(18)
Deutsche Bank AG	09/06/2016	NZD	1,000,000	729	725	—	(4)
Deutsche Bank AG	09/09/2016	JPY	246,492,204	2,408	2,383	—	(25)
Deutsche Bank AG	10/26/2016	BRL	52,306,463	15,940	15,940	71	(71)
Deutsche Bank AG	10/26/2016	EUR	24,233,000	26,982	27,090	115	(7)
Deutsche Bank AG	10/26/2016	JPY	1,392,303,235	13,326	13,491	165	—
Deutsche Bank AG	10/26/2016	NOK	56,039,752	6,800	6,729	—	(71)
Goldman Sachs & Co	09/06/2016	EUR	2,000,000	2,236	2,231	—	(5)
HSBC Securities Inc	09/26/2016	JPY	104,651,564	1,017	1,013	—	(4)
JPMorgan Chase	10/26/2016	AUD	3,402	3	3	—	—
JPMorgan Chase	10/26/2016	CAD	8,540,000	6,556	6,515	—	(41)
JPMorgan Chase	10/26/2016	CHF	25,683,970	26,502	26,208	—	(294)
JPMorgan Chase	10/26/2016	CLP	8,955,802,500	13,506	13,110	—	(396)
JPMorgan Chase	10/26/2016	COP	15,895,680,000	5,440	5,296	—	(144)
JPMorgan Chase	10/26/2016	EUR	96,775,000	107,974	108,185	486	(275)
JPMorgan Chase	10/26/2016	GBP	12,509,000	16,712	16,443	—	(269)
JPMorgan Chase	10/26/2016	JPY	6,330,195,355	60,805	61,338	776	(243)
JPMorgan Chase	10/26/2016	KRW	22,622,720,400	20,296	20,277	100	(119)
JPMorgan Chase	10/26/2016	MXN	192,729,250	10,300	10,197	13	(116)
JPMorgan Chase	10/26/2016	NOK	113,247,698	13,607	13,600	91	(98)
JPMorgan Chase	10/26/2016	NZD	9,070,000	6,582	6,564	—	(18)
JPMorgan Chase	10/26/2016	RUB	2,142,345,331	32,180	32,344	271	(107)
JPMorgan Chase	10/26/2016	SEK	116,341,482	13,693	13,632	—	(61)
JPMorgan Chase	10/26/2016	TRY	16,156,327	5,440	5,400	—	(40)
JPMorgan Chase	10/26/2016	ZAR	81,208,500	6,000	5,469	—	(531)
Morgan Stanley & Co	09/06/2016	EUR	6,130,000	6,910	6,839	—	(71)
Morgan Stanley & Co	09/26/2016	EUR	915,000	1,019	1,022	3	—
Royal Bank of Scotland PLC	09/06/2016	NZD	4,450,000	3,219	3,228	9	—
Total						$2,100	$(3,649)
						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Deliver		In Exchange For	Fair Value	Asset	Liability
Bank of America NA	09/06/2016	JPY	743,059,000	$7,106	$7,183	$—	$(77)
Barclays Bank PLC	10/05/2016	JPY	601,187,500	5,829	5,820	9	—
Barclays Bank PLC	10/26/2016	CHF	6,665,856	6,920	6,802	118	—
Barclays Bank PLC	10/26/2016	EUR	38,802,000	43,504	43,377	186	(59)
Barclays Bank PLC	10/26/2016	GBP	5,073,000	6,707	6,668	39	—
Barclays Bank PLC	10/26/2016	JPY	2,091,791,237	20,409	20,268	205	(64)
Barclays Bank PLC	10/26/2016	MXN	63,282,922	3,399	3,348	51	—
Citigroup Inc	09/06/2016	EUR	25,000	28	28	—	—
Citigroup Inc	10/05/2016	NZD	5,009,000	3,623	3,628	—	(5)
Credit Suisse	09/06/2016	EUR	40,000	45	45	—	—
Deutsche Bank AG	10/26/2016	BRL	35,296,204	10,662	10,756	34	(128)
Deutsche Bank AG	10/26/2016	EUR	3,242,000	3,601	3,624	—	(23)
Deutsche Bank AG	10/26/2016	JPY	1,049,326,872	9,939	10,168	—	(229)
Deutsche Bank AG	10/26/2016	KRW	15,090,560,000	13,600	13,526	74	—
Deutsche Bank AG	10/26/2016	MXN	63,427,024	3,400	3,356	44	—
HSBC Securities Inc	09/09/2016	JPY	306,865,504	3,040	2,967	73	—
HSBC Securities Inc	09/26/2016	EUR	920,000	1,016	1,027	—	(11)
JPMorgan Chase	10/26/2016	AUD	8,570,000	6,485	6,431	54	—
JPMorgan Chase	10/26/2016	BRL	11,451,231	3,399	3,490	—	(91)
JPMorgan Chase	10/26/2016	CAD	8,512,393	6,538	6,494	44	—
JPMorgan Chase	10/26/2016	CHF	25,653,323	26,271	26,177	94	—
JPMorgan Chase	10/26/2016	CLP	11,215,952,872	16,998	16,419	579	—
JPMorgan Chase	10/26/2016	EUR	84,833,546	94,481	94,836	27	(382)
JPMorgan Chase	10/26/2016	GBP	22,391,385	29,523	29,433	244	(154)
JPMorgan Chase	10/26/2016	JPY	6,700,349,009	64,766	64,925	352	(511)
JPMorgan Chase	10/26/2016	KRW	7,568,223,160	6,594	6,784	—	(190)
JPMorgan Chase	10/26/2016	MXN	65,738,402	3,586	3,478	108	—
JPMorgan Chase	10/26/2016	NOK	113,294,782	13,600	13,605	8	(13)
JPMorgan Chase	10/26/2016	NZD	18,005,000	12,800	13,030	—	(230)
JPMorgan Chase	10/26/2016	RUB	2,147,829,109	32,421	32,427	184	(190)
JPMorgan Chase	10/26/2016	SEK	57,873,705	6,800	6,781	19	—
JPMorgan Chase	10/26/2016	TRY	16,129,256	5,430	5,391	39	—
JPMorgan Chase	10/26/2016	ZAR	83,747,041	5,840	5,640	200	—
Morgan Stanley & Co	09/06/2016	JPY	743,059,000	7,099	7,183	—	(84)
Morgan Stanley & Co	09/26/2016	JPY	104,212,424	1,019	1,008	11	—

See accompanying notes.

Consolidated Schedule of Investments
Diversified Real Asset Fund
August 31, 2016

Foreign Currency Contracts (continued)

					Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Deliver		In Exchange For	Fair Value		Asset	Liability
RBC Dominion Securities	10/05/2016	EUR	9,730,000	$10,854	$10,868	$	— $	(14)
Royal Bank of Scotland PLC	09/06/2016	EUR	19,736,000	21,976	22,018		—	(42)
Standard Chartered Bank, Hong Kong	09/06/2016	NZD	11,029,000	7,826	8,001		—	(175)
UBS AG	10/05/2016	JPY	601,187,500	5,864	5,820		44	—
Total							$2,840	$(2,672)

Amounts in thousands except contracts

Futures Contracts

								Unrealized
Type	Long/Short		Contracts	Notional Value			Fair Value	Appreciation/(Depreciation)
90 Day Eurodollar; December 2017		Long	252	$62,392			$62,294	$(98)
90 Day Eurodollar; December 2018		Short	252	62,313			62,216	97
Brent Crude; December 2016		Long	305	14,000			14,417	417
Brent Crude; March 2017		Long	246	12,728			11,934	(794)
Brent Crude; November 2016		Long	63	3,011			2,954	(57)
Coffee 'C'; December 2016		Long	143	7,637			7,886	249
Copper; December 2016		Long	413	22,565			21,450	(1,115)
Corn; December 2016		Long	1,177	20,519			18,567	(1,952)
Cotton No.2; December 2016		Long	134	4,324			4,394	70
Cotton No.2; July 2017		Long	2	76			66	(10)
Euro Bund 10 Year Bund; September 2016		Short	50	9,218			9,335	(117)
Euro-Bobl 5 Year; September 2016		Short	3	444			447	(3)
Euro-BTP; September 2016		Short	63	9,996			10,225	(229)
Gasoline RBOB; December 2016		Long	22	1,177			1,213	36
Gasoline RBOB; November 2016		Long	188	10,738			10,443	(295)
Gold 100 oz; December 2016		Long	294	37,127			38,555	1,428
Japan 10 Year Bond TSE; September 2016		Short	11	16,201			16,097	104
KC HRW Wheat; December 2016		Long	141	3,075			2,802	(273)
Lean Hogs; December 2016		Long	50	1,257			1,151	(106)
Lean Hogs; October 2016		Long	188	5,207			4,726	(481)
Live Cattle; December 2016		Long	19	915			824	(91)
Live Cattle; June 2017		Long	23	967			932	(35)
Live Cattle; October 2016		Long	143	6,479			6,096	(383)
LME Nickel; December 2016		Long	128	6,873			7,507	634
LME PRI Alum; December 2016		Long	353	13,776			14,268	492
LME Zinc; December 2016		Long	137	6,096			7,928	1,832
LME Zinc; December 2017		Long	47	2,645			2,706	61
Natural Gas; January 2017		Long	209	6,863			6,951	88
Natural Gas; November 2016		Long	834	24,425			25,045	620
NY Harb ULSD; November 2016		Long	235	13,830			14,261	431
Silver; December 2016		Long	169	13,745			15,807	2,062
Soybean Meal; December 2016		Long	244	8,585			7,484	(1,101)
Soybean Meal; March 2017		Long	53	1,968			1,610	(358)
Soybean Oil; December 2016		Long	446	8,750			8,796	46
Soybean; November 2016		Long	373	19,499			17,587	(1,912)
Sugar #11; July 2017		Long	107	2,324			2,335	11
Sugar #11; October 2016		Long	528	10,827			11,863	1,036
US 10 Year Note; December 2016		Long	97	12,687			12,700	13
US 10 Year Ultra Note; December 2016		Short	51	7,362			7,363	(1)
US 2 Year Note; December 2016		Short	249	54,370			54,360	10
US 5 Year Note; December 2016		Long	361	43,721			43,771	50
US Long Bond; December 2016		Short	98	16,674			16,697	(23)
US Ultra Bond; December 2016		Short	31	5,798			5,811	(13)
Wheat; December 2016		Long	403	8,779			7,823	(956)
WTI Crude; December 2016		Short	284	14,054			13,038	1,016
WTI Crude; June 2017		Long	284	14,784			13,785	(999)
WTI Crude; November 2016		Long	600	26,923			27,186	263
Total								$(336)
Amounts in thousands except contracts

See accompanying notes.

Consolidated Schedule of Investments
Diversified Real Asset Fund
August 31, 2016

Interest Rate Swaps

		(Pay)/
		Receive					Upfront
		Floating	Fixed	Expiration	Notional		Premiums		Unrealized			Fair Value
Counterparty (Issuer)	Floating Rate Index	Rate	Rate	Date	Amount		Paid/(Received)		Appreciation/(Depreciation)			Asset	Liability
Barclays Bank PLC	US CPI Urban	Receive	2.07%	03/10/2018		$7,960	$—			$126		$126	$—
	Consumers
	NAS(CPURNSA)
Deutsche Bank AG	Eurostat Eurozone	Pay	1.04%	01/18/2026	EUR	1,100	—			—		—	—
	HICP Ex Tobacco
	Unrevised Series
	NSA
Deutsche Bank AG	Eurostat Eurozone	Receive	0.76%	01/18/2021		3,137	—			—		—	—
	HICP Ex Tobacco
	Unrevised Series
	NSA
Deutsche Bank AG	Eurostat Eurozone	Receive	0.77%	01/18/2021		1,100	—			3		3	—
	HICP Ex Tobacco
	Unrevised Series
	NSA
Deutsche Bank AG	Eurostat Eurozone	Pay	1.18%	01/18/2026		3,137	—			64		64	—
	HICP Ex Tobacco
	Unrevised Series
	NSA
Deutsche Bank AG	Eurostat Eurozone	Receive	0.74%	01/18/2021		3,137	—			3		3	—
	HICP Ex Tobacco
	Unrevised Series
	NSA
Deutsche Bank AG	Eurostat Eurozone	Pay	1.18%	01/18/2026		3,137	—			63		63	—
	HICP Ex Tobacco
	Unrevised Series
	NSA
Total							$—			$259		$259	$—

Amounts in thousands

Exchange Cleared Interest Rate Swaps

		(Pay)/
		Receive					Upfront
		Floating	Fixed	Expiration	Notional		Premiums		Unrealized
	Floating Rate Index	Rate	Rate	Date	Amount		Paid/(Received)		Appreciation/(Depreciation)				Fair Value
	3 Month LIBOR	Receive	1.80%	08/19/2046		$2,083	$—			$(39)			$(39)
	3 Month LIBOR	Receive	1.13%	02/28/2021	21,300		1			72			73
	3 Month LIBOR	Receive	1.73%	08/31/2046		2,500	—			(2)			(2)
	US Federal Funds	Receive	0.78%	02/28/2021		6,930	—			12
	Effective Rate
	(continuous series)												12
Total							$1			$43			$44

Amounts in thousands

Interest Rate Swaptions

			Pay/
			Receive					Upfront
Purchased Swaptions		Floating Rate	Floating	Exercise	Expiration	Notional		Premiums	Fair			Unrealized
Outstanding	Counterparty (Issuer)	Index	Rate	Rate	Date	Amount		Paid/(Received)	Value			Appreciation/(Depreciation)
Call - 30 Year Interest Barclays Bank PLC		3 Month	Pay	2.68%	01/13/2021		$665	$135	$180	$			45
Rate Swap		LIBOR
Call - 30 Year Interest Deutsche Bank AG		3 Month	Pay	2.68%	01/13/2021		2,900	352	781				429
Rate Swap		LIBOR
Put - 30 Year Interest Barclays Bank PLC		3 Month	Receive	4.00%	11/22/2017		3,100	141	3				(138)
Rate Swap		LIBOR
Put - 30 Year Interest Barclays Bank PLC		3 Month	Receive	2.68%	01/13/2021		665	61	40				(21)
Rate Swap		LIBOR
Put - 30 Year Interest Deutsche Bank AG		3 Month	Receive	2.68%	01/13/2021		2,900	388	174				(214)
Rate Swap		LIBOR
Total								$1,077	$1,178	$			101

			Pay/
			Receive					Upfront
Written Swaptions		Floating Rate	Floating	Exercise	Expiration	Notional		Premiums	Fair			Unrealized
Outstanding	Counterparty (Issuer)	Index	Rate	Rate	Date	Amount		Paid/(Received)	Value			Appreciation/(Depreciation)
Call - 2 Year Interest	Barclays Bank PLC	3 Month	Receive	0.90%	06/08/2018		$2,500	$(13) $		(11	) $		2
Rate Swap		LIBOR
See accompanying notes.				130

			Consolidated Schedule of Investments
Diversified Real Asset Fund
August 31, 2016

Interest Rate Swaptions (continued)

				Pay/
			Receive				Upfront
Written Swaptions		Floating Rate		Floating	Exercise	Expiration	Notional		Premiums		Fair		Unrealized
Outstanding	Counterparty (Issuer)	Index		Rate	Rate	Date	Amount	Paid/(Received)			Value		Appreciation/(Depreciation)
Call - 2 Year Interest	Deutsche Bank AG	3 Month	Receive		0.90%	06/08/2018 $	30,200		$(150	) $		(130)	$20
Rate Swap		LIBOR
Put - 2 Year Interest	Barclays Bank PLC	3 Month		Pay	1.90% 06/08/2018		2,500		(8)			(6)	2
Rate Swap		LIBOR
Put - 2 Year Interest	Deutsche Bank AG	3 Month		Pay	1.90% 06/08/2018		30,200		(128)			(79)	49
Rate Swap		LIBOR
Put - 5 Year Interest	Barclays Bank PLC	3 Month		Pay	2.10% 01/13/2017		4,275		(5)			(2)	3
Rate Swap		LIBOR
Put - 5 Year Interest	Deutsche Bank AG	3 Month		Pay	2.10% 01/13/2017		18,600		(174)			(9)	165
Rate Swap		LIBOR
Put - 5 Year Interest	Deutsche Bank AG	3 Month		Pay	2.10% 01/13/2017		2,790		(20)			(1)	19
Rate Swap		LIBOR
Total									$(498	) $	(238)		$260

Amounts in thousands

Options

							Upfront Premiums						Unrealized
Purchased Options Outstanding		Exercise Price		Expiration Date		Contracts	Paid/(Received)		Fair Value			Appreciation/(Depreciation)
Call - EUR versus GBP		EUR	0.94	10/10/2016		793,000	$90				$—	$	(90)
Call - EUR versus USD		EUR	1.15	03/09/2017		29,800,000	1,064		498				(566)
Call - USD versus CAD		$	1.32	11/04/2016		13,290,000	224		175				(49)
Call - USD versus CAD		$	1.42	11/04/2016		13,290,000	58				10		(48)
Call - USD versus MXN		$	19.87	11/04/2016		13,290,000	165		100				(65)
Call - USD versus MXN		$	18.29	11/04/2016		13,290,000	431		575				144
Call - USD versus ZAR		$	15.38	09/05/2016		802,000	76				18		(58)
Put - 90 Day Eurodollar Future; September 2017 $			98.25	09/19/2016		535	30				4		(26)
Put - 90 Day Eurodollar Future; September 2017 $			98.75	09/19/2016		535	103				14		(89)
Put - CHF versus NOK		CHF	8.20	02/20/2017		5,890,000	49				52		3
Put - CHF versus NOK		CHF	8.00	02/15/2017		5,890,000	43				25		(18)
Put - EUR versus GBP Digital Knockout		EUR	0.73	10/27/2016		500,000	68				—		(68)
Put - EUR versus GBP Digital Knockout		EUR	0.73	10/27/2016		2,397,000	325				1		(324)
Put - EUR versus USD		EUR	1.09	11/04/2016		11,700,000	196				58		(138)
Put - EUR versus USD		EUR	1.02	11/04/2016		11,700,000	44				4		(40)
Put - GBP versus USD Digital Knockout		$	1.18	11/01/2016		1,087,000	95				14		(81)
Put - US 10 Year Note Future; December 2016			$128.50	11/28/2016		434	215		203				(12)
Put - US Long Bond Future; December 2016			$168.00	09/26/2016		65	67				56		(11)
Put - USD versus JPY		$	96.00	02/01/2017		810,000	91				83		(8)
Put - USD versus MXN		$	17.10	11/01/2016		785,000	78				17		(61)
Put - USD versus NOK		$	7.70	11/01/2016		810,000	78				2		(76)
Put - USD versus SEK		$	7.92	11/04/2016		810,000	72				—		(72)
Total							$3,662		$1,909			$	(1,753)

							Upfront Premiums						Unrealized
Written Options Outstanding		Exercise Price		Expiration Date		Contracts	Paid/(Received)		Fair Value			Appreciation/(Depreciation)
Call - USD versus CAD		$	1.37	11/04/2016		26,575,000	$(229)				$(89)	$	140
Call - USD versus MXN		$	19.00	11/04/2016		26,575,000	(544)		(562)				(18)
Put - 90 Day Eurodollar Future; September 2016 $			98.88	09/19/2016		628	(93)		(180)				(87)
Put - 90 Day Eurodollar Future; September 2017 $			98.50	09/19/2016		1,103	(94)				(7)		87
Put - EUR versus USD		EUR	1.06	11/04/2016		23,400,000	(214)				(33)		181
Total							$(1,174)		$(871)			$	303

Amounts in thousands except contracts

Purchased Capped Options

							Upfront
	Counterparty	Strike			Expiration		Notional	Premiums					Unrealized
Description	(Issuer)	Rate	Floating Rate			Date	Amount	Paid/(Received)				Fair Value	Appreciation/(Depreciation)
Cap - US CPI Urban	Deutsche Bank AG	2.00%	Max (0, USCPIU-		11/07/2016		$11,715	$11	$			—	$(11)
Consumers NAS				2%)
Cap - US CPI Urban	Deutsche Bank AG	2.00%	Max (0, USCPIU-		11/11/2016		4,695	5				—	(5)
Consumers NAS				2%)
Total								$16	$			—	$(16)

Amounts in thousands

See accompanying notes.

Schedule of Investments
Dynamic High Yield Explorer Fund
August 31, 2016

COMMON STOCKS - 0.12%	Shares Held	Value(000	's)		Principal
Forest Products & Paper - 0.12%				BONDS (continued)	Amount (000's)	Value(000	's)
Verso Corp (a)	2,657	$17		Transportation - 1.55%
				Eletson Holdings Inc
TOTAL COMMON STOCKS		$17		9.63%, 01/15/2022(b)	$300	$219
INVESTMENT COMPANIES - 16.79%	Shares Held	Value(000	's)
Money Market Funds - 14.33%				TOTAL BONDS		$3,110
BlackRock Liquidity Funds FedFund Portfolio	2,030,364	2,030		SENIOR FLOATING RATE INTERESTS -	Principal
				71.48%	Amount (000's)	Value(000	's)
Exchange Traded Funds - 2.46%				Aerospace & Defense - 1.62%
PowerShares Senior Loan Portfolio	15,000	349		B/E Aerospace Inc, Term Loan B
				3.75%, 12/16/2021(c)	$228	$230
TOTAL INVESTMENT COMPANIES		$2,379
	Principal			Automobile Manufacturers - 0.69%
BONDS- 21.96%	Amount (000's)	Value(000	's)	Navistar Inc, Term Loan B
				6.50%, 08/06/2020(c)	104	98
Banks- 0.95%
Popular Inc
7.00%, 07/01/2019	$130	$134		Chemicals - 5.77%
				A Schulman Inc, Term Loan B
				4.19%, 05/11/2022(c)	133	133
Chemicals - 0.95%
Consolidated Energy Finance SA				Aruba Investments Inc, Term Loan B
6.75%, 10/15/2019(b)	140	135		4.50%, 02/02/2022(c)	69	69
				Emerald Performance Materials LLC, Term
Diversified Financial Services - 0.90%				Loan
				7.75%, 07/22/2022(c)	265	259
Navient Corp
5.88%, 03/25/2021	125	127		Ineos US Finance LLC, Term Loan B
				3.75%, 12/15/2020(c)	210	210
Healthcare - Products - 0.78%				Methanol Holdings Trinidad Ltd, Term Loan
Universal Hospital Services Inc				B
				4.25%, 06/16/2022(c)	149	146
7.63%, 08/15/2020	115	110
						$817
Insurance - 1.52%				Consumer Products - 1.45%
Voya Financial Inc				Dell International LLC, Term Loan B
5.65%, 05/15/2053(c)	215	215		0.00%, 06/02/2023(c),(f)	205	206

Media- 1.08%				Diversified Financial Services - 1.91%
WideOpenWest Finance LLC /				Delos Finance Sarl, Term Loan B
WideOpenWest Capital Corp				3.50%, 02/26/2021(c)	270	271
10.25%, 07/15/2019 (d)	145	153
				Electric - 1.16%
Metal Fabrication & Hardware - 2.22%				Dynegy Inc, Term Loan C
Wise Metals Intermediate Holdings LLC/Wise				5.00%, 06/22/2023(c)	165	165
Holdings Finance Corp
9.75%, PIK 10.50%, 06/15/2019 (b),(e)	379	315		Entertainment - 5.44%
				CCM Merger Inc, Term Loan B
				4.50%, 07/30/2021(c)	190	191
Mining - 1.09%
Teck Resources Ltd				Eldorado Resorts Inc, Term Loan B
3.75%, 02/01/2023	180	154		4.25%, 07/15/2022(c)	202	202
				Lions Gate Entertainment Corp, Term Loan
Oil & Gas - 4.91%				B
Continental Resources Inc/OK				5.00%, 03/11/2022(c)	270	274
4.50%, 04/15/2023	180	170		WMG Acquisition Corp, Term Loan B
Halcon Resources Corp				3.75%, 07/07/2020(c)	104	104
8.63%, 02/01/2020(b)	255	242				$771
QEP Resources Inc				Food- 4.19%
6.80%, 04/01/2018	95	96		B&G Foods Inc, Term Loan B
Whiting Petroleum Corp				3.75%, 10/21/2022(c)	303	304
5.75%, 03/15/2021	210	188		JBS USA LLC, Term Loan B
		$696		4.00%, 08/18/2022(c)	139	139
Pipelines - 0.26%				Pinnacle Foods Finance LLC, Term Loan I
Tesoro Logistics LP / Tesoro Logistics				3.27%, 01/13/2023(c)	149	150
Finance Corp						$593
6.38%, 05/01/2024	35	37		Forest Products & Paper - 1.48%
				Caraustar Industries Inc, Term Loan B
Retail - 0.93%				8.00%, 05/01/2019(c)	208	209
Landry's Holdings II Inc
10.25%, 01/01/2018 (b)	130	132		Healthcare - Products - 3.09%
				Kinetic Concepts Inc, Term Loan F1
Telecommunications - 4.82%				5.00%, 11/04/2020(c)	208	209
Frontier Communications Corp				Mallinckrodt International Finance SA, Term
11.00%, 09/15/2025	165	178		Loan B
Wind Acquisition Finance SA				3.25%, 03/19/2021(c)	228	228
4.75%, 07/15/2020(b)	295	299				$437
7.38%, 04/23/2021(b)	200	206
		$683

See accompanying notes.

Schedule of Investments
Dynamic High Yield Explorer Fund
August 31, 2016

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's)	Value (000's)	(continued)	Amount (000's) Value (000's)
Healthcare - Services - 6.14%			Pharmaceuticals (continued)
Acadia Healthcare Co Inc, Term Loan B2			Endo Luxembourg Finance Co I Sarl, Term
4.50%, 02/04/2023(c)	$294	$295	Loan B
Lantheus Medical Imaging Inc, Term Loan B			3.75%, 06/24/2022(c)	$134	$133
0.00%, 06/24/2022(c),(f)	187	178	Grifols Worldwide Operations USA Inc, Term
MPH Acquisition Holdings LLC, Term Loan			Loan B
B			3.44%, 03/05/2021(c)	171	173
5.00%, 05/25/2023(c)	280	283	Valeant Pharmaceuticals International Inc,
Radnet Management Inc, Term Loan B			Term Loan BD2
4.77%, 06/30/2023(c)	115	114	5.00%, 02/13/2019(c)	194	194
		$870	Valeant Pharmaceuticals International Inc,
Insurance - 2.32%			Term Loan BF1
Asurion LLC, Term Loan			5.50%, 04/01/2022(c)	95	95
8.50%, 02/19/2021(c)	85	85			$741
Lonestar Intermediate Super Holdings LLC,			REITS - 2.89%
PIK Term Loan			iStar Inc, Term Loan B
0.00%, PIK 0.75%, 08/10/2021(c),(e),(f)	245	244	5.50%, 07/01/2020(c)	266	268
		$329	MGM Growth Properties Operating
Internet - 0.99%			Partnership LP, Term Loan B
Zayo Group LLC, Term Loan B			4.00%, 04/07/2023(c)	140	141
0.00%, 05/06/2021(c),(f)	140	140			$409
			Retail - 7.43%
Investment Companies - 1.33%			Academy Ltd, Term Loan B
Frank Russell Co, Term Loan B			5.00%, 06/16/2022(c)	105	103
6.75%, 05/10/2023(c)	200	188	DollarTreeInc,Term Loan B2
			4.18%, 07/06/2022(c)	205	207
Lodging - 0.92%			JC Penney Corp Inc, Term Loan B
Hilton Worldwide Finance LLC, Term Loan			5.25%, 06/09/2023(c)	160	161
B1			KFC Holding Co, Term Loan B
3.50%, 09/23/2020(c)	12	12	3.26%, 06/02/2023(c)	205	206
Hilton Worldwide Finance LLC, Term Loan			Michaels Stores Inc, Term Loan B2
B2			4.00%, 01/20/2028(c)	132	133
3.10%, 10/25/2023(c)	118	119	PetSmart Inc, Term Loan B
		$131	4.25%, 03/11/2022(c)	243	243
Media- 2.24%					$1,053
SFR Group SA, Term Loan B			Semiconductors - 3.23%
5.00%, 01/08/2024(c)	170	170	Avago Technologies Cayman Finance Ltd,
Univision Communications Inc, Term Loan			Term Loan B3
C4			3.51%, 02/01/2023(c)	279	282
4.00%, 03/01/2020(c)	147	147	NXP BV, Term Loan B
		$317	3.75%, 11/05/2020(c)	174	175
Mining - 2.26%					$457
FMG Resources August 2006 Pty Ltd, Term			Software - 0.67%
Loan B			Evergreen Skills Lux Sarl, Term Loan
3.75%, 06/30/2019(c)	322	320	3.75%, 04/08/2021(c)	95	95

Oil & Gas - 4.06%			TOTAL SENIOR FLOATING RATE INTERESTS		$10,126
California Resources Corp, Term Loan			Total Investments		$15,632
0.00%, 12/31/2021(c),(f)	30	31	Other Assets and Liabilities - (10.35)%		$(1,466)
Chesapeake Energy Corp, Term Loan			TOTAL NET ASSETS - 100.00%		$14,166
0.00%, 08/17/2021(c),(f)	310	320
Drillships Financing Holding Inc, Term Loan			(a) Non-Income Producing Security
B1			(b)	Security exempt from registration under Rule 144A of the Securities Act of
6.00%, 03/31/2021(c)	111	51	1933. These securities may be resold in transactions exempt from
EP Energy LLC			registration, normally to qualified institutional buyers. At the end of the
9.75%, 06/30/2021(c)	135	133	period, the value of these securities totaled $1,548 or 10.93% of net assets.
Seadrill Operating LP, Term Loan B			(c)	Variable Rate. Rate shown is in effect at August 31, 2016.
4.00%, 02/12/2021(c)	83	40	(d)	Security is Illiquid. At the end of the period, the value of these securities
			totaled $153 or 1.08% of net assets.
		$575
			(e)	Payment in kind; the issuer has the option of paying additional securities
Oil & Gas Services - 2.44%			in lieu of cash.

Navios Maritime Midstream Partners LP,			(f)	This Senior Floating Rate Note will settle after August 31, 2016, at which
Term Loan B			time the interest rate will be determined.
5.50%, 06/15/2020(c)	356	346

Packaging & Containers - 2.53%
Berry Plastics Group Inc, Term Loan H
3.75%, 10/01/2022(c)	193	193
Coveris Holdings SA, Term Loan B
0.00%, 05/08/2019(c),(f)	165	165
		$358
Pharmaceuticals - 5.23%
DPx Holdings BV, Term Loan B
4.25%, 01/22/2021(c)	147	146

See accompanying notes.

Schedule of Investments
Dynamic High Yield Explorer Fund
August 31, 2016

Portfolio Summary (unaudited)
Sector	Percent
Consumer, Non-cyclical	20.87%
Consumer, Cyclical	15.43%
Investment Companies	14.33%
Financial	11.81%
Energy	11.68%
Basic Materials	11.67%
Communications	9.13%
Industrial	7.92%
Technology	3.89%
Exchange Traded Funds	2.46%
Utilities	1.16%
Other Assets and Liabilities	(10.35)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments EDGE MidCap Fund August 31, 2016

COMMON STOCKS - 96.51%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Airlines - 1.36%				Retail (continued)
Alaska Air Group Inc	58,821	$3,972		lululemon athletica Inc (a)	114,649	$8,772
				Tiffany & Co	2,165	155
Automobile Parts & Equipment - 1.97%						$13,843
Autoliv Inc	54,321	5,768		Savings & Loans - 2.70%
				Washington Federal Inc	297,725	7,890
Banks - 3.53%
Cullen/Frost Bankers Inc	141,605	10,323		Semiconductors - 3.87%
				Microchip Technology Inc	182,889	11,323
Beverages - 0.85%
Dr Pepper Snapple Group Inc	26,643	2,496		Software - 6.70%
				Black Knight Financial Services Inc (a)	161,279	6,293
Chemicals - 4.58%				Fair Isaac Corp	88,841	11,366
Cabot Corp	51,933	2,589		j2 Global Inc	28,491	1,942
HB Fuller Co	197,222	9,365				$19,601
Valspar Corp/The	13,843	1,459		Toys, Games & Hobbies - 3.18%
		$13,413		Hasbro Inc	113,743	9,296
Commercial Services - 2.41%
Aaron's Inc	289,544	7,053		Transportation - 4.89%
				Expeditors International of Washington Inc	157,512	7,978
Diversified Financial Services - 3.23%				Kirby Corp (a)	121,337	6,322
FNF Group	250,507	9,442				$14,300
				TOTAL COMMON STOCKS		$282,417
Electric - 5.76%				INVESTMENT COMPANIES - 2.54%	Shares Held	Value(000	's)
Eversource Energy	154,141	8,319		Money Market Funds - 2.54%
WEC Energy Group Inc	142,690	8,544		Morgan Stanley Institutional Liquidity Funds -	7,431,769	7,432
		$16,863		Government Portfolio
Electrical Components & Equipment - 2.20%
Energizer Holdings Inc	130,197	6,434		TOTAL INVESTMENT COMPANIES		$7,432
				Total Investments		$289,849
Electronics - 3.61%				Other Assets and Liabilities - 0.95%		$2,766
Arrow Electronics Inc (a)	160,776	10,583
				TOTAL NET ASSETS - 100.00%		$292,615

Environmental Control - 2.46%				(a) Non-Income Producing Security
Waste Connections Inc	94,044	7,188

Food - 3.15%				Portfolio Summary (unaudited)
B&G Foods Inc	194,410	9,231		Sector		Percent
				Financial		23.62%
Hand & Machine Tools - 3.27%				Industrial		16.43%
Lincoln Electric Holdings Inc	115,278	7,327		Consumer, Cyclical		14.55%
Snap-on Inc	14,708	2,255		Consumer, Non-cyclical		13.74%
		$9,582		Technology		10.57%
Healthcare - Products - 5.13%				Energy		7.26%
Edwards Lifesciences Corp (a)	12,935	1,490
				Utilities		5.76%
Teleflex Inc	47,557	8,708		Basic Materials		4.58%
Varian Medical Systems Inc (a)	49,863	4,793
				Investment Companies		2.54%
		$14,991		Other Assets and Liabilities		0.95%
Healthcare - Services - 2.20%				TOTAL NET ASSETS		100.00%
Universal Health Services Inc	53,317	6,426

Housewares - 1.28%
Tupperware Brands Corp	57,362	3,759

Insurance - 3.81%
AmTrust Financial Services Inc	96,019	2,544
Markel Corp (a)	9,277	8,637
		$11,181
Office Furnishings - 2.03%
HNI Corp	106,374	5,940

Oil & Gas - 7.26%
Cimarex Energy Co	71,462	9,446
Helmerich & Payne Inc	68,834	4,162
HollyFrontier Corp	294,640	7,625
		$21,233
REITS - 10.35%
Alexandria Real Estate Equities Inc	48,995	5,394
Digital Realty Trust Inc	78,780	7,806
Omega Healthcare Investors Inc	223,438	8,088
Tanger Factory Outlet Centers Inc	221,396	8,998
		$30,286
Retail - 4.73%
Chipotle Mexican Grill Inc (a)	11,881	4,916

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

COMMON STOCKS - 38.66%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Advertising - 0.04%				Automobile Parts & Equipment (continued)
Gendai Agency Inc	6,600	$37		Toyoda Gosei Co Ltd	21,800	$503
Interpublic Group of Cos Inc/The (a)	35,825	829		Toyota Industries Corp	2,965	142
Relia Inc	11,300	107				$13,699
		$973		Banks - 1.83%
Aerospace & Defense - 0.37%				ABN AMRO Group NV (c)	8,541	176
AAR Corp (a)	21,210	522		Banca Monte dei Paschi di Siena SpA (b)	311,057	84
Cobham PLC	583,785	1,239		Banco Bilbao Vizcaya Argentaria SA	5,668	35
General Dynamics Corp (a)	10,420	1,586		Banco Popolare SC	22,375	56
Harris Corp (a)	4,870	453		Banco Santander SA	11,728	53
IHI Corp	193,630	593		Bank of America Corp	258,274	4,169
Jamco Corp	5,700	106		Bank of New York Mellon Corp/The (a)	46,080	1,920
Leonardo-Finmeccanica SpA (b)	104,446	1,192		Bankinter SA	29,371	216
Lockheed Martin Corp	6,513	1,583		BNP Paribas SA	22,869	1,168
MTU Aero Engines AG	813	83		Cardinal Financial Corp	2,562	69
Rockwell Collins Inc (a)	6,978	584		Citigroup Inc	120,358	5,746
Saab AB	2,337	80		Commerzbank AG	44,658	313
TransDigm Group Inc (b)	3,202	913		Cullen/Frost Bankers Inc	3,035	221
Triumph Group Inc (a)	10,920	348		Danske Bank A/S	8,833	259
Ultra Electronics Holdings PLC	35,609	790		Eighteenth Bank Ltd/The	16,000	49
		$10,072		Eurobank Ergasias SA (b)	143,963	86
				Fifth Third Bancorp (a)	115,020	2,319
Agriculture - 0.19%
Altria Group Inc (a)	14,940	987		First Citizens BancShares Inc/NC	2,032	579
				First Midwest Bancorp Inc/IL (a)	46,011	900
Archer-Daniels-Midland Co	20,660	904
				First NBC Bank Holding Co (b)	7,828	102
Japan Tobacco Inc	3,750	145
Philip Morris International Inc (a)	26,450	2,643		First Republic Bank/CA	15,968	1,229
Swedish Match AB	16,748	597		Goldman Sachs Group Inc/The	20,261	3,433
				Hope Bancorp Inc (a)	100,766	1,733
		$5,276
				Huntington Bancshares Inc/OH (a)	1,897	19
Airlines - 0.11%
American Airlines Group Inc (a)	17,473	634		Intesa Sanpaolo SpA	69,252	165
Delta Air Lines Inc	12,442	457		Jyske Bank A/S	1,057	51
SkyWest Inc (a)	14,773	417		KBC Group NV	1,611	96
Spirit Airlines Inc (b)	22,759	910		M&T Bank Corp	28,469	3,369
United Continental Holdings Inc (b)	7,094	358		Mediobanca SpA	48,415	360
Virgin America Inc (b)	5,429	303		Mitsubishi UFJ Financial Group Inc	334,458	1,842
		$3,079		Mizuho Financial Group Inc	484,200	844
				Morgan Stanley	90,707	2,908
Apparel - 0.16%				OFG Bancorp (a)	44,909	490
Adidas AG	450	75
				Oita Bank Ltd/The	35,000	114
Moncler SpA	4,534	75		PNC Financial Services Group Inc/The (a)	62,852	5,663
NIKE Inc	55,952	3,225
Ralph Lauren Corp (a)	9,888	1,025		PrivateBancorp Inc	13,216	607
				Prosperity Bancshares Inc (a)	7,440	413
Sanyo Shokai Ltd	81,000	128		Regions Financial Corp (a)	47,480	473
		$4,528
				Shinsei Bank Ltd	163,000	260
Automobile Manufacturers - 0.33%				State Street Corp (a)	20,190	1,418
Fiat Chrysler Automobiles NV	72,455	501
Ford Motor Co (a)	189,930	2,393		Sumitomo Mitsui Financial Group Inc	30,200	1,056
				Synovus Financial Corp (a)	22,960	760
General Motors Co (a)	54,060	1,726
				Talmer Bancorp Inc	23,323	542
Hino Motors Ltd	40,430	449		TCF Financial Corp (a)	39,990	586
Honda Motor Co Ltd	40,000	1,232		Texas Capital Bancshares Inc (a),(b)	14,930	784
Isuzu Motors Ltd	10,310	119		Tochigi Bank Ltd/The	26,000	104
Mitsubishi Motors Corp	70,800	324		Tokyo TY Financial Group Inc	8,023	236
Nissan Motor Co Ltd	31,600	310		UBS Group AG	78,403	1,136
PACCAR Inc	28,393	1,699		US Bancorp (a)	8,610	380
Suzuki Motor Corp	6,250	208		Wells Fargo & Co (a)	6,183	314
		$8,961		Yadkin Financial Corp	14,229	371
Automobile Parts & Equipment - 0.50%				Yamanashi Chuo Bank Ltd/The	28,000	118
Aisan Industry Co Ltd	25,400	197				$50,394
Allison Transmission Holdings Inc	55,325	1,535
				Beverages - 0.75%
Daikyonishikawa Corp	30,080	323		Carlsberg A/S	2,042	192
Delphi Automotive PLC	34,324	2,425		Coca-Cola Co/The (a)	133,923	5,816
Exedy Corp	14,500	360		Coca-Cola European Partners PLC	29,181	1,122
Georg Fischer AG	150	121		Davide Campari-Milano SpA	4,400	48
Hella KGaA Hueck & Co	5,161	209		Dr Pepper Snapple Group Inc (a)	9,042	847
Keihin Corp	27,000	415
Mobileye NV (b)	38,111	1,863		Heineken NV	64,170	5,747
Motorcar Parts of America Inc (a),(b)	13,510	384		Molson Coors Brewing Co	8,404	860
				Monster Beverage Corp (b)	23,147	3,562
NGK Insulators Ltd	13,340	290		PepsiCo Inc (a)	24,064	2,569
NGK Spark Plug Co Ltd	34,580	649
						$20,763
Nissin Kogyo Co Ltd	24,100	351
				Biotechnology - 0.93%
NOK Corp	24,900	507		Alder Biopharmaceuticals Inc (b)	9,859	325
Rheinmetall AG	19,341	1,396		Alexion Pharmaceuticals Inc (b)	3,220	405
Sumitomo Electric Industries Ltd	20,300	302		Amgen Inc (a)	5,260	895
Tokai Rika Co Ltd	30,200	599		Biogen Inc (b),(d)	5,730	1,751
Toyo Tire & Rubber Co Ltd	79,830	1,128

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Biotechnology (continued)				Commercial Services (continued)
Coherus Biosciences Inc (b)	15,219	$453		Aramark	13,105	$497
Genmab A/S (b)	69	11		Atlantia SpA	2,913	75
Medivation Inc (b)	232,924	18,764		Automatic Data Processing Inc	17,417	1,564
Novavax Inc (b)	23,200	159		Benefit One Inc	3,187	93
Regeneron Pharmaceuticals Inc (b)	4,348	1,707		Benesse Holdings Inc	13,900	321
Senseonics Holdings Inc (b)	107,369	429		CDI Corp (a)	9,595	55
Vertex Pharmaceuticals Inc (a),(b)	8,590	812		Cintas Corp	9,236	1,085
		$25,711		CoStar Group Inc (b)	15,572	3,227
Building Materials - 0.70%				Equifax Inc (a)	6,460	852
BRAAS Monier Building Group SA	44,968	1,062		FreakOut Inc (b)	400	13
Builders FirstSource Inc (b)	23,625	325		Gartner Inc (a),(b)	10,250	933
Cie de Saint-Gobain	35,527	1,559		Global Payments Inc	10,515	799
CRH PLC	54,427	1,829		H&R Block Inc	27,050	586
Headwaters Inc (b)	39,597	718		HealthEquity Inc (a),(b)	26,720	870
HeidelbergCement AG (a)	1,332	124		Hertz Global Holdings Inc (b)	68,455	3,372
Ibstock PLC (c)	317,688	762		IHS Markit Ltd (b)	74,289	2,772
Italcementi SpA (b)	77,050	909		ISS A/S	7,615	308
LafargeHolcim Ltd (b)	27,595	1,465		Kyoritsu Maintenance Co Ltd	4,050	264
Lennox International Inc	18,848	3,036		LifeLock Inc (b)	16,790	279
Louisiana-Pacific Corp (b)	143,757	2,800		Macquarie Infrastructure Corp	44,648	3,569
Nibe Industrier AB	1,430	13		MarketAxess Holdings Inc	3,131	528
Norbord Inc (e)	113,441	2,725		Moody's Corp	5,107	555
Sanwa Holdings Corp	27,100	241		Nielsen Holdings PLC (a)	35,110	1,871
Sika AG	87	415		Outsourcing Inc	1,200	45
Taiheiyo Cement Corp	64,000	194		Prosegur Cia de Seguridad SA	12,388	83
Wienerberger AG	75,422	1,199		QinetiQ Group PLC	202,203	613
		$19,376		Randstad Holding NV	3,906	185
Chemicals - 2.05%				Recruit Holdings Co Ltd	5,100	194
Air Products & Chemicals Inc	53,382	8,307		Robert Half International Inc	14,590	559
Akzo Nobel NV (a)	51,639	3,481		S&P Global Inc (d)	7,790	962
Ashland Inc (a)	14,723	1,724		Service Corp International/US (a)	74,920	1,981
Brenntag AG (a)	3,934	214		TechnoPro Holdings Inc	17,274	562
CF Industries Holdings Inc	178,334	4,636		Temp Holdings Co Ltd	12,500	200
Clariant AG (b)	4,355	76		Total System Services Inc (a)	29,460	1,451
Covestro AG (c)	3,806	198		Western Union Co/The	132,730	2,856
Denka Co Ltd	20,000	85				$34,757
Dow Chemical Co/The	32,645	1,751		Computers - 1.65%
Eastman Chemical Co (a)	9,930	674		Accenture PLC - Class A	17,243	1,983
Evonik Industries AG	5,045	169		Apple Inc	34,910	3,704
Fujimi Inc	6,100	81		Bell System24 Holdings Inc	16,800	137
Givaudan SA	73	151		Cadence Design Systems Inc (b)	30,002	763
Hitachi Chemical Co Ltd	16,400	354		Computer Sciences Corp	14,630	688
International Flavors & Fragrances Inc (a)	8,670	1,201		CSRA Inc (a)	47,928	1,217
JSR Corp	52,800	773		Diebold Inc	5,691	160
Koninklijke DSM NV	883	62		EMC Corp (a)	692,411	20,073
LANXESS AG	3,230	172		Ferrotec Corp	24,700	326
Linde AG	44	7		Fleetmatics Group PLC (b)	9,542	571
Lonza Group AG (b)	4,418	838		Fujitsu Ltd	334,495	1,703
Mitsui Chemicals Inc	84,417	405		Hewlett Packard Enterprise Co (a)	119,087	2,558
Monsanto Co	56,362	6,003		International Business Machines Corp (a)	23,633	3,755
Mosaic Co/The	66,170	1,990		Itochu Techno-Solutions Corp	9,400	230
Nippon Shokubai Co Ltd	4,360	268		Japan Digital Laboratory Co Ltd	10,500	149
Nissan Chemical Industries Ltd	4,577	141		Lexmark International Inc	11,968	429
Nitto Denko Corp	5,300	362		Lumentum Holdings Inc (a),(b)	29,084	1,021
Platform Specialty Products Corp (b)	165,268	1,496		Melco Holdings Inc	10,500	251
PPG Industries Inc (a)	8,840	936		NET One Systems Co Ltd	47,500	323
Praxair Inc (a),(d)	24,837	3,031		NetApp Inc (a)	38,960	1,348
RPM International Inc (a)	22,180	1,209		Obic Co Ltd	950	49
Sherwin-Williams Co/The (a)	8,490	2,409		Otsuka Corp	8,242	350
Shin-Etsu Chemical Co Ltd	3,299	242		Pure Storage Inc (b)	1,056	12
Sumitomo Bakelite Co Ltd	58,720	292		Qualys Inc (a),(b)	12,690	436
Sumitomo Chemical Co Ltd	25,000	115		SCSK Corp	18,040	664
Syngenta AG (b)	3,438	1,498		Seagate Technology PLC	43,330	1,462
Syngenta AG	19,823	8,654		Teradata Corp (b)	33,490	1,063
Teijin Ltd	30,000	112				$45,425
Tokyo Ohka Kogyo Co Ltd	5,700	180		Consumer Products - 0.25%
Umicore SA	2,905	172		Avery Dennison Corp (a)	8,840	684
Valspar Corp/The	16,288	1,717		Church & Dwight Co Inc (a)	15,577	1,549
Yara International ASA	6,288	223		Clorox Co/The (a)	15,710	2,058
		$56,409		Kimberly-Clark Corp (a)	18,950	2,427
Commercial Services - 1.26%				Reckitt Benckiser Group PLC	2,006	194
Adecco Group AG	3,066	177				$6,912
Apollo Education Group Inc (b)	45,204	401

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Cosmetics & Personal Care - 0.32%				Electric (continued)
Ci:z Holdings Co Ltd	7,800	$199		Westar Energy Inc (a)	25,764	$1,415
Colgate-Palmolive Co (a)	68,727	5,109				$17,704
Estee Lauder Cos Inc/The	4,361	389		Electrical Components & Equipment - 0.28%
Kao Corp	3,420	178		AMETEK Inc (a)	20,030	977
Kose Corp	1,210	109		Funai Electric Co Ltd	28,800	227
Lion Corp	14,463	202		Gamesa Corp Tecnologica SA	20,727	476
Procter & Gamble Co/The (a)	23,589	2,059		Generac Holdings Inc (b)	59,578	2,222
Svenska Cellulosa AB SCA	13,521	416		Legrand SA	15,761	947
Unicharm Corp	4,550	111		Nissin Electric Co Ltd	11,942	186
		$8,772		OSRAM Licht AG	9,672	505
Distribution & Wholesale - 0.08%				Prysmian SpA	11,206	277
Fastenal Co	22,923	988		Schneider Electric SE	13,400	914
Ingram Micro Inc	10,205	357		SunPower Corp (b)	46,626	464
ITOCHU Corp	11,900	141		Ushio Inc	23,400	261
Nippon Gas Co Ltd	3,442	96		W-Scope Corp	11,200	175
Trusco Nakayama Corp	8,100	372		Zumtobel Group AG	4,475	73
Yondoshi Holdings Inc	7,900	168				$7,704
		$2,122		Electronics - 0.70%
Diversified Financial Services - 0.76%				Agilent Technologies Inc	8,320	391
Alliance Data Systems Corp (a),(b)	6,759	1,382		Allegion PLC (a)	36,302	2,585
American Express Co	43,960	2,883		Alps Electric Co Ltd	24,700	559
Blackhawk Network Holdings Inc (b)	10,096	346		Brady Corp	18,730	627
BlackRock Inc	5,319	1,983		Coherent Inc (b)	2,685	282
CME Group Inc (a)	7,500	813		Corning Inc	16,030	364
Element Comm Aviation (b),(e),(f)	280	2,765		FEI Co	6,192	659
Franklin Resources Inc	11,480	419		Fortive Corp (a)	10,525	554
GAM Holding AG (b)	13,054	127		Gentex Corp (a)	88,535	1,575
Greenhill & Co Inc	44,310	1,016		Hitachi High-Technologies Corp	5,350	198
Hellenic Exchanges - Athens Stock Exchange	137,894	668		Honeywell International Inc	19,671	2,296
SA				Horiba Ltd	2,600	121
Ichigo Inc	46,800	191		Hosiden Corp	39,200	294
Japan Exchange Group Inc	25,400	398		Japan Aviation Electronics Industry Ltd	9,715	151
Julius Baer Group Ltd (b)	22,481	943		Keyence Corp	502	352
Kenedix Inc	68,900	317		Keysight Technologies Inc (b)	15,660	477
Legg Mason Inc (a)	27,860	964		Koninklijke Philips NV	1,581	46
LendingClub Corp (b)	53,560	290		Kuroda Electric Co Ltd	16,600	312
Mitsubishi UFJ Lease & Finance Co Ltd	19,400	91		Kyocera Corp	3,630	173
NorthStar Asset Management Group Inc	18,144	225		Minebea Co Ltd	22,100	225
Partners Group Holding AG	378	173		Mitsumi Electric Co Ltd (b)	13,800	86
Santander Consumer USA Holdings Inc (b)	3,822	48		Nichicon Corp	43,100	351
SEI Investments Co (a),(d)	19,960	920		Nippon Ceramic Co Ltd	10,900	205
Synchrony Financial	14,109	393		Rofin-Sinar Technologies Inc (b)	14,066	450
Virtus Investment Partners Inc (a)	4,350	397		SCREEN Holdings Co Ltd	11,000	143
Visa Inc	32,278	2,611		Siix Corp	2,377	90
Zenkoku Hosho Co Ltd	11,780	463		TokyoSeimitsuCoLtd	18,400	490
		$20,826		Trimble Navigation Ltd (a),(b)	40,521	1,110
Electric - 0.64%				Tyco International Plc	57,382	2,506
A2A SpA	324,473	431		Waters Corp (a),(b)	10,820	1,702
AES Corp/VA	24,240	292				$19,374
Ameren Corp (a)	7,000	346		Energy - Alternate Sources - 0.04%
American Electric Power Co Inc (a)	9,848	636		First Solar Inc (b)	17,918	678
Avangrid Inc	16,622	691		Pattern Energy Group Inc	5,711	136
Calpine Corp (b)	34,829	435		Vestas Wind Systems A/S	3,764	312
DTE Energy Co (a)	17,590	1,634				$1,126
Duke Energy Corp (a)	14,790	1,178		Engineering & Construction - 0.28%
Empire District Electric Co/The	19,801	670		Abengoa SA (b)	410,719	91
Endesa SA (a)	16,390	334		ACS Actividades de Construccion y Servicios	7,943	225
Enel SpA	123,496	546		SA (a)
Entergy Corp (a)	20,003	1,564		Balfour Beatty PLC (b)	199,405	740
eRex Co Ltd	3,400	86		Boskalis Westminster	4,094	147
FirstEnergy Corp (a)	23,870	781		Ferrovial SA (a)	3,508	69
Hawaiian Electric Industries Inc (a)	18,864	566		Flughafen Zuerich AG	2,585	478
Hera SpA	17,737	49		Fluor Corp (a)	23,120	1,200
Iberdrola SA	14,520	96		HOCHTIEF AG	2,329	313
ITC Holdings Corp (a)	30,935	1,399		KBR Inc (a)	41,850	614
NRG Energy Inc	48,610	589		Kyudenko Corp	26,413	835
PG&E Corp (a)	8,810	546		NCC AB	6,383	159
PPL Corp	16,610	578		Nippon Densetsu Kogyo Co Ltd	9,700	183
Red Electrica Corp SA	8,712	188		Skanska AB	17,401	381
Southern Co/The (a)	44,090	2,263		Taisei Corp	17,738	133
Talen Energy Corp (b)	22,538	311		Tecnicas Reunidas SA	2,280	82
Terna Rete Elettrica Nazionale SpA	15,408	80		Tokyu Construction Co Ltd	17,600	172
				Toshiba Plant Systems & Services Corp	16,300	256

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Engineering & Construction (continued)				Hand & Machine Tools - 0.16%
Toyo Engineering Corp	113,000	$349		Disco Corp	2,330	$263
Vinci SA	15,839	1,203		DMG Mori Co Ltd	8,200	91
		$7,630		KUKA AG (b)	5,811	689
Entertainment - 0.06%				Makita Corp	2,459	177
Avex Group Holdings Inc	12,900	167		Schindler Holding AG	78	15
Carmike Cinemas Inc (b)	9,523	306		Snap-on Inc (a)	3,840	588
OPAP SA	87,243	732		Stanley Black & Decker Inc (a)	19,918	2,465
Sankyo Co Ltd	1,900	66				$4,288
Sega Sammy Holdings Inc	10,177	139		Healthcare - Products - 1.22%
Whistler Blackcomb Holdings Inc	11,369	325		Abbott Laboratories (a)	42,540	1,788
		$1,735		ABIOMED Inc (b)	6,500	767
Environmental Control - 0.23%				Alere Inc (b)	23,806	931
Clean Harbors Inc (b)	46,707	2,233		Align Technology Inc (b)	26,237	2,437
Daiseki Co Ltd	3,500	61		Asahi Intecc Co Ltd	6,627	295
METAWATER Co Ltd	3,100	88		Baxter International Inc (a)	33,958	1,587
Republic Services Inc (a)	24,938	1,260		Becton Dickinson and Co (a)	21,613	3,830
Waste Connections Inc	3,225	246		Boston Scientific Corp (b)	15,376	366
Waste Management Inc (a)	38,750	2,478		Danaher Corp (a)	19,810	1,613
		$6,366		Edwards Lifesciences Corp (b)	6,065	698
Food - 1.18%				Elekta AB	4,551	39
Ariake Japan Co Ltd	3,234	153		Getinge AB	4,037	79
Aryzta AG (b)	119	5		Hologic Inc (a),(b)	120,834	4,642
				Intuitive Surgical Inc (a),(b)	5,695	3,909
Belc Co Ltd	4,417	165
Campbell Soup Co (a)	18,339	1,114		Medtronic PLC (a)	45,031	3,919
ConAgra Foods Inc	28,014	1,306		Nipro Corp	6,642	83
Ebro Foods SA	12,216	273		Olympus Corp	9,710	318
				ResMed Inc (a)	8,660	578
Ezaki Glico Co Ltd	1,130	57
General Mills Inc (a)	43,710	3,096		St Jude Medical Inc	21,266	1,657
Greencore Group PLC	44,279	204		Straumann Holding AG	504	196
Hershey Co/The (a)	52,851	5,279		Stryker Corp (a)	13,150	1,521
Ingredion Inc (a)	3,000	411		Sysmex Corp	1,432	92
Itoham Yonekyu Holdings Inc (b)	46,600	441		Terumo Corp	2,166	84
				Thermo Fisher Scientific Inc (a)	6,910	1,052
Jeronimo Martins SGPS SA	1,174	19
Kellogg Co (a)	39,579	3,254		Varian Medical Systems Inc (a),(b)	11,071	1,064
Kesko OYJ	12,053	524				$33,545
Kikkoman Corp	2,810	88		Healthcare - Services - 0.58%
Koninklijke Ahold Delhaize NV (b)	8,346	200		Acadia Healthcare Co Inc (b)	14,052	719
Megmilk Snow Brand Co Ltd	2,789	86		Ain Holdings Inc	4,850	276
MEIJI Holdings Co Ltd	2,412	217		BioMerieux	1,690	258
METRO AG	5,563	165		Cigna Corp (a)	16,354	2,098
Mondelez International Inc	35,219	1,586		CMIC Holdings Co Ltd	10,200	148
Morinaga & Co Ltd/Japan	54,777	442		DaVita Inc (a),(b)	17,980	1,162
Nomad Foods Ltd (b)	63,798	746		Envision Healthcare Holdings Inc (b)	53,723	1,153
Orkla ASA	31,593	289		EPS Holdings Inc	9,000	113
Post Holdings Inc (b)	7,620	646		Fresenius Medical Care AG & Co KGaA	682	60
Safeway, Inc. - CVR - Casa Ley (b),(e),(f)	11,050	—		Humana Inc (a)	22,607	4,040
Safeway, Inc. - CVR - Property Development	11,050	—		Laboratory Corp of America Holdings (b)	13,009	1,781
Centers (b),(e),(f)				MEDNAX Inc (a),(b)	17,830	1,173
Seven & i Holdings Co Ltd	10,940	460		PeptiDream Inc (b)	1,426	61
Sonae SGPS SA	5,811	5		Quorum Health Corp (b)	18,373	113
Suedzucker AG	23,993	626		RHOEN-KLINIKUM AG	6,634	196
Sysco Corp (a)	25,800	1,338		UnitedHealth Group Inc	20,183	2,746
United Super Markets Holdings Inc	11,100	101				$16,097
WhiteWave Foods Co/The (b)	133,015	7,373		Holding Companies - Diversified - 0.07%
Whole Foods Market Inc (a)	59,666	1,813		Leucadia National Corp	97,930	1,875
Yamazaki Baking Co Ltd	3,927	89
		$32,571		Home Builders - 0.42%
Forest Products & Paper - 0.05%				Cairn Homes PLC (b)	1,684,309	1,999
BillerudKorsnas AB	2,981	51		Iida Group Holdings Co Ltd	13,537	254
Holmen AB	333	12		NVR Inc (a),(b)	3,651	6,159
Smurfit Kappa Group PLC	38,495	950		PulteGroup Inc (d)	81,710	1,746
UPM-Kymmene OYJ	11,788	237		Toll Brothers Inc (a),(b)	43,790	1,361
		$1,250				$11,519
Gas - 0.19%				Home Furnishings - 0.16%
CenterPoint Energy Inc (a)	75,680	1,701		Alpine Electronics Inc	48,700	587
Enagas SA (a)	11,274	331		Electrolux AB	34,304	894
Piedmont Natural Gas Co Inc	16,336	982		Leggett & Platt Inc (a)	29,370	1,541
Questar Corp	38,916	973		Panasonic Corp	27,900	287
Snam SpA	7,949	44		Pioneer Corp (b)	207,200	455
Toho Gas Co Ltd	12,953	110		TiVo Inc (b)	50,962	541
UGI Corp	24,458	1,113				$4,305
		$5,254

See accompanying notes.

Schedule of Investments Global Multi-Strategy Fund August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Housewares - 0.04%				Internet (continued)
Tupperware Brands Corp (a)	15,280	$1,001		Priceline Group Inc/The (b)	2,120	$3,003
				Proto Corp	4,500	51
Insurance - 1.96%				Quotient Technology Inc (b)	54,224	703
Ageas	7,920	275		Rakuten Inc	27,000	341
Alleghany Corp (b),(d)	1,688	905		SMS Co Ltd	11,495	245
Allianz SE	287	43		Stamps.com Inc (a),(b)	11,160	1,079
American Equity Investment Life Holding Co	52,072	917		Start Today Co Ltd	2,616	121
(a)				Tencent Holdings Ltd	13,680	354
American Financial Group Inc/OH (a)	27,794	2,089		TripAdvisor Inc (b)	4,723	288
American International Group Inc (d)	70,058	4,192		VeriSign Inc (a),(b)	10,136	755
Arthur J Gallagher & Co (a)	65,405	3,232		Wayfair Inc (b)	36,406	1,402
Assicurazioni Generali SpA	2,697	34		WebMD Health Corp (b)	11,490	593
Assured Guaranty Ltd	17,095	475		Yahoo! Inc (b)	63,908	2,732
Baloise Holding AG	1,956	233				$61,038
Berkshire Hathaway Inc - Class B (b)	12,007	1,807		Investment Companies - 0.01%
Brown & Brown Inc (a)	36,087	1,352		American Capital Ltd (b)	19,643	332
Chubb Ltd (a)	43,047	5,464
Cincinnati Financial Corp (a)	23,160	1,786		Iron & Steel - 0.12%
Dai-ichi Life Insurance Co Ltd/The	41,200	575		Aichi Steel Corp	9,000	48
Delta Lloyd NV	45,948	187		Chubu Steel Plate Co Ltd	12,600	62
Everest Re Group Ltd (a)	5,980	1,156		Hitachi Metals Ltd	26,270	319
Fairfax Financial Holdings Ltd	3,201	1,812		Japan Steel Works Ltd/The	102,000	476
Genworth Financial Inc (a),(b)	259,380	1,227		Kobe Steel Ltd	39,000	36
Gjensidige Forsikring ASA	5,045	86		Kyoei Steel Ltd	19,200	373
Hannover Rueck SE	2,208	226		Outokumpu OYJ (b)	4,415	24
Helvetia Holding AG	239	120		Reliance Steel & Aluminum Co	9,660	696
Lincoln National Corp	18,259	877		Salzgitter AG	5,253	160
Markel Corp (b)	4,127	3,843		SSAB AB (b)	5,833	17
Marsh & McLennan Cos Inc	33,662	2,277		Tokyo Steel Manufacturing Co Ltd	61,900	436
MetLife Inc	114,610	4,974		Yamato Kogyo Co Ltd	14,500	444
MGIC Investment Corp (b)	37,379	302		Yodogawa Steel Works Ltd	4,800	126
Muenchener Rueckversicherungs-Gesellschaft	474	86				$3,217
AG in Muenchen				Leisure Products & Services - 0.10%
NN Group NV	16,218	484		Amer Sports Oyj	3,198	96
Poste Italiane SpA (c)	43,438	303		Harley-Davidson Inc	27,857	1,468
Progressive Corp/The (a)	29,711	967
				HIS Co Ltd	6,020	152
Prudential Financial Inc	21,310	1,692		TUI AG	62,391	870
Reinsurance Group of America Inc	17,318	1,859		Yamaha Corp	3,046	99
RenaissanceRe Holdings Ltd (a)	4,935	591
						$2,685
Saga PLC	301,357	872		Lodging - 0.30%

Swiss Life Holding AG(b)	3,654	916		Diamond Resorts International Inc (b)	28,468	860
Swiss Re AG	1,970	166		Las Vegas Sands Corp	4,620	232
T&D Holdings Inc	78,600	899		Starwood Hotels & Resorts Worldwide Inc (a)	81,916	6,345
Talanx AG	5,777	169		Wyndham Worldwide Corp (a)	12,136	859
Tokio Marine Holdings Inc	15,064	593				$8,296
Torchmark Corp (a)	7,025	454
Travelers Cos Inc/The (a)	5,720	679		Machinery - Construction & Mining - 0.11%
				Caterpillar Inc (a)	28,130	2,306
Unipol Gruppo Finanziario SpA	35,353	98		Joy Global Inc	12,687	346
White Mountains Insurance Group Ltd	1,501	1,237
Willis Towers Watson PLC (a)	10,586	1,313		Mitsubishi Electric Corp	26,535	347
Zurich Insurance Group AG (b)	275	70				$2,999
				Machinery - Diversified - 0.47%
		$53,914		Alstom SA (b)	32,487	861
Internet - 2.22%				Cummins Inc	3,760	472
Alibaba Group Holding Ltd ADR(b)	28,251	2,746
Alphabet Inc - C Shares (a),(b)	7,140	5,477		Daifuku Co Ltd	9,700	168
Amazon.com Inc (a),(b)	8,205	6,311		Deere & Co	7,280	616
AVG Technologies NV (b)	23,023	572		Flowserve Corp	12,440	602
Blucora Inc (a),(b)	28,980	300		FLSmidth & Co A/S	318	12
comScore Inc (b)	32,202	993		GEA Group AG	4,697	251
Corindus Vascular Robotics Inc (b)	418,756	490		Hisaka Works Ltd	14,100	108
				Husqvarna AB	58,983	509
CyberAgent Inc	5,850	317		IDEX Corp (a)	36,733	3,432
Dip Corp	7,174	207
eBay Inc (a),(b)	69,260	2,227		KION Group AG	4,630	263
				MAN SE	2,429	253
en-japan Inc	14,680	276		Metso OYJ	1,468	41
Expedia Inc	20,853	2,275		Middleby Corp/The (b)	25,210	3,231
Facebook Inc (b)	35,067	4,423
GoDaddy Inc (b)	29,306	949		Miura Co Ltd	4,681	88
				OC Oerlikon Corp AG (b)	20,859	201
Gree Inc	71,800	365
Itokuro Inc (b)	3,000	83		Sumitomo Heavy Industries Ltd	145,500	716
Klarna Holding AB (b),(e),(f),(g)	808	91		Toshiba Machine Co Ltd	82,000	270
				Xylem Inc/NY (a)	13,700	697
LinkedIn Corp (b)	82,780	15,956
Liquidity Services Inc (a),(b)	42,360	424		Zuiko Corp	2,930	120
						$12,911
M3 Inc	6,002	180
Netflix Inc (a),(b)	48,317	4,709

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Media - 0.92%				Oil & Gas (continued)
CBS Corp (a)	16,610	$848		Memorial Resource Development Corp (b)	34,449	$496
Comcast Corp - Class A	64,226	4,191		Murphy Oil Corp	24,910	666
DISH Network Corp (b)	103,559	5,201		Neste Oyj	1,277	53
EW Scripps Co/The (b)	58,067	987		Newfield Exploration Co (b)	49,714	2,156
FactSet Research Systems Inc (a)	22,049	3,925		Noble Energy Inc	27,070	933
Gray Television Inc (b)	150,229	1,687		Occidental Petroleum Corp	55,580	4,271
Media General Inc (b)	23,078	408		OGX Petroleo e Gas SA ADR(b)	26,974	22
Mediaset Espana Comunicacion SA	5,524	67		Pioneer Natural Resources Co	34,312	6,144
Mediaset SpA	131,507	416		Repsol SA (a)	13,017	175
Nexstar Broadcasting Group Inc	11,621	613		Suncor Energy Inc	16,743	454
Nippon Television Holdings Inc	40,750	659		Whiting Petroleum Corp (b)	91,640	668
NOS SGPS SA	20,890	142				$37,361
Sinclair Broadcast Group Inc	18,502	527		Oil & Gas Services - 0.22%
Starz (b)	4,746	148		Baker Hughes Inc	38,327	1,883
Tribune Media Co	55,012	2,095		FMC Technologies Inc (a),(b)	50,067	1,412
TV Asahi Holdings Corp	8,100	130		Fugro NV (b)	3,210	51
Twenty-First Century Fox Inc - A Shares (a)	24,500	601		Halliburton Co	38,963	1,676
Viacom Inc - B Shares	27,770	1,120		Schlumberger Ltd (a)	9,860	779
Wolters Kluwer NV	38,389	1,615		Subsea 7 SA (b)	19,531	211
		$25,380				$6,012
Metal Fabrication & Hardware - 0.02%				Packaging & Containers - 0.11%
Aurubis AG	8,237	434		Ball Corp	15,491	1,227
Neturen Co Ltd	18,500	129		Huhtamaki OYJ	1,526	66
SKF AB	745	12		KapStone Paper and Packaging Corp (a)	21,142	370
Tsubaki Nakashima Co Ltd	7,900	113		Packaging Corp of America (a)	5,450	429
		$688		Silgan Holdings Inc (d)	17,773	855
Mining - 0.08%						$2,947
Boliden AB	12,775	270		Pharmaceuticals - 2.55%
Constellium NV (b)	130,165	974		Actelion Ltd (b)	235	39
Franco-Nevada Corp	2,676	187		Allergan plc (b)	61,747	14,482
Freeport-McMoRan Inc	63,140	650		Almirall SA	25,256	385
Pacific Metals Co Ltd	76,000	212		AstraZeneca PLC	26,776	1,728
		$2,293		AstraZeneca PLC ADR	22,888	751
Miscellaneous Manufacturers - 0.65%				Bayer AG	832	89
3M Co (a)	6,705	1,202		Bristol-Myers Squibb Co (a)	158,997	9,125
Carlisle Cos Inc (a)	17,920	1,879		Cardinal Health Inc (a)	51,382	4,094
Eaton Corp PLC (a)	14,740	981		DexCom Inc (b)	28,357	2,583
EnPro Industries Inc	39,050	2,105		Eisai Co Ltd	25,880	1,510
FUJIFILM Holdings Corp	11,540	434		Eli Lilly & Co (a)	19,790	1,539
General Electric Co (a)	142,389	4,448		Endo International PLC (b)	42,600	882
Harsco Corp (a)	78,630	782		Galenica AG	145	168
Illinois Tool Works Inc (a)	28,163	3,347		Grifols SA	3,000	64
Ingersoll-Rand PLC (a)	22,790	1,550		H Lundbeck A/S (b)	10,224	409
Nikon Corp	37,700	554		Herbalife Ltd (b)	1,772	108
Siemens AG	2,700	322		Johnson & Johnson (a)	34,340	4,098
Sumitomo Riko Co Ltd	24,200	226		Mallinckrodt PLC (a),(b)	14,075	1,049
Tenma Corp	7,600	117		McKesson Corp	8,473	1,564
Trelleborg AB	1,442	28		Mead Johnson Nutrition Co (a)	8,424	717
		$17,975		Merck & Co Inc (a)	96,159	6,038
Office & Business Equipment - 0.06%				Mylan NV (b)	33,004	1,398
Canon Inc	25,000	717		Nippon Shinyaku Co Ltd	12,560	583
Xerox Corp	89,260	879		Novo Nordisk A/S	1,901	89
		$1,596		Ono Pharmaceutical Co Ltd	16,014	417
Oil & Gas - 1.36%				Orion Oyj	429	16
Anadarko Petroleum Corp (a)	48,458	2,591		Perrigo Co PLC	18,990	1,728
Apache Corp	13,290	661		Pfizer Inc (a)	88,990	3,097
				Portola Pharmaceuticals Inc (b)	20,129	410
Cabot Oil & Gas Corp	32,750	807
Chevron Corp (a)	19,570	1,968		Quintiles Transnational Holdings Inc (b)	12,442	962
Cimarex Energy Co	2,750	364		Recordati SpA	7,249	219
Cobalt International Energy Inc (b)	85,785	103		Relypsa Inc (b)	19,613	627
ConocoPhillips	21,350	876		Shire PLC ADR	13,140	2,460
Devon Energy Corp (a)	9,210	399		Sosei Group Corp (b)	1,488	240
EOG Resources Inc	20,178	1,785		STADA Arzneimittel AG	8,292	445
Exxon Mobil Corp (a)	51,136	4,456		Suzuken Co Ltd/Aichi Japan	1,700	49
Galp Energia SGPS SA	8,076	118		Swedish Orphan Biovitrum AB (b)	7,868	93
Hess Corp	44,192	2,399		Takeda Pharmaceutical Co Ltd	25,430	1,121
HollyFrontier Corp (a)	23,720	614		TherapeuticsMD Inc (b)	472,561	3,251
Imperial Oil Ltd	66,878	2,037		TherapeuticsMD Inc (b),(e),(f)	15,388	106
				Zoetis Inc (a)	30,960	1,582
Inpex Corp	75,500	654
InterOil Corp (b)	632	31				$70,315
Japan Petroleum Exploration Co Ltd	17,100	376		Pipelines - 0.07%
Karoon Gas Australia Ltd (b)	163,694	162		Williams Cos Inc/The	70,740	1,977
Marathon Oil Corp	61,404	922

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Private Equity - 0.03%				Retail (continued)
Kennedy-Wilson Holdings Inc	42,178	$930		Joyful Honda Co Ltd	3,749	$91
				Kate Spade & Co (b)	12,222	228
Real Estate - 0.12%				Kohl's Corp	23,200	1,030
Deutsche Wohnen AG	22,359	839		L Brands Inc (a)	13,810	1,053
GEK Terna Holding Real Estate Construction	102,547	216		Lowe's Cos Inc (a)	48,766	3,733
SA (b)				Macy's Inc	27,021	978
Hulic Co Ltd	25,900	246		Mattress Firm Holding Corp (b)	6,735	431
LEG Immobilien AG (b)	7,969	777		McDonald's Corp (a)	29,149	3,371
Leopalace21 Corp	84,690	562		MSC Industrial Direct Co Inc	19,806	1,447
Relo Group Inc	1,230	174		Nishimatsuya Chain Co Ltd	5,900	81
Sumitomo Real Estate Sales Co Ltd	10,500	198		Nitori Holdings Co Ltd	1,742	176
Takara Leben Co Ltd	57,100	373		Nordstrom Inc	7,847	396
WeWork Cos Inc (b),(e),(f),(g)	979	49		Outerwall Inc	3,299	171
		$3,434		PAL GROUP Holdings Co Ltd	7,800	163
REITS - 1.25%				Panera Bread Co (a),(b)	19,147	4,158
American Campus Communities Inc	25,760	1,291		Restoration Hardware Holdings Inc (b)	7,082	239
American Tower Corp	27,626	3,132		Rite Aid Corp (a),(b)	196,298	1,478
Annaly Capital Management Inc	1,410	15		Seria Co Ltd	1,911	126
AvalonBay Communities Inc (a)	1,910	334		Signet Jewelers Ltd	12,419	1,018
Boston Properties Inc (a)	7,830	1,097		Staples Inc (a)	107,790	923
Camden Property Trust (a)	39,226	3,443		Sundrug Co Ltd	4,571	331
Care Capital Properties Inc (a)	25,250	757		Tailored Brands Inc (a)	47,650	628
Corrections Corp of America	41,630	663		Target Corp (a)	12,220	858
Crown Castle International Corp (a)	6,240	591		Tiffany & Co	13,960	996
Equinix Inc	3,732	1,376		TJX Cos Inc/The (a)	39,573	3,065
Equity Residential	8,230	534		Tsuruha Holdings Inc	2,819	276
Federal Realty Investment Trust (a)	11,466	1,823		Walgreens Boots Alliance Inc	21,160	1,708
General Growth Properties Inc (a)	16,157	471		Wal-Mart Stores Inc	22,450	1,604
Grivalia Properties REIC AE	92,689	723		Welcia Holdings Co Ltd	5,296	311
Hibernia REIT plc	772,514	1,205		Williams-Sonoma Inc	22,940	1,208
Hoshino Resorts REIT Inc	8	95		World Fuel Services Corp	29,673	1,323
Irish Residential Properties REIT Plc	1,176,121	1,536		Xebio Holdings Co Ltd	16,000	243
Iron Mountain Inc (a)	43,340	1,665		Yum! Brands Inc (a)	18,160	1,647
Lamar Advertising Co (a)	38,276	2,386				$63,361
LibertyPropertyTrust (a)	49,940	2,059		Savings & Loans - 0.22%
National Retail Properties Inc (a)	48,030	2,406		Astoria Financial Corp (a)	47,178	722
NorthStar Realty Finance Corp	14,768	197		Dime Community Bancshares Inc (a)	10,977	194
Parkway Properties Inc/Md	12,974	234		EverBank Financial Corp	24,098	462
Post Properties Inc	6,654	441		New York Community Bancorp Inc	108,338	1,637
Prologis Inc (a)	19,927	1,058		People's United Financial Inc (a)	96,740	1,572
Regency Centers Corp (a)	21,670	1,745		Washington Federal Inc (a)	58,710	1,556
Taubman Centers Inc (a)	12,930	1,004				$6,143
UDR Inc (a)	33,230	1,202		Semiconductors - 1.37%
Vornado Realty Trust (a)	8,590	888		Analog Devices Inc (a)	9,380	587
		$34,371		Applied Materials Inc (a)	24,120	720
Retail - 2.30%				ASM International NV	3,309	126
Abercrombie & Fitch Co (a)	70,370	1,248		Broadcom Ltd	12,503	2,206
Advance Auto Parts Inc (d)	22,573	3,553		Cypress Semiconductor Corp	8,211	98
Autogrill SpA (a)	25,406	218		Dialog Semiconductor PLC (b)	1,744	61
AutoZone Inc (a),(b)	576	427		Fairchild Semiconductor International Inc (a),(b)	27,607	549
Bed Bath & Beyond Inc	30,930	1,434		Infineon Technologies AG	10,811	181
BJ's Restaurants Inc (a),(b)	26,670	1,059		Integrated Device Technology Inc (a),(b)	13,301	267
Bob Evans Farms Inc/DE (a)	12,700	521		Intel Corp (a)	80,690	2,896
CarMax Inc (b)	10,508	619		KLA-Tencor Corp (a)	31,612	2,189
Cash America International Inc	4,245	185		Lam Research Corp	15,032	1,403
Cawachi Ltd	7,900	175		Linear Technology Corp (a)	46,808	2,726
Chipotle Mexican Grill Inc (b)	2,344	970		Mellanox Technologies Ltd (b)	28,110	1,232
Citizen Holdings Co Ltd	42,500	235		Microchip Technology Inc	5,043	312
Coach Inc (a)	61,167	2,335		Micron Technology Inc (b)	282,189	4,654
cocokara fine Inc	3,750	127		Mimasu Semiconductor Industry Co Ltd	11,100	124
Costco Wholesale Corp	44,314	7,183		Miraial Co Ltd	9,800	68
Create SD Holdings Co Ltd	5,212	114		MKS Instruments Inc (a)	14,250	695
CST Brands Inc	28,398	1,358		Nippon Chemi-Con Corp	88,000	153
Darden Restaurants Inc (a)	18,400	1,134		NXP Semiconductors NV (b)	31,141	2,741
Francesca's Holdings Corp (a),(b)	37,789	516		Qorvo Inc (b)	49,369	2,835
Gap Inc/The	45,631	1,135		QUALCOMM Inc (a)	34,640	2,185
Genuine Parts Co (a)	7,250	745		Rohm Co Ltd	13,950	699
H2O Retailing Corp	6,900	94		Shinkawa Ltd (b)	23,900	148
Home Depot Inc/The (a)	10,043	1,347		Shinko Electric Industries Co Ltd	59,400	330
Honeys Co Ltd	15,580	188		Silicon Laboratories Inc (a),(b)	8,870	508
Hornbach Holding AG & Co KGaA	10,732	744		Skyworks Solutions Inc	44,193	3,308
IDOM Inc	27,500	164		STMicroelectronics NV	5,782	43
Industria de Diseno Textil SA	717	25		Sumco Corp	85,165	746
Jand Inc (b),(e),(f),(g)	1,693	19		Texas Instruments Inc (a)	9,720	676

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Semiconductors (continued)				Toys, Games & Hobbies (continued)
Tokyo Electron Ltd	3,068	$283		Nintendo Co Ltd	4,024	$888
Ultratech Inc (b)	10,390	260				$3,702
Xilinx Inc (a)	30,738	1,666		Transportation - 0.87%
		$37,675		AP Moeller - Maersk A/S - B shares	18	27
Software - 1.53%				bpost SA	18,944	482
Adobe Systems Inc (b)	7,968	815		Canadian National Railway Co	53,008	3,406
Alpha Systems Inc	2,400	36		Cargotec Oyj	3,817	171
ANSYS Inc (a),(b)	12,943	1,231		CH Robinson Worldwide Inc	24,510	1,701
athenahealth Inc (b)	10,230	1,252		Deutsche Post AG	1,678	53
Autodesk Inc (b)	23,224	1,565		DSV A/S	4,688	233
CA Inc (a)	23,489	797		East Japan Railway Co	3,550	305
CareView Communications Inc (b)	1,057,333	174		Expeditors International of Washington Inc (a)	9,310	472
Cerner Corp (a),(b)	8,600	555		FedEx Corp	7,489	1,235
Citrix Systems Inc (a),(b)	9,120	795		Genesee & Wyoming Inc (b)	37,750	2,567
CommVault Systems Inc (b)	15,000	773		Golar LNG Ltd	52,379	1,091
Cvent Inc (b)	20,826	681		Groupe Eurotunnel SE	54,832	604
DeNA Co Ltd	32,897	978		Irish Continental Group PLC	132,630	699
Digi International Inc (a),(b)	27,402	314		Kansas City Southern (a)	12,380	1,197
Dun & Bradstreet Corp/The	2,158	297		Knight Transportation Inc	32,944	926
Envestnet Inc (b)	13,730	542		Landstar System Inc	12,448	862
Fidelity National Information Services Inc (a)	7,619	604		Union Pacific Corp	25,945	2,479
Fiserv Inc (a),(b)	7,042	726		United Parcel Service Inc (a),(d)	42,203	4,609
inContact Inc (b)	25,713	357		XPO Logistics Inc (b)	26,801	959
Interactive Intelligence Group Inc (b)	939	56				$24,078
Intuit Inc (a)	22,540	2,512		Trucking & Leasing - 0.04%
Jack Henry & Associates Inc (a)	27,500	2,400		AMERCO	2,966	1,019
Konami Holdings Corp	2,528	89
Microsoft Corp (a),(d)	120,829	6,943		Water- 0.09%
MSCI Inc (a)	19,377	1,746		Aqua America Inc (a)	58,770	1,787
NetSuite Inc (b)	4,403	480		Veolia Environnement SA	38,817	827
Paychex Inc (a)	57,520	3,490				$2,614
Press Ganey Holdings Inc (b)	2,883	116
				TOTAL COMMON STOCKS		$1,064,798
Rackspace Hosting Inc (a),(b)	68,513	2,155
				INVESTMENT COMPANIES - 21.67%	Shares Held	Value(000	's)
Red Hat Inc (a),(b)	27,486	2,006

ServiceNow Inc (b)	12,311	895		Exchange Traded Funds - 0.02%
				TOPIX Exchange Traded Fund	36,570	477
Software AG	9,203	366
SS&C Technologies Holdings Inc	84,118	2,772
Workday Inc (b)	41,918	3,554		Money Market Funds - 21.65%
				BlackRock Liquidity Funds FedFund Portfolio	4,879,992	4,880
		$42,072		Wells Fargo Advantage Government Money	591,478,524	591,479
Telecommunications - 0.76%				Market Fund (h)
ARRIS International PLC (a),(b)	16,504	463
						$596,359
AT&T Inc (a)	55,083	2,252
				TOTAL INVESTMENT COMPANIES		$596,836
CalAmp Corp (a),(b)	31,259	456
CenturyLink Inc (a)	39,540	1,099		CONVERTIBLE PREFERRED STOCKS -
				0.69%	Shares Held	Value(000	's)
Cisco Systems Inc	11,200	352
				Agriculture - 0.02%
Comtech Telecommunications Corp	24,420	315		Bunge Ltd 4.88%(i)	4,480	$440
Elisa OYJ	449	16
Gogo Inc (b)	38,248	468
				Automobile Manufacturers - 0.02%
Hellenic Telecommunications Organization	69,388	657		Fiat Chrysler Automobiles NV 7.88%	7,500	498
SA
Loral Space & Communications Inc (b)	46,587	1,698
				Electric - 0.04%
Manitoba Telecom Services Inc	32,331	940
Motorola Solutions Inc (a)	56,955	4,385		Black Hills Corp 7.75%	10,000	658
				Dominion Resources Inc/VA 6.75%	2,375	121
Nippon Telegraph & Telephone Corp	14,846	653		Dynegy Inc 7.00%	1,975	170
NTT DOCOMO Inc	25,664	647
ParkerVision Inc (b)	54,806	260				$949
Polycom Inc (b)	44,505	554		Electrical Components & Equipment - 0.01%
				Belden Inc 6.75%	1,950	208
Proximus SADP	16,107	493
Sunrise Communications Group AG (b),(c)	2,859	195
				Food- 0.00%
Swisscom AG	4,008	1,917		Post Holdings Inc 2.50%(i)	725	116
TDC A/S	84,748	469
Telefonaktiebolaget LM Ericsson	4,521	32
Telia Co AB	6,748	30		Healthcare - Services - 0.07%
T-Mobile US Inc (b)	38,630	1,790		Anthem Inc 5.25%	45,500	1,953
Verizon Communications Inc (a)	14,152	741
				Internet - 0.01%
		$20,882
				Airbnb, Inc(b),(e),(f),(g)	1,685	177
Textiles - 0.04%
				DraftKings Inc(b),(e),(f),(g)	29,108	56
G&K Services Inc	2,716	264
				Dropbox Inc(b),(e),(f),(g)	2,671	34
UniFirst Corp/MA	7,146	918
						$267
		$1,182
				Investment Companies - 0.08%
Toys, Games & Hobbies - 0.13%				Mandatory Exchangeable Trust 5.75%(c)	18,658	2,248
Mattel Inc (a)	84,933	2,814

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

CONVERTIBLE PREFERRED STOCKS					Principal
(continued)	Shares Held	Value(000	's)	BONDS (continued)	Amount (000's) Value (000's)
Pharmaceuticals - 0.19%				Automobile Asset Backed Securities (continued)
Allergan plc 5.50%	4,220	$3,514		AmeriCredit Automobile Receivables Trust
Teva Pharmaceutical Industries Ltd 7.00%	1,958	1,684		2016-2
		$5,198		3.65%, 05/09/2022(j)		$80	$83
REITS- 0.16%				CPS Auto Receivables Trust 2016-B
Crown Castle International Corp 4.50%(a)	11,450	1,291		8.14%, 05/15/2023(c),(j)		855	901
Welltower Inc 6.50%(a),(i)	45,600	3,147		DT Auto Owner Trust 2014-3
		$4,438		4.47%, 11/15/2021(c),(j)		175	178
Retail - 0.00%				DT Auto Owner Trust 2016-1
				4.66%, 12/15/2022(c),(j)		1,335	1,338
Jand Inc(b),(e),(f),(g)	3,781	41
				DT Auto Owner Trust 2016-2
				5.43%, 11/15/2022(c),(j)		820	840
Software - 0.00%
Cloudera Inc (b),(e),(f),(g)	3,756	64		First Investors Auto Owner Trust 2014-1
				3.28%, 04/15/2021(c),(j)		70	69

Telecommunications - 0.09%				First Investors Auto Owner Trust 2014-2
				3.47%, 02/15/2021(c),(j)		120	118
T-Mobile US Inc 5.50%	33,825	2,600
				First Investors Auto Owner Trust 2015-1
				3.59%, 01/18/2022(c),(j)		100	98
TOTAL CONVERTIBLE PREFERRED STOCKS		$19,020
PREFERRED STOCKS - 0.12%	Shares Held	Value(000	's)	First Investors Auto Owner Trust 2015-2
				4.22%, 12/15/2021(c),(j)		565	553
Advertising - 0.00%
Trade Desk Preferred (b),(e),(f),(g)	17,091	116		Flagship Credit Auto Trust 2015-1
				3.76%, 06/15/2021(c)		165	165

Electronics - 0.01%
				Flagship Credit Auto Trust 2015-2
Veracode Inc (b),(e),(f),(g)	6,031	149		5.98%, 08/15/2022(c)		710	710
				Flagship Credit Auto Trust 2015-3
				7.12%, 11/15/2022(c)		960	988
Internet - 0.07%
Forescout Tech Inc (b),(e),(f),(g)	9,157	112
				Ford Credit Auto Owner Trust 2015-B
General Assembly Space, Inc (b),(e),(f),(g)	2,184	107		1.16%, 11/15/2019(j)		550	550

Lithium Technologies Inc(b),(e),(f),(g)	59,552	325		Nissan Auto Receivables 2016-C Owner
Pinterest Inc (b),(e),(f),(g)	87,425	570		Trust

Uber Technologies Inc (b),(e),(f),(g)	15,196	741		1.18%, 01/15/2021(j)		200	199
				Prestige Auto Receivables Trust 2016-1
Zuora Inc(b),(e),(f),(g)	40,988	181		5.15%, 11/15/2021(c)		815	821
		$2,036

Private Equity - 0.01%
				Toyota Auto Receivables 2014-C Owner
Forward Venture Services LLC(b),(e),(f),(g)	5,465	239		Trust
				0.93%, 07/16/2018		252	252
				Toyota Auto Receivables 2016-C
Real Estate - 0.02%				1.14%, 08/17/2020(j)		165	164
Redfin Corp (b),(e),(f),(g)	29,409	110
				USAA Auto Owner Trust 2015-1
WeWork Cos Inc Series D-1(b),(e),(f),(g)	4,867	244		1.20%, 06/17/2019(j)		1,200	1,201
WeWork Cos Inc Series D-2 (b),(e),(f),(g)	3,824	192
							$9,424
		$546
				Automobile Manufacturers - 0.12%
Software - 0.01%
				Ford Motor Credit Co LLC
Birst Inc(b),(e),(f),(g)	21,065	115		1.46%, 01/17/2017(j)		625	626
Marklogic Corp (b),(e),(f),(g)	14,832	155

Nutanix Inc(b),(e),(f),(g)	3,575	45		General Motors Financial Co Inc
				3.70%, 05/09/2023		245	250
		$315
				4.00%, 01/15/2025		915	932
TOTAL PREFERRED STOCKS		$3,401		Hyundai Capital Services Inc
	Principal			1.45%, 03/18/2017(c),(j)		950	950
BONDS- 26.72%	Amount (000's)	Value(000	's)	Volkswagen International Finance NV
Aerospace & Defense - 0.17%				1.24%, 11/18/2016(c),(j)		450	450
Embraer Netherlands Finance BV							$3,208
5.05%, 06/15/2025	$310	$312		Banks- 1.66%
Embraer Overseas Ltd
5.70%, 09/16/2023(c)	320	340		Bank of America Corp
				4.20%, 08/26/2024		1,390	1,475
Meccanica Holdings USA Inc				6.00%, 09/01/2017		1,100	1,148
6.25%, 01/15/2040(c)	1,685	1,685
				Bank of America NA
Rockwell Collins Inc				0.95%, 06/15/2017(j)		250	250
1.00%, 12/15/2016(j)	115	115

StandardAero Aviation Holdings Inc				Banque Centrale de Tunisie International
10.00%, 07/15/2023 (c)	2,000	2,100		Bond
				5.75%, 01/30/2025		9,340	9,202
		$4,552		Barclays PLC
Airlines - 0.12%				5.20%, 05/12/2026		200	208
Air Canada 2015-2 Class B Pass Through				Citigroup Inc
Trust				1.53%, 11/24/2017(j)		945	947
5.00%, 06/15/2025(c)	2,020	2,020

Latam Airlines 2015-1 Pass Through Trust B				Financiera de Desarrollo Territorial SA
(c)				Findeter
4.50%, 08/15/2025	1,203	1,158		7.88%, 08/12/2024(c)	COP	3,380,000	1,020
		$3,178		Goldman Sachs Group Inc/The
Automobile Asset Backed Securities - 0.34%				1.31%, 06/04/2017(j)		$1,205	1,207
AmeriCredit Automobile Receivables 2015-4				HSBC Holdings PLC
3.72%, 12/08/2021	189	196		4.30%, 03/08/2026		1,225	1,318
				KFW
				1.00%, 07/15/2019		867	863

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Banks (continued)				Commercial Mortgage Backed Securities (continued)
KFW (continued)				CGBAM Commercial Mortgage Trust 2014-
1.50%, 04/20/2020		$1,980	$1,998	HD
1.50%, 06/15/2021		2,025	2,033	2.11%, 02/15/2031(c),(j)	$610	$596
Letras del Banco Central de la Republica				Citigroup Commercial Mortgage Trust 2014-
Argentina				GC19
0.00%, 01/04/2017(b)	ARS	50,000	3,079	5.06%, 03/10/2047(c),(j)	2,000	1,695
Lloyds Banking Group PLC				COBALT CMBS Commercial Mortgage Trust
4.65%, 03/24/2026		$400	415	2007-C2
Morgan Stanley				5.62%, 04/15/2047	5,000	4,850
4.35%, 09/08/2026		1,345	1,441	COMM 2014-SAVA Mortgage Trust
Royal Bank of Scotland Group PLC				1.66%, 06/15/2034(c),(j)	79	79
5.13%, 05/28/2024		200	203	2.26%, 06/15/2034(c),(j)	145	144
6.00%, 12/19/2023		360	381	2.91%, 06/15/2034(c),(j)	290	287
Russian Agricultural Bank OJSC Via RSHB				Commercial Mortgage Trust 2005-GG5
Capital SA				5.71%, 04/10/2037(j)	1,825	1,477
5.10%, 07/25/2018		6,375	6,557	Commercial Mortgage Trust 2007-GG11
Santander Holdings USA Inc				6.33%, 12/10/2049(j)	1,500	1,470
4.50%, 07/17/2025		2,550	2,671	Extended Stay America Trust 2013-ESH
Santander Issuances SAU				4.17%, 12/05/2031(c),(j)	857	858
5.18%, 11/19/2025		200	208	Ginnie Mae
Santander UK Group Holdings PLC				0.69%, 01/16/2053(j),(k)	7,645	356
4.75%, 09/15/2025(c)		1,000	1,005	GS Mortgage Securities Trust 2007-GG10
Standard Chartered PLC				5.99%, 08/10/2045(j)	1,745	1,685
4.30%, 02/19/2027(c)		800	807	Hilton USA Trust 2013-HLT
TC Ziraat Bankasi AS				3.71%, 11/05/2030(c),(j)	275	276
4.75%, 04/29/2021(c)		7,000	6,988	4.41%, 11/05/2030(c),(j)	190	191
Wells Fargo & Co				5.61%, 11/05/2030(c),(j)	215	216
0.99%, 06/02/2017(j)		275	275	JP Morgan Chase Commercial Mortgage
			$45,699	Securities Trust 2007-LDP10
Biotechnology - 0.13%				5.46%, 01/15/2049	250	243
Concordia International Corp				JP Morgan Chase Commercial Mortgage
9.50%, 10/21/2022(c)		4,287	3,526	Securities Trust 2015-SGP
				5.01%, 07/15/2036(c),(j)	785	785
Building Materials - 0.09%				Morgan Stanley Capital I Trust 2007-HQ12
Builders FirstSource Inc				5.90%, 04/12/2049(j)	279	280
5.63%, 09/01/2024(c)		586	596	Morgan Stanley Capital I Trust 2011-C2
Cemex SAB de CV				5.65%, 06/15/2044(c),(j)	475	501
6.13%, 05/05/2025(c)		1,140	1,201	Motel 6 Trust 2015-M6MZ
Owens Corning				8.23%, 02/05/2020(c),(e),(f),(j)	2,814	2,843
3.40%, 08/15/2026		200	200	SCG Trust 2013-SRP1
4.20%, 12/01/2024		405	432	3.01%, 11/15/2026(c),(j)	365	352
			$2,429	3.76%, 11/15/2026(c),(j)	400	387
				3.85%, 11/15/2026(c),(j)	850	803
Chemicals - 0.29%
Albemarle Corp				Wachovia Bank Commercial Mortgage Trust
4.15%, 12/01/2024		405	437	Series 2005-C22
Hercules Inc				5.76%, 12/15/2044(j)	26	26
6.50%, 06/30/2029		330	291	Wachovia Bank Commercial Mortgage Trust
OCP SA				Series 2006-C25
4.50%, 10/22/2025		2,850	2,914	6.01%, 05/15/2043(c),(j)	2,300	1,429
6.88%, 04/25/2044		2,856	3,357	Wachovia Bank Commercial Mortgage Trust
Solvay Finance America LLC				Series 2007-C31
4.45%, 12/03/2025(c)		500	542	5.84%, 04/15/2047(j)	5,500	5,252
Westlake Chemical Corp				WFRBS Commercial Mortgage Trust 2012-
3.60%, 08/15/2026(c)		490	490	C6
				5.77%, 04/15/2045(c),(j)	500	516
			$8,031
Commercial Mortgage Backed Securities - 1.33%						$36,518
Banc of America Commercial Mortgage Trust				Commercial Services - 0.34%
2006-1				Cenveo Corp
5.88%, 09/10/2045(c),(j)		5,536	5,343	6.00%, 08/01/2019(c)	1,800	1,593
BLCP Hotel Trust				Constellis Holdings LLC / Constellis Finance
3.01%, 08/15/2029(c),(j)		300	294	Corp
4.18%, 08/15/2029(c),(j)		300	288	9.75%, 05/15/2020(c)	1,042	1,003
BXHTL Mezzanine Trust				Corporate Risk Holdings LLC
8.67%, 05/15/2020(e),(f),(j)		1,100	1,068	9.50%, 07/01/2019(c)	415	392
				Team Health Inc
CCRESG Commercial Mortgage Trust 2016-				7.25%, 12/15/2023(c)	2,467	2,689
HEAT
5.67%, 04/10/2029(c),(j)		255	257	United Rentals North America Inc
CDGJ Commercial Mortgage Trust 2014-				4.63%, 07/15/2023	2,000	2,046
BXCH				Verisk Analytics Inc
2.36%, 12/15/2027(c),(j)		800	799	5.50%, 06/15/2045	1,490	1,619
3.01%, 12/15/2027(c),(j)		880	872			$9,342

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Computers - 0.10%			Engineering & Construction - 0.01%
Diamond 1 Finance Corp / Diamond 2 Finance			Engility Corp
Corp			8.88%, 09/01/2024(c)		$275	$280
5.88%, 06/15/2021(c)	$135	$143
6.02%, 06/15/2026(c)	2,310	2,472	Entertainment - 0.24%
7.13%, 06/15/2024(c)	210	227	Codere Finance 2 Luxembourg SA
		$2,842	9.00%, PIK 9.00%, 06/30/2021(l)		4,500	4,635
Cosmetics & Personal Care - 0.02%			9.00%, PIK 9.00%, 06/30/2021(c),(l)		2,000	2,060
Procter & Gamble Co/The						$6,695
0.85%, 11/04/2016(j)	445	445	Finance - Mortgage Loan/Banker - 1.03%
			Fannie Mae
Credit Card Asset Backed Securities - 0.23%			0.88%, 08/02/2019		5,779	5,748
American Express Credit Account Master			1.25%, 08/17/2021		1,718	1,710
Trust			2.13%, 04/24/2026		3,151	3,219
0.98%, 05/15/2019(j)	265	265	Federal Home Loan Banks
American Express Credit Account Secured			0.88%, 08/05/2019		5,155	5,132
Note Trust 2012-4			1.13%, 07/14/2021		2,890	2,863
0.75%, 05/15/2020(j)	835	836	Freddie Mac
American Express Issuance Trust II			0.88%, 07/19/2019		5,779	5,750
0.94%, 08/15/2019(j)	570	572	1.13%, 08/12/2021		4,009	3,967
BA Credit Card Trust						$28,389
0.84%, 06/15/2020(j)	1,205	1,208	Food- 0.41%
Capital One Multi-Asset Execution Trust			Albertsons Cos LLC / Safeway Inc / New
0.59%, 12/16/2019(j)	1,205	1,205	Albertson's Inc / Albertson's LLC
Chase Issuance Trust			5.75%, 03/15/2025(c)		595	616
0.56%, 08/15/2019(j)	680	679	BRF SA
1.27%, 07/15/2021(j)	600	599	7.75%, 05/22/2018(c)	BRL	1,500	423
Discover Card Execution Note Trust			Cosan Luxembourg SA
0.81%, 08/17/2020(j)	495	495	7.00%, 01/20/2027(c)		$4,625	4,874
0.86%, 08/17/2020(j)	205	205	Fresh Market Inc/The
World Financial Network Credit Card Master			9.75%, 05/01/2023(c)		4,167	3,896
Trust			JBS Investments GmbH
0.99%, 02/15/2022(j)	165	165	7.25%, 04/03/2024(c)		200	212
		$6,229	JBS USA LUX SA / JBS USA Finance Inc
Diversified Financial Services - 0.47%			5.75%, 06/15/2025(c)		600	609
Air Lease Corp			7.25%, 06/01/2021(c)		40	41
4.25%, 09/15/2024	1,570	1,651	Marfrig Holdings Europe BV
Ally Financial Inc			8.00%, 06/08/2023(c)		710	737
2.75%, 01/30/2017	100	100				$11,408
3.25%, 09/29/2017	550	556	Gas- 0.03%
4.25%, 04/15/2021	315	324	NGL Energy Partners LP / NGL Energy
4.75%, 09/10/2018	1,300	1,350	Finance Corp
5.50%, 02/15/2017	1,100	1,119	5.13%, 07/15/2019		725	680
5.75%, 11/20/2025	870	926	6.88%, 10/15/2021		130	121
Dragon Aviation Finance Luxembourg SA						$801
4.00%, 11/28/2022(f)	4,940	5,108
			Healthcare - Products - 0.04%
Ladder Capital Finance Holdings LLLP /			Becton Dickinson and Co
Ladder Capital Finance Corp			1.75%, 11/08/2016		1,205	1,206
5.88%, 08/01/2021(c)	665	628
Quicken Loans Inc			Healthcare - Services - 0.04%
5.75%, 05/01/2025(c)	1,210	1,207
			Quorum Health Corp
		$12,969	11.63%, 04/15/2023 (c)		1,321	1,120
Electric - 0.24%
Duke Energy Progress LLC			Holding Companies - Diversified - 0.27%
0.88%, 03/06/2017(j)	220	220	Alfa SAB de CV
Enel SpA			6.88%, 03/25/2044(c)		400	445
8.75%, 09/24/2073(c),(j)	2,170	2,534	Dubai Holding Commercial Operations MTN
Listrindo Capital BV			Ltd
6.95%, 02/21/2019	3,820	3,954	6.00%, 02/01/2017	GBP	5,300	7,047
		$6,708				$7,492
Electronics - 0.27%			Home Builders - 0.02%
Avnet Inc			PulteGroup Inc
4.63%, 04/15/2026	340	353	5.00%, 01/15/2027		$600	613
Flextronics International Ltd
4.75%, 06/15/2025	790	839	Insurance - 0.11%
Keysight Technologies Inc			American International Group Inc
4.55%, 10/30/2024	2,385	2,481	3.90%, 04/01/2026		1,290	1,355
Real Alloy Holding Inc			Old Republic International Corp
10.00%, 01/15/2019 (c),(e)	3,650	3,696	3.88%, 08/26/2026		525	529
		$7,369	4.88%, 10/01/2024		1,130	1,219
						$3,103

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

	Principal				Principal
BONDS (continued)	Amount (000's)		Value (000's)	BONDS (continued)	Amount (000's) Value (000's)
Internet - 0.00%				Mortgage Backed Securities (continued)
DraftKings Inc Term Notes				Alternative Loan Trust 2004-28CB
5.00%, 12/23/2016(e),(f),(g)		$27	$27	5.75%, 01/25/2035	$80	$80
				Alternative Loan Trust 2004-J10
Leisure Products & Services - 0.13%				6.00%, 09/25/2034	321	331
LTF Merger Sub Inc				Alternative Loan Trust 2004-J3
8.50%, 06/15/2023(c)		3,588	3,615	5.50%, 04/25/2034	111	113
				Alternative Loan Trust 2005-14
Lodging - 0.25%				0.73%, 05/25/2035(j)	515	400
Dakota Merger Sub Inc				Alternative Loan Trust 2005-J1
7.75%, 09/01/2023(c)		2,438	2,472	5.50%, 02/25/2025	213	217
10.75%, 09/01/2024 (c)		3,194	3,138	American Home Mortgage Investment Trust
Wyndham Worldwide Corp				2005-2
5.10%, 10/01/2025		1,105	1,219	0.82%, 09/25/2045(j)	226	186
			$6,829	Banc of America Alternative Loan Trust 2003-
Machinery - Construction & Mining - 0.06%				8
Caterpillar Financial Services Corp				5.50%, 10/25/2033	137	140
0.91%, 03/03/2017(j)		530	530	Banc of America Alternative Loan Trust 2004-
1.52%, 02/23/2018(j)		1,200	1,210	6
			$1,740	6.00%, 07/25/2034	666	697
Machinery - Diversified - 0.06%				Banc of America Alternative Loan Trust 2005-
Cloud Crane LLC				6
10.13%, 08/01/2024 (c)		1,240	1,287	5.25%, 07/25/2035(j)	192	175
Xerium Technologies Inc				Banc of America Funding 2004-B Trust
9.50%, 08/15/2021(c)		243	249	2.80%, 11/20/2034(j)	225	209
			$1,536	Banc of America Funding 2005-5 Trust
Media- 0.43%				5.50%, 09/25/2035	78	81
Cablevision SA/Argentina				Banc of America Funding 2005-7 Trust
6.50%, 06/15/2021(c)		365	381	5.75%, 11/25/2035(j)	151	155
Cox Communications Inc				Banc of America Funding 2007-4 Trust
4.50%, 06/30/2043(c)		765	688	5.50%, 11/25/2034	226	224
4.70%, 12/15/2042(c)		380	352	Banc of America Mortgage 2005-A Trust
				2.96%, 02/25/2035(j)	63	62
DISH DBS Corp
5.88%, 11/15/2024		615	607	BCAP LLC Trust 2007-AA2
Globo Comunicacao e Participacoes SA				6.00%, 03/25/2022	315	311
4.84%, 06/08/2025(j)		5,363	5,537	Bear Stearns ARM Trust 2004-6
				5.14%, 09/25/2034(j)	863	791
Grupo Televisa SAB
7.25%, 05/14/2043	MXN	4,370	202	Bear Stearns ARM Trust 2005-12
				2.89%, 02/25/2036(j)	383	297
NBCUniversal Enterprise Inc
5.25%, 12/19/2049(c),(i)		$1,205	1,277	CHL Mortgage Pass-Through Trust 2004-12
				3.35%, 08/25/2034(j)	134	115
Time Warner Cable Inc
4.50%, 09/15/2042		645	624	CHL Mortgage Pass-Through Trust 2004-
WideOpenWest Finance LLC /				HYB4
				3.08%, 09/20/2034(j)	66	63
WideOpenWest Capital Corp
10.25%, 07/15/2019 (e)		1,950	2,052	CHL Mortgage Pass-Through Trust 2004-
			$11,720	HYB8
				3.13%, 01/20/2035(j)	110	105
Metal Fabrication & Hardware - 0.12%
				CHL Mortgage Pass-Through Trust 2005-11
Wise Metals Group LLC / Wise Alloys				0.79%, 04/25/2035(j)	120	94
Finance Corp
8.75%, 12/15/2018(c)		2,658	2,738	CHL Mortgage Pass-Through Trust 2005-21
				5.50%, 10/25/2035(j)	158	143
Zekelman Industries Inc
9.88%, 06/15/2023(c)		655	701	Citigroup Mortgage Loan Trust 2005-3
				2.99%, 08/25/2035(j)	883	818
			$3,439
				Citigroup Mortgage Loan Trust 2014-11
Mining - 0.19%				0.63%, 08/25/2036(c),(j)	948	826
AngloGold Ashanti Holdings PLC
				Citigroup Mortgage Loan Trust 2015-2
5.13%, 08/01/2022		2,000	2,080	0.69%, 06/25/2047(c),(j)	841	725
5.38%, 04/15/2020		3,000	3,152
				Citigroup Mortgage Loan Trust Inc
			$5,232	2.96%, 05/25/2035(j)	114	106
Miscellaneous Manufacturers - 0.09%				CitiMortgage Alternative Loan Trust Series
GE Accounts Receivable Funding Master				2006-A4
6.99%, 08/24/2017(e),(f),(j)		2,400	2,400
				6.00%, 09/25/2036	280	250
				Credit Suisse First Boston Mortgage Securities
Mortgage Backed Securities - 1.58%				Corp
				2.84%, 11/25/2033(j)	102	98
Adjustable Rate Mortgage Trust 2004-4
3.02%, 03/25/2035(j)		108	104	2.89%, 12/25/2033(j)	72	71
Alliance Bancorp Trust 2007-OA1				5.25%, 11/25/2020	571	561
0.76%, 07/25/2037(j)		1,188	860
				5.50%, 11/25/2035	182	164
Alternative Loan Trust 2003-20CB				5.75%, 11/25/2033	62	64
5.75%, 10/25/2033		108	112	CSFB Mortgage-Backed Trust Series 2004-
				AR4
Alternative Loan Trust 2003-9T1
5.50%, 07/25/2033(j)		93	92	3.00%, 05/25/2034(j)	275	258
Alternative Loan Trust 2004-14T2
5.50%, 08/25/2034		105	109

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Mortgage Backed Securities (continued)				Mortgage Backed Securities (continued)
Deutsche Alt-A Securities Inc Mortgage Loan				MASTR Alternative Loan Trust 2004-8
Trust Series 2005-5				6.00%, 09/25/2034		$494	$510
5.50%, 11/25/2035		$112	$105	Merrill Lynch Alternative Note Asset Trust
Deutsche Alt-A Securities Inc Mortgage Loan				Series 2007-F1
Trust Series 2005-6				6.00%, 03/25/2037		151	118
5.50%, 12/25/2035(j)		125	109	Merrill Lynch Mortgage Investors Trust Series
DSLA Mortgage Loan Trust 2005-AR5				MLCC 2006-1
0.84%, 09/19/2045(j)		227	164	2.97%, 02/25/2036(j)		1,034	948
Fannie Mae Connecticut Avenue Securities				Merrill Lynch Mortgage Investors Trust Series
6.07%, 04/25/2028(j)		5,000	5,386	MLCC 2006-2
6.52%, 09/25/2028(j)		750	821	2.58%, 05/25/2036(j)		58	56
Fannie Mae Interest Strip				Merrill Lynch Mortgage Investors Trust Series
4.00%, 11/25/2040(k)		19,546	2,768	MLCC 2007-1
Freddie Mac Structured Agency Credit Risk				2.96%, 01/25/2037(j)		133	124
Debt Notes				National City Mortgage Capital Trust
2.17%, 04/25/2024(j)		500	504	6.00%, 03/25/2038(j)		647	672
2.37%, 10/25/2027(j)		550	557	Newgate Funding 2007-3
2.72%, 02/25/2024(j)		500	513	0.34%, 12/15/2050(j)	EUR	170	179
4.77%, 11/25/2023(j)		250	261	RALI Series 2006-QO4 Trust
9.32%, 03/25/2028(j)		7,000	6,720	0.71%, 04/25/2046(j)		$244	197
9.87%, 04/25/2028(j)		1,000	1,000	RALI Series 2006-QO7 Trust
GMACM Mortgage Loan Trust 2005-AR4				0.73%, 09/25/2046(j)		114	84
3.56%, 07/19/2035(j)		119	108	RALI Series 2007-QO4 Trust
GSR Mortgage Loan Trust 2004-14				0.71%, 05/25/2047(j)		185	145
2.93%, 12/25/2034(j)		154	153	Residential Asset Securitization Trust 2005-
GSR Mortgage Loan Trust 2005-4F				A8CB
6.50%, 02/25/2035		140	140	5.38%, 07/25/2035		376	333
Harborview Mortgage Loan Trust				RFMSI Series 2006-S1 Trust
0.88%, 10/19/2033(j)		1,033	964	5.75%, 01/25/2036		137	136
HarborView Mortgage Loan Trust 2006-10				Rmac 2005-Ns3 PLC
0.69%, 11/19/2036(j)		406	335	0.10%, 06/12/2043(j)	EUR	57	59
HarborView Mortgage Loan Trust 2006-7				RMAC Securities No 1 PLC
0.71%, 09/19/2046(j)		111	81	0.00%, 06/12/2044(b),(j)		110	112
IndyMac INDX Mortgage Loan Trust 2005-				Structured Adjustable Rate Mortgage Loan
AR11				Trust
2.94%, 08/25/2035(j)		954	786	0.83%, 07/25/2035(j)		$857	636
IndyMac INDX Mortgage Loan Trust 2005-				3.17%, 09/25/2034(j)		397	394
AR16IP				Structured Adjustable Rate Mortgage Loan
1.16%, 07/25/2045(j)		274	224	Trust Series 2004-6
JP Morgan Alternative Loan Trust				2.86%, 06/25/2034(j)		176	173
2.77%, 03/25/2036(j)		789	653	Structured Asset Securities Corp Mortgage
2.85%, 03/25/2036(j)		25	18	Pass-Through Certificates Series 2004-20
JP Morgan Mortgage Trust 2005-A2				5.75%, 11/25/2034		127	129
2.76%, 04/25/2035(j)		228	219	Structured Asset Securities Corp Trust 2005-
JP Morgan Mortgage Trust 2005-S3				1
6.00%, 01/25/2036(j)		290	248	5.50%, 02/25/2035		177	180
JP Morgan Mortgage Trust 2006-A1				WaMu Mortgage Pass-Through Certificates
2.89%, 02/25/2036(j)		199	175	Series 2004-CB2 Trust
JP Morgan Mortgage Trust 2006-A7				5.50%, 07/25/2034		64	66
2.82%, 01/25/2037(j)		354	314	WaMu Mortgage Pass-Through Certificates
JP Morgan Mortgage Trust 2007-S1				Series 2006-AR19 Trust
5.75%, 03/25/2037		268	220	1.94%, 01/25/2047(j)		858	767
Lehman XS Trust Series 2005-7N				WaMu Mortgage Pass-Through Certificates
0.80%, 12/25/2035(j)		101	76	Series 2007-HY5 Trust
Lehman XS Trust Series 2006-4N				2.29%, 05/25/2037(j)		653	540
0.74%, 04/25/2046(j)		945	755	Washington Mutual Mortgage Pass-Through
Ludgate Funding PLC				Certificates WMALT Series 2006-2 Trust
0.00%, 01/01/2061(b),(j)	EUR	118	120	6.00%, 03/25/2036(j)		138	127
MASTR Adjustable Rate Mortgages Trust				Wedgewood Real Estate Trust 2016-1
2004-7				5.00%, 07/15/2046(c)		185	184
2.86%, 07/25/2034(j)		$259	250	Wells Fargo Mortgage Backed Securities
MASTR Adjustable Rate Mortgages Trust				2003-M Trust
2005-2				2.79%, 12/25/2033(j)		288	289
3.02%, 03/25/2035(j)		737	572	Wells Fargo Mortgage Backed Securities
MASTR Adjustable Rate Mortgages Trust				2005-11 Trust
2006-2				5.50%, 11/25/2035		40	41
3.06%, 04/25/2036(j)		176	160	Wells Fargo Mortgage Backed Securities
MASTR Alternative Loan Trust 2003-9				2005-16 Trust
5.25%, 11/25/2033		90	92	6.00%, 01/25/2036(j)		165	163
MASTR Alternative Loan Trust 2004-5				Wells Fargo Mortgage Backed Securities
5.50%, 06/25/2034		92	94	2005-AR10 Trust
6.00%, 06/25/2034		110	113	2.93%, 05/01/2035(j)		93	97

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Mortgage Backed Securities (continued)			Oil & Gas (continued)
Wells Fargo Mortgage Backed Securities			Parsley Energy LLC / Parsley Finance
Trust			Corp (continued)
2.99%, 08/25/2034(j)	$131	$133	7.50%, 02/15/2022(c)		$105	$111
		$43,577	Petrobras Global Finance BV
Municipals - 0.15%			3.75%, 01/14/2021	EUR	3,290	3,505
Provincia de Mendoza Argentina			5.38%, 01/27/2021		$2,015	1,942
8.38%, 05/19/2024(c)	3,990	4,199	6.25%, 12/14/2026	GBP	1,000	1,195
			8.38%, 05/23/2021(m)		$11,700	12,589
Oil & Gas - 2.14%			8.75%, 05/23/2026		425	466
Anadarko Petroleum Corp			Petroleos de Venezuela SA
4.50%, 07/15/2044	35	32	6.00%, 11/15/2026		5,500	1,994
Antero Resources Corp			Petroleos Mexicanos
5.13%, 12/01/2022	495	489	7.65%, 11/24/2021(c),(j)	MXN	6,500	336
5.38%, 11/01/2021	65	65	RSP Permian Inc
Baytex Energy Corp			6.63%, 10/01/2022		$1,665	1,732
5.13%, 06/01/2021(c)	35	29	Sabine Oil & Gas Corp
5.63%, 06/01/2024(c)	205	166	0.00%, 06/15/2019(b)		300	1
Bonanza Creek Energy Inc			Shell International Finance BV
0.00%, 04/15/2021(b)	55	25	1.03%, 11/15/2016(j)		455	455
0.00%, 02/01/2023(b)	210	90	SM Energy Co
BP Capital Markets PLC			5.00%, 01/15/2024		385	352
1.21%, 11/07/2016(j)	385	385	6.13%, 11/15/2022		425	413
1.24%, 02/13/2018(j)	255	255	Tengizchevroil Finance Co International Ltd
California Resources Corp			4.00%, 08/15/2026(c)		2,500	2,492
5.50%, 09/15/2021	18	9	Transocean Inc
6.00%, 11/15/2024	89	43	9.00%, 07/15/2023(c)		1,139	1,096
8.00%, 12/15/2022(c)	265	179	Western Refining Logistics LP / WNRL
Chesapeake Energy Corp			Finance Corp
4.88%, 04/15/2022	635	486	7.50%, 02/15/2023		395	405
6.13%, 02/15/2021	35	29	Whiting Petroleum Corp
6.63%, 08/15/2020	25	22	5.00%, 03/15/2019		90	83
Concho Resources Inc			YPF SA
5.50%, 04/01/2023	985	1,017	31.35%, 07/07/2020 (c),(j)		410	453
ConocoPhillips			Zhaikmunai LLP
6.50%, 02/01/2039	220	289	6.38%, 02/14/2019		6,421	5,973
Continental Resources Inc/OK						$59,031
3.80%, 06/01/2024	280	253	Other Asset Backed Securities - 1.43%
4.50%, 04/15/2023	135	127	AIM Aviation Finance Ltd
5.00%, 09/15/2022	2,890	2,796	5.07%, 02/15/2040(c),(j)		1,325	1,279
Delek & Avner Tamar Bond Ltd			Ajax Mortgage Loan Trust 2016-B
5.41%, 12/30/2025(c)	5,200	5,642	4.00%, 09/25/2065(c)		425	424
Devon Energy Corp			American Homes 4 Rent 2014-SFR1
5.00%, 06/15/2045	350	336	3.01%, 06/17/2031(c),(j)		645	632
Genel Energy Finance PLC			American Homes 4 Rent 2014-SFR2 Trust
7.50%, 05/14/2019(c)	4,400	3,476	5.15%, 10/17/2036(c),(j)		280	307
Halcon Resources Corp			6.23%, 10/17/2036(c),(j)		695	761
8.63%, 02/01/2020(c)	380	361	American Homes 4 Rent 2014-SFR3 Trust
Matador Resources Co			6.42%, 12/17/2036(c),(j)		900	999
6.88%, 04/15/2023	957	988	American Homes 4 Rent 2015-SFR1
MEG Energy Corp			5.64%, 04/17/2052(c),(j)		1,045	1,101
6.38%, 01/30/2023(c)	295	230	AMMC CLO 17 Ltd
6.50%, 03/15/2021(c)	40	33	7.57%, 11/15/2027(c),(e),(j)		2,500	2,357
7.00%, 03/31/2024(c)	485	390	AMMC CLO 18 Ltd
Midstates Petroleum Co Inc / Midstates			7.34%, 05/26/2028(c),(e),(j)		1,750	1,634
Petroleum Co LLC			Apidos CLO XXII
0.00%, 06/01/2020(b)	1,471	986	6.70%, 10/20/2027(c),(e),(j)		750	698
Noble Energy Inc			Avery Point VII CLO Ltd
5.05%, 11/15/2044	225	225	7.28%, 01/15/2028(c),(e),(j)		1,400	1,318
Noble Holding International Ltd			8.68%, 01/15/2028(c),(e),(j)		1,050	840
5.25%, 03/15/2042	835	493	Bayview Opportunity Master Fund IIa Trust
Oasis Petroleum Inc			2016-RPL3
6.88%, 03/15/2022	300	279	3.47%, 07/28/2031(c),(j)		200	200
Odebrecht Offshore Drilling Finance Ltd			BlueMountain CLO 2013-4 Ltd
6.75%, 10/01/2023(c)	2,169	325	6.33%, 04/15/2025(c),(e),(j)		3,000	2,074
6.75%, 10/01/2023	12,360	1,854	Bowman Park CLO Ltd
OGX Austria GmbH			6.22%, 11/23/2025(c),(e),(j)		1,000	908
0.00%, 06/01/2018(b),(c),(e)	600	—	CAM Mortgage LLC 2015-1
0.00%, 04/01/2022(b),(c),(e)	1,100	—	3.50%, 07/15/2064(c)		376	376
Pacific Exploration and Production Corp			CAM Mortgage Trust 2016-1
0.00%, 01/26/2019(b),(c)	690	121	4.00%, 01/15/2056(c),(j)		232	230
0.00%, 03/28/2023(b),(c)	2,270	397	5.00%, 01/15/2056(c),(j)		545	527
Parsley Energy LLC / Parsley Finance Corp			CLI Funding V LLC
6.25%, 06/01/2024(c)	500	516	3.38%, 10/18/2029(c)		571	553

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

		Principal			Principal
BONDS (continued)		Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Other Asset Backed Securities (continued)				Other Asset Backed Securities (continued)
Colony American Finance 2015-1 Ltd				VOLT XXXIV LLC
5.65%, 10/15/2047(c)		$550	$555	3.25%, 02/25/2055(c)		$75	$75
Colony American Finance 2016-1 Ltd							$39,292
4.64%, 06/15/2048(c),(j)		260	264	Pharmaceuticals - 0.53%
Colony American Homes 2014-1				Actavis Funding SCS
2.36%, 05/17/2031(c),(j)		290	288	1.55%, 09/01/2016(j)		1,035	1,035
Colony American Homes 2014-2				Endo Ltd / Endo Finance LLC / Endo Finco
3.72%, 07/17/2031(c),(j)		1,000	968	Inc
Cronos Containers Program I Ltd				6.50%, 02/01/2025(c),(j)		2,000	1,775
3.27%, 11/18/2029(c)		834	803	Express Scripts Holding Co
GCA2014 Holdings Ltd - Class C				4.50%, 02/25/2026		1,320	1,459
6.00%, 01/05/2030(c),(e),(f),(j)		580	446	Johnson & Johnson
GCA2014 Holdings Ltd - Class D				0.90%, 11/28/2016(j)		430	430
7.50%, 01/05/2030(c),(e),(f),(j)		227	141	Teva Pharmaceutical Finance Netherlands III
GCA2014 Holdings Ltd - Class E				BV
0.00%, 01/05/2030(b),(c),(e),(f),(j)		1,030	144	3.15%, 10/01/2026		500	503
Global Container Assets Ltd				Valeant Pharmaceuticals International Inc
4.50%, 02/05/2030(c),(j)		368	352	4.50%, 05/15/2023(c)	EUR	1,340	1,241
Invitation Homes 2014-SFR1 Trust				5.50%, 03/01/2023(c)		$770	672
2.01%, 06/17/2031(c),(j)		895	893	5.63%, 12/01/2021(c)		275	248
Invitation Homes 2015-SFR1 Trust				5.88%, 05/15/2023(c)		3,300	2,904
4.71%, 03/17/2032(c),(j)		280	283	6.13%, 04/15/2025(c)		5,000	4,394
Kabbage Funding 2014-1 Resecuritization							$14,661
Trust				Pipelines - 0.40%
10.51%, 03/08/2018 (c),(e),(f),(j)		4,786	4,450
				Crestwood Midstream Partners LP /
Magnetite IX Ltd				Crestwood Midstream Finance Corp
6.46%, 07/25/2026(c),(e),(j)		1,750	1,242
				6.13%, 03/01/2022		485	472
NYMT Residential 2016-RP1				Energy Transfer Partners LP
4.00%, 03/25/2021(c),(j)		270	270	5.15%, 03/15/2045		100	96
Oak Hill Advisors Residential Loan Trust				6.13%, 12/15/2045		1,275	1,369
2015-NP	L2			EnLink Midstream Partners LP
3.72%, 07/25/2055(c),(j)		491	487	5.05%, 04/01/2045		340	295
OneMain Financial Issuance Trust 2014-2				5.60%, 04/01/2044		200	185
2.47%, 09/18/2024(c)		117	117
3.02%, 09/18/2024(c),(j)		130	130	Enterprise Products Operating LLC
				3.70%, 02/15/2026		160	167
5.31%, 09/18/2024(c),(j)		1,210	1,192
				Kinder Morgan Energy Partners LP
OneMain Financial Issuance Trust 2015-1				3.45%, 02/15/2023		140	139
3.19%, 03/18/2026(c),(j)		220	222
				3.50%, 09/01/2023		200	198
OneMain Financial Issuance Trust 2015-3				4.70%, 11/01/2042		285	263
4.16%, 11/20/2028(c),(j)		790	774	5.00%, 08/15/2042		710	687
OneMain Financial Issuance Trust 2016-2				5.00%, 03/01/2043		60	58
5.94%, 03/20/2028(c)		720	749
				5.63%, 09/01/2041		440	450
RCO Depositor II LLC
4.50%, 11/25/2045(c),(j)		509	508	MPLX LP
				4.00%, 02/15/2025		115	112
5.00%, 11/25/2045(c)		800	764	4.50%, 07/15/2023(c)		190	192
Rise Ltd				4.88%, 12/01/2024(c)		1,080	1,105
4.75%, 02/15/2039(e),(j)		422	417
				Plains All American Pipeline LP / PAA
Shenton Aircraft Investment I Ltd				Finance Corp
4.75%, 10/15/2042(c)		1,175	1,158	4.90%, 02/15/2045		745	686
Sierra Timeshare 2012-1 Receivables Funding				Sabine Pass Liquefaction LLC
LLC				5.63%, 03/01/2025		1,030	1,089
2.84%, 11/20/2028(c)		20	20	Targa Resources Partners LP / Targa
Sierra Timeshare 2013-1 Receivables Funding				Resources Partners Finance Corp
LLC				4.25%, 11/15/2023		35	34
1.59%, 11/20/2029(c),(j)		93	92	5.25%, 05/01/2023		135	137
Sierra Timeshare 2013-3 Receivables Funding				6.38%, 08/01/2022		210	217
LLC				6.75%, 03/15/2024(c)		1,190	1,264
2.20%, 10/20/2030(c),(j)		210	210	Williams Partners LP
TAL Advantage V LLC				3.90%, 01/15/2025		240	239
3.55%, 11/20/2038(c),(j)		381	374
				4.00%, 09/15/2025		925	926
THL Credit Wind River 2014-3 CLO Ltd				5.10%, 09/15/2045		250	245
6.30%, 01/22/2027(c),(e),(j)		3,000	2,697
				6.30%, 04/15/2040		470	513
US Residential Opportunity Fund III Trust							$11,138
2016-1				Real Estate - 0.49%
3.47%, 07/27/2036(c)		195	195
				MAF Global Securities Ltd
VOLT XL LLC				7.13%, 10/29/2049(i),(j)		10,500	11,222
4.88%, 11/27/2045(c)		320	305
				Rialto Holdings LLC / Rialto Corp
VOLT XLVIII LLC				7.00%, 12/01/2018(c)		2,238	2,271
3.50%, 07/25/2046(c)		195	195
							$13,493
VOLT XXXI LLC
3.38%, 02/25/2055(c),(j)		294	294	REITS- 0.35%
				Brixmor Operating Partnership LP
				3.85%, 02/01/2025		1,000	1,020

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
REITS (continued)				Sovereign (continued)
Brixmor Operating Partnership				Serbia International Bond
LP (continued)				4.88%, 02/25/2020		$11,150	$11,596
4.13%, 06/15/2026		$235	$244	5.25%, 11/21/2017(c)		3,950	4,082
Communications Sales & Leasing Inc / CSL				Slovenia Government International Bond
Capital LLC				5.50%, 10/26/2022		20,487	23,672
8.25%, 10/15/2023		4,000	4,170	Spain Letras del Tesoro
Healthcare Realty Trust Inc				0.00%, 10/14/2016(b)	EUR	5,260	5,870
3.88%, 05/01/2025		690	708	0.00%, 11/18/2016(b)		6,400	7,144
Host Hotels & Resorts LP				Venezuela Government International Bond
5.25%, 03/15/2022		265	292	7.65%, 04/21/2025		$5,000	2,140
Trust F/1401							$217,075
5.25%, 01/30/2026(c)		2,900	3,096	Student Loan Asset Backed Securities - 0.06%
			$9,530	SoFi Professional Loan Program 2014-B
Savings & Loans - 0.02%				LLC
Flagstar Bancorp Inc				1.77%, 08/25/2032(c),(j)		80	80
6.13%, 07/15/2021(c)		677	691	SoFi Professional Loan Program 2015-A
				LLC
Software - 0.12%				1.72%, 03/25/2033(c),(j)		506	506
Cengage Learning Inc				SoFi Professional Loan Program 2015-C
9.50%, 06/15/2024(c)		750	767	LLC
Open Text Corp				3.58%, 08/25/2036(c),(j)		150	151
5.88%, 06/01/2026(c)		1,290	1,351	Sofi Professional Loan Program 2016-A LLC
Oracle Corp				3.57%, 01/26/2038(c),(j)		810	813
0.86%, 07/07/2017(j)		1,075	1,077				$1,550
			$3,195	Supranational Bank - 1.06%
Sovereign - 7.88%				African Export-Import Bank
1MDB Global Investments Ltd				3.88%, 06/04/2018(m)		10,000	10,229
4.40%, 03/09/2023		13,200	11,221	Banque Ouest Africaine de Developpement
Banco Nacional de Desenvolvimento				5.50%, 05/06/2021(c)		8,530	8,999
Economico e Social				5.50%, 05/06/2021(m)		2,000	2,110
3.63%, 01/21/2019	EUR	5,000	5,706	Black Sea Trade & Development Bank
Brazil Minas SPE via State of Minas Gerais				4.88%, 05/06/2021(c),(m)		6,400	6,809
5.33%, 02/15/2028(j)		$13,800	13,317	International Bank for Reconstruction &
Brazil Notas do Tesouro Nacional Serie F				Development
10.00%, 01/01/2025	BRL	32,000	8,937	1.38%, 05/24/2021		1,035	1,034
10.00%, 01/01/2017		8,000	2,447				$29,181
Costa Rica Government International Bond				Telecommunications - 1.00%
4.38%, 04/30/2025(c)		$4,671	4,589	Alcatel-Lucent USA Inc
Croatia Government International Bond				6.45%, 03/15/2029		915	995
3.00%, 03/11/2025	EUR	7,542	8,404	6.50%, 01/15/2028		385	414
Gabon Government International Bond				Digicel Group Ltd
6.38%, 12/12/2024		$3,750	3,477	7.13%, 04/01/2022		4,700	3,807
6.95%, 06/16/2025		2,900	2,712	Digicel Ltd
Ghana Government International Bond				6.00%, 04/15/2021		9,800	8,955
7.88%, 08/07/2023(c)		2,887	2,660	Goodman Networks Inc
8.13%, 01/18/2026(c)		400	368	12.13%, 07/01/2018		1,807	894
Honduras Government International Bond				GTH Finance BV
8.75%, 12/16/2020		3,780	4,375	6.25%, 04/26/2020(c)		8,250	8,663
Hungary Government International Bond				Intelsat Jackson Holdings SA
5.75%, 11/22/2023		12,900	15,036	8.00%, 02/15/2024(c)		2,420	2,429
Indonesia Treasury Bond				Oi SA
7.88%, 04/15/2019	IDR 71,500,000		5,541	0.00%, 09/15/2016(b),(c)	BRL	1,475	85
Iraq International Bond				Verizon Communications Inc
5.80%, 01/15/2028(e)		$8,800	7,117	2.41%, 09/14/2018(j)		$1,170	1,203
Italy Buoni Ordinari del Tesoro BOT							$27,445
0.00%, 10/14/2016(b)	EUR	5,260	5,870
				Textiles - 0.06%
KazAgro National Management Holding JSC				Springs Industries Inc
3.26%, 05/22/2019		6,650	7,269	6.25%, 06/01/2021(e)		1,562	1,626
4.63%, 05/24/2023		$3,350	3,199
Kenya Government International Bond				TOTAL BONDS			$735,798
6.88%, 06/24/2024		5,500	5,370		Principal
Malaysia Government Bond				CONVERTIBLE BONDS - 2.20%	Amount (000's) Value (000's)
4.25%, 05/31/2035	MYR	50,000	12,522	Automobile Parts & Equipment - 0.02%
Montenegro Government International Bond
3.88%, 03/18/2020(c)	EUR	11,775	12,941	Meritor Inc
				7.88%, 03/01/2026		325	440
Poland Government Bond
4.75%, 04/25/2017	PLN	9,125	2,383	Biotechnology - 0.07%
Portugal Treasury Bill
				Acorda Therapeutics Inc
0.00%, 09/23/2016(b)	EUR	5,260	5,868	1.75%, 06/15/2021(a)		875	740
0.00%, 11/18/2016(b)		6,400	7,140
				Ionis Pharmaceuticals Inc
Romanian Government International Bond				1.00%, 11/15/2021		785	677
6.13%, 01/22/2044		$3,050	4,102

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

	Principal				Principal
CONVERTIBLE BONDS (continued)	Amount (000's) Value (000's)			CONVERTIBLE BONDS (continued)	Amount (000's) Value (000's)
Biotechnology (continued)				Oil & Gas (continued)
Medicines Co/The				Chesapeake Energy Corp
2.50%, 01/15/2022		$425	$562	2.50%, 05/15/2037	$490	$487
			$1,979	Cobalt International Energy Inc
Coal- 0.00%				2.63%, 12/01/2019	1,000	456
Alpha Natural Resources Inc				Whiting Petroleum Corp
0.00%, 12/15/2020(b)		100	1	1.25%, 06/05/2020	221	190
				1.25%, 06/05/2020	1,986	1,706
Diversified Financial Services - 0.02%						$3,302
Element Financial Corp				Pharmaceuticals - 0.03%
5.13%, 06/30/2019(c)	CAD	725	608	Herbalife Ltd
				2.00%, 08/15/2019	900	893
Electric - 0.03%
NRG Yield Inc				REITS- 0.11%
3.25%, 06/01/2020(c)		$225	220	Colony Capital Inc
3.50%, 02/01/2019(c)		650	652	3.88%, 01/15/2021	625	613
			$872	Redwood Trust Inc
Electrical Components & Equipment - 0.02%				4.63%, 04/15/2018	85	85
General Cable Corp				Spirit Realty Capital Inc
4.50%, 11/15/2029(a),(j)		75	53	2.88%, 05/15/2019	825	911
SunPower Corp				3.75%, 05/15/2021	150	170
0.75%, 06/01/2018		575	520	Starwood Property Trust Inc
			$573	3.75%, 10/15/2017	225	232
Electronics - 0.04%				4.55%, 03/01/2018	875	962
TTM Technologies Inc						$2,973
1.75%, 12/15/2020		550	687	Semiconductors - 1.04%
Vishay Intertechnology Inc				Cypress Semiconductor Corp
2.25%, 11/15/2040		300	335	4.50%, 01/15/2022(c)	195	217
			$1,022	Intel Corp
Energy - Alternate Sources - 0.01%				3.25%, 08/01/2039	3,501	6,123
SunEdison Inc				Microchip Technology Inc
0.00%, 10/01/2018(b)		400	26	2.13%, 12/15/2037	600	1,546
0.00%, 01/15/2020(b),(c)		1,425	93	Micron Technology Inc
0.00%, 01/01/2021(b)		725	47	3.13%, 05/01/2032	300	535
			$166	Novellus Systems Inc
Healthcare - Services - 0.17%				2.63%, 05/15/2041	3,708	10,183
Anthem Inc				NVIDIA Corp
2.75%, 10/15/2042(a)		2,450	4,281	1.00%, 12/01/2018	3,225	9,810
Brookdale Senior Living Inc				ON Semiconductor Corp
2.75%, 06/15/2018		310	310	2.63%, 12/15/2026	300	328
			$4,591			$28,742
Holding Companies - Diversified - 0.01%				Telecommunications - 0.09%
RWT Holdings Inc				CalAmp Corp
5.63%, 11/15/2019		185	188	1.63%, 05/15/2020	10	9
				Ciena Corp
				3.75%, 10/15/2018(c)	475	596
Home Builders - 0.01%
				Palo Alto Networks Inc
CalAtlantic Group Inc				0.00%, 07/01/2019(b)	1,225	1,640
0.25%, 06/01/2019		205	191
				Viavi Solutions Inc
Internet - 0.13%				0.63%, 08/15/2033	330	331
LinkedIn Corp						$2,576
0.50%, 11/01/2019		665	660	Transportation - 0.02%
VeriSign Inc				Ship Finance International Ltd
4.48%, 08/15/2037(j)		1,325	2,882	3.25%, 02/01/2018	600	642
			$3,542
Investment Companies - 0.15%				TOTAL CONVERTIBLE BONDS		$60,474
Aabar Investments PJSC				SENIOR FLOATING RATE INTERESTS -	Principal
1.00%, 03/27/2022	EUR	5,500	4,181	2.68%	Amount (000's) Value (000's)
				Advertising - 0.15%
Media- 0.10%				Affinion Group Inc, Term Loan B
DISH Network Corp				6.75%, 04/30/2018(j)	$2,636	$2,538
3.38%, 08/15/2026(c)		$2,575	2,686	Polyconcept North America Holdings Inc,
Liberty Media Corp				Term Loan B
2.25%, 09/30/2046(c)		180	185	6.25%, 08/10/2023(j)	1,500	1,500
			$2,871			$4,038
Miscellaneous Manufacturers - 0.01%				Aerospace & Defense - 0.04%
Trinity Industries Inc				CAMP International Holding Co, Term Loan
3.88%, 06/01/2036		100	121	0.00%, 08/11/2023(j),(n)	1,000	993

Oil & Gas - 0.12%				Agriculture - 0.01%
Cheniere Energy Inc				Pinnacle Operating Corp, Term Loan B
4.25%, 03/15/2045		750	463	4.75%, 11/14/2018(j)	164	151

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)
Automobile Manufacturers - 0.05%			Environmental Control - 0.05%
CH Hold Corp, Term Loan			USS Parent Holding Corp, Term Loan
6.25%, 11/20/2019(j)	$1,496	$1,489	5.50%, 08/10/2023(j)		$1,308	$1,307

Automobile Parts & Equipment - 0.05%			Food- 0.15%
Inteva Products LLC			Amplify Snack Brands Inc, Term Loan
0.00%, 08/31/2021(j),(n)	1,500	1,485	0.00%, 08/24/2023(j),(n)		1,500	1,487
			ASP MSG Acquisition Co Inc, Term Loan
Building Materials - 0.02%			0.00%, 08/04/2023(j),(n)		1,000	1,001
Headwaters Inc, Term Loan B1			US Foods Inc, Term Loan B
4.00%, 03/24/2022(j)	445	445	4.00%, 06/15/2023(j)		1,500	1,507
						$3,995
Chemicals - 0.04%			Forest Products & Paper - 0.04%
Vantage Specialties Inc, Term Loan B			Verso Paper Holdings LLC, Term Loan
5.50%, 02/10/2019(j)	1,000	993	EXIT
			12.00%, 09/24/2021 (j)		1,000	970
Coal- 0.05%
Gulf Finance LLC, Term Loan			Healthcare - Services - 0.02%
0.00%, 08/17/2023(j),(n)	1,500	1,453	21st Century Oncology Inc, Term Loan B
			0.00%, 04/30/2022(j),(n)		495	470
Commercial Services - 0.23%
Allied Universal Holdco LLC, Term Loan			Holding Companies - Diversified - 0.05%
4.75%, 07/27/2022(j)	960	941	Travelport Finance Luxembourg Sarl, Term
Corporate Risk Holdings LLC, Term Loan B			Loan B
8.25%, 07/01/2019(j)	4,142	3,873	5.00%, 09/02/2021(j)		1,496	1,497
Oasis Outsourcing Holdings Inc, Term Loan
5.75%, 12/21/2027(j)	1,500	1,504	Insurance - 0.13%
		$6,318	Alliant Holdings Intermediate LLC, Term
Computers - 0.08%			Loan B2
Everi Payments Inc, Term Loan B			5.00%, 08/14/2022(j)		223	223
0.00%, 12/18/2020(j),(n)	255	242	Asurion LLC, Term Loan
Sybil Software LLC, Term Loan B			0.00%, 08/10/2021(j),(n)		2,500	2,487
0.00%, 08/03/2022(j),(n)	1,500	1,502	0.00%, 08/10/2021(j),(n)		615	612
Western Digital Corp, Term Loan B			Cunningham Lindsey US Inc, Term Loan B
4.50%, 04/29/2023(j)	577	580	5.00%, 10/18/2019(j)		489	393
		$2,324				$3,715
Distribution & Wholesale - 0.05%			Internet - 0.05%
ABB Con-Cise Optical Group LLC, Term			ProQuest LLC, Term Loan B
Loan B			5.75%, 09/24/2021(j)		1,496	1,481
6.00%, 06/01/2023(j)	1,500	1,505
			Leisure Products & Services - 0.01%
Diversified Financial Services - 0.01%			SRAM LLC, Term Loan B
IG Investments Holdings LLC, Term Loan B			4.04%, 06/07/2018(j)		294	281
0.00%, 10/31/2021(j),(n)	400	401
			Leisure Time - 0.11%
Electric - 0.09%			AMF Bowling Centers Inc, Term Loan
Primeline Utility Services LLC, Term Loan			0.00%, 08/17/2023(j),(n)		1,500	1,488
B			0.00%, 02/16/2024(j),(n)		1,500	1,470
6.50%, 11/14/2022(j)	1,000	999				$2,958
Star West Generation LLC, Term Loan B			Lodging - 0.06%
5.75%, 03/13/2020(j)	805	543	Boyd Gaming Corp, Term Loan
Texas Competitive Electric Holdings Co LLC,			0.00%, 08/16/2023(j),(n)		153	154
Term Loan			Diamond Resorts International Inc, Term
7.08%, 07/27/2023(j)	814	816	Loan
7.08%, 07/27/2023(j)	186	186	0.00%, 08/17/2023(j),(n)		1,500	1,478
		$2,544				$1,632
Electronics - 0.05%			Metal Fabrication & Hardware - 0.05%
Aclara Technologies LLC, Term Loan			Eco-Bat Technologies Ltd, PIK Term Loan
0.00%, 08/17/2023(j),(n)	1,500	1,489	0.00%, PIK 11.00%, 03/31/2017 (j),(l),(n)	EUR	5,310	1,436

Engineering & Construction - 0.01%			Miscellaneous Manufacturers - 0.02%
Engility Corp, Term Loan			Gates Global LLC, Term Loan B
5.75%, 08/04/2023(j)	256	257	4.25%, 06/11/2021(j)		$624	613

Entertainment - 0.16%			Office & Business Equipment - 0.07%
NEP/NCP Holdco Inc, Term Loan B2			Eastman Kodak Co, Term Loan EXIT
4.25%, 01/22/2020(j)	1,496	1,488	7.25%, 09/03/2019(j)		1,968	1,951
Scientific Games International Inc, Term Loan
B1			Oil & Gas - 0.05%
6.00%, 05/22/2020(j)	1,496	1,496	California Resources Corp, Term Loan
VGD Merger Sub LLC, Term Loan B			0.00%, 12/31/2021(j),(n)		695	728
5.00%, 07/22/2023(j)	1,500	1,503
		$4,487

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

SENIOR FLOATING RATE INTERESTS	Principal			U.S. GOVERNMENT & GOVERNMENT		Principal
(continued)	Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)		Amount (000's)	Value(000	's)
Oil & Gas (continued)				U.S. Treasury (continued)
Chesapeake Energy Corp, Term Loan				3.75%, 08/15/2041(m)		$308	$404
0.00%, 08/17/2021(j),(n)	$546	$563		3.75%, 11/15/2043(m)		85,619	113,706
		$1,291					$268,644
Oil & Gas Services - 0.06%				U.S. Treasury Bill - 0.03%
CGG Holding US Inc, Term Loan				0.39%, 01/12/2017(q)		850	849
6.50%, 05/15/2019(j)	1,995	1,689
				U.S. Treasury Strip - 0.20%
Pharmaceuticals - 0.06%				0.00%, 02/15/2044(b),(j),(r)		10,356	5,559
Vizient Inc, Term Loan B
6.25%, 02/09/2023(j)	1,496	1,512		TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
				OBLIGATIONS			$297,880
Pipelines - 0.03%						Maturity
Energy Transfer Equity LP, Term Loan				REPURCHASE AGREEMENTS - 13.89%		Amount (000's)	Value(000	's)
3.29%, 11/15/2019(j)	593	582		Banks- 13.89%
Southcross Energy Partners LP, Term Loan B				Barclays Bank PLC Repurchase Agreement		$5,049	$5,050
5.25%, 07/29/2021(j)	291	234		(0.50)% dated 08/25/2016 (collateralized
		$816		by Angolan Government International
Retail - 0.12%				Bond; $5,156,319; 9.50%; dated
Harbor Freight Tools USA Inc, Term Loan				11/12/25	)(s)
4.00%, 08/16/2023(j),(n)	1,227	1,229		Barclays Bank PLC Repurchase Agreement on		14,280	14,281
4.00%, 08/16/2023(j)	280	281		securities sold short; (0.75)% dated
Leslie's Poolmart Inc, Term Loan				08/25/2016 (collateralized by Saudi
0.00%, 08/09/2023(j),(n)	1,500	1,509		Electricity Global Sukuk Co 2;
Talbots Inc/The, Term Loan B				$14,543,137; 3.47%; dated 04/08/23)(s)
5.50%, 03/13/2020(j)	287	280		Barclays Bank PLC Repurchase Agreement on		5,163	5,163
		$3,299		securities sold short; (0.80)% dated
Semiconductors - 0.01%				08/25/2016 (collateralized by Oman
Cavium Inc, Term Loan				Government International Bond;
3.75%, 08/10/2022(j)	175	175		$5,220,919; 4.75%; dated 06/15/26)(s)
				Barclays Bank PLC Repurchase Agreement on		5,655	5,709
Software - 0.11%				securities sold short; (1.60)% dated
Cengage Learning Inc, Term Loan B				01/20/2016 (collateralized by Rio Tinto
5.25%, 06/07/2023(j)	1,500	1,497		Finance PLC; $6,789,968; 2.88%; dated
SolarWinds Holdings Inc, Term Loan B				12/11/24)(s)
5.50%, 02/03/2023(j)	1,500	1,505		Merrill Lynch Repurchase Agreement on		3,028	3,028
		$3,002		securities sold short; (0.22)% dated
Telecommunications - 0.23%				08/31/2016 maturing 09/01/2016
Global Tel*Link Corp, Term Loan				(collateralized by United States Treasury
0.00%, 05/23/2020(j),(n)	784	747		Note/Bond; $3,025,734; 1.50%; dated
Integra Telecom Holdings Inc, Term Loan B				08/15/26)
5.25%, 08/14/2020(j)	1,136	1,124		Merrill Lynch Repurchase Agreement on		94,705	94,704
Intelsat Jackson Holdings SA, Term Loan B2				securities sold short; 0.25% dated
3.75%, 06/30/2019(j)	4,656	4,416		08/31/2016 maturing 09/01/2016
		$6,287		(collateralized by United States Treasury
Transportation - 0.11%				Note/Bond; $94,664,613; 2.50%; dated
OSG Bulk Ships Inc, Term Loan B-EXIT				05/15/46)
5.25%, 07/22/2019(j)	178	176		Merrill Lynch Repurchase Agreement on		611	611
SIRVA Worldwide Inc, Term Loan				securities sold short; (0.25)% dated
0.00%, 03/22/2019(e),(j),(n)	2,000	1,967		08/22/2016 (collateralized by Colombia
YRC Worldwide Inc, Term Loan				Government International Bond; $608,434;
8.00%, 02/13/2019(j)	1,000	940		5.00%; dated 06/15/45)(s)
		$3,083		Merrill Lynch Repurchase Agreement on		47,720	47,709
TOTAL SENIOR FLOATING RATE INTERESTS		$73,832		securities sold short; 0.27% dated
				08/03/2016 maturing 09/30/2016
U.S. GOVERNMENT & GOVERNMENT				(collateralized by United States Treasury
	Principal			Note/Bond; $46,945,043; 4.50%; dated
AGENCY OBLIGATIONS - 10.82%	Amount (000's)	Value(000	's)	02/15/36)

Federal National Mortgage Association (FNMA) - 0.83%
3.00%, 09/01/2045(o)	$22,000	$22,828
				Merrill Lynch Repurchase Agreement on		10,366	10,366
				securities sold short; 0.28% dated
U.S. Treasury - 9.76%
0.75%, 04/30/2018(p)	1,000	999		08/31/2016 maturing 09/01/2016
0.75%, 08/15/2019(m)	10,590	10,542		(collateralized by United States Treasury
0.88%, 05/15/2019(m)	5,586	5,585		Note/Bond; $10,356,897; 5.38%; dated
1.13%, 06/30/2021(m)	2,580	2,572		02/15/31)
1.25%, 03/31/2021(m)	2,475	2,483		Merrill Lynch Repurchase Agreement on		16,729	16,729
1.38%, 04/30/2021(m)	3,895	3,929		securities sold short; 0.35% dated
1.38%, 05/31/2021(m)	4,762	4,805		08/31/2016 maturing 09/01/2016
1.63%, 02/15/2026(m)	5,379	5,401		(collateralized by United States Treasury
2.25%, 11/15/2025(m)	32,790	34,699		Note/Bond; $16,714,033; 0.75%; dated
2.25%, 08/15/2046(m)	28,123	28,232		07/15/19)
2.50%, 02/15/2046	500	528
3.38%, 05/15/2044	14,921	18,582
3.63%, 02/15/2044(m)	27,843	36,177

See accompanying notes.

Schedule of Investments Global Multi-Strategy Fund August 31, 2016

REPURCHASE AGREEMENTS	Maturity		REPURCHASE AGREEMENTS	Maturity
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)
Banks (continued)			Banks (continued)
Merrill Lynch Repurchase Agreement on	$1,222	$1,222	Merrill Lynch Repurchase Agreement; 0.54% $	3,540	$3,540
securities sold short; (0.40)% dated			dated 08/31/2016 maturing 09/01/2016
08/22/2016 (collateralized by South Africa			(collateralized by United States Treasury
Government International Bond;			Note/Bond; $3,540,329; 1.38%; dated
$1,176,051; 4.88%; dated 04/14/26)(s)			04/30/21)
Merrill Lynch Repurchase Agreement on	11,151	11,150	Merrill Lynch Repurchase Agreement on	44	44
securities sold short; 0.37% dated			securities sold short; (0.50)% dated
08/31/2016 maturing 09/01/2016			08/03/2016 (collateralized by Turkey
(collateralized by United States Treasury			Government International Bond; $43,495;
Note/Bond; $11,135,999; 6.25%; dated			7.38%; dated 02/05/25)(s)
05/15/30)			Merrill Lynch Repurchase Agreement on	1,211	1,211
Merrill Lynch Repurchase Agreement on	66,440	66,439	securities sold short; (0.50)% dated
securities sold short; 0.43% dated			08/09/2016 (collateralized by Turkey
08/31/2016 maturing 09/01/2016			Government International Bond;
(collateralized by United States Treasury			$1,229,936; 7.38%; dated 02/05/25)(s)
Note/Bond; $66,346,860; 1.63%; dated			Merrill Lynch Repurchase Agreement on	1,195	1,197
05/15/26)			securities sold short; (0.65)% dated
Merrill Lynch Repurchase Agreement; 0.45%	2,890	2,890	06/30/2016 (collateralized by Colombia
dated 08/31/2016 maturing 09/01/2016			Government International Bond;
(collateralized by United States Treasury			$1,213,120; 4.00%; dated 02/26/24)(s)
Note/Bond; $2,886,501; 1.13%; dated			Merrill Lynch Repurchase Agreement on	440	440
06/30/21)			securities sold short; (0.65)% dated
Merrill Lynch Repurchase Agreement on	61,011	61,010	08/03/2016 (collateralized by Colombia
securities sold short; 0.45% dated			Government International Bond; $440,177;
08/31/2016 maturing 09/30/2016			4.00%; dated 02/26/24)(s)
(collateralized by United States Treasury			Merrill Lynch Repurchase Agreement on	2,813	2,816
Note/Bond; $60,974,317; 3.13%; dated			securities sold short; (0.75)% dated
11/15/41)			07/18/2016 (collateralized by South Africa
Merrill Lynch Repurchase Agreement on	186	186	Government International Bond;
securities sold short; (0.45)% dated			$2,734,240; 4.88%; dated 04/14/26)(s)
08/08/2016 (collateralized by Turkey			Merrill Lynch Repurchase Agreement on	1,175	1,182
Government International Bond; $189,686;			securities sold short; (0.80)% dated
7.38%; dated 02/05/25)(s)			12/18/2015 (collateralized by Kazakhstan
Merrill Lynch Repurchase Agreement on	983	983	Government International Bond;
securities sold short; (0.45)% dated			$1,355,633; 5.13%; dated 07/21/25)(s)
08/12/2016 (collateralized by Turkey			Merrill Lynch Repurchase Agreement on	1,429	1,429
Government International Bond; $985,882;			securities sold short; (0.80)% dated
7.38%; dated 02/05/25)(s)			08/22/2016 (collateralized by Kazakhstan
Merrill Lynch Repurchase Agreement on	1,233	1,233	Government International Bond;
securities sold short; 0.46% dated			$1,429,063; 5.13%; dated 07/21/25)(s)
08/31/2016 maturing 09/01/2016					$382,601
(collateralized by United States Treasury			TOTAL REPURCHASE AGREEMENTS		$382,601
Note/Bond; $1,232,382; 0.88%; dated			TOTAL PURCHASED OPTIONS - 0.24%		$6,720
06/15/19)			TOTAL PURCHASED INTEREST RATE SWAPTIONS -
Merrill Lynch Repurchase Agreement on	668	668	0.01%		$202
securities sold short; 0.49% dated			Total Investments		$3,241,562
08/31/2016 maturing 09/01/2016			Other Assets and Liabilities - (17.70)%		$(487,534)
(collateralized by United States Treasury			TOTAL NET ASSETS - 100.00%		$2,754,028
Note/Bond; $667,780; 1.38%; dated
01/31/21)
Merrill Lynch Repurchase Agreement on	15,648	15,648	(a)	Security or a portion of the security was pledged as collateral for short
securities sold short; 0.49% dated			sales. At the end of the period, the value of these securities totaled
08/31/2016 maturing 09/01/2016			$104,928 or 3.81% of net assets.
(collateralized by United States Treasury			(b) Non-Income Producing Security
Note/Bond; $15,637,326; 3.00%; dated			(c)	Security exempt from registration under Rule 144A of the Securities Act of
11/15/45)			1933. These securities may be resold in transactions exempt from
Merrill Lynch Repurchase Agreement on	5,720	5,720	registration, normally to qualified institutional buyers. At the end of the
securities sold short; (0.49)% dated			period, the value of these securities totaled $245,710 or 8.92% of net
08/31/2016 maturing 09/01/2016			assets.
(collateralized by United States Treasury			(d)	Security or a portion of the security was pledged to cover margin
Note/Bond; $5,713,812; 1.13%; dated			requirements for options contracts. At the end of the period, the value of
07/31/21)			these securities totaled $10,219 or 0.37% of net assets.
Merrill Lynch Repurchase Agreement on	152	152	(e)	Security is Illiquid. At the end of the period, the value of these securities
securities sold short; (0.50)% dated			totaled $51,690 or 1.88% of net assets.
04/29/2016 (collateralized by Colombia			(f)	Fair value of these investments is determined in good faith by the Manager
Government International Bond; $157,958;			under procedures established and periodically reviewed by the Board of
4.00%; dated 02/26/24)(s)
			Directors. At the end of the period, the fair value of these securities totaled
Merrill Lynch Repurchase Agreement on	91	91	$23,430 or 0.85% of net assets.
securities sold short; (0.50)% dated			(g)	Restricted Security. Please see Restricted Security Sub-Schedule for more
04/29/2016 (collateralized by Colombia			information.
Government International Bond; $94,775;			(h)	Security or a portion of the security was pledged to cover margin
4.00%; dated 02/26/24)(s)
			requirements for swap and/or swaption contracts. At the end of the period,
			the value of these securities totaled $25,654 or 0.93% of net assets.

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

(i)	Perpetual security. Perpetual securities pay an indefinite stream of interest, but they may be called by the issuer at an earlier date.
(j)	Variable Rate. Rate shown is in effect at August 31, 2016.
(k)	Security is an Interest Only Strip.
(l)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(m)	Security or portion of the security was pledged as collateral for reverse repurchase agreements. At the end of the period, the value of these securities totaled $252,265 or 9.16% of net assets.
(n)	This Senior Floating Rate Note will settle after August 31, 2016, at which time the interest rate will be determined.
(o)	Security was purchased in a "to-be-announced" ("TBA") transaction. See Notes to Financial Statements for additional information.
(p)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $750 or 0.03% of net assets.
(q)	Rate shown is the discount rate of the original purchase.
(r)	Security is a Principal Only Strip.
(s)	Although the maturity date of the repurchase agreement is open-ended through the maturity date of the collateral, the Fund has a right to terminate the repurchase agreement and demand repayment from the counterparty at any time with two days' notice or less. During periods of high demand for the collateral security, the fund may also pay the counterparty a fee.

Portfolio Summary (unaudited)
Sector	Percent
Financial	23.86%
Investment Companies	21.67%
Government	20.11%
Consumer, Non-cyclical	11.89%
Consumer, Cyclical	6.33%
Industrial	6.32%
Communications	6.29%
Technology	6.02%
Energy	4.55%
Mortgage Securities	3.74%
Basic Materials	2.86%
Asset Backed Securities	2.06%
Utilities	1.35%
Diversified	0.40%
Purchased Options	0.24%
Purchased Interest Rate Swaptions	0.01%
Investments Sold Short	(26.17)%
Other Assets and Liabilities	8.47%
TOTAL NET ASSETS	100.00%

Restricted Securities

Security Name	Trade Date	Cost	Value	Percent of Net Assets
Airbnb, Inc	06/24/2015	$157	$177	0.01%
Birst Inc	03/03/2015	123	115	0.00%
Cloudera Inc	02/05/2014	55	64	0.00%
DraftKings Inc	12/04/2014	52	56	0.00%
DraftKings Inc Term Notes	12/22/2015	27	27	0.00%
Dropbox Inc	01/28/2014	51	34	0.00%
Forescout Tech Inc	11/24/2015	109	112	0.00%
Forward Venture Services LLC	11/20/2014	170	239	0.01%
General Assembly Space, Inc	07/31/2015	107	107	0.00%
Jand Inc	04/23/2015	19	19	0.00%
Jand Inc	04/23/2015	43	41	0.00%
Klarna Holding AB	08/07/2015	89	91	0.00%
Lithium Technologies Inc	04/16/2015	290	325	0.01%
Marklogic Corp	04/27/2015	172	155	0.01%
Nutanix Inc	08/25/2014	48	45	0.00%
Pinterest Inc	03/16/2015	627	570	0.02%
Redfin Corp	12/15/2014	97	110	0.00%
Trade Desk Preferred	02/09/2016	89	116	0.00%
Uber Technologies Inc	06/05/2014	236	741	0.03%
Veracode Inc	08/26/2014	112	149	0.01%
WeWork Cos Inc	12/08/2014	16	49	0.00%
WeWork Cos Inc Series D-1	12/08/2014	81	244	0.01%
WeWork Cos Inc Series D-2	12/08/2014	64	192	0.01%
Zuora Inc	01/15/2015	156	181	0.01%

Amounts in thousands
See accompanying notes.	156

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

Credit Default Swaps

Buy Protection
		Implied
		Credit Spread	(Pay)/				Upfront	Unrealized
		as of August	Receive	Expiration	Notional		Premiums	Appreciation/		Fair Value
Counterparty (Issuer)	Reference Entity	31, 2016 (a)	Fixed Rate	Date	Amount		Paid/(Received)	(Depreciation)		Asset	Liability
Barclays Bank PLC	AngloGold Ashanti	3.44%	(1.00)%	09/21/2020		$10,000	$962	$(76)		$886	$—
	Holdings PLC
Barclays Bank PLC	Deutsche Bank AG	2.15%	(1.00)%	06/20/2021	EUR	200	9	3		12	—
Barclays Bank PLC	Deutsche Bank AG	2.15%	(1.00)%	06/20/2021		175	9	1		10	—
Barclays Bank PLC	Emirate of Dubai	1.63%	(5.00)%	06/20/2021		$10,000	(1,119)	(422)		—	(1,541)
	Government
	International Bonds
Barclays Bank PLC	ITRAXX.ASIA	N/A	(1.00)%	06/20/2021		1,110	21	(15)		6	—
Barclays Bank PLC	Mexico Government	1.38%	(1.00)%	06/20/2021		15,000	431	(168)		263	—
	International Bond
Citigroup Inc	Colombia	1.71%	(1.00)%	06/20/2021		20,000	637	7		644	—
	Government
	International Bond
Citigroup Inc	Russian Agricultural	2.48%	(1.00)%	03/20/2019		5,000	196	(14)		182	—
	Bank OJSC Via
	RSHB Capital SA
Credit Suisse	Deutsche Bank AG	2.15%	(1.00)%	06/20/2021	EUR	375	15	7		22	—
Deutsche Bank AG	China Government	0.99%	(1.00)%	06/20/2021		$1,200	6	(6)		—	—
	International Bond
Deutsche Bank AG	Indonesia	1.44%	(1.00)%	06/20/2021		25,000	459	46		505	—
	Government
	International Bond
HSBC Securities Inc	Russian Foreign	2.18%	(1.00)%	06/20/2021		10,000	494	37		531	—
	Bond - Eurobond
Morgan Stanley & Co	ITRAXX.ASIA	N/A	(1.00)%	06/20/2021		2,260	43	(33)		10	—
Total							$2,163	$(633)		$3,071	$ (1,541)

Sell Protection
		Implied
		Credit Spread	(Pay)/				Upfront	Unrealized
		as of August	Receive	Expiration	Notional		Premiums	Appreciation/		Fair Value (c)
Counterparty (Issuer)	Reference Entity	31, 2016 (a)	Fixed Rate	Date	Amount (b)		Paid/(Received)	(Depreciation)		Asset	Liability
Barclays Bank PLC	Deutsche Bank AG	4.17%	1.00%	06/20/2021	EUR	200	$(27)	$(4)	$	— $	(31)
Barclays Bank PLC	Deutsche Bank AG	4.17%	1.00%	06/20/2021		175	(26)	(1)		—	(27)
Citigroup Inc	Argentine Republic	3.81%	5.00%	06/20/2021		$10,000	504	12		516	—
	Government
	International Bond
Credit Suisse	China Government	0.99%	1.00%	06/20/2021		12,500	(4)	8		4	—
	International Bond
Credit Suisse	Deutsche Bank AG	4.17%	1.00%	06/20/2021	EUR	375	(49)	(9)		—	(58)
Credit Suisse	ITRAXX.ASIA	N/A	1.00%	06/20/2021		$12,500	(67)	(3)		—	(70)
HSBC Securities Inc	Croatia Government	2.04%	1.00%	12/20/2020		10,000	(718)	292		—	(426)
	International Bond
HSBC Securities Inc	Croatia Government	1.95%	1.00%	09/20/2020		10,000	(619)	251		—	(368)
	International Bond
Total							$(1,006)	$546		$520	$(980)

Amounts in thousands
Exchange Cleared Credit Default Swaps

Buy Protection
		Implied
		Credit Spread	(Pay)/				Upfront	Unrealized
		as of August	Receive	Expiration	Notional		Premiums	Appreciation/
	Reference Entity	31, 2016 (a)	Fixed Rate	Date	Amount		Paid/(Received)	(Depreciation)		Fair Value
	CDX.NA.HY.26	N/A	(5.00)%	06/20/2021		$7,400	$(206)	$(122)			$(328)
	CDX.NA.HY.26	N/A	(5.00)%	06/20/2021		2,550	(116)	5			(111)
Total							$(322)	$(117)			$(439)

Sell Protection
		Implied
		Credit Spread	(Pay)/				Upfront	Unrealized
		as of August	Receive	Expiration	Notional		Premiums	Appreciation/
	Reference Entity	31, 2016 (a)	Fixed Rate	Date	Amount (b)		Paid/(Received)	(Depreciation)		Fair Value (c)
	CDX.HY.26	N/A	5.00%	06/20/2021		$75	$3	$—			$3
Total							$3	$—			$3

Amounts in thousands
See accompanying notes.	157

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

Exchange Cleared Credit Default Swaps (continued)

(a) Implied credit spreads, represented in absolute terms, used in determining the market value of credit default swap agreements on corporate issues or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(b) The maximum potential payment amount that the seller of credit protection could be required to make if a credit event occurs as defined under the terms of that particular swap agreement is $55,075 and 750 EUR .

(c) The market price and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit default swap as of the period end. Increasing market values, in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Foreign Currency Contracts

						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Accept		In Exchange For	Fair Value	Asset	Liability
Bank of America NA	09/21/2016	GBP	483,000	$642	$635	$1	$(8)
Bank of America NA	09/23/2016	AUD	114,411,000	86,008	85,927	303	(384)
Bank of America NA	09/23/2016	CAD	115,704,000	89,916	88,249	12	(1,679)
Bank of America NA	09/23/2016	CHF	48,414,000	50,128	49,302	4	(830)
Bank of America NA	09/23/2016	EUR	131,994,000	148,659	147,356	93	(1,396)
Bank of America NA	09/23/2016	GBP	50,371,000	70,349	66,172	52	(4,229)
Bank of America NA	09/23/2016	JPY	10,644,628,000	101,992	102,995	1,708	(705)
Bank of America NA	09/23/2016	MXN	93,103,000	4,976	4,942	14	(48)
Bank of America NA	09/23/2016	NZD	39,465,000	28,053	28,604	556	(5)
Bank of New York Mellon	09/01/2016	CHF	152,300	155	155	—	—
Bank of New York Mellon	09/02/2016	CHF	161,000	164	164	—	—
Bank of New York Mellon	09/09/2016	EUR	14,735,481	16,671	16,441	5	(235)
Bank of New York Mellon	09/09/2016	GBP	959,090	1,252	1,260	8	—
Bank of New York Mellon	09/21/2016	EUR	475,000	531	530	—	(1)
Bank of New York Mellon	09/21/2016	GBP	665,000	881	874	—	(7)
Bank of New York Mellon	10/03/2016	EUR	2,002,595	2,156	2,237	81	—
Bank of New York Mellon	10/12/2016	ZAR	10,784,620	769	728	—	(41)
Bank of New York Mellon	12/05/2016	EUR	9,269,700	10,474	10,381	8	(101)
Bank of New York Mellon	09/01/2016	AUD	9,350	7	7	—	—
Barclays Bank PLC	09/01/2016	ZAR	15,561,799	1,093	1,058	—	(35)
Barclays Bank PLC	09/02/2016	CAD	4,587,522	3,553	3,499	—	(54)
Barclays Bank PLC	09/02/2016	EUR	5,738,250	6,458	6,401	—	(57)
Barclays Bank PLC	09/02/2016	GBP	2,186,000	2,872	2,870	3	(5)
Barclays Bank PLC	09/02/2016	JPY	640,234,800	6,261	6,188	—	(73)
Barclays Bank PLC	09/02/2016	MXN	69,862,944	3,775	3,715	—	(60)
Barclays Bank PLC	09/02/2016	NOK	10,134,314	1,232	1,216	—	(16)
Barclays Bank PLC	09/02/2016	SEK	20,749,632	2,468	2,424	—	(44)
Barclays Bank PLC	09/02/2016	ZAR	8,548,556	580	581	1	—
Barclays Bank PLC	09/12/2016	CNY	2,995,650	450	448	—	(2)
Barclays Bank PLC	09/14/2016	CNY	64,036,243	9,681	9,581	1	(101)
Barclays Bank PLC	09/14/2016	MXN	12,344,144	664	656	—	(8)
Barclays Bank PLC	09/16/2016	BRL	2,197,074	657	678	21	—
Barclays Bank PLC	09/16/2016	TRY	655,796	219	221	2	—
Barclays Bank PLC	09/19/2016	MXN	51,425,625	2,782	2,731	—	(51)
Barclays Bank PLC	09/23/2016	CAD	1,108,073	857	845	—	(12)
Barclays Bank PLC	09/26/2016	JPY	755,312,346	7,325	7,310	—	(15)
Barclays Bank PLC	09/26/2016	MXN	21,334,662	1,148	1,132	—	(16)
Barclays Bank PLC	09/26/2016	NZD	5,947,000	4,332	4,310	—	(22)
Barclays Bank PLC	09/26/2016	SEK	24,568,506	2,917	2,874	—	(43)
Barclays Bank PLC	09/30/2016	CNY	6,025,140	900	900	—	—
Barclays Bank PLC	09/30/2016	ZAR	3,025,619	218	205	—	(13)
Barclays Bank PLC	10/03/2016	ZAR	8,104,095	547	548	1	—
Barclays Bank PLC	10/11/2016	MXN	45,591,566	2,461	2,416	1	(46)
Barclays Bank PLC	10/11/2016	TRY	2,326,725	762	780	18	—
Barclays Bank PLC	10/11/2016	ZAR	5,237,294	383	354	—	(29)
Barclays Bank PLC	10/12/2016	CNY	7,005,915	1,050	1,046	—	(4)
Barclays Bank PLC	10/12/2016	HUF	149,515,500	526	539	13	—
Barclays Bank PLC	10/12/2016	MXN	17,795,657	950	943	1	(8)
Barclays Bank PLC	10/12/2016	PLN	2,282,936	570	584	14	—
Barclays Bank PLC	10/12/2016	ZAR	6,217,260	420	420	—	—
Barclays Bank PLC	11/07/2016	ZAR	5,240,398	383	352	—	(31)
Barclays Bank PLC	11/30/2016	CNY	9,167,652	1,365	1,365	—	—

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

Foreign Currency Contracts (continued)

						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Accept		In Exchange For	Fair Value	Asset	Liability
Barclays Bank PLC	01/04/2017	CNY	14,771,188	$2,188	$2,194	$6	$—
Barclays Bank PLC	02/16/2017	CNY	63,265,739	9,434	9,371	3	(66)
Barclays Bank PLC	09/25/2017	EUR	952,625	1,085	1,082	—	(3)
Barclays Bank PLC	09/25/2017	GBP	775,615	1,022	1,027	5	—
Barclays Bank PLC	11/03/2017	EUR	1,454,910	1,653	1,656	3	—
Citigroup Inc	09/21/2016	AUD	25,044,000	18,620	18,810	288	(98)
Citigroup Inc	09/21/2016	BRL	12,848,001	3,717	3,957	240	—
Citigroup Inc	09/21/2016	CAD	20,359,691	15,719	15,528	1	(192)
Citigroup Inc	09/21/2016	CHF	7,532,353	7,722	7,670	17	(69)
Citigroup Inc	09/21/2016	CLP	3,737,409,000	5,591	5,485	6	(112)
Citigroup Inc	09/21/2016	COP	1,291,914,000	438	433	1	(6)
Citigroup Inc	09/21/2016	CZK	46,100,000	1,913	1,905	—	(8)
Citigroup Inc	09/21/2016	DKK	1,510,000	228	226	—	(2)
Citigroup Inc	09/21/2016	EUR	11,735,075	13,182	13,100	22	(104)
Citigroup Inc	09/21/2016	GBP	14,222,998	19,442	18,684	51	(809)
Citigroup Inc	09/21/2016	HUF	685,333,307	2,468	2,470	14	(12)
Citigroup Inc	09/21/2016	IDR	12,952,663,000	947	973	26	—
Citigroup Inc	09/21/2016	ILS	1,860,000	490	493	3	—
Citigroup Inc	09/21/2016	INR	118,227,000	1,732	1,761	29	—
Citigroup Inc	09/21/2016	JPY	8,014,362,003	75,682	77,537	1,981	(126)
Citigroup Inc	09/21/2016	KRW	16,511,405,000	14,502	14,811	361	(52)
Citigroup Inc	09/21/2016	MXN	175,192,262	9,428	9,300	23	(151)
Citigroup Inc	09/21/2016	MYR	9,742,000	2,378	2,388	19	(9)
Citigroup Inc	09/21/2016	NOK	36,328,000	4,412	4,361	6	(57)
Citigroup Inc	09/21/2016	NZD	25,721,997	17,639	18,645	1,012	(6)
Citigroup Inc	09/21/2016	PHP	45,995,000	980	986	7	(1)
Citigroup Inc	09/21/2016	PLN	27,972,000	7,236	7,158	23	(101)
Citigroup Inc	09/21/2016	SEK	23,804,832	2,860	2,784	—	(76)
Citigroup Inc	09/21/2016	SGD	7,901,251	5,796	5,800	25	(21)
Citigroup Inc	09/21/2016	TRY	39,317,000	13,055	13,238	194	(11)
Citigroup Inc	09/21/2016	TWD	69,712,000	2,206	2,200	8	(14)
Citigroup Inc	09/21/2016	ZAR	54,880,998	3,592	3,720	139	(11)
Citigroup Inc	12/21/2016	AUD	6,021,602	4,540	4,513	—	(27)
Citigroup Inc	12/21/2016	BRL	11,065,844	3,300	3,317	19	(2)
Citigroup Inc	12/21/2016	CAD	1,445,187	1,109	1,103	—	(6)
Citigroup Inc	12/21/2016	COP	312,368,006	104	103	—	(1)
Citigroup Inc	12/21/2016	GBP	44,000	58	58	—	—
Citigroup Inc	12/21/2016	IDR	7,466,923,622	554	554	—	—
Citigroup Inc	12/21/2016	ILS	266,000	70	70	—	—
Citigroup Inc	12/21/2016	INR	42,462,614	622	624	2	—
Citigroup Inc	12/21/2016	JPY	641,801,133	6,344	6,235	—	(109)
Citigroup Inc	12/21/2016	KRW	75,419,439	68	68	—	—
Citigroup Inc	12/21/2016	MXN	15,571,000	830	820	—	(10)
Citigroup Inc	12/21/2016	MYR	1,039,000	256	253	—	(3)
Citigroup Inc	12/21/2016	NOK	6,669,000	803	801	1	(3)
Citigroup Inc	12/21/2016	NZD	5,338,701	3,854	3,856	5	(3)
Citigroup Inc	12/21/2016	PHP	11,845,441	254	253	—	(1)
Citigroup Inc	12/21/2016	PLN	2,905,055	746	742	—	(4)
Citigroup Inc	12/21/2016	SEK	852,000	102	100	—	(2)
Citigroup Inc	12/21/2016	TRY	3,971,084	1,316	1,312	—	(4)
Citigroup Inc	12/21/2016	TWD	42,700,997	1,356	1,353	—	(3)
Citigroup Inc	12/21/2016	ZAR	8,535,464	578	569	—	(9)
Citigroup Inc	04/05/2017	EUR	1,500	2	2	—	—
Deutsche Bank AG	09/30/2016	EUR	555,000	619	620	1	—
HSBC Securities Inc	09/21/2016	JPY	788,224,000	7,556	7,626	70	—
Merrill Lynch	09/06/2016	EUR	1,300,000	1,454	1,450	—	(4)
Merrill Lynch	09/06/2016	HUF	1,449,000,000	5,203	5,220	17	—
Merrill Lynch	09/13/2016	KRW	1,475,000,000	1,261	1,323	62	—
Merrill Lynch	09/19/2016	CNY	19,200,000	2,867	2,872	5	—
Morgan Stanley & Co	09/12/2016	SEK	30,900,000	3,656	3,612	—	(44)
Morgan Stanley & Co	09/13/2016	CLP	3,400,000,000	5,009	4,992	—	(17)
Morgan Stanley & Co	09/22/2016	MXN	95,600,000	5,273	5,074	—	(199)
Morgan Stanley & Co	09/30/2016	NOK	53,500,000	6,272	6,424	152	—
Standard Chartered Bank, Hong Kong	09/21/2016	JPY	1,108,129,000	10,821	10,721	—	(100)
Stifel, Nicolaus & Company	09/09/2016	RUB	500,000,000	7,544	7,634	90	—
Total						$7,858	$(13,082)
						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Deliver		In Exchange For	Fair Value	Asset	Liability
Bank of America NA	09/21/2016	CHF	47,000	$49	$48	$1	$—
Bank of America NA	09/21/2016	GBP	2,111,000	2,967	2,773	194	—
Bank of America NA	09/23/2016	AUD	79,449,000	59,406	59,669	205	(468)

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

Foreign Currency Contracts (continued)

						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Deliver		In Exchange For	Fair Value	Asset	Liability
Bank of America NA	09/23/2016	CAD	92,706,000	$71,090	$70,709	$449	$(68)
Bank of America NA	09/23/2016	CHF	77,206,000	79,605	78,622	997	(14)
Bank of America NA	09/23/2016	EUR	144,288,000	161,098	161,082	743	(727)
Bank of America NA	09/23/2016	GBP	78,885,000	109,193	103,629	5,732	(168)
Bank of America NA	09/23/2016	JPY	7,069,763,000	68,479	68,406	554	(481)
Bank of America NA	09/23/2016	MXN	343,940,000	18,640	18,254	391	(5)
Bank of America NA	09/23/2016	NZD	11,126,000	7,959	8,064	14	(119)
Bank of New York Mellon	09/09/2016	EUR	33,127,872	36,619	36,963	3	(347)
Bank of New York Mellon	09/09/2016	GBP	6,488,858	8,517	8,522	10	(15)
Bank of New York Mellon	09/21/2016	CHF	3,900,000	4,073	3,971	102	—
Bank of New York Mellon	09/21/2016	EUR	13,000,000	14,876	14,512	364	—
Bank of New York Mellon	09/21/2016	GBP	3,220,000	4,514	4,230	284	—
Bank of New York Mellon	09/23/2016	EUR	5,259,750	6,026	5,872	154	—
Bank of New York Mellon	10/03/2016	EUR	5,000,005	5,693	5,584	109	—
Bank of New York Mellon	10/12/2016	ZAR	10,784,620	770	728	42	—
Bank of New York Mellon	10/14/2016	EUR	15,440,680	17,592	17,253	339	—
Bank of New York Mellon	11/18/2016	EUR	12,801,088	14,441	14,324	117	—
Bank of New York Mellon	12/05/2016	EUR	19,654,225	21,846	22,010	122	(286)
Bank of New York Mellon	09/25/2017	GBP	930,815	1,225	1,232	—	(7)
Barclays Bank PLC	09/01/2016	ZAR	15,561,799	1,112	1,059	53	—
Barclays Bank PLC	09/02/2016	AUD	4,645,250	3,515	3,492	23	—
Barclays Bank PLC	09/02/2016	CAD	5,303,517	4,099	4,044	55	—
Barclays Bank PLC	09/02/2016	EUR	7,924,250	8,901	8,839	66	(4)
Barclays Bank PLC	09/02/2016	GBP	3,008,250	3,961	3,950	11	—
Barclays Bank PLC	09/02/2016	JPY	636,063,683	6,277	6,147	130	—
Barclays Bank PLC	09/02/2016	MXN	35,400,701	1,912	1,882	30	—
Barclays Bank PLC	09/02/2016	NOK	10,132,705	1,233	1,216	17	—
Barclays Bank PLC	09/02/2016	ZAR	8,538,920	581	581	—	—
Barclays Bank PLC	09/12/2016	CNY	3,085,200	450	462	—	(12)
Barclays Bank PLC	09/14/2016	AUD	877,500	664	659	5	—
Barclays Bank PLC	09/14/2016	CNY	64,960,520	9,680	9,719	63	(102)
Barclays Bank PLC	09/16/2016	TRY	655,275	219	221	—	(2)
Barclays Bank PLC	09/19/2016	CAD	976,000	756	744	12	—
Barclays Bank PLC	09/19/2016	MXN	37,378,395	2,026	1,985	41	—
Barclays Bank PLC	09/23/2016	CAD	9,139,369	6,963	6,971	1	(9)
Barclays Bank PLC	09/26/2016	AUD	2,339,000	1,760	1,756	4	—
Barclays Bank PLC	09/26/2016	JPY	451,834,096	4,498	4,373	125	—
Barclays Bank PLC	09/26/2016	NOK	15,155,407	1,830	1,820	11	(1)
Barclays Bank PLC	09/26/2016	NZD	2,019,000	1,471	1,464	7	—
Barclays Bank PLC	09/26/2016	TRY	3,412,277	1,148	1,148	—	—
Barclays Bank PLC	09/30/2016	CNY	6,028,245	900	901	—	(1)
Barclays Bank PLC	09/30/2016	ZAR	3,098,863	218	210	8	—
Barclays Bank PLC	10/03/2016	ZAR	7,945,895	548	538	10	—
Barclays Bank PLC	10/11/2016	MXN	50,436,763	2,734	2,672	62	—
Barclays Bank PLC	10/11/2016	TRY	6,455,477	2,186	2,164	22	—
Barclays Bank PLC	10/11/2016	ZAR	5,213,013	383	352	31	—
Barclays Bank PLC	10/12/2016	CNY	7,005,915	1,050	1,046	4	—
Barclays Bank PLC	10/12/2016	HUF	41,360,525	145	149	—	(4)
Barclays Bank PLC	10/12/2016	MXN	4,467,874	240	237	3	—
Barclays Bank PLC	10/12/2016	PLN	951,378	237	243	—	(6)
Barclays Bank PLC	10/12/2016	ZAR	5,995,542	420	405	15	—
Barclays Bank PLC	11/07/2016	ZAR	5,251,734	383	353	30	—
Barclays Bank PLC	01/04/2017	CNY	7,290,963	1,094	1,083	11	—
Barclays Bank PLC	02/16/2017	CNY	50,529,214	7,549	7,483	67	(1)
Barclays Bank PLC	09/25/2017	EUR	952,625	1,091	1,083	8	—
Barclays Bank PLC	09/25/2017	GBP	775,615	1,201	1,027	174	—
Barclays Bank PLC	11/03/2017	EUR	1,454,910	1,654	1,657	—	(3)
Citigroup Inc	09/21/2016	AUD	17,369,602	12,835	13,047	57	(269)
Citigroup Inc	09/21/2016	BRL	5,717,844	1,695	1,761	—	(66)
Citigroup Inc	09/21/2016	CAD	15,640,292	11,981	11,929	77	(25)
Citigroup Inc	09/21/2016	CHF	21,968,000	22,345	22,368	29	(52)
Citigroup Inc	09/21/2016	CLP	3,737,409,000	5,441	5,485	51	(95)
Citigroup Inc	09/21/2016	COP	764,300,006	250	256	1	(7)
Citigroup Inc	09/21/2016	CZK	38,000,000	1,573	1,570	5	(2)
Citigroup Inc	09/21/2016	DKK	1,549,000	232	232	1	(1)
Citigroup Inc	09/21/2016	EUR	25,665,799	28,796	28,651	192	(47)
Citigroup Inc	09/21/2016	GBP	14,222,998	20,384	18,684	1,713	(13)
Citigroup Inc	09/21/2016	HKD	1,483,000	192	192	—	—
Citigroup Inc	09/21/2016	HUF	1,050,900,002	3,741	3,788	—	(47)
Citigroup Inc	09/21/2016	IDR	11,243,270,622	826	845	—	(19)
Citigroup Inc	09/21/2016	ILS	15,508,000	4,047	4,108	—	(61)
Citigroup Inc	09/21/2016	INR	68,990,614	1,017	1,028	—	(11)
Citigroup Inc	09/21/2016	JPY	2,140,005,133	20,810	20,704	214	(108)

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

Foreign Currency Contracts (continued)

					Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Deliver		In Exchange For	Fair Value	Asset	Liability
Citigroup Inc	09/21/2016	MYR	9,742,000	$2,399	$2,388	$18	$(7)
Citigroup Inc	09/21/2016	KRW	16,413,610,438	14,034	14,723	7	(696)
Citigroup Inc	09/21/2016	MXN	185,198,002	9,863	9,831	46	(14)
Citigroup Inc	09/21/2016	NOK	41,825,998	4,989	5,022	7	(40)
Citigroup Inc	09/21/2016	NZD	13,357,701	9,599	9,683	1	(85)
Citigroup Inc	09/21/2016	PHP	35,225,441	750	755	1	(6)
Citigroup Inc	09/21/2016	PLN	15,670,054	3,967	4,010	6	(49)
Citigroup Inc	09/21/2016	SEK	127,576,835	15,297	14,920	390	(13)
Citigroup Inc	09/21/2016	SGD	11,076,000	8,220	8,131	91	(2)
Citigroup Inc	09/21/2016	TRY	18,328,084	6,125	6,171	25	(71)
Citigroup Inc	09/21/2016	TWD	69,712,000	2,183	2,200	3	(20)
Citigroup Inc	09/21/2016	ZAR	30,313,464	1,997	2,055	25	(83)
Citigroup Inc	12/21/2016	AUD	1,090,000	818	817	1	—
Citigroup Inc	12/21/2016	CAD	467,000	356	356	—	—
Citigroup Inc	12/21/2016	CHF	583,353	600	598	2	—
Citigroup Inc	12/21/2016	CLP	1,894,227,000	2,789	2,759	30	—
Citigroup Inc	12/21/2016	CZK	7,000,000	290	291	—	(1)
Citigroup Inc	12/21/2016	DKK	917,000	138	138	—	—
Citigroup Inc	12/21/2016	EUR	4,243,728	4,765	4,756	9	—
Citigroup Inc	12/21/2016	GBP	5,634,998	7,402	7,415	—	(13)
Citigroup Inc	12/21/2016	HKD	8,000	1	1	—	—
Citigroup Inc	12/21/2016	HUF	177,865,307	643	642	1	—
Citigroup Inc	12/21/2016	ILS	77,000	20	20	—	—
Citigroup Inc	12/21/2016	INR	819,000	12	12	—	—
Citigroup Inc	12/21/2016	JPY	205,958,000	2,010	2,001	9	—
Citigroup Inc	12/21/2016	KRW	575,277,000	513	516	—	(3)
Citigroup Inc	12/21/2016	MXN	11,882,262	626	625	1	—
Citigroup Inc	12/21/2016	NZD	1,358,000	976	981	—	(5)
Citigroup Inc	12/21/2016	PLN	1,871,000	477	478	—	(1)
Citigroup Inc	12/21/2016	SEK	14,110,000	1,659	1,658	1	—
Citigroup Inc	12/21/2016	SGD	3,078,251	2,264	2,260	4	—
Citigroup Inc	12/21/2016	ZAR	4,615,000	316	307	9	—
Citigroup Inc	04/05/2017	EUR	1,500	2	2	—	—
Commonwealth Bank of Australia	09/09/2016	NZD	5,500,000	3,929	3,989	—	(60)
Commonwealth Bank of Australia	09/21/2016	EUR	25,850,000	29,352	28,856	496	—
Credit Suisse	09/26/2016	COP	3,330,000,000	1,146	1,115	31	—
Credit Suisse	09/26/2016	IDR	33,300,000,000	2,517	2,498	19	—
Deutsche Bank AG	09/30/2016	EUR	1,690,000	1,910	1,887	23	—
Deutsche Bank AG	11/16/2016	EUR	412,000	464	461	3	—
Deutsche Bank AG	04/28/2017	PLN	9,350,000	2,427	2,388	39	—
JPMorgan Chase	09/21/2016	GBP	793,000	1,149	1,042	107	—
JPMorgan Chase	09/21/2016	JPY	10,599,029,000	99,892	102,543	—	(2,651)
Merrill Lynch	09/06/2016	EUR	4,570,000	5,111	5,098	13	—
Merrill Lynch	09/06/2016	HUF	425,000,000	1,530	1,531	—	(1)
Merrill Lynch	09/12/2016	BRL	3,500,000	1,097	1,081	16	—
Merrill Lynch	09/12/2016	MXN	10,000,000	546	531	15	—
Merrill Lynch	09/13/2016	KRW	6,000,000,000	5,189	5,382	—	(193)
Merrill Lynch	09/19/2016	CNY	61,300,000	9,293	9,168	125	—
Morgan Stanley & Co	09/13/2016	CLP	3,400,000,000	5,013	4,992	21	—
Morgan Stanley & Co	09/21/2016	JPY	1,812,444,000	17,097	17,535	—	(438)
Morgan Stanley & Co	09/22/2016	CAD	6,600,000	5,164	5,034	130	—
Morgan Stanley & Co	09/30/2016	CAD	8,235,000	6,298	6,281	17	—
Morgan Stanley & Co	09/30/2016	MXN	3,597,635	196	191	5	—
Morgan Stanley & Co	01/05/2017	BRL	7,900,000	2,348	2,358	—	(10)
Stifel, Nicolaus & Company	09/09/2016	MYR	25,000,000	6,260	6,151	109	—
Stifel, Nicolaus & Company	09/09/2016	RUB	500,000,000	7,641	7,634	7	—
Total						$16,228	$(8,135)

Amounts in thousands except contracts

Futures Contracts

							Unrealized
Type	Long/Short		Contracts	Notional Value		Fair Value	Appreciation/(Depreciation)
3 Month Euro Swiss; December 2016		Short	3	$769		$769	$—
3 Month Euro Swiss; June 2017		Short	1	256		256	—
3 Month Euro Swiss; March 2017		Short	1	256		256	—
90 Day Eurodollar; December 2016		Short	141	34,944		34,915	29
90 Day Eurodollar; December 2017		Long	872	215,705		215,558	(147)
90 Day Eurodollar; December 2017		Long	14	3,465		3,461	(4)
90 Day Eurodollar; December 2018		Short	484	119,664		119,494	170

See accompanying notes.

		Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

Futures Contracts (continued)

					Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
90 Day Eurodollar; June 2017	Long	484	$119,882	$119,748	$(134)
90 Day Eurodollar; June 2017	Short	121	29,966	29,937	29
90 Day Eurodollar; June 2018	Long	16	3,957	3,953	(4)
90 Day Eurodollar; March 2017	Short	131	32,452	32,426	26
90 Day Eurodollar; March 2017	Short	77	19,065	19,059	6
90 Day Eurodollar; March 2018	Long	15	3,711	3,707	(4)
90 Day Eurodollar; September 2016	Short	323	80,151	80,035	116
90 Day Eurodollar; September 2017	Long	12	2,970	2,968	(2)
90 Day Eurodollar; September 2017	Long	78	19,318	19,290	(28)
90 Day Short Sterling; December 2016	Long	137	22,420	22,420	—
90 Day Short Sterling; December 2017	Long	32	5,227	5,239	12
90 Day Short Sterling; December 2017	Long	1,297	212,190	212,340	150
90 Day Short Sterling; June 2017	Long	129	21,105	21,117	12
90 Day Short Sterling; June 2018	Long	28	4,574	4,584	10
90 Day Short Sterling; March 2017	Long	135	22,089	22,097	8
90 Day Short Sterling; March 2018	Long	30	4,898	4,911	13
90 Day Short Sterling; September 2017	Long	35	5,719	5,730	11
90 Day Short Sterling; September 2017	Short	156	25,536	25,540	(4)
AEX Index; September 2016	Short	2	202	203	(1)
ASX 90 Day Bank Bill; September 2017	Short	114	85,324	85,351	(27)
Australia 10 Year Bond; September 2016	Short	35	3,551	3,627	(76)
Australia 10 Year Bond; September 2016	Long	37	3,834	3,834	—
Australia 10 Year Bond; September 2016	Long	355	35,994	36,790	796
Australia 3 Year Bond; September 2016	Long	68	5,781	5,802	21
BIST 30 Index; October 2016	Long	27	87	86	(1)
CAC40 Index; September 2016	Long	162	7,993	8,020	27
CAC40 Index; September 2016	Long	3	149	148	(1)
Canada 10 Year Bond; December 2016	Short	19	2,126	2,126	—
Canada 10 Year Bond; December 2016	Long	311	34,782	34,807	25
Canadian Bank Acceptance; December 2016	Short	18	3,400	3,400	—
Canadian Bank Acceptance; June 2017	Short	4	756	756	—
Canadian Bank Acceptance; March 2017	Short	13	2,455	2,455	—
Canadian Bank Acceptance; September 2017	Short	152	28,714	28,710	4
DAX Index; September 2016	Long	24	6,986	7,101	115
DAX Index; September 2016	Long	30	8,806	8,877	71
DJ Euro Stoxx 50; September 2016	Short	807	25,305	27,275	(1,970)
DJ Euro Stoxx 50; September 2016	Long	23	772	777	5
DJ Euro Stoxx 50; September 2016	Short	155	5,169	5,239	(70)
E-Mini DJIA Index; September 2016	Long	21	1,930	1,931	1
E-Mini DJIA Index; September 2016	Long	338	30,367	31,088	721
eMini MSCI EAFE; September 2016	Long	3	254	253	(1)
eMini MSCI Emerging Markets; September 2016	Long	35	1,553	1,554	1
Euribor; December 2016	Long	87	24,334	24,340	6
Euribor; December 2017	Long	33	9,234	9,235	1
Euribor; December 2017	Long	1,672	467,815	467,913	98
Euribor; June 2017	Long	93	26,027	26,024	(3)
Euribor; June 2018	Long	22	6,156	6,156	—
Euribor; March 2017	Long	87	24,337	24,342	5
Euribor; March 2018	Long	34	9,510	9,515	5
Euribor; September 2017	Short	28	7,835	7,835	—
Euribor; September 2017	Long	26	7,278	7,276	(2)
Euro Bund 10 Year Bund; September 2016	Long	199	37,188	37,154	(34)
Euro Bund 10 Year Bund; September 2016	Short	91	16,740	16,990	(250)
Euro-Bobl 5 Year; September 2016	Short	57	8,409	8,494	(85)
FTSE China A50 Index; September 2016	Long	19	187	187	—
FTSE KLCI Index; September 2016	Long	7	145	145	—
FTSE/JSE Top 40; September 2016	Short	44	1,377	1,385	(8)
FTSE/MIB Index; September 2016	Short	17	1,524	1,606	(82)
FTSE100 Index; September 2016	Long	78	6,830	6,951	121
FTSE100 Index; September 2016	Long	189	16,998	16,842	(156)

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

Futures Contracts (continued)

									Unrealized
Type			Long/Short	Contracts			Notional Value	Fair Value	Appreciation/(Depreciation)
FTSE100 Index; September 2016			Short		100		$7,708	$8,911	$(1,203)
Hang Seng Index; September 2016			Long		2		295	296		1
Hang Seng Index; September 2016			Long		176		25,849	26,010		161
HSCEI China Index; September 2016			Long		9		555	554		(1)
IBEX 35 Index; September 2016			Long		4		385	389		4
Japan 10 Year Bond TSE; September 2016			Long		25		36,605	36,585		(20)
Japan 10 Year Bond TSE; September 2016			Short		7		10,269	10,244		25
Japan Topix Index; September 2016			Short		448		57,443	57,610		(167)
Japan Topix Index; September 2016			Short		101		12,518	12,988		(470)
Japan Topix Index; September 2016			Long		9		1,142	1,157		15
KOSPI 200 Index; September 2016			Long		3		324	345		21
Mex Bolsa Index; September 2016			Short		1		25	25		—
Mini Japan 10 Year Bond; September 2016			Long		10		1,464	1,464		—
Mini Japan 10 Year Bond; September 2016			Short		80		11,715	11,709		6
MSCI Singapore Index; September 2016			Short		21		489	478		11
MSCI Taiwan Index; September 2016			Long		12		405	402		(3)
Nasdaq 100 E-Mini; September 2016			Long		446		42,464	42,582		118
Nasdaq 100 E-Mini; September 2016			Long		28		2,612	2,673		61
Nikkei 225 OSE; September 2016			Short		5		788	816		(28)
Nikkei 225 OSE; September 2016			Short		30		4,812	4,897		(85)
OMXS30 Index; September 2016			Long		10		165	166		1
Russell 2000 Mini; September 2016			Short		813		92,762	100,714	(7,952)
Russell 2000 Mini; September 2016			Short		19		2,181	2,354		(173)
Russell 2000 Mini; September 2016			Long		253		30,267	31,342	1,075
S&P 500 Emini; September 2016			Short		306		31,671	33,193	(1,522)
S&P 500 Emini; September 2016			Long		439		46,944	47,621		677
S&P 500 Emini; September 2016			Long		64		6,972	6,942		(30)
S&P 500 Emini; September 2016			Short		48		4,882	5,207		(325)
S&P Mid 400 Emini; September 2016			Long		5		759	782		23
S&P/TSX 60 Index; September 2016			Long		9		1,147	1,167		20
SET50 Index; September 2016			Long		53		282	300		18
SGX CNX Nifty Index; September 2016			Short		17		295	301		(6)
SPI 200 Index; September 2016			Long		11		1,109	1,118		9
UK 10 Year Gilt; December 2016			Short		27		4,663	4,663		—
UK 10 Year Gilt; December 2016			Long		24		4,140	4,145		5
US 10 Year Note; December 2016			Long		666		87,455	87,194		(261)
US 10 Year Note; December 2016			Long		125		16,353	16,365		12
US 10 Year Note; December 2016			Short		188		24,667	24,613		54
US 10 Year Ultra Note; December 2016			Long		52		7,505	7,507		2
US 10 Year Ultra Note; September 2016			Long		249		35,960	36,058		98
US 2 Year Note; December 2016			Short		49		10,703	10,697		6
US 5 Year Note; December 2016			Short		55		6,665	6,669		(4)
US 5 Year Note; December 2016			Long		274		33,306	33,222		(84)
US Long Bond; December 2016			Long		172		29,367	29,304		(63)
US Long Bond; December 2016			Long		344		58,431	58,609		178
US Ultra Bond; December 2016			Short		485		90,500	90,922		(422)
US Ultra Bond; September 2016			Long		339		63,411	63,785		374
Total									$(10,323)
Amounts in thousands except contracts

Interest Rate Swaps

		(Pay)/
		Receive					Upfront
		Floating	Fixed	Expiration		Notional	Premiums	Unrealized	Fair Value
Counterparty (Issuer)	Floating Rate Index	Rate	Rate	Date		Amount	Paid/(Received)	Appreciation/(Depreciation)	Asset	Liability
Bank of America NA	3 Month JIBAR	Receive	7.95%	05/08/2025	ZAR	12,600	$—	$23	$23	$—
Bank of America NA	6 Month CZK	Receive	0.35%	08/03/2021	CZK	177,000	—	(7)	—	(7)
	KIBOR

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

Interest Rate Swaps (continued)

		(Pay)/
		Receive					Upfront
		Floating	Fixed	Expiration	Notional		Premiums	Unrealized		Fair Value
Counterparty (Issuer)	Floating Rate Index	Rate	Rate	Date	Amount		Paid/(Received)	Appreciation/(Depreciation)		Asset	Liability
Bank of America NA	6 Month CZK	Pay	0.30%	08/03/2018	CZK	587,800	$—	$(3)	$	— $	(3)
	KIBOR
Bank of America NA	6 Month CZK	Pay	0.31%	08/04/2018		70,500	—	—		—	—
	KIBOR
Bank of America NA	6 Month CZK	Receive	0.36%	08/04/2021		29,300	—	(1)		—	(1)
	KIBOR
Bank of America NA	Brazil Cetip	Pay	12.06%	01/02/2020	BRL	2,445	—	2		2	—
	Interbank Deposit
Bank of America NA	Brazil Cetip	Pay	12.08%	01/02/2020		6,444	—	5		5	—
	Interbank Deposit
Bank of America NA	CFETS China	Pay	2.57%	07/07/2021	CNY	8,820	—	(10)		—	(10)
	Fixing Repo Rates
	7 Day
Bank of America NA	CFETS China	Pay	2.60%	07/21/2021		13,000	—	(11)		—	(11)
	Fixing Repo Rates
	7 Day
Bank of America NA	CFETS China	Pay	2.64%	06/29/2021		8,287	—	(5)		—	(5)
	Fixing Repo Rates
	7 Day
Bank of America NA	CFETS China	Pay	2.73%	08/25/2021		8,000	—	(1)		—	(1)
	Fixing Repo Rates
	7 Day
Bank of America NA	FBIL - Overnight	Receive	6.39%	07/16/2021	INR	140,000	—	4		4	—
	MIBOR
Bank of America NA	FBIL - Overnight	Receive	6.45%	07/21/2021		147,000	—	(2)		—	(2)
	MIBOR
Barclays Bank PLC	3 Month JIBAR	Receive	7.95%	05/05/2025	ZAR	94,000	—	162		162	—
Barclays Bank PLC	Brazil Cetip	Pay	11.84%	01/02/2020	BRL	5,556	—	(6)		—	(6)
	Interbank Deposit
Deutsche Bank AG	6 Month CZK	Receive	0.38%	07/29/2021	CZK	137,000	—	(13)		—	(13)
	LIBOR
Deutsche Bank AG	6 Month CZK	Pay	0.33%	07/30/2018		350,000	—	5		5	—
	LIBOR
Deutsche Bank AG	MXN TIIE	Pay	6.14%	07/06/2026	MXN	21,250	—	2		2	—
	Banxico
JP Morgan Chase	3 Month JIBAR	Receive	7.72%	04/17/2025	ZAR	18,020	—	48		48	—
Merrill Lynch	6 Month CZK	Pay	0.32%	07/30/2018	CZK	355,000	—	4		4	—
	LIBOR
Merrill Lynch	6 Month CZK	Receive	0.37%	07/29/2021		142,000	—	(12)		—	(12)
	LIBOR
Merrill Lynch	MXN TIIE	Pay	6.13%	07/06/2026	MXN	67,585	—	5		5	—
	Banxico
Total							$—	$189		$260	$(71)

Amounts in thousands

Exchange Cleared Interest Rate Swaps

		(Pay)/
		Receive					Upfront
		Floating	Fixed	Expiration		Notional	Premiums	Unrealized
	Floating Rate Index	Rate	Rate	Date		Amount	Paid/(Received)	Appreciation/(Depreciation)		Fair Value
	3 Month LIBOR	Receive	1.08%	07/18/2021		$26,950	$—	$165			$165
	3 Month LIBOR	Pay	0.86%	07/18/2018		71,500	—	(229)			(229)
	3 Month LIBOR	Receive	1.41%	07/18/2026		3,924	—	16			16
	6MonthGBP	Pay	0.53%	07/23/2018	GBP	14,250	—	27
	LIBOR										27
	6MonthGBP	Pay	0.50%	07/23/2018		14,250	—	18
	LIBOR										18
	6MonthGBP	Receive	0.59%	07/22/2021		4,750	—	(36)
	LIBOR										(36)
	6MonthGBP	Receive	0.62%	07/21/2021		4,750	—	(44)
	LIBOR										(44)
	3 Month LIBOR	Pay	1.03%	10/01/2018		$10,591	1	(11)			(10)
	3 Month LIBOR	Receive	1.23%	04/20/2020		1,964	—	(7)			(7)
	3 Month LIBOR	Receive	1.21%	04/22/2021		2,415	—	(4)			(4)
	3 Month LIBOR	Receive	1.35%	06/03/2021		4,698	—	(34)			(34)
	3 Month LIBOR	Receive	1.10%	07/21/2021		5,382	—	24			24
	3 Month LIBOR	Receive	1.18%	07/29/2021		5,393	1	2			3
	3 Month LIBOR	Pay	0.95%	08/17/2018		12,930	1	(25)			(24)
	3 Month LIBOR	Receive	0.96%	08/17/2018		12,930	—	22			22

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

Exchange Cleared Interest Rate Swaps (continued)

		(Pay)/
		Receive				Upfront
		Floating	Fixed	Expiration	Notional	Premiums	Unrealized
	Floating Rate Index	Rate	Rate	Date	Amount	Paid/(Received)	Appreciation/(Depreciation)	Fair Value
	3 Month LIBOR	Receive	1.32%	04/29/2021	$2,436	$—	$(15)	$(15)
	3 Month LIBOR	Receive	1.19%	08/11/2021	6,434	1	3	4
	3 Month LIBOR	Pay	0.92%	09/21/2017	27,100	—	(14)	(14)
	3 Month LIBOR	Pay	2.30%	09/21/2025	5,900	—	462	462
	3 Month LIBOR	Receive	1.65%	09/21/2020	22,200	—	(443)	(443)
	3 Month LIBOR	Pay	1.14%	08/12/2021	5,371	1	(15)	(14)
	3 Month LIBOR	Pay	0.96%	08/15/2018	13,004	—	(21)	(21)
	3 Month LIBOR	Receive	1.00%	08/20/2018	12,878	1	10	11
	3 Month LIBOR	Receive	1.19%	03/16/2020	2,466	—	(5)	(5)
	3 Month LIBOR	Receive	1.22%	06/15/2020	1,769	—	(5)	(5)
	3 Month LIBOR	Receive	1.33%	05/23/2021	2,397	—	(16)	(16)
	3 Month LIBOR	Receive	1.35%	05/24/2021	2,397	1	(19)	(18)
Total						$7	$(194)	$(187)

Amounts in thousands

Interest Rate Swaptions

				Pay/
				Receive					Upfront
Purchased Swaptions			Floating Rate	Floating	Exercise	Expiration	Notional		Premiums		Fair		Unrealized
Outstanding	Counterparty (Issuer)		Index	Rate	Rate	Date	Amount		Paid/(Received)		Value		Appreciation/(Depreciation)
Call - 1 Year Interest Deutsche Bank AG			3 Month	Pay	8.48%	01/10/2017	ZAR	166,300	$70		$82		$12
Rate Swap			JIBAR
Put - 10 Year Interest Bank of America NA			ICE LIBOR	Receive	1.70%	09/09/2016	GBP	7,500	97		—		(97)
Rate Swap			GBP 6 Month
Put - 10 Year Interest Merrill Lynch			3 Month	Receive	2.57%	09/20/2016		$33,600	1,035		—		(1,035)
Rate Swap			LIBOR
Put - 20 Year Interest Bank of America NA			ICE LIBOR	Receive	0.70%	11/21/2016	JPY	600,000	87		29		(58)
Rate Swap			JPY 6 Month
Put - 20 Year Interest Barclays Bank PLC			ICE LIBOR	Receive	0.50%	01/31/2017		556,500	86		91		5
Rate Swap			JPY 6 Month
Total									$1,375		$202		$(1,173)

				Pay/
				Receive					Upfront
Written Swaptions			Floating Rate	Floating	Exercise	Expiration	Notional		Premiums		Fair		Unrealized
Outstanding	Counterparty (Issuer)		Index	Rate	Rate	Date	Amount		Paid/(Received)		Value		Appreciation/(Depreciation)
Put - 10 Year Interest	Merrill Lynch		3 Month	Receive	3.07%	09/20/2016		$33,600	$(460	) $	— $		460
Rate Swap			LIBOR
Put - 2 Year Interest	Bank of America NA		3 Month AUD	Receive	1.90%	11/18/2016	AUD	40,000	(75)		(4)		71
Rate Swap			BBR BBSW
Put - 2 Year Interest	Bank of America NA		ICE LIBOR	Receive	1.00%	12/09/2016	GBP	30,000	(106)		—		106
Rate Swap			GBP 6 Month
Put - 20 Year Interest	Barclays Bank PLC		ICE LIBOR	Receive	0.90%	01/31/2017	JPY	556,500	(40)		(33)		7
Rate Swap			JPY 6 Month
Total									$(681	) $	(37	) $	644

Amounts in thousands

Options

							Upfront Premiums						Unrealized
Purchased Options Outstanding		Exercise Price		Expiration Date		Contracts	Paid/(Received)				Fair Value		Appreciation/(Depreciation)
Call - 90 Day Eurodollar Future; December 2016$			99.25	12/20/2016		1,977		$246			$74		$(172)
Call - 90 Day Eurodollar Future; December 2016$			99.38	12/20/2016		4,509		474			56		(418)
Call - 90 Day Eurodollar Future; March 2017			$99.25	03/14/2017		7,844		1,715	637				(1,078)
Call - Allergan PLC			$325.00	09/19/2016		237		254			—		(254)
Call - Allergan PLC			$310.00	09/19/2016		102		111			—		(111)
Call - DISH Network Corp			$50.00	01/23/2017		396		211	189				(22)
Call - MAXIS Nikkei 225 Index		JPY	17,500.00	09/12/2016		51		200			12		(188)
Call - MAXIS Nikkei 225 Index		JPY	17,500.00	10/17/2016		58		125	110				(15)
Call - S&P 500 Emini Future; September 2016			$2,170.00	09/19/2016		48		78			42		(36)
Call - US 2 Year Note Future; December 2016			$109.25	09/26/2016		375		67			71		4
Call - US Long Bond Future; December 2016			$175.00	09/26/2016		104		142			25		(117)
Call - USD versus BRL			$3.35	09/15/2016		657,000		3			3		—
Call - USD versus CAD			$1.32	10/18/2016		5,465,000		29			54		25
Call - USD versus CNH			$6.50	09/13/2016		2,200,000		57			63		6
Call - USD versus CNY			$6.75	09/30/2016		4,000,000		34			11		(23)

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

Options (continued)

					Upfront Premiums				Unrealized
Purchased Options Outstanding		Exercise Price	Expiration Date	Contracts	Paid/(Received)	Fair Value	Appreciation/(Depreciation)
Call - USD versus CNY		$6.75	10/11/2016	4,918,500	$15	$18	$			3
Call - USD versus TRY		$3.05	11/14/2016	1,093,000	24	16				(8)
Call - USD versus TRY		$3.05	11/14/2016	1,093,000	17	15				(2)
Call - USD versus TRY		$3.05	11/14/2016	1,093,000	18	16				(2)
Call - USD versus TWD		$31.78	01/18/2017	8,175,000	151	109				(42)
Put - 90 Day Eurodollar Future; December 2017 $		98.75	10/17/2016	106	11	12				1
Put - 90 Day Eurodollar Future; December 2018 $		98.63	10/17/2016	400	62	62				—
Put - 90 Day Eurodollar Future; September 2017 $		98.88	09/19/2016	1,852	202	174				(28)
Put - Icahn Enterprises LP		$50.00	09/19/2016	128	17	13				(4)
Put - iShares iBoxx $ High Yield Corporate		$85.00	09/19/2016	400	37	7				(30)
Bond ETF
Put - iShares Russell 2000 ETF		$115.00	10/03/2016	900	111	52				(59)
Put - S&P 500 Index		$2,150.00	09/19/2016	56	95	71				(24)
Put - S&P 500 Index		$1,875.00	12/19/2016	650	5,585	895			(4,690)
Put - S&P 500 Index		$1,875.00	06/19/2017	454	3,806	2,375			(1,431)
Put - S&P 500 Index		$1,875.00	03/20/2017	454	2,934	1,499			(1,435)
Put - SPDR Barclays High Yield Bond ETF		$35.00	09/19/2016	2,000	46	7				(39)
Put - USD versus CNH		$6.53	09/23/2016	1,701,000	10	—				(10)
Put - USD versus CNY		$6.56	09/23/2016	2,732,500	4	1				(3)
Put - USD versus CNY		$6.56	09/23/2016	5,465,000	8	2				(6)
Put - USD versus MXN		$18.40	10/10/2016	1,094,000	13	7				(6)
Put - USD versus MXN		$18.15	09/15/2016	657,000	8	1				(7)
Put - USD versus MXN		$18.55	10/07/2016	1,639,500	16	14				(2)
Put - USD versus MXN		$18.10	10/20/2016	1,641,000	17	7				(10)
Total					$16,953	$6,720			$(10,233)

					Upfront Premiums				Unrealized
Written Options Outstanding		Exercise Price	Expiration Date	Contracts	Paid/(Received)	Fair Value	Appreciation/(Depreciation)
Call - 90 Day Eurodollar Future; March 2020		$98.75	03/13/2017	1,441	$(584)	$(603)	$			(19)
Call - Carmike Cinemas Inc		$30.00	09/19/2016	15	(2)	(3)				(1)
Call - GBP versus USD		$1.53	09/29/2016	675,000	(14)	—				14
Call - Halliburton Co		$49.00	10/24/2016	101	(5)	(2)				3
Call - MAXIS Nikkei 225 Index		JPY 18,500.00	10/17/2016	58	(35)	(24)				11
Call - Monsanto Co		$115.00	01/23/2017	10	(4)	(4)				—
Call - Monsanto Co		$115.00	10/24/2016	42	(12)	(9)				3
Call - Relypsa Inc		$32.00	09/19/2016	45	(2)	—				2
Call - USD versus BRL		$3.45	11/04/2016	1,094,000	(15)	(13)				2
Call - USD versus BRL		$3.45	11/04/2016	783,000	(8)	(10)				(2)
Call - USD versus BRL		$3.85	09/14/2016	900,000	(13)	—				13
Call - USD versus BRL		$3.48	12/12/2016	819,750	(16)	(17)				(1)
Call - USD versus BRL		$3.40	11/04/2016	1,094,000	(15)	(18)				(3)
Call - USD versus MXN		$19.10	11/24/2016	2,732,500	(41)	(69)				(28)
Call - USD versus TRY		$3.20	11/14/2016	1,093,000	(8)	(6)				2
Call - USD versus TRY		$3.20	11/14/2016	1,093,000	(11)	(6)				5
Call - USD versus TRY		$3.20	11/14/2016	1,093,000	(7)	(6)				1
Call - USD versus ZAR		$15.80	12/12/2016	2,188,000	(56)	(55)				1
Call - Whiting Petroleum Corp		$10.00	10/24/2016	458	(10)	(7)				3
Call - Whiting Petroleum Corp		$9.00	09/19/2016	412	(6)	(3)				3
Put - S&P 500 Emini Future; September 2016		$2,100.00	09/19/2016	48	(66)	(11)				55
Put - S&P 500 Index		$1,725.00	06/19/2017	454	(2,468)	(1,488)				980
Put - S&P 500 Index		$1,725.00	03/20/2017	454	(1,787)	(866)				921
Put - USD versus BRL		$3.20	10/07/2016	783,000	(8)	(10)				(2)
Put - USD versus BRL		$3.35	09/15/2016	657,000	(9)	(24)				(15)
Put - USD versus BRL		$3.22	09/15/2016	657,000	(6)	(7)				(1)
Put - USD versus BRL		$3.10	11/04/2016	1,094,000	(12)	(7)				5
Put - USD versus BRL		$3.20	10/07/2016	1,094,000	(13)	(13)				—
Put - USD versus ZAR		$13.75	11/04/2016	1,094,000	(14)	(6)				8
Put - USD versus ZAR		$13.65	10/07/2016	1,094,000	(13)	(3)				10
Total					$(5,260)	$(3,290)			$1,970

Amounts in thousands except contracts

Synthetic Futures

						Unrealized			Fair Value
Counterparty (Issuer)	Reference Entity		Expiration Date		Notional Value	Appreciation/(Depreciation)			Asset	Liability
Bank of America NA	Canada 10 Year Bond Future; December 2016		12/30/2016		$(17,714)		$(19)	$	— $	(19)
Bank of America NA	Euro Bund 10 Year Bund Future; September		09/12/2016		17,301		219		219	—
	2016
Bank of America NA	Euro Buxl 30 Year Bond Future; September		09/12/2016		392		37		37	—
	2016
Bank of America NA	Euro-Bobl 5 Year Future; September 2016		09/12/2016		9,296		75		75	—

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

Synthetic Futures (continued)

			Unrealized			Fair Value
Counterparty (Issuer)	Reference Entity	Expiration Date	Notional Value	Appreciation/(Depreciation)		Asset	Liability
Bank of America NA	Euro-BTP Future; September 2016	09/12/2016	$3,180	$53		$53	$—
Bank of America NA	Euro-OAT Future; September 2016	09/12/2016	1,925	49		49	—
Bank of America NA	Euro-Schatz 2 Year Future; September 2016	09/12/2016	10,601	7		7	—
Bank of America NA	FTSE China A50 Index Future; September	09/29/2016	293	1		1	—
	2016
Bank of America NA	Hang Seng Index Future; September 2016	09/30/2016	147	1		1	—
Bank of America NA	HSCEI China Index Future; September 2016	09/30/2016	184	—		—	—
Bank of America NA	MSCI Taiwan Index Future; September 2016	09/30/2016	237	(3)		—	(3)
Bank of America NA	Tel Aviv 25 Index Future; September 2016	09/30/2016	(508)	10		10	—
Bank of America NA	UK 10 Year Gilt Future; December 2016	12/30/2016	(6,605)	(5)		—	(5)
Bank of America NA	US 10 Year Note Future; December 2016	12/30/2016	8,402	(23)		—	(23)
Bank of America NA	US 2 Year Note Future; December 2016	01/05/2017	656	(1)		—	(1)
Bank of America NA	US 5 Year Note Future; December 2016	01/05/2017	4,859	(9)		—	(9)
Bank of America NA	US Long Bond Future; December 2016	12/30/2016	1,707	(3)		—	(3)
Bank of America NA	US Ultra Bond Future; December 2016	12/30/2016	1,502	(2)		—	(2)
Bank of America NA	WIG 20 Index Future; September 2016	09/16/2016	158	6		6	—
Morgan Stanley & Co	BIST 30 Index Future; October 2016	10/31/2016	197	(2)		—	(2)
Morgan Stanley & Co	Bovespa Index Future; October 2016	10/14/2016	458	(4)		—	(4)
Morgan Stanley & Co	FTSE China A50 Index Future; September	09/29/2016	147	1		1	—
	2016
Morgan Stanley & Co	Hang Seng Index Future; September 2016	09/30/2016	589	3		3	—
Morgan Stanley & Co	HSCEI China Index Future; September 2016	09/30/2016	1,291	2		2	—
Morgan Stanley & Co	KOSPI 200 Index Future; September 2016	09/09/2016	3,669	98		98	—
Morgan Stanley & Co	MSCI Singapore Index Future; September	09/30/2016	24	(1)		—	(1)
	2016
Morgan Stanley & Co	MSCI Taiwan Index Future; September 2016	09/30/2016	543	(6)		—	(6)
Morgan Stanley & Co	SGX CNX Nifty Index Future; September	09/29/2016	(1,042)	(19)		—	(19)
	2016
Morgan Stanley & Co	Swiss Market Index Future; September 2016	09/16/2016	(10,340)	(500)		—	(47)
Morgan Stanley & Co	Taiwan TAIEX Index Future; September 2016	09/21/2016	2,197	(17)		—	(17)
Total				$(52)		$562	$(161)

Amounts in thousands
Total Return Equity Basket Swaps

				Notional		Fair Value
Counterparty	Fund Pays	Fund Receives	Expiration Date	Value		Asset Liability
Bank of America NA	Floating rate based on the Federal Funds Total return on a custom basket of long and		08/12/2019	$(493	) $	50	$—
	Rate plus/less spread	short securities traded in USD
Deutsche Bank AG	Floating rate based on 1 month LIBOR Total return on a custom basket of long and		11/28/2016-	(465)		—	(144)
	plus/less spread	short securities traded in USD	03/19/2021
Deutsche Bank AG	Floating rate based on 1 month LIBOR Total return on a custom basket of long and		12/21/2016-	202		83	—
	plus/less spread	short securities traded in TWD	03/20/2017
Deutsche Bank AG	Floating rate based on 1 week LIBOR	Total return on a custom basket of long and	03/20/2017	97		16	—
	plus/less spread	short securities traded in IDR
Deutsche Bank AG	Floating rate based on 28 day Mexico	Total return on a custom basket of long and	03/22/2017	65		92	—
	Interbank TIIE Rate plus/less spread	short securities traded in MXN
Deutsche Bank AG	Floating rate based on 1 month LIBOR Total return on a custom basket of long and		06/15/2017	46		4	—
	plus/less spread	short securities traded in CLP
Deutsche Bank AG	Floating rate based on 1 month LIBOR Total return on a custom basket of long and		03/22/2017	592		16	—
	plus/less spread	short securities traded in BRL
Deutsche Bank AG	Floating rate based on 1 month LIBOR Total return on a custom basket of long and		03/20/2017	9		32	—
	plus/less spread	short securities traded in MYR
Deutsche Bank AG	Floating rate based on 1 week ICE	Total return on a custom basket of long and	09/20/2017	1,344		109	—
	LIBOR CHF plus/less spread	short securities traded in CHF
Deutsche Bank AG	Floating rate based on 1 week EUR	Total return on a custom basket of long and	08/21/2017	255		303	—
	LIBOR plus/less spread	short securities traded in EUR
Deutsche Bank AG	Floating rate based on 1 week LIBOR	Total return on a custom basket of long and	01/19/2017-	3,494		646	—
	plus/less spread	short securities traded in GBP	05/19/2017
Deutsche Bank AG	Floating rate based on 1 week HIBOR	Total return on a custom basket of long and	03/20/2017	176		335	—
	plus/less spread	short securities traded in HKD
Deutsche Bank AG	Floating rate based on 1 month LIBOR Total return on a custom basket of long and		03/20/2017-	106		—	(7)
	plus/less spread	short securities traded in KRW	03/28/2017
Deutsche Bank AG	Floating rate based on the 1 month South Total return on a custom basket of long and		03/24/2017	(67)		—	(93)
	Africa Johannesburg Interbank Agreed	short securities traded in ZAR
	Rate plus/less spread
Deutsche Bank AG	Floating rate based on the Poland	Total return on a custom basket of long and	03/21/2017	19		—	(48)
	Warsaw Interbank Offer/Bid Spot Week	short securities traded in PLN
	Rate plus/less spread
Morgan Stanley & Co	Floating rate based on 1 month Euribor Total return on a custom basket of long and		11/22/2017-	(2,463)		88	—
	plus/less spread	short securities traded in EUR	05/08/2018
Morgan Stanley & Co	Floating rate based on 1 month LIBOR Total return on a custom basket of long and		02/28/2017	31,384		894	—
	plus/less spread	short securities traded in GBP

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

Total Return Equity Basket Swaps (continued)

							Notional		Fair Value
Counterparty	Fund Pays		Fund Receives	Expiration Date			Value		Asset	Liability
Morgan Stanley & Co	Floating rate based on 1 month LIBOR Total return on a custom basket of long and				08/22/2017	- $	5,036		$—	$(726)
	plus/less spread		short securities traded in USD		10/11/2017
Morgan Stanley & Co	Floating rate based on the Bank of Japan Total return on a custom basket of long and				08/23/2018		373		158	—
	Estimate Unsecured Overnight Call Rate		short securities traded in JPY
	plus/less spread
Morgan Stanley & Co	Floating rate based on the Federal Funds Total return on a custom basket of long and				09/14/2016		6,176		4,904	—
	Rate plus/less spread		short securities traded in USD
Total							$45,886		$7,730	$(1,018)

The expiration dates are measured from the commencement of investment in each underlying swap position.
Amounts in thousands

Total Return Swaps

			Pay/Receive	Financing			Notional		Fair Value
Counterparty (Issuer)	Reference Entity	Contracts	Positive Return	Rate	Expiration Date		Amount		Asset	Liability
Morgan Stanley & Co	MSCI Netherlands Net	193,108	Pay	Euribor 1 Month minus .15%	09/21/2016		EUR	1	$—	$(4)
	Return EUR Index
Morgan Stanley & Co	MSCI Italy Net Return EUR	287,705	Pay	Euribor 1 Month minus .25%	09/21/2016			4	—	(9)
	Index
Morgan Stanley & Co	MSCI Italy Net Return EUR	126,915	Pay	Euribor 1 Month minus .25%	09/21/2016			2	—	(4)
	Index
Morgan Stanley & Co	MSCI Italy Net Return EUR	99,459	Pay	Euribor 1 Month minus .25%	09/21/2016			1	—	(3)
	Index
Morgan Stanley & Co	MSCI Italy Net Return EUR	133,257	Pay	Euribor 1 Month minus .25%	09/21/2016			2	—	(4)
	Index
Morgan Stanley & Co	MSCI Italy Net Return EUR	636,586	Pay	Euribor 1 Month minus .25%	09/21/2016			8	—	(20)
	Index
Morgan Stanley & Co	MSCI Turkey Net Return	88	Receive	1 Month TRLIBOR plus .55%	09/21/2016		TRY	84	—	(1)
	TRY Index
Morgan Stanley & Co	MSCI South Africa Net	1,393,185	Pay	SAFE South Africa	09/21/2016		ZAR	2	2	—
	Return ZAR Index			Johannesburg Interbank Agreed
				Rate 1 Month minus .80%
Morgan Stanley & Co	MSCI South Africa Net	3,553,364	Pay	SAFE South Africa	09/21/2016			4	5	—
	Return ZAR Index			Johannesburg Interbank Agreed
				Rate 1 Month minus .80%
Morgan Stanley & Co	MSCI South Africa Net	1,569,186	Pay	SAFE South Africa	09/21/2016			2	2	—
	Return ZAR Index			Johannesburg Interbank Agreed
				Rate 1 Month minus .80%
Morgan Stanley & Co	MSCI South Africa Net	3,729,364	Pay	SAFE South Africa	09/21/2016			4	6	—
	Return ZAR Index			Johannesburg Interbank Agreed
				Rate 1 Month minus .80%
Morgan Stanley & Co	MSCI South Africa Net	2,451,043	Pay	SAFE South Africa	09/21/2016			3	3	—
	Return ZAR Index			Johannesburg Interbank Agreed
				Rate 1 Month minus .80%
Morgan Stanley & Co	MSCI South Africa Net	1,348,843	Pay	SAFE South Africa	09/21/2016			1	2	—
	Return ZAR Index			Johannesburg Interbank Agreed
				Rate 1 Month minus .80%
Morgan Stanley & Co	MSCI South Africa Net	2,569,726	Pay	SAFE South Africa	09/21/2016			3	4	—
	Return ZAR Index			Johannesburg Interbank Agreed
				Rate 1 Month minus .80%
Total									$24	$(45)

Amounts in thousands except contracts

See accompanying notes.

		Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

Reverse Repurchase Agreements

Counterparty	Coupon Rate	Maturity Date	Principal Amount	Payable for Reverse Repurchase Agreements
Barclays Bank PLC	(1.25%)	Open Ended	$4,680	$(4,680)
Barclays Bank PLC	(1.50%)	Open Ended	1,823	(1,824)
Barclays Bank PLC	(1.30%)	Open Ended	8,728	(8,729)
Barclays Bank PLC	(1.25%)	Open Ended	8,225	(8,225)
Merrill Lynch	(0.58%)	09/01/2016	114,622	(114,624)
Merrill Lynch	(0.59%)	09/01/2016	11,507	(11,507)
Merrill Lynch	(0.58%)	09/01/2016	404	(404)
Merrill Lynch	(0.59%)	09/01/2016	34,962	(34,963)
Merrill Lynch	(0.52%)	09/01/2016	5,413	(5,413)
Merrill Lynch	(0.55%)	09/01/2016	2,500	(2,500)
Merrill Lynch	(0.54%)	09/01/2016	7,489	(7,489)
Merrill Lynch	(0.33%)	09/01/2016	5,600	(5,600)
Merrill Lynch	(0.57%)	09/01/2016	4,820	(4,821)
Merrill Lynch	(0.57%)	09/01/2016	7	(7)
Merrill Lynch	(0.45%)	09/01/2016	5,470	(5,470)
Merrill Lynch	(0.35%)	09/01/2016	349	(349)
Merrill Lynch	(0.49%)	09/01/2016	2,248	(2,248)
Merrill Lynch	(0.51%)	09/01/2016	28,264	(28,264)
Merrill Lynch	(0.54%)	09/01/2016	10,550	(10,550)
Total				$(257,667)

Amounts in thousands

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

Short Sales Outstanding

COMMON STOCKS - (12.38)%	Shares Value (000's)		COMMON STOCKS (continued)	Shares Value (000's)

Advertising - 0.00%			Banks (continued)
DKSH Holding AG	1,119	$78	Swedbank AB	3,787	$87
			UniCredit SpA	120,128	309
			Unione di Banche Italiane SpA	72,494	195
Aerospace & Defense - (0.23)%			United Bankshares Inc/WV	1,815	71
Boeing Co/The	4,010	519	Zions Bancorporation	22,378	685
Kaman Corp	6,950	312			$14,159
Northrop Grumman Corp	8,920	1,892
Orbital ATK Inc	6,610	499	Beverages - (0.21)%
TransDigm Group Inc (a)	8,510	2,427	Anheuser-Busch InBev SA/NV	3,514	436
United Technologies Corp	4,830	514	Brown-Forman Corp - B Shares	7,960	386
		$6,163	Constellation Brands Inc	14,050	2,305
			Molson Coors Brewing Co	10,980	1,124
Agriculture - (0.11)%			Monster Beverage Corp (a)	8,140	1,253
Reynolds American Inc	61,237	3,036			$5,504

			Biotechnology - (0.14)%
Airlines - (0.22)%			Acorda Therapeutics Inc (a)	9,560	230
Alaska Air Group Inc	23,328	1,575	Biogen Inc (a)	2,130	651
Delta Air Lines Inc	30,741	1,130	Celgene Corp (a)	5,740	613
Deutsche Lufthansa AG	903	10	Illumina Inc (a)	3,840	646
JetBlue Airways Corp (a)	71,150	1,135
			Medicines Co/The (a)	23,030	902
Southwest Airlines Co	59,790	2,205	Regeneron Pharmaceuticals Inc (a)	1,000	393
		$6,055	United Therapeutics Corp (a)	2,210	270
Apparel - (0.28)%					$3,705
Hanesbrands Inc	136,342	3,619
			Building Materials - (0.08)%
NIKE Inc	45,460	2,620
			Buzzi Unicem SpA	2,509	53
VF Corp	20,940	1,299
			Geberit AG	295	129
		$7,538	LafargeHolcim Ltd (a)	6,534	347
Automobile Manufacturers - (0.11)%			Martin Marietta Materials Inc	3,170	580
Bayerische Motoren Werke AG	6,071	527	Vulcan Materials Co	8,140	927
Daimler AG	10,069	697			$2,036
Fiat Chrysler Automobiles NV	49,791	343
			Chemicals - (0.24)%
PACCAR Inc	17,110	1,024
			Air Products & Chemicals Inc	20,390	3,173
Volvo AB - B Shares	26,387	283
			Albemarle Corp	6,413	513
		$2,874	BASF SE	1,028	83
Automobile Parts & Equipment - (0.19)%			EI du Pont de Nemours & Co	25,421	1,769
Continental AG	444	93	EMS-Chemie Holding AG	110	59
Delphi Automotive PLC	38,630	2,730	K+S AG	7,355	154
Goodyear Tire & Rubber Co/The	39,000	1,145	Novozymes A/S	5,146	223
Johnson Controls Inc	19,922	874	OCI NV (a)	14,010	246
Meritor Inc (a)	20,854	232	Solvay SA	840	92
Nokian Renkaat OYJ	4,637	167	Stepan Co	5,806	408
		$5,241	Symrise AG	236	17
			Wacker Chemie AG	1,738	162
Banks - (0.51)%					$6,899
Banca Generali SpA	10,618	213
Banca Mediolanum SpA	10,755	75	Commercial Services - (0.30)%
Banca Popolare dell'Emilia Romagna SC	6,921	27	Abertis Infraestructuras SA	4,801	74
Banco de Sabadell SA	102,958	140	Career Education Corp (a)	73,200	479
Banco Popular Espanol SA	211,761	286	Global Payments Inc	22,200	1,686
Bank of America Corp	28,190	455	Live Nation Entertainment Inc (a)	26,300	702
Bankia SA	65,818	55	ManpowerGroup Inc	5,239	374
CaixaBank SA	118,595	320	RELX NV	11,827	210
Canadian Imperial Bank of Commerce/Canada	4,825	383	S&P Global Inc	23,790	2,939
Capital One Financial Corp	16,002	1,146	Securitas AB	2,707	47
Chemical Financial Corp	11,007	509	SGS SA	105	231
Citizens Financial Group Inc	29,850	739	Sotheby's	16,290	646
Credit Suisse Group AG (a)	40,183	524	United Rentals Inc (a)	7,495	617
Deutsche Bank AG (a)	5,539	81	Verisk Analytics Inc (a)	7,857	653
DNB ASA	56	1	Wirecard AG	1,008	50
FinecoBank Banca Fineco SpA	9,440	57			$8,708
FNB Corp/PA	30,732	384
			Computers - (0.09)%
Hope Bancorp Inc	496	8	CACI International Inc (a)	3,090	307
KeyCorp	48,898	614	Dell Technologies Inc (a)	195	9
M&T Bank Corp	22,050	2,609
			Diebold Inc	5,699	160
Nordea Bank AB	3,771	37
Signature Bank/New York NY (a)	22,800	2,782	DST Systems Inc	3,427	416
			Fortinet Inc (a)	31,320	1,132
Skandinaviska Enskilda Banken AB	19,491	190
SVB Financial Group (a)	9,480	1,053	Gemalto NV	2,275	159
			Western Digital Corp	1	—
Svenska Handelsbanken AB	9,587	124
					$2,183

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

Short Sales Outstanding

COMMON STOCKS (continued)	Shares Value (000's)		COMMON STOCKS (continued)	Shares Value (000's)

Cosmetics & Personal Care - (0.04)%			Food - (0.62)%
Beiersdorf AG	129	$12	Axfood AB	5,172	$92
Estee Lauder Cos Inc/The	11,642	1,039	B&G Foods Inc	22,040	1,046
Unilever NV	2,569	118	Barry Callebaut AG (a)	305	392
		$1,169	Chocoladefabriken Lindt & Spruengli AG	49	284
			Chr Hansen Holding A/S	3,819	232
Diversified Financial Services - (0.47)%			Colruyt SA	3,048	168
Affiliated Managers Group Inc (a)	6,360	904
			Distribuidora Internacional de Alimentacion	37,830	231
Azimut Holding SpA	25,939	398	SA
Charles Schwab Corp/The	67,568	2,126	Hormel Foods Corp	57,200	2,188
Discover Financial Services	19,210	1,152	JM Smucker Co/The	3,750	532
E*TRADE Financial Corp (a)	78,630	2,074
			Koninklijke Ahold Delhaize NV (a)	587	14
Element Financial Corp	14,216	148	Kraft Heinz Co/The	26,610	2,381
Interactive Brokers Group Inc - A Shares	28,949	1,039	Kroger Co/The	80,310	2,569
Julius Baer Group Ltd (a)	2,085	87
			Marine Harvest ASA (a)	7,313	113
MasterCard Inc	5,040	487	Mondelez International Inc	71,580	3,223
Nasdaq Inc	12,060	859	Nestle SA	780	62
Raymond James Financial Inc	10,830	630	Post Holdings Inc (a)	1,253	106
Synchrony Financial	61,860	1,721	Tyson Foods Inc	45,805	3,462
Visa Inc	17,400	1,408			$17,095
		$13,033
			Forest Products & Paper - 0.00%
Electric - (0.24)%			Stora Enso OYJ	337	3
Avista Corp	13,830	562
Black Hills Corp	8,944	523
Consolidated Edison Inc	5,870	442	Gas - (0.20)%
Dynegy Inc (a)	10,040	127	Atmos Energy Corp	4,200	309
E.ON SE	1,099	10	Gas Natural SDG SA	5,148	106
EDP - Energias de Portugal SA	9,094	31	NiSource Inc	39,360	942
Fortis Inc/Canada	23,300	733	Sempra Energy	7,750	811
Fortum OYJ	5,265	81	South Jersey Industries Inc	10,214	303
Great Plains Energy Inc	5,679	154	Southwest Gas Corp	4,550	318
MDU Resources Group Inc	72,180	1,701	Spire Inc	17,000	1,100
NorthWestern Corp	5,380	311	UGI Corp	34,381	1,564
NRG Yield Inc - A Shares	10,509	169			$5,453
NRG Yield Inc - C Shares	2,680	45

OGE Energy Corp	11,530	359	Hand & Machine Tools - (0.05)%
			Lincoln Electric Holdings Inc	16,036	1,019
PNM Resources Inc	14,300	455
RWE AG (a)	8,386	137	Sandvik AB	30,577	332
SCANA Corp	11,820	835			$1,351
		$6,675	Healthcare - Products - (0.46)%
			Abbott Laboratories	18,739	787
Electrical Components & Equipment - (0.05)%			ABIOMED Inc (a)	6,450	761
Acuity Brands Inc	5,370	1,477	Align Technology Inc (a)	18,130	1,684
General Cable Corp	1,901	31	Boston Scientific Corp (a)	102,440	2,440
SunPower Corp (a)	6,685	67
			Coloplast A/S	1,282	97
		$1,575	Cooper Cos Inc/The	2,974	553
Electronics - (0.13)%			Edwards Lifesciences Corp (a)	26,103	3,006
Arrow Electronics Inc (a)	25,860	1,702	Henry Schein Inc (a)	6,280	1,029
Electro Scientific Industries Inc (a)	19,738	110	QIAGEN NV (a)	12,812	339
Itron Inc (a)	10,810	515	Sonova Holding AG	332	46
TTM Technologies Inc (a)	47,082	505	Teleflex Inc	5,590	1,023
Vishay Intertechnology Inc	19,695	279	William Demant Holding A/S (a)	8,616	180
Woodward Inc	9,510	596	Zimmer Biomet Holdings Inc	4,735	614
		$3,707			$12,559

Energy - Alternate Sources - (0.05)%			Healthcare - Services - (0.51)%
REX American Resources Corp (a)	18,000	1,448	Aetna Inc	37,632	4,408
			Amsurg Corp (a)	17,946	1,165
			Anthem Inc	47,095	5,890
Engineering & Construction - (0.06)%			Centene Corp (a)	15,260	1,042
Acciona SA	1,680	120	HCA Holdings Inc (a)	13,040	985
Aena SA	1,340	189	UnitedHealth Group Inc	4,520	615
Fraport AG Frankfurt Airport Services	2,634	147
					$14,105
Worldwide
Jacobs Engineering Group Inc (a)	21,493	1,132	Home Builders - (0.19)%
		$1,588	DR Horton Inc	63,970	2,051
			Lennar Corp - A Shares	64,630	3,057
Entertainment - (0.01)%					$5,108
AMC Entertainment Holdings Inc	2,136	65
Lions Gate Entertainment Corp	3,220	68	Home Furnishings - (0.02)%
Vail Resorts Inc	1,110	176	Harman International Industries Inc	7,640	647
		$309

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

Short Sales Outstanding

COMMON STOCKS (continued)	Shares Value (000's)		COMMON STOCKS (continued)	Shares Value (000's)

Housewares - (0.04)%			Media (continued)
Newell Brands Inc	22,640	$1,202	Nexstar Broadcasting Group Inc	2,882	$152
			ProSiebenSat.1 Media SE	1,533	66
			Schibsted ASA - A Shares	12,734	404
Insurance - (0.72)%
			Schibsted ASA - B Shares	533	15
Aegon NV	25,349	104
			Scripps Networks Interactive Inc	29,740	1,884
Aflac Inc	20,510	1,522	Telenet Group Holding NV (a)	4,730	222
Allstate Corp/The	31,150	2,148
			Time Inc	22,840	322
Assurant Inc	28,970	2,594
Berkshire Hathaway Inc - Class B (a)	8,060	1,213	Time Warner Inc	5,910	464
			Walt Disney Co/The	11,320	1,069
Endurance Specialty Holdings Ltd	16,670	1,098
First American Financial Corp	19,440	838			$5,411
Loews Corp	17,610	737	Metal Fabrication & Hardware - (0.03)%
Mapfre SA	17,154	47	Assa Abloy AB	10,445	211
Marsh & McLennan Cos Inc	27,750	1,877	Tenaris SA	45,606	628
Old Republic International Corp	52,520	1,010			$839
Primerica Inc	64,681	3,682
Sampo Oyj	5,173	222	Mining - (0.06)%
Stewart Information Services Corp	7,320	335	Alcoa Inc	150,570	1,518
Topdanmark A/S (a)	6,844	183	Norsk Hydro ASA	1,458	6
Tryg A/S	18,796	376			$1,524
UnipolSai SpA	62,894	105	Miscellaneous Manufacturers - (0.13)%
Unum Group	34,340	1,223	Alfa Laval AB	20,020	311
XL Group Ltd	16,785	574	Donaldson Co Inc	11,560	434
		$19,888	Hexpol AB	9,186	84
Internet - (0.32)%			Textron Inc	27,370	1,118
Alibaba Group Holding Ltd ADR(a)	19,464	1,892	Trinity Industries Inc	59,225	1,446
Expedia Inc	16,230	1,771	Wartsila OYJ Abp	949	39
Facebook Inc (a)	5,380	678			$3,432
New Media Investment Group Inc	56,297	900	Office & Business Equipment - (0.02)%
Priceline Group Inc/The (a)	445	630
			Pitney Bowes Inc	34,570	649
United Internet AG	939	38
VeriSign Inc (a)	37,589	2,798
		$8,707	Oil & Gas - (0.23)%
			Cheniere Energy Inc (a)	3,387	145
Investment Companies - (0.01)%			Concho Resources Inc (a)	3,510	454
Ares Capital Corp	9,501	153	Eni SpA	5,658	86
			Newfield Exploration Co (a)	14,100	611
Iron & Steel - (0.02)%			Patterson-UTI Energy Inc	48,500	945
Acerinox SA	3,296	41	Range Resources Corp	12,547	484
APERAM SA	2,664	110	Statoil ASA	6,066	95
ArcelorMittal (a)	57,744	343	Tesoro Corp	18,520	1,397
			Transocean Ltd (a)	3,403	33
thyssenkrupp AG	2,337	54
		$548	Valero Energy Corp	12,250	678
			Western Refining Inc	48,380	1,217
Leisure Products & Services - (0.04)%			Whiting Petroleum Corp (a)	5,847	43
Royal Caribbean Cruises Ltd	15,270	1,086			$6,188

			Oil & Gas Services - (0.15)%
Lodging - (0.05)%			Dril-Quip Inc (a)	31,118	1,729
Marriott International Inc/MD	18,270	1,303	Halliburton Co	6,480	279
			Saipem SpA (a)	72,924	33
Machinery - Construction & Mining - (0.01)%			SBM Offshore NV	37,740	554
			SEACOR Holdings Inc (a)	18,000	1,058
Atlas Copco AB - A Shares	11,726	332
			Technip SA	3,135	186
			TETRA Technologies Inc (a)	48,260	292
Machinery - Diversified - (0.11)%			TGS Nopec Geophysical Co ASA	2,480	43
AGCO Corp	6,860	333			$4,174
CNH Industrial NV	29,431	215
Duerr AG	1,008	85	Packaging & Containers - (0.16)%
Hexagon AB	8,408	342	Ball Corp	56,490	4,473
Kone OYJ	4,112	207
Nordson Corp	14,540	1,436	Pharmaceuticals - (0.24)%
Wabtec Corp/DE	5,110	392	Allergan plc (a)	11,036	2,589
Zardoya Otis SA	14,993	141	Depomed Inc (a)	19,620	398
		$3,151	McKesson Corp	6,320	1,167
Media - (0.20)%			Merck KGaA	6,354	668
Altice NV - A Shares (a)	26,645	445	Mylan NV (a)	13,639	578
Atresmedia Corp de Medios de Comunicacion	16,259	192	Novartis AG	1,576	124
SA			Roche Holding AG	385	94
Axel Springer SE	464	24	Teva Pharmaceutical Industries Ltd ADR	15,708	791
Modern Times Group MTG AB	6,035	152

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2016

Short Sales Outstanding

COMMON STOCKS (continued)	Shares Value (000's)		COMMON STOCKS (continued)	Shares Value (000's)

Pharmaceuticals (continued)			Semiconductors (continued)
UCB SA	783	$64	ASML Holding NV	373	$40
		$6,473	Broadcom Ltd	14,400	2,540
			Cavium Inc (a)	1	—
Pipelines - (0.05)%			Intel Corp	133,869	4,805
Koninklijke Vopak NV	5,486	279	Lam Research Corp	156,929	14,644
ONEOK Inc	22,030	1,033	Microchip Technology Inc	24,764	1,533
		$1,312	Micron Technology Inc (a)	27,349	451
Private Equity - 0.00%			NVIDIA Corp	173,217	10,625
			ON Semiconductor Corp (a)	17,714	191
Icahn Enterprises LP	1,979	103
			Rambus Inc (a)	40,150	555
			Rovi Corp (a)	18,176	372
REITS - (0.62)%			Skyworks Solutions Inc	12,970	971
Colony Capital Inc	31,884	589			$37,407
Cousins Properties Inc	21,749	240
Crown Castle International Corp	11,680	1,107	Shipbuilding - (0.04)%
Equinix Inc	4,553	1,678	Huntington Ingalls Industries Inc	7,100	1,173
Healthcare Realty Trust Inc	51,807	1,816
LTC Properties Inc	17,060	886	Software - (0.48)%
Medical Properties Trust Inc	70,610	1,078	Activision Blizzard Inc	61,250	2,534
Mid-America Apartment Communities Inc	4,723	444	Akamai Technologies Inc (a)	30,720	1,686
Spirit Realty Capital Inc	37,972	503	Amadeus IT Group SA	6,550	301
Starwood Property Trust Inc	28,066	643	Broadridge Financial Solutions Inc	9,405	652
Summit Hotel Properties Inc	137,630	1,968	Electronic Arts Inc (a)	63,110	5,126
Ventas Inc	34,040	2,474	IMS Health Holdings Inc (a)	32,584	972
Welltower Inc	46,517	3,570	SAP SE	5,020	441
		$16,996	Take-Two Interactive Software Inc (a)	23,850	1,037
			Tyler Technologies Inc (a)	2,890	474
Retail - (0.78)%
Advance Auto Parts Inc	23,110	3,637			$13,223
AutoNation Inc (a)	15,560	737
			Telecommunications - (0.34)%
Bed Bath & Beyond Inc	2,937	136	BCE Inc	12,115	566
Best Buy Co Inc	47,535	1,829	Cellnex Telecom SA	18,063	315
Cie Financiere Richemont SA	6,237	359	Ciena Corp (a)	16,959	364
CVS Health Corp	5,980	559	Deutsche Telekom AG	7,992	133
Dick's Sporting Goods Inc	14,189	832	Freenet AG	1,495	43
Dillard's Inc	2,141	129	General Communication Inc (a)	17,560	244
DineEquity Inc	5,470	427	GN Store Nord A/S	4,759	102
Dollar Tree Inc (a)	23,291	1,926
			Koninklijke KPN NV	46,590	152
Domino's Pizza Inc	9,590	1,434	Leap Wireless International Inc - Rights (a),(b),(c)	7,565	24
Dufry AG (a)	918	107
			Level 3 Communications Inc (a)	46,732	2,319
First Cash Financial Services Inc	3,617	187	Millicom International Cellular SA	1,507	77
Foot Locker Inc	18,887	1,240	Nokia OYJ	63,877	360
GameStop Corp	4,833	137	Palo Alto Networks Inc (a)	8,664	1,154
Gap Inc/The	5,824	145	SES SA	14,290	329
GNC Holdings Inc	5,243	110	Tele2 AB	56,560	470
Hennes & Mauritz AB	12,024	366	Telecom Italia SpA/Milano (a)	238,674	217
HUGO BOSS AG	3,132	191	Telefonica Deutschland Holding AG	25,779	106
JC Penney Co Inc (a)	170,011	1,603
			Telefonica SA	6,456	65
Kohl's Corp	3,382	150	Telenor ASA	770	14
L Brands Inc	1,867	142	T-Mobile US Inc (a)	51,685	2,395
Luxottica Group SpA	8,115	392
					$9,449
Macy's Inc	3,787	137
Nordstrom Inc	3,326	168	Textiles - (0.03)%
Pandora A/S	722	90	Mohawk Industries Inc (a)	4,130	879
Salvatore Ferragamo SpA	19,853	453
Starbucks Corp	19,730	1,109
			Transportation - (0.20)%
Swatch Group AG/The	1,571	405
Ulta Salon Cosmetics & Fragrance Inc (a)	3,200	791	FedEx Corp	7,860	1,296
			Heartland Express Inc	26,850	511
Walgreens Boots Alliance Inc	7,960	642
			Kuehne + Nagel International AG	1,107	155
Williams-Sonoma Inc	2,465	130	Old Dominion Freight Line Inc (a)	20,390	1,450
World Fuel Services Corp	23,525	1,049
Zalando SE (a)	262	10	Ship Finance International Ltd	23,869	360
			Union Pacific Corp	16,220	1,550
		$21,759	YRC Worldwide Inc (a)	16,895	196
Savings & Loans - (0.08)%					$5,518
BofI Holding Inc (a)	65,847	1,416
			Water - (0.06)%
New York Community Bancorp Inc	47,194	713
			American Water Works Co Inc	7,260	537
		$2,129	California Water Service Group	32,610	995
Semiconductors - (1.35)%					$1,532
ams AG	9,930	337	TOTAL COMMON STOCKS (proceeds $311,576)		$341,017
Analog Devices Inc	5,482	343

See accompanying notes.

Schedule of Investments Global Multi-Strategy Fund August 31, 2016

Short Sales Outstanding

PREFERRED STOCKS - (0.04)%		Shares Value (000's)			Principal
				BONDS (continued)	Amount (000's) Value (000's)
Automobile Manufacturers - (0.02)%
Volkswagen AG 0.17%		3,539	$490	Sovereign (continued)
				Turkey Government International Bond
				7.38%, 02/05/2025	$2,027	$2,438
Automobile Parts & Equipment - 0.00%
Schaeffler AG 0.35%		1,700	26			$16,729
				TOTAL BONDS (proceeds $47,831)		$49,659
				U.S. GOVERNMENT & GOVERNMENT	Principal
Chemicals - (0.01)%				AGENCY OBLIGATIONS - (11.95)%	Amount (000's) Value (000's)
FUCHS PETROLUB SE 0.82%		7,067	321
				U.S. Treasury - (11.95)%
				0.75%, 07/15/2019	$16,421	$16,349
Consumer Products - (0.01)%				0.88%, 06/15/2019	1,231	1,230
Henkel AG & Co KGaA 1.47%		554	73	1.13%, 07/31/2021	3,476	3,465
				1.38%, 01/31/2021	661	667
Electronics - 0.00%				1.50%, 08/15/2026	3,043	3,024
Sartorius AG 0.38%		848	67	1.63%, 05/15/2026	65,781	66,030
				2.50%, 05/15/2046	88,820	94,007
TOTAL PREFERRED STOCKS (proceeds $884)			$977	3.00%, 11/15/2045	13,317	15,519
	Principal			3.13%, 11/15/2041	50,948	60,503
BONDS- (1.80)%	Amount (000's) Value (000's)			4.50%, 02/15/2036	32,790	46,877
				5.38%, 02/15/2031	7,034	10,339
Chemicals - (0.03)%				6.25%, 05/15/2030	7,074	11,005
Chemours Co/The						$329,015
6.63%, 05/15/2023		$750	$720	TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY $		329,015
				OBLIGATIONS (proceeds $328,906)
Commercial Services - (0.07)%				TOTAL SHORT SALES (proceeds $689,197)		$720,668
United Rentals North America Inc
5.75%, 11/15/2024		1,969	2,058

				(a) Non-Income Producing Security
Diversified Financial Services - (0.06)%				(b)	Fair value of these investments is determined in good faith by the Manager
International Lease Finance Corp				under procedures established and periodically reviewed by the Board of
5.88%, 08/15/2022		1,436	1,621	Directors. At the end of the period, the fair value of these securities totaled
				$24 or 0.85% of net assets.
				(c)	Security is Illiquid. At the end of the period, the value of these securities
Electric - (0.48)%
				totaled $24 or 0.85% of net assets.
Saudi Electricity Global Sukuk Co 2
3.47%, 04/08/2023		13,000	13,325

Lodging - (0.04)%
Wynn Las Vegas LLC / Wynn Las Vegas
Capital Corp
5.50%, 03/01/2025		1,000	1,010

Mining - (0.24)%
Rio Tinto Finance PLC
2.88%, 12/11/2024	EUR	5,000	6,674

Pharmaceuticals - (0.24)%
Endo Finance LLC
5.75%, 01/15/2022		$2,000	1,864
Valeant Pharmaceuticals International Inc
5.38%, 03/15/2020		5,000	4,712
			$6,576

Retail - (0.03)%
Macy's Retail Holdings Inc
4.50%, 12/15/2034		1,000	946

Sovereign - (0.61)%
Colombia Government International Bond
4.00%, 02/26/2024		1,810	1,905
5.00%, 06/15/2045		556	602
Kazakhstan Government International Bond
5.13%, 07/21/2025		2,465	2,771
Oman Government International Bond
4.75%, 06/15/2026		5,000	5,171
South Africa Government International Bond
4.88%, 04/14/2026		3,694	3,842

See accompanying notes.

Schedule of Investments
Global Opportunities Equity Hedged Fund
August 31, 2016

COMMON STOCKS - 97.08%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Advertising - 0.90%			Engineering & Construction (continued)
Interpublic Group of Cos Inc/The	2,676	$62	Obayashi Corp	6,000	$56
			Promotora y Operadora de Infraestructura	3,100	37
Agriculture - 5.70%			SAB de CV
British American Tobacco PLC	2,314	144	Vinci SA	1,385	105
Imperial Brands PLC	1,341	70			$307
KT&G Corp	657	69	Environmental Control - 0.71%
Philip Morris International Inc	1,115	111	Waste Management Inc	765	49
		$394
Apparel - 0.52%			Food - 1.81%
Adidas AG	219	36	Koninklijke Ahold Delhaize NV (b)	2,289	55
			Kroger Co/The	2,187	70
Automobile Manufacturers - 0.55%					$125
Guangzhou Automobile Group Co Ltd	28,000	38	Food Service - 1.07%
			Compass Group PLC	3,933	74
Automobile Parts & Equipment - 0.90%
Toyota Industries Corp	1,300	62	Gas - 1.06%
			National Grid PLC	5,299	73
Banks - 8.69%
77 Bank Ltd/The	10,000	42	Healthcare - Services - 2.79%
Bank of Nova Scotia/The	1,100	59	Anthem Inc	632	79
BNP Paribas SA	1,303	66	Centene Corp (b)	1,668	114
JPMorgan Chase & Co	2,758	186			$193
Mitsubishi UFJ Financial Group Inc	10,100	56	Holding Companies - Diversified - 0.61%
Sumitomo Mitsui Financial Group Inc	1,100	38	Wharf Holdings Ltd/The	6,000	42
Sumitomo Mitsui Trust Holdings Inc	26,000	93
SunTrust Banks Inc	1,375	61	Insurance - 5.57%
		$601	Everest Re Group Ltd	274	53
Beverages - 0.74%			NN Group NV	1,959	58
Diageo PLC	1,853	51	Prudential Financial Inc	679	54
			SCOR SE	2,114	62
Biotechnology - 7.49%			Swiss Re AG	624	53
Amgen Inc (a)	1,140	194	Travelers Cos Inc/The	589	70
Charles River Laboratories International Inc	765	64	Unum Group	982	35
(b)					$385
Genmab A/S (b)	192	31	Internet - 4.99%
Gilead Sciences Inc (a)	2,927	229	Alphabet Inc - A Shares (b)	202	160
		$518	Auto Trader Group PLC (c)	6,294	31
Chemicals - 0.72%			Facebook Inc (b)	532	67
Lonza Group AG (b)	264	50	Symantec Corp	1,921	46
			Tencent Holdings Ltd	1,600	41
Commercial Services - 3.08%					$345
AMN Healthcare Services Inc (b)	1,195	43	Machinery - Construction & Mining - 1.45%
Aramark	1,781	68	ABB Ltd (b)	2,381	52
Qualicorp SA	5,200	36	Hitachi Ltd	10,000	48
Total System Services Inc	1,331	66			$100
		$213	Machinery - Diversified - 0.82%
Computers - 4.73%			Mitsubishi Heavy Industries Ltd	13,000	57
Accenture PLC - Class A	1,196	138
Capgemini SA	1,004	98	Media - 0.88%
Synopsys Inc (b)	1,538	91	CBS Corp	1,193	61
		$327
Cosmetics & Personal Care - 1.01%			Mining - 1.08%
Unilever NV	1,530	70	Barrick Gold Corp	2,013	34
			Kinross Gold Corp (b)	10,200	41
Distribution & Wholesale - 0.55%					$75
HD Supply Holdings Inc (b)	1,054	38	Miscellaneous Manufacturers - 1.85%
			Siemens AG	1,074	128
Diversified Financial Services - 0.52%
ORIX Corp	2,500	36	Oil & Gas - 1.79%
			Exxon Mobil Corp	409	36
Electric - 3.08%			Lukoil PJSC ADR	941	42
Exelon Corp	1,640	56	Seven Generations Energy Ltd (b)	2,000	46
Iberdrola SA	9,307	61			$124
Korea Electric Power Corp	1,138	59	Packaging & Containers - 0.69%
Tenaga Nasional BHD	10,000	37	Packaging Corp of America	615	48
		$213
Electronics - 0.85%			Pharmaceuticals - 6.09%
Honeywell International Inc	506	59	AbbVie Inc	1,912	123
			Pfizer Inc	3,826	133
Engineering & Construction - 4.44%			Shire PLC	1,555	97
Aena SA (c)	267	38	VCA Inc (b)	957	68
Eiffage SA	487	38			$421
EMCOR Group Inc	573	33

See accompanying notes.

Schedule of Investments

Global Opportunities Equity Hedged Fund August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value (000's)	Portfolio Summary (unaudited)
Pipelines - 0.85%			Country	Percent
TransCanada Corp	1,300	$59	United States	49.15%
			Japan	8.61%
Private Equity - 0.78%			United Kingdom	8.22%
3i Group PLC	6,724	54	France	7.01%
			Canada	5.09%
Real Estate - 1.13%			China	2.73%
Brookfield Asset Management Inc	2,300	78	Korea, Republic Of	2.63%
			Germany	2.38%
REITS - 1.78%			Switzerland	2.23%
Digital Realty Trust Inc	400	40	Ireland	1.99%
Extra Space Storage Inc	554	45	Netherlands	1.65%
Mid-America Apartment Communities Inc	409	38	Spain	1.44%
		$123	Brazil	1.27%
Retail - 1.34%			Bermuda	0.77%
Alimentation Couche-Tard Inc	700	36	Indonesia	0.71%
CVS Health Corp	614	57	Hong Kong	0.61%
		$93	Russian Federation	0.61%
Semiconductors - 2.01%			Taiwan, Province Of China	0.56%
Samsung Electronics Co Ltd	37	54	Mexico	0.54%
Taiwan Semiconductor Manufacturing Co Ltd	7,000	39	Malaysia	0.52%
Tokyo Electron Ltd	500	46	Denmark	0.44%
		$139	Other Assets and Liabilities	0.84%
Shipbuilding - 0.85%			TOTAL NET ASSETS	100.00%
Huntington Ingalls Industries Inc	355	59

Software - 2.76%
Microsoft Corp (a)	2,240	129
NetEase Inc ADR	293	62
		$191
Telecommunications - 6.19%
AT&T Inc	847	35
China Telecom Corp Ltd	90,000	46
Cisco Systems Inc	5,863	184
NTT DOCOMO Inc	2,500	63
Orange SA	3,351	51
Telekomunikasi Indonesia Persero Tbk PT	154,400	49
		$428
Water - 1.66%
Cia de Saneamento Basico do Estado de Sao	5,700	51
Paulo
Veolia Environnement SA	2,986	64
		$115
TOTAL COMMON STOCKS		$6,714
INVESTMENT COMPANIES - 2.08%	Shares Held	Value (000's)
Money Market Funds - 2.08%
Morgan Stanley Institutional Liquidity Funds -	143,870	144
Government Portfolio

TOTAL INVESTMENT COMPANIES		$144
Total Investments		$6,858
Other Assets and Liabilities - 0.84%		$58
TOTAL NET ASSETS - 100.00%		$6,916

(a)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $493 or 7.13% of net assets.
(b) Non-Income Producing Security
(c)		Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $69 or 1.00% of net assets.

		Futures Contracts
					Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
eMini MSCI EAFE; September 2016	Short	30	$2,385	$2,531	$(146)
eMini MSCI Emerging Markets; September 2016	Short	6	242	266	(24)

See accompanying notes.

		Schedule of Investments
Global Opportunities Equity Hedged Fund
August 31, 2016

Futures Contracts (continued)

					Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
S&P 500 Emini; September 2016	Short	33	$3,429	$3,580	$(151)
Total					$(321)
Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments Global Opportunities Fund August 31, 2016

COMMON STOCKS - 98.46%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Advertising - 0.86%				Engineering & Construction (continued)
Interpublic Group of Cos Inc/The	493,350	$11,416		Promotora y Operadora de Infraestructura	538,265	$6,454
				SAB de CV
Agriculture - 6.01%				Vinci SA	264,339	20,084
British American Tobacco PLC	468,651	29,076				$60,541
Imperial Brands PLC	275,785	14,466		Environmental Control - 0.77%
KT&G Corp	137,331	14,398		Waste Management Inc	160,655	10,272
Philip Morris International Inc	218,759	21,860
		$79,800		Food - 1.73%
Apparel - 0.58%				Koninklijke Ahold Delhaize NV (a)	418,627	10,050
Adidas AG	46,005	7,646		Kroger Co/The	403,197	12,898
						$22,948
Automobile Manufacturers - 0.50%				Food Service - 1.13%
Guangzhou Automobile Group Co Ltd	4,856,000	6,675		Compass Group PLC	790,058	14,954

Automobile Parts & Equipment - 0.82%				Gas - 1.17%
Toyota Industries Corp	226,000	10,842		National Grid PLC	1,130,785	15,562

Banks - 8.55%				Healthcare - Services - 2.56%
Bank of Nova Scotia/The	231,600	12,329		Anthem Inc	102,807	12,859
BNP Paribas SA	270,926	13,836		Centene Corp (a)	309,794	21,156
JPMorgan Chase & Co	508,687	34,336				$34,015
Mitsubishi UFJ Financial Group Inc	2,121,100	11,684		Holding Companies - Diversified - 0.65%
Sumitomo Mitsui Financial Group Inc	275,300	9,631		Wharf Holdings Ltd/The	1,221,000	8,605
Sumitomo Mitsui Trust Holdings Inc	5,491,000	19,703
SunTrust Banks Inc	272,944	12,029		Insurance - 5.75%
		$113,548		Everest Re Group Ltd	49,701	9,611
Beverages - 0.74%				NN Group NV	411,154	12,276
Diageo PLC	352,938	9,782		Prudential Financial Inc	128,196	10,176
				SCOR SE	438,991	12,953
Biotechnology - 7.76%				Swiss Re AG	113,257	9,571
Amgen Inc	234,575	39,892		Travelers Cos Inc/The	120,884	14,350
Charles River Laboratories International Inc	133,643	11,120		Unum Group	206,970	7,370
(a)						$76,307
Genmab A/S (a)	36,761	5,872		Internet - 5.08%
Gilead Sciences Inc	589,298	46,189		Alphabet Inc - A Shares (a)	38,227	30,194
		$103,073		Auto Trader Group PLC (b)	1,166,975	5,717
Chemicals - 0.74%				Facebook Inc (a)	107,798	13,595
Lonza Group AG (a)	51,530	9,777		Symantec Corp	399,645	9,643
				Tencent Holdings Ltd	322,600	8,360
Commercial Services - 3.23%						$67,509
AMN Healthcare Services Inc (a)	252,310	9,141		Machinery - Construction & Mining - 1.42%
Aramark	340,589	12,918		ABB Ltd (a)	431,114	9,352
Qualicorp SA	1,058,100	7,386		Hitachi Ltd	1,964,000	9,441
Total System Services Inc	272,850	13,438				$18,793
		$42,883		Machinery - Diversified - 0.88%
Computers - 4.45%				Mitsubishi Heavy Industries Ltd	2,680,000	11,693
Accenture PLC - Class A	216,921	24,946
Capgemini SA	177,887	17,381		Media - 0.88%
Synopsys Inc (a)	281,924	16,715		CBS Corp	229,832	11,728
		$59,042
Cosmetics & Personal Care - 1.14%				Mining - 1.10%
Unilever NV	330,137	15,190		Barrick Gold Corp	429,106	7,299
				Kinross Gold Corp (a)	1,832,400	7,322
Distribution & Wholesale - 0.60%						$14,621
HD Supply Holdings Inc (a)	219,278	7,918		Miscellaneous Manufacturers - 1.79%
				Siemens AG	198,798	23,716
Diversified Financial Services - 0.53%
ORIX Corp	486,300	7,008		Oil & Gas - 2.14%
				Antero Resources Corp (a)	155,017	3,962
Electric - 3.18%				Exxon Mobil Corp	87,053	7,586
Exelon Corp	343,455	11,678		Lukoil PJSC ADR	170,554	7,643
Iberdrola SA	1,912,589	12,598		Seven Generations Energy Ltd (a)	400,400	9,221
Korea Electric Power Corp	218,018	11,324				$28,412
Tenaga Nasional BHD	1,833,300	6,659		Packaging & Containers - 0.70%
		$42,259		Packaging Corp of America	118,573	9,323
Electronics - 0.82%
Honeywell International Inc	93,277	10,886		Pharmaceuticals - 6.10%
				AbbVie Inc	342,142	21,931
Engineering & Construction - 4.56%				Pfizer Inc	781,583	27,199
Aena SA (b)	56,024	7,919		Shire PLC	280,536	17,520
Eiffage SA	101,853	7,987		VCA Inc (a)	202,485	14,338
EMCOR Group Inc	109,085	6,246				$80,988
Obayashi Corp	1,282,900	11,851

See accompanying notes.

Schedule of Investments Global Opportunities Fund August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	Portfolio Summary (unaudited)
Pipelines - 0.90%				Country	Percent
TransCanada Corp	263,800	$11,963		United States	48.23%
				United Kingdom	8.67%
Private Equity - 0.78%				Japan	8.46%
3i Group PLC	1,282,079	10,348		France	7.21%
				Canada	5.29%
Real Estate - 1.07%				Korea, Republic Of	2.77%
Brookfield Asset Management Inc	420,024	14,173		China	2.63%
				Germany	2.37%
REITS - 1.69%				Switzerland	2.17%
Digital Realty Trust Inc	77,819	7,711		Ireland	1.88%
Extra Space Storage Inc	92,384	7,442		Netherlands	1.68%
Mid-America Apartment Communities Inc	77,519	7,286		Spain	1.55%
		$22,439		Brazil	1.35%
Retail - 1.51%				Indonesia	0.74%
Alimentation Couche-Tard Inc	153,716	7,927		Bermuda	0.72%
CVS Health Corp	129,393	12,086		Hong Kong	0.65%
		$20,013		Russian Federation	0.58%
Semiconductors - 2.09%				Taiwan, Province Of China	0.56%
Samsung Electronics Co Ltd	7,716	11,192		Malaysia	0.50%
Taiwan Semiconductor Manufacturing Co Ltd	1,329,000	7,380		Mexico	0.49%
Tokyo Electron Ltd	100,100	9,216		Denmark	0.44%
		$27,788		Other Assets and Liabilities	1.06%
Shipbuilding - 0.87%				TOTAL NET ASSETS	100.00%
Huntington Ingalls Industries Inc	69,795	11,528

Software - 2.82%
Microsoft Corp	452,709	26,013
NetEase Inc ADR	54,172	11,483
		$37,496
Telecommunications - 6.03%
AT&T Inc	166,958	6,825
China Telecom Corp Ltd	16,590,000	8,548
Cisco Systems Inc	1,053,351	33,118
NTT DOCOMO Inc	451,600	11,389
Orange SA	678,914	10,349
Telekomunikasi Indonesia Persero Tbk PT	31,116,400	9,833
		$80,062
Water - 1.78%
Cia de Saneamento Basico do Estado de Sao	1,152,500	10,432
Paulo
Veolia Environnement SA	620,048	13,213
		$23,645
TOTAL COMMON STOCKS		$1,307,187
INVESTMENT COMPANIES - 0.48%	Shares Held	Value(000	's)
Money Market Funds - 0.48%
Morgan Stanley Institutional Liquidity Funds -	6,378,186	6,378
Government Portfolio

TOTAL INVESTMENT COMPANIES		$6,378
Total Investments		$1,313,565
Other Assets and Liabilities - 1.06%		$14,034
TOTAL NET ASSETS - 100.00%		$1,327,599

(a)	Non-Income Producing Security
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $13,636 or 1.03% of net assets.

See accompanying notes.

Schedule of Investments
International Equity Index Fund
August 31, 2016

COMMON STOCKS - 97.21%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Advertising - 0.48%				Automobile Parts & Equipment (continued)
Dentsu Inc	15,300	$843		Mobileye NV (a)	12,435	$608
Hakuhodo DY Holdings Inc	15,100	164		NGK Insulators Ltd	18,600	404
JCDecaux SA	5,268	181		NGK Spark Plug Co Ltd	12,600	237
Publicis Groupe SA	13,440	1,000		NHK Spring Co Ltd	14,600	138
WPP PLC	91,550	2,114		NOK Corp	6,700	136
		$4,302		Nokian Renkaat OYJ	8,118	293
Aerospace & Defense - 1.06%				Stanley Electric Co Ltd	10,700	274
Airbus Group SE	41,458	2,429		Sumitomo Electric Industries Ltd	53,400	793
BAE Systems PLC	224,994	1,590		Sumitomo Rubber Industries Ltd	12,100	180
Cobham PLC	121,100	257		Toyoda Gosei Co Ltd	4,500	104
IHI Corp	104,000	319		Toyota Industries Corp	11,500	552
Kawasaki Heavy Industries Ltd	100,000	293		Valeo SA	16,903	878
Leonardo-Finmeccanica SpA (a)	28,697	328		Yokohama Rubber Co Ltd/The	7,800	127
Meggitt PLC	54,971	338				$12,505
Rolls-Royce Holdings PLC (a)	130,379	1,318		Banks - 11.81%
Safran SA	22,178	1,555		ABN AMRO Group NV (b)	16,663	343
Thales SA	7,482	649		Aozora Bank Ltd	83,000	294
Zodiac Aerospace	14,393	328		Australia & New Zealand Banking Group Ltd	206,877	4,174
		$9,404		Banco Bilbao Vizcaya Argentaria SA	459,508	2,856
Agriculture - 1.73%				Banco de Sabadell SA	374,957	509
				Banco Espirito Santo SA (a),(c)	131,709	—
British American Tobacco PLC	132,188	8,201
Golden Agri-Resources Ltd	500,600	132		Banco Popular Espanol SA	238,072	322
Imperial Brands PLC	67,979	3,566		Banco Santander SA	1,023,518	4,591
Japan Tobacco Inc	77,900	3,018		Bank Hapoalim BM	75,589	406
				Bank Leumi Le-Israel BM (a)	102,591	384
Swedish Match AB	13,383	477
		$15,394		Bank of East Asia Ltd/The	85,600	345
				Bank of Ireland (a)	1,950,585	441
Airlines - 0.18%
ANA Holdings Inc	82,000	223		Bank of Kyoto Ltd/The	21,000	152
Cathay Pacific Airways Ltd	83,000	119		Bank of Queensland Ltd	27,016	214
Deutsche Lufthansa AG	16,527	192		Bankia SA	326,667	275
easyJet PLC	11,266	164		Bankinter SA	47,802	351
International Consolidated Airlines Group SA	57,447	289		Barclays PLC	1,198,934	2,710
Japan Airlines Co Ltd	8,400	257		Bendigo & Adelaide Bank Ltd	32,735	270
Qantas Airways Ltd (a)	36,560	89		BNP Paribas SA	75,122	3,837
Singapore Airlines Ltd	38,200	294		BOC Hong Kong Holdings Ltd	262,000	915
		$1,627		CaixaBank SA	188,586	509
				Chiba Bank Ltd/The	49,000	291
Apparel - 0.90%
				Chugoku Bank Ltd/The	12,000	148
Adidas AG	13,352	2,219
				Commerzbank AG	75,481	529
Asics Corp	11,300	229
				Commonwealth Bank of Australia	121,617	6,552
Burberry Group PLC	31,556	541		Concordia Financial Group Ltd (a)	82,900	429
Christian Dior SE	3,865	670
				Credit Agricole SA	74,859	710
Hermes International	1,871	792		Credit Suisse Group AG (a)	131,853	1,719
LVMH Moet Hennessy Louis Vuitton SE	19,776	3,346
				Danske Bank A/S	48,826	1,433
Yue Yuen Industrial Holdings Ltd	52,500	223
				DBS Group Holdings Ltd	124,800	1,371
		$8,020		Deutsche Bank AG (a)	97,801	1,438
Automobile Manufacturers - 3.55%				DNB ASA	69,296	840
Bayerische Motoren Werke AG	23,477	2,040		Erste Group Bank AG	21,333	599
Daimler AG	68,273	4,726		Fukuoka Financial Group Inc	54,000	229
Ferrari NV	8,707	420		Hachijuni Bank Ltd/The	28,900	153
Fiat Chrysler Automobiles NV	63,979	443		Hang Seng Bank Ltd	54,200	949
Fuji Heavy Industries Ltd	43,500	1,731		Hiroshima Bank Ltd/The	34,000	142
Hino Motors Ltd	18,300	203		HSBC Holdings PLC	1,404,863	10,445
Honda Motor Co Ltd	115,500	3,558		ING Groep NV	274,924	3,441
Isuzu Motors Ltd	42,100	486		Intesa Sanpaolo SpA	899,654	2,138
Mazda Motor Corp	40,400	670		Intesa Sanpaolo SpA	66,121	146
Mitsubishi Motors Corp	48,800	223		Investec PLC	43,779	259
Nissan Motor Co Ltd	175,300	1,722
Peugeot SA (a)	34,401	509		Iyo Bank Ltd/The	17,200	111
				Japan Post Bank Co Ltd	28,600	337
Renault SA	13,629	1,119		Joyo Bank Ltd/The	43,000	171
Suzuki Motor Corp	24,300	808		KBC Group NV	17,787	1,055
Toyota Motor Corp	189,300	11,441		Kyushu Financial Group Inc	24,600	146
Volkswagen AG	2,301	333		Lloyds Banking Group PLC	4,554,860	3,550
Volvo AB - B Shares	109,324	1,174		Mediobanca SpA	40,144	298
		$31,606		Mitsubishi UFJ Financial Group Inc	904,100	4,980
Automobile Parts & Equipment - 1.40%				Mizrahi Tefahot Bank Ltd	9,868	119
Aisin Seiki Co Ltd	13,500	639		Mizuho Financial Group Inc	1,686,400	2,938
Bridgestone Corp	46,100	1,585		National Australia Bank Ltd	187,568	3,847
Cie Generale des Etablissements Michelin	12,906	1,376		Natixis SA	66,562	295
Continental AG	7,800	1,632		Nordea Bank AB	215,379	2,103
Denso Corp	34,500	1,430		Oversea-Chinese Banking Corp Ltd	219,100	1,379
GKN PLC	121,542	496		Raiffeisen Bank International AG (a)	8,310	118
JTEKT Corp	15,800	246		Resona Holdings Inc	156,500	717
Koito Manufacturing Co Ltd	7,900	377		Royal Bank of Scotland Group PLC (a)	249,688	661

See accompanying notes.

Schedule of Investments
International Equity Index Fund
August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Banks (continued)				Chemicals (continued)
Seven Bank Ltd	42,200	$150		Israel Chemicals Ltd	36,169	$153
Shinsei Bank Ltd	126,000	201		Johnson Matthey PLC	13,723	602
Shizuoka Bank Ltd/The	37,000	305		JSR Corp	13,500	198
Skandinaviska Enskilda Banken AB	107,710	1,051		K+S AG	13,572	284
Societe Generale SA	54,405	1,986		Kaneka Corp	20,000	163
Standard Chartered PLC (a)	232,732	1,962		Kansai Paint Co Ltd	15,400	340
Sumitomo Mitsui Financial Group Inc	95,200	3,330		Koninklijke DSM NV	12,864	898
Sumitomo Mitsui Trust Holdings Inc	234,440	841		Kuraray Co Ltd	25,100	359
Suruga Bank Ltd	12,300	293		LANXESS AG	6,490	345
Svenska Handelsbanken AB	107,422	1,384		Linde AG	13,170	2,249
Swedbank AB	64,214	1,477		Lonza Group AG (a)	3,752	712
UBS Group AG	259,355	3,759		Mitsubishi Chemical Holdings Corp	96,100	608
UniCredit SpA	372,347	958		Mitsubishi Gas Chemical Co Inc	26,000	176
Unione di Banche Italiane SpA	63,940	172		Mitsui Chemicals Inc	65,000	312
United Overseas Bank Ltd	91,800	1,211		Nippon Paint Holdings Co Ltd	11,500	412
Westpac Banking Corp	236,532	5,228		Nitto Denko Corp	11,700	800
Yamaguchi Financial Group Inc	14,000	148		Novozymes A/S	16,353	709
		$105,140		OCI NV (a)	6,723	118
Beverages - 2.75%				Shin-Etsu Chemical Co Ltd	27,600	2,029
Anheuser-Busch InBev SA/NV	57,018	7,074		Solvay SA	5,254	577
Asahi Group Holdings Ltd	27,400	897		Sumitomo Chemical Co Ltd	111,000	509
Carlsberg A/S	7,585	712		Symrise AG	8,744	643
Coca-Cola Amatil Ltd	40,608	298		Syngenta AG	6,590	2,877
Coca-Cola European Partners PLC (a)	15,390	594		Taiyo Nippon Sanso Corp	9,200	94
Coca-Cola HBC AG (a)	12,825	282		Teijin Ltd	66,000	246
Diageo PLC	178,484	4,947		Toray Industries Inc	104,000	1,002
Heineken Holding NV	7,147	576		Umicore SA	6,750	399
Heineken NV	16,337	1,463		Yara International ASA	12,678	449
Kirin Holdings Co Ltd	58,300	950				$32,763
Pernod Ricard SA	15,056	1,732		Commercial Services - 1.94%
Remy Cointreau SA	1,554	136		Abertis Infraestructuras SA	45,647	707
SABMiller PLC	68,993	3,987		Adecco Group AG	11,753	677
Suntory Beverage & Food Ltd	9,800	389		Aggreko PLC	18,161	243
Treasury Wine Estates Ltd	52,339	441		Ashtead Group PLC	35,691	593
		$24,478		Atlantia SpA	29,276	753
Biotechnology - 0.37%				Babcock International Group PLC	17,875	246
CSL Ltd	32,440	2,632		Benesse Holdings Inc	4,600	106
Genmab A/S (a)	4,030	644		Brambles Ltd	112,457	1,039
		$3,276		Bureau Veritas SA	18,804	404
Building Materials - 1.42%				Capita PLC	47,261	643
Asahi Glass Co Ltd	71,000	452		Dai Nippon Printing Co Ltd	37,000	377
Boral Ltd	52,727	262		Edenred	14,733	322
Cie de Saint-Gobain	35,097	1,541		Experian PLC	68,060	1,353
CRH PLC	58,821	1,977		G4S PLC	110,020	333
Daikin Industries Ltd	16,600	1,540		Hutchison Port Holdings Trust	370,641	159
Fletcher Building Ltd	49,104	377		Intertek Group PLC	11,443	525
Geberit AG	2,680	1,170		ISS A/S	11,849	480
HeidelbergCement AG	9,993	927		Park24 Co Ltd	7,200	211
Imerys SA	2,539	179		Randstad Holding NV	8,435	399
James Hardie Industries PLC	31,595	514		Recruit Holdings Co Ltd	19,900	758
LafargeHolcim Ltd (a)	32,275	1,714		RELX NV	70,542	1,251
LIXIL Group Corp	18,900	382		RELX PLC	77,596	1,473
Rinnai Corp	2,400	225		Secom Co Ltd	14,800	1,124
Sika AG	152	725		Securitas AB	22,202	386
Taiheiyo Cement Corp	85,000	258		SGS SA	388	853
TOTO Ltd	10,000	380		Sohgo Security Services Co Ltd	5,000	250
		$12,623		Toppan Printing Co Ltd	36,000	321
Chemicals - 3.68%				Transurban Group	144,335	1,242
Air Liquide SA	24,421	2,685				$17,228
Air Water Inc	10,000	185		Computers - 0.59%
Akzo Nobel NV	17,557	1,183		Atos SE	6,249	616
Arkema SA	4,816	431		Capgemini SA	11,598	1,133
Asahi Kasei Corp	89,000	752		Computershare Ltd	33,057	245
BASF SE	65,126	5,283		Fujitsu Ltd	131,000	667
Brenntag AG	10,955	596		Gemalto NV	5,687	397
Covestro AG (b)	5,025	261		Ingenico Group SA	3,892	420
Croda International PLC	9,306	405		Nomura Research Institute Ltd	8,710	295
Daicel Corp	19,800	253		NTT Data Corp	8,900	464
EMS-Chemie Holding AG	580	309		Obic Co Ltd	4,500	231
Evonik Industries AG	11,564	388		Otsuka Corp	3,600	153
Givaudan SA	655	1,355		TDK Corp	8,700	623
Hitachi Chemical Co Ltd	7,300	158				$5,244
Incitec Pivot Ltd	119,633	256

See accompanying notes.

Schedule of Investments
International Equity Index Fund
August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Consumer Products - 0.61%				Electric (continued)
Henkel AG & Co KGaA	7,368	$826		Hokuriku Electric Power Co	11,800	$141
Reckitt Benckiser Group PLC	45,005	4,347		Iberdrola SA	384,452	2,532
Societe BIC SA	2,039	298		Kansai Electric Power Co Inc/The (a)	49,900	428
		$5,471		Kyushu Electric Power Co Inc	30,200	281
Cosmetics & Personal Care - 2.07%				Mercury NZ Ltd	48,822	112
Beiersdorf AG	7,147	664		Meridian Energy Ltd	90,868	191
Kao Corp	35,600	1,851		Origin Energy Ltd	124,318	490
Kose Corp	2,100	189		Power Assets Holdings Ltd	98,500	941
L'Oreal SA	17,963	3,401		Red Electrica Corp SA	30,693	661
Pola Orbis Holdings Inc	1,600	128		RWE AG (a)	34,701	566
Shiseido Co Ltd	26,900	677		Shikoku Electric Power Co Inc	11,800	113
Svenska Cellulosa AB SCA	43,034	1,323		SSE PLC	71,448	1,413
Unicharm Corp	28,500	692		Terna Rete Elettrica Nazionale SpA	106,892	553
Unilever NV	115,508	5,315		Tohoku Electric Power Co Inc	32,000	401
Unilever PLC	91,007	4,225		Tokyo Electric Power Co Holdings Inc (a)	102,500	413
		$18,465				$20,143
Distribution & Wholesale - 1.06%				Electrical Components & Equipment - 0.76%
Bunzl PLC	23,771	736		Brother Industries Ltd	16,700	281
ITOCHU Corp	106,100	1,253		Casio Computer Co Ltd	16,200	229
Jardine Cycle & Carriage Ltd	6,900	215		Legrand SA	18,932	1,137
Li & Fung Ltd	416,000	214		Mabuchi Motor Co Ltd	3,400	181
Marubeni Corp	117,000	584		Nidec Corp	16,900	1,525
Mitsubishi Corp	107,000	2,229		OSRAM Licht AG	6,309	330
Mitsui & Co Ltd	121,000	1,611		Prysmian SpA	13,830	342
Rexel SA	21,429	345		Schneider Electric SE	39,658	2,705
Sumitomo Corp	84,200	914				$6,730
Toyota Tsusho Corp	15,000	343		Electronics - 1.25%
Wolseley PLC	17,884	1,029		Alps Electric Co Ltd	13,300	301
		$9,473		Hamamatsu Photonics KK	10,100	318
Diversified Financial Services - 1.60%				Hirose Electric Co Ltd	2,285	294
Aberdeen Asset Management PLC	65,415	276		Hitachi High-Technologies Corp	4,800	178
Acom Co Ltd (a)	28,200	135		Hoya Corp	28,600	1,109
AEON Financial Service Co Ltd	7,300	134		Keyence Corp	3,240	2,274
AerCap Holdings NV (a)	11,786	471		Koninklijke Philips NV	66,024	1,914
ASX Ltd	13,727	527		Kyocera Corp	22,700	1,079
Credit Saison Co Ltd	10,500	181		Minebea Co Ltd	24,000	244
Daiwa Securities Group Inc	118,000	691		Murata Manufacturing Co Ltd	13,500	1,821
Deutsche Boerse AG	13,876	1,108		NEC Corp	185,000	472
Hargreaves Lansdown PLC	18,497	321		Nippon Electric Glass Co Ltd	30,000	151
Hong Kong Exchanges and Clearing Ltd	82,000	2,001		Omron Corp	13,600	462
ICAP PLC	39,271	247		Yaskawa Electric Corp	17,900	264
Japan Exchange Group Inc	36,900	578		Yokogawa Electric Corp	16,100	207
Julius Baer Group Ltd (a)	15,870	666				$11,088
London Stock Exchange Group PLC	22,243	804		Energy - Alternate Sources - 0.15%
Macquarie Group Ltd	21,717	1,315		Vestas Wind Systems A/S	15,709	1,304
Mitsubishi UFJ Lease & Finance Co Ltd	31,700	149
Nomura Holdings Inc	257,400	1,215		Engineering & Construction - 1.20%
ORIX Corp	93,800	1,352		ACS Actividades de Construccion y Servicios	13,739	390
Partners Group Holding AG	1,230	564		SA
Platinum Asset Management Ltd	16,640	67		Aena SA (b)	4,786	677
Provident Financial PLC	10,467	413		Aeroports de Paris	2,104	217
Schroders PLC	9,616	352		Auckland International Airport Ltd	67,547	367
Singapore Exchange Ltd	57,000	316		Boskalis Westminster	6,235	224
Worldpay Group PLC (a),(b)	99,270	389		Bouygues SA	14,686	467
		$14,272		Cheung Kong Infrastructure Holdings Ltd	46,000	386
Electric - 2.26%				CIMIC Group Ltd	7,012	156
AGL Energy Ltd	47,842	666		Eiffage SA	4,172	327
AusNet Services	125,422	162		Ferrovial SA	34,329	677
Chubu Electric Power Co Inc	45,600	617		Fraport AG Frankfurt Airport Services	2,949	164
Chugoku Electric Power Co Inc/The	19,700	237		Worldwide
CLP Holdings Ltd	116,000	1,189		HOCHTIEF AG	1,474	198
Contact Energy Ltd	50,736	191		Japan Airport Terminal Co Ltd	3,200	126
DUET Group	172,521	341		JGC Corp	14,600	232
E.ON SE	141,886	1,305		Kajima Corp	63,000	423
EDP - Energias de Portugal SA	164,208	552		LendLease Group	39,227	407
Electric Power Development Co Ltd	10,400	254		Obayashi Corp	46,000	425
Electricite de France SA	17,699	227		Shimizu Corp	38,000	339
Endesa SA	22,522	459		Singapore Technologies Engineering Ltd	110,700	262
Enel SpA	540,673	2,389		Skanska AB	24,112	528
Engie SA	103,608	1,656		Sydney Airport	77,462	423
Fortum OYJ	31,495	486		Taisei Corp	74,000	556
HK Electric Investments & HK Electric	187,500	176		Vinci SA	35,815	2,721
Investments Ltd (b)						$10,692

See accompanying notes.

Schedule of Investments
International Equity Index Fund
August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Entertainment - 0.43%				Gas (continued)
Aristocrat Leisure Ltd	38,400	$435		Osaka Gas Co Ltd	132,000	$520
Genting Singapore PLC	428,800	226		Snam SpA	173,756	965
Merlin Entertainments PLC (b)	50,325	317		Toho Gas Co Ltd	27,000	230
Oriental Land Co Ltd/Japan	15,400	903		Tokyo Gas Co Ltd	145,000	622
Paddy Power Betfair PLC	5,642	676				$9,184
Sankyo Co Ltd	3,100	108		Hand & Machine Tools - 0.46%
Sega Sammy Holdings Inc	13,100	179		Fuji Electric Co Ltd	39,000	178
Tabcorp Holdings Ltd	58,957	220		Makita Corp	7,900	568
Tatts Group Ltd	103,846	297		Sandvik AB	75,603	820
Toho Co Ltd/Tokyo	8,000	233		Schindler Holding AG	3,136	590
William Hill PLC	61,580	258		Schindler Holding AG	1,448	274
		$3,852		SMC Corp/Japan	4,000	1,128
Environmental Control - 0.02%				Techtronic Industries Co Ltd	97,500	395
Kurita Water Industries Ltd	7,100	162		THK Co Ltd	8,500	167
						$4,120
Food - 4.91%				Healthcare - Products - 0.91%
Ajinomoto Co Inc	39,300	834		Cochlear Ltd	4,056	429
Aryzta AG (a)	6,185	247		Coloplast A/S	8,423	641
Associated British Foods PLC	25,260	1,009		CYBERDYNE Inc (a)	7,300	115
Barry Callebaut AG (a)	155	199		Essilor International SA	14,582	1,857
Calbee Inc	5,600	204		Getinge AB	14,191	277
Carrefour SA	39,272	991		Olympus Corp	20,700	678
Casino Guichard Perrachon SA	4,013	199		QIAGEN NV (a)	15,696	415
Chocoladefabriken Lindt & Spruengli AG	71	411		Shimadzu Corp	17,000	267
Chocoladefabriken Lindt & Spruengli AG	7	482		Smith & Nephew PLC	63,456	1,025
Chr Hansen Holding A/S	7,012	425		Sonova Holding AG	3,779	523
Colruyt SA	4,773	262		Sysmex Corp	11,100	716
Danone SA	41,857	3,186		Terumo Corp	24,200	943
Distribuidora Internacional de Alimentacion	44,137	270		William Demant Holding A/S (a)	8,490	178
SA						$8,064
First Pacific Co Ltd/Hong Kong	150,000	112		Healthcare - Services - 0.63%
ICA Gruppen AB	5,705	195		Fresenius Medical Care AG & Co KGaA	15,529	1,373
J Sainsbury PLC	116,291	367		Fresenius SE & Co KGaA	29,034	2,116
Jeronimo Martins SGPS SA	17,848	289		Healthscope Ltd	123,031	282
Kerry Group PLC	11,229	955		Mediclinic International PLC	26,137	351
Kikkoman Corp	10,000	315		Miraca Holdings Inc	4,000	190
Koninklijke Ahold Delhaize NV (a)	90,853	2,181
				Ramsay Health Care Ltd	10,030	624
Marine Harvest ASA (a)	27,127	419
				Ryman Healthcare Ltd	26,590	185
MEIJI Holdings Co Ltd	8,100	730		Sonic Healthcare Ltd	27,962	483
METRO AG	12,640	375				$5,604
Nestle SA	226,083	18,017		Holding Companies - Diversified - 0.66%
NH Foods Ltd	12,000	263		Bollore SA	61,640	223
Nisshin Seifun Group Inc	13,995	198		CK Hutchison Holdings Ltd	191,132	2,452
Nissin Foods Holdings Co Ltd	4,100	228		Industrivarden AB	11,639	212
Orkla ASA	57,799	529		Jardine Matheson Holdings Ltd	17,600	1,053
Seven & i Holdings Co Ltd	53,500	2,252		Keppel Corp Ltd	103,100	391
Tate & Lyle PLC	33,073	319		Noble Group Ltd (a)	621,200	54
Tesco PLC (a)	579,610	1,266
				NWS Holdings Ltd	108,500	193
Toyo Suisan Kaisha Ltd	6,200	254		Swire Pacific Ltd	38,500	425
Wesfarmers Ltd	79,851	2,544		Wendel SA	2,042	232
WH Group Ltd (b)	415,000	326
				Wharf Holdings Ltd/The	96,000	677
Wilmar International Ltd	136,200	307				$5,912
Wm Morrison Supermarkets PLC	157,303	407
				Home Builders - 0.46%
Woolworths Ltd	90,674	1,613		Barratt Developments PLC	71,070	461
Yakult Honsha Co Ltd	6,200	274		Berkeley Group Holdings PLC	9,313	327
Yamazaki Baking Co Ltd	9,300	211		Daiwa House Industry Co Ltd	40,100	1,036
		$43,665		Iida Group Holdings Co Ltd	10,420	196
Food Service - 0.34%				Persimmon PLC	21,817	523
Compass Group PLC	116,496	2,205		Sekisui Chemical Co Ltd	28,900	405
Sodexo SA	6,684	776		Sekisui House Ltd	42,800	690
		$2,981		Taylor Wimpey PLC	231,495	490
Forest Products & Paper - 0.21%						$4,128
Mondi PLC	26,039	530		Home Furnishings - 0.60%
Oji Holdings Corp	57,000	229		Electrolux AB	17,058	445
Stora Enso OYJ	39,063	345		Hoshizaki Corp	3,500	280
UPM-Kymmene OYJ	37,846	761		Panasonic Corp	156,500	1,610
		$1,865		Sharp Corp/Japan (a)	106,000	145
Gas - 1.03%				Sony Corp	89,500	2,878
Centrica PLC	384,713	1,176				$5,358
Enagas SA	16,081	473		Insurance - 5.18%
Gas Natural SDG SA	24,835	513		Admiral Group PLC	14,995	404
Hong Kong & China Gas Co Ltd	540,350	1,029		Aegon NV	129,405	531
National Grid PLC	265,675	3,656		Ageas	13,821	479

See accompanying notes.

Schedule of Investments
International Equity Index Fund
August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Insurance (continued)				Iron & Steel (continued)
AIA Group Ltd	854,400	$5,381		voestalpine AG	8,063	$267
Allianz SE	32,405	4,817				$4,235
AMP Ltd	209,726	828		Leisure Products & Services - 0.31%
Assicurazioni Generali SpA	82,956	1,057		Carnival PLC	13,504	649
Aviva PLC	287,748	1,624		Flight Centre Travel Group Ltd	3,935	109
AXA SA	137,742	2,899		Shimano Inc	5,200	758
Baloise Holding AG	3,545	422		TUI AG	35,366	494
Challenger Ltd/Australia	40,503	279		Yamaha Corp	11,800	383
CNP Assurances	12,172	196		Yamaha Motor Co Ltd	19,800	407
Dai-ichi Life Insurance Co Ltd/The	76,400	1,067				$2,800
Direct Line Insurance Group PLC	97,498	474		Lodging - 0.45%
Gjensidige Forsikring ASA	14,181	243		Accor SA	12,105	458
Hannover Rueck SE	4,275	437		City Developments Ltd	28,900	180
Insurance Australia Group Ltd	172,404	719		Crown Resorts Ltd	25,824	254
Japan Post Holdings Co Ltd	31,900	418		Galaxy Entertainment Group Ltd	166,000	539
Legal & General Group PLC	421,836	1,167		InterContinental Hotels Group PLC	13,306	570
Mapfre SA	76,427	207		Melco Crown Entertainment Ltd ADR	13,492	175
Medibank Pvt Ltd	195,279	394		MGM China Holdings Ltd	67,200	103
MS&AD Insurance Group Holdings Inc	35,800	1,025		Sands China Ltd	171,600	673
Muenchener Rueckversicherungs-Gesellschaft	11,419	2,062		Shangri-La Asia Ltd	86,166	93
AG in Muenchen				SJM Holdings Ltd	140,000	88
NN Group NV	22,469	671		Whitbread PLC	12,952	710
Old Mutual PLC	349,484	893		Wynn Macau Ltd	110,000	153
Poste Italiane SpA (b)	37,045	258
						$3,996
Prudential PLC	182,434	3,282		Machinery - Construction & Mining - 1.13%
QBE Insurance Group Ltd	97,233	724		ABB Ltd (a)	139,513	3,026
RSA Insurance Group PLC	72,248	472		Atlas Copco AB - A Shares	47,616	1,350
Sampo Oyj	31,698	1,363		Atlas Copco AB - B Shares	27,669	711
SCOR SE	11,570	341		Hitachi Construction Machinery Co Ltd	7,600	142
Sompo Japan Nipponkoa Holdings Inc	25,050	805		Hitachi Ltd	343,000	1,649
Sony Financial Holdings Inc	12,200	168		Komatsu Ltd	65,500	1,433
St James's Place PLC	37,339	482		Mitsubishi Electric Corp	136,000	1,780
Standard Life PLC	140,065	671				$10,091
Suncorp Group Ltd	91,230	871
Swiss Life Holding AG (a)	2,274	570		Machinery - Diversified - 1.12%
				Alstom SA (a)	10,876	288
Swiss Re AG	23,657	1,999		Amada Holdings Co Ltd	24,100	252
T&D Holdings Inc	41,000	469		ANDRITZ AG	5,161	264
Tokio Marine Holdings Inc	48,300	1,903		CNH Industrial NV	72,479	530
Tryg A/S	8,213	164		FANUC Corp	13,800	2,351
UnipolSai SpA	80,259	134
Zurich Insurance Group AG (a)	10,670	2,732		GEA Group AG	12,966	695
				Hexagon AB	18,330	746
		$46,102		Husqvarna AB	29,524	255
Internet - 0.45%				Kone OYJ	23,903	1,200
Auto Trader Group PLC (b)	70,982	348
				Kubota Corp	74,900	1,101
Iliad SA	1,873	387		MAN SE	2,498	260
Kakaku.com Inc	10,100	169		Metso OYJ	7,996	224
M3 Inc	13,700	410		Mitsubishi Heavy Industries Ltd	227,000	990
Mixi Inc	3,200	114		Nabtesco Corp	7,900	204
Rakuten Inc	66,000	833		Sumitomo Heavy Industries Ltd	38,000	187
SBI Holdings Inc/Japan	15,090	179		Weir Group PLC/The	15,172	300
SEEK Ltd	23,202	280		Zardoya Otis SA	13,344	126
Start Today Co Ltd	4,100	190				$9,973
Trend Micro Inc/Japan	7,900	281
				Media - 0.85%
United Internet AG	8,721	358		Altice NV - A Shares (a)	26,203	438
Yahoo Japan Corp	100,900	412		Altice NV - B Shares (a)	7,745	129
		$3,961		Axel Springer SE	3,060	156
Investment Companies - 0.31%				ITV PLC	257,304	678
Eurazeo SA	2,873	175		Lagardere SCA	8,368	204
EXOR SpA	7,856	323		Pearson PLC	58,260	663
Groupe Bruxelles Lambert SA	5,720	502		ProSiebenSat.1 Media SE	15,514	669
Investor AB	32,297	1,139		RTL Group SA	2,743	231
Kinnevik AB (a)	16,691	410
				Schibsted ASA - A Shares	5,360	170
Pargesa Holding SA	2,464	170		Schibsted ASA - B Shares	6,318	183
		$2,719		SFR Group SA	7,768	207
Iron & Steel - 0.48%				Singapore Press Holdings Ltd	113,500	314
ArcelorMittal (a)	130,430	774
				Sky PLC	73,135	815
Fortescue Metals Group Ltd	110,396	406		Telenet Group Holding NV (a)	3,739	175
Hitachi Metals Ltd	15,100	183		Vivendi SA	82,489	1,598
JFE Holdings Inc	37,000	575		Wolters Kluwer NV	21,406	900
Kobe Steel Ltd	219,000	204				$7,530
Nippon Steel & Sumitomo Metal Corp	57,277	1,219		Metal Fabrication & Hardware - 0.32%
thyssenkrupp AG	26,084	607		Assa Abloy AB	71,070	1,437
				Maruichi Steel Tube Ltd	3,900	135

See accompanying notes.

Schedule of Investments
International Equity Index Fund
August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Metal Fabrication & Hardware (continued)				Pharmaceuticals (continued)
NSK Ltd	31,200	$323		Alfresa Holdings Corp	13,400	$250
SKF AB	28,228	475		Astellas Pharma Inc	149,600	2,284
Tenaris SA	33,483	461		AstraZeneca PLC	89,668	5,788
		$2,831		Bayer AG	58,637	6,260
Mining - 1.84%				Chugai Pharmaceutical Co Ltd	15,800	497
Alumina Ltd	173,572	173		Daiichi Sankyo Co Ltd	42,700	981
Anglo American PLC (a)	99,429	1,019		Eisai Co Ltd	17,900	1,044
Antofagasta PLC	27,961	182		Galenica AG	276	321
BHP Billiton Ltd	227,733	3,495		GlaxoSmithKline PLC	345,427	7,435
BHP Billiton PLC	149,762	1,948		Grifols SA	21,151	448
Boliden AB	19,394	410		Hikma Pharmaceuticals PLC	10,184	286
Fresnillo PLC	15,675	331		Hisamitsu Pharmaceutical Co Inc	4,300	193
Glencore PLC (a)	867,594	1,985		Kyowa Hakko Kirin Co Ltd	18,400	261
Mitsubishi Materials Corp	79,000	223		Medipal Holdings Corp	12,000	190
Newcrest Mining Ltd (a)	54,351	896		Merck KGaA	9,164	963
Norsk Hydro ASA	95,360	405		Mitsubishi Tanabe Pharma Corp	15,900	295
Randgold Resources Ltd	6,642	623		Novartis AG	158,341	12,472
Rio Tinto Ltd	30,078	1,076		Novo Nordisk A/S	135,570	6,345
Rio Tinto PLC	87,719	2,641		Ono Pharmaceutical Co Ltd	29,200	761
South32 Ltd	377,496	544		Orion Oyj	7,273	275
Sumitomo Metal Mining Co Ltd	34,000	432		Otsuka Holdings Co Ltd	27,600	1,197
		$16,383		Roche Holding AG	49,817	12,160
Miscellaneous Manufacturers - 1.24%				Sanofi	82,122	6,337
Alfa Laval AB	20,820	323		Santen Pharmaceutical Co Ltd	26,400	332
FUJIFILM Holdings Corp	31,100	1,170		Shionogi & Co Ltd	21,100	942
IMI PLC	19,282	268		Shire PLC	63,716	3,979
Konica Minolta Inc	32,000	289		Sumitomo Dainippon Pharma Co Ltd	11,300	189
Nikon Corp	24,100	354		Suzuken Co Ltd/Aichi Japan	5,400	157
Orica Ltd	26,479	293		Taisho Pharmaceutical Holdings Co Ltd	2,500	229
Siemens AG	54,244	6,471		Takeda Pharmaceutical Co Ltd	50,400	2,222
				Taro Pharmaceutical Industries Ltd (a)	1,062	135
Smiths Group PLC	28,016	494
Toshiba Corp	286,000	906		Teva Pharmaceutical Industries Ltd	64,732	3,279
Wartsila OYJ Abp	10,489	432		UCB SA	8,964	737
		$11,000				$80,458
Office & Business Equipment - 0.33%				Pipelines - 0.09%
Canon Inc	75,600	2,168		APA Group	79,012	548
Ricoh Co Ltd	47,500	429		Koninklijke Vopak NV	4,985	253
Seiko Epson Corp	19,700	377				$801
		$2,974		Private Equity - 0.06%
Oil & Gas - 4.51%				3i Group PLC	68,971	557
BP PLC	1,322,189	7,433
Caltex Australia Ltd	18,493	471		Real Estate - 1.68%
DCC PLC	6,294	573		Aeon Mall Co Ltd	8,050	114
Eni SpA	180,384	2,723		Azrieli Group Ltd	3,009	132
Galp Energia SGPS SA	32,809	478		CapitaLand Ltd	181,800	409
Idemitsu Kosan Co Ltd	6,200	113		Cheung Kong Property Holdings Ltd	190,632	1,336
Inpex Corp	67,300	583		Daito Trust Construction Co Ltd	4,900	722
JX Holdings Inc	150,330	561		Deutsche Wohnen AG	23,926	898
Lundin Petroleum AB (a)	13,275	233		Global Logistic Properties Ltd	188,900	251
Neste Oyj	9,090	379		Hang Lung Properties Ltd	159,000	361
Oil Search Ltd	97,174	488		Henderson Land Development Co Ltd	77,357	451
OMV AG	10,442	293		Hongkong Land Holdings Ltd	83,400	541
Repsol SA	78,641	1,056		Hulic Co Ltd	21,100	200
Royal Dutch Shell PLC - A Shares	303,155	7,409		Hysan Development Co Ltd	44,000	212
Royal Dutch Shell PLC - B Shares	265,584	6,761		Kerry Properties Ltd	46,000	134
Santos Ltd	113,247	375		Mitsubishi Estate Co Ltd	88,000	1,667
Showa Shell Sekiyu KK	13,300	113		Mitsui Fudosan Co Ltd	63,000	1,360
Statoil ASA	79,135	1,241		New World Development Co Ltd	399,000	499
TonenGeneral Sekiyu KK	21,000	194		Nomura Real Estate Holdings Inc	8,800	144
TOTAL SA	158,193	7,558		NTT Urban Development Corp	8,100	74
Woodside Petroleum Ltd	53,762	1,152		REA Group Ltd	3,736	164
		$40,187		Sino Land Co Ltd	219,073	374
Oil & Gas Services - 0.10%				Sumitomo Realty & Development Co Ltd	25,000	661
Petrofac Ltd	18,396	201		Sun Hung Kai Properties Ltd	102,000	1,433
Saipem SpA (a)	430,112	197		Swire Properties Ltd	83,000	233
				Swiss Prime Site AG (a)	4,976	438
Technip SA	7,797	462
		$860		Tokyo Tatemono Co Ltd	14,600	172
				Tokyu Fudosan Holdings Corp	36,300	203
Packaging & Containers - 0.14%
Amcor Ltd/Australia	82,121	986		UOL Group Ltd	33,900	138
Toyo Seikan Group Holdings Ltd	11,600	215		Vonovia SE	33,043	1,284
				Wheelock & Co Ltd	57,000	326
		$1,201
						$14,931
Pharmaceuticals - 9.04%
Actelion Ltd (a)	7,283	1,214

See accompanying notes.

Schedule of Investments
International Equity Index Fund
August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
REITS - 1.93%				Semiconductors (continued)
Ascendas Real Estate Investment Trust	161,050	$289		Infineon Technologies AG	80,238	$1,346
BritishLandCoPLC/The	69,336	604		NXP Semiconductors NV (a)	20,853	1,835
CapitaLand Commercial Trust	146,700	166		Rohm Co Ltd	6,200	311
CapitaLand Mall Trust	175,800	279		STMicroelectronics NV	45,195	340
Daiwa House REIT Investment Corp	97	274		Tokyo Electron Ltd	11,100	1,022
Dexus Property Group	68,635	501				$9,999
Fonciere Des Regions	2,400	225		Shipbuilding - 0.03%
Gecina SA	2,915	457		Sembcorp Industries Ltd	69,600	139
Goodman Group	126,097	718		Sembcorp Marine Ltd	59,200	55
GPT Group/The	127,489	510		Yangzijiang Shipbuilding Holdings Ltd	136,000	76
Hammerson PLC	56,148	428				$270
ICADE	2,627	203		Software - 1.17%
Intu Properties PLC	66,744	277		Amadeus IT Group SA	31,115	1,430
Japan Prime Realty Investment Corp	58	256		Check Point Software Technologies Ltd (a)	9,152	703
Japan Real Estate Investment Corp	93	547		Dassault Systemes	9,110	769
Japan Retail Fund Investment Corp	181	407		GungHo Online Entertainment Inc	29,900	71
Klepierre	15,603	733		Konami Holdings Corp	6,500	230
Land Securities Group PLC	56,064	805		Nexon Co Ltd	12,400	170
Link REIT	159,000	1,155		Oracle Corp Japan	2,700	157
Mirvac Group	262,478	457		Sage Group PLC/The	76,537	729
Nippon Building Fund Inc	100	612		SAP SE	69,687	6,120
Nippon Prologis REIT Inc	111	266				$10,379
Nomura Real Estate Master Fund Inc	281	464		Storage & Warehousing - 0.01%
Scentre Group	377,534	1,408		Mitsubishi Logistics Corp	8,000	123
Segro PLC	53,411	318
Stockland	169,614	617		Telecommunications - 5.25%
Suntec Real Estate Investment Trust	170,200	209		Bezeq The Israeli Telecommunication Corp	147,068	296
Unibail-Rodamco SE	7,025	1,933		Ltd
United Urban Investment Corp	208	371		BT Group PLC	598,336	3,037
Vicinity Centres	238,594	593		Deutsche Telekom AG	228,653	3,814
Westfield Corp	139,984	1,074		Elisa OYJ	10,085	355
		$17,156		Eutelsat Communications SA	12,379	241
Retail - 2.27%				Hikari Tsushin Inc	1,500	135
ABC-Mart Inc	2,300	145		HKT Trust & HKT Ltd	187,980	259
Aeon Co Ltd	46,300	637		Inmarsat PLC	31,984	324
Cie Financiere Richemont SA	37,013	2,133		KDDI Corp	130,000	3,801
Dixons Carphone PLC	69,400	338		Koninklijke KPN NV	242,235	792
Domino's Pizza Enterprises Ltd	4,350	247		Millicom International Cellular SA	4,688	240
Don Quijote Holdings Co Ltd	8,400	274		Nice Ltd	4,248	291
Dufry AG (a)	3,247	380
				Nippon Telegraph & Telephone Corp	49,000	2,155
FamilyMart UNY Holdings Co Ltd	5,800	416		Nokia OYJ	413,763	2,334
Fast Retailing Co Ltd	3,700	1,300		NTT DOCOMO Inc	98,200	2,477
Harvey Norman Holdings Ltd	39,444	159		Orange SA	140,870	2,147
Hennes & Mauritz AB	67,322	2,049		PCCW Ltd	296,000	188
HUGO BOSS AG	4,742	289		Proximus SADP	10,785	330
Industria de Diseno Textil SA	77,347	2,742		SES SA	25,830	594
Isetan Mitsukoshi Holdings Ltd	23,800	217		Singapore Telecommunications Ltd	565,200	1,665
J Front Retailing Co Ltd	17,100	193		SoftBank Group Corp	68,000	4,436
Kering	5,372	1,021		Spark New Zealand Ltd	129,746	358
Kingfisher PLC	161,153	786		StarHub Ltd	43,000	115
Lawson Inc	4,500	316		Swisscom AG	1,836	878
Luxottica Group SpA	12,005	579		TDC A/S	57,576	318
Marks & Spencer Group PLC	115,110	521		Tele2 AB	22,810	190
Marui Group Co Ltd	14,800	180		Telecom Italia SpA/Milano	427,417	313
McDonald's Holdings Co Japan Ltd	4,600	127		Telecom Italia SpA/Milano (a)	717,937	652
Next PLC	10,027	728		Telefonaktiebolaget LM Ericsson	217,644	1,550
Nitori Holdings Co Ltd	5,600	567		Telefonica Deutschland Holding AG	52,730	217
Pandora A/S	7,885	982		Telefonica SA	317,502	3,204
Ryohin Keikaku Co Ltd	1,700	307		Telenor ASA	53,232	928
Shimamura Co Ltd	1,500	174		Telia Co AB	184,222	831
Sundrug Co Ltd	2,600	188		Telstra Corp Ltd	303,413	1,198
Swatch Group AG/The	2,186	563		TPG Telecom Ltd	24,065	220
Swatch Group AG/The	3,517	179		Vocus Communications Ltd	35,736	206
Takashimaya Co Ltd	21,000	154		Vodafone Group PLC	1,883,338	5,683
Travis Perkins PLC	17,725	387				$46,772
Tsuruha Holdings Inc	2,600	255		Toys, Games & Hobbies - 0.24%
USS Co Ltd	15,500	248		Bandai Namco Holdings Inc	14,100	385
Yamada Denki Co Ltd	44,500	208		Nintendo Co Ltd	8,000	1,766
Zalando SE (a),(b)	6,131	234
						$2,151
		$20,223		Transportation - 1.84%
Semiconductors - 1.12%				AP Moeller - Maersk A/S - A shares	271	387
ARM Holdings PLC	99,791	2,223		AP Moeller - Maersk A/S - B shares	452	676
ASM Pacific Technology Ltd	17,200	134		Aurizon Holdings Ltd	145,500	479
ASML Holding NV	26,118	2,788

See accompanying notes.

     Schedule of Investments International Equity Index Fund August 31, 2016

COMMON STOCKS (continued)		Shares Held	Value(000	's)	(d) Variable Rate. Rate shown is in effect at August 31, 2016.
Transportation (continued)
Central Japan Railway Co		10,200	$1,677
ComfortDelGro Corp Ltd		152,800	317
					Portfolio Summary (unaudited)
Deutsche Post AG		68,795	2,173
DSV A/S		13,472	668		Country	Percent
East Japan Railway Co		23,600	2,027		Japan	23.21%
Groupe Eurotunnel SE		33,149	365		United Kingdom	16.54%
Hankyu Hanshin Holdings Inc		17,100	552		France	9.24%
Kamigumi Co Ltd		16,000	139		Switzerland	9.17%
Keihan Holdings Co Ltd		35,000	227		Germany	8.80%
Keikyu Corp		33,000	306		Australia	7.08%
Keio Corp		40,000	335		Netherlands	4.05%
Keisei Electric Railway Co Ltd		19,000	228		Hong Kong	3.20%
Kintetsu Group Holdings Co Ltd		129,000	492		Spain	2.92%
Kuehne + Nagel International AG		3,828	535		Sweden	2.67%
Mitsui OSK Lines Ltd		81,000	188		United States	2.37%
MTR Corp Ltd		104,000	568		Denmark	1.80%
Nagoya Railroad Co Ltd		65,000	319		Italy	1.79%
Nippon Express Co Ltd		58,000	275		Belgium	1.30%
Nippon Yusen KK		115,000	210		Singapore	1.22%
Odakyu Electric Railway Co Ltd		41,000	421		Finland	0.94%
Royal Mail PLC		63,817	431		Ireland	0.78%
Seibu Holdings Inc		12,000	197		Israel	0.72%
Tobu Railway Co Ltd		68,000	330		Norway	0.61%
Tokyu Corp		75,000	560		Luxembourg	0.27%
West Japan Railway Co		11,700	671		New Zealand	0.19%
Yamato Holdings Co Ltd		24,800	586		Austria	0.17%
			$16,339		Portugal	0.14%
					South Africa	0.13%
Water - 0.24%
					Macao	0.11%
Severn Trent PLC		16,694	523
					Jersey, Channel Islands	0.07%
Suez		23,162	351
					Mexico	0.04%
United Utilities Group PLC		48,350	617
					Jordan	0.03%
Veolia Environnement SA		31,957	681
					Chile	0.02%
			$2,172
					China	0.01%
TOTAL COMMON STOCKS			$865,317		Other Assets and Liabilities	0.41%
INVESTMENT COMPANIES - 1.85%		Shares Held	Value(000	's)	TOTAL NET ASSETS	100.00%
Exchange Traded Funds - 1.46%
iShares MSCI EAFE ETF		223,010	13,013

Money Market Funds - 0.39%
Morgan Stanley Institutional Liquidity Funds -		3,431,075	3,431
Government Portfolio

TOTAL INVESTMENT COMPANIES			$16,444
PREFERRED STOCKS - 0.53%		Shares Held	Value(000	's)
Automobile Manufacturers - 0.30%
Bayerische Motoren Werke AG	3.22%(d)	3,864	$289
Porsche Automobil Holding SE	1.01%(d)	10,857	549
Volkswagen AG 0.17%(d)		13,159	1,821
			$2,659
Automobile Parts & Equipment - 0.02%
Schaeffler AG 0.35%(d)		11,771	182

Chemicals - 0.02%
FUCHS PETROLUB SE 0.82% (d)		4,927	224

Consumer Products - 0.19%
Henkel AG & Co KGaA 1.47% (d)		12,633	1,656

TOTAL PREFERRED STOCKS			$4,721
Total Investments			$886,482
Other Assets and Liabilities - 0.41%			$3,691
TOTAL NET ASSETS - 100.00%			$890,173

(a)	Non-Income Producing Security
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $3,329 or 0.37% of net assets.
(c)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. At the end of the period, the fair value of these securities totaled $0 or 0.00% of net assets.

See accompanying notes.

Schedule of Investments
International Equity Index Fund
August 31, 2016

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
eMini MSCI EAFE; September 2016	Long	31	$2,537	$2,616	$79
Total					$79
Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments
International Small Company Fund
August 31, 2016

COMMON STOCKS - 96.93%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Advertising - 0.20%				Diversified Financial Services (continued)
Stroeer SE & Co KGaA	7,381	$341		Century Tokyo Leasing Corp	28,300	$1,064
				Euronext NV (b)	15,486	654
Apparel - 0.76%				Ichigo Inc	248,700	1,013
Gunze Ltd	141,000	416		Intermediate Capital Group PLC	143,040	1,119
Moncler SpA	53,149	882		Worldpay Group PLC (a),(b)	186,033	730
		$1,298		Zenkoku Hosho Co Ltd	23,900	939
Automobile Manufacturers - 0.83%						$6,337
New Flyer Industries Inc	43,900	1,414		Electric - 1.03%
				Hera SpA	358,260	993
Automobile Parts & Equipment - 3.95%				Iren SpA	465,011	766
Calsonic Kansei Corp	73,000	575				$1,759
Georg Fischer AG	1,710	1,376		Electrical Components & Equipment - 1.59%
Plastic Omnium SA	23,980	767		Fujikura Ltd	199,000	1,119
Rheinmetall AG	18,753	1,353		Gamesa Corp Tecnologica SA	69,696	1,600
TS Tech Co Ltd	45,700	1,063				$2,719
Unipres Corp	50,890	910		Electronics - 2.63%
Xinyi Glass Holdings Ltd (a)	822,000	707		Alps Electric Co Ltd	27,700	627
		$6,751		dorma+kaba Holding AG	1,825	1,433
Banks - 3.29%				Mycronic AB	42,316	502
77 Bank Ltd/The	249,000	1,039		Orbotech Ltd (a)	36,895	1,055
Aareal Bank AG	36,375	1,223		Osaki Electric Co Ltd	97,000	889
Israel Discount Bank Ltd (a)	536,588	969				$4,506
Joyo Bank Ltd/The	213,000	847		Engineering & Construction - 3.99%
OneSavings Bank PLC	92,239	324		Aecon Group Inc	28,100	393
Suruga Bank Ltd	51,300	1,222		Eiffage SA	16,852	1,322
		$5,624		Keller Group PLC	42,655	509
Beverages - 2.10%				Kinden Corp	96,800	1,060
Britvic PLC	86,774	733		Kyudenko Corp	35,300	1,115
Fevertree Drinks PLC	43,495	561		Maeda Corp	107,000	893
Royal Unibrew A/S	23,923	1,180		Toda Corp	167,000	851
Treasury Wine Estates Ltd	132,458	1,115		Yokogawa Bridge Holdings Corp	60,700	673
		$3,589				$6,816
Biotechnology - 0.43%				Entertainment - 0.34%
Genmab A/S (a)	4,598	734		Evolution Gaming Group AB (b)	19,334	582

Building Materials - 1.12%				Food - 2.82%
Buzzi Unicem SpA	57,341	1,220		Bellamy's Australia Ltd	77,413	767
Nichiha Corp	38,000	703		Ebro Foods SA	47,298	1,059
		$1,923		Ezaki Glico Co Ltd	15,800	792
Chemicals - 3.19%				Greencore Group PLC	143,361	661
Covestro AG (b)	15,234	792		Megmilk Snow Brand Co Ltd	25,800	795
Denka Co Ltd	203,000	858		Sonae SGPS SA	892,238	746
DIC Corp	47,600	1,450				$4,820
Lenzing AG	7,773	921		Forest Products & Paper - 1.08%
Sanyo Chemical Industries Ltd	89,000	751		BillerudKorsnas AB	58,553	998
Tosoh Corp	110,000	679		Smurfit Kappa Group PLC	34,177	844
		$5,451				$1,842
Commercial Services - 3.39%				Gas - 0.93%
Kanamoto Co Ltd	41,600	879		Rubis SCA	19,421	1,588
Loomis AB	42,325	1,212
Northgate PLC	92,457	512		Healthcare - Products - 1.57%
QinetiQ Group PLC	326,704	989		Carl Zeiss Meditec AG	15,814	575
Rentokil Initial PLC	554,678	1,558		DiaSorin SpA	11,110	718
Societa Iniziative Autostradali e Servizi SpA	67,062	651		Fisher & Paykel Healthcare Corp Ltd	144,711	1,015
		$5,801		Ypsomed Holding AG (a)	2,011	372
Computers - 2.64%						$2,680
Bechtle AG	5,003	558		Healthcare - Services - 1.94%
DTS Corp	29,100	599		Eurofins Scientific SE	3,135	1,272
NS Solutions Corp	39,400	683		Orpea	13,929	1,212
Teleperformance	16,913	1,755		UDG Healthcare PLC	104,153	838
Tieto OYJ	30,974	924				$3,322
		$4,519		Home Builders - 1.63%
Cosmetics & Personal Care - 1.87%				Bellway PLC	26,423	809
Lion Corp	97,000	1,358		Galliford Try PLC	33,580	501
Oriflame Holding AG (a)	27,025	832		Haseko Corp	107,300	1,017
Pola Orbis Holdings Inc	12,700	1,014		Redrow PLC	95,806	467
		$3,204				$2,794
Distribution & Wholesale - 0.93%				Home Furnishings - 0.48%
Inchcape PLC	117,932	1,087		Zojirushi Corp	52,300	819
Trusco Nakayama Corp	11,100	510
		$1,597		Insurance - 2.38%
Diversified Financial Services - 3.71%				Beazley PLC	200,921	1,029
BOC Aviation Ltd (a),(b)	157,500	818		Challenger Ltd/Australia	185,348	1,278

See accompanying notes.

Schedule of Investments
International Small Company Fund
August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Insurance (continued)				Pharmaceuticals (continued)
Direct Line Insurance Group PLC	100,554	$488		Recordati SpA	45,006	$1,362
Hiscox Ltd	82,314	1,129				$4,794
SCOR SE	4,836	143		Private Equity - 1.89%
		$4,067		3i Group PLC	178,923	1,444
Internet - 1.77%				Alaris Royalty Corp	28,191	494
ASOS PLC (a)	11,821	703		AURELIUS Equity Opportunities SE & Co	14,402	812
Just Eat PLC (a)	152,647	1,085		KGaA
Rightmove PLC	22,865	1,231		SVG Capital PLC (a)	65,126	477
		$3,019				$3,227
Iron & Steel - 0.58%				Real Estate - 5.56%
BlueScope Steel Ltd	152,033	991		BUWOG AG (a)	40,632	1,057
				Castellum AB	104,498	1,580
Leisure Products & Services - 0.38%				Conwert Immobilien Invest SE (a)	47,712	838
Daiichikosho Co Ltd	16,900	655		Grand City Properties SA	52,084	1,142
				Hemfosa Fastigheter AB	107,926	1,194
Lodging - 0.89%				Sponda OYJ	103,076	538
Star Entertainment Grp Ltd/The	343,832	1,522		Starts Corp Inc	18,000	309
				TLG Immobilien AG	31,527	713
Machinery - Diversified - 2.04%				UNITE Group PLC/The	100,912	831
Daihen Corp	8,000	42		UOL Group Ltd	219,700	895
Ebara Corp	202,000	1,040		Wheelock & Co Ltd	72,000	411
KION Group AG	25,912	1,475				$9,508
Tsubakimoto Chain Co	123,000	930		REITS - 4.69%
		$3,487		Allied Properties Real Estate Investment Trust	23,959	673
Media - 1.48%				Axiare Patrimonio SOCIMI SA	30,210	389
Corus Entertainment Inc	107,200	1,005		Hibernia REIT plc	453,833	708
Informa PLC	143,589	1,336		Hulic Reit Inc	440	776
Sanoma OYJ	20,083	185		Japan Hotel REIT Investment Corp	1,175	1,011
		$2,526		Mapletree Commercial Trust	559,058	640
Mining - 3.63%				MCUBS MidCity Investment Corp	204	687
Detour Gold Corp (a)	46,890	1,058		Milestone Apartments Real Estate Investment	43,800	658
HudBay Minerals Inc	158,066	641		Trust
Independence Group NL	216,311	597		Orix JREIT Inc	747	1,307
Kirkland Lake Gold Inc (a)	70,200	572		Pure Industrial Real Estate Trust	91,200	382
Lundin Mining Corp (a)	223,864	847		Smart Real Estate Investment Trust	28,954	782
Northern Star Resources Ltd	200,509	614				$8,013
OceanaGold Corp	246,773	777		Retail - 5.73%
Sandfire Resources NL	108,154	445		Dollarama Inc	10,860	802
St Barbara Ltd (a)	302,668	648		Domino's Pizza Group PLC	184,508	870
		$6,199		Izumi Co Ltd	12,900	507
Miscellaneous Manufacturers - 0.90%				JD Sports Fashion PLC	41,954	711
Aalberts Industries NV	36,458	1,225		K's Holdings Corp	58,000	916
Hill & Smith Holdings PLC	20,201	310		Man Wah Holdings Ltd	1,113,600	756
		$1,535		Matsumotokiyoshi Holdings Co Ltd	12,900	569
Office Furnishings - 0.11%				Shimamura Co Ltd	5,700	660
Okamura Corp	20,900	192		Toridoll.corp	19,700	414
				Tsuruha Holdings Inc	7,100	696
Oil & Gas - 4.21%				Valor Holdings Co Ltd	44,400	1,199
Birchcliff Energy Ltd (a)	72,886	505		Valora Holding AG	3,223	878
Cardinal Energy Ltd	54,710	358		Yamada Denki Co Ltd	174,100	814
DCC PLC	13,984	1,273				$9,792
Det Norske Oljeselskap ASA (a)	47,873	650		Semiconductors - 1.60%
Ensign Energy Services Inc	55,100	324		BE Semiconductor Industries NV	42,759	1,343
Parex Resources Inc (a)	79,767	944		Tower Semiconductor Ltd (a)	34,843	546
Raging River Exploration Inc (a)	114,689	930		Ulvac Inc	29,900	843
Seven Generations Energy Ltd (a)	39,000	898				$2,732
Spartan Energy Corp (a)	157,158	404		Software - 2.23%
Whitecap Resources Inc	119,319	905		Kinaxis Inc (a)	23,100	1,095
		$7,191		NetEnt AB (a)	68,796	569
Oil & Gas Services - 0.48%				Nexon Co Ltd	41,900	575
Technip SA	13,926	825		Open Text Corp	14,200	893
				TIS Inc	29,000	688
Packaging & Containers - 1.73%						$3,820
CCL Industries Inc	3,182	607		Telecommunications - 1.55%
Orora Ltd	449,684	1,046		ADVA Optical Networking SE (a)	71,501	610
RPC Group PLC	114,855	1,311		Hitachi Kokusai Electric Inc	44,200	785
		$2,964		Spark New Zealand Ltd	455,370	1,256
Pharmaceuticals - 2.80%						$2,651
Amplifon SpA	135,009	1,420		Transportation - 1.86%
Indivior PLC	56,589	234		National Express Group PLC	229,550	1,066
Kaken Pharmaceutical Co Ltd	18,000	1,017		Sankyu Inc	221,000	1,260
Nippon Shinyaku Co Ltd	16,400	761

See accompanying notes.

		Schedule of Investments
		International Small Company Fund
		August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)
Transportation (continued)
Seino Holdings Co Ltd	81,800	$858
		$3,184
TOTAL COMMON STOCKS		$165,724
INVESTMENT COMPANIES - 1.48%	Shares Held	Value(000	's)
Money Market Funds - 1.48%
Goldman Sachs Financial Square Funds -	2,523,414	2,523
Government Fund

TOTAL INVESTMENT COMPANIES		$2,523
PREFERRED STOCKS - 1.44%	Shares Held	Value(000	's)
Electronics - 0.71%
Sartorius AG 0.38%(c)	15,289	$1,208

Machinery - Diversified - 0.73%
Jungheinrich AG 0.40%(c)	39,840	1,251

TOTAL PREFERRED STOCKS		$2,459
Total Investments		$170,706
Other Assets and Liabilities - 0.15%		$263
TOTAL NET ASSETS - 100.00%		$170,969

(a)	Non-Income Producing Security
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $3,576 or 2.09% of net assets.
(c)	Variable Rate. Rate shown is in effect at August 31, 2016.

Portfolio Summary (unaudited)

Country	Percent
Japan	28.48%
United Kingdom	13.48%
Canada	9.91%
Germany	6.39%
Australia	5.73%
Italy	4.69%
France	4.44%
Sweden	3.88%
Switzerland	2.87%
Ireland	2.52%
Netherlands	1.89%
United States	1.87%
Spain	1.79%
Austria	1.65%
Israel	1.50%
Luxembourg	1.41%
Singapore	1.38%
New Zealand	1.32%
Denmark	1.12%
Hong Kong	1.09%
Finland	0.96%
Bermuda	0.66%
Portugal	0.44%
Norway	0.38%
Other Assets and Liabilities	0.15%
TOTAL NET ASSETS	100.00%

See accompanying notes.

     Schedule of Investments Multi-Manager Equity Long/Short Fund August 31, 2016

COMMON STOCKS - 88.31%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Advertising - 0.90%				Banks (continued)
JCDecaux SA	71,789	$2,473		Nordea Bank AB	122,968	$1,201
Omnicom Group Inc (a)	5,171	446		Northern Trust Corp	484	34
		$2,919		PNC Financial Services Group Inc/The	1,049	95
Aerospace & Defense - 1.48%				Regions Financial Corp	39,115	390
				Signature Bank/New York NY (b)	2,156	263
Airbus Group SE	3,315	194
Boeing Co/The	6,390	827		State Street Corp	833	59
General Dynamics Corp	1,265	193		SunTrust Banks Inc	2,586	114
Harris Corp (a)	2,714	252		US Bancorp	3,675	162
L-3 Communications Holdings Inc (a)	1,683	251		Wells Fargo & Co	19,069	968
Leonardo-Finmeccanica SpA (b)	60,000	685		Western Alliance Bancorp (a),(b)	40,983	1,566
Lockheed Martin Corp (a)	9,125	2,217		Zions Bancorporation (a)	4,484	137
Northrop Grumman Corp	382	81				$22,226
United Technologies Corp	1,196	127		Beverages - 3.07%
		$4,827		Anheuser-Busch InBev SA/NV	3,000	372
Agriculture - 1.69%				Brown-Forman Corp - B Shares	846	41
				Coca-Cola Co/The (a)	7,931	345
Altria Group Inc	13,634	901
				Constellation Brands Inc (a)	35,860	5,883
British American Tobacco PLC	48,774	3,026
Philip Morris International Inc (a)	781	78		Dr Pepper Snapple Group Inc (a)	2,714	254
				Molson Coors Brewing Co (a)	27,378	2,801
Reynolds American Inc	13,426	666
Swedish Match AB	24,108	858		PepsiCo Inc	3,081	329
		$5,529				$10,025
Airlines - 0.52%				Biotechnology - 2.94%
Alaska Air Group Inc (a)	2,691	182		Alnylam Pharmaceuticals Inc (b)	5,869	410
American Airlines Group Inc	1,143	41		Amgen Inc	7,029	1,195
Delta Air Lines Inc (a)	16,374	602		Biogen Inc (a),(b)	6,570	2,008
Southwest Airlines Co (a)	13,561	500		Celgene Corp (b)	5,218	557
United Continental Holdings Inc (a),(b)	7,061	356		Gilead Sciences Inc (a)	48,133	3,773
				Incyte Corp (b)	4,429	359
		$1,681
				Intrexon Corp (b)	35,000	884
Apparel - 0.53%				Vertex Pharmaceuticals Inc (b)	4,119	389
Adidas AG	500	83
Michael Kors Holdings Ltd (a),(b)	3,928	192				$9,575
Moncler SpA	65,000	1,079		Building Materials - 0.60%
NIKE Inc	3,597	207		HeidelbergCement AG	6,814	632
Ralph Lauren Corp (a)	1,816	188		LafargeHolcim Ltd (b)	24,233	1,287
		$1,749		Masco Corp	658	23
Automobile Manufacturers - 1.38%						$1,942
Bayerische Motoren Werke AG	15,893	1,381		Chemicals - 2.33%
Daimler AG	12,491	865		Air Products & Chemicals Inc	760	118
Ferrari NV	11,807	569		Akzo Nobel NV	7,273	490
				Albemarle Corp (a)	16,122	1,290
Ford Motor Co	8,489	107
General Motors Co (a)	34,982	1,117		Eastman Chemical Co (a)	3,232	220
PACCAR Inc (a)	7,663	458		FMC Corp (a)	2,927	137
		$4,497		International Flavors & Fragrances Inc	161	22
Automobile Parts & Equipment - 0.43%				Koninklijke DSM NV	8,333	582
BorgWarner Inc (a)	4,684	161		LANXESS AG	5,500	293
Delphi Automotive PLC (a)	5,963	421		LyondellBasell Industries NV (a)	9,182	724
				Mosaic Co/The (a)	7,650	230
Johnson Controls Inc	1,385	61
Rheinmetall AG	10,615	766		PPG Industries Inc	5,790	613
		$1,409		Praxair Inc	601	73
				Sherwin-Williams Co/The (a)	9,843	2,793
Banks - 6.82%
ABN AMRO Group NV (c)	56,616	1,164				$7,585
Alinma Bank - Warrants (b),(d),(e)	568,166	1,887		Commercial Services - 1.19%
				Automatic Data Processing Inc (a)	9,964	895
Banco Popolare SC	185,000	462
Bank of America Corp (a)	262,502	4,237		Cintas Corp	1,479	174
Bank of New York Mellon Corp/The	2,283	95		Ecolab Inc	643	79
Bank of the Ozarks Inc (a)	37,923	1,486		H&R Block Inc	468	10
				Moody's Corp (a)	4,204	457
BB&T Corp	1,741	67		Robert Half International Inc (a)	2,855	110
Capital One Financial Corp	1,390	100		S&P Global Inc (a)	5,782	714
Citigroup Inc	6,213	297
Citizens Financial Group Inc	1,131	28		Securitas AB	53,605	931
				United Rentals Inc (a),(b)	1,897	156
Comerica Inc	1,376	65		Verisk Analytics Inc (b)	1,263	105
Danske Bank A/S	74,815	2,196		Western Union Co/The (a)	10,670	230
Erste Group Bank AG	26,802	753
Fifth Third Bancorp	22,432	452				$3,861
Goldman Sachs Group Inc/The	904	153		Computers - 3.43%
Huntington Bancshares Inc/OH	1,709	17		Accenture PLC - Class A	9,086	1,045
				Apple Inc (a)	26,329	2,793
ING Groep NV	114,350	1,431
				Cognizant Technology Solutions Corp (b)	1,298	75
Intesa Sanpaolo SpA	225,000	535
				CSRA Inc (a)	28,242	717
JPMorgan Chase & Co	7,724	521
KBC Group NV	11,367	674		EMC Corp	3,882	112
				Hewlett Packard Enterprise Co (a)	37,692	810
KeyCorp	34,814	438
				HP Inc (a)	37,409	538
M&T Bank Corp	404	48
Morgan Stanley	4,100	131		International Business Machines Corp	2,116	336

See accompanying notes.

     Schedule of Investments Multi-Manager Equity Long/Short Fund August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Computers (continued)				Environmental Control - 0.01%
NetApp Inc (a)	81,392	$2,815		Republic Services Inc	732	$37
Teradata Corp (a),(b)	2,832	90
Western Digital Corp (a)	39,386	1,838		Food - 1.90%
		$11,169		Campbell Soup Co (a)	6,756	410
Consumer Products - 0.31%				ConAgra Foods Inc (a)	9,578	446
Avery Dennison Corp (a)	1,983	154		Hormel Foods Corp	1,132	43
Church & Dwight Co Inc	275	27		JM Smucker Co/The	3,375	479
Clorox Co/The	2,377	312		Koninklijke Ahold Delhaize NV (b)	33,250	798
Kimberly-Clark Corp (a)	4,132	529		Kraft Heinz Co/The	2,603	233
		$1,022		Mondelez International Inc (a)	2,236	101
Cosmetics & Personal Care - 0.40%				Nestle SA	30,009	2,392
Estee Lauder Cos Inc/The	1,271	113		Suedzucker AG	22,000	574
				Sysco Corp (a)	12,320	639
Procter & Gamble Co/The	5,705	498
Svenska Cellulosa AB SCA	22,512	692		Tyson Foods Inc	786	59
		$1,303		Whole Foods Market Inc	681	21
Distribution & Wholesale - 0.07%						$6,195
WW Grainger Inc	1,030	238		Gas - 1.22%
				CenterPoint Energy Inc	2,726	61
				Sempra Energy (a)	37,328	3,906
Diversified Financial Services - 4.05%
Affiliated Managers Group Inc (a),(b)	25,556	3,630				$3,967
Ameriprise Financial Inc	346	35		Hand & Machine Tools - 0.47%
Anima Holding SpA (c)	130,000	630		Sandvik AB	123,911	1,344
BlackRock Inc (a)	3,542	1,320		Snap-on Inc (a)	1,270	195
Charles Schwab Corp/The	14,316	450				$1,539
CME Group Inc (a)	7,376	799		Healthcare - Products - 0.69%
Discover Financial Services	869	52		Becton Dickinson and Co (a)	8,589	1,522
E*TRADE Financial Corp (b)	1,177	31		Danaher Corp (a)	6,757	550
Franklin Resources Inc (a)	12,611	460		Patterson Cos Inc (a)	2,167	100
Hoist Finance AB (c)	17,591	164		Zimmer Biomet Holdings Inc	427	55
Intercontinental Exchange Inc (a)	4,902	1,382				$2,227
Invesco Ltd (a)	9,159	286		Healthcare - Services - 2.92%
Legg Mason Inc (a)	2,265	78		Acadia Healthcare Co Inc (b)	14,552	745
MasterCard Inc	5,380	520		Aetna Inc (a)	7,668	898
Nasdaq Inc (a)	3,618	258		Anthem Inc (a)	5,754	720
Navient Corp	677	10		Centene Corp (a),(b)	3,732	255
OM Asset Management PLC	50,229	678		Cigna Corp (a)	5,610	719
Synchrony Financial	1,783	50		Fresenius SE & Co KGaA	7,004	510
T Rowe Price Group Inc (a)	5,434	378		HCA Holdings Inc (a),(b)	21,354	1,613
Visa Inc (a)	24,615	1,992		Humana Inc (a)	3,260	583
		$13,203		Laboratory Corp of America Holdings (b)	640	88
Electric - 0.56%				Quest Diagnostics Inc (a)	3,040	252
AES Corp/VA	1,410	17		UnitedHealth Group Inc (a)	11,351	1,544
American Electric Power Co Inc	1,051	68		Universal Health Services Inc (a)	13,150	1,585
CMS Energy Corp (a)	6,089	256				$9,512
Consolidated Edison Inc (a)	3,497	263		Home Builders - 0.05%
DTE Energy Co (a)	3,913	364		DR Horton Inc (a)	4,794	154
Duke Energy Corp	1,465	117		Lennar Corp - A Shares	468	22
FirstEnergy Corp	6,023	197				$176
NRG Energy Inc (a)	6,887	83
				Home Furnishings - 0.17%
PPL Corp	1,440	50		Harman International Industries Inc (a)	1,556	132
WEC Energy Group Inc (a)	6,900	413		Leggett & Platt Inc	2,330	122
		$1,828		Whirlpool Corp (a)	1,640	293
Electrical Components & Equipment - 0.54%						$547
AMETEK Inc (a)	5,081	248
				Insurance - 1.14%
Emerson Electric Co (a)	14,067	741		Aflac Inc	872	65
Prysmian SpA	30,006	741		American International Group Inc	639	38
		$1,730		Arthur J Gallagher & Co	378	19
Electronics - 2.23%				Berkshire Hathaway Inc - Class B (b)	5,252	790
Agilent Technologies Inc (a)	6,792	319		Chubb Ltd	994	126
Flextronics International Ltd (b)	63,714	843		Cincinnati Financial Corp	347	27
FLIR Systems Inc	961	30		Hartford Financial Services Group Inc/The	825	34
Fortive Corp (a)	384	20		Lincoln National Corp	497	24
Garmin Ltd (a)	4,129	203		MetLife Inc	2,337	101
Koninklijke Philips NV	51,662	1,498		NN Group NV	23,000	687
TE Connectivity Ltd (a)	7,793	495		Progressive Corp/The	1,238	40
Tyco International Plc	87,681	3,830		Prudential Financial Inc	1,282	102
Waters Corp (b)	172	27		Sampo Oyj	12,367	532
		$7,265		Torchmark Corp	256	17
Engineering & Construction - 0.04%				Unum Group	502	18
Jacobs Engineering Group Inc (a),(b)	2,661	140		Zurich Insurance Group AG (b)	4,247	1,087
						$3,707
				Internet - 4.93%
				Alibaba Group Holding Ltd ADR(b)	24,222	2,354

See accompanying notes.

Schedule of Investments
Multi-Manager Equity Long/Short Fund
August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Internet (continued)			Miscellaneous Manufacturers (continued)
Alphabet Inc - A Shares (b)	610	$482	Siemens AG	11,949	$1,425
Amazon.com Inc (a),(b)	4,695	3,611			$2,293
eBay Inc (a),(b)	24,750	796	Office & Business Equipment - 0.02%
F5 Networks Inc (a),(b)	1,447	177	Pitney Bowes Inc (a)	4,127	77
Facebook Inc (a),(b)	9,671	1,220
Symantec Corp	1,316	32	Oil & Gas - 1.49%
Tencent Holdings Ltd	83,099	2,153	Africa Oil Corp (b)	535,000	821
United Internet AG	11,027	453	Anadarko Petroleum Corp	919	49
VeriSign Inc (a),(b)	3,138	234	Chesapeake Energy Corp (b)	1,271	8
Yahoo! Inc (a),(b)	64,808	2,771	Concho Resources Inc (a),(b)	15,376	1,987
Yoox Net-A-Porter Group SpA (b)	57,170	1,792	Diamond Offshore Drilling Inc (a)	2,571	48
		$16,075	Helmerich & Payne Inc	1,525	92
Iron & Steel - 0.74%			Marathon Oil Corp (a)	18,523	278
APERAM SA	13,103	542	Marathon Petroleum Corp (a)	11,543	491
ArcelorMittal (b)	90,000	534	Murphy Oil Corp (a)	3,765	101
Nucor Corp (a)	6,983	339	Noble Energy Inc (a)	9,466	326
Outokumpu OYJ (b)	70,000	383	Transocean Ltd (a),(b)	7,988	77
SSAB AB (b)	208,898	621	Valero Energy Corp (a)	10,221	566
		$2,419			$4,844
Leisure Products & Services - 0.06%			Oil & Gas Services - 0.53%
Harley-Davidson Inc (a)	3,948	208	Baker Hughes Inc (a)	7,487	368
			FMC Technologies Inc (b)	4,904	138
Lodging - 0.26%			Halliburton Co	1,839	79
Marriott International Inc/MD (a)	5,559	397	National Oilwell Varco Inc (a)	8,245	276
Starwood Hotels & Resorts Worldwide Inc (a)	3,707	287	Schlumberger Ltd (a)	10,861	858
Wyndham Worldwide Corp (a)	2,446	173			$1,719
		$857	Packaging & Containers - 0.08%
Machinery - Construction & Mining - 0.66%			WestRock Co (a)	5,510	264
ABB Ltd (b)	55,760	1,209
Atlas Copco AB - A Shares	33,267	943	Pharmaceuticals - 5.76%
		$2,152	AbbVie Inc	16,832	1,079
Machinery - Diversified - 0.69%			Actelion Ltd (b)	3,793	632
Cummins Inc (a)	3,674	461	Allergan plc (a),(b)	29,368	6,888
Deere & Co	672	57	AmerisourceBergen Corp (a)	4,667	406
Kone OYJ	14,150	711	Bristol-Myers Squibb Co	41,362	2,374
Metso OYJ	24,609	689	Cardinal Health Inc (a)	7,065	563
Rockwell Automation Inc (a)	2,830	328	Express Scripts Holding Co (a),(b)	14,061	1,022
		$2,246	Johnson & Johnson	6,244	745
			Mallinckrodt PLC (b)	1,853	138
Media - 5.67%
Altice NV - A Shares (b)	54,106	904	McKesson Corp	4,514	833
CBS Corp (a)	9,752	498	Merck KGaA	5,031	529
Charter Communications Inc (a),(b)	10,207	2,625	Pfizer Inc (a)	102,884	3,581
Comcast Corp - Class A	11,523	752			$18,790
Discovery Communications Inc - A Shares	48,874	1,247	Pipelines - 0.11%
(a),(b)			Kinder Morgan Inc/DE	4,767	104
DISH Network Corp (a),(b)	37,555	1,887	ONEOK Inc	4,569	215
Liberty Global PLC - C Shares (b)	77,459	2,388	Williams Cos Inc/The	1,690	47
News Corp - A Shares (a)	12,683	178			$366
Schibsted ASA - A Shares	25,286	801	Real Estate - 0.14%
Scripps Networks Interactive Inc (a)	2,821	179	CBRE Group Inc (b)	718	21
TEGNA Inc (a)	4,734	96	Patrizia Immobilien AG (b)	18,245	435
Time Warner Inc (a)	48,826	3,828			$456
Twenty-First Century Fox Inc - A Shares (a)	40,885	1,003	REITS - 0.63%
Viacom Inc - B Shares	8,627	348	AvalonBay Communities Inc	292	51
Walt Disney Co/The (a)	18,403	1,738	Crown Castle International Corp	8,236	781
		$18,472	Digital Realty Trust Inc	313	31
Metal Fabrication & Hardware - 0.33%			Essex Property Trust Inc (a)	140	32
Assa Abloy AB	32,271	653	Extra Space Storage Inc	267	22
Tenaris SA	32,478	447	Federal Realty Investment Trust	106	17
		$1,100	General Growth Properties Inc (a)	926	27
Mining - 1.54%			HCP Inc	993	39
AngloGold Ashanti Ltd ADR(a),(b)	47,060	757	Host Hotels & Resorts Inc	1,584	28
Freeport-McMoRan Inc (a)	64,597	664	Kimco Realty Corp	898	27
Newmont Mining Corp (a)	31,579	1,208	National Retail Properties Inc (a)	16,814	842
Norsk Hydro ASA	119,870	509	Prologis Inc	1,125	60
Silver Wheaton Corp	73,903	1,872	SL Green Realty Corp	214	25
		$5,010	Welltower Inc	761	58
Miscellaneous Manufacturers - 0.70%					$2,040
3M Co	1,286	231	Retail - 5.45%
Dover Corp	331	24	AutoNation Inc (a),(b)	2,232	106
Illinois Tool Works Inc	1,922	228	AutoZone Inc (b)	243	180
Parker-Hannifin Corp (a)	2,939	360	Bed Bath & Beyond Inc (a)	3,378	157
Pentair PLC	387	25	Best Buy Co Inc (a)	7,084	272

See accompanying notes.

Schedule of Investments
Multi-Manager Equity Long/Short Fund
August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Retail (continued)			Telecommunications (continued)
CarMax Inc (b)	3,378	$199	Deutsche Telekom AG	52,228	$871
Coach Inc	1,772	68	Juniper Networks Inc (a)	8,370	193
CVS Health Corp	17,868	1,669	Level 3 Communications Inc (b)	474	24
Darden Restaurants Inc (a)	2,738	169	Nokia OYJ	135,000	761
Dollar General Corp (a)	6,224	457	Sunrise Communications Group AG (b),(c)	13,412	913
Dollar Tree Inc (a),(b)	14,361	1,187	Swisscom AG	912	436
Foot Locker Inc (a)	2,974	195	Telecom Italia SpA/Milano (b)	1,300,000	1,180
Gap Inc/The (a)	8,702	216	Verizon Communications Inc	38,639	2,022
Genuine Parts Co (a)	3,255	335			$12,657
Home Depot Inc/The (a)	14,356	1,925	Transportation - 2.16%
HUGO BOSS AG	8,351	509	Avance Gas Holding Ltd (c)	150,000	301
Kohl's Corp (a)	4,025	179	CH Robinson Worldwide Inc	305	21
Lowe's Cos Inc (a)	19,209	1,471	CSX Corp	9,571	271
Macy's Inc (a)	6,765	245	Expeditors International of Washington Inc (a)	3,954	200
McDonald's Corp (a)	17,947	2,076	FedEx Corp (a)	15,757	2,599
O'Reilly Automotive Inc (b)	202	56	Hoegh LNG Holdings Ltd	70,820	733
PVH Corp (a)	1,771	191	JB Hunt Transport Services Inc (a)	2,463	196
Ross Stores Inc (a)	8,735	544	Kuehne + Nagel International AG	6,246	873
Signet Jewelers Ltd (a)	1,715	141	Norfolk Southern Corp	1,069	100
Staples Inc	1,390	12	Union Pacific Corp	3,573	341
Target Corp (a)	12,975	911	United Parcel Service Inc (a)	13,010	1,421
Tiffany & Co	266	19			$7,056
TJX Cos Inc/The	2,882	223	Water - 0.01%
Tractor Supply Co (a)	285	24	American Water Works Co Inc	484	36
Urban Outfitters Inc (a),(b)	2,561	92
Walgreens Boots Alliance Inc (a)	21,943	1,771
			TOTAL COMMON STOCKS		$287,896
Wal-Mart Stores Inc (a)	21,243	1,518
Yum! Brands Inc (a)	3,632	329	INVESTMENT COMPANIES - 15.02%	Shares Held	Value (000's)
Zalando SE (b),(c)	8,620	329	Money Market Funds - 15.02%
			Wells Fargo Advantage Government Money	48,973,677	48,975
		$17,775	Market Fund (f)
Savings & Loans - 0.00%
People's United Financial Inc	649	11	TOTAL INVESTMENT COMPANIES		$48,975
			TOTAL PURCHASED OPTIONS - 0.06%		$197
Semiconductors - 4.01%
			Total Investments		$337,068
ams AG	20,000	678
Analog Devices Inc (a)	5,590	350	Other Assets and Liabilities - (3.38)%		$(11,006)
			TOTAL NET ASSETS - 100.00%		$326,062
Applied Materials Inc	23,613	705
ASML Holding NV - NY Reg Shares	14,580	1,553
Dialog Semiconductor PLC (b)	35,497	1,244
			(a)		Security or a portion of the security was pledged as collateral for short
Infineon Technologies AG	84,924	1,425	sales. At the end of the period, the value of these securities totaled $88,515
Intel Corp	10,053	361	or 27.15% of net assets.
KLA-Tencor Corp (a)	3,410	236
Lam Research Corp (a)	3,950	369	(b) Non-Income Producing Security
			(c)		Security exempt from registration under Rule 144A of the Securities Act of
Linear Technology Corp	1,934	113	1933. These securities may be resold in transactions exempt from
Marvell Technology Group Ltd	170,025	2,108	registration, normally to qualified institutional buyers. At the end of the
QUALCOMM Inc (a)	28,753	1,813	period, the value of these securities totaled $4,481 or 1.37% of net assets.

STMicroelectronics NV	183,011	1,372	(d)		Security is Illiquid. At the end of the period, the value of these securities
Synaptics Inc (b)	7,583	432	totaled $1,887 or 0.58% of net assets.
Xilinx Inc (a)	5,542	300
			(e)		Fair value of these investments is determined in good faith by the Manager
		$13,059	under procedures established and periodically reviewed by the Board of
Software - 4.38%			Directors. At the end of the period, the fair value of these securities totaled
Akamai Technologies Inc (a),(b)	3,828	210	$1,887 or 0.58% of net assets.

CA Inc (a)	9,055	307
			(f)		Security or a portion of the security was pledged to cover margin
Citrix Systems Inc (b)	1,961	171	requirements for swap and/or swaption contracts. At the end of the period,
			the value of these securities totaled $10,313 or 3.16% of net assets.
CommVault Systems Inc (b)	5,472	282

Electronic Arts Inc (a),(b)	6,581	535
Fidelity National Information Services Inc (a)	2,399	190
Fiserv Inc (b)	471	48	Portfolio Summary (unaudited)
Intuit Inc (a)	5,931	661	Sector		Percent
Microsoft Corp (a)	46,133	2,651	Consumer, Non-cyclical		20.87%
Oracle Corp (a)	90,039	3,712	Communications		15.37%
PTC Inc (a),(b)	35,256	1,504	Investment Companies		15.02%
Radware Ltd (b)	34,320	465	Financial		12.78%
SAP SE	15,624	1,372	Technology		11.84%
Verint Systems Inc (a),(b)	25,957	886	Industrial		9.99%
VMware Inc (a),(b)	17,591	1,290	Consumer, Cyclical		8.92%
		$14,284	Basic Materials		4.61%
Telecommunications - 3.88%			Energy		2.13%
AT&T Inc (a)	43,090	1,762	Utilities		1.79%
Cellnex Telecom SA (c)	56,157	980	Purchased Options		0.06%
CenturyLink Inc (a)	11,936	332	Investments Sold Short		(37.06)%
China Mobile Ltd	97,216	1,198	Other Assets and Liabilities		33.68%
Cisco Systems Inc (a)	63,126	1,985	TOTAL NET ASSETS		100.00%

See accompanying notes.

Schedule of Investments
Multi-Manager Equity Long/Short Fund
August 31, 2016

Foreign Currency Contracts

							Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Accept		In Exchange For		Fair Value	Asset	Liability
Goldman Sachs & Co	09/06/2016	DKK	2,900,000		$433	$435	$2		$—
Goldman Sachs & Co	09/06/2016	NOK	4,300,000		506	516	10		—
Goldman Sachs & Co	09/06/2016	SEK	2,500,000		297	292	—		(5)
Morgan Stanley & Co	09/21/2016	DKK	5,986,000		898	898	—		—
Morgan Stanley & Co	09/21/2016	GBP	256,000		337	336	—		(1)
Morgan Stanley & Co	09/21/2016	NOK	1,536,000		186	184	—		(2)
Morgan Stanley & Co	09/21/2016	SEK	10,886,000		1,303	1,273	—		(30)
Morgan Stanley & Co	11/17/2016	EUR	289,000		322	324	3		(1)
Total							$15		$(39)
							Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Deliver		In Exchange For		Fair Value	Asset	Liability
Goldman Sachs & Co	09/06/2016	CHF	700,000		$726	$712	$14		$—
Goldman Sachs & Co	09/06/2016	DKK	7,187,392		1,083	1,078	5		—
Goldman Sachs & Co	09/06/2016	EUR	9,817,965		10,939	10,953	17		(31)
Goldman Sachs & Co	09/06/2016	NOK	18,418,160		2,201	2,210	2		(11)
Goldman Sachs & Co	09/06/2016	SEK	12,922,569		1,553	1,510	43		—
Morgan Stanley & Co	09/21/2016	CHF	5,389,000		5,536	5,487	49		—
Morgan Stanley & Co	09/21/2016	DKK	15,459,000		2,313	2,319	—		(6)
Morgan Stanley & Co	09/21/2016	EUR	21,412,000		23,942	23,903	80		(41)
Morgan Stanley & Co	09/21/2016	GBP	256,000		330	336	—		(6)
Morgan Stanley & Co	09/21/2016	NOK	12,500,000		1,487	1,501	—		(14)
Morgan Stanley & Co	09/21/2016	SEK	71,305,000		8,372	8,339	33		—
Morgan Stanley & Co	11/17/2016	CHF	938,000		956	958	1		(3)
Morgan Stanley & Co	11/17/2016	EUR	3,612,000		4,020	4,042	2		(24)
Total							$246		$(136)

Amounts in thousands except contracts

Futures Contracts

								Unrealized
Type	Long/Short		Contracts	Notional Value			Fair Value	Appreciation/(Depreciation)
AEX Index; September 2016		Short	23		$2,330	$	2,331		$(1)
CAC40 Index; September 2016		Short	125		6,220		6,188		32
DAX Index; September 2016		Short	6		1,762		1,775		(13)
DJ Euro Stoxx 50; September 2016		Short	412		13,054		13,925		(871)
DJ Euro Stoxx 50; September 2016		Short	30		1,001		1,014		(13)
FTSE/MIB Index; September 2016		Short	30		2,817		2,834		(17)
FTSE100 Index; September 2016		Short	60		5,292		5,347		(55)
OMXS30 Index; September 2016		Short	166		2,737		2,749		(12)
Total							$		(950)

Amounts in thousands except contracts

Options

					Upfront Premiums			Unrealized
Purchased Options Outstanding	Exercise Price		Expiration Date	Contracts	Paid/(Received)		Fair Value	Appreciation/(Depreciation)
Put - EURO STOXX 50 Price EUR	EUR	2,900.00	09/19/2016	300		$65	$37		$(28)
Put - Powershares QQQ Trust Series 1	$111.00		10/24/2016	897		161	97		(64)
Put - SPDR S&P500 ETF Trust	$211.00		10/24/2016	289		100	63		(37)
Total						$326	$197		$(129)

Amounts in thousands except contracts

Total Return Equity Basket Swaps

							Notional	Fair Value
Counterparty	Fund Pays		Fund Receives			Expiration Date	Value	Asset	Liability
Goldman Sachs	Floating rate based on 1 month GBP Total return on a custom basket of long and					04/18/2017 -	$3,515	$218	$—
LIBOR plus/less spread			short securities traded in GBP			09/01/2017
Goldman Sachs	Floating rate based on 1 month PRIBOR Total return on a custom basket of long and					05/24/2017	—	—	(6)
plus/less spread			short securities traded in CZK
Goldman Sachs	Floating rate based on 1 month Euribor Total return on a custom basket of long and					04/18/2017 -	5,892	7	—
plus/less spread			short securities traded in EUR			08/31/2017

See accompanying notes.

Schedule of Investments
Multi-Manager Equity Long/Short Fund
August 31, 2016

Total Return Equity Basket Swaps (continued)

				Notional	Fair Value
Counterparty	Fund Pays	Fund Receives	Expiration Date	Value	Asset	Liability
Morgan Stanley & Co	Floating rate based on 1 day SONIA	Total return on a custom basket of long and	04/06/2018	$9,632	$85	$—
	plus/less spread	short securities traded in GBP
Morgan Stanley & Co	Floating rate based on 1 day EONIA	Total return on a custom basket of long and	04/06/2018	13,351	189	—
	plus/less spread	short securities traded in EUR
Morgan Stanley & Co	Floating rate based on the Federal Funds Total return on a custom basket of long and		06/05/2018	(773)	—	(78)
	Rate plus/less spread	short securities traded in EUR
Total				$31,617	$499	$(84)

The expiration dates are measured from the commencement of investment in each underlying swap position.
Amounts in thousands

See accompanying notes.

Schedule of Investments
Multi-Manager Equity Long/Short Fund
August 31, 2016

Short Sales Outstanding

COMMON STOCKS - (29.02)%	Shares Value (000's)		COMMON STOCKS (continued)	Shares Value (000's)

Advertising - (0.05)%			Commercial Services (continued)
Interpublic Group of Cos Inc/The	7,038	$163	Total System Services Inc	3,229	$159
					$1,321

Aerospace & Defense - (0.78)%			Computers - (0.09)%
Boeing Co/The	7,535	975	Seagate Technology PLC	1,998	67
MTU Aero Engines AG	5,500	559	Western Digital Corp	4,970	232
Raytheon Co	5,181	726			$299
Rockwell Collins Inc	2,276	191
TransDigm Group Inc (a)	296	84	Cosmetics & Personal Care - (0.03)%
			Colgate-Palmolive Co	1,301	97
		$2,535

Agriculture - (0.14)%
			Distribution & Wholesale - (0.61)%
Archer-Daniels-Midland Co	10,239	448
			Fastenal Co	22,798	983
			LKQ Corp (a)	5,387	194
Apparel - (0.50)%			WW Grainger Inc	3,462	799
Hanesbrands Inc	6,634	176			$1,976
NIKE Inc	12,000	692
Under Armour Inc - Class A (a)	7,679	304	Diversified Financial Services - (0.08)%
			Alliance Data Systems Corp (a)	1,032	211
VF Corp	7,294	453
			American Express Co	715	47
		$1,625
					$258
Automobile Manufacturers - (0.48)%
Ford Motor Co	125,174	1,577	Electric - (1.33)%
			Alliant Energy Corp	3,991	151
			Ameren Corp	2,258	111
Automobile Parts & Equipment - (0.31)%			Consolidated Edison Inc	9,979	751
Delphi Automotive PLC	12,568	888	Dominion Resources Inc/VA	4,166	309
Goodyear Tire & Rubber Co/The	4,601	135	Edison International	1,463	106
		$1,023	Entergy Corp	3,141	246
			Eversource Energy	1,220	66
Banks - (1.36)%
			Exelon Corp	14,514	493
DBS Group Holdings Ltd	66,049	726
Deutsche Bank AG (a)	58,668	863	NextEra Energy Inc	2,985	361
			PG&E Corp	8,699	539
DNB ASA	44,000	533
			Pinnacle West Capital Corp	1,955	147
Goldman Sachs Group Inc/The	3,971	673
			Public Service Enterprise Group Inc	8,564	366
Societe Generale SA	11,703	427
			SCANA Corp	2,509	177
Svenska Handelsbanken AB	60,000	773
			Southern Co/The	9,133	469
UniCredit SpA	175,000	450
			Xcel Energy Inc	1,541	64
		$4,445
					$4,356
Beverages - (0.47)%
			Electrical Components & Equipment - (0.06)%
Constellation Brands Inc	3,522	578
			Acuity Brands Inc	765	211
Molson Coors Brewing Co	3,773	386
Monster Beverage Corp (a)	3,546	546
		$1,510	Electronics - (0.62)%
			Allegion PLC	1,701	121
Biotechnology - (0.63)%			Amphenol Corp	5,420	338
Alexion Pharmaceuticals Inc (a)	3,937	496
			Corning Inc	18,213	413
Illumina Inc(a)	2,574	433	Fingerprint Cards AB (a)	35,000	445
Regeneron Pharmaceuticals Inc (a)	1,826	717
Vertex Pharmaceuticals Inc (a)	4,464	422	Honeywell International Inc	2,322	271
			PerkinElmer Inc	1,930	103
		$2,068	Tyco International Plc	7,482	327
Building Materials - (0.19)%					$2,018
Fortune Brands Home & Security Inc	2,701	172	Energy - Alternate Sources - (0.10)%
Martin Marietta Materials Inc	1,115	204	First Solar Inc (a)	1,797	68
Vulcan Materials Co	2,102	239	Vestas Wind Systems A/S	3,000	249
		$615			$317

Chemicals - (1.21)%			Engineering & Construction - (0.31)%
CF Industries Holdings Inc	4,094	107	Fluor Corp	2,445	127
Dow Chemical Co/The	19,789	1,061	JM AB	35,000	888
EI du Pont de Nemours & Co	15,353	1,069			$1,015
Monsanto Co	7,684	818
Wacker Chemie AG	9,500	882	Environmental Control - (0.09)%
		$3,937	Stericycle Inc (a)	1,258	108
			Waste Management Inc	2,840	182
Commercial Services - (0.40)%					$290
Equifax Inc	1,800	237
Global Payments Inc	2,712	206	Food - (1.53)%
Nielsen Holdings PLC	6,275	334	Colruyt SA	7,500	412
PayPal Holdings Inc (a)	8,682	323	General Mills Inc	10,482	742
Quanta Services Inc (a)	2,385	62	Hershey Co/The	3,543	354
			ICA Gruppen AB	32,000	1,094

See accompanying notes.

Schedule of Investments
Multi-Manager Equity Long/Short Fund
August 31, 2016

Short Sales Outstanding

COMMON STOCKS (continued)	Shares Value (000's)		COMMON STOCKS (continued)	Shares Value (000's)

Food (continued)			Leisure Products & Services (continued)
Kellogg Co	758	$62	Royal Caribbean Cruises Ltd	3,780	$269
Kroger Co/The	16,523	529			$894
McCormick & Co Inc/MD	2,224	227
Whole Foods Market Inc	24,570	746	Lodging - (0.05)%
Woolworths Ltd	44,939	799	Wynn Resorts Ltd	1,787	160
		$4,965
			Machinery - Construction & Mining - (0.50)%
Forest Products & Paper - (0.07)%
			Caterpillar Inc	19,985	1,638
International Paper Co	312	15
Stora Enso OYJ	25,000	221
		$236	Machinery - Diversified - (0.48)%
			Flowserve Corp	2,278	110
Gas - (0.13)%			Kone OYJ	13,000	653
NiSource Inc	626	15	Metso OYJ	23,000	644
Sempra Energy	3,783	396	Roper Technologies Inc	99	17
		$411	Xylem Inc/NY	3,147	160
Hand & Machine Tools - (0.02)%					$1,584
Stanley Black & Decker Inc	447	55	Media - (0.23)%
			Walt Disney Co/The	8,042	760
Healthcare - Products - (1.83)%
Abbott Laboratories	15,223	640	Mining - (0.07)%
Baxter International Inc	3,863	180	Alcoa Inc	22,972	231
Becton Dickinson and Co	3,740	663
Boston Scientific Corp (a)	22,862	545
CR Bard Inc	1,291	285	Miscellaneous Manufacturers - (0.25)%
DENTSPLY SIRONA Inc	4,092	251	Eaton Corp PLC	4,839	322
Edwards Lifesciences Corp (a)	3,734	430	Ingersoll-Rand PLC	4,532	308
Henry Schein Inc (a)	1,436	235	Textron Inc	4,720	193
Hologic Inc (a)	3,910	150			$823
Intuitive Surgical Inc (a)	677	465

Medtronic PLC	7,553	657	Office & Business Equipment - (0.05)%
			Xerox Corp	17,796	175
St Jude Medical Inc	1,315	102
Stryker Corp	6,569	760
Thermo Fisher Scientific Inc	3,194	486	Oil & Gas - (2.69)%
Varian Medical Systems Inc (a)	1,655	159	Apache Corp	5,813	289
		$6,008	Cabot Oil & Gas Corp	8,167	201
			Chevron Corp	9,630	968
Holding Companies - Diversified - (0.02)%			Cimarex Energy Co	1,668	221
Leucadia National Corp	4,008	77	Concho Resources Inc (a)	2,314	299
			ConocoPhillips	21,630	888
Home Builders - (0.29)%			Devon Energy Corp	9,202	399
Lennar Corp - A Shares	17,066	807	EOG Resources Inc	7,588	671
PulteGroup Inc	6,039	129	EQT Corp	3,025	216
		$936	Exxon Mobil Corp	542	47
			Hess Corp	5,562	302
Housewares - (0.14)%			Neste Oyj	18,000	750
Newell Brands Inc	8,468	449	Newfield Exploration Co (a)	3,478	151
			Occidental Petroleum Corp	11,311	869
Insurance - (0.57)%			Phillips 66	9,017	707
Allstate Corp/The	1,138	78	Pioneer Natural Resources Co	2,306	413
Aon PLC	4,643	517	Range Resources Corp	2,977	115
Assurant Inc	1,065	95	Southwestern Energy Co (a)	6,893	96
Loews Corp	3,242	136	Statoil ASA	65,000	1,020
Marsh & McLennan Cos Inc	8,956	606	Tesoro Corp	2,083	157
Travelers Cos Inc/The	233	28			$8,779
Willis Towers Watson PLC	2,430	301	Oil & Gas Services - (0.40)%
XL Group Ltd	1,915	65	Schlumberger Ltd	10,477	828
		$1,826	Subsea 7 SA (a)	45,000	486
Internet - (0.81)%					$1,314
Amazon.com Inc (a)	1,079	830
			Packaging & Containers - (0.14)%
Expedia Inc	2,712	296	Ball Corp	2,968	235
Facebook Inc (a)	3,312	418
			Owens-Illinois Inc (a)	2,845	51
Netflix Inc (a)	7,516	732
Priceline Group Inc/The (a)	126	178	Sealed Air Corp	3,428	162
TripAdvisor Inc (a)	2,558	156			$448
		$2,610	Pharmaceuticals - (1.45)%
			Allergan plc (a)	5,794	1,359
Leisure Products & Services - (0.27)%			Bristol-Myers Squibb Co	65	4
Carnival Corp	13,083	625	Eli Lilly & Co	17,887	1,391

See accompanying notes.

Schedule of Investments
Multi-Manager Equity Long/Short Fund
August 31, 2016

Short Sales Outstanding

COMMON STOCKS (continued)	Shares Value (000's)		COMMON STOCKS (continued)	Shares	Value(000	's)

Pharmaceuticals (continued)			Telecommunications (continued)
Endo International PLC (a)	3,890	$80	Frontier Communications Corp	20,601	$95
Mead Johnson Nutrition Co	3,244	276	Motorola Solutions Inc	3,048	235
Merck & Co Inc	8,930	561			$565
Mylan NV (a)	8,926	378
Perrigo Co PLC	2,515	229	Textiles - (0.02)%
			Mohawk Industries Inc (a)	358	76
Zoetis Inc	8,701	444
		$4,722
			Toys, Games & Hobbies - (0.06)%
Pipelines - (0.14)%
			Mattel Inc	5,981	198
Spectra Energy Corp	12,313	439

			Transportation - (0.39)%
REITS - (1.23)%
			Kansas City Southern	1,896	183
American Tower Corp	7,462	846
			Ryder System Inc	939	61
Apartment Investment & Management Co	1,209	55
			United Parcel Service Inc	9,226	1,008
Boston Properties Inc	107	15
Crown Castle International Corp	5,928	562			$1,252
Equinix Inc	1,235	455	TOTAL COMMON STOCKS (proceeds $95,050)		$94,613
Equity Residential	5,272	342	INVESTMENT COMPANIES - (8.04)%	Shares	Value(000	's)
Iron Mountain Inc	4,320	166	Exchange Traded Funds - (8.04)%
Macerich Co/The	2,541	208	Consumer Discretionary Select Sector SPDR	17,909	1,443
Public Storage	3,041	681	Fund
Realty Income Corp	1,511	99	Health Care Select Sector SPDR Fund	8,994	654
Simon Property Group Inc	462	100	Industrial Select Sector SPDR Fund	28,403	1,664
UDR Inc	6	—	Materials Select Sector SPDR Fund	17,357	844
Ventas Inc	497	36	Source STOXX Europe 600 Optimised	2,500	922
Vornado Realty Trust	432	45	Automobiles & Parts UCITS ETF
Weyerhaeuser Co	13,244	422	Source STOXX Europe 600 Optimised Banks	25,000	1,613
		$4,032	UCITS ETF
Retail - (2.56)%			Source STOXX Europe 600 Optimised Basic	5,750	1,329
Advance Auto Parts Inc	1,293	204	Resources UCITS ETF
Chipotle Mexican Grill Inc (a)	1,924	796	Source STOXX Europe 600 Optimised Food &	5,000	1,993
Cie Financiere Richemont SA	29,297	1,689	Beverage UCITS ETF
Costco Wholesale Corp	7,351	1,192	Source STOXX Europe 600 Optimised	4,500	930
Darden Restaurants Inc	9,736	600	Industrial Goods & Services UCITS ETF
L Brands Inc	348	27	Source STOXX Europe 600 Optimised Oil &	3,800	637
Nordstrom Inc	3,027	153	Gas UCITS ETF
Starbucks Corp	9,298	523	Source STOXX Europe 600 Optimised Retail	6,500	1,116
Swatch Group AG/The	2,688	692	UCITS ETF
Target Corp	16,902	1,186	Source STOXX Europe 600 Optimised	11,000	751
Ulta Salon Cosmetics & Fragrance Inc (a)	1,089	269	Technology UCITS ETF
Wal-Mart Stores Inc	14,031	1,002	SPDR S&P Regional Banking ETF	29,606	1,274
		$8,333	SPDR S&P500 ETF Trust	37,251	8,100
			Technology Select Sector SPDR Fund	62,565	2,940
Semiconductors - (1.18)%					$26,210
ASML Holding NV	6,500	694	TOTAL INVESTMENT COMPANIES (proceeds $25,163)		$26,210
Broadcom Ltd	6,933	1,223	TOTAL SHORT SALES (proceeds $120,213)		$120,823
Microchip Technology Inc	3,776	234
Micron Technology Inc (a)	18,194	300
NVIDIA Corp	9,375	575
Qorvo Inc (a)	2,238	128	(a) Non-Income Producing Security
REC Silicon ASA (a)	3,226,254	464
Skyworks Solutions Inc	2,166	162
Texas Instruments Inc	1,245	87
		$3,867

Software - (1.44)%
Activision Blizzard Inc	4,281	177
Adobe Systems Inc (a)	7,449	762
Autodesk Inc (a)	3,945	266
Cerner Corp (a)	6,191	400
Dun & Bradstreet Corp/The	526	73
Microsoft Corp	3,681	212
Oracle Corp	14,604	602
Paychex Inc	1,387	84
Red Hat Inc (a)	3,180	232
salesforce.com Inc (a)	11,898	945
Workday Inc (a)	10,536	893
		$4,646

Telecommunications - (0.17)%
AT&T Inc	5,759	235

See accompanying notes.

     Schedule of Investments Opportunistic Municipal Fund August 31, 2016

INVESTMENT COMPANIES - 0.78%	Shares Held	Value(000	's)		Principal
Exchange Traded Funds - 0.78%				MUNICIPAL BONDS (continued)	Amount (000's)	Value(000	's)
SPDR Nuveen S&P High Yield Municipal	3,040	$181		Connecticut - 3.06%
Bond ETF				Connecticut State Health & Educational
VanEck Vectors High-Yield Municipal Index	17,000	551		Facility Authority
ETF				5.00%, 09/01/2046(b)	$1,500	$1,663
VanEck Vectors Short High-Yield Municipal	14,000	355		Mohegan Tribal Finance Authority
Index ETF				7.00%, 02/01/2045(b)	2,500	2,623
		$1,087				$4,286
TOTAL INVESTMENT COMPANIES		$1,087		Florida - 1.10%
	Principal			Orange County Housing Finance Authority
BONDS- 0.37%	Amount (000's)	Value(000	's)	7.00%, 10/01/2025	485	492
U.S. Municipals - 0.37%				Orange County Industrial Development
Oglala Sioux Tribe				Authority/FL
5.75%, 10/01/2025(a),(b)	$500	$515		8.00%, 07/01/2036(b)	1,000	1,059
						$1,551
TOTAL BONDS		$515		Georgia - 0.40%
	Principal			City of Atlanta GA
MUNICIPAL BONDS - 101.89%	Amount (000's)	Value(000	's)	7.38%, 01/01/2031	500	564
Alabama - 2.30%
Lower Alabama Gas District/The				Illinois - 13.01%
5.00%, 09/01/2034	$2,500	$3,224		Chicago O'Hare International Airport
				5.00%, 01/01/2033	1,250	1,499
Arizona - 4.89%				City of Chicago IL
Navajo Nation				5.50%, 01/01/2033	1,000	1,059
5.50%, 12/01/2030(b)	2,500	2,854		5.50%, 01/01/2042	300	314
Salt Verde Financial Corp				7.46%, 02/15/2026	1,953	1,390
5.00%, 12/01/2032	3,205	4,006		City of Chicago IL Wastewater Transmission
		$6,860		Revenue
California - 14.62%				5.00%, 01/01/2031	760	888
Abag Finance Authority for Nonprofit Corps				5.00%, 01/01/2039	1,200	1,381
5.00%, 08/01/2043	500	594		City of Chicago IL Waterworks Revenue
California Educational Facilities Authority				5.00%, 11/01/2025	500	603
5.00%, 12/29/2015(c)	1,730	1,905		Illinois Finance Authority
5.00%, 10/01/2038(c)	900	978		5.00%, 02/15/2041	850	970
				Illinois State Toll Highway Authority
California Pollution Control Financing				5.00%, 01/01/2040(c)	5,000	6,012
Authority
4.30%, 07/01/2040	1,000	1,083		Metropolitan Pier & Exposition
				Authority (credit support from NATL)
California Statewide Communities				5.50%, 06/15/2029(c)	1,000	1,263
Development Authority (credit support from
GNMA COLL)				Metropolitan Water Reclamation District of
4.90%, 07/20/2039(c)	500	540		Greater Chicago
California Statewide Financing Authority				5.00%, 12/01/2045	1,000	1,204
6.00%, 05/01/2043	1,000	1,017		State of Illinois
Golden State Tobacco Securitization Corp				4.00%, 06/01/2037	350	348
5.75%, 06/01/2047	4,260	4,354		5.50%, 07/01/2027	1,150	1,326
La Verne Public Financing Authority						$18,257
7.25%, 09/01/2026	700	702		Indiana - 0.51%
Morongo Band of Mission Indians/The				Indiana Finance Authority
6.50%, 03/01/2028(b)	825	886		5.00%, 10/01/2044	300	344
Oakland Unified School District/Alameda				Town of Shoals IN
County				7.25%, 11/01/2043	300	363
5.00%, 08/01/2035	1,225	1,501				$707
Sacramento Area Flood Control				Iowa- 0.83%
Agency (credit support from BAM)				Xenia Rural Water District
5.00%, 10/01/2039(c)	500	598		5.00%, 12/01/2041(c)	1,000	1,170
San Diego Community College District
5.25%, 08/01/2033(c)	1,050	1,189		Louisiana - 3.03%
University of California				Juban Crossing Economic Development
5.00%, 05/15/2033	2,750	3,472		District
5.25%, 05/15/2039(c)	1,257	1,413		7.00%, 09/15/2044(b)	1,000	1,081
5.25%, 05/15/2039(c)	243	273		7.00%, 09/15/2044(b)	500	540
		$20,505		Louisiana Public Facilities Authority
Colorado - 4.11%				8.38%, 07/01/2039	400	231
Colorado Health Facilities Authority				Parish of St John the Baptist LA
5.00%, 05/15/2040	1,000	1,182		5.13%, 06/01/2037	2,350	2,405
5.00%, 05/15/2045	1,000	1,179				$4,257
Green Gables Metropolitan District No 1				Maine- 0.42%
5.30%, 12/01/2046	1,250	1,284		Maine Health & Higher Educational Facilities
Promenade Castle Rock Metropolitan District				Authority
No 1				5.00%, 07/01/2046	500	582
5.75%, 12/01/2039	1,000	1,061
Sierra Ridge Metropolitan District No 2				Maryland - 1.65%
5.50%, 12/01/2046	1,000	1,058		City of Westminster MD
		$5,764		6.25%, 07/01/2044	600	687

See accompanying notes.

Schedule of Investments
Opportunistic Municipal Fund
August 31, 2016

	Principal				Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value(000	's)	MUNICIPAL BONDS (continued)	Amount (000's)	Value(000	's)
Maryland (continued)				North Carolina - 1.32%
Maryland Economic Development Corp				North Carolina Eastern Municipal Power
5.00%, 03/31/2041	$1,000	$1,195		Agency
5.38%, 06/01/2025	390	437		5.25%, 01/01/2020	$750	$796
		$2,319		North Carolina Medical Care Commission
Michigan - 1.68%				5.25%, 10/01/2035	1,000	1,056
Michigan Finance Authority						$1,852
5.00%, 07/01/2035	1,000	1,174		Ohio- 1.22%
Wayne County Airport Authority				Ohio Air Quality Development Authority
5.00%, 12/01/2045	1,000	1,178		3.75%, 12/01/2023	1,000	993
		$2,352		Ohio Water Development Authority
Minnesota - 0.86%				4.00%, 01/01/2034	750	722
Housing & Redevelopment Authority of The						$1,715
City of St Paul Minnesota				Oklahoma - 0.25%
5.00%, 11/15/2030	1,000	1,208		Tulsa Airports Improvement Trust
				5.00%, 06/01/2035(f)	300	349
Missouri - 1.39%
City of St Louis MO Airport Revenue (credit				Oregon - 0.40%
support from NATL)				Warm Springs Reservation Confederated
5.50%, 07/01/2028(c)	400	522		Tribe
Health & Educational Facilities Authority of				6.38%, 11/01/2033	500	556
the State of Missouri
5.00%, 02/01/2036	290	339		Pennsylvania - 4.56%
Kansas City Industrial Development				Allegheny County Industrial Development
Authority				Authority
5.00%, 04/01/2046(b)	1,100	1,098		6.00%, 07/15/2038	400	435
		$1,959		Chester County Health & Education Facilities
Nevada - 0.84%				Authority
Las Vegas Redevelopment Agency				5.25%, 12/01/2045	1,000	1,053
5.00%, 06/15/2045	1,000	1,178		City of Scranton PA
				5.00%, 11/15/2032	1,500	1,630
New Jersey - 9.01%				8.50%, 09/01/2022(a)	200	224
Casino Reinvestment Development Authority				Lancaster County Hospital Authority/PA
5.25%, 11/01/2039	250	265		5.00%, 07/01/2045	1,250	1,429
Essex County Improvement Authority				Pennsylvania Economic Development
5.25%, 07/01/2045(b)	1,300	1,359		Financing Authority
New Jersey Economic Development				5.50%, 11/01/2044	1,000	1,124
Authority				6.00%, 06/01/2031	500	500
5.25%, 06/15/2040	1,000	1,155				$6,395
5.63%, 11/15/2030	1,000	1,162		South Carolina - 0.86%
5.75%, 09/15/2027	500	573		South Carolina Public Service Authority
New Jersey Educational Facilities				5.25%, 12/01/2055	1,000	1,206
Authority (credit support from AGM)
5.00%, 07/01/2034(c)	1,000	1,198		Tennessee - 3.04%
5.00%, 07/01/2035(c)	500	603		Chattanooga Health Educational & Housing
New Jersey Health Care Facilities Financing				Facility Board
Authority (credit support from AGM)				5.00%, 10/01/2028	1,050	1,272
5.00%, 07/01/2046(c)	1,900	2,232		5.00%, 10/01/2035	500	589
New Jersey Transportation Trust Fund				Metropolitan Government Nashville &
Authority				Davidson County Health & Educational Facs
5.25%, 06/15/2032	2,000	2,317		Bd
Newark Housing Authority (credit support				5.00%, 07/01/2046	2,000	2,397
from AGM MUN GOVT GTD)						$4,258
5.00%, 12/01/2038(c)	1,500	1,776		Texas- 9.06%
		$12,640		Arlington Higher Education Finance Corp
New York - 11.15%				5.00%, 12/01/2046	1,100	1,273
Brooklyn Arena Local Development Corp				City of Dallas TX
5.00%, 07/15/2042(c)	2,000	2,424		5.00%, 02/15/2027	1,000	1,260
6.25%, 07/15/2040	480	567		City of Houston TX Airport System Revenue
Build NYC Resource Corp				4.50%, 07/01/2020	1,000	1,085
5.00%, 07/01/2035	1,500	1,786		Harris County Cultural Education Facilities
5.50%, 09/01/2045(b)	1,000	1,199		Finance Corp
Metropolitan Transportation Authority				6.00%, 10/01/2043	1,575	1,874
5.00%, 11/15/2034	1,000	1,230		Mission Economic Development Corp
New York Liberty Development Corp				5.75%, 10/01/2031(b)	2,000	2,134
5.25%, 10/01/2035	1,280	1,757		New Hope Cultural Education Facilities
New York State Thruway Authority				Finance Corp
5.25%, 01/01/2056	1,000	1,237		5.00%, 07/01/2030	500	578
New York Transportation Development Corp				5.00%, 07/01/2047	1,500	1,679
5.00%, 08/01/2021	1,500	1,688		North Texas Tollway Authority
5.00%, 01/01/2023	560	675		5.00%, 01/01/2045	615	733
5.25%, 01/01/2050	2,650	3,100		Port Beaumont Navigation District
		$15,663		7.25%, 02/01/2036(b)	1,000	1,069

See accompanying notes.

     Schedule of Investments Opportunistic Municipal Fund August 31, 2016

	Principal			Portfolio Summary (unaudited)
MUNICIPAL BONDS (continued)	Amount (000's)	Value(000	's)	Sector	Percent
Texas (continued)				Revenue Bonds	82.27%
Texas Private Activity Bond Surface				General Obligation Unlimited	6.27%
Transportation Corp				Insured	6.23%
6.88%, 12/31/2039	$550	$650		General Obligation Limited	3.33%
7.00%, 12/31/2038	300	379		Prerefunded	1.56%
		$12,714		Tax Allocation	1.24%
Virginia - 1.86%				Certificate Participation	0.99%
County of Botetourt VA				Investment Companies	0.78%
6.00%, 07/01/2044	1,000	1,078		Government	0.37%
Fairfax County Economic Development				Liability For Floating Rate Notes Issued	(3.97)%
Authority				Other Assets and Liabilities	0.93%
5.00%, 10/01/2042(c)	1,000	1,177		TOTAL NET ASSETS	100.00%
Fairfax County Industrial Development
Authority
5.00%, 05/15/2035(c)	300	353
		$2,608
Washington - 0.19%
Port of Seattle Industrial Development Corp
5.00%, 04/01/2030	250	271

West Virginia - 0.72%
West Virginia Economic Development
Authority
2.88%, 12/15/2026	1,000	1,007

Wisconsin - 3.55%
Public Finance Authority
4.00%, 08/01/2035	500	514
4.00%, 12/01/2036	2,000	2,023
5.00%, 12/01/2025	1,500	1,770
5.25%, 04/01/2030	600	672
		$4,979
TOTAL MUNICIPAL BONDS		$142,956
Total Investments		$144,558
Liability for Floating Rate Notes Issued in Conjunction with
Securities Held - (3.97)%
Notes with interest rates of 0.59% - 0.64% at	$(5,565)	$(5,565)
August 31, 2016 and contractual maturity of
collateral from 2017-2024.(g)
Total Net Investments		$138,993
Other Assets and Liabilities - 0.93%		$1,311
TOTAL NET ASSETS - 100.00%		$140,304

(a)	Security is Illiquid. At the end of the period, the value of these securities totaled $739 or 0.53% of net assets.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $18,080 or 12.89% of net assets.
(c)	Security or portion of underlying security related to Inverse Floaters entered into by the Fund. See Notes to Financial Statements for additional information.
(c)	Credit support indicates investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution, or government agency.
(c)	Security purchased on a when-issued basis.
(f)	Variable Rate. Rate shown is in effect at August 31, 2016.
(g)	Floating rate securities. The interest rate(s) shown reflect the rates in effect at August 31, 2016.

See accompanying notes.

Schedule of Investments
Origin Emerging Markets Fund
August 31, 2016

COMMON STOCKS - 96.17%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Advertising - 0.56%				Forest Products & Paper - 0.98%
Smiles SA	278,379	$4,322		Mondi PLC	376,654	$7,664

Aerospace & Defense - 0.63%				Hand & Machine Tools - 0.45%
Hanwha Techwin Co Ltd	89,000	4,913		Techtronic Industries Co Ltd	857,000	3,471

Agriculture - 3.15%				Healthcare - Products - 1.08%
KT&G Corp	234,006	24,533		China Medical System Holdings Ltd	2,500,000	4,179
				St Shine Optical Co Ltd	170,000	4,192
Automobile Manufacturers - 3.37%						$8,371
Geely Automobile Holdings Ltd	21,103,400	16,882		Holding Companies - Diversified - 1.95%
Tata Motors Ltd ADR	230,000	9,377		KOC Holding AS	678,600	2,946
		$26,259		Siam Cement PCL/The	798,900	12,227
Automobile Parts & Equipment - 1.65%						$15,173
Hankook Tire Co Ltd	85,066	4,254		Home Furnishings - 3.41%
Hanon Systems	455,499	4,768		Coway Co Ltd	41,466	3,097
Xinyi Glass Holdings Ltd (a)	4,406,000	3,788		Skyworth Digital Holdings Ltd	8,190,900	6,053
		$12,810		Steinhoff International Holdings NV	2,903,806	17,433
Banks - 1.30%						$26,583
China CITIC Bank Corp Ltd	5,103,793	3,360		Insurance - 2.67%
China Construction Bank Corp	9,045,528	6,764		China Life Insurance Co Ltd/Taiwan	6,554,080	5,793
		$10,124		PICC Property & Casualty Co Ltd	4,799,727	7,899
Beverages - 0.78%				Samsung Life Insurance Co Ltd	40,044	3,695
Ambev SA	1,020,700	6,037		Sul America SA	679,400	3,431
						$20,818
Chemicals - 3.87%				Internet - 10.66%
LG Chem Ltd	46,978	11,355		Alibaba Group Holding Ltd ADR(a)	195,900	19,040
Lotte Chemical Corp	27,772	6,654		Com2uSCorp (a)	81,123	7,506
PTT Global Chemical PCL (b)	4,770,100	8,385		NAVER Corp	22,800	17,253
Sinopec Shanghai Petrochemical Co Ltd	7,302,000	3,765		Tencent Holdings Ltd	1,511,305	39,165
		$30,159				$82,964
Commercial Services - 3.25%				Lodging - 1.21%
Kroton Educacional SA	1,047,400	4,457		Kangwon Land Inc	266,475	9,422
Localiza Rent a Car SA	285,000	3,565
New Oriental Education & Technology Group	348,600	13,763		Machinery - Diversified - 0.74%
Inc ADR				Hollysys Automation Technologies Ltd (a)	270,810	5,766
Zhejiang Expressway Co Ltd	3,123,700	3,479
		$25,264		Mining - 0.47%
Computers - 2.12%				Korea Zinc Co Ltd	8,521	3,650
Cognizant Technology Solutions Corp (a)	139,200	7,996
Infosys Ltd ADR	278,800	4,422		Miscellaneous Manufacturers - 3.82%
Lite-On Technology Corp	2,720,510	4,110		Largan Precision Co Ltd	33,000	3,690
		$16,528		Sunny Optical Technology Group Co Ltd	3,099,525	16,528
Cosmetics & Personal Care - 1.01%				Zhuzhou CRRC Times Electric Co Ltd	1,800,000	9,548
LG Household & Health Care Ltd	9,256	7,887				$29,766
				Oil & Gas - 0.89%
Diversified Financial Services - 3.02%				SK Innovation Co Ltd	53,266	6,914
E.Sun Financial Holding Co Ltd	9,340,760	5,248
Mega Financial Holding Co Ltd	9,062,000	6,162		Pharmaceuticals - 2.95%
Noah Holdings Ltd ADR(a)	194,400	5,113		Richter Gedeon Nyrt	402,732	8,262
Taishin Financial Holding Co Ltd	18,409,301	6,954		Sinopharm Group Co Ltd	2,879,900	14,718
		$23,477				$22,980
Electric - 2.92%				Real Estate - 2.35%
Korea Electric Power Corp	437,873	22,743		China Overseas Land & Investment Ltd	3,347,900	11,027
				China Vanke Co Ltd	2,838,200	7,259
Electronics - 3.26%						$18,286
AAC Technologies Holdings Inc	1,624,518	18,502		Retail - 2.52%
Hon Hai Precision Industry Co Ltd	1,261,758	6,874		ANTA Sports Products Ltd	2,724,000	7,356
		$25,376		Raia Drogasil SA	365,900	6,736
Energy - Alternate Sources - 0.47%				Truworths International Ltd	1,065,070	5,520
Xinyi Solar Holdings Ltd (a)	9,000,000	3,692				$19,612
				Semiconductors - 12.76%
Engineering & Construction - 1.18%				Phison Electronics Corp	645,600	4,660
Grupo Aeroportuario del Centro Norte SAB de	920,100	5,664		Powertech Technology Inc	1,433,000	3,736
CV				Realtek Semiconductor Corp	1,287,000	5,141
Promotora y Operadora de Infraestructura	292,975	3,513		Samsung Electronics Co Ltd	53,377	38,625
SAB de CV				Silicon Motion Technology Corp ADR	121,400	6,128
		$9,177		Taiwan Semiconductor Manufacturing Co Ltd	1,309,217	37,627
Food - 2.49%				ADR
BIM Birlesik Magazalar AS	176,403	3,023		Win Semiconductors Corp	1,720,000	3,453
SPAR Group Ltd/The	590,616	7,717				$99,370
X5 Retail Group NV (a)	328,000	8,663		Software - 3.62%
		$19,403		NetEase Inc ADR	112,335	23,812

See accompanying notes.

		Schedule of Investments
Origin Emerging Markets Fund
August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value (000's)
Software (continued)
TravelSky Technology Ltd	2,021,000	$4,391
		$28,203
Telecommunications - 5.02%
China Mobile Ltd	1,176,443	14,493
Chunghwa Telecom Co Ltd	5,929,400	21,287
Vodacom Group Ltd	319,597	3,326
		$39,106
Water - 3.59%
Cia de Saneamento Basico do Estado de Sao	950,000	8,599
Paulo
Guangdong Investment Ltd	12,547,064	19,375
		$27,974
TOTAL COMMON STOCKS		$748,797
INVESTMENT COMPANIES - 3.64%	Shares Held	Value (000's)
Money Market Funds - 3.64%
First American Government Obligations Fund	28,364,471	28,364

TOTAL INVESTMENT COMPANIES		$28,364
Total Investments		$777,161
Other Assets and Liabilities - 0.19%		$1,484
TOTAL NET ASSETS - 100.00%		$778,645

(a) Non-Income Producing Security
(b)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of
Directors. At the end of the period, the fair value of these securities totaled
$8,385 or 1.08% of net assets.

Portfolio Summary (unaudited)
Country		Percent
China		30.19%
Korea, Republic Of		22.76%
Taiwan, Province Of China		16.05%
Hong Kong		7.48%
South Africa		5.35%
Brazil		4.78%
United States		4.66%
Thailand		2.65%
India		1.77%
Mexico		1.18%
Russian Federation		1.11%
Hungary		1.06%
Turkey		0.77%
Other Assets and Liabilities		0.19%
TOTAL NET ASSETS		100.00%

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
eMini MSCI Emerging Markets; September 2016	Long	685	$30,550	$30,411	$(139)
Total					$(139)

Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments Preferred Securities Fund August 31, 2016

INVESTMENT COMPANIES - 2.87%		Shares Held	Value(000	's)	PREFERRED STOCKS (continued)	Shares Held	Value(000	's)
Money Market Funds - 2.87%					Electric (continued)
Goldman Sachs Financial Square Funds -		167,452,081	$167,452		Entergy New Orleans Inc 5.00%	3,299	$85
Government Fund					Entergy New Orleans Inc 5.50%	20,000	541
					Entergy Texas Inc 5.63%	15,618	428
TOTAL INVESTMENT COMPANIES			$167,452		Georgia Power Co 6.50%(a)	97,900	10,305
					Gulf Power Co 6.00%(a)	60,914	6,078
CONVERTIBLE PREFERRED STOCKS -1.42%
					Gulf Power Co 6.45%(a)	9,400	981
		Shares Held	Value(000	's)
					Integrys Holding Inc 6.00%(b)	87,600	2,404
Banks- 1.42%
Wells Fargo & Co 7.50%(a)		60,982	$82,478		Interstate Power & Light Co 5.10%(a)	485,100	13,335
					NextEra Energy Capital Holdings Inc 5.00%	491,093	12,631
TOTAL CONVERTIBLE PREFERRED STOCKS			$82,478		NextEra Energy Capital Holdings Inc 5.13%	662,215	17,006
PREFERRED STOCKS - 29.77%		Shares Held	Value(000	's)	NextEra Energy Capital Holdings Inc 5.63%	170,585	4,442
					NextEra Energy Capital Holdings Inc 5.70%	322,465	8,258
Banks- 9.04%
AgriBank FCB 6.88%(a),(b)		61,700	6,637		PPL Capital Funding Inc 5.90%	735	20
Bank of America Corp 6.38%(a)		17,626	457				$139,468
Bank of America Corp	6.50%(a)	490	13		Food- 0.43%
Bank of America Corp	6.63%(a)	201,813	5,427		Dairy Farmers of America Inc 7.88%(a),(c)	12,000	1,273
Bank of New York Mellon Corp/The 5.20%(a)		139,534	3,659		Dairy Farmers of America Inc 7.88%(a),(c)	232,500	23,962
Barclays Bank PLC 7.10%(a)		1,011,767	26,093				$25,235
Barclays Bank PLC 8.13%(a)		249,031	6,520		Hand & Machine Tools - 0.50%
BB&T Corp 5.63%(a)		150,000	4,044		Stanley Black & Decker Inc 5.75%	1,104,374	29,012
Capital One Financial Corp 6.00%(a)		533,401	13,842
Citigroup Inc 6.88%(a)		9,618	267		Insurance - 7.04%
Citigroup Inc 6.88%(a),(b)		493,542	14,604		Aegon NV 4.00%(a),(b)	66,900	1,650
CoBank ACB 6.13%(a)		8,000	799		Aegon NV 6.38%(a)	975,042	25,078
CoBank ACB 6.20%(a),(b)		65,000	6,817		Aegon NV 6.50%(a)	243,544	6,361
CoBank ACB 6.25%(a),(b)		296,500	31,512		Aegon NV 8.00%	63,317	1,698
Cullen/Frost Bankers Inc 5.38%(a)		276,081	7,584		Aflac Inc 5.50%	1,084,662	28,830
					Allstate Corp/The 5.10%(b)	540,300	15,107
Deutsche Bank Contingent Capital Trust II		1,089,334	27,408
6.55%(a)					Allstate Corp/The 6.25%(a)	181,500	5,129
Goldman Sachs Group Inc/The 5.50%(a),(b)		774,944	20,962		Allstate Corp/The 6.63%(a)	380,000	10,655
HSBC Holdings PLC 6.20%(a)		1,028,013	26,790		American Financial Group Inc/OH 5.75%	441,277	11,381
HSBC Holdings PLC 8.00%(a)		348,226	9,179		American Financial Group Inc/OH 6.25%	250,786	6,944
Huntington Bancshares Inc/OH 5.88%(a)		326,087	8,514		Arch Capital Group Ltd 6.75%(a)	699,190	18,410
Huntington Bancshares Inc/OH 6.25%(a)		1,050,000	29,169		Aspen Insurance Holdings Ltd 5.95%(a),(b),(d)	450,449	13,464
ING Groep NV 6.13%(a)		55,705	1,437		Aspen Insurance Holdings Ltd 7.25%(a)	45,141	1,196
ING Groep NV 6.38%(a)		829,730	21,324		Axis Capital Holdings Ltd 5.50%(a)	155,098	4,140
ING Groep NV 7.05%(a)		1,017,959	25,429		Axis Capital Holdings Ltd 6.88%(a)	2,072,850	54,018
ING Groep NV 7.20%(a)		163,000	4,271		Delphi Financial Group Inc 7.38%(b)	527,604	11,739
KeyCorp 8.63%(a),(b)		368,904	9,665		Hartford Financial Services Group Inc/The	1,040,014	32,688
M&T Bank Corp 6.38%(a),(b)		5,400	5,726		7.88%(b)
M&T Bank Corp 6.38%(a),(b)		7,150	7,581		Protective Life Corp 6.00%	10,311	271
Merrill Lynch Capital Trust I 6.45%(b)		315,326	8,151		Protective Life Corp 6.25%	336,151	8,753
Morgan Stanley 7.13%(a),(b)		24,282	742		Prudential PLC 6.50%(a)	92,849	2,532
					Prudential PLC 6.75%(a)	174,600	4,681
PNC Financial Services Group Inc/The		1,730,132	52,250
6.13%(a),(b)					Reinsurance Group of America Inc 6.20%(b)	577,300	17,689
Royal Bank of Scotland Group PLC 5.75%(a)		396,429	10,188		RenaissanceRe Holdings Ltd 5.38%(a)	654,975	17,363
State Street Corp 5.25%(a)		1,425,192	36,855		RenaissanceRe Holdings Ltd 6.08%(a)	178,371	4,520
State Street Corp 5.90%(a),(b)		241,300	6,867		Torchmark Corp 5.88%	468,309	12,274
State Street Corp 6.00%(a)		349,700	9,659		WR Berkley Corp 5.63%	1,262,728	32,389
TCF Financial Corp 7.50%(a)		229,278	6,005		WR Berkley Corp 5.75%	65,930	1,719
US Bancorp 6.00% (a),(b)		2,082,309	54,265		XLIT Ltd 3.80%(a),(b),(d)	76,419	59,607
Valley National Bancorp 6.25%(a),(b)		172,200	5,088				$410,286
Wells Fargo & Co 5.85%(a),(b)		125,027	3,498		Media- 0.22%
Wells Fargo & Co 6.63%(a),(b)		236,676	7,254		Comcast Corp 5.00%	480,893	12,830
			$526,552
Diversified Financial Services - 0.08%					Miscellaneous Manufacturers - 0.17%
Affiliated Managers Group Inc 6.38%		15,188	404		General Electric Co 4.88%	299,666	7,971
Charles Schwab Corp/The 6.00%(a)		12,535	328		General Electric Co 4.88%	80,187	2,094
Charles Schwab Corp/The 6.00%(a)		143,663	3,938				$10,065
			$4,670		REITS- 4.51%
					Boston Properties Inc 5.25%(a)	7,284	190
Electric - 2.39%
Alabama Power Co 6.45%(a)		89,000	2,373		Digital Realty Trust Inc 5.88%(a)	97,818	2,553
					Digital Realty Trust Inc 6.35%(a)	202,498	5,599
Dominion Resources Inc/VA 5.25%		892,421	22,890
					Digital Realty Trust Inc 6.63%(a)	3,856	101
DTE Energy Co 5.25%		313,300	8,118
					Digital Realty Trust Inc 7.00%(a)	544,076	13,787
Duke Energy Corp 5.13%		362,408	9,571
					Digital Realty Trust Inc 7.38%(a)	239,911	6,938
Entergy Arkansas Inc 4.88%		10,000	250
					Hospitality Properties Trust 7.13%(a)	411,113	10,607
Entergy Arkansas Inc 4.90%		241,096	6,088
					Kimco Realty Corp 5.50%(a)	590,922	15,275
Entergy Arkansas Inc 5.75%		35,363	890
					Kimco Realty Corp 6.00%(a)	667,508	17,328
Entergy Louisiana LLC 4.70%		165,100	4,185
					National Retail Properties Inc 6.63%(a)	455,621	11,728
Entergy Louisiana LLC 4.88%		25,000	625
					Prologis Inc 8.54%(a)	167,700	11,776
Entergy Louisiana LLC 5.25%		236,055	6,114
					PS Business Parks Inc 5.70%(a)	377,419	9,956
Entergy Louisiana LLC 5.88%		1,981	50
					PS Business Parks Inc 5.75%(a)	520,724	13,482
Entergy Mississippi Inc 6.00%		70,689	1,800

See accompanying notes.

Schedule of Investments
Preferred Securities Fund
August 31, 2016

PREFERRED STOCKS (continued)			Shares Held	Value(000's)		Principal
REITS (continued)					BONDS (continued)	Amount (000's)	Value (000's)
PS Business Parks Inc	6.00%(a)		188,128	$4,957	Banks (continued)
PS Business Parks Inc	6.45%(a)		132,228	3,421	BNP Paribas SA (continued)
Public Storage 5.20%(a)			70,407	1,849	7.37%, 12/29/2049(a),(b),(c)	$100	$102
Public Storage 5.75%(a)			222,900	5,791	7.63%, 12/29/2049(a),(b),(c)	46,600	49,000
Public Storage 5.88%(a)			237,401	6,695	7.63%, 12/29/2049(a),(b)	4,000	4,206
Public Storage 5.90%(a)			55,600	1,431	BPCE SA
Public Storage 6.00%(a)			580,214	16,606	5.70%, 10/22/2023(c)	6,000	6,567
Public Storage 6.38%(a)			131,181	3,790	Chase Capital III
Realty Income Corp 6.63%(a)			776,752	20,320	1.22%, 03/01/2027(b)	3,000	2,625
Regency Centers Corp	6.00%(a)		441,029	10,998	Citigroup Capital III
Regency Centers Corp 6.63%(a)			230,854	5,979	7.63%, 12/01/2036	2,700	3,473
Senior Housing Properties Trust		5.63%	113,931	2,960	Citigroup Inc
Senior Housing Properties Trust 6.25%			150,000	3,946	5.90%, 12/29/2049(a)	200	208
Ventas Realty LP / Ventas Capital Corp			198,708	5,409	5.95%, 12/29/2049(a)	24,100	25,064
5.45%					6.13%, 12/29/2049(a),(b)	47,300	49,353
Vornado Realty Trust 5.40%(a)			190,622	4,924	6.25%, 12/29/2049(a),(b)	53,200	57,456
Vornado Realty Trust	5.70%(a)		830,753	21,583	Citizens Financial Group Inc
Vornado Realty Trust 6.63%(a)			90,192	2,331	5.50%, 12/29/2049(a),(b)	7,500	7,425
Vornado Realty Trust 6.88%(a)			173,159	4,379	CoBank ACB
Welltower Inc 6.50%(a)			617,148	16,200	6.25%, 12/29/2049(a),(b)	12,900	13,981
				$262,889	Commerzbank AG
Savings & Loans - 0.05%					8.13%, 09/19/2023(c)	20,300	23,698
Astoria Financial Corp	6.50%(a)		106,851	2,869	Cooperatieve Rabobank UA
					11.00%, 12/29/2049 (a),(b)	7,750	9,460
Sovereign - 0.48%					11.00%, 12/29/2049 (a),(b),(c)	69,657	85,025
Farm Credit Bank of Texas 6.75%(a),(b)			258,000	27,614	Corestates Capital III
					1.39%, 02/15/2027(b),(c)	10,200	8,996
Telecommunications - 4.86%					Countrywide Capital III
Centaur Funding Corp 0.00%(b),(c),(e)			26,500	22,608	8.05%, 06/15/2027	6,312	8,043
Centaur Funding Corp	9.08%(c),(f)		102,566	121,028	Credit Agricole SA
Qwest Corp 6.13%			885,400	22,489	7.88%, 12/29/2049(a),(c)	8,000	8,190
Qwest Corp 6.88%			258,100	6,871	8.13%, 12/29/2049(a),(b)	5,000	5,366
Qwest Corp 7.00%			253,178	6,573	8.13%, 12/29/2049(a),(b),(c)	11,050	11,858
Qwest Corp 7.00%			520,255	13,610	8.38%, 12/31/2049(a),(b),(c)	42,909	48,496
Qwest Corp 7.50%			949,111	24,240	Credit Suisse AG
Telephone & Data Systems Inc		6.63%	224,067	6,023	6.50%, 08/08/2023(c)	28,300	30,968
Telephone & Data Systems Inc		6.88%	2,595	66	Credit Suisse Group AG
Telephone & Data Systems Inc		7.00%	1,208,015	30,949	6.25%, 12/29/2049(a),(b),(c)	39,100	38,269
United States Cellular Corp 6.95%			110,817	2,869	6.25%, 12/29/2049(a)	475	465
Verizon Communications Inc 5.90%			942,517	26,098	7.50%, 12/29/2049(a),(b)	3,000	3,162
				$283,424	7.50%, 12/29/2049(a),(b),(c)	34,040	35,878
TOTAL PREFERRED STOCKS				$1,734,914	Dresdner Funding Trust I
					8.15%, 06/30/2031(c)	26,715	31,744
			Principal
BONDS- 64.21%			Amount (000's)	Value(000's)	8.15%, 06/30/2031	3,200	3,808
Banks- 36.66%					Fifth Third Bancorp
					5.10%, 12/29/2049(a),(b)	5,100	5,049
ABN AMRO Bank NV
4.80%, 04/18/2026(c)			$7,000	$7,463	First Chicago NBD Institutional Capital I
6.25%, 09/13/2022(b)			10,000	10,450	1.31%, 02/01/2027(b)	2,300	2,024
Australia & New Zealand Banking Group					First Union Capital II
Ltd/United Kingdom					7.95%, 11/15/2029	3,700	4,824
6.75%, 12/29/2049(a),(c)			4,000	4,496	Fleet Capital Trust V
					1.65%, 12/18/2028(b)	2,500	2,178
BAC Capital Trust XIII
4.00%, 12/29/2049(a),(b)			33,564	27,220	Goldman Sachs Group Inc/The
					5.70%, 12/29/2049(a),(b)	39,795	40,651
Banco Bilbao Vizcaya Argentaria SA
9.00%, 05/29/2049(a)			27,800	29,051	HBOS Capital Funding LP
					6.85%, 03/29/2049(a)	7,000	7,097
Banco Santander SA
6.38%, 05/29/2049(a),(b)			5,000	4,618	HSBC Capital Funding Dollar1 LP
					10.18%, 12/29/2049 (a),(b),(c)	32,900	49,811
Bank of America Corp
6.30%, 12/29/2049(a),(b)			18,500	20,211	HSBC Holdings PLC
6.50%, 10/29/2049(a),(b)			50,000	54,505	6.87%, 12/29/2049(a),(b)	29,600	30,969
Bank of New York Mellon Corp/The					JPMorgan Chase & Co
4.62%, 12/29/2049(a),(b)			13,300	13,317	5.30%, 12/29/2049(a),(b)	9,800	10,002
4.95%, 12/29/2049(a),(b)			75,100	76,696	6.13%, 12/29/2049(a),(b)	22,000	23,554
					6.75%, 01/29/2049(a),(b)	137,707	155,294
Barclays Bank PLC
7.63%, 11/21/2022			8,000	8,984	JPMorgan Chase Capital XXI
7.75%, 04/10/2023(b)			24,200	25,652	1.71%, 02/02/2037(b)	13,251	10,717
10.18%, 06/12/2021			3,000	3,845	KeyCorp Capital III
10.18%, 06/12/2021 (c)			3,460	4,434	7.75%, 07/15/2029	3,500	4,164
Barclays PLC					Lloyds Banking Group PLC
6.63%, 06/29/2049(a),(b)			34,178	32,512	6.27%, 11/29/2049(a),(b),(c)	3,000	2,873
8.25%, 12/29/2049(a),(b)			63,158	64,696	6.27%, 11/29/2049(a),(b)	3,150	3,016
					6.41%, 01/29/2049(a),(c)	39,174	43,287
BNP Paribas SA
7.20%, 06/29/2049(a),(c)			13,800	15,525	6.66%, 01/29/2049(a),(c)	60,185	66,805
					7.50%, 04/30/2049(a),(b)	49,888	50,699

See accompanying notes.

Schedule of Investments Preferred Securities Fund August 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Banks (continued)			Electric (continued)
M&T Bank Corp			PPL Capital Funding Inc
6.45%, 12/29/2049(a),(b)	$6,615	$7,376	6.70%, 03/30/2067(b)	$15,375	$13,280
6.88%, 12/29/2049(a)	37,800	38,036			$98,630
Morgan Stanley			Hand & Machine Tools - 0.23%
5.55%, 12/29/2049(a),(b)	11,100	11,377	Stanley Black & Decker Inc
Nordea Bank AB			5.75%, 12/15/2053	12,250	13,126
5.50%, 09/29/2049(a),(b),(c)	6,000	6,007
5.50%, 09/29/2049(a),(b)	1,200	1,201	Insurance - 19.12%
6.13%, 12/29/2049(a),(b)	1,800	1,791	ACE Capital Trust II
6.13%, 12/29/2049(a),(b),(c)	32,831	32,667	9.70%, 04/01/2030	18,970	28,740
Northern Trust Corp			Aegon NV
4.60%, 12/29/2049(a),(b)	4,400	4,493	1.43%, 07/29/2049(a),(b)	11,889	7,643
PNC Financial Services Group Inc/The			AIG Life Holdings Inc
6.75%, 07/29/2049(a),(b)	44,035	49,705	8.50%, 07/01/2030	30,200	38,279
Royal Bank of Scotland Group PLC			Allstate Corp/The
4.80%, 04/05/2026	7,500	7,854	5.75%, 08/15/2053(b)	7,600	8,208
7.50%, 12/29/2049(a),(b)	45,281	42,904	6.50%, 05/15/2067	12,505	14,443
7.64%, 03/29/2049(a),(b)	1,900	1,869	American International Group Inc
7.65%, 08/29/2049(a),(b)	34,315	41,178	8.18%, 05/15/2068	1,500	1,965
8.00%, 12/29/2049(a),(b)	9,825	9,508	Aon Corp
8.62%, 12/29/2049(a),(b)	3,000	3,056	8.21%, 01/01/2027	4,500	5,974
Skandinaviska Enskilda Banken AB			AXA SA
5.75%, 11/29/2049(a),(b)	13,800	13,801	1.43%, 08/29/2049(b)	9,295	6,516
Societe Generale SA			6.38%, 12/29/2049(a),(b),(c)	27,793	30,294
1.40%, 12/29/2049(a),(b),(c)	5,750	5,477	8.60%, 12/15/2030	13,565	19,045
7.88%, 12/29/2049(a),(b),(c)	3,000	2,982	Catlin Insurance Co Ltd
7.88%, 12/29/2049(a),(b)	15,000	14,910	7.25%, 07/29/2049(a),(c)	52,586	40,491
8.00%, 12/29/2049(a),(b),(c)	16,800	17,115	Chubb Corp/The
8.25%, 09/29/2049(a),(b)	64,750	66,612	6.38%, 03/29/2067(b)	44,690	41,757
Standard Chartered PLC			Dai-ichi Life Insurance Co Ltd/The
7.01%, 07/29/2049(a),(c)	14,300	15,694	5.10%, 10/29/2049(a),(b),(c)	12,300	13,530
7.50%, 12/29/2049(a),(b),(c)	12,700	12,687	7.25%, 12/29/2049(a),(c)	13,250	15,801
SunTrust Capital I			Demeter Investments BV for Swiss Re Ltd
1.49%, 05/15/2027(b)	20,900	17,243	5.63%, 08/15/2052	16,800	17,984
Svenska Handelsbanken AB			Everest Reinsurance Holdings Inc
5.25%, 12/29/2049(a),(b)	22,500	22,388	6.60%, 05/01/2067(b)	34,120	27,722
Swedbank AB			Glen Meadow Pass-Through Trust
5.50%, 12/29/2049(a),(b)	5,200	5,330	6.51%, 02/12/2067(b),(c)	10,885	8,218
UBS AG/Stamford CT			Great-West Life & Annuity Insurance Capital
7.63%, 08/17/2022	10,000	11,716	LP
UBS Group AG			6.63%, 11/15/2034(c)	7,000	8,306
6.87%, 12/29/2049(a),(b)	18,078	18,236	Great-West Life & Annuity Insurance Capital
6.88%, 12/29/2049(a),(b)	13,100	13,017	LP II
7.00%, 12/29/2049(a),(b)	12,000	12,795	3.36%, 05/16/2046(b),(c)	8,750	7,481
7.13%, 12/29/2049(a)	1,757	1,807	Hartford Financial Services Group Inc/The
US Bancorp			8.13%, 06/15/2068(b)	11,772	12,861
5.12%, 12/29/2049(a),(b)	21,400	22,738	Liberty Mutual Group Inc
Wells Fargo & Co			7.00%, 03/07/2067(b),(c)	17,738	14,811
5.87%, 12/29/2049(a),(b)	47,800	52,793	7.80%, 03/07/2087(c)	61,373	71,193
7.98%, 12/31/2049(a),(b)	57,100	60,383	Liberty Mutual Insurance Co
	$2,136,321		7.70%, 10/15/2097(c)	20,025	26,724
Diversified Financial Services - 1.03%			Lincoln National Corp
Charles Schwab Corp/The			3.16%, 05/17/2066(b)	13,109	10,192
7.00%, 02/28/2049(a),(b)	27,158	31,367	6.05%, 04/20/2067(b)	54,947	42,045
Depository Trust & Clearing Corp/The			Meiji Yasuda Life Insurance Co
4.88%, 12/29/2049(a),(b),(c)	4,000	4,090	5.20%, 10/20/2045(b),(c)	10,000	11,400
MBNA Capital B			MetLife Capital Trust IV
1.56%, 02/01/2027(b)	2,500	2,178	7.88%, 12/15/2067(c)	19,020	23,870
National Rural Utilities Cooperative Finance			MetLife Capital Trust X
Corp			9.25%, 04/08/2068(c)	41,075	58,720
5.25%, 04/20/2046(b)	21,300	22,486	MetLife Inc
		$60,121	5.25%, 12/29/2049(a),(b)	17,200	17,297
Electric - 1.69%			6.40%, 12/15/2066(b)	11,400	12,802
Emera Inc			10.75%, 08/01/2069	28,223	45,439
6.75%, 06/15/2076(b)	33,400	36,114	Mitsui Sumitomo Insurance Co Ltd
Integrys Holding Inc			7.00%, 03/15/2072(c)	10,700	12,947
6.11%, 12/01/2066(b)	13,082	10,973	MMI Capital Trust I
NextEra Energy Capital Holdings Inc			7.63%, 12/15/2027	1,073	1,377
6.35%, 10/01/2066(b)	23,474	18,955	Nationwide Financial Services Inc
6.65%, 06/15/2067(b)	2,000	1,670	6.75%, 05/15/2087	71,215	75,132
7.30%, 09/01/2067(b)	17,750	17,638	Nippon Life Insurance Co
			4.70%, 01/20/2046(b),(c)	5,000	5,488
			5.10%, 10/16/2044(b),(c)	14,900	16,613

See accompanying notes.

Schedule of Investments Preferred Securities Fund August 31, 2016

	Principal		Portfolio Summary (unaudited)
BONDS (continued)	Amount (000's) Value (000's)		Sector	Percent
Insurance (continued)			Financial	79.39%
Provident Financing Trust I			Communications	5.20%
7.41%, 03/15/2038	$37,750	$42,199	Industrial	4.76%
Prudential Financial Inc			Utilities	4.08%
5.63%, 06/15/2043(b)	66,965	71,820	Investment Companies	2.87%
5.88%, 09/15/2042(b)	11,675	12,930	Energy	1.50%
Prudential PLC			Government	0.48%
7.75%, 01/29/2049(a)	4,800	4,903	Consumer, Non-cyclical	0.43%
Reinsurance Group of America Inc			Purchased Options	0.12%
3.32%, 12/15/2065(b)	26,423	19,949	Other Assets and Liabilities	1.17%
Sompo Japan Nipponkoa Insurance Inc			TOTAL NET ASSETS	100.00%
5.33%, 03/28/2073(b),(c)	60,300	67,838
Sumitomo Life Insurance Co
6.50%, 09/20/2073(b),(c)	15,500	18,561
Voya Financial Inc
5.65%, 05/15/2053(b)	64,126	64,126
XLIT Ltd
6.50%, 12/31/2049(a),(b)	14,350	10,741
		$1,114,375
Miscellaneous Manufacturers - 3.10%
General Electric Co
5.00%, 12/29/2049(a),(b)	168,649	180,876

Pipelines - 1.50%
Enterprise Products Operating LLC
7.03%, 01/15/2068(b)	55,775	59,337
TransCanada PipeLines Ltd
6.35%, 05/15/2067(b)	8,461	6,769
Transcanada Trust
5.63%, 05/20/2075(b)	3,800	3,771
5.87%, 08/15/2076(b)	16,200	17,263
		$87,140
Telecommunications - 0.12%
Koninklijke KPN NV
7.00%, 03/28/2073(b),(c)	6,550	7,213

Transportation - 0.76%
BNSF Funding Trust I
6.61%, 12/15/2055(b)	38,509	44,389

TOTAL BONDS		$3,742,191
	Principal
CONVERTIBLE BONDS - 0.44%	Amount (000's) Value (000's)
Banks- 0.44%
ING Groep NV
6.50%, 12/29/2049(a),(b)	26,000	25,464

TOTAL CONVERTIBLE BONDS		$25,464
TOTAL PURCHASED OPTIONS - 0.12%		$7,169
Total Investments		$5,759,668
Other Assets and Liabilities - 1.17%		$68,002
TOTAL NET ASSETS - 100.00%		$5,827,670

(a)	Perpetual security. Perpetual securities pay an indefinite stream of interest, but they may be called by the issuer at an earlier date.
(b)	Variable Rate. Rate shown is in effect at August 31, 2016.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $1,298,574 or 22.28% of net assets.
(d)	Security is Illiquid. At the end of the period, the value of these securities totaled $73,071 or 1.25% of net assets.
(e)	Non-Income Producing Security
(f)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

See accompanying notes.

			Schedule of Investments
Preferred Securities Fund
August 31, 2016

August 31,		August 31,						August 31,	August 31,
Affiliated Securities	2015	2015	Purchases		Purchases	Sales	Sales	2016	2016
Shares		Cost	Shares		Cost	Shares	Proceeds	Shares	Cost
Centaur Funding Corp 9.08%	71,576	$85,034	30,990		$36,865	—	$—	102,566	$121,899
		$85,034			$36,865		$–		$121,899

					Realized Gain/Loss			Realized Gain from
		Income			on Investments		Capital Gain Distributions
Centaur Funding Corp 9.08%		$9,081		$		—	$		—
		$9,081		$		—	$		—
Amounts in thousands except shares

Options

						Upfront Premiums		Unrealized
Purchased Options Outstanding	Exercise Price	Expiration Date			Contracts	Paid/(Received)	Fair Value	Appreciation/(Depreciation)
Put - US Long Bond Future; December 2016		$169.00	09/26/2016		6,200	$12,423	$7,169		$(5,254)
Total						$12,423	$7,169		$(5,254)

						Upfront Premiums		Unrealized
Written Options Outstanding	Exercise Price	Expiration Date			Contracts	Paid/(Received)	Fair Value	Appreciation/(Depreciation)
Put - US Long Bond Future; December 2016		$165.00	09/26/2016		6,200	$(4,386)	$(2,034)		$2,352
Total						$(4,386)	$(2,034)		$2,352

Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments
Real Estate Allocation Fund
August 31, 2016

INVESTMENT COMPANIES - 101.35%	Shares Held		Value
Principal Funds, Inc. Institutional Class - 101.35%
Global Real Estate Securities Fund (a)		47,961	$460,422
Real Estate Debt Income Fund (a)		47,645	470,256
			$930,678
TOTAL INVESTMENT COMPANIES			$930,678
Total Investments			$930,678
Other Assets and Liabilities - (1.35)%			$(12,416)
TOTAL NET ASSETS - 100.00%			$918,262

(a) Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)
Fund Type			Percent
Fixed Income Funds			51.21%
International Equity Funds			50.14%
Other Assets and Liabilities			(1.35)%
TOTAL NET ASSETS			100.00%

August 31,		August 31,					August 31,	August 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
Shares		Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Global Real Estate Securities Fund	20,381	$193,364	54,122	$490,184	26,542	$245,539	47,961	$438,790
Real Estate Debt Income Fund	14,683	146,149	54,032	521,092	21,070	203,599	47,645	463,564
		$339,513		$1,011,276		$449,138		$902,354

				Realized Gain/Loss			Realized Gain from
			Income	on Investments		Capital Gain Distributions
Global Real Estate Securities Fund		$5,772			$781			$3,841
Real Estate Debt Income Fund		9,611			(78)			—
	$		15,383		$703			$3,841

Amounts shown are in dollars and not rounded to the thousands.

See accompanying notes.

Schedule of Investments
Real Estate Debt Income Fund
August 31, 2016

INVESTMENT COMPANIES - 1.12%		Shares Held	Value(000	's)			Principal
Money Market Funds - 1.12%					BONDS (continued)		Amount (000's)	Value (000's)
First American Government Obligations Fund		1,731,291	$1,731		Commercial Mortgage Backed Securities (continued)
					GS Mortgage Securities Trust 2015-GC34
TOTAL INVESTMENT COMPANIES			$1,731		3.51%, 10/10/2048(a)		$5,000	$5,424
		Principal			4.47%, 10/10/2048		2,000	2,242
BONDS- 98.39%		Amount (000's)	Value(000	's)	GS Mortgage Securities Trust 2016-GS2
Commercial Mortgage Backed Securities - 93.03%					3.76%, 05/10/2049		2,500	2,732
Banc of America Commercial Mortgage Trust					JP Morgan Chase Commercial Mortgage
2008-1					Securities Trust 2010-C1
6.48%, 02/10/2051(a)		$1,800	$1,787		5.95%, 06/15/2043(b)		1,500	1,628
6.48%, 02/10/2051(a),(b)		1,000	934		JP Morgan Chase Commercial Mortgage
					Securities Trust 2011-C5
Banc of America Commercial Mortgage Trust					5.51%, 08/15/2046(a),(b)		1,200	1,325
2015-UB	S7
4.51%, 09/15/2048(a)		1,080	1,217		JP Morgan Chase Commercial Mortgage
Banc of America Commercial Mortgage Trust					Securities Trust 2016-JP2
2016-UBS10					3.46%, 08/15/2049		1,000	1,053
2.18%, 06/15/2049(a),(c)		9,089	1,167		JPMBB Commercial Mortgage Securities
5.08%, 06/15/2049(a)		3,500	3,738		Trust 2013-C12
					4.22%, 07/15/2045(a)		460	411
CFCRE Commercial Mortgage Trust 2011-
C2					JPMBB Commercial Mortgage Securities
1.92%, 12/15/2047(a),(b),(c)		12,924	413		Trust 2014-C21
					1.26%, 08/15/2047(a),(c)		25,616	1,626
Citigroup Commercial Mortgage Trust 2013-
GC15					JPMBB Commercial Mortgage Securities
5.27%, 09/10/2046(a),(b)		2,010	1,875		Trust 2014-C24
					4.07%, 11/15/2047(a),(b)		1,000	791

Citigroup Commercial Mortgage Trust 2015-					4.12%, 11/15/2047(a)		2,500	2,754
GC27
3.14%, 02/10/2048(a)		2,000	2,108		LB Commercial Mortgage Trust 2007-C3
					6.11%, 07/15/2044(a)		2,000	1,969
Citigroup Commercial Mortgage Trust 2016-
C1					ML-CFC Commercial Mortgage Trust 2006-
2.12%, 05/10/2049(a),(c)		28,938	4,036		3
					5.48%, 07/12/2046(a)		1,290	1,279
3.51%, 05/10/2049		2,500	2,647
4.12%, 05/10/2049		2,500	2,746		Morgan Stanley Bank of America Merrill
					Lynch Trust 2013-C13
Citigroup Commercial Mortgage Trust 2016-					5.05%, 11/15/2046(a)		4,000	4,420
GC36
3.62%, 02/10/2049		5,000	5,485		Morgan Stanley Bank of America Merrill
					Lynch Trust 2013-C9
COMM 2006-C8 Mortgage Trust					4.29%, 05/15/2046(a),(b)		3,000	2,841
5.38%, 12/10/2046		2,000	1,938
COMM 2012-CCRE4 Mortgage Trust					Morgan Stanley Bank of America Merrill
3.25%, 10/15/2045		3,000	3,167		Lynch Trust 2014-C14
					1.42%, 02/15/2047(a),(c)		20,844	1,073
COMM 2013-CCRE11 Mortgage Trust
1.20%, 10/10/2046(a),(c)		26,060	1,493		Morgan Stanley Bank of America Merrill
COMM 2013-CCRE6 Mortgage Trust					Lynch Trust 2014-C15
1.62%, 03/10/2046(a),(c)		14,807	633		5.06%, 04/15/2047(a)		1,000	1,087
COMM 2014-CCRE17 Mortgage Trust					Morgan Stanley Bank of America Merrill
4.96%, 05/10/2047(a),(b)		1,000	927		Lynch Trust 2015-C20
					4.16%, 02/15/2048(a)		1,000	1,073
Comm 2014-UBS2 Mortgage Trust
4.20%, 03/10/2047		1,000	1,099		Morgan Stanley Bank of America Merrill
COMM 2014-UBS3 Mortgage Trust					Lynch Trust 2015-C25
4.94%, 06/10/2047(a)		1,000	1,019		1.30%, 10/15/2048(a),(c)		29,871	2,253
COMM 2015-LC19 Mortgage Trust					Morgan Stanley Bank of America Merrill
2.87%, 02/10/2048(a),(b)		1,000	781		Lynch Trust 2015-C26
COMM 2015-LC23 Mortgage Trust					3.53%, 10/15/2048		1,000	1,091
4.80%, 10/10/2053(a)		1,000	1,054		Morgan Stanley Bank of America Merrill
COMM 2016-DC2 Mortgage Trust					Lynch Trust 2016-C28
3.77%, 02/10/2049		6,000	6,635		3.95%, 01/15/2049		6,000	6,602
Commercial Mortgage Trust 2007-GG9					Morgan Stanley Capital I Trust 2016-UBS9
5.51%, 03/10/2039		3,000	2,768		4.70%, 03/15/2049		500	529
Credit Suisse Commercial Mortgage Trust					UBS-Barclays Commercial Mortgage Trust
Series 2007-C1					2012	-C4
					1.92%, 12/10/2045(a),(b),(c)		9,382	729
5.42%, 02/15/2040		3,000	2,982
					4.65%, 12/10/2045(a),(b)		1,000	990
FHLMC Multifamily Structured Pass Through
Certificates					Wachovia Bank Commercial Mortgage Trust
1.29%, 01/25/2021(a),(c)		20,172	836		Series 2006-C29
3.01%, 07/25/2025		5,000	5,383		5.37%, 11/15/2048		2,000	1,991
3.15%, 11/25/2025(a)		1,500	1,633		Wachovia Bank Commercial Mortgage Trust
3.28%, 06/25/2025(a)		5,000	5,488		Series 2007-C30
3.33%, 08/25/2025(a)		4,000	4,411		5.41%, 12/15/2043(a)		4,000	4,008
GS Mortgage Securities Trust 2010-C1					Wells Fargo Commercial Mortgage Trust
1.58%, 08/10/2043(a),(b),(c)		25,702	1,180		2015	-C31
GS Mortgage Securities Trust 2011-GC3					3.70%, 11/15/2048		2,000	2,200
0.84%, 03/10/2044(a),(b),(c)		24,312	596		Wells Fargo Commercial Mortgage Trust
GS Mortgage Securities Trust 2013-GCJ14					2015-NX	S1
4.93%, 08/10/2046(a),(b)		1,500	1,375		4.24%, 05/15/2048(a)		3,180	2,629
GS Mortgage Securities Trust 2014-GC22
4.80%, 06/10/2047(a)		3,110	3,334
See accompanying notes.					212

			Schedule of Investments
			Real Estate Debt Income Fund
			August 31, 2016

		Principal
BONDS (continued)		Amount (000's)	Value (000's)
Commercial Mortgage Backed Securities (continued)
Wells Fargo Commercial Mortgage Trust
2016	-C34
2.36%, 06/15/2049(a),(c)		$7,984	$1,148
Wells Fargo Commercial Mortgage Trust
2016-NX	S5
5.01%, 01/15/2059(a)		1,750	2,023
WFRBS Commercial Mortgage Trust 2013-
C11
1.59%, 03/15/2045(a),(b),(c)		16,360	840
WFRBS Commercial Mortgage Trust 2013-
C12
1.53%, 03/15/2048(a),(b),(c)		38,208	2,287
WFRBS Commercial Mortgage Trust 2013-
C17
1.70%, 12/15/2046(a),(c)		34,687	2,155
WFRBS Commercial Mortgage Trust 2014-
C20
3.99%, 05/15/2047(a),(b)		2,500	1,906
			$143,994
Real Estate - 1.71%
Prologis LP
3.35%, 02/01/2021		2,500	2,642

REITS- 3.65%
HCP Inc
2.63%, 02/01/2020		2,500	2,537
Hospitality Properties Trust
5.00%, 08/15/2022		1,000	1,085
Select Income REIT
3.60%, 02/01/2020		2,000	2,031
			$5,653
TOTAL BONDS			$152,289
Total Investments			$154,020
Other Assets and Liabilities - 0.49%			$763
TOTAL NET ASSETS - 100.00%			$154,783

(a)	Variable Rate. Rate shown is in effect at August 31, 2016.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $21,418 or 13.84% of net assets.
(c)	Security is an Interest Only Strip.

Portfolio Summary (unaudited)

Sector	Percent
Mortgage Securities	93.03%
Financial	5.36%
Investment Companies	1.12%
Other Assets and Liabilities	0.49%
TOTAL NET ASSETS	100.00%

See accompanying notes.

     Schedule of Investments Small-MidCap Dividend Income Fund August 31, 2016

COMMON STOCKS - 97.23%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Aerospace & Defense - 1.24%				Housewares - 0.76%
Harris Corp	305,935	$28,446		Tupperware Brands Corp	265,785	$17,417

Airlines - 1.18%				Insurance - 6.15%
Alaska Air Group Inc	400,498	27,046		Allied World Assurance Co Holdings AG	574,007	23,282
				AmTrust Financial Services Inc	2,026,483	53,681
Automobile Manufacturers - 1.63%				Arthur J Gallagher & Co	446,826	22,078
New Flyer Industries Inc	1,162,265	37,445		Validus Holdings Ltd	824,217	41,862
						$140,903
Automobile Parts & Equipment - 0.89%				Investment Companies - 3.02%
Autoliv Inc	191,477	20,331		Ares Capital Corp	2,604,759	42,093
				Oaktree Capital Group LLC	613,904	26,993
Banks - 8.87%						$69,086
Bank of the Ozarks Inc	1,090,090	42,710		Machinery - Diversified - 4.60%
BOK Financial Corp	324,304	22,399		Applied Industrial Technologies Inc	670,246	31,850
Cullen/Frost Bankers Inc	607,861	44,313		Flowserve Corp	459,701	22,236
PacWest Bancorp	1,171,714	50,747		IDEX Corp	259,644	24,261
Umpqua Holdings Corp	1,199,090	19,689		Nordson Corp	273,234	26,976
Washington Trust Bancorp Inc	554,964	23,392				$105,323
		$203,250		Media - 2.17%
Chemicals - 4.06%				Sinclair Broadcast Group Inc	1,745,881	49,723
Albemarle Corp	359,974	28,787
Cabot Corp	206,990	10,321		Miscellaneous Manufacturers - 2.13%
Huntsman Corp	2,083,689	36,027		Crane Co	553,538	35,604
RPM International Inc	326,040	17,779		Donaldson Co Inc	354,330	13,305
		$92,914				$48,909
Coal - 1.13%				Oil & Gas - 2.64%
Alliance Resource Partners LP	1,269,976	25,895		Helmerich & Payne Inc	113,951	6,889
				HollyFrontier Corp	1,134,524	29,362
Computers - 1.08%				Vermilion Energy Inc	669,984	24,211
Leidos Holdings Inc	608,339	24,644				$60,462
				Oil & Gas Services - 1.34%
Diversified Financial Services - 1.85%				Targa Resources Corp	703,671	30,666
BGC Partners Inc	2,100,528	18,422
FNF Group	637,546	24,029		Packaging & Containers - 1.04%
		$42,451		Packaging Corp of America	303,177	23,839
Electric - 5.67%
ALLETE Inc	465,108	27,581		Pipelines - 1.69%
Alliant Energy Corp	920,114	34,918		EnLink Midstream Partners LP	2,199,582	38,823
Great Plains Energy Inc	944,362	25,649
ITC Holdings Corp	585,254	26,465		Private Equity - 0.91%
PNM Resources Inc	479,836	15,254		Hercules Capital Inc	1,526,193	20,848
		$129,867
Electrical Components & Equipment - 1.87%				REITS - 17.08%
Hubbell Inc	157,813	17,093		Agree Realty Corp	375,540	18,022
Littelfuse Inc	202,825	25,718		Alexandria Real Estate Equities Inc	236,719	26,060
		$42,811		Colony Capital Inc	3,004,578	55,495
Electronics - 2.20%				CYS Investments Inc	395,503	3,484
Avnet Inc	822,323	34,275		EastGroup Properties Inc	325,316	23,872
Garmin Ltd	326,760	16,037		EPR Properties	623,769	48,854
		$50,312		GEO Group Inc/The	815,111	16,335
Environmental Control - 1.34%				Gramercy Property Trust	4,289,352	41,521
MSA Safety Inc	528,126	30,763		LaSalle Hotel Properties	932,361	26,162
				Medical Properties Trust Inc	3,040,287	46,425
Food - 2.55%				Omega Healthcare Investors Inc	1,420,507	51,422
B&G Foods Inc	834,036	39,600		Pebblebrook Hotel Trust	1,121,926	33,703
Ingredion Inc	137,613	18,847				$391,355
		$58,447		Retail - 1.09%
Gas - 0.97%				Nordstrom Inc	494,978	24,977
Vectren Corp	455,884	22,297
				Semiconductors - 2.60%
Hand & Machine Tools - 2.06%				Maxim Integrated Products Inc	505,548	20,586
Lincoln Electric Holdings Inc	358,905	22,812		Microchip Technology Inc	628,617	38,918
Snap-on Inc	159,369	24,430				$59,504
		$47,242		Software - 2.63%
Healthcare - Products - 2.62%				Broadridge Financial Solutions Inc	321,162	22,256
STERIS PLC	481,466	34,030		j2 Global Inc	557,776	38,024
Teleflex Inc	141,714	25,946				$60,280
		$59,976		Supranational Bank - 1.82%
Home Furnishings - 2.27%				Banco Latinoamericano de Comercio Exterior	1,446,712	41,795
Harman International Industries Inc	614,693	52,058		SA

See accompanying notes.

		Schedule of Investments
		Small-MidCap Dividend Income Fund
		August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)
Telecommunications - 0.51%
Consolidated Communications Holdings Inc	483,669	$11,632

Toys, Games & Hobbies - 1.57%
Hasbro Inc	439,518	35,926

TOTAL COMMON STOCKS		$2,227,663
INVESTMENT COMPANIES - 2.45%	Shares Held	Value(000	's)
Money Market Funds - 2.45%
Goldman Sachs Financial Square Funds -	56,219,459	56,219
Government Fund

TOTAL INVESTMENT COMPANIES		$56,219
Total Investments		$2,283,882
Other Assets and Liabilities - 0.32%		$7,318
TOTAL NET ASSETS - 100.00%		$2,291,200

Portfolio Summary (unaudited)
Sector		Percent
Financial		37.88%
Industrial		16.48%
Consumer, Cyclical		9.39%
Energy		6.80%
Utilities		6.64%
Technology		6.31%
Consumer, Non-cyclical		5.17%
Basic Materials		4.06%
Communications		2.68%
Investment Companies		2.45%
Government		1.82%
Other Assets and Liabilities		0.32%
TOTAL NET ASSETS		100.00%
`

See accompanying notes.

Schedule of Investments

SystematEx International Fund

August 31, 2016

COMMON STOCKS - 99.38%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)

Advertising - 0.70%				Banks (continued)

Hakuhodo DY Holdings Inc	20,300	$221		Lloyds Banking Group PLC	195,132	$152

WPP PLC	9,531	220		Mitsubishi UFJ Financial Group Inc	46,200	254

		$441		Mizuho Financial Group Inc	172,500	300

Aerospace & Defense - 0.87%				National Australia Bank Ltd	9,139	187

Airbus Group SE	1,242	73		Nordea Bank AB	4,358	42

BAE Systems PLC	26,123	185		Oversea-Chinese Banking Corp Ltd	26,800	169

Safran SA	620	43		Resona Holdings Inc	58,000	266

Thales SA	2,854	247		Societe Generale SA	943	34
				Standard Chartered PLC (a)	4,313	36
		$548

Agriculture - 1.49%				Sumitomo Mitsui Financial Group Inc	10,800	378

British American Tobacco PLC	7,542	468		Svenska Handelsbanken AB	311	4

Imperial Brands PLC	5,278	277		Swedbank AB	1,595	37

Japan Tobacco Inc	3,600	139		UBS Group AG	12,500	181

Swedish Match AB	1,678	60		United Overseas Bank Ltd	4,700	62

		$944		Westpac Banking Corp	12,619	279
				Yamaguchi Financial Group Inc	14,000	148
Airlines - 0.28%

International Consolidated Airlines Group SA	597	3				$5,226

Japan Airlines Co Ltd	5,800	177		Beverages - 1.46%

		$180		Anheuser-Busch InBev SA/NV	3,192	396
				Coca-Cola HBC AG (a)	256	6
Apparel - 1.46%
				Diageo PLC	9,322	258
Adidas AG	3,059	508
				Heineken NV	80	7
Christian Dior SE	28	5
				Pernod Ricard SA	457	53
Hermes International	605	256
				SABMiller PLC	3,545	205
LVMH Moet Hennessy Louis Vuitton SE	925	157
						$925
		$926
				Biotechnology - 0.18%
Automobile Manufacturers - 3.46%
				CSL Ltd	1,385	112
Bayerische Motoren Werke AG	534	47

Daimler AG	3,529	244

Fuji Heavy Industries Ltd	6,500	259		Building Materials - 1.08%
				Boral Ltd	662	4
Honda Motor Co Ltd	11,200	345
				Cie de Saint-Gobain	872	38
Isuzu Motors Ltd	12,600	145
				CRH PLC	1,672	56
Mazda Motor Corp	9,400	156
				Daikin Industries Ltd	400	37
Mitsubishi Motors Corp	14,900	68
				Geberit AG	172	75
Nissan Motor Co Ltd	14,900	146
				HeidelbergCement AG	2,618	243

Renault SA	62	5		LafargeHolcim Ltd (a)	130	7
Suzuki Motor Corp	3,300	110
				Sika AG	47	224
Toyota Motor Corp	11,000	665

Volkswagen AG	16	2				$684

		$2,192		Chemicals - 4.66%
				Air Liquide SA	759	83
Automobile Parts & Equipment - 2.69%
				Akzo Nobel NV	294	20
Aisin Seiki Co Ltd	400	19
				Arkema SA	1,933	173
Bridgestone Corp	9,300	320
				BASF SE	4,850	393
Cie Generale des Etablissements Michelin	3,028	323
				Brenntag AG	84	5

Continental AG	889	186		Covestro AG (b)	4,727	246
Denso Corp	900	37
				Croda International PLC	108	5
JTEKT Corp	600	9
				Evonik Industries AG	8,288	278
NHK Spring Co Ltd	16,300	154
				Givaudan SA	13	27
NOK Corp	800	16
				Johnson Matthey PLC	2,278	100
Nokian Renkaat OYJ	1,129	41
				K+S AG	191	4
Sumitomo Electric Industries Ltd	6,500	97
				LANXESS AG	4,011	214
Sumitomo Rubber Industries Ltd	4,200	62
				Linde AG	443	76

Toyoda Gosei Co Ltd	7,000	162		Lonza Group AG (a)	1,445	274
Valeo SA	5,272	274
				Mitsubishi Chemical Holdings Corp	39,900	253
		$1,700
				Mitsubishi Gas Chemical Co Inc	28,000	190

Banks - 8.26%				Novozymes A/S	1,021	44

Australia & New Zealand Banking Group Ltd	10,181	205		Shin-Etsu Chemical Co Ltd	900	66

Banco Bilbao Vizcaya Argentaria SA	14,644	91		Sumitomo Chemical Co Ltd	28,000	128

Banco Santander SA	43,376	195		Symrise AG	84	6

Barclays PLC	35,727	81		Syngenta AG	287	125

BNP Paribas SA	3,732	191		Teijin Ltd	23,000	86

BOC Hong Kong Holdings Ltd	51,735	181		Yara International ASA	4,332	153
Commonwealth Bank of Australia	6,687	360

Credit Suisse Group AG (a)	630	8				$2,949

CYBG PLC (a)	1,142	4		Commercial Services - 1.74%
				Atlantia SpA	3,437	89
Danske Bank A/S	1,222	36
				Brambles Ltd	1,416	13
DBS Group Holdings Ltd	17,400	191
				Experian PLC	10,680	212
Gunma Bank Ltd/The	19,000	90
				ISS A/S	4,150	168
Hang Seng Bank Ltd	8,794	154
				Park24 Co Ltd	5,000	146
Hokuhoku Financial Group Inc	33,000	46
				Randstad Holding NV	134	6
HSBC Holdings PLC	89,012	662
				RELX NV	1,338	24
ING Groep NV	12,458	156
				RELX PLC	11,605	220
Intesa Sanpaolo SpA	16,706	40
				Secom Co Ltd	400	30
KBC Group NV	103	6

See accompanying notes.

Schedule of Investments
SystematEx International Fund
August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Commercial Services (continued)				Engineering & Construction (continued)
Securitas AB	9,582	$167		Skanska AB	9,257	$203
Transurban Group	3,217	28		Taisei Corp	30,000	225
		$1,103		Vinci SA	5,438	413
Computers - 1.26%						$1,498
Atos SE	2,738	270		Entertainment - 0.67%
Capgemini SA	1,739	170		Aristocrat Leisure Ltd	20,037	227
Fujitsu Ltd	44,000	224		Paddy Power Betfair PLC	797	96
NTT Data Corp	2,600	136		Tatts Group Ltd	35,744	102
		$800				$425
Consumer Products - 0.83%				Food - 5.28%
Reckitt Benckiser Group PLC	5,444	526		Associated British Foods PLC	130	5
				Chr Hansen Holding A/S	79	5
Cosmetics & Personal Care - 1.36%				Colruyt SA	2,135	117
Beiersdorf AG	58	6		Danone SA	1,891	144
Kao Corp	3,800	198		ICA Gruppen AB	4,388	150
L'Oreal SA	860	163		Jeronimo Martins SGPS SA	10,308	167
Unilever NV	6,137	282		Kerry Group PLC	56	5
Unilever PLC	4,617	214		Koninklijke Ahold Delhaize NV (a)	22,451	539
		$863		Marine Harvest ASA (a)	9,500	147
Distribution & Wholesale - 1.06%				Nestle SA	15,556	1,240
Bunzl PLC	8,366	259		NH Foods Ltd	7,000	153
ITOCHU Corp	10,300	121		Orkla ASA	15,408	141
Li & Fung Ltd	126,000	65		Seven & i Holdings Co Ltd	2,300	97
Mitsubishi Corp	3,300	69		Tesco PLC (a)	2,585	6
Mitsui & Co Ltd	3,300	44		Toyo Suisan Kaisha Ltd	1,400	57
Wolseley PLC	1,959	113		Wesfarmers Ltd	3,339	106
		$671		WH Group Ltd (b)	330,680	259
Diversified Financial Services - 1.56%				Woolworths Ltd	326	6
ASX Ltd	6,532	251				$3,344
Hong Kong Exchanges and Clearing Ltd	1,800	44		Food Service - 1.02%
Macquarie Group Ltd	3,777	228		Compass Group PLC	19,914	377
Mitsubishi UFJ Lease & Finance Co Ltd	7,000	33		Sodexo SA	2,304	267
ORIX Corp	11,800	170				$644
Partners Group Holding AG	575	264		Forest Products & Paper - 1.11%
		$990		Mondi PLC	7,004	143
Electric - 2.54%				Stora Enso OYJ	25,960	229
AusNet Services	152,213	197		UPM-Kymmene OYJ	16,317	328
Chubu Electric Power Co Inc	16,800	227				$700
CLP Holdings Ltd	2,000	20		Gas - 0.64%
E.ON SE	3,152	29		National Grid PLC	15,836	218
EDP - Energias de Portugal SA	45,555	153		Osaka Gas Co Ltd	23,000	90
Enel SpA	65,319	289		Tokyo Gas Co Ltd	23,000	99
Engie SA	3,017	48				$407
Fortum OYJ	336	5		Hand & Machine Tools - 0.53%
Iberdrola SA	55,744	367		Schindler Holding AG	946	178
RWE AG (a)	438	7		Schindler Holding AG	824	156
SSE PLC	12,855	254				$334
Terna Rete Elettrica Nazionale SpA	1,064	6		Healthcare - Products - 0.33%
Tohoku Electric Power Co Inc	400	5		Cochlear Ltd	800	85
		$1,607		Essilor International SA	507	64
Electrical Components & Equipment - 0.45%				Sonova Holding AG	42	6
Legrand SA	210	13		William Demant Holding A/S (a)	2,439	51
Nidec Corp	200	18				$206
OSRAM Licht AG	133	7		Healthcare - Services - 1.34%
Prysmian SpA	5,433	134		Fresenius Medical Care AG & Co KGaA	1,763	156
Schneider Electric SE	1,674	114		Fresenius SE & Co KGaA	5,450	397
		$286		Miraca Holdings Inc	500	24
Electronics - 0.60%				Ramsay Health Care Ltd	4,237	264
Hoya Corp	1,400	55		Sonic Healthcare Ltd	378	6
Keyence Corp	100	70				$847
Koninklijke Philips NV	2,318	67		Holding Companies - Diversified - 0.98%
Kyocera Corp	400	19		CK Hutchison Holdings Ltd	5,500	70
NEC Corp	6,000	15		Jardine Matheson Holdings Ltd	200	12
Yokogawa Electric Corp	11,900	153		NWS Holdings Ltd	90,588	162
		$379		Swire Pacific Ltd	7,000	77
Energy - Alternate Sources - 0.63%				Wharf Holdings Ltd/The	42,412	299
Vestas Wind Systems A/S	4,785	397				$620
				Home Builders - 0.80%
Engineering & Construction - 2.37%				Barratt Developments PLC	999	7
Aena SA (b)	2,058	291		Daiwa House Industry Co Ltd	6,100	158
CIMIC Group Ltd	798	18		Iida Group Holdings Co Ltd	12,600	236
HOCHTIEF AG	1,686	227		Persimmon PLC	255	6
Kajima Corp	18,000	121		Sekisui Chemical Co Ltd	6,500	91

See accompanying notes.

Schedule of Investments
SystematEx International Fund
August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Home Builders (continued)				Metal Fabrication & Hardware (continued)
Taylor Wimpey PLC	2,860	$6		Tenaris SA	596	$8
		$504				$138
Home Furnishings - 0.43%				Mining - 0.90%
Panasonic Corp	14,900	153		BHP Billiton Ltd	10,694	164
Sony Corp	3,700	119		BHP Billiton PLC	4,803	62
		$272		Boliden AB	5,712	121
Insurance - 6.03%				Glencore PLC (a)	17,689	41
Admiral Group PLC	10,525	283		Rio Tinto PLC	3,851	116
Ageas	135	5		South32 Ltd	43,462	63
AIA Group Ltd	45,345	286				$567
Allianz SE	2,451	364		Miscellaneous Manufacturers - 0.80%
Assicurazioni Generali SpA	449	6		FUJIFILM Holdings Corp	4,200	158
Aviva PLC	1,598	9		Siemens AG	2,929	350
AXA SA	11,530	243				$508
Baloise Holding AG	42	5		Office & Business Equipment - 0.52%
Challenger Ltd/Australia	19,716	136		Canon Inc	11,500	330
Direct Line Insurance Group PLC	32,120	156
Gjensidige Forsikring ASA	1,009	17		Oil & Gas - 6.44%
Hannover Rueck SE	2,841	290		BP PLC	115,805	651
Legal & General Group PLC	2,080	6		Caltex Australia Ltd	8,299	211
Medibank Pvt Ltd	66,236	134		DCC PLC	717	65
Muenchener Rueckversicherungs-Gesellschaft	1,252	226		Eni SpA	15,609	236
AG in Muenchen				Galp Energia SGPS SA	11,596	169
Old Mutual PLC	1,664	4		JX Holdings Inc	40,000	149
Prudential PLC	8,752	157		Neste Oyj	6,303	263
RSA Insurance Group PLC	774	5		OMV AG	3,807	107
Sampo Oyj	6,451	277		Repsol SA	9,918	133
SCOR SE	7,714	228		Royal Dutch Shell PLC - A Shares	21,237	519
Suncorp Group Ltd	592	6		Royal Dutch Shell PLC - B Shares	20,540	523
Swiss Life Holding AG (a)	998	250		Statoil ASA	13,842	217
Swiss Re AG	4,802	406		TonenGeneral Sekiyu KK	15,000	138
Tokio Marine Holdings Inc	5,100	201		TOTAL SA	14,549	695
UnipolSai SpA	2,350	4				$4,076
Zurich Insurance Group AG (a)	438	112
				Oil & Gas Services - 0.22%
		$3,816		Technip SA	2,371	140
Internet - 0.34%
Mixi Inc	6,000	213		Packaging & Containers - 0.29%
United Internet AG	120	5		Amcor Ltd/Australia	15,431	185
		$218
Investment Companies - 0.62%				Pharmaceuticals - 9.73%
Eurazeo SA	1,855	113		Actelion Ltd (a)	2,261	377
EXOR SpA	131	5		Alfresa Holdings Corp	10,500	196
Groupe Bruxelles Lambert SA	1,581	139		Astellas Pharma Inc	5,600	85
Pargesa Holding SA	1,975	136		AstraZeneca PLC	5,549	358
		$393		Bayer AG	4,243	453
Iron & Steel - 0.62%				Daiichi Sankyo Co Ltd	2,300	53
Fortescue Metals Group Ltd	96,203	354		Galenica AG	104	121
Nippon Steel & Sumitomo Metal Corp	1,700	36		GlaxoSmithKline PLC	24,453	526
		$390		Hisamitsu Pharmaceutical Co Inc	400	18
Leisure Products & Services - 0.01%				Medipal Holdings Corp	16,200	257
Carnival PLC	120	6		Merck KGaA	2,575	271
				Novartis AG	10,566	832
Machinery - Construction & Mining - 1.46%				Novo Nordisk A/S	7,736	362
ABB Ltd (a)	20,273	440		Orion Oyj	3,955	150
Atlas Copco AB - A Shares	7,436	211		Otsuka Holdings Co Ltd	100	4
Hitachi Ltd	16,000	77		Roche Holding AG	3,212	784
Mitsubishi Electric Corp	15,000	196		Sanofi	6,006	463
		$924		Shionogi & Co Ltd	100	4
Machinery - Diversified - 1.21%				Shire PLC	4,626	289
FANUC Corp	400	68		Suzuken Co Ltd/Aichi Japan	7,800	227
GEA Group AG	6,218	333		Takeda Pharmaceutical Co Ltd	1,400	62
Kone OYJ	5,828	293		Teva Pharmaceutical Industries Ltd	5,190	263
Sumitomo Heavy Industries Ltd	14,000	69				$6,155
Zardoya Otis SA	499	5		Private Equity - 0.61%
		$768		3i Group PLC	47,431	383
Media - 0.52%
ITV PLC	1,775	5		Real Estate - 2.53%
RTL Group SA	33	3		Cheung Kong Property Holdings Ltd	499	4
Vivendi SA	2,245	43		Daito Trust Construction Co Ltd	700	103
Wolters Kluwer NV	6,571	276		Hysan Development Co Ltd	30,000	145
		$327		Kerry Properties Ltd	81,000	235
				Mitsui Fudosan Co Ltd	100	2
Metal Fabrication & Hardware - 0.22%
Assa Abloy AB	6,393	130		New World Development Co Ltd	234,718	294

See accompanying notes.

     Schedule of Investments SystematEx International Fund August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Real Estate (continued)				Transportation (continued)
Nomura Real Estate Holdings Inc	6,100	$99		Deutsche Post AG	7,151	$226
Sino Land Co Ltd	104,394	178		DSV A/S	5,113	254
Sun Hung Kai Properties Ltd	9,000	126		East Japan Railway Co	900	77
Swire Properties Ltd	2,200	6		Kuehne + Nagel International AG	1,655	231
Swiss Prime Site AG (a)	1,156	102		Royal Mail PLC	32,131	217
Wheelock & Co Ltd	54,230	310				$1,235
		$1,604		TOTAL COMMON STOCKS		$62,899
REITS - 0.65%				INVESTMENT COMPANIES - 0.02%	Shares Held	Value (000's)
BritishLandCoPLC/The	536	5		Money Market Funds - 0.02%
Dexus Property Group	900	7		Morgan Stanley Institutional Liquidity Funds -	12,221	12
Land Securities Group PLC	349	5		Government Portfolio
Link REIT	40,000	290
Unibail-Rodamco SE	368	101		TOTAL INVESTMENT COMPANIES		$12
Westfield Corp	667	5		PREFERRED STOCKS - 0.36%	Shares Held	Value (000's)
		$413		Automobile Manufacturers - 0.05%
Retail - 1.40%				Volkswagen AG 0.17%(c)	244	$34
Cie Financiere Richemont SA	953	55
Citizen Holdings Co Ltd	17,400	96		Chemicals - 0.01%
Domino's Pizza Enterprises Ltd	1,359	77		FUCHS PETROLUB SE 0.82% (c)	131	6
Hennes & Mauritz AB	1,521	46
Industria de Diseno Textil SA	6,495	230		Consumer Products - 0.30%
Kingfisher PLC	7,694	37		Henkel AG & Co KGaA 1.47% (c)	1,462	191
Luxottica Group SpA	98	5
Marks & Spencer Group PLC	1,030	5		TOTAL PREFERRED STOCKS		$231
Next PLC	69	5		Total Investments		$63,142
Pandora A/S	2,245	280		Other Assets and Liabilities - 0.24%		$150
Sundrug Co Ltd	700	51		TOTAL NET ASSETS - 100.00%		$63,292
		$887
Semiconductors - 0.76%
ARM Holdings PLC	10,070	224		(a) Non-Income Producing Security
ASML Holding NV	1,102	118		(b)		Security exempt from registration under Rule 144A of the Securities Act of
Infineon Technologies AG	8,433	141		1933. These securities may be resold in transactions exempt from
		$483		registration, normally to qualified institutional buyers. At the end of the
Shipbuilding - 0.15%				period, the value of these securities totaled $796 or 1.26% of net assets.
Yangzijiang Shipbuilding Holdings Ltd	173,000	97		(c)	Variable Rate. Rate shown is in effect at August 31, 2016.

Software - 1.38%
Amadeus IT Group SA	1,618	74
GungHo Online Entertainment Inc	22,000	52		Portfolio Summary (unaudited)
Konami Holdings Corp	4,200	149		Country		Percent
Sage Group PLC/The	27,921	266		Japan		21.53%
SAP SE	3,747	329		United Kingdom		14.27%
		$870		Germany		10.86%
Telecommunications - 5.80%				Switzerland		10.72%
BT Group PLC	43,898	223		France		9.40%
Deutsche Telekom AG	23,308	389		Australia		6.68%
Elisa OYJ	5,525	194		Hong Kong		5.28%
KDDI Corp	10,700	313		Netherlands		3.93%
Koninklijke KPN NV	76,299	249		Finland		2.91%
Nice Ltd	1,323	91		Denmark		2.55%
Nippon Telegraph & Telephone Corp	9,600	422		Spain		2.43%
Nokia OYJ	11,416	64		Sweden		1.88%
NTT DOCOMO Inc	12,200	308		Italy		1.42%
Orange SA	20,134	307		Norway		1.06%
PCCW Ltd	209,000	132		Belgium		1.06%
Proximus SADP	154	5		Portugal		0.77%
Singapore Telecommunications Ltd	9,400	28		Singapore		0.71%
SoftBank Group Corp	3,300	215		Ireland		0.69%
Spark New Zealand Ltd	2,112	6		Israel		0.55%
TDC A/S	3,283	18		United States		0.49%
Tele2 AB	578	5		South Africa		0.23%
Telecom Italia SpA/Milano	124,716	91		Austria		0.17%
Telefonaktiebolaget LM Ericsson	847	6		China		0.15%
Telefonica SA	14,851	150		New Zealand		0.01%
Telia Co AB	1,026	5		Luxembourg		0.01%
Telstra Corp Ltd	36,201	143		Other Assets and Liabilities		0.24%
Vodafone Group PLC	102,577	309		TOTAL NET ASSETS		100.00%
		$3,673
Toys, Games & Hobbies - 0.10%
Bandai Namco Holdings Inc	2,300	63

Transportation - 1.95%
Central Japan Railway Co	1,400	230

See accompanying notes.

Schedule of Investments
SystematEx Large Value Fund
August 31, 2016

COMMON STOCKS - 99.74%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Aerospace & Defense - 3.03%				Computers (continued)
General Dynamics Corp	334	$51		HP Inc	281	$4
Harris Corp	11	1		International Business Machines Corp	466	74
L-3 Communications Holdings Inc	199	30		Leidos Holdings Inc	661	27
Lockheed Martin Corp	100	24		Synopsys Inc (a)	590	35
Northrop Grumman Corp	219	46				$319
Raytheon Co	426	60		Consumer Products - 0.09%
United Technologies Corp	435	46		Clorox Co/The	63	8
		$258
Agriculture - 1.30%				Cosmetics & Personal Care - 2.74%
Altria Group Inc	308	21		Colgate-Palmolive Co	234	17
Archer-Daniels-Midland Co	23	1		Procter & Gamble Co/The	2,468	216
Philip Morris International Inc	892	89				$233
		$111		Distribution & Wholesale - 0.18%
Automobile Manufacturers - 0.98%				Ingram Micro Inc	443	15
Ford Motor Co	5,051	63
General Motors Co	617	20		Diversified Financial Services - 1.44%
		$83		American Express Co	325	21
Automobile Parts & Equipment - 0.34%				BlackRock Inc	43	16
Allison Transmission Holdings Inc	31	1		CIT Group Inc	11	1
Goodyear Tire & Rubber Co/The	30	1		CME Group Inc	49	5
				CoreLogic Inc/United States (a)	757	31
Johnson Controls Inc	20	1
Lear Corp	225	26		Discover Financial Services	756	45
		$29		FNF Group	23	1
Banks - 13.39%				Intercontinental Exchange Inc	3	1
Bank of America Corp	7,721	125		Nasdaq Inc	13	1
Bank of Hawaii Corp	342	25		Synchrony Financial	26	1
Bank of New York Mellon Corp/The	302	12				$123
BB&T Corp	25	1		Electric - 3.76%
Capital One Financial Corp	129	9		Ameren Corp	17	1
Citigroup Inc	1,999	95		American Electric Power Co Inc	649	42
East West Bancorp Inc	21	1		Consolidated Edison Inc	607	46
Fifth Third Bancorp	2,417	49		Dominion Resources Inc/VA	121	9
First Republic Bank/CA	11	1		DTE Energy Co	428	40
Goldman Sachs Group Inc/The	262	44		Duke Energy Corp	307	24
Huntington Bancshares Inc/OH	70	1		Eversource Energy	11	—
JPMorgan Chase & Co	3,728	252		Exelon Corp	320	11
KeyCorp	70	1		FirstEnergy Corp	22	1
Morgan Stanley	848	27		Hawaiian Electric Industries Inc	28	1
PNC Financial Services Group Inc/The	770	69		MDU Resources Group Inc	1,235	29
Popular Inc	923	36		NextEra Energy Inc	207	25
Regions Financial Corp	3,945	39		PG&E Corp	71	4
SunTrust Banks Inc	994	44		PPL Corp	22	1
US Bancorp	2,122	94		Public Service Enterprise Group Inc	586	25
Wells Fargo & Co	4,235	215		Southern Co/The	328	17
		$1,140		Xcel Energy Inc	1,061	44
Beverages - 0.53%						$320
Coca-Cola Co/The	278	12		Electrical Components & Equipment - 0.40%
PepsiCo Inc	312	33		Emerson Electric Co	636	34
		$45
Building Materials - 0.22%				Electronics - 0.83%
Lennox International Inc	115	18		Agilent Technologies Inc	92	4
				Arrow Electronics Inc (a)	449	30
Owens Corning	16	1
		$19		Avnet Inc	675	28
				Corning Inc	42	1
Chemicals - 1.50%
				Fortive Corp	24	1
Cabot Corp	576	29
				Gentex Corp	350	6
Celanese Corp	116	7		Keysight Technologies Inc (a)	24	1
Dow Chemical Co/The	1,284	69
Eastman Chemical Co	306	21				$71
Ingevity Corp (a)	3	—		Energy - Alternate Sources - 0.01%
				First Solar Inc (a)	16	1
LyondellBasell Industries NV	12	1
Mosaic Co/The	32	1
		$128		Engineering & Construction - 0.12%
				Jacobs Engineering Group Inc (a)	181	10
Commercial Services - 0.17%
Booz Allen Hamilton Holding Corp	420	13
KAR Auction Services Inc	19	1		Entertainment - 0.32%
				Dolby Laboratories Inc	556	27
ManpowerGroup Inc	10	—
		$14
				Environmental Control - 0.56%
Computers - 3.75%				Waste Management Inc	744	48
Amdocs Ltd	544	32
Apple Inc	376	40
				Food - 0.90%
DST Systems Inc	72	9		Campbell Soup Co	185	11
EMC Corp	1,494	43		ConAgra Foods Inc	12	—
Hewlett Packard Enterprise Co	2,548	55

See accompanying notes.

Schedule of Investments
SystematEx Large Value Fund
August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Food (continued)				Insurance (continued)
Ingredion Inc	7	$1		Old Republic International Corp	1,471	$28
JM Smucker Co/The	142	20		ProAssurance Corp	17	1
Kraft Heinz Co/The	146	13		Progressive Corp/The	1,216	39
Mondelez International Inc	618	28		Prudential Financial Inc	391	31
Pilgrim's Pride Corp	40	1		Reinsurance Group of America Inc	343	37
Pinnacle Foods Inc	17	1		Travelers Cos Inc/The	463	55
Tyson Foods Inc	15	1		Unum Group	454	16
Whole Foods Market Inc	25	1		Validus Holdings Ltd	563	29
		$77		WillisTowersWatson PLC	6	1
Forest Products & Paper - 0.19%				XL Group Ltd	21	1
Domtar Corp	20	1				$880
International Paper Co	323	15		Internet - 0.01%
		$16		Yahoo! Inc (a)	22	1
Gas - 0.90%
Atmos Energy Corp	461	34		Iron & Steel - 0.82%
CenterPoint Energy Inc	47	1		Nucor Corp	628	31
NiSource Inc	37	1		Reliance Steel & Aluminum Co	367	26
Sempra Energy	10	1		Steel Dynamics Inc	525	13
UGI Corp	708	32				$70
Vectren Corp	170	8		Leisure Products & Services - 0.01%
		$77		Royal Caribbean Cruises Ltd	9	1
Hand & Machine Tools - 0.49%
Stanley Black & Decker Inc	339	42		Machinery - Construction & Mining - 0.11%
				Caterpillar Inc	113	9
Healthcare - Products - 1.87%
Abbott Laboratories	585	24		Machinery - Diversified - 0.61%
Baxter International Inc	257	12		BWX Technologies Inc	832	32
Boston Scientific Corp (a)	45	1		Xylem Inc/NY	388	20
Danaher Corp	180	15				$52
DENTSPLY SIRONA Inc	13	1		Media - 1.88%
Hill-Rom Holdings Inc	17	1		Comcast Corp - Class A	644	42
Medtronic PLC	897	78		Gannett Co Inc	56	1
St Jude Medical Inc	13	1		John Wiley & Sons Inc	556	32
Stryker Corp	8	1		Liberty Media Group - A Shares (a)	1,032	22
Thermo Fisher Scientific Inc	159	24		Liberty Media Group - C Shares (a)	1,046	22
VWR Corp (a)	27	1		Liberty SiriusXM Group - C Shares (a)	25	1
		$159		Time Warner Inc	512	40
Healthcare - Services - 2.22%						$160
Aetna Inc	429	50		Miscellaneous Manufacturers - 2.91%
Anthem Inc	339	42		AptarGroup Inc	10	1
Centene Corp (a)	13	1		Carlisle Cos Inc	126	13
Community Health Systems Inc (a)	33	—		Eaton Corp PLC	15	1
HCA Holdings Inc (a)	159	12		General Electric Co	5,303	166
Laboratory Corp of America Holdings (a)	6	1		Ingersoll-Rand PLC	529	36
MEDNAX Inc (a)	9	1		Parker-Hannifin Corp	257	31
Quest Diagnostics Inc	221	18				$248
Quorum Health Corp (a)	8	—		Oil & Gas - 8.90%
UnitedHealth Group Inc	237	32		Anadarko Petroleum Corp	13	1
Universal Health Services Inc	261	32		Apache Corp	20	1
		$189		California Resources Corp (a)	3	—
Housewares - 0.21%				Chevron Corp	1,728	174
Scotts Miracle-Gro Co/The	213	18		ConocoPhillips	526	22
				CVR Energy Inc	48	1
Insurance - 10.33%				Diamond Offshore Drilling Inc	1,039	19
Aflac Inc	710	53		Ensco PLC	46	—
Alleghany Corp (a)	36	19		EOG Resources Inc	149	13
Allstate Corp/The	261	18		Exxon Mobil Corp	3,627	316
American Financial Group Inc/OH	497	37		Hess Corp	14	1
American International Group Inc	442	26		HollyFrontier Corp	30	1
AmTrust Financial Services Inc	32	1		Nabors Industries Ltd	156	2
Aspen Insurance Holdings Ltd	530	24		Occidental Petroleum Corp	377	29
Assurant Inc	200	18		Patterson-UTI Energy Inc	79	1
Assured Guaranty Ltd	30	1		PBF Energy Inc	26	1
Berkshire Hathaway Inc - Class B (a)	1,789	269		Phillips 66	762	60
Chubb Ltd	462	59		QEP Resources Inc	1,650	31
Cincinnati Financial Corp	12	1		Rowan Cos Plc	1,077	13
Everest Re Group Ltd	161	31		Tesoro Corp	364	27
Hanover Insurance Group Inc/The	251	20		Valero Energy Corp	817	45
Hartford Financial Services Group Inc/The	846	35				$758
Lincoln National Corp	19	1		Oil & Gas Services - 3.02%
Loews Corp	201	8		Baker Hughes Inc	22	1
Markel Corp (a)	1	1		Dril-Quip Inc (a)	433	24
MetLife Inc	455	20		FMC Technologies Inc (a)	981	28

See accompanying notes.

Schedule of Investments
SystematEx Large Value Fund
August 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Oil & Gas Services (continued)				Savings & Loans - 0.01%
Frank's International NV	1,639	$19		People's United Financial Inc	48	$1
Halliburton Co	914	39
Oceaneering International Inc	618	16		Semiconductors - 2.88%
RPC Inc (a)	52	1		Analog Devices Inc	14	1
Schlumberger Ltd	1,614	128		Applied Materials Inc	1,406	42
Superior Energy Services Inc	89	1		Intel Corp	4,382	157
		$257		Maxim Integrated Products Inc	20	1
Packaging & Containers - 0.72%				NVIDIA Corp	17	1
Bemis Co Inc	17	1		QUALCOMM Inc	667	42
Graphic Packaging Holding Co	1,953	28		Teradyne Inc	42	1
Sonoco Products Co	597	31				$245
WestRock Co	20	1		Shipbuilding - 0.29%
		$61		Huntington Ingalls Industries Inc	153	25
Pharmaceuticals - 7.96%
Allergan plc (a)	4	1		Software - 1.23%
Cardinal Health Inc	294	23		Activision Blizzard Inc	20	1
Express Scripts Holding Co (a)	378	28		ANSYS Inc (a)	12	1
Johnson & Johnson	2,176	260		CA Inc	1,005	34
Merck & Co Inc	2,485	156		Oracle Corp	1,663	68
Pfizer Inc	5,718	199		SS&C Technologies Holdings Inc	24	1
Quintiles Transnational Holdings Inc (a)	89	7				$105
VCA Inc (a)	61	4		Telecommunications - 5.71%
		$678		AT&T Inc	5,771	236
Pipelines - 0.45%				Cisco Systems Inc	5,014	158
Kinder Morgan Inc/DE	254	6		Juniper Networks Inc	18	—
ONEOK Inc	607	28		Verizon Communications Inc	1,755	92
Spectra Energy Corp	114	4				$486
		$38		Textiles - 0.01%
Real Estate - 0.01%				Mohawk Industries Inc (a)	4	1
Jones Lang LaSalle Inc	7	1
				Transportation - 0.35%
REITS - 4.25%				FedEx Corp	5	1
Annaly Capital Management Inc	76	1		Norfolk Southern Corp	10	1
Apartment Investment & Management Co	20	1		Union Pacific Corp	299	28
AvalonBay Communities Inc	81	14				$30
DDR Corp	2,100	40		Trucking & Leasing - 0.01%
Duke Realty Corp	1,322	37		AMERCO	2	1
Equity Commonwealth (a)	392	12
Equity Residential	580	38		TOTAL COMMON STOCKS		$8,494
Essex Property Trust Inc	4	1		INVESTMENT COMPANIES - 0.08%	Shares Held	Value(000	's)
Forest City Realty Trust Inc	37	1		Money Market Funds - 0.08%
Kilroy Realty Corp	13	1		Morgan Stanley Institutional Liquidity Funds -	7,083	7
Kimco Realty Corp	1,014	31		Government Portfolio
LibertyPropertyTrust	426	18
Macerich Co/The	10	1		TOTAL INVESTMENT COMPANIES		$7
Mid-America Apartment Communities Inc	269	25		Total Investments		$8,501
National Retail Properties Inc	437	22		Other Assets and Liabilities - 0.18%		$15
Post Properties Inc	328	22		TOTAL NET ASSETS - 100.00%		$8,516
Prologis Inc	250	13
Public Storage	78	17
Regency Centers Corp	10	1		(a) Non-Income Producing Security
Simon Property Group Inc	182	39
Two Harbors Investment Corp	132	1
Weingarten Realty Investors	631	26
Welltower Inc	6	—		Portfolio Summary (unaudited)
		$362		Sector		Percent
Retail - 4.82%				Financial		29.43%
Best Buy Co Inc	27	1		Consumer, Non-cyclical		17.79%
CVS Health Corp	213	20		Energy		12.38%
Darden Restaurants Inc	377	23		Industrial		10.66%
Dick's Sporting Goods Inc	14	1		Technology		7.87%
Foot Locker Inc	12	1		Communications		7.59%
GameStop Corp	25	1		Consumer, Cyclical		6.86%
Genuine Parts Co	285	29		Utilities		4.66%
MSC Industrial Direct Co Inc	210	16		Basic Materials		2.50%
Nu Skin Enterprises Inc	20	1		Investment Companies		0.08%
PVH Corp	289	31		Other Assets and Liabilities		0.18%
Target Corp	786	55		TOTAL NET ASSETS		100.00%
Walgreens Boots Alliance Inc	1,054	85
Wal-Mart Stores Inc	1,642	117
World Fuel Services Corp	642	29
		$410

See accompanying notes.

Glossary to the Schedule of Investments
August 31, 2016

Currency Abbreviations
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Rouble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD/$	United States Dollar
ZAR	South African Rand

See accompanying notes.

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
BLUE CHIP FUND
Institutional shares
2016		$15.63	$0.05	$1.70	$1.75	($0.07)	($0.31)	($0.38)	$17.00
2015		15.14	0.10	0.86	0.96	(0.09)	(0.38)	(0.47)	15.63
2014		12.44	0.12	2.62	2.74	(0.04)	–	(0.04)	15.14
2013		10.64	0.18	1.69	1.87	(0.06)	(0.01)	(0.07)	12.44
2012	(c)	10.00	0.02	0.62	0.64	–	–	–	10.64
R-3 shares
2016	(f)	15.64	(0.01)	1.33	1.32	–	–	–	16.96
R-4 shares
2016	(f)	15.64	–	1.34	1.34	–	–	–	16.98
R-5 shares
2016	(f)	15.64	0.01	1.34	1.35	–	–	–	16.99

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

							Ratio of Net
			Ratio of Expenses		Ratio of Gross		Investment Income
		Net Assets, End of	to Average Net		Expenses to Average		to Average Net		Portfolio
Total Return		Period (in thousands)	Assets		Net Assets		Assets		Turnover Rate

11.39%		$1,257,265	0.69%		0.69%	(b)	0.33%		36.4%
6.46		1,226,210	0.71		0.71	(b)	0.61		26.2
22.07		421,601	0.72		0.72	(b)	0.85		34.4
17.74		179,732	0.75		0.95	(b)	1.46		1.3
6.40	(d)	5,321	0.75	(e)	4.83 (b)	,(e)	0.87	(e)	7.3	(e)

8.44	(d)	11	1.26	(e)	–		(0.13)	(e)	36.4	(e)

8.57	(d)	11	1.07	(e)	–		0.05	(e)	36.4	(e)

8.63	(d)	11	0.95	(e)	–		0.19	(e)	36.4	(e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager.
(c)	Period from June 14, 2012, date operations commenced, through August 31, 2012.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Period from March 29, 2016, date operations commenced, through August 31, 2016.

See accompanying notes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	froms Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
BOND MARKET INDEX FUND
Class J shares
2016	$10.82	$0.13	$0.40	$0.53	($0.17)	($0.01)	($0.18)	$11.17
2015	10.94	0.12	(0.06)	0.06	(0.16)	(0.02)	(0.18)	10.82
2014	10.63	0.14	0.36	0.50	(0.19)	–	(0.19)	10.94
2013	11.17	0.11	(0.47)	(0.36)	(0.17)	(0.01)	(0.18)	10.63
2012	10.86	0.16	0.36	0.52	(0.21)	–	(0.21)	11.17
Institutional shares
2016	11.02	0.20	0.39	0.59	(0.21)	(0.01)	(0.22)	11.39
2015	11.01	0.17	0.08	0.25	(0.22)	(0.02)	(0.24)	11.02
2014	10.71	0.20	0.35	0.55	(0.25)	–	(0.25)	11.01
2013	11.27	0.17	(0.48)	(0.31)	(0.24)	(0.01)	(0.25)	10.71
2012	10.95	0.23	0.36	0.59	(0.27)	–	(0.27)	11.27
R-1 shares
2016	10.80	0.10	0.39	0.49	(0.12)	(0.01)	(0.13)	11.16
2015	10.93	0.08	(0.05)	0.03	(0.14)	(0.02)	(0.16)	10.80
2014	10.60	0.11	0.35	0.46	(0.13)	–	(0.13)	10.93
2013	11.15	0.07	(0.47)	(0.40)	(0.14)	(0.01)	(0.15)	10.60
2012	10.85	0.13	0.36	0.49	(0.19)	–	(0.19)	11.15
R-2 shares
2016	10.80	0.11	0.39	0.50	(0.11)	(0.01)	(0.12)	11.18
2015	10.92	0.09	(0.06)	0.03	(0.13)	(0.02)	(0.15)	10.80
2014	10.61	0.12	0.36	0.48	(0.17)	–	(0.17)	10.92
2013	11.16	0.09	(0.47)	(0.38)	(0.16)	(0.01)	(0.17)	10.61
2012	10.86	0.15	0.35	0.50	(0.20)	–	(0.20)	11.16
R-3 shares
2016	10.79	0.13	0.40	0.53	(0.15)	(0.01)	(0.16)	11.16
2015	10.92	0.11	(0.06)	0.05	(0.16)	(0.02)	(0.18)	10.79
2014	10.61	0.14	0.36	0.50	(0.19)	–	(0.19)	10.92
2013	11.19	0.11	(0.49)	(0.38)	(0.19)	(0.01)	(0.20)	10.61
2012	10.89	0.16	0.36	0.52	(0.22)	–	(0.22)	11.19
R-4 shares
2016	10.84	0.15	0.39	0.54	(0.19)	(0.01)	(0.20)	11.18
2015	10.95	0.14	(0.06)	0.08	(0.17)	(0.02)	(0.19)	10.84
2014	10.65	0.16	0.35	0.51	(0.21)	–	(0.21)	10.95
2013	11.21	0.13	(0.48)	(0.35)	(0.20)	(0.01)	(0.21)	10.65
2012	10.90	0.19	0.36	0.55	(0.24)	–	(0.24)	11.21
R-5 shares
2016	10.85	0.16	0.41	0.57	(0.18)	(0.01)	(0.19)	11.23
2015	10.97	0.15	(0.07)	0.08	(0.18)	(0.02)	(0.20)	10.85
2014	10.66	0.17	0.36	0.53	(0.22)	–	(0.22)	10.97
2013	11.23	0.14	(0.48)	(0.34)	(0.22)	(0.01)	(0.23)	10.66
2012	10.92	0.20	0.36	0.56	(0.25)	–	(0.25)	11.23

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

						Ratio of Net
			Ratio of Expenses	Ratio of Gross		Investment Income
		Net Assets, End of	to Average Net	Expenses to Average		to Average Net	Portfolio
Total Return		Period (in thousands)	Assets	Net Assets		Assets	Turnover Rate

4.98	(b)	$33,765	0.76%	0.83%	(c)	1.23%	151.8%
0.60	(b)	25,430	0.71	0.78	(c)	1.13	319.5
4.76	(b)	25,535	0.79	0.87	(c)	1.34	162.0
(3.34	) (b)	25,256	0.77	0.97	(c)	1.04	131.7
4.84	(b)	31,642	0.89	1.07	(c)	1.47	144.0

5.52		1,648,408	0.23	0.26	(d)	1.75	151.8
2.26	(e)	1,154,916	0.23	0.26	(d)	1.55	319.5
5.25		922,012	0.26	0.26	(d)	1.88	162.0
(2.88)		1,462,194	0.26	0.26	(d)	1.54	131.7
5.50		1,553,862	0.26	0.26	(d)	2.06	144.0

4.60		1,913	1.11	1.14	(d)	0.88	151.8
0.25		1,436	1.11	1.15	(d)	0.73	319.5
4.38		1,290	1.14	1.14	(d)	1.00	162.0
(3.68)		1,513	1.14	1.14	(d)	0.68	131.7
4.57		2,253	1.14	1.14	(d)	1.20	144.0

4.76		2,940	0.98	1.01	(d)	1.01	151.8
0.32		3,334	0.98	1.02	(d)	0.85	319.5
4.55		4,006	1.01	1.01	(d)	1.13	162.0
(3.54)		3,985	1.01	1.01	(d)	0.81	131.7
4.67		4,794	1.01	1.01	(d)	1.33	144.0

5.00		16,998	0.80	0.83	(d)	1.19	151.8
0.47		14,851	0.80	0.84	(d)	1.04	319.5
4.81		13,786	0.83	0.83	(d)	1.31	162.0
(3.48)		11,485	0.83	0.83	(d)	0.98	131.7
4.87		10,082	0.83	0.83	(d)	1.50	144.0

5.10		36,951	0.61	0.64	(d)	1.38	151.8
0.79		24,500	0.61	0.65	(d)	1.25	319.5
4.87		7,649	0.64	0.64	(d)	1.50	162.0
(3.23)		7,137	0.64	0.64	(d)	1.17	131.7
5.16		6,175	0.64	0.64	(d)	1.74	144.0

5.24	(f)	31,929	0.49	0.52	(d)	1.50	151.8
0.87	(f)	28,385	0.49	0.53	(d)	1.34	319.5
5.05		56,079	0.52	0.52	(d)	1.62	162.0
(3.16)		25,057	0.52	0.52	(d)	1.29	131.7
5.25		21,032	0.52	0.52	(d)	1.80	144.0

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the contingent deferred sales charge.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Excludes expense reimbursement from Manager.
(e)	During 2014, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.
(f)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.

See accompanying notes.

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
CREDIT OPPORTUNITIES EXPLORER FUND
Institutional shares
2016		$9.37	$0.33	$0.12	$0.45	($0.30)	$–	($0.30)	$9.52
2015	(c)	10.00	0.39	(0.65)	(0.26)	(0.37)	–	(0.37)	9.37
DIVERSIFIED REAL ASSET FUND
Institutional shares
2016		11.25	0.22	(0.29)	(0.07)	(0.10)	–	(0.10)	11.08
2015		13.21	0.19	(1.89)	(1.70)	(0.13)	(0.13)	(0.26)	11.25
2014		11.81	0.22	1.45	1.67	(0.16)	(0.11)	(0.27)	13.21
2013		11.99	0.20	0.07	0.27	(0.15)	(0.30)	(0.45)	11.81
2012		11.87	0.14	0.30	0.44	(0.04)	(0.28)	(0.32)	11.99
R-3 shares
2016	(f)	10.45	0.10	0.51	0.61	–	–	–	11.06
R-4 shares
2016	(f)	10.45	0.10	0.52	0.62	–	–	–	11.07
R-5 shares
2016	(f)	10.45	0.11	0.52	0.63	–	–	–	11.08
R-6 shares
2016		11.25	0.26	(0.32)	(0.06)	(0.11)	–	(0.11)	11.08
2015	(g)	12.07	0.17	(0.99)	(0.82)	–	–	–	11.25
DYNAMIC HIGH YIELD EXPLORER FUND
Institutional shares
2016		9.41	0.47	(0.22)	0.25	(0.49)	–	(0.49)	9.17
2015	(c)	10.00	0.43	(0.60)	(0.17)	(0.42)	–	(0.42)	9.41
EDGE MIDCAP FUND
Institutional shares
2016	(h)	10.00	0.11	2.17	2.28	(0.03)	(0.01)	(0.04)	12.24

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

							Ratio of Net
			Ratio of Expenses		Ratio of Gross		Investment Income
		Net Assets, End of	to Average Net		Expenses to Average		to Average Net		Portfolio
Total Return		Period (in thousands)	Assets		Net Assets		Assets		Turnover Rate

4.94%		$9,707	0.70%		1.01%	(b)	3.59%		618.9%
(2.64)	(d)	9,368	0.70	(e)	1.06 (b)	,(e)	4.12	(e)	406.0	(e)

(0.53)		3,294,419	0.87		0.87	(b)	2.02		77.6
(12.98)		3,141,543	0.87		–		1.53		66.4
14.35		2,485,224	0.86		–		1.74		67.3
2.31		1,438,209	0.87		0.87	(b)	1.65		78.7
3.93		974,865	0.87		0.87	(b)	1.23		107.3

5.84	(d)	11	1.39	(e)	–		2.08	(e)	77.6	(e)

5.93	(d)	11	1.20	(e)	–		2.25	(e)	77.6	(e)

6.03	(d)	11	1.08	(e)	–		2.39	(e)	77.6	(e)

(0.50)		29,601	0.88		0.98	(b)	2.43		77.6
(6.79)	(d)	810	0.88	(e)	25.58 (b)	,(e)	2.21	(e)	66.4	(e)

2.96		6,899	0.75		1.27	(b)	5.23		112.8
(1.72)	(d)	7,070	0.75	(e)	1.34 (b)	,(e)	4.58	(e)	94.0	(e)

22.89	(d)	292,615	0.79	(e)	0.79 (b)	,(e)	1.04	(e)	22.4	(e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager.
(c)	Period from September 10, 2014, date operations commenced, through August 31, 2015.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Period from March 29, 2016, date operations commenced, through August 31, 2016.
(g)	Period from December 31, 2014, date operations commenced, through August 31, 2015.
(h)	Period from September 28, 2015, date operations commenced, through August 31, 2016.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
GLOBAL MULTI-STRATEGY FUND
Institutional shares
2016		$10.99	$0.05	$0.14	$0.19	($0.09)	($0.23)	($0.32)	$10.86
2015		11.14	(0.03)	0.15	0.12	(0.10)	(0.17)	(0.27)	10.99
2014		10.54	–	0.71	0.71	(0.03)	(0.08)	(0.11)	11.14
2013		10.35	0.04	0.29	0.33	–	(0.14)	(0.14)	10.54
2012	(d)	10.00	(0.03)	0.38	0.35	–	–	–	10.35
GLOBAL OPPORTUNITIES EQUITY HEDGED FUND
Institutional shares
2016	(g)	10.00	0.10	(0.95)	(0.85)	(0.01)	–	(0.01)	9.14
GLOBAL OPPORTUNITIES FUND
Institutional shares
2016		11.46	0.17	0.20	0.37	(0.16)	(0.10)	(0.26)	11.57
2015		13.28	0.18	(0.67)	(0.49)	(0.12)	(1.21)	(1.33)	11.46
2014		10.91	0.14	2.30	2.44	(0.07)	–	(0.07)	13.28
2013	(h)	10.00	0.10	0.81	0.91	–	–	–	10.91

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

Ratio of Expenses to
Average Net Assets
(Excluding
Dividends and
Interest Expense on
					Short Sales, Short				Ratio of Net
			Ratio of Expenses		Sale Fees and		Ratio of Gross		Investment Income
		Net Assets, End of	to Average Net		Reverse Repurchase		Expenses to Average		to Average Net		Portfolio
Total Return		Period (in thousands)	Assets		Agreement Expense)		Net Assets		Assets		Turnover Rate

1.80%		$2,265,206	2.08%		1.61	%(b)	2.08	%(c)	0.46%		233.9%
1.16		2,678,876	2.07		1.63	(b)	2.07	(c)	(0.23)		142.5
6.84		1,524,051	2.17		1.63	(b)	2.17	(c)	0.00		166.4
3.23		932,801	2.26		1.65	(b)	2.28	(c)	0.34		135.6
3.50	(e)	475,314	2.35	(f)	1.65 (b)	,(f)	2.38 (c)	,(f)	(0.31	) (f)	196.0	(f)

(8.48	) (e)	2,286	1.25	(f)	N/A		2.91 (c)	,(f)	1.10	(f)	172.1	(f)

3.21		1,320,900	0.85		N/A		–		1.53		145.3
(3.72)		1,255,650	0.84		N/A		0.84	(c)	1.43		138.7
22.41		1,403,422	0.84		N/A		0.84	(c)	1.14		128.4
9.10	(e)	1,104,538	0.90	(f)	N/A		0.90 (c)	,(f)	1.34	(f)	190.4	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes dividends and interest expense on short sales and short sale fees. See "Operating Policies" in notes to financial statements.
(c)	Excludes expense reimbursement from Manager.
(d)	Period from October 24, 2011, date operations commenced, through August 31, 2012.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Period from September 22, 2015, date operations commenced, through August 31, 2016.
(h)	Period from December 28, 2012, date operations commenced, through August 31, 2013.

See accompanying notes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
INTERNATIONAL EQUITY INDEX FUND
Institutional shares
2016	$9.58	$0.26	($0.26)	$–	($0.23)	($0.11)	($0.34)	$9.24
2015	10.70	0.25	(1.09)	(0.84)	(0.26)	(0.02)	(0.28)	9.58
2014	10.91	0.31	1.34	1.65	(0.32)	(1.54)	(1.86)	10.70
2013	9.51	0.28	1.43	1.71	(0.31)	–	(0.31)	10.91
2012	9.80	0.31	(0.36)	(0.05)	(0.23)	(0.01)	(0.24)	9.51
R-1 shares
2016	9.28	0.17	(0.25)	(0.08)	(0.16)	(0.11)	(0.27)	8.93
2015	10.40	0.18	(1.08)	(0.90)	(0.20)	(0.02)	(0.22)	9.28
2014	10.69	0.21	1.30	1.51	(0.26)	(1.54)	(1.80)	10.40
2013	9.34	0.22	1.37	1.59	(0.24)	–	(0.24)	10.69
2012	9.66	0.26	(0.39)	(0.13)	(0.18)	(0.01)	(0.19)	9.34
R-2 shares
2016	9.52	0.19	(0.26)	(0.07)	(0.16)	(0.11)	(0.27)	9.18
2015	10.63	0.16	(1.07)	(0.91)	(0.18)	(0.02)	(0.20)	9.52
2014	10.89	0.25	1.31	1.56	(0.28)	(1.54)	(1.82)	10.63
2013	9.52	0.23	1.40	1.63	(0.26)	–	(0.26)	10.89
2012	9.70	0.28	(0.39)	(0.11)	(0.06)	(0.01)	(0.07)	9.52
R-3 shares
2016	9.40	0.20	(0.25)	(0.05)	(0.17)	(0.11)	(0.28)	9.07
2015	10.51	0.20	(1.08)	(0.88)	(0.21)	(0.02)	(0.23)	9.40
2014	10.77	0.25	1.31	1.56	(0.28)	(1.54)	(1.82)	10.51
2013	9.41	0.25	1.38	1.63	(0.27)	–	(0.27)	10.77
2012	9.71	0.28	(0.37)	(0.09)	(0.20)	(0.01)	(0.21)	9.41
R-4 shares
2016	9.50	0.21	(0.24)	(0.03)	(0.19)	(0.11)	(0.30)	9.17
2015	10.62	0.21	(1.09)	(0.88)	(0.22)	(0.02)	(0.24)	9.50
2014	10.85	0.27	1.33	1.60	(0.29)	(1.54)	(1.83)	10.62
2013	9.46	0.27	1.38	1.65	(0.26)	–	(0.26)	10.85
2012	9.76	0.27	(0.35)	(0.08)	(0.21)	(0.01)	(0.22)	9.46
R-5 shares
2016	9.52	0.22	(0.25)	(0.03)	(0.20)	(0.11)	(0.31)	9.18
2015	10.64	0.23	(1.10)	(0.87)	(0.23)	(0.02)	(0.25)	9.52
2014	10.86	0.28	1.34	1.62	(0.30)	(1.54)	(1.84)	10.64
2013	9.48	0.28	1.39	1.67	(0.29)	–	(0.29)	10.86
2012	9.77	0.31	(0.37)	(0.06)	(0.22)	(0.01)	(0.23)	9.48

See accompanying notes.

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

					Ratio of Net
		Ratio of Expenses	Ratio of Gross		Investment Income
	Net Assets, End of	to Average Net	Expenses to Average		to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Net Assets		Assets	Turnover Rate

(0.02)%	$831,719	0.34%	0.34%	(b)	2.83%	31.3%
(7.90)	736,329	0.32	0.32	(b)	2.51	35.6
15.97	677,283	0.33	0.33	(b)	2.87	45.8
18.16	424,630	0.34	0.34	(b)	2.67	46.2
(0.27)	786,891	0.32	0.32	(b)	3.37	53.5

(0.90)	586	1.21	–		1.93	31.3
(8.68)	696	1.19	1.19	(b)	1.84	35.6
14.89	334	1.20	1.20	(b)	1.97	45.8
17.19	123	1.24	1.24	(b)	2.08	46.2
(1.20)	70	1.19	1.19	(b)	2.86	53.5

(0.75)	903	1.08	–		2.12	31.3
(8.58)	754	1.06	1.06	(b)	1.60	35.6
15.05	1,203	1.07	1.07	(b)	2.27	45.8
17.30	490	1.11	1.11	(b)	2.19	46.2
(1.11)	209	1.06	1.06	(b)	2.97	53.5

(0.49)	15,789	0.90	–		2.26	31.3
(8.45)	15,450	0.88	0.88	(b)	1.99	35.6
15.28	12,323	0.89	0.89	(b)	2.34	45.8
17.51	8,197	0.93	0.93	(b)	2.37	46.2
(0.81)	3,045	0.88	0.88	(b)	3.05	53.5

(0.30)	11,997	0.71	–		2.32	31.3
(8.32)	11,862	0.69	0.69	(b)	2.11	35.6
15.57	13,822	0.70	0.70	(b)	2.52	45.8
17.68	7,801	0.74	0.74	(b)	2.53	46.2
(0.60)	4,414	0.69	0.69	(b)	2.97	53.5

(0.30)	29,179	0.59	–		2.49	31.3
(8.18)	33,729	0.57	0.57	(b)	2.23	35.6
15.71	37,859	0.58	0.58	(b)	2.62	45.8
17.84	24,896	0.62	0.62	(b)	2.65	46.2
(0.48)	13,305	0.57	0.57	(b)	3.34	53.5

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Total
		Value,	Investment	and Unrealized	Total From	from Net	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Distributions	of Period
INTERNATIONAL SMALL COMPANY FUND
Institutional shares
2016		$9.61	$0.08	$0.30	$0.38	($0.12)	($0.12)	$9.87
2015	(c)	9.07	0.09	0.45	0.54	–	–	9.61
MULTI-MANAGER EQUITY LONG/SHORT FUND
Institutional shares
2016	(f)	10.00	(0.04)	0.03	(0.01)	–	–	9.99
R-6 shares
2016	(f)	10.00	(0.04)	0.03	(0.01)	–	–	9.99
OPPORTUNISTIC MUNICIPAL FUND
Institutional shares
2016		10.20	0.39	0.84	1.23	(0.40)	(0.40)	11.03
2015	(i)	10.29	0.20	(0.09)	0.11	(0.20)	(0.20)	10.20
ORIGIN EMERGING MARKETS FUND
Institutional shares
2016		8.42	0.07	0.56	0.63	(0.08)	(0.08)	8.97
2015	(j)	10.00	0.18	(1.76)	(1.58)	–	–	8.42
R-6 shares
2016		8.42	0.07	0.56	0.63	(0.08)	(0.08)	8.97
2015	(j)	10.00	(0.02)	(1.56)	(1.58)	–	–	8.42

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

					Ratio of Expenses
					to Average Net
					Assets (Excluding
			Ratio of		Dividends and					Ratio of Net
		Net Assets, End	Expenses to		Interest Expense on	Ratio of Expenses to Average		Ratio of Gross		Investment Income		Portfolio
		of Period (in	Average Net		Short Sales and	Net Assets (Excluding Interest		Expenses to		to Average Net		Turnover
Total Return		thousands)	Assets		Short Sale Fees)	Expense Fees)		Average Net Assets		Assets		Rate

3.99%		$168,786	1.20%		N/A	N/A		1.23	%(b)	0.82%		49.9%
5.95	(d)	3,374	1.20	(e)	N/A	N/A		4.14 (b)	,(e)	1.39	(e)	62.8	(e)

(0.10	) (d)	10	2.45	(e)	1.67% (e),(g)	N/A		486.48 (b)	,(e)	(0.99	) (e)	412.4	(e)

(0.10	) (d)	325,987	2.38	(e)	1.60 (e),(g)	N/A		2.45 (b)	,(e)	(0.93	) (e)	412.4	(e)

12.23		3,606	0.70		N/A	0.65%	(h)	2.42	(b)	3.57		53.5
1.04	(d)	10	0.71	(e)	N/A	0.65 (e)	,(h)	452.62 (b)	,(e)	4.14	(e)	54.9	(e)

7.50		778,143	1.24		N/A	N/A		1.24	(b)	0.86		69.0
(15.80	) (d)	816,035	1.25	(e)	N/A	N/A		1.31 (b)	,(e)	3.01	(e)	86.6	(e)

7.50		90	1.26		N/A	N/A		25.47	(b)	0.87		69.0
(15.80	) (d)	85	1.26	(e)	N/A	N/A		8.94 (b)	,(e)	(0.41	) (e)	86.6	(e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager.
(c)	Period from December 31, 2014, date operations commenced, through August 31, 2015.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Period from March 31, 2016, date operations commenced, through August 31, 2016.
(g)	Excludes dividends and interest expense on short sales and short sale fees. See "Operating Policies" in notes to financial statements.
(h)	Excludes interest expense and fees paid through inverse floater agreements. See "Operating Policies" in notes to financial statements.
(i)	Period from March 10, 2015, date operations commenced, through August 31, 2015.
(j)	Period from January 23, 2015, date operations commenced, through August 31, 2015.

See accompanying notes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
PREFERRED SECURITIES FUND
Class J shares
2016	$10.01	$0.48	$0.18	$0.66	($0.47)	($0.09)	($0.56)	$10.11
2015	10.34	0.48	(0.12)	0.36	(0.51)	(0.18)	(0.69)	10.01
2014	9.97	0.51	0.65	1.16	(0.52)	(0.27)	(0.79)	10.34
2013	10.17	0.51	(0.12)	0.39	(0.53)	(0.06)	(0.59)	9.97
2012	9.65	0.55	0.55	1.10	(0.55)	(0.03)	(0.58)	10.17
Institutional shares
2016	10.18	0.52	0.19	0.71	(0.50)	(0.09)	(0.59)	10.30
2015	10.51	0.53	(0.14)	0.39	(0.54)	(0.18)	(0.72)	10.18
2014	10.12	0.56	0.66	1.22	(0.56)	(0.27)	(0.83)	10.51
2013	10.31	0.57	(0.12)	0.45	(0.58)	(0.06)	(0.64)	10.12
2012	9.78	0.61	0.55	1.16	(0.60)	(0.03)	(0.63)	10.31
R-1 shares
2016	10.14	0.43	0.19	0.62	(0.42)	(0.09)	(0.51)	10.25
2015	10.46	0.44	(0.12)	0.32	(0.46)	(0.18)	(0.64)	10.14
2014	10.08	0.47	0.66	1.13	(0.48)	(0.27)	(0.75)	10.46
2013	10.28	0.48	(0.13)	0.35	(0.49)	(0.06)	(0.55)	10.08
2012	9.75	0.53	0.55	1.08	(0.52)	(0.03)	(0.55)	10.28
R-2 shares
2016	10.09	0.45	0.18	0.63	(0.43)	(0.09)	(0.52)	10.20
2015	10.42	0.45	(0.12)	0.33	(0.48)	(0.18)	(0.66)	10.09
2014	10.04	0.48	0.66	1.14	(0.49)	(0.27)	(0.76)	10.42
2013	10.24	0.49	(0.12)	0.37	(0.51)	(0.06)	(0.57)	10.04
2012	9.71	0.54	0.55	1.09	(0.53)	(0.03)	(0.56)	10.24
R-3 shares
2016	10.12	0.47	0.18	0.65	(0.45)	(0.09)	(0.54)	10.23
2015	10.45	0.47	(0.13)	0.34	(0.49)	(0.18)	(0.67)	10.12
2014	10.07	0.51	0.65	1.16	(0.51)	(0.27)	(0.78)	10.45
2013	10.26	0.51	(0.11)	0.40	(0.53)	(0.06)	(0.59)	10.07
2012	9.73	0.56	0.55	1.11	(0.55)	(0.03)	(0.58)	10.26
R-4 shares
2016	10.10	0.49	0.18	0.67	(0.47)	(0.09)	(0.56)	10.21
2015	10.44	0.50	(0.15)	0.35	(0.51)	(0.18)	(0.69)	10.10
2014	10.06	0.53	0.65	1.18	(0.53)	(0.27)	(0.80)	10.44
2013	10.25	0.53	(0.11)	0.42	(0.55)	(0.06)	(0.61)	10.06
2012	9.72	0.58	0.55	1.13	(0.57)	(0.03)	(0.60)	10.25
R-5 shares
2016	10.15	0.50	0.18	0.68	(0.48)	(0.09)	(0.57)	10.26
2015	10.47	0.50	(0.12)	0.38	(0.52)	(0.18)	(0.70)	10.15
2014	10.09	0.53	0.66	1.19	(0.54)	(0.27)	(0.81)	10.47
2013	10.28	0.55	(0.12)	0.43	(0.56)	(0.06)	(0.62)	10.09
2012	9.75	0.59	0.55	1.14	(0.58)	(0.03)	(0.61)	10.28

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

						Ratio of Net
			Ratio of Expenses	Ratio of Gross		Investment Income
		Net Assets, End of	to Average Net	Expenses to Average		to Average Net	Portfolio
Total Return		Period (in thousands)	Assets	Net Assets		Assets	Turnover Rate

6.87%	(b)	$50,135	1.06%	1.10%	(c)	4.84%	13.9%
3.59	(b)	43,477	1.14	1.16	(c)	4.72	16.9
12.24	(b)	39,563	1.20	1.28	(c)	5.02	20.1
3.74	(b)	33,590	1.27	1.47	(c)	4.91	31.5
11.96	(b)	30,976	1.28	1.46	(c)	5.74	22.9

7.26		2,444,823	0.76	–		5.14	13.9
3.91		1,923,458	0.76	–		5.12	16.9
12.76		2,033,946	0.75	–		5.48	20.1
4.32		1,884,821	0.75	0.75	(d)	5.42	31.5
12.49		1,754,687	0.75	0.75	(d)	6.25	22.9

6.32		1,572	1.58	–		4.32	13.9
3.16		1,332	1.58	–		4.27	16.9
11.78		1,751	1.59	–		4.66	20.1
3.38		1,761	1.58	–		4.58	31.5
11.60		1,686	1.59	–		5.44	22.9

6.49		1,234	1.45	–		4.45	13.9
3.25		1,556	1.45	–		4.43	16.9
11.98		845	1.46	–		4.75	20.1
3.51		1,009	1.45	–		4.70	31.5
11.80		1,065	1.46	–		5.55	22.9

6.66		3,311	1.27	–		4.63	13.9
3.40		3,758	1.27	–		4.60	16.9
12.13		4,074	1.28	–		4.98	20.1
3.81		4,107	1.27	–		4.91	31.5
11.96		4,161	1.28	–		5.73	22.9

6.86		1,395	1.08	–		4.89	13.9
3.52		1,543	1.08	–		4.87	16.9
12.35		1,221	1.09	–		5.22	20.1
4.01		1,436	1.08	–		5.11	31.5
12.17		709	1.09	–		5.98	22.9

7.07	(e)	4,216	0.96	–		4.93	13.9
3.72	(e)	3,665	0.96	–		4.90	16.9
12.45		3,350	0.97	–		5.24	20.1
4.12		4,963	0.96	–		5.27	31.5
12.28		2,402	0.97	–		6.00	22.9

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the contingent deferred sales charge.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Excludes expense reimbursement from Manager.
(e)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.

See accompanying notes.

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
REAL ESTATE ALLOCATION FUND
Institutional shares
2016		$9.65	$0.19	$0.83	$1.02	($0.25)	$–	($0.25)	$10.42
2015	(c)	10.00	0.14	(0.42)	(0.28)	(0.07)	–	(0.07)	9.65
REAL ESTATE DEBT INCOME FUND
Institutional shares
2016		9.76	0.30	0.13	0.43	(0.32)	–	(0.32)	9.87
2015	(c)	10.00	0.24	(0.25)	(0.01)	(0.23)	–	(0.23)	9.76
SMALL-MIDCAP DIVIDEND INCOME FUND
Institutional shares
2016		12.79	0.39	2.43	2.82	(0.34)	(0.26)	(0.60)	15.01
2015		14.40	0.42	(1.38)	(0.96)	(0.34)	(0.31)	(0.65)	12.79
2014		12.29	0.43	2.25	2.68	(0.31)	(0.26)	(0.57)	14.40
2013		10.49	0.41	1.78	2.19	(0.36)	(0.03)	(0.39)	12.29
2012		9.30	0.40	1.21	1.61	(0.42)	–	(0.42)	10.49
SYSTEMATEX INTERNATIONAL FUND
Institutional shares
2016	(g)	10.00	0.24	0.26	0.50	(0.05)	(0.02)	(0.07)	10.43
R-6 shares
2016	(g)	10.00	0.31	0.20	0.51	(0.05)	(0.02)	(0.07)	10.44
SYSTEMATEX LARGE VALUE FUND
R-6 shares
2016	(g)	10.00	0.23	1.11	1.34	(0.07)	(0.02)	(0.09)	11.25

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

							Ratio of Net
			Ratio of Expenses		Ratio of Gross		Investment Income
		Net Assets, End of	to Average Net		Expenses to Average		to Average Net		Portfolio
Total Return		Period (in thousands)	Assets		Net Assets		Assets		Turnover Rate

10.73%		$188	0.15%		22.98%	(b)	1.86%		76.4%
(2.80)	(d)	10	0.15	(e)	338.94 (b)	,(e)	2.16	(e)	33.5	(e)

4.69	(f)	153,816	0.63		0.63	(b)	3.11		20.1
(0.22) (d),(f)		22,371	0.70	(e)	0.84 (b)	,(e)	3.59	(e)	42.2	(e)

22.94		1,142,465	0.82		0.82	(b)	2.90		25.8
(6.89)		849,929	0.86		0.88	(b)	3.00		29.3
22.19		554,543	0.80		–		3.14		18.2
21.32		353,059	0.82		–		3.54		18.5
17.87		280,303	0.84		–		4.06		19.1

4.93	(d)	4,198	0.75	(e)	1.61 (b)	,(e)	2.59	(e)	60.2	(e)

5.03	(d)	59,094	0.62	(e)	1.11 (b)	,(e)	3.26	(e)	60.2	(e)

13.50	(d)	8,516	0.42	(e)	1.16 (b)	,(e)	2.33	(e)	60.8	(e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager.
(c)	Period from December 31, 2014, date operations commenced, through August 31, 2015.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.
(g)	Period from September 22, 2015, date operations commenced, through August 31, 2016.

See accompanying notes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Principal Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Blue Chip Fund, Bond Market Index Fund, Credit Opportunities Explorer Fund, Diversified Real Asset Fund (consolidated), Dynamic High Yield Explorer Fund, EDGE MidCap Fund, Global Multi-Strategy Fund, Global Opportunities Equity Hedged Fund, Global Opportunities Fund, International Equity Index Fund, International Small Company Fund, Multi- Manager Equity Long/Short Fund, Opportunistic Municipal Fund, Origin Emerging Markets Fund, Preferred Securities Fund, Real Estate Allocation Fund, Real Estate Debt Income Fund, Small-MidCap Dividend Income Fund, SystematEx International Fund, and SystematEx Large Value Fund (20 of the portfolios constituting the Principal Funds, Inc. (collectively the “Funds”)) as of August 31, 2016, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).

Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from brokers or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting the portfolios within Principal Funds, Inc. at August 31, 2016, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
October 17, 2016

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS,INC.
August 31, 2016 (unaudited)

As a shareholder of Principal Funds, Inc., you incur two types of costs: (1) transaction costs (for Class J shares only), including contingent deferred sales charges; and (2) ongoing costs, including management fees; distribution fees (for certain share classes); and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of Real Estate Allocation Fund, the fund will indirectly bear its pro rata share of expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund’s annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses would be higher.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2016 to August 31, 2016), unless otherwise noted.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. R-1, R-2, R-3, R-4, and R-5 classes of shares may be purchased only through retirement plans. Such plans may impose fees in addition to those charged by the fund. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual				Hypothetical
			Expenses Paid				Expenses Paid
		Ending	During Period			Ending	During Period
	Beginning	Account Value	March 1,		Beginning	Account Value	March 1, 2016		Annualized
	Account Value	August 31,	2016 to August		Account Value	August 31,	to August 31,		Expense
	March 1, 2016	2016	31, 2016	(a)	March 1, 2016	2016	2016	(a)	Ratio
Blue Chip Fund
Institutional	$1,000.00	$1,158.04	$3.74		$1,000.00	$1,021.67	$3.51		0.69%
R -3	1,000.00	1,084.40	5.56	(b)	1,000.00	1,018.80	6.39		1.26
R -4	1,000.00	1,085.68	4.73	(b)	1,000.00	1,019.76	5.43		1.07
R -5	1,000.00	1,086.32	4.20	(b)	1,000.00	1,020.36	4.82		0.95

Bond Market Index Fund
Class J	1,000.00	1,031.39	4.29		1,000.00	1,020.91	4.27		0.84
Institutional	1,000.00	1,034.51	1.18		1,000.00	1,023.98	1.17		0.23
R -1	1,000.00	1,030.47	5.61		1,000.00	1,019.61	5.58		1.10
R -2	1,000.00	1,031.37	4.95		1,000.00	1,020.26	4.93		0.97
R -3	1,000.00	1,032.38	4.04		1,000.00	1,021.17	4.01		0.79
R -4	1,000.00	1,032.32	3.07		1,000.00	1,022.12	3.05		0.60
R -5	1,000.00	1,033.12	2.45		1,000.00	1,022.72	2.44		0.48

Credit Opportunities Explorer Fund
Institutional	1,000.00	1,090.43	3.68		1,000.00	1,021.62	3.56		0.70

Diversified Real Asset Fund
Institutional	1,000.00	1,102.49	4.65		1,000.00	1,020.71	4.47		0.88
R -3	1,000.00	1,058.37	6.06	(b)	1,000.00	1,018.15	7.05		1.39
R -4	1,000.00	1,059.33	5.23	(b)	1,000.00	1,019.10	6.09		1.20
R -5	1,000.00	1,060.29	4.71	(b)	1,000.00	1,019.71	5.48		1.08
R -6	1,000.00	1,102.49	4.65		1,000.00	1,020.71	4.47		0.88

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
August 31, 2016 (unaudited)

		Actual				Hypothetical
			Expenses Paid				Expenses Paid
		Ending	During Period			Ending	During Period
	Beginning	Account Value	March 1,		Beginning	Account Value	March 1, 2016		Annualized
	Account Value	August 31,	2016 to August		Account Value	August 31,	to August 31,		Expense
	March 1, 2016	2016	31, 2016	(a)	March 1, 2016	2016	2016	(a)	Ratio
Dynamic High Yield Explorer Fund
Institutional	$1,000.00	$1,105.25	$3.97		$1,000.00	$1,021.37	$3.81		0.75%

EDGE MidCap Fund
Institutional	1,000.00	1,205.91	4.33		1,000.00	1,021.22	3.96		0.78

Global Multi-Strategy Fund
Institutional	1,000.00	1,040.23	10.72		1,000.00	1,014.63	10.58		2.09

Global Multi-Strategy Fund (Excluding Dividends and
Interest Expense on Short Sales, Short Sale Fees and
Reverse Repurchase Agreement Expense)
Institutional	1,000.00	1,040.20	7.95		1,000.00	1,017.25	7.89		1.55

Global Opportunities Equity Hedged Fund
Institutional	1,000.00	955.07	6.14		1,000.00	1,018.85	6.34		1.25

Global Opportunities Fund
Institutional	1,000.00	1,082.32	4.50		1,000.00	1,020.81	4.37		0.86

International Equity Index Fund
Institutional	1,000.00	1,107.91	1.85		1,000.00	1,023.38	1.78		0.35
R-1	1,000.00	1,103.83	6.40		1,000.00	1,019.05	6.14		1.21
R-2	1,000.00	1,103.37	5.71		1,000.00	1,019.71	5.48		1.08
R-3	1,000.00	1,106.10	4.76		1,000.00	1,020.61	4.57		0.90
R-4	1,000.00	1,106.15	3.76		1,000.00	1,021.57	3.61		0.71
R-5	1,000.00	1,106.02	3.12		1,000.00	1,022.17	3.00		0.59

International Small Company Fund
Institutional	1,000.00	1,110.24	6.37		1,000.00	1,019.10	6.09		1.20

Multi-Manager Equity Long/Short Fund
Institutional	1,000.00	999.00	10.24	(c)	1,000.00	1,012.82	12.40		2.45
R-6	1,000.00	999.00	9.94	(c)	1,000.00	1,013.17	12.04		2.38

Multi-Manager Equity Long/Short Fund (Excluding Dividends and
Interest Expense on Short Sales and Short Sale Fees)
Institutional	1,000.00	999.00	6.98	(c)	1,000.00	1,016.68	8.45		1.67
R-6	1,000.00	999.00	6.69	(c)	1,000.00	1,017.04	8.10		1.60

Opportunistic Municipal Fund
Institutional	1,000.00	1,070.48	3.64		1,000.00	1,021.62	3.56		0.70

Opportunistic Municipal Fund (Excluding
Interest Expense and Fees)
Institutional	1,000.00	1,070.50	3.38		1,000.00	1,021.83	3.31		0.65

Origin Emerging Markets Fund
Institutional	1,000.00	1,218.75	6.80		1,000.00	1,019.00	6.19		1.22
R-6	1,000.00	1,218.75	7.03		1,000.00	1,018.80	6.39		1.26

Preferred Securities Fund
Class J	1,000.00	1,070.31	5.46		1,000.00	1,019.86	5.33		1.05
Institutional	1,000.00	1,072.69	3.96		1,000.00	1,021.32	3.86		0.76
R-1	1,000.00	1,067.52	8.21		1,000.00	1,017.19	8.01		1.58
R-2	1,000.00	1,068.68	7.54		1,000.00	1,017.85	7.35		1.45
R-3	1,000.00	1,069.36	6.61		1,000.00	1,018.75	6.44		1.27
R-4	1,000.00	1,070.50	5.62		1,000.00	1,019.71	5.48		1.08
R-5	1,000.00	1,070.83	5.00		1,000.00	1,020.31	4.88		0.96

Real Estate Allocation Fund
Institutional	1,000.00	1,113.92	0.80		1,000.00	1,024.38	0.76		0.15

Real Estate Debt Income Fund
Institutional	1,000.00	1,068.91	3.17		1,000.00	1,022.07	3.10		0.61

Small-MidCap Dividend Income Fund
Institutional	1,000.00	1,242.35	4.51		1,000.00	1,021.11	4.06		0.80

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
August 31, 2016 (unaudited)

		Actual				Hypothetical
			Expenses Paid				Expenses Paid
		Ending	During Period			Ending	During Period
	Beginning	Account Value	March 1,		Beginning	Account Value	March 1, 2016		Annualized
	Account Value	August 31,	2016 to August		Account Value	August 31,	to August 31,		Expense
	March 1, 2016	2016	31, 2016	(a)	March 1, 2016	2016	2016	(a)	Ratio
SystematEx International Fund
Institutional	$1,000.00	$1,104.87	$3.97		$1,000.00	$1,021.37	$3.81		0.75%
R-6	1,000.00	1,104.76	3.28		1,000.00	1,022.02	3.15		0.62

SystematEx Large Value Fund
R-6	1,000.00	1,132.93	2.25		1,000.00	1,023.03	2.14		0.42

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

(b) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period (March 29, 2016 to August 31, 2016), multiplied by 155/366 (to reflect the period since inception).

(c) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period (March 31, 2016 to August 31, 2016), multiplied by 153/366 (to reflect the period since inception).

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds which are also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term or until reaching age 72. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

Other
Name,		Number of Portfolios	Directorships
Position Held with the Fund,	Principal Occupation(s)	in Fund Complex	Held by Director
Year of Birth	During past 5 years	Overseen by Director	During Past 5 Years
Elizabeth Ballantine	Principal, EBA Associates	126	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948

Leroy T. Barnes, Jr.	Retired.	126	McClatchy
Director since March 2012			Newspapers, Inc.;
Member, Audit Committee			Herbalife Ltd.; Frontier
1951			Communications, Inc.

Craig Damos	President, The Damos Company	126	Hardin Construction
Director since 2008			Company
Member, Audit Committee
Member, 15(c) Committee
1954

Mark A. Grimmett	Formerly, Executive Vice	126	None
Director since 2004	President and CFO, Merle
Member, Nominating and Governance	Norman Cosmetics, Inc.
Committee
Member, 15(c) Committee
Member, Executive Committee
1960

Fritz S. Hirsch	CEO, MAM USA	126	Focus Products Group
Director since 2005
Member, Operations Committee
Member, 15(c) Committee
1951

Tao Huang	Formerly, Chief Operating	126	Armstrong World
Director since March 2012	Officer, Morningstar, Inc.		Industries, Inc.
Member, Operations Committee
Member, 15(c) Committee
1962

Drew E. Lawton	Formerly, Senior Managing	126	None
Director since March 2016	Director and CEO, New York
Member, Nominating and Governance	Life Investment Management
Committee	(New York Life Insurance
1959	Company)

Karen (“Karrie”) McMillan	Managing Director, Patomak	126	None
Director since 2014	Global Partners, LLC.
Member, Operations Committee	Formerly, General Counsel,
1961	Investment Company Institute

Elizabeth A. Nickels	Formerly, Executive Director,	126	Charlotte Russe; Follet
Director since September 2015	Herman Miller Foundation;		Corporation; Herman
Member, Audit Committee	Formerly President, Herman		Miller, Inc.; PetSmart;
1962	Miller Healthcare		SpartanNash; Spectrum
Health Systems

Other
Name,		Number of Portfolios	Directorships
Position Held with the Fund,	Principal Occupation(s)	in Fund Complex	Held by Director
Year of Birth	During past 5 years	Overseen by Director	During Past 5 Years
Daniel Pavelich	Retired.	126	None
Director since 2007
Member, Audit Committee
1944

The following directors are considered to be “interested persons” as defined in the 1940 Act, because of an affiliation with the Manager and Principal Life.

Other
		Number of	Directorships
		Portfolios in	Held by
Name,		Fund Complex	Director
Position Held with the Fund,	Principal Occupation(s)	Overseen	During Past 5
Year of Birth	During past 5 years	by Director	Years
Michael J. Beer	Chief Executive Officer, Principal Funds	126	None
Director since 2012	Distributor, Inc. (“PFD”) since 2015
President, Chief Executive Officer	Director, PFD since 2015
Member, Executive Committee	Vice President/Mutual Funds and Broker
1961	Dealer, Principal Life Insurance
Company (“PLIC”) (2001-2014)
Vice President/Chief Operating Officer,
Principal Funds, PLIC (2014-2015)
Executive Director, Principal Funds &
Trust, PLIC since 2015
Director, Principal Management
Corporation, (the “Manager”) (2006-2015)
President & Chief Executive Officer,
the Manager since 2015
Executive Vice President/Chief Operating
Officer, the Manager (2008-2015)
Chair, the Manager since 2015
Director, Principal Securities, Inc. (“PSI”) (2005-
2015)
President, PSI (2005-2015)
Director, Principal Shareholder
Services (“PSS”) (2007-2015)
Chairman, PSS since 2015
President, PSS (2007-2015)
Executive Vice President, PSS since 2015

Nora M. Everett	Director, Edge Asset Management,	126	None
Director since 2008	Inc. (“Edge”) (2008-2011)
Chair	Director, Finisterre Capital LLP since 2011
Member, Executive Committee	Director, Origin Asset Management
1959	LLP since 2011
Chairman, Principal Financial
Advisors, Inc. (“PFA”) (2010-2015)
Chairman, PFD (2011-2015)
Director, PFD (2008-2011)
Senior Vice President/Retirement and
Investor Services, PLIC (2008-2015)
President/Retirement and Investor
Services, PLIC since 2015
Chairman, the Manager (2011-2015)
President, the Manager (2008-2015)
Director, the Manager (2008-2011)
Director, PSI (2008-2011, and since 2015)
Chairman, PSI (2011-2015)
Chief Executive Officer, PSI (2009-2015)
Chairman, PSS (2011-2015)
Director, PSS (2008-2011)

Correspondence intended for each Director who is other than an Interested Director may be sent to 655 9th Street, Des Moines, IA

50392.

The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Randy L. Bergstrom	Counsel, Principal Global Investors, LLC (“PGI”)
Assistant Tax Counsel	Counsel, PLIC
Des Moines, IA 50392
1955

Jennifer A. Block	Counsel, PFD (2009-2013)
Assistant Counsel and Assistant	Counsel, PLIC
Secretary	Counsel, the Manager (2009-2013, 2014 - present)
Des Moines, IA 50392	Counsel, PSI (2009-2013)
1973	Counsel, PSS (2009-2013)

Tracy Bollin	Chief Financial Officer, PFA (2010-2015)
Chief Financial Officer	Senior Vice President, PFD since 2015
Des Moines, IA 50392	Chief Financial Officer, PFD since 2010
1970	Senior Vice President, the Manager since 2015
Chief Financial Officer, the Manager (2010-2015)
Director, the Manager since 2015
Chief Financial Officer, PSI (2010-2015)
Director, PSS since 2015
President, PSS since 2015
Chief Financial Officer, PSS (2010-2015)

David J. Brown	Senior Vice President, PFD
Chief Compliance Officer	Chief Compliance Officer-Funds, PLIC since 2016
Des Moines, IA 50392	Vice President/Compliance, PLIC
1960	Senior Vice President, the Manager
Senior Vice President, PSI
Senior Vice President, PSS

Gina L. Graham	Vice President/Treasurer, PFA since 2016
Treasurer	Vice President/Treasurer, PFD since 2016
Des Moines, IA 50392	Vice President/Treasurer, PGI since 2016
1965	Vice President/Treasurer, PLIC since 2016
Vice President/Treasurer, the Manager since 2016
Vice President/Treasurer, Principal Real Estate Investors, LLC since 2016
Vice President/Treasurer, PSI since 2016
Vice President/Treasurer, PSS since 2016
Carolyn F. Kolks	Counsel, PGI
Assistant Tax Counsel	Counsel, PLIC
Des Moines, IA 50392
1962

Layne A. Rasmussen	Vice President/Controller – Principal Funds, the Manager
Vice President and Controller
Des Moines, IA 50392
1958

Greg Reymann	Assistant General Counsel, PLIC since 2014
Assistant Counsel	Assistant General Counsel, the Manager since 2015
Des Moines, IA 50392	VP, Chief Compliance Officer and Chief Risk Officer, Transamerica Asset
1958	Management, Inc. (“TAM”) (2010-2012)
Assistant General Counsel, Transamerica Asset Management Group
(2013-2014)
Vice President/CFTC Principal, TAM (2013-2014)

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Teri R. Root	Vice President and Chief Compliance Officer, the Manager since 2015
Deputy Chief Compliance Officer	Compliance Officer, the Manager (2010-2013)
Des Moines, IA 50392	Vice President, PSS since 2015
1979

Britney L. Schnathorst	Counsel, PLIC since 2013
Assistant Counsel	Prior thereto, Attorney in Private Practice
Des Moines, IA 50392
1981

Adam U. Shaikh	Counsel, PFD (2006-2013)
Assistant Counsel	Counsel, PLIC
Des Moines, IA 50392	Counsel, the Manager (2007-2013, 2014 - present)
1972	Counsel, PSI (2007-2013)
Counsel, PSS (2007-2013)

Dan Westholm	Assistant Vice President/Treasury, PFA since 2013
Assistant Treasurer	Director – Treasury, PFA (2011-2013)
Des Moines, IA 50392	Assistant Vice President/Treasury, PFD since 2013
1966	Director – Treasury, PFD (2011-2013)
Assistant Vice President/Treasury, PLIC since 2014
Director – Treasury, PLIC (2007-2014)
Director – Treasury, the Manager (2003-2013)
Assistant Vice President/Treasury, the Manager since 2013
Assistant Vice President/Treasury, PSI since 2013
Director – Treasury, PSI (2008-2009, 2011-2013)
Assistant Vice President/Treasury, PSS since 2013
Director – Treasury, PSS (2007-2013)

Beth Wilson	Director and Secretary – Funds, PLIC
Vice President and Secretary	Vice President, the Manager (2007-2013)
Des Moines, IA 50392
1956

Clint Woods	Vice President, Associate General Counsel, Governance Officer, and
Vice President and Counsel	Assistant Corporate Secretary, PLIC since 2015
Des Moines, IA 50392	Assistant General Counsel, Assistant Corporate Secretary, and Governance
1961	Officer, PLIC (2013-2015)
Associate General Counsel, AEGON (2003 - 2012)

The 15(c) Committee assists the Board in performing the annual review of the Fund’s advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act.

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the Fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectus dated December 31, 2015, and the Statement of Additional Information dated December 31, 2015. These documents may be obtained free of charge by writing Principal Variable, Inc., P.O. Box 8024, Boston, MA 02266-8024 or telephoning 1-800-222-5852. The prospectus may be viewed at

www.PrincipalFunds.com/prospectuses.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning 1-800-222-5852, or on the SEC website at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of May 31 and November 30 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Funds, Inc. (“PFI”) approved: (1) a Subadvisory agreement with Columbus Circle Investors, a Subadvisory agreement with Passport Capital, LLC, a Subadvisory agreement with Sirios Capital Management, L.P., a Subadvisory agreement with Three Bridges Capital, LP, and an amended and restated management agreement with Principal Management Corporation (the “Manager”) related to the addition of the Multi-Manager Equity Long/Short Fund; (2) a Subadvisory agreement with Gotham Asset Management, LLC related to the Multi-Manager Equity Long/Short Fund; (3) a Subadvisory agreement with Sound Point Capital Management, LP related to the Global-Multi Strategy Fund; and (4) amended Subadvisory agreements with Cliffwater, LLC and York Registered Holdings L. P. related to the Global-Multi Strategy Fund.

Multi Manager Equity Long/Short Fund Advisory Agreements

On December 15, 2015, the Board met to consider, on behalf of the newly established Multi-Manager Equity Long/Short Fund (the “Fund”), the approval of: (1) an amended and restated management agreement (“Management Agreement”) between PFI, for the Fund, and the Manager and (2) a subadvisory agreement between the Manager and Passport Capital, LLC (“Passport” or a “Subadvisor”) with respect to the Fund (the “Passport Subadvisory Agreement”); (3) a subadvisory agreement between the Manager and Sirios Capital Management, L.P. (“Sirios” or a “Subadvisor”) with respect to the Fund (the “Sirios Subadvisory Agreement”); (4) a subadvisory agreement between the Manager and Three Bridges Capital, LP (“Three Bridges” or a “Subadvisor”) with respect to the Fund (the “Three Bridges Subadvisory Agreement”); and (5) a subadvisory agreement between the Manager and Columbus Circle Investors (“CCI” or a “Subadvisor”) with respect to the Fund (the “CCI Agreement”). (The Passport Subadvisory Agreement, the Sirios Subadvisory Agreement, the Three Bridges Subadvisory Agreement and the CCI Subadvisory Agreement are together referred to as the “Subadvisory Agreements,” and the Management Agreement and the Subadvisory Agreements are together referred to as the “Advisory Agreements.”)

Based upon its review, the Board concluded that it was in the best interests of the Fund to approve the Advisory Agreements. In reaching this conclusion, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.

With respect to the Management Agreement, the Board considered, among other factors, that the Manager has had a long-term relationship with the PFI funds and has demonstrated a commitment to support the PFI funds. The Board concluded that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered various factors, including the following, and made certain findings and conclusions with regard thereto, in approving the Advisory Agreements.

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of the services to be provided under the Management Agreement, including administrative services. The Board noted that, in connection with the 2015 annual renewal of the management agreements for the other PFI funds and series of Principal Variable Contracts Funds, Inc. (“PVC”) and Principal Exchange-Traded Funds (“PETF” and together with PFI and PVC, the “Principal Funds”), the Board had: (1) reviewed the services provided by the Manager to the other series of Principal Funds under the management agreements; (2) considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the management agreements and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager and concluded that appropriate resources were provided under the management agreements for the Principal Funds; (3) considered the due diligence process developed by the Manager for purposes of selecting highly qualified unaffiliated subadvisors and for monitoring and replacing unaffiliated subadvisors and concluded that this due diligence process was working well; and (4) considered the compliance program established by the Manager for the Principal Funds and their respective series and the level of compliance attained by the Principal Funds. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Manager to the Fund under the Management Agreement are expected to be satisfactory.

The Board considered the nature, quality and extent of the services to be provided under each of the Subadvisory Agreements. For each Subadvisory Agreement, the Board considered the reputation, qualifications and background of the Subadvisor, the investment approach of the Subadvisor, the experience and skills of the Subadvisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. The Board noted that CCI currently provides subadvisory services for other series of PFI and PVC, and that the Board had reviewed and had approved for renewal those subadvisory agreements at its September 2015 Board meeting. In addition, the Board considered the Manager’s program for recommending, monitoring and replacing subadvisors and that the Manager recommended each Subadvisor based upon that program. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by each Subadvisor to the Fund under the applicable Subadvisory Agreement are expected to be satisfactory.

Investment Performance

As the Fund is a newly created series, the Board did not review performance of the Fund since no track record was available. The Board reviewed the historical and back-tested performance of each Subadvisor as follows:

1)	With respect to Passport, the Board reviewed (i) the historical one-year and since inception (January 1, 2014) performance returns as of September 30, 2015 (gross and net of fees) of the Subadvisor in a composite with an investment strategy similar to the proposed portfolio strategy for the Fund and (ii) the back-tested one-year, three-year and five-year performance returns as of September 30, 2015 (gross and net of fees) of the Subadvisor in the proposed portfolio strategy for the Fund, each as compared to a relevant benchmark index for Passport’s investment sleeve, a relevant benchmark index for the Fund and a relevant Morningstar category;
2)	With respect to Sirios, the Board reviewed (i) the historical one-year and since inception (April 1, 2014) performance returns as of September 30, 2015 (gross and net of fees) of the Subadvisor in a composite with an investment strategy similar to the proposed portfolio strategy for the Fund and (ii) the back-tested one-year, three-year and five-year performance returns as of September 30, 2015 (gross and net of fees) of the Subadvisor in the proposed portfolio strategy for the Fund, each as compared to a relevant benchmark index for Sirios’ investment sleeve, a relevant benchmark index for the Fund and a relevant Morningstar category;
3)	With respect to Three Bridges, the Board reviewed (i) the historical since inception (November 1, 2014) performance returns as of September 30, 2015 (gross and net of fees) of the Subadvisor in a composite with an investment strategy similar to the proposed portfolio strategy for the Fund and (ii) the back-tested one-year, three-year and five-year performance returns as of September 30, 2015 (gross and net of fees) of the Subadvisor in the proposed portfolio strategy for the Fund, each as compared to a relevant benchmark index for Three Bridges’ investment sleeve, a relevant benchmark index for the Fund and a relevant Morningstar category; and
4)	With respect to CCI, the Board reviewed the back-tested one-year and since inception (October 1, 2013) performance returns as of September 30, 2015 (gross and net of fees) of the Subadvisor in the proposed portfolio strategy for the Fund, as compared to a relevant benchmark index for CCI’s investment sleeve, a relevant benchmark index for the Fund and a relevant Morningstar category.

The Board also reviewed the back-tested one-year, three-year and five-year performance returns as of September 30, 2015 (gross and net of fees) of the Fund, as compared to a relevant benchmark index and a relevant Morningstar category. The Board concluded, based on the information provided, that each Subadvisor is well qualified.

Fees, Economies of Scale and Profitability

The Board considered the Fund’s proposed management and subadvisory fees, taking into consideration the complexities of the investment strategy and the objective of the Fund. With respect to the proposed management fee, the Board considered the fees proposed to be paid to each Subadvisor. The Board also received information from the Manager, based on data supplied by Broadridge, comparing the proposed management fee to advisory fees of funds in the same asset category. The Board also considered whether there are economies of scale with respect to the services to be provided to the Fund under the Management Agreement. The Board noted that the proposed management fee schedule includes breakpoints, and concluded that the proposed management fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels.

With respect to the subadvisory fee proposed to be paid to each Subadvisor, the Board noted that the Manager compensates each Subadvisor from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided under each Subadvisory Agreement. The Board noted that the proposed subadvisory fee schedules for two Subadvisors include breakpoints and that the proposed subadvisory fee schedules for the other two Subadvisors do not include breakpoints. The Board concluded that the subadvisory fee schedule for each Subadvisor reflects an appropriate recognition of economies of scale at currently anticipated asset levels. The Board considered the Manager’s statement that it found the proposed subadvisory fee schedules to be competitive.

In addition, in evaluating the management and subadvisory fees, the Board considered the estimated profitability of the Fund to the Manager. The Board reviewed the anticipated expense ratio of each class of the Fund and considered that the Manager proposed to cap the total expense ratios for the classes at certain levels through December 30, 2017. On the basis of the information provided, the Board concluded that the proposed management and subadvisory fees were reasonable.

Other Benefits

The Board also considered the character and amount of other incidental benefits to be received by the Manager and each Subadvisor. The Board noted that Passport, Sirios and CCI may use soft dollars and that each such Subadvisor’s policy is to use soft dollars within the Section 28(e) safe harbor, and that Three Bridges did not intend to use soft dollars. The Board concluded that taking into account these potential benefits, the proposed management and subadvisory fees were reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Advisory Agreement are fair and reasonable and that approval of each of the Advisory Agreements is in the best interests of the Fund.

Gotham Asset Management, LLC SubAdvisory Agreements

On June 14, 2016, the Board considered for the Multi-Manager Equity Long/Short Fund (the “Fund”), the approval of a subadvisory agreement between Principal Management Corporation (the “Manager”) and Gotham Asset Management, LLC (the “Subadvisor”) with respect to the Fund (the “Subadvisory Agreement”)

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of the services expected to be provided under the Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, the investment approach of the Subadvisor, the experience and skills of the Subadvisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. In addition, the Board considered the Manager’s program for recommending, monitoring and replacing subadvisors and that the Manager recommended the Subadvisor based upon that program.

Investment Performance

The Board reviewed the back-tested one-year, three-year and five-year performance returns as of March 31, 2016 (gross and net of proposed fees) of the Subadvisor in the proposed portfolio strategy for the Fund (which included historical performance returns of the Subadvisor in the same strategy as the proposed portfolio strategy for the Fund for the period January 1, 2016 through March 31, 2016), as compared to a relevant benchmark index for the Subadvisor’s investment sleeve, to a relevant benchmark index for the Fund and to a relevant Morningstar category. The Board also reviewed the back-tested three-year and five-year standard deviations and Sharpe ratios as of March 31, 2016 (gross and net of proposed fees) for the proposed portfolio strategy for the Fund (the calculation of which considered historical performance returns of the Subadvisor in the same strategy as the proposed portfolio strategy for the Fund for the period January 1, 2016 through March 31, 2016), as compared to those of the relevant benchmark index for the Subadvisor’s investment sleeve, the relevant benchmark index for the Fund and the Morningstar category for each of the periods referenced above. The Board concluded, based upon the information provided, that the Subadvisor is well qualified.

Fees, Economies of Scale and Profitability

The Board considered the proposed subadvisory fee, noting that the Manager compensates subadvisors from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided to the Fund under the Subadvisory Agreement. The Board concluded that, although the proposed subadvisory fee schedule does not include breakpoints, the Subadvisor’s fee schedule is appropriate at currently anticipated asset levels. The Board considered the Manager’s statement that it found the proposed subadvisory fee schedule to be competitive. On the basis of the information provided, the Board concluded that the proposed subadvisory fee was reasonable.

Other Benefits

The Board also considered the character and amount of other incidental benefits to be received by the Subadvisor. The Board noted that the Subadvisor did not intend to use soft dollars. The Board concluded that, on the basis of the information provided, the proposed subadvisory fee was reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Subadvisory Agreement are fair and reasonable and that approval of the Subadvisory Agreement is in the best interests of the Fund.

Sound Point Capital Management, LP SubAdvisory Agreement

On June 14, 2016, the Board considered for the Global Multi-Strategy Fund (the “Fund”) the approval of a subadvisory agreement between Principal Management Corporation (the “Manager”) and Sound Point Capital Management, LP (the “Subadvisor”) with respect to the Fund (the “Subadvisory Agreement”).

Nature, Quality and Extent of Services.

The Board considered the nature, quality and extent of the services expected to be provided under the Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, the investment approach of the Subadvisor, the experience and skills of the Subadvisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. In addition, the Board considered the Manager’s program for recommending, monitoring and replacing subadvisors and that the Manager recommended the Subadvisor based upon that program.

Investment Performance.

The Board reviewed the historical one-year, three-year and since-inception (October 1, 2011) performance returns as of December 31, 2015 (gross and net of proposed fees) of the Subadvisor in an account with an investment strategy similar to the proposed strategy for the credit long/short investment sleeve of the Fund, as compared to the historical performance returns (gross and net of fees) of the two current and continuing subadvisors to the investment sleeve of the Fund and to two relevant benchmark indices for the investment sleeve, and the annual performance of the Subadvisor in the same account for each of the last four calendar years (gross and net of proposed fees), as compared to the historical performance (gross and net of fees) of the two current and continuing subadvisors and to the relevant benchmark indices. The Board also reviewed the quartile rankings of the performance of the Subadvisor’s account (net of proposed fees) and the two current and continuing subadvisors to the investment sleeve (net of fees) in a relevant Morningstar category for each of the periods and years referenced above. The Board concluded, based upon the information provided, that the historical investment performance record of the Subadvisor was satisfactory.

Fees, Economies of Scale and Profitability.

The Board considered the proposed subadvisory fee, noting that the Manager compensates subadvisors from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided to the Fund under the Subadvisory Agreement. The Board noted that the proposed subadvisory fee schedule includes breakpoints and concluded that the subadvisory fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels. The Board considered the Manager’s statement that it found the proposed subadvisory fee schedule to be competitive. On the basis of the information provided, the Board concluded that the proposed subadvisory fee was reasonable.

Other Benefits.

The Board also considered the character and amount of other incidental benefits to be received by the Subadvisor. The Board noted that the Subadvisor does not use soft dollars. The Board concluded that, on the basis of the information provided, the proposed subadvisory fee was reasonable.

Overall Conclusions.

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Subadvisory Agreement are fair and reasonable and that approval of the Subadvisory Agreement is in the best interests of the Fund.

Cliffwater, LLC and York Registered Holdings, L.P. Amended Fee Schedules

On June 14, 2016, the Board considered for PFI Global Multi-Strategy Fund (the “Fund”) the approval of (1) an amended fee schedule under the subadvisory agreement between Principal Management Corporation (the “Manager”) and Cliffwater, LLC (“Cliffwater” or a “Subadvisor”) with respect to the alternative investment strategy consulting services it provides to the Fund (the “Cliffwater Subadvisory Agreement”) in connection with a proposal to reduce Cliffwater’s fee; and (2) an amended fee schedule under the subadvisory agreement between the Manager and York Registered Holdings, L.P. (“York” or a “Subadvisor”) with respect to the event driven investment sleeve of the Fund (the “York Subadvisory Agreement”) in connection with a proposal to reduce York’s fee. (The Cliffwater Subadvisory Agreement and the York Subadvisory Agreement are referred to as the “Subadvisory Agreements.”)

The Board reviewed materials received from the Manager regarding the proposed subadvisory fee reductions. The Board considered the Manager’s representation that the subadvisory fee reductions would not impact the quality or quantity of the services the Subadvisors provide to the Fund and that each Subadvisor’s obligations under the applicable Subadvisory Agreement will remain the same in all material respects. The Board also considered that the Manager was not proposing any material changes to the terms of the Subadvisory Agreements other than to the fee schedules.

The Board considered that they had last approved the Subadvisory Agreements for the Fund during the annual contract renewal process that concluded at the Board of Directors’ September 2015 meeting. They noted that during the annual contract renewal process, they had considered the nature, quality and extent of the services provided by each Subadvisor under the applicable Subadvisory Agreement and had concluded, based upon the information provided, that the terms of each Subadvisory Agreement were reasonable and that approval of each Subadvisory Agreement was in the best interests of the Fund.

Based upon all of the information considered, the Board concluded that it was in the best interests of the Fund to approve the reduced subadvisory fees.

FEDERAL INCOME TAX INFORMATION
PRINCIPAL FUNDS, INC.
August 31, 2016 (unaudited)

Long-Term Capital Gain Dividends. Certain Funds distributed long-term capital gain dividends during the fiscal year ended August 31, 2016. Details of designated long-term capital gain dividends for federal income tax purposes are shown in the notes to financial statements. To the extent necessary to distribute such capital gains, certain Funds may also utilize, and hereby designate, earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

Dividends Received Deduction. For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended August 31, 2016, that qualify for the Dividends Received Deduction are as follows:

Deductible
Percentage
Blue Chip Fund	100.00%
Credit Opportunities Explorer Fund	5.83%
Diversified Real Asset Fund	32.76%
Dynamic High Yield Explorer Fund	0.07%
EDGE MidCap Fund	26.49%
Global Multi-Strategy Fund	31.36%
Global Opportunities Equity Hedged Fund	82.21%
Global Opportunities Fund	61.83%
Origin Emerging Markets Fund	0.03%
Preferred Securities Fund	33.40%
Real Estate Allocation Fund	0.12%
Small-MidCap Dividend Income Fund	46.42%
SystematEx Large Value Fund	94.78%

Qualified Dividend Income. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentages of ordinary income distributions for the fiscal year ended August 31, 2016, taxed at a maximum rate of 15% are as follows:

Percentage
Blue Chip Fund	100.00%
Credit Opportunities Explorer Fund	7.33%
Diversified Real Asset Fund	66.23%
Dynamic High Yield Explorer Fund	2.43%
EDGE MidCap Fund	26.61%
Global Multi-Strategy Fund	44.39%
Global Opportunities Equity Hedged Fund	100.00%
Global Opportunities Fund	100.00%
International Equity Index Fund	87.49%
International Small Company Fund	71.46%
Origin Emerging Markets Fund	62.27%
Preferred Securities Fund	50.04%
Real Estate Allocation Fund	6.47%
Small-MidCap Dividend Income Fund	56.07%
SystematEx International Fund	77.81%
SystematEx Large Value Fund	100.00%

Foreign Taxes Paid. The following Funds elect under the Internal Revenue Code Section 853 to pass through foreigntaxes paid to their shareholders.

The total amounts of foreign taxes passed through to shareholders on a per share basis for the year ended August 31, 2016, are as follows:

Foreign Taxes
Per Share
International Equity Index Fund	$0.0207
International Small Company Fund	$0.0054
Origin Emerging Markets Fund	$0.0264
SystematEx International Fund	$0.0178

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the information supplied with the 1099-DIV form you will receive from the Fund’s transfer agent.

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Principal Funds Distributor, Inc.
711 High Street
Des Moines, IA 50392-6370

Do not use this address for business correspondence.

FV690-06 | 2016 Principal Financial Services, Inc. | 08/2016 | q9c00000c1

Due to size constraints, this filing is being made in two related submissions.  This submission is the first of the two related submissions.